As filed with the Securities and Exchange Commission on October 19, 2023

Registration No. 333-274904

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Pre-Effective Amendment No. 1

Post-Effective Amendment No. ☐

(Check appropriate box or boxes)

Franklin BSP Capital Corporation

(Exact Name of Registrant as Specified in Charter)

9 West 57th Street, 49th Floor, Suite 4920

New York, NY 10019

(Address of Principal Executive Offices)

(212) 588-6770

(Area Code and Telephone Number)

Richard J. Byrne

Chief Executive Officer and President

Franklin BSP Capital Corporation

9 West 57th Street, 49th Floor, Suite 4920

New York, NY 10019

(Name and Address of Agent for Service)

Copies to:

Rajib Chanda, Esq.
Jonathan L. Corsico, Esq.
Steven Grigoriou, Esq.
Christopher P. Healey, Esq.
Simpson Thacher & Bartlett LLP
900 G Street, N.W.
Washington, DC 20001
Telephone: (202) 636-5500
Fax: (202) 636-5502

Approximate Date of Proposed Public Offering: As soon as practicable after this registration statement becomes effective and upon completion of the transactions described in the enclosed document.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the U.S. Securities and Exchange Commission. Franklin BSP Capital Corporation may not sell these securities until the registration statement filed with the U.S. Securities and Exchange Commission is effective. This document is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state or jurisdiction where such offer or sale is not permitted.

PRELIMINARY—SUBJECT TO COMPLETION—DATED OCTOBER 19, 2023

FRANKLIN BSP CAPITAL CORPORATION
9 West 57th Street, 49th Floor, Suite 4920
New York, NY 10019

MERGER PROPOSED — YOUR VOTE IS VERY IMPORTANT

[●], 2023

Dear Stockholder:

You are cordially invited to attend the Special Meeting of Stockholders (the “FBCC Special Meeting”) of Franklin BSP Capital Corporation, a Delaware corporation (“FBCC”), to be held virtually on January 5, 2024, at 11:00 a.m., Eastern Time, at the following website: www.virtualshareholdermeeting.com/FBCC2023SM. Stockholders of record of FBCC at the close of business on October 18, 2023 are entitled to notice of, and to vote at, the FBCC Special Meeting or any adjournment or postponement thereof.

The notice of special meeting and the joint proxy statement/prospectus accompanying this letter provide an outline of the business to be conducted at the FBCC Special Meeting. At the FBCC Special Meeting, you will be asked to approve an amended and restated investment advisory agreement between FBCC and Franklin BSP Capital Adviser L.L.C., a Delaware limited liability company and the external investment adviser to FBCC (“FBCA”) (the “New FBCC Advisory Agreement”) on the terms described in this joint proxy statement/prospectus, including to increase the annual base management fee and the incentive fees to the respective fee amounts following a Liquidity Event (as defined in this joint proxy statement/prospectus) (such proposal, the “FBCC Advisory Agreement Proposal”).

The closing of the Mergers (as defined below) is contingent upon (a) FBCC Stockholder approval of the FBCC Advisory Agreement Proposal, (b) approval of the Merger by holders of shares of common stock, par value $0.001 per share (“FBLC Common Stock”), of Franklin BSP Lending Corporation, a Maryland corporation (“FBLC”), and (c) satisfaction or waiver of certain other closing conditions. If the Mergers do not close, then the New FBCC Advisory Agreement will not go into effect, even if approved by holders of shares of common stock, par value $0.001 per share (“FBCC Common Stock,” together with FBCC Preferred Stock, “FBCC Stock”), of FBCC (“FBCC Common Stockholders,” together with FBCC Preferred Stockholders, “FBCC Stockholders”). FBCC and FBLC are proposing a combination of both companies by a merger and related transactions pursuant to the Agreement and Plan of Merger, dated as of October 2, 2023 (as may be amended from time to time, the “Merger Agreement”), by and among FBCC, FBLC, Franklin BSP Merger Sub, Inc., a Maryland corporation and a direct wholly-owned subsidiary of FBCC (“Merger Sub”), and, for the limited purposes set forth therein, FBCA in which Merger Sub would merge with and into FBLC (the “Merger”), with FBLC continuing as the surviving company and as a wholly-owned subsidiary of FBCC. Immediately after the effectiveness of the Merger, FBLC will merge with and into FBCC (together with the Merger, the “Mergers”), with FBCC continuing as the surviving company.

Subject to the terms and conditions of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of FBLC Common Stock issued and outstanding immediately prior to the Effective Time (other than shares owned by FBCC or any of its consolidated subsidiaries, including Merger Sub (the “Cancelled Shares”)) will be converted into the right to receive a number of shares of FBCC Common Stock equal to the Exchange Ratio (as defined below) (cash will be paid in lieu of fractional shares). FBLC has no preferred stock outstanding, and no new preferred stock will be issued by FBCC as a result of the Merger.

As of June 30, 2023, the net asset value (“NAV”) of FBCC Common Stock was $15.03 per share. As of June 30, 2023, the NAV of FBLC Common Stock was $7.26 per share. Based on the NAVs of FBCC and FBLC as of June 30, 2023 (and adjusted for estimated transaction costs), FBCC would issue approximately 0.4631 shares of FBCC Common Stock for each share of FBLC Common Stock outstanding.

Under the Merger Agreement, as of a mutually agreed date no earlier than 48 hours (excluding Sundays and holidays) prior to the Effective Time (such date, the “Determination Date”), each of FBLC and FBCC will deliver to the other a calculation of its NAV as of such date (such calculation with respect to FBLC, the “Closing FBLC Net Asset Value” and such calculation with respect to FBCC, the “Closing FBCC Net Asset Value”), in each case using the same set of assumptions, methodologies and adjustments as has been historically used in preparing such calculation. Based on such calculations, the parties will calculate the “FBLC Per Share NAV,” which will be equal to (i) the Closing FBLC Net Asset Value divided by (ii) the number of shares of FBLC Common Stock issued and outstanding as of the Determination Date (excluding any Cancelled Shares), and the “FBCC Per Share NAV,” which will be equal to (A) the Closing FBCC Net Asset Value divided by (B) the number of shares of FBCC Common Stock issued and outstanding as of the Determination Date. The “Exchange Ratio” will be equal to the quotient (rounded to four decimal places) of (i) the FBLC Per Share NAV divided by (ii) the FBCC Per Share NAV.

Your vote is extremely important. The holders of at least a majority of the shares of FBCC Stock issued and outstanding and entitled to vote must be present at the FBCC Special Meeting, virtually or represented by proxy. At the FBCC Special Meeting, FBCC Common Stockholders and FBCC Preferred Stockholders, voting together as a single class, will be asked to vote on the FBCC Advisory Agreement Proposal. The approval of the FBCC Advisory Agreement Proposal requires the affirmative vote of a “majority of the outstanding voting securities” of FBCC. Under the Investment Company Act of 1940, as amended, a “majority of the outstanding voting securities” of FBCC is the lesser of: (1) 67% of the FBCC Stock at the FBCC Special Meeting if the holders of more than 50% of the outstanding shares of FBCC Stock are present virtually or represented by proxy, or (2) more than 50% of the outstanding shares of FBCC Stock.

Abstentions will have the same effect as votes “against” the FBCC Advisory Agreement Proposal.

After careful consideration, and on the recommendation of a special committee of the Board of Directors of FBCC (the “FBCC Board”), the FBCC Board unanimously approved the Merger Agreement, declared the Mergers and the transactions contemplated by the Merger Agreement advisable and unanimously recommends that FBCC Stockholders vote “FOR” the FBCC Advisory Agreement Proposal.

It is important that your shares be represented at the FBCC Special Meeting. Please follow the instructions on the enclosed proxy card and authorize a proxy to vote your shares via the Internet, by telephone or by signing, dating and returning the enclosed proxy card. FBCC encourages you to authorize a proxy to vote your shares via the Internet as it saves FBCC significant time and processing costs. Voting by proxy does not deprive you of your right to participate in the virtual FBCC Special Meeting.

This joint proxy statement/prospectus describes the FBCC Special Meeting, the Mergers and the documents related to the Mergers (including the Merger Agreement), the New FBCC Advisory Agreement and other related matters that FBCC Stockholders should review before voting on the FBCC Advisory Agreement Proposal and should be retained for future reference. Please carefully read this entire document, including “Risk Factors” beginning on page 29 and as otherwise incorporated by reference in this joint proxy statement/prospectus, for a discussion of the risks relating to the Mergers, FBCC and FBLC. FBCC files periodic reports, current reports, proxy statements and other information with the U.S. Securities and Exchange Commission (the “SEC”). This information is available free of charge, and stockholder inquiries can be made, by contacting FBCC at 9 West 57th Street, 49th Floor, Suite 4920, New York, NY, 10019 or by calling FBCC at (212) 588-6770 or on FBCC’s website at www.benefitstreetpartners.com/our-business/funds/fbcc/. The SEC also maintains a website at www.sec.gov that contains such information. Except for the documents incorporated by reference into this joint proxy statement/prospectus, information on FBCC’s website is not incorporated into or a part of this joint proxy statement/prospectus.

No matter how many or few shares of FBCC you own, your vote and participation are very important to us.

Sincerely yours,

/s/ Richard J. Byrne
Richard J. Byrne
Chairman, Chief Executive Officer and President of FBCC

Neither the SEC nor any state securities commission has approved or disapproved of the shares of FBCC Common Stock to be issued under this joint proxy statement/prospectus or determined if this joint proxy statement/prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This joint proxy statement/prospectus is dated [●], 2023 and is first being mailed or otherwise delivered to FBCC Stockholders on or about [●], 2023.

Franklin BSP Capital Corporation 9 West 57th Street, 49th Floor, Suite 4920 New York, NY 10019 (212) 588-6770	Franklin BSP Lending Corporation 9 West 57th Street, 49th Floor, Suite 4920 New York, NY 10019 (212) 588-6770

FRANKLIN BSP CAPITAL CORPORATION
9 West 57th Street, 49th Floor, Suite 4920
New York, NY 10019

NOTICE OF VIRTUAL SPECIAL MEETING OF STOCKHOLDERS

Online Meeting Only — No Physical Meeting Location

www.virtualshareholdermeeting.com/FBCC2023SM

January 5, 2024, at 11:00 a.m., Eastern Time

Dear Stockholder:

A Special Meeting of Stockholders (the “FBCC Special Meeting”) of Franklin BSP Capital Corporation, a Delaware corporation (“FBCC”), will be conducted online on January 5, 2024, at 11:00 a.m., Eastern Time at the following website: www.virtualshareholdermeeting.com/FBCC2023SM.

At the FBCC Special Meeting, the holders of shares of Series A convertible preferred stock, par value $0.001 per share (“FBCC Preferred Stock”), of FBCC (“FBCC Preferred Stockholders”) and holders of shares of common stock, par value $0.001 per share (“FBCC Common Stock”), of FBCC (“FBCC Common Stockholders,” together with FBCC Preferred Stockholders, “FBCC Stockholders”) will consider and vote on a proposal to approve an amended and restated investment advisory agreement (the “New FBCC Advisory Agreement”) between FBCC and Franklin BSP Capital Adviser L.L.C., a Delaware limited liability company and the external investment adviser to FBCC (“FBCA”) on the terms described in this joint proxy statement/prospectus, including to increase the annual base management fee and the incentive fees to the respective fee amounts following a Liquidity Event (as defined in this joint proxy statement/prospectus) (such proposal, the “FBCC Advisory Agreement Proposal”).

FBCC is proposing a combination of FBCC and Franklin BSP Lending Corporation, a Maryland corporation (“FBLC”) by a merger and related transactions pursuant to the Agreement and Plan of Merger, dated as of October 2, 2023 (as may be amended from time to time, the “Merger Agreement”), by and among FBCC, FBLC, Franklin BSP Merger Sub, Inc., a Maryland corporation and a direct wholly-owned subsidiary of FBCC (“Merger Sub”), and, for the limited purposes set forth therein, FBCA in which Merger Sub would merge with and into FBLC, with FBLC continuing as the surviving company and as a wholly-owned subsidiary of FBCC (the “Merger”). Immediately after the effectiveness of the Merger, FBLC will merge with and into FBCC (together with the Merger, the “Mergers”), with FBCC continuing as the surviving company. If the Mergers do not close, then the New FBCC Advisory Agreement will not go into effect, even if approved by FBCC Stockholders.

AFTER CAREFUL CONSIDERATION, AND ON THE RECOMMENDATION OF A SPECIAL COMMITTEE OF THE BOARD OF DIRECTORS OF FBCC (THE “FBCC BOARD”), THE FBCC BOARD UNANIMOUSLY APPROVED THE MERGER AGREEMENT, DECLARED THE MERGER AND THE TRANSACTIONS CONTEMPLATED BY THE MERGER AGREEMENT ADVISABLE AND UNANIMOUSLY RECOMMENDS THAT FBCC STOCKHOLDERS VOTE “FOR” THE FBCC ADVISORY AGREEMENT PROPOSAL.

You have the right to receive notice of, and to vote at, the FBCC Special Meeting if you were a stockholder of record of FBCC at the close of business on October 18, 2023. A joint proxy statement/prospectus is attached to this Notice that describes the matters to be voted upon at the FBCC Special Meeting or any adjournment(s) or postponement(s) thereof. The enclosed proxy card will instruct you as to how you may authorize a proxy to vote your shares via the Internet, by telephone or by signing, dating and returning the enclosed proxy card. In addition, information regarding how to find the logistical details of the virtual FBCC Special Meeting (including how to remotely access, participate in and vote during the virtual meeting) is included beginning on page 39 of the attached joint proxy statement/prospectus.

Whether or not you plan to participate in the FBCC Special Meeting, we encourage you to authorize a proxy to vote your shares by following the instructions on the enclosed proxy card. Please note, however, that if you wish to vote during the FBCC Special Meeting and your shares are held of record by a broker or nominee, you must obtain a “legal” proxy issued in your name from that record holder.

We are not aware of any other business that may properly be brought before the FBCC Special Meeting and, pursuant to our bylaws, only the matters set forth in the notice of special meeting may be brought before the FBCC Special Meeting.

Thank you for your continued support of FBCC.

By order of the Board of Directors,

/s/ Michael Frick
Michael Frick
Secretary

New York, NY
[●], 2023

To ensure proper representation at the FBCC Special Meeting, please follow the instructions on the enclosed proxy card to authorize a proxy to vote your shares via the Internet or telephone, or by signing, dating and returning the enclosed proxy card. Even if you authorize a proxy to vote your shares prior to the virtual FBCC Special Meeting, you still may participate in the virtual FBCC Special Meeting.

FRANKLIN BSP LENDING CORPORATION
9 West 57th Street, 49th Floor, Suite 4920
New York, NY 10019

MERGER PROPOSED — YOUR VOTE IS VERY IMPORTANT

[●], 2023

Dear Stockholder:

You are cordially invited to attend the Special Meeting of Stockholders (the “FBLC Special Meeting”) of Franklin BSP Lending Corporation, a Maryland corporation (“FBLC”), to be held virtually on January 5, 2024, at 10:00 a.m., Eastern Time, at the following website: www.virtualshareholdermeeting.com/FBLC2023SM. Stockholders of record of FBLC at the close of business on October 18, 2023 are entitled to notice of, and to vote at, the FBLC Special Meeting or any adjournment or postponement thereof.

The notice of special meeting and the joint proxy statement/prospectus accompanying this letter provide an outline of the business to be conducted at the FBLC Special Meeting. At the FBLC Special Meeting, you will be asked to approve the merger of Merger Sub (as defined below) with and into FBLC (the “Merger”), with FBLC continuing as the surviving company and as a wholly-owned subsidiary of Franklin BSP Capital Corporation, a Delaware corporation (“FBCC”), pursuant to the Agreement and Plan of Merger, dated as of October 2, 2023 (the “Merger Agreement”), by and among FBLC, FBCC, Franklin BSP Merger Sub, Inc., a Maryland corporation and a direct wholly-owned subsidiary of FBCC (“Merger Sub”), and, for the limited purposes set forth therein, Franklin BSP Capital Adviser L.L.C., a Delaware limited liability company and the external investment adviser to FBCC (“FBCA”) (such proposal, the “FBLC Merger Proposal”).

The closing of the Mergers (as defined below) is contingent upon (a) approval of the FBLC Merger Proposal by holders of shares of common stock, par value $0.001 per share (“FBLC Common Stock”), of FBLC (“FBLC Stockholders”), (b) approval by holders of shares of Series A convertible preferred stock, par value $0.001 per share (“FBCC Preferred Stock”), of FBCC (“FBCC Preferred Stockholders”) and holders of shares of common stock, par value $0.001 per share (“FBCC Common Stock”), of FBCC (“FBCC Common Stockholders,” together with FBCC Preferred Stockholders, “FBCC Stockholders”) of an amended and restated investment advisory agreement between FBCC and FBCA (the “New FBCC Advisory Agreement”) on the terms described in this joint proxy statement/prospectus, including to increase the annual base management fee and the incentive fees to the respective fee amounts following a Liquidity Event (as defined in this joint proxy statement/prospectus), and (c) satisfaction or waiver of certain other closing conditions. If the Mergers do not close, then the New FBCC Advisory Agreement will not go into effect, even if approved by FBCC Stockholders.

FBCC and FBLC are proposing a combination of both companies by a merger and related transactions pursuant to the Merger Agreement in which Merger Sub would merge with and into FBLC, with FBLC continuing as the surviving company and as a wholly-owned subsidiary of FBCC (the “Merger”). Immediately after the effectiveness of the Merger, FBLC will merge with and into FBCC (together with the Merger, the “Mergers”), with FBCC continuing as the surviving company.

Subject to the terms and conditions of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of FBLC Common Stock issued and outstanding immediately prior to the Effective Time (other than shares owned by FBCC or any of its consolidated subsidiaries, including Merger Sub (the “Cancelled Shares”)) will be converted into the right to receive a number of shares of FBCC Common Stock equal to the Exchange Ratio (as defined below) (cash will be paid in lieu of fractional shares). FBLC has no preferred stock outstanding, and no new preferred stock will be issued by FBCC as a result of the Merger.

As of June 30, 2023, the net asset value (“NAV”) of FBCC Common Stock was $15.03 per share. As of June 30, 2023, the NAV of FBLC Common Stock was $7.26 per share. Based on the NAVs of FBCC and FBLC as of June 30, 2023 (and adjusted for estimated transaction costs), FBCC would issue approximately 0.4631 shares of FBCC Common Stock for each share of FBLC Common Stock outstanding.

Under the Merger Agreement, as of a mutually agreed date no earlier than 48 hours (excluding Sundays and holidays) prior to the Effective Time (such date, the “Determination Date”), each of FBLC and FBCC will deliver to the other a calculation of its NAV as of such date (such calculation with respect to FBLC, the “Closing FBLC Net Asset Value” and such calculation with respect to FBCC, the “Closing FBCC Net Asset Value”), in each case using the same set of assumptions, methodologies and adjustments as has been historically used in preparing such calculation. Based on such calculations, the parties will calculate the “FBLC Per Share NAV,” which will be equal to (i) the Closing FBLC Net Asset Value divided by (ii) the number of shares of FBLC Common Stock issued and outstanding as of the Determination Date (excluding any Cancelled Shares), and the “FBCC Per Share NAV,” which will be equal to (A) the Closing FBCC Net Asset Value divided by (B) the number of shares of FBCC Common Stock issued and outstanding as of the Determination Date. The “Exchange Ratio” will be equal to the quotient (rounded to four decimal places) of (i) the FBLC Per Share NAV divided by (ii) the FBCC Per Share NAV.

Your vote is extremely important. FBLC Stockholders entitled to cast a majority of all the votes entitled to be cast at the FBLC Special Meeting must be present at the FBLC Special Meeting, virtually or represented by proxy. At the FBLC Special Meeting, you will be asked to vote on the FBLC Merger Proposal. The approval of the FBLC Merger Proposal requires the affirmative vote of FBLC Stockholders entitled to cast a majority of all the votes entitled to be cast at the FBLC Special Meeting.

Abstentions will have no effect on the voting outcome of the FBLC Merger Proposal.

After careful consideration, and on the recommendation of a special committee of the Board of Directors of FBLC (the “FBLC Board”), the FBLC Board unanimously approved the Merger Agreement, declared the Mergers and the transactions contemplated by the Merger Agreement advisable and unanimously recommends that FBLC Stockholders vote “FOR” the FBLC Merger Proposal.

It is important that your shares be represented at the FBLC Special Meeting. Please follow the instructions on the enclosed proxy card and authorize a proxy to vote your shares via the Internet, by telephone or by signing, dating and returning the enclosed proxy card. FBLC encourages you to authorize a proxy to vote your shares via the Internet as it saves FBLC significant time and processing costs. Voting by proxy does not deprive you of your right to participate in the virtual FBLC Special Meeting.

This joint proxy statement/prospectus describes the FBLC Special Meeting, the Mergers, and the documents related to the Mergers (including the Merger Agreement) that FBLC Stockholders should review before voting on the FBLC Merger Proposal and should be retained for future reference. Please carefully read this entire document, including “Risk Factors” beginning on page 29 and as otherwise incorporated by reference in this joint proxy statement/prospectus, for a discussion of the risks relating to the Mergers, FBLC and FBCC. FBLC files periodic reports, current reports, proxy statements and other information with the U.S. Securities and Exchange Commission (the “SEC”). This information is available free of charge, and stockholder inquiries can be made, by contacting FBLC at 9 West 57th Street, 49th Floor, Suite 4920, New York, NY, 10019 or by calling FBLC at (212) 588-6770 or on FBLC’s website at www.fblendingcorp.com. The SEC also maintains a website at www.sec.gov that contains such information. Except for the documents incorporated by reference into this joint proxy statement/prospectus, information on FBLC’s website is not incorporated into or a part of this joint proxy statement/prospectus.

No matter how many or few shares of FBLC you own, your vote and participation are very important to us.

Sincerely yours,

/s/ Richard J. Byrne
Richard J. Byrne
Chairman, Chief Executive Officer and President of FBLC

Neither the SEC nor any state securities commission has approved or disapproved of the shares of FBCC Common Stock to be issued under this joint proxy statement/prospectus or determined if this joint proxy statement/prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This joint proxy statement/prospectus is dated [●], 2023 and is first being mailed or otherwise delivered to FBLC Stockholders on or about [●], 2023.

Franklin BSP Capital Corporation 9 West 57th Street, 49th Floor, Suite 4920 New York, NY 10019 (212) 588-6770	Franklin BSP Lending Corporation 9 West 57th Street, 49th Floor, Suite 4920 New York, NY 10019 (212) 588-6770

FRANKLIN BSP LENDING CORPORATION
9 West 57th Street, 49th Floor, Suite 4920
New York, NY 10019

NOTICE OF VIRTUAL SPECIAL MEETING OF STOCKHOLDERS

Online Meeting Only — No Physical Meeting Location

www.virtualshareholdermeeting.com/FBLC2023SM

January 5, 2024, at 10:00 a.m., Eastern Time

Dear Stockholder:

A Special Meeting of Stockholders (the “FBLC Special Meeting”) of Franklin BSP Lending Corporation, a Maryland corporation (“FBLC”), will be conducted online on January 5, 2024, at 10:00 a.m., Eastern Time at the following website: www.virtualshareholdermeeting.com/FBLC2023SM.

At the FBLC Special Meeting, holders of shares of common stock, par value $0.001 per share, of FBLC (“FBLC Stockholders”) will consider and vote on a proposal to approve the merger of Merger Sub (as defined below) with and into FBLC (the “Merger”) with FBLC continuing as the surviving company and as a wholly-owned subsidiary of Franklin BSP Capital Corporation, a Delaware corporation (“FBCC”), pursuant to the Agreement and Plan of Merger, dated as of October 2, 2023 (as may be amended from time to time, the “Merger Agreement”), by and among FBLC, FBCC, Franklin BSP Merger Sub, Inc., a Maryland corporation and a direct wholly-owned subsidiary of FBCC (“Merger Sub”), and, for the limited purposes set forth therein, Franklin BSP Capital Partners, LLC, a Delaware limited liability company and the external investment adviser to FBCC (such proposal collectively, the “FBLC Merger Proposal”).

FBLC is proposing a combination of FBCC and FBLC by a merger and related transactions pursuant to the Merger Agreement in which Merger Sub would merge with and into FBLC, with FBLC continuing as the surviving company and as a wholly-owned subsidiary of FBCC (the “Merger”). Immediately after the effectiveness of the Merger, FBLC will merge with and into FBCC (together with the Merger, the “Mergers”), with FBCC continuing as the surviving company.

AFTER CAREFUL CONSIDERATION, AND ON THE RECOMMENDATION OF A SPECIAL COMMITTEE OF THE BOARD OF DIRECTORS OF FBLC (THE “FBLC BOARD”), THE FBLC BOARD UNANIMOUSLY DECLARED THE MERGERS AND THE TRANSACTIONS CONTEMPLATED BY THE MERGER AGREEMENT ADVISABLE, AND UNANIMOUSLY RECOMMENDS THAT FBLC STOCKHOLDERS VOTE “FOR” THE FBLC MERGER PROPOSAL.

You have the right to receive notice of, and to vote at, the FBLC Special Meeting if you were a stockholder of record of FBLC at the close of business on October 18, 2023. A joint proxy statement/prospectus is attached to this Notice that describes the matters to be voted upon at the FBLC Special Meeting or any adjournment(s) or postponement(s) thereof. The enclosed proxy card will instruct you as to how you may authorize a proxy to vote your shares via the Internet, by telephone or by signing, dating and returning the enclosed proxy card. In addition, information regarding how to find the logistical details of the virtual FBLC Special Meeting (including how to remotely access, participate in and vote during the virtual meeting) is included beginning on page 41 of the attached joint proxy statement/prospectus.

Whether or not you plan to participate in the FBLC Special Meeting, we encourage you to authorize a proxy to vote your shares by following the instructions on the enclosed proxy card. Please note, however, that if you wish to vote during the FBLC Special Meeting and your shares are held of record by a broker or nominee, you must obtain a “legal” proxy issued in your name from that record holder.

We are not aware of any other business that may properly be brought before the FBLC Special Meeting, and, pursuant to our bylaws, only the matters set forth in the notice of special meeting may be brought before the FBLC Special Meeting.

Thank you for your continued support of FBLC.

By order of the Board of Directors,

/s/ Michael Frick
Michael Frick
Secretary

New York, NY
[●], 2023

To ensure proper representation at the FBLC Special Meeting, please follow the instructions on the enclosed proxy card to authorize a proxy to vote your shares via the Internet or telephone, or by signing, dating and returning the enclosed proxy card. Even if you authorize a proxy to vote your shares prior to the virtual FBLC Special Meeting, you still may participate in the virtual FBLC Special Meeting.

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ABOUT THIS DOCUMENT

This document, which forms part of a registration statement on Form N-14 filed with the U.S. Securities and Exchange Commission (the “SEC”) by Franklin BSP Capital Corporation, a Delaware corporation (“FBCC”), (File No. 333-274904), constitutes a prospectus of FBCC under Section 5 of the Securities Act of 1933, as amended (the “Securities Act”), with respect to the shares of common stock, par value $0.001 per share, of FBCC (“FBCC Common Stock”) to be issued to holders of the shares of common stock, par value $0.001 per share (“FBLC Common Stock”), of Franklin BSP Lending Corporation (“FBLC Stockholders”), a Maryland corporation (“FBLC”), pursuant to the Agreement and Plan of Merger, dated as of October 2, 2023, by and among FBCC, FBLC, Franklin BSP Merger Sub, Inc., a Maryland corporation and a direct wholly-owned subsidiary of FBCC (“Merger Sub”), and, for the limited purposes set forth therein, Franklin BSP Capital Adviser L.L.C., a Delaware limited liability company and the external investment adviser of FBCC (“FBCA”) (as may be amended from time to time, the “Merger Agreement”).

This document also constitutes a joint proxy statement of FBCC and FBLC under Section 14(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). It also constitutes a notice of meeting with respect to: (1) the Special Meeting of holders of shares of series A convertible preferred stock, par value $0.001 per share (“FBCC Preferred Stock,” and together with FBCC Common Stock, “FBCC Stock”) of FBCC (“FBCC Preferred Stockholders”) and holders of shares of FBCC Common Stock (“FBCC Common Stockholders,” together with FBCC Preferred Stockholders, “FBCC Stockholders”) (the “FBCC Special Meeting”), at which FBCC Preferred Stockholders and FBCC Common Stockholders, voting together as a single class, will be asked to vote upon the FBCC Advisory Agreement Proposal (as defined below); and (2) the Special Meeting of FBLC Stockholders (the “FBLC Special Meeting”), at which FBLC Stockholders will be asked to vote upon the FBLC Merger Proposal (as defined below).

You should rely only on the information contained in this joint proxy statement/prospectus, including in determining how to vote the shares of FBCC Stock or FBLC Common Stock, as applicable. No one has been authorized to provide you with information that is different from that contained in this joint proxy statement/prospectus. This joint proxy statement/prospectus is dated [●], 2023. You should not assume that the information contained in this joint proxy statement/prospectus is accurate as of any date other than that date. Neither any mailing of this joint proxy statement/prospectus to FBCC Stockholders or FBLC Stockholders nor the issuance of FBCC Common Stock in connection with the Mergers (as defined below) will create any implication to the contrary.

This joint proxy statement/prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, any securities, or the solicitation of a proxy, in any jurisdiction to or from any person to whom it is unlawful to make any such offer or solicitation in such jurisdiction.

Except where the context otherwise indicates, information contained in this joint proxy statement/prospectus regarding FBCC has been provided by FBCC and information contained in this joint proxy statement/prospectus regarding FBLC has been provided by FBLC.

In May 2020, the SEC adopted Rule 6-11 under Regulation S-X, which eliminated the requirement to provide pro forma financial information for fund acquisitions if certain supplemental information is disclosed, as described in Rule 6-11(d) under Regulation S-X (“Rule 6-11(d)”). Furthermore, the SEC amended Form N-14 to make the disclosure requirements therein consistent with Rule 6-11(d). FBCC and FBLC believe that the disclosure in this joint proxy statement/prospectus meets the supplemental disclosure requirements set forth in Rule 6-11(d) because: (1) this joint proxy statement/prospectus includes a pro forma fee table, showing (a) the pre-transaction fee structures of FBCC and FBLC and (b) the post-transaction fee structure of the combined company, (2) FBCC and FBLC have determined that the Mergers would not result in a material change in FBCC’s or FBLC’s investment portfolio due to investment restrictions, and (3) FBCC and FBLC have determined that there are no material differences in accounting policies of FBCC and FBLC.

The sums or percentages, as applicable, of certain tables included in this joint proxy statement/prospectus may not foot due to rounding.

QUESTIONS AND ANSWERS ABOUT THE STOCKHOLDER MEETINGS AND THE MERGERS

The questions and answers below highlight only selected information from this joint proxy statement/prospectus. They do not contain all of the information that may be important to you. You should read carefully this entire document to fully understand the Merger Agreement and the transactions contemplated thereby (including the Mergers) and the voting procedures for each of the FBCC Special Meeting and the FBLC Special Meeting.

Questions and Answers about the Stockholder Meetings

Q:	Why am I receiving these materials?

A:	FBCC is furnishing these materials in connection with the solicitation of proxies by the Board of Directors of FBCC (the “FBCC Board”) for use at the FBCC Special Meeting to be held virtually on January 5, 2024, at 11:00 a.m., Eastern Time, at the following website: www.virtualshareholdermeeting.com/FBCC2023SM, and any adjournments or postponements thereof.

FBLC is furnishing these materials in connection with the solicitation of proxies by the Board of Directors of FBLC (the “FBLC Board”) for use at the FBLC Special Meeting to be held virtually on January 5, 2024, at 10:00 a.m., Eastern Time, at the following website: www.virtualshareholdermeeting.com/FBLC2023SM, and any adjournments or postponements thereof.

This joint proxy statement/prospectus and the accompanying materials are being mailed on or about [●], 2023 to stockholders of record of FBCC and FBLC described below and are available at www.proxyvote.com.

The FBCC Special Meeting and FBLC Special Meeting are being held in connection with the proposed Mergers. FBCA believes the Mergers will position the combined company to continue to deliver strong risk-adjusted returns and investment performance for both FBCC Stockholders and FBLC Stockholders and that the Mergers will provide several immediate and long-term benefits to FBCC Stockholders and FBLC Stockholders, including, but not limited to: increased scale and improved positioning for a post-Merger liquidity event, expected accretion to net investment income per share via cost savings through operational synergies and the potential to take advantage of the current rate environment by deploying additional leverage on the acquired investment portfolio in new investments that are expected to be higher yielding than a majority of the existing portfolio holdings. See “The Mergers—Reasons for the Mergers” and “Summary of the Mergers—Merger Structure” for additional information.

Q:	What items will be considered and voted on at the FBCC Special Meeting?

A:	At the FBCC Special Meeting, FBCC Preferred Stockholders and FBCC Common Stockholders, voting together as a single class, will be asked to approve: an amended and restated investment advisory agreement between FBCC and FBCA (the “New FBCC Advisory Agreement”) on the terms described in this joint proxy statement/prospectus, including to increase the annual base management fee and the incentive fees to the respective fee amounts following a Liquidity Event (as defined below) (such proposal, the “FBCC Advisory Agreement Proposal”).

Q:	What items will be considered and voted on at the FBLC Special Meeting?

A:	At the FBLC Special Meeting, FBLC Stockholders will be asked to approve the Mergers pursuant to the Merger Agreement (the “FBLC Merger Proposal”).

Q:	How does the FBCC Board recommend voting on the FBCC Advisory Agreement Proposal at the FBCC Special Meeting?

A:	After careful consideration, and on the recommendation of a special committee of the FBCC Board (the “FBCC Special Committee”), the FBCC Board unanimously approved the Merger Agreement, declared the Mergers and the transactions contemplated by the Merger Agreement advisable and unanimously recommends that FBCC Stockholders vote “FOR” the FBCC Advisory Agreement Proposal (the “FBCC Board Recommendation”).

Q:	How does the FBLC Board recommend voting on the FBLC Merger Proposal at the FBLC Special Meeting?

A:	After careful consideration, and on the recommendation of a special committee of the FBLC Board (the “FBLC Special Committee”), the FBLC Board unanimously approved the Merger Agreement, declared the Mergers and the other transactions contemplated by the Merger Agreement advisable, and unanimously recommends that FBLC Stockholders vote “FOR” the FBLC Merger Proposal (the “FBLC Board Recommendation”).

Q:	What is the composition and purpose of the FBCC Special Committee?

A:

The FBCC Special Committee consists of Messrs. Hillman, Kramer, Michelson, Rendell and Schaney, each of whom are directors of the FBCC Board who are not “interested persons” of FBCC (“FBCC Independent Directors”), as defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”). Mr. Michelson is the chairman of the FBCC Special Committee. The FBCC Special Committee was authorized to, among other things: (1) consider, evaluate, review, communicate and negotiate the terms and conditions of the Mergers, including to determine whether the Mergers are advisable and fair to and in the best interests of all FBCC Stockholders, and (2) recommend to the FBCC Board what action, if any, should be taken by the FBCC Board with respect to the Mergers. The FBCC Special Committee was specifically authorized to explore other strategic alternatives for FBCC and determine whether the Mergers or another strategic alternative was in the best interests of FBCC and FBCC Stockholders. The FBCC Special Committee was not obligated to recommend the Mergers to the FBCC Board and was authorized to determine, if the FBCC Special Committee deemed appropriate, that it was in the best interests of FBCC and FBCC Stockholders not to proceed with the Mergers. The FBCC Special Committee was also authorized to, and did, select and retain, at FBCC’s expense, outside legal counsel and an outside financial advisor to assist the FBCC Special Committee in its evaluation of the Mergers.

The FBCC Special Committee unanimously recommended that the FBCC Board approve the Merger Agreement and the transactions contemplated thereby, including the Merger. See “The Mergers—Reasons for the Mergers—FBCC.”

Q:	What is the composition and purpose of the FBLC Special Committee?

A:

The FBLC Special Committee consists of Messrs. Hillman, Kramer, Michelson, Rendell and Schaney, each of whom are directors of the FBLC Board who are not “interested persons” of FBLC (“FBLC Independent Directors”), as defined in the Investment Company Act. Mr. Michelson is the chairman of the FBLC Special Committee. The FBLC Special Committee was authorized to, among other things: (1) consider, evaluate, review, communicate and negotiate the terms and conditions of the Mergers, including to determine whether the Mergers are advisable and fair to and in the best interests of all FBLC Stockholders, and (2) recommend to the FBLC Board what action, if any, should be taken by the FBLC Board with respect to the Mergers. The FBLC Special Committee was specifically authorized to explore other strategic alternatives for FBLC and determine whether the Mergers or another strategic alternative was in the best interests of FBLC and FBLC Stockholders. The FBLC Special Committee was not obligated to recommend the Mergers to the FBLC Board and was authorized to determine, if the FBLC Special Committee deemed appropriate, that it was in the best interests of FBLC and FBLC Stockholders not to proceed with the Mergers. The FBLC Special Committee was also authorized to, and did, select and retain, at FBLC’s expense, outside legal counsel and an outside financial advisor to assist the FBLC Special Committee in its evaluation of the FBLC Merger Proposal.

The FBLC Special Committee unanimously recommended that the FBLC Board approve the Merger Agreement and the transactions contemplated thereby, including the Merger. See “The Mergers—Reasons for the Mergers—FBLC.”

Q:	If I am a FBCC Stockholder, what is the “record date” and what does it mean?

A:

The record date for the FBCC Special Meeting is the close of business on October 18, 2023 (the “FBCC Record Date”). The FBCC Record Date was established by the FBCC Board, and only holders of record of shares of FBCC Stock on the FBCC Record Date are entitled to receive notice of the FBCC Special Meeting and vote at the FBCC Special Meeting. As of the FBCC Record Date, there were 25,862,186 shares of FBCC Common Stock and 77,500 shares of FBCC Preferred Stock issued and outstanding and entitled to vote at the FBCC Special Meeting.

Q:	If I am a FBLC Stockholder, what is the “record date” and what does it mean?

A:

The record date for the FBLC Special Meeting is the close of business on October 18, 2023 (the “FBLC Record Date”). The FBLC Record Date was established by the FBLC Board, and only holders of record of shares of FBLC Common Stock on the FBLC Record Date are entitled to receive notice of the FBLC Special Meeting and vote at the FBLC Special Meeting. As of the FBLC Record Date, there were 232,703,306 shares of FBLC Common Stock issued and outstanding and entitled to vote at the FBLC Special Meeting.

Q:	If I am a FBCC Stockholder, how many votes do I have?

A:	Each share of FBCC Common Stock and FBCC Preferred Stock has one vote on each matter to be considered at the FBCC Special Meeting or any adjournment or postponement thereof. Each share of FBCC Common Stock is entitled to one vote for each share of FBCC Common Stock held on the FBCC Record Date for the FBCC Special Meeting, and each share of FBCC Preferred Stock is entitled to one vote for each share of FBCC Preferred Stock held on the FBCC Record Date for the FBCC Special Meeting.

Q:	If I am a FBLC Stockholder, how many votes do I have?

A:	Each share of FBLC Common Stock has one vote on the matter to be considered at the FBLC Special Meeting or any adjournment or postponement thereof. Each share of FBLC Common Stock is entitled to one vote for each share of FBLC Common Stock held on the FBLC Record Date for the FBLC Special Meeting.

Q:	If I am a FBCC Stockholder, how do I vote?

A:	The FBCC Special Meeting will be hosted virtually via live Internet webcast. Any FBCC Stockholder can attend the FBCC Special Meeting online at www.virtualshareholdermeeting.com/FBCC2023SM. If you were an FBCC Stockholder as of the FBCC Record Date, or you hold a valid proxy for the FBCC Special Meeting, you can vote at the FBCC Special Meeting. It is important to note that FBCC Stockholders have the same rights and opportunities by participating in a virtual meeting as they would if attending an in-person meeting. A summary of the information you need to attend the FBCC Special Meeting online is as follows:

●	Instructions on how to attend and participate via the Internet, including how to demonstrate proof of ownership of FBCC Stock, are posted at www.proxyvote.com/FBCC;

●	Assistance with questions regarding how to attend and participate via the Internet will be provided at www.proxyvote.com/FBCC on the day of the FBCC Special Meeting;

●	The webcast will start at 11:00 a.m., Eastern Time, on January 5, 2024. Please allow time for online check-in procedures;

●	FBCC Stockholders may vote and submit questions while attending the FBCC Special Meeting via the Internet; and

●	FBCC Stockholders will need a control number to enter the FBCC Special Meeting.

An FBCC Stockholder may also authorize a proxy by telephone or through the Internet using the toll-free telephone numbers or web address printed on your proxy card. Authorizing a proxy by telephone or through the Internet requires you to input the control number located on your proxy card. After inputting the control number, you will be prompted to direct your proxy to vote on the FBCC Advisory Agreement Proposal. You will have an opportunity to review your directions and make any necessary changes before submitting your directions and terminating the telephone call or Internet link.

●	By Internet: www.proxyvote.com/FBCC or scanning the QR Barcode on the enclosed proxy card.

●	By telephone: (800) 690-6903, per the instructions provided on the proxy card.

●	By mail: You may also authorize a proxy to vote your shares by mail by following the directions and indicating your instructions on the enclosed proxy card, dating and signing the proxy card, and promptly returning the proxy card in the envelope provided, which requires no postage if mailed in the United States. Please allow sufficient time for your proxy card to be received on or prior to 11:59 p.m., Eastern Time, on January 4, 2024.

Important notice regarding the availability of proxy materials for the FBCC Special Meeting. FBCC’s joint proxy statement/prospectus and the proxy card are available at www.proxyvote.com/FBCC.

Q:	If I am a FBLC Stockholder, how do I vote?

A:	The FBLC Special Meeting will be hosted virtually via live Internet webcast. Any FBLC Stockholder can attend the FBLC Special Meeting online at www.virtualshareholdermeeting.com/FBLC2023SM. If you were a FBLC Stockholder as of the FBLC Record Date, or you hold a valid proxy for the FBLC Special Meeting, you can vote at the FBLC Special Meeting. It is important to note that FBLC Stockholders have the same rights and opportunities by participating in a virtual meeting as they would if attending an in-person meeting. A summary of the information you need to attend the FBLC Special Meeting online is as follows:

●	Instructions on how to attend and participate via the Internet, including how to demonstrate proof of ownership of FBLC Stock, are posted at www.proxyvote.com/FBLC;

●	Assistance with questions regarding how to attend and participate via the Internet will be provided at www.proxyvote.com/FBLC on the day of the FBLC Special Meeting;

●	The webcast will start at 10:00 a.m., Eastern Time, on January 5, 2024. Please allow time for online check-in procedures;

●	FBLC Stockholders may vote and submit questions while attending the FBLC Special Meeting via the Internet; and

●	FBLC Stockholders will need a control number to enter the FBLC Special Meeting.

A FBLC Stockholder may also authorize a proxy by telephone or through the Internet using the toll-free telephone numbers or web address printed on your proxy card. Authorizing a proxy by telephone or through the Internet requires you to input the control number located on your proxy card. After inputting the control number, you will be prompted to direct your proxy to vote on the FBLC Merger Proposal. You will have an opportunity to review your directions and make any necessary changes before submitting your directions and terminating the telephone call or Internet link.

●	By Internet: www.proxyvote.com/FBLC or scanning the QR Barcode on the enclosed proxy card.

●	By telephone: (800) 690-6903, per the instructions provided on the proxy card.

●	By mail: You may also authorize a proxy to vote your shares by mail by following the directions and indicating your instructions on the enclosed proxy card, dating and signing the proxy card, and promptly returning the proxy card in the envelope provided, which requires no postage if mailed in the United States. Please allow sufficient time for your proxy card to be received on or prior to 11:59 p.m., Eastern Time, on January 4, 2024.

Important notice regarding the availability of proxy materials for the FBLC Special Meeting. FBLC’s joint proxy statement/prospectus and the proxy card are available at www.proxyvote.com/FBLC.

Q:	What if an FBCC Stockholder does not specify a choice for a matter when authorizing a proxy?

A:	All properly executed proxies representing shares of FBCC Stock received at the FBCC Special Meeting will be voted in accordance with the directions given. If the enclosed proxy card is signed and returned without any directions given, the shares of FBCC Stock will be voted “FOR” the FBCC Advisory Agreement Proposal.

Q:	What if a FBLC Stockholder does not specify a choice for a matter when authorizing a proxy?

A:	All properly executed proxies representing shares of FBLC Common Stock received at the FBLC Special Meeting will be voted in accordance with the directions given. If the enclosed proxy card is signed and returned without any directions given, the shares of FBLC Common Stock will be voted “FOR” the FBLC Merger Proposal.

Q:	If I am a FBCC Stockholder, how can I revoke a proxy?

A:	If you are a stockholder of record of FBCC, you have the unconditional right to revoke your proxy at any time prior to the voting thereof by (i) submitting a later-dated proxy either by telephone, via the Internet or in the mail to FBCC’s proxy solicitor at the following address: Broadridge Investor Communication Solutions, Inc., 51 Mercedes Way, Edgewood, NY 11717; or (ii) by attending the FBCC Special Meeting and voting online. No written revocation of your proxy will be effective, however, unless and until it is received at or prior to the FBCC Special Meeting. If you hold shares of FBCC Stock through a broker or nominee, you must follow the instructions you receive from them in order to revoke your voting instructions. Participating in the virtual FBCC Special Meeting does not revoke your proxy unless you also vote online at the FBCC Special Meeting.

Q:	If I am a FBLC Stockholder, how can I revoke a proxy?

A:	If you are a stockholder of record of FBLC, you have the unconditional right to revoke your proxy at any time prior to the voting thereof by (i) submitting a later-dated proxy either by telephone, via the Internet or in the mail to FBLC’s proxy solicitor at the following address: Broadridge Investor Communication Solutions, Inc., 51 Mercedes Way, Edgewood, NY 11717; or (ii) by attending the FBLC Special Meeting and voting online. No written revocation of your proxy will be effective, however, unless and until it is received at or prior to the FBLC Special Meeting. If you hold shares of FBLC Common Stock through a broker or nominee, you must follow the instructions you receive from them in order to revoke your voting instructions. Participating in the virtual FBLC Special Meeting does not revoke your proxy unless you also vote online at the FBLC Special Meeting.

Q:	How do I vote shares of FBCC Stock or FBLC Common Stock held through a broker or nominee?

A:	If you hold shares of FBCC Stock or FBLC Common Stock through a broker or nominee, you must direct your intermediary regarding how you would like your shares voted by following the voting instructions you receive from your broker or nominee. Please instruct your broker or nominee regarding how you would like your shares voted so your vote can be counted.

Q:	What constitutes a “quorum” for the FBCC Special Meeting?

A:	For FBCC to conduct business at the FBCC Special Meeting, a quorum of FBCC Stockholders must be present. The presence at the FBCC Special Meeting, virtually or represented by proxy, of the holders of at least a majority of the shares of FBCC Stock issued and outstanding and entitled to vote at the FBCC Special Meeting will constitute a quorum for the FBCC Special Meeting. Abstentions will be treated as shares present for quorum purposes. Since FBCC Stockholders will only vote on the FBCC Advisory Agreement Proposal, there will not be any broker non-votes. You should instruct your broker or other nominee as to how to vote your shares following the directions contained in such voting instruction card.

Pursuant to FBCC’s amended and restated bylaws (the “FBCC Bylaws”), if such quorum is not established for the FBCC Special Meeting, the chairman of the FBCC Special Meeting or the holders of a majority of the votes entitled to be cast by FBCC Stockholders entitled to vote at the FBCC Special Meeting, present virtually or represented by proxy, will have the power to adjourn the FBCC Special Meeting, without notice other than announcement at the FBCC Special Meeting, unless the adjournment is for more than 30 days or if, after the adjournment, a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting will be given to each stockholder of record entitled to vote at the FBCC Special Meeting.

Q:	What constitutes a “quorum” for the FBLC Special Meeting?

A:	For FBLC to conduct business at the FBLC Special Meeting, a quorum of FBLC Stockholders must be present. The presence at the FBLC Special Meeting, virtually or represented by proxy, of FBLC Stockholders entitled to cast a majority of all the votes entitled to be cast at the FBLC Special Meeting will constitute a quorum for the FBLC Special Meeting. Abstentions will be treated as shares present for quorum purposes. Since FBLC Stockholders will only vote on the FBLC Merger Proposal, there will not be any broker non-votes. If you own FBLC Common Stock through a broker or other nominee (i.e., in “street name”), you must provide voting instructions in accordance with the instructions on the voting instruction card that your broker or other nominee provides to you, as brokers and other nominees do not have discretionary voting authority with respect to any of the proposals described in this joint proxy statement/prospectus. You should instruct your broker or other nominee as to how to vote your shares following the directions contained in such voting instruction card.

Pursuant to FBLC’s amended and restated bylaws (the “FBLC Bylaws”), if such quorum is not established for the FBLC Special Meeting, the chairman of the FBLC Special Meeting will have the power to adjourn the FBLC Special Meeting sine die or from time to time to a date not more than 120 days after the original record date without notice other than announcement at the FBLC Special Meeting.

Q:	What vote is required to approve the FBCC Advisory Agreement Proposal being considered at the FBCC Special Meeting?

A:	The affirmative vote of a “majority of the outstanding voting securities” of FBCC is required to approve the FBCC Advisory Agreement Proposal. Under the Investment Company Act, a “majority of the outstanding voting securities” of FBCC is the lesser of: (1) 67% of the FBCC Stock at the FBCC Special Meeting if the holders of more than 50% of the outstanding shares of FBCC Stock are present or represented by proxy or (2) more than 50% of the outstanding shares of FBCC Stock.

Abstentions will have the same effect as votes “against” the FBCC Advisory Agreement Proposal. If the enclosed proxy card is signed and returned without any directions given, the shares of FBCC Stock will be voted “FOR” the FBCC Advisory Agreement Proposal.

Q:	What vote is required to approve the FBLC Merger Proposal being considered at the FBLC Special Meeting?

A:	The affirmative vote of FBLC Stockholders entitled to cast a majority of all the votes entitled to be cast at the FBLC Special Meeting is required to approve the FBLC Merger Proposal.

Abstentions will have no effect on the voting outcome of the FBLC Merger Proposal. If the enclosed proxy card is signed and returned without any directions given, the shares of FBLC Stock will be voted “FOR” the FBLC Merger Proposal.

Q:	What will happen if the FBLC Merger Proposal being considered at the FBLC Special Meeting and/or the FBCC Advisory Agreement Proposal being considered at the FBCC Special Meeting is/are not approved by the required vote?

A:	As discussed in more detail in “Description of the Merger Agreement—Conditions to Closing the Mergers,” the closing of the Mergers (the “Closing”) is conditioned on (i) FBLC Stockholder approval of the FBLC Merger Proposal, (ii) FBCC Stockholder approval of the FBCC Advisory Agreement Proposal and (iii) satisfaction or waiver of certain other closing conditions.

If the Mergers do not close because either FBCC Stockholders or FBLC Stockholders do not approve the applicable proposals or any of the other conditions to the Closing is not satisfied or waived, each of FBCC and FBLC will continue to operate as a stand-alone company pursuant to the current agreements in place for each, and each of FBCC’s and FBLC’s respective directors and officers will continue to serve as its directors and officers, respectively, until their successors are duly elected and qualified, or their resignation.

Q:	When will the final voting results be announced?

A:	Preliminary voting results will be announced at each stockholder meeting. Final voting results will be published by FBCC and FBLC in a current report on Form 8-K within four business days after the date of the FBCC Special Meeting and the FBLC Special Meeting, respectively.

Q:	Will FBCC and FBLC incur expenses in soliciting proxies?

A:	FBCC and FBLC will bear the cost of preparing, assembling and mailing this joint proxy statement/prospectus and the accompanying Notice of Special Meeting of FBCC Stockholders and Notice of Special Meeting of FBLC Stockholders, as applicable, and proxy cards based on their respective numbers of stockholders. FBCC and FBLC intend to use the services of Broadridge Investor Communication Solutions, Inc. (“Broadridge”) to aid in the solicitation of proxies for an estimated fee for solicitation and tabulation of approximately $0.5 million ($0.1 million for FBCC and $0.4 million for FBLC) plus pass through charges related to printing and mailing of approximately $0.4 million ($0.0 million for FBCC and $0.4 million for FBLC). No additional compensation will be paid to directors, officers or regular employees for such services. For more information regarding expenses related to the Mergers, see “Questions and Answers about the Mergers—Who is responsible for paying the expenses relating to completing the Mergers?”

Q:	What does it mean if I receive more than one proxy card?

A:	Some of your shares of FBCC Stock or FBLC Common Stock, as applicable, may be registered differently or held in a different account. You should authorize a proxy to vote the shares in each of your accounts via the Internet or by mail or telephone. If you mail proxy cards, please sign, date and return each proxy card to guarantee that all of your shares are voted. If you hold your shares in registered form and wish to combine your stockholder accounts in the future, you should call FBCC’s Investor Relations department at (855) 830-5291 or FBLC’s Investor Relations department at (844) 785-4393.

Q:	Are the proxy materials available electronically?

A:	In addition to mailing hard copies of the proxy materials, FBCC and FBLC have made the registration statement (of which this joint proxy statement/prospectus forms a part), the Notice of Special Meeting of FBCC Stockholders, the Notice of Special Meeting of FBLC Stockholders and the proxy cards available to FBCC Stockholders and FBLC Stockholders on the Internet. Stockholders may (i) access and review the proxy materials of FBCC and FBLC, as applicable, (ii) authorize their proxies, as described in “The FBCC Special Meeting—Voting of Proxies” and “The FBLC Special Meeting—Voting of Proxies,” and/or (iii) elect to receive certain future proxy materials by electronic delivery via the Internet address provided below.

The registration statement (of which this joint proxy statement/prospectus forms a part), the Notice of Special Meeting of FBCC Stockholders, the Notice of Special Meeting of FBLC Stockholders and the proxy cards are available at www.proxyvote.com.

Q:	Will my vote make a difference?

A:	Yes; your vote is very important. Your vote is needed to ensure the proposals can be acted upon. Please respond immediately to help avoid potential delays and save significant additional expenses associated with soliciting stockholder votes.

Q:	Whom can I contact with any additional questions?

A:	If you are an FBCC Stockholder, you can contact Investor Relations at the below contact information with any additional questions:

Investor Relations
Franklin BSP Capital Corporation
9 West 57th Street, 49th Floor, Suite 4920
New York, NY 10019
(855) 830-5291
info@fbcc.com

If you are a FBLC Stockholder, you can contact Investor Relations at the below contact information with any additional questions:

Investor Relations
Franklin BSP Lending Corporation
9 West 57th Street, 49th Floor, Suite 4920
New York, NY 10019
(844) 785-4393
info@bdca.com

Q:	Where can I find more information about FBCC and FBLC?

A:	You can find more information about FBCC and FBLC in the documents described under the caption “Where You Can Find More Information.”

Q:	What do I need to do now?

A:	We urge you to read carefully this entire document, including its annexes and the documents incorporated by reference. You should also review the documents referenced under “Where You Can Find More Information” and consult with your accounting, legal and tax advisors.

Questions and Answers about the Mergers

Q:	What will happen in the Mergers?

A:	Pursuant to the terms of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), Merger Sub will be merged with and into FBLC. FBLC will be the surviving company and will continue its existence as a corporation under the laws of the State of Maryland. As of the Effective Time, the separate corporate existence of Merger Sub will cease. Immediately after the occurrence of the Effective Time, the surviving company will merge with and into FBCC with FBCC continuing as the surviving company (the “Second Merger,” together with the Merger, the “Mergers”).

Q:	What will FBLC Stockholders receive in the Mergers?

A:	FBLC Stockholders will receive shares of FBCC Common Stock in connection with the Merger (cash will be paid in lieu of fractional shares) and will no longer own shares of FBLC Common Stock following the Merger.

Under the Merger Agreement, as of a mutually agreed date no earlier than 48 hours (excluding Sundays and holidays) prior to the Effective Time (such date, the “Determination Date”), each of FBLC and FBCC will deliver to the other a calculation of its net asset value (“NAV”) as of such date (such calculation with respect to FBLC, the “Closing FBLC Net Asset Value” and such calculation with respect to FBCC, the “Closing FBCC Net Asset Value”), in each case using the same set of assumptions, methodologies and adjustments as has been historically used in preparing such calculation. Based on such calculations, the parties will calculate the “FBLC Per Share NAV,” which will be equal to (i) the Closing FBLC Net Asset Value divided by (ii) the number of shares of FBLC Common Stock issued and outstanding as of the Determination Date (excluding any shares owned by FBCC or any of its consolidated subsidiaries (the “Cancelled Shares”)), and the “FBCC Per Share NAV,” which will be equal to (A) the Closing FBCC Net Asset Value divided by (B) the number of shares of FBCC Common Stock issued and outstanding as of the Determination Date. The “Exchange Ratio” will be equal to the quotient (rounded to four decimal places) of (i) the FBLC Per Share NAV divided by (ii) the FBCC Per Share NAV.

FBLC and FBCC will update and redeliver the Closing FBLC Net Asset Value or the Closing FBCC Net Asset Value, respectively, in the event that the Closing is subsequently materially delayed or there is a material change to such calculation between the Determination Date and the Closing and as needed to ensure that the calculation is determined within 48 hours (excluding Sundays and holidays) prior to the Effective Time.

See “Summary of the Mergers—Merger Structure” for a graphical representation of the structure of the Mergers.

Effective upon the Closing, to provide liquidity for the stockholders of the combined entity consistent with what has historically been provided to FBLC Stockholders under FBLC’s share repurchase program, FBCC anticipates conducting tender offers pursuant to a share repurchase program on a periodic basis in a manner substantially consistent with FBLC’s current share repurchase program. See “Summary of the Mergers—Other Actions Taken in Connection with the Mergers” for additional information.

Q:	What will FBCC Stockholders receive in the Mergers?

A:	FBCC Stockholders will continue to own their shares of FBCC Common Stock following the Merger.

See “Summary of the Mergers—Merger Structure” for a graphical representation of the structure of the Mergers.

Effective upon the Closing, to provide liquidity for the stockholders of the combined entity consistent with what has historically been provided to FBLC Stockholders under FBLC’s share repurchase program, FBCC anticipates conducting tender offers pursuant to a share repurchase program on a periodic basis in a manner substantially consistent with FBLC’s current share repurchase program. See “Summary of the Mergers—Other Actions Taken in Connection with the Mergers” for additional information.

Q:	Is the Exchange Ratio subject to any adjustment?

A:	Yes. The Exchange Ratio will be appropriately adjusted (to the extent not already taken into account in determining the Closing FBLC Net Asset Value and/or the Closing FBCC Net Asset Value, as applicable) if, between the Determination Date and the Effective Time, the respective outstanding shares of FBCC Common Stock or FBLC Common Stock will have been increased or decreased or changed into or exchanged for a different number or kind of shares or securities, in each case, as a result of any reclassification, recapitalization, stock split, reverse stock split, split-up, combination or exchange of shares, or if a stock dividend or dividend payable in any other securities will be authorized and declared with a record date within such period, as permitted by the Merger Agreement. Because the Exchange Ratio will be determined within 48 hours (excluding Sundays and holidays) prior to the Effective Time, the time period during which such an adjustment could occur will be relatively short.

Q:	Who is responsible for paying the expenses relating to completing the Mergers?

A:	FBLC and FBCC will be responsible for paying certain expenses in connection with the Mergers, and as a result, FBLC Stockholders and FBCC Stockholders will bear those costs. Specifically, all fees and expenses incurred in connection with the Merger Agreement and the transactions contemplated thereby (including the Mergers) will be paid by the party incurring such fees or expenses, whether or not the transactions contemplated by the Merger Agreement (including the Mergers) are consummated; provided, however, notwithstanding the foregoing, the following fees and expenses will be borne proportionately by FBCC and FBLC by reference to their respective NAVs as of June 30, 2023: (i) costs and expenses of printing and mailing this joint proxy statement/prospectus, (ii) all filing and other fees paid to the SEC and the applicable state securities regulators in connection with the Mergers, and (iii) fees and expenses for legal services to FBLC, FBCC and Merger Sub in connection with the Merger Agreement and the transactions contemplated thereby (including the Mergers) (excluding fees for legal services of independent counsel to the FBCC Special Committee and the FBLC Special Committee). It is anticipated that FBCC will bear expenses of approximately $3.1 million ($0.12 per share or 80.3 bps of net asset value) in connection with the Mergers, if consummated, or approximately $2.8 million ($0.11 per share or 72.5 bps of net asset value) if the Mergers are not consummated. It is anticipated that FBLC will bear expenses of approximately $4.4 million ($0.02 per share or 26.3 bps of net asset value) in connection with the Mergers, if consummated, or approximately $3.4 million ($0.01 per share or 20.3 bps of net asset value) if the Mergers are not consummated.

Q:	If I’m an FBCC Stockholder, will my expenses increase as a result of the Mergers?

A:	While the Mergers are expected to result in higher advisory fees per share of FBCC Stock, it is expected that total expenses per share of FBCC Stock will be reduced by 2.62% for the larger combined company following the Mergers. FBLC currently has a lower leverage profile than FBCC. As a result, the combined company is expected to have interest payments on borrowed funds in the first year following completion of the Mergers that are 2.53% lower per share of FBCC Stock. See “—What are the pro forma costs and expenses estimated to be incurred by the combined company in the first year following completion of the Mergers?” and “Comparative Fees and Expenses” for additional details and assumptions.

FBCC is proposing to amend the current Investment Advisory Agreement, dated September 23, 2020, by and between FBCC and FBCA (the “Current FBCC Advisory Agreement”) in the FBCC Advisory Agreement Proposal, which would result in changes to the base management fee and incentive fees as follows:

Base Management Fee

	Current FBCC Advisory Agreement	New FBCC Advisory Agreement
Base Management Fee	An annual rate of 0.5% of FBCC’s average gross assets.	An annual rate of 1.50% of FBCC’s average gross assets, provided, that the base management fee will be calculated at an annual rate of 1.00% of FBCC’s average gross assets purchased with borrowed funds above 1.0x debt-to-equity (equivalent to $1 of debt outstanding for each $1 of equity).

Incentive Fee

For FBCC, the incentive fee consists of two parts: the incentive fee on income and the incentive fee on capital gains during operations. Currently, FBCA has agreed to waive all incentive fees for the first twelve calendar quarters of operations of FBCC under the terms of the waiver letter agreement, dated September 23, 2020, to the Current FBCC Advisory Agreement (the “FBCC Fee Waiver Letter”). If the FBCC Stockholders approve the FBCC Advisory Agreement Proposal and the New FBCC Advisory Agreement goes into effect, the terms of the FBCC Fee Waiver Letter will no longer be operable.

	Current FBCC Advisory Agreement	New FBCC Advisory Agreement
Incentive Fee on Income	Absent the terms of the FBCC Fee Waiver Letter, the incentive fee on income is calculated and payable quarterly in arrears based on FBCC’s “pre-incentive fee net investment income” for the immediately preceding quarter. Under the Current FBCC Advisory Agreement, the payment of the incentive fee on income is subject to payment of a preferred return to investors each quarter, expressed as a rate of return on the value of the net assets (the “Preferred Return”) of FBCC at the end of the most recently completed quarter, of 1.50%, subject to a “catch-up” feature. FBCA is entitled to 100% of FBCC’s pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the Preferred Return but is less than or equal to 1.765% in any calendar quarter (7.06% annualized). This portion of the incentive fee on income is referred to as the “catch up” and is intended to provide FBCA with an incentive fee of 15% on all of FBCC’s pre-incentive fee net investment income when FBCC’s pre-incentive fee net investment income reaches 1.765% (7.06% annualized) in any calendar quarter. 15% of the amount of FBCC’s pre-incentive fee net investment income, if any, that exceeds the catch-up is payable to FBCA.	Increases the catch-up from 1.765% (7.06% annualized) to 1.8175% (7.27% annualized) and the incentive fee from 15% to 17.5% of the amount of FBCC’s pre-incentive fee net investment income, if any, that exceeds the catch-up. The Preferred Return will be the same under the Current FBCC Advisory Agreement and the New FBCC Advisory Agreement.
Incentive Fee on Capital Gains During Operations	The incentive fee payable on net capital gains equals 15% of FBCC’s incentive fee capital gains, which equals realized capital gains of FBCC on a cumulative basis from the date of FBCC’s election to be regulated as a business development company (“BDC”), calculated as of the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid incentive fee on capital gains during operations.	Increases the capital gains incentive fee from 15% to 17.5%.

See “Annex B—Form of New FBCC Advisory Agreement” for a marked copy of the New FBCC Advisory Agreement.

The fees payable under the New FBCC Advisory Agreement are calculated in the same manner as the post-Liquidity Event calculation of the base management fee payable under the Current FBCC Advisory Agreement. The Current FBCC Advisory Agreement defines a “Liquidity Event” as (i) an initial public offering (“IPO”) of the shares of FBCC Common Stock or a listing of such shares on a national securities exchange, (ii) the sale of all or substantially all of FBCC’s assets either on a complete portfolio basis or individually followed by a liquidation or (iii) a merger or another transaction approved by the FBCC Board in which FBCC Stockholders will receive cash or shares of a publicly traded company, which entity may include a BDC or other entity advised by FBCA or its affiliates.

Q:	If I’m a FBLC Stockholder, will my expenses increase as a result of the Mergers?

A:	Yes. Even though aggregate advisory fees (i.e., the base management fees and the incentive fees) are expected to decrease, the combined company is expected to have higher total expenses per share for FBLC Stockholders following the Mergers because of a higher expected leverage profile. The combined company is expected to have interest payments on borrowed funds in the first year following completion of the Mergers that are 0.80% higher per share than FBLC because of a higher expected leverage profile. Additionally, while FBLC does not have any preferred stock outstanding, FBCC has and the combined company is expected to have preferred stock outstanding for which distributions will be paid totaling 0.33% per share following completion of the Mergers. See “—What are the pro forma costs and expenses estimated to be incurred by the combined company in the first year following completion of the Mergers?” and “Comparative Fees and Expenses” for additional details and assumptions.

However, while future returns cannot be guaranteed and the combined company may not be able to achieve its expected returns or any returns at all, the combined company is expected to benefit from accretion to net investment income due to the ability to access greater leverage as a result of FBCC’s 150% asset coverage ratio, as defined in the Investment Company Act, instead of its current 200% asset coverage ratio and the potential of the combined company to deploy a significant amount incremental increased investing capacity in new, higher yielding investments as a result of the current rate environment and ability to increase leverage on the acquired investment portfolio and certain expected expense savings (described more fully in “The Mergers—Reasons for the Mergers”) and other expected long-term benefits of being a FBCC Stockholder that are described in this joint proxy statement/prospectus. See “The Mergers—Reasons for the Mergers” for additional information.

Under the New FBCC Advisory Agreement, base management fee and incentive fees would change from FBLC’s Investment Advisory and Management Services Agreement, as amended, between FBLC and Franklin BSP Lending Adviser, L.L.C. (“FBLA” and such agreement, the “FBLC Advisory Agreement”) as follows:

Base Management Fee

	FBLC Advisory Agreement	New FBCC Advisory Agreement
Base Management Fee	Annual rate of 1.50% of FBLC’s average gross assets (including assets purchased with borrowed funds).	1.50% on average gross assets, provided, that the base management fee will be calculated at an annual rate of 1.00% of FBCC’s average gross assets purchased with borrowed funds above 1.0x debt-to-equity (equivalent to $1 of debt outstanding for each $1 of equity).

As a result, FBLC Stockholders will bear the costs of equal or lower base management fees if the Mergers are consummated.

Incentive Fee

	FBLC Advisory Agreement	New FBCC Advisory Agreement
Hurdle	No incentive fee in any calendar quarter in which FBLC’s pre-incentive fee net investment income does not exceed the Preferred Return of 1.75%, or 7.00% annualized, on net assets.	FBCC will pay FBCA no incentive fee in any calendar quarter in which FBCC’s pre-incentive fee net investment income does not exceed the Preferred Return of 1.50%, or 6.00% annualized, on net assets.
Catch-Up	100% of its pre-incentive fee net investment income that exceeds a 1.75% quarterly hurdle (7.00% annualized) up to 2.1875% quarterly (8.75% annualized).	FBCC will pay FBCA 100% of its pre-incentive fee net investment income that exceeds a 1.50% quarterly hurdle (6.0% annualized) up to 1.8175% quarterly (7.27% annualized).
Incentive Fee on Net Income and Capital Gains During Operations	20% of FBLC’s pre-incentive fee net investment income, if any, that exceeds the catch-up. 20% of FBLC’s incentive fee capital gains.	17.5% of the amount of FBCC’s pre-incentive fee net investment income, if any, that exceeds the catch-up. 17.5% of FBCC’s incentive fee capital gains.

The incentive fee payable by FBCC to FBCA after the Closing could be more favorable to FBCA than the incentive fee payable by FBLC to FBLA. FBCC has a lower hurdle rate than FBLC and, while the incentive fee could be more favorable to investors, it could also result in being higher than FBLC’s incentive fee if the combined company does not earn sufficient returns to cover FBLC’s current hurdle of 7.00% on an annualized basis.

The following is a graphical representation of the calculation of the income-related portion of the performance-based incentive fee payable by FBCC to FBCA under the New FBCC Advisory Agreement:

Pre-incentive fee net investment income

(expressed as a percentage of the value of net assets)

Percentage of pre-incentive fee net investment income

allocated to FBCA

The following is a graphical representation of the calculation of the income-related portion of the incentive fee payable by FBLC to FBLA under the FBLC Advisory Agreement:

Pre-incentive fee net investment income

(expressed as a percentage of the value of net assets)

Percentage of pre-incentive fee net investment income

allocated to FBLA

See “Comparative Fees and Expenses,” “Item 1. Business—Potential Conflicts of Interest; Co-Investment Opportunities—Management Fee” and “—Incentive Fee” in Part I of FBCC’s Annual Report on Form 10-K (file no. 814-01360) for the fiscal year ended December 31, 2022 and “Item 1. Business—Investment Advisory and Management Services Agreement—Compensation of the Adviser” in Part I of FBLC’s Annual Report on Form 10-K (file no. 814-00821) for the fiscal year ended December 31, 2022 for additional information.

FBCA believes that the fee structure under the New FBCC Advisory Agreement will competitively position the combined company among larger BDCs with more than $1 billion of assets under management.

Q:	What are the pro forma costs and expenses estimated to be incurred by the combined company in the first year following completion of the Mergers?

A:	The following table is intended to assist FBCC Stockholders and FBLC Stockholders in understanding the costs and expenses that an investor in shares of FBCC Stock or FBLC Common Stock bears directly or indirectly and, based on the assumptions described in “Comparative Fees and Expenses,” the pro forma costs and expenses estimated to be incurred by the combined company in the first year following completion of the Mergers. We caution you that some of the percentages indicated in the table below are estimates and may vary. The table below is based on information as of June 30, 2023 for each party (except as noted below) and includes expenses of the applicable consolidated subsidiaries. Any footing differences are due to rounding. See “Comparative Fees and Expenses” for additional details and assumptions.

	Actual		Pro Forma
	FBCC	FBLC	FBCC
Annual expenses (as a percentage of net assets attributable to common stock):
Base management fees	1.10%	2.70%	2.84%
Incentive fees	2.07%	2.43%	2.24%
Interest payments on borrowed funds	8.37%	5.04%	5.84%
Other expenses	1.57%	1.11%	0.96%
Acquired fund fees and expenses	0.00%	0.01%	0.01%
Total annual expenses	13.11%	11.29%	11.89%
Distributions to preferred stockholders	1.73%	0.00%	0.33%
Total annual fund operating expenses and dividends on preferred shares	14.84%	11.29%	12.22%

Q:	Will there be any special distributions prior to the Mergers?

A:	The FBLC Board expects to declare a special distribution equal in aggregate to the sum of FBLC’s previously undistributed investment company taxable income and net capital gain, as defined in Section 852(b)(2) of the Internal Revenue Code of 1986, as amended (the “Code”) through the closing of the Mergers (the “Tax Dividend”). As of June 30, 2023, the Tax Dividend is estimated to be $58.6 million and is subject to change depending on FBLC investment activity and performance through the closing of the Mergers. For all federal income tax purposes, to the fullest extent permitted by applicable law, FBCC and FBLC shall treat such payments of any Tax Dividend as a payment of a dividend considered to have been paid by FBLC in FBLC’s last federal income tax year pursuant to Section 855 of the Code. If the Mergers are not completed, the FBLC Board will determine whether and to what extent the outstanding FBLC stockholder distributions payable will be paid in its discretion and in accordance with applicable laws.

Q:	Will I receive distributions after the Mergers?

A:	Subject to applicable legal restrictions and the sole discretion of the FBCC Board, after the Mergers, FBCC intends to declare and pay regular distributions to FBCC Stockholders on a quarterly basis, which is consistent with the current frequency of distributions to FBLC Stockholders. For a history of the distribution declarations and distributions paid by FBCC since January 29, 2020, see “Market Price, Dividend and Distribution Information—FBCC.” The amount and timing of past distributions are not a guarantee of any future distributions, or the amount thereof, the payment, timing and amount of which will be determined by the FBCC Board and depend on FBCC’s financial condition and earnings, contractual restrictions, legal and regulatory considerations and other factors. See “Distribution Reinvestment Plan of FBCC and FBLC” for information regarding FBCC’s distribution reinvestment plan (“DRIP”).

Following the Effective Time, the holders of shares of FBLC Common Stock will be entitled to receive distributions declared by the FBCC Board with a record date after the Effective Time theretofore payable with respect to the whole shares of FBCC Common Stock received as part of the Merger Consideration (as defined below).

Q:	Are the Mergers subject to any third party consents?

A:	Under the Merger Agreement, FBCC and FBLC have agreed to cooperate with each other and use reasonable best efforts to take, or cause to be taken, in good faith, all actions, and to do, or cause to be done, all things necessary, including to promptly prepare and file all necessary documentation, to effect all applications, notices, petitions and filings (including any required applications, notices or other filings under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), to obtain as promptly as practicable all permits of all governmental entities and all permits, consents, approvals, confirmations and authorizations of all third parties, in each case, that are necessary or advisable, to consummate the transactions contemplated by the Merger Agreement (including the Mergers) in the most expeditious manner practicable, and to comply with the terms and conditions of all such permits, consents, approvals and authorizations of all such third parties and governmental entities. There can be no assurance that any permits, consents, approvals, confirmations or authorizations will be obtained or that such permits, consents, approvals, confirmations or authorizations will not impose conditions or requirements that, individually or in the aggregate, would or could reasonably be expected to have a material adverse effect on the financial condition, results of operations, assets or business of the combined company following the Mergers.

Q:	How does FBCC’s investment objective, strategy and risks differ from FBLC’s?

A:	The investment objectives and strategies of FBCC and FBLC are identical. The investment objective of each of FBCC and FBLC is to generate both current income and capital appreciation through debt and equity investments. FBCC and FBLC invest primarily in senior secured loans, and to a lesser extent, mezzanine loans, unsecured loans and equity of predominantly private U.S. middle market companies. FBCC and FBLC each define the term “middle market companies” as those with EBITDA of between $25 million and $100 million annually, although they may invest in larger or smaller companies. FBCC and FBLC also may purchase interests in loans or corporate bonds through secondary market transactions. FBCC and FBLC may co-invest, subject to the conditions included in the exemptive order they received from the SEC, with certain of its affiliates.

In addition, FBCC and FBLC have identical investment risks as each focuses on making debt and equity investments in middle-market companies. However, FBCC has a reduced asset coverage requirement, as such term is defined in the Investment Company Act, of 150% as opposed to FBLC’s asset coverage requirement of 200%. Since FBCC’s higher leverage ratio will apply to the surviving company, the surviving company will have increased borrowings risk. Please see “Item 1A. Risk Factors— Because we borrow money, the potential for gain or loss on amounts invested in us will be magnified and may increase the risk of investing in us” in Part I of FBCC’s Annual Report on Form 10-K (file no. 814-01360) for the fiscal year ended December 31, 2022.

Q:	How will the combined company be managed following the Mergers?

A:	FBLC and FBCC have the same directors and officers. Subject to applicable law, the directors of FBCC immediately prior to the Mergers will remain the directors of FBCC and will hold office until their respective successors are duly elected and qualify, or their earlier death or incapacity, resignation or removal. Subject to applicable law, the officers of FBCC immediately prior to the Mergers will remain the officers of FBCC and will hold office until their respective successors are duly appointed and qualify, or their earlier death, resignation or removal. Following the Mergers, FBCA will continue to be the investment adviser of FBCC and the New FBCC Advisory Agreement will be effective at the Effective Time if the FBCC Advisory Agreement Proposal is approved by FBCC Stockholders.

Q:	Will the composition of the FBCC Board change following the Mergers?

A:	No. As stated above, following the Mergers and subject to applicable law, the directors of FBCC immediately prior to the Mergers will remain the directors of FBCC.

Q:	Are FBCC Stockholders able to exercise appraisal rights?

A:	No. FBCC Stockholders will not be entitled to exercise appraisal rights with respect to any matter to be voted upon at the FBCC Special Meeting. Any FBCC Stockholder may abstain from voting or vote against any of such matters.

Q:	Are FBLC Stockholders able to exercise appraisal rights?

A:	No. FBLC Stockholders will not be entitled to exercise appraisal rights with respect to any matter to be voted upon at the FBLC Special Meeting. Any FBLC Stockholder may abstain from voting or vote against any of such matters.

Q:	When do you expect to complete the Mergers?

A:	While there can be no assurance as to the exact timing, or that the Mergers will be completed at all, FBCC and FBLC are working to complete the Mergers in early 2024. It is currently expected that the Mergers will be completed promptly following receipt of the required stockholder approvals at the FBCC Special Meeting and the FBLC Special Meeting and satisfaction or waiver of the other closing conditions set forth in the Merger Agreement.

Q:	Are the Mergers expected to be taxable to FBCC Stockholders for U.S. federal income tax purposes?

A:	No. The Mergers are not expected to be a taxable event for FBCC Stockholders for U.S. federal income tax purposes. FBCC Stockholders should read the section captioned “Certain Material U.S. Federal Income Tax Considerations—Certain Material U.S. Federal Income Tax Consequences of the Mergers” for a more complete discussion of the U.S. federal income tax consequences of the Mergers. FBCC Stockholders should consult with their own tax advisors to determine the tax consequences of the Mergers.

Q:	Are the Mergers expected to be taxable to FBLC Stockholders for U.S. federal income tax purposes?

A:	No. The Mergers are intended to qualify as a “reorganization,” within the meaning of Section 368(a) of the Code, and it is a condition to the obligations of each of FBLC and of FBCC to consummate the Mergers that FBLC and FBCC, respectively, has received a written opinion from Simpson Thacher & Bartlett LLP (“Simpson Thacher”), outside legal counsel to FBLC and FBCC, in each case dated as of the closing date of the Mergers (the “Closing Date”) and substantially to the effect that the Mergers, taken together, will qualify as a “reorganization,” within the meaning of Section 368(a) of the Code. If the Mergers qualify as a reorganization for U.S. federal income tax purposes, FBLC Stockholders are not expected to recognize any gain or loss for U.S. federal income tax purposes on the exchange of shares of FBLC Common Stock for shares of FBCC Common Stock pursuant to the Mergers, except for any gain or loss that may result from the receipt of cash in lieu of fractional shares of FBCC Common Stock. FBLC Stockholders should read the section captioned “Certain Material U.S. Federal Income Tax Considerations—Certain Material U.S. Federal Income Tax Consequences of the Mergers” for a more complete discussion of the U.S. federal income tax consequences of the Mergers. FBLC Stockholders should consult with their own tax advisors to determine the tax consequences of the Mergers to them.

Q:	What happens if the Mergers are not consummated?

A:	If the Mergers are not completed for any reason, FBLC Stockholders will not receive any consideration for their shares of FBLC Common Stock in connection with the Merger. Instead, each of FBCC and FBLC will remain a stand-alone company. Furthermore, the New FBCC Advisory Agreement will not go into effect, even if approved by FBCC Stockholders. See “Description of the Merger Agreement—Termination of the Merger Agreement.”

Q:	Did the FBCC Special Committee receive an opinion from the financial advisor to the FBCC Special Committee regarding the Merger Consideration?

A:	Yes. The FBCC Special Committee received an opinion, dated October 2, 2023, from the financial advisor to the FBCC Special Committee as to the fairness, from a financial point of view, of the Exchange Ratio to FBCC. The full text of the opinion, which describes the procedures followed, assumptions made, matters considered, and qualifications and limitations on the review undertaken in preparing the opinion, is attached as Annex C to this joint proxy statement/prospectus. The opinion was for the information of, and was directed to, the FBCC Special Committee (in its capacity as such) and, as requested by the FBCC Special Committee, the FBCC Board (in its capacity as such) in connection with their respective consideration of the financial terms of the Mergers. The opinion addressed only the fairness, from a financial point of view, of the Exchange Ratio to FBCC. It did not address the underlying business decision of FBCC to engage in the Mergers or enter into the Merger Agreement or constitute a recommendation to the FBCC Special Committee or the FBCC Board in connection with the Mergers, and it does not constitute a recommendation to any FBCC Stockholder or any stockholder of any other entity as to how to vote or act in connection with the Mergers or any other matter. For more information, see the section entitled “The Mergers—Opinion of the Financial Advisor to the FBCC Special Committee.”

Q:	Did the FBLC Special Committee receive an opinion from the financial advisor to the FBLC Special Committee regarding the Merger Consideration?

A:	Yes. The FBLC Special Committee received an opinion, dated October 2, 2023, from the financial advisor to the FBLC Special Committee as to the fairness, from a financial point of view, to the holders of FBLC Common Stock, other than BSP and its affiliates, of the J.P. Morgan June Exchange Ratio. The full text of the opinion, which describes the procedures followed, assumptions made, matters considered, and qualifications and limitations on the review undertaken in preparing the opinion, is attached as Annex D to this joint proxy statement/prospectus. The opinion was for the information of, and was directed to, the FBLC Special Committee (in its capacity as such) and, as requested by the FBLC Special Committee, the FBLC Board (in its capacity as such) in connection with their respective consideration of the financial terms of the Mergers. The opinion only addressed the fairness, from a financial point of view, to the holders of FBLC Common Stock (other than BSP and its affiliates) of the J.P. Morgan June Exchange Ratio and did not address any other aspect or implication of the Mergers or any other agreement, arrangement or understanding entered into in connection therewith or otherwise. It did not address the underlying business decision of the FBLC Special Committee, the FBLC Board, FBLC, its security holders or any other party to proceed with or effect the Mergers, and it does not constitute a recommendation to the FBLC Special Committee, the FBLC Board, any FBLC Stockholder or any other person as to how to act or vote with respect to any matter relating to the Mergers. For more information, see the section entitled “The Mergers—Opinion of the Financial Advisor to the FBLC Special Committee.”

SUMMARY OF THE MERGERS

This summary highlights selected information contained elsewhere in this joint proxy statement/prospectus and may not contain all of the information that is important to you. You should carefully read this entire joint proxy statement/prospectus, including the other documents to which this joint proxy statement/prospectus refers for a more complete understanding of the Mergers. In particular, you should read the annexes attached to this joint proxy statement/prospectus, including the Merger Agreement, which is attached as Annex A hereto, as it is the legal document that governs the Mergers. See “Where You Can Find More Information.” For a discussion of the risk factors you should carefully consider, see the section entitled “Risk Factors” beginning on page 29.

The Parties to the Mergers

Franklin BSP Capital Corporation
9 West 57th Street, 49th Floor, Suite 4920
New York, NY 10019
(212) 588-6770

FBCC is an externally managed, non-diversified, closed-end management investment company that has elected to be regulated as a BDC under the Investment Company Act and has qualified and elected to be treated as a regulated investment company (“RIC”) under Subchapter M of the Code for U.S. federal income tax purposes. FBCC was formed in January 2020 under the former name, Franklin BSP Capital L.L.C., as a Delaware limited liability company, and effective September 23, 2020, converted to a Delaware corporation and changed its name to Franklin BSP Capital Corporation.

FBCC’s investment objective is to generate both current income and capital appreciation through debt and equity investments. FBCC invests primarily in first and second lien senior secured loans, and to a lesser extent, mezzanine loans, unsecured loans and equity of predominantly private U.S. middle market companies. FBCC defines middle market companies as those with EBITDA of between $25 million and $100 million annually, although it may invest in larger or smaller companies. FBCC also may purchase interests in loans or corporate bonds through secondary market transactions, which refers to acquisitions from secondary market participants rather than from the portfolio company directly.

Franklin BSP Merger Sub, Inc.
9 West 57th Street, 49th Floor, Suite 4920
New York, NY 10019
(212) 588-6770

Merger Sub is a Maryland corporation and a newly formed wholly-owned direct subsidiary of FBCC. Merger Sub was formed in connection with and for the sole purpose of the Mergers.

Franklin BSP Lending Corporation
9 West 57th Street, 49th Floor, Suite 4920
New York, NY 10019
(212) 588-6770

FBLC is an externally managed, non-diversified, closed-end management investment company that has elected to be regulated as a BDC under the Investment Company Act and has qualified and elected to be treated as a RIC under Subchapter M of the Code for U.S. federal income tax purposes. FBLC was incorporated in May 2010 and commenced its IPO on January 25, 2011. Effective on January 1, 2022, FBLC changed its name from “Business Development Corporation of America” to “Franklin BSP Lending Corporation.” FBLC is externally managed by FBLA, a wholly-owned subsidiary of Benefit Street Partners L.L.C. (“BSP”).

FBLC’s investment objective is to generate both current income and capital appreciation through debt and equity investments. FBLC invests primarily in senior secured loans, and to a lesser extent, mezzanine loans, unsecured loans and equity of predominantly private U.S. middle market companies. FBLC defines middle market companies as those with EBITDA of between $25 million and $100 million annually, although it may invest in larger or smaller companies. FBLC also purchases interests in loans or corporate bonds through secondary market transactions.

Franklin BSP Capital Adviser L.L.C.
9 West 57th Street, 49th Floor, Suite 4920
New York, NY 10019
(212) 588-6770

FBCC is externally managed and advised by FBCA, a majority-owned subsidiary and affiliate of BSP. FBCA is a Delaware limited liability company that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). FBCA, subject to the overall supervision of the FBCC Board, oversees the management of FBCC’s day-to-day operations, and provides investment advisory services to FBCC pursuant to the Current FBCC Advisory Agreement.

FBCA is served by BSP’s origination, investment and portfolio management team. Established in 2008, BSP is a leading credit-focused alternative asset management firm and its platform manages funds for institutions and high-net-worth investors across various credit funds and complementary strategies, including private/opportunistic debt, structured credit, high yield, special situations, and commercial real estate debt. These strategies complement each other as they all leverage the sourcing, analytical, compliance, and operational capabilities that encompass BSP’s robust platform.

FBCA’s investment committee consists of Thomas Gahan, Chief Executive Officer of BSP, Michael Paasche, Senior Managing Director of BSP, Blair D. Faulstich, Senior Portfolio Manager for Private Debt of BSP, and Saahil Mahajan, Managing Director of BSP, each with substantial experience in originating, underwriting and structuring credit investments.

Franklin Resources, Inc. (NYSE:BEN), an affiliate of BSP and FBCA, is a global investment management organization with subsidiaries operating as Franklin Templeton and serving clients in over 155 countries. Through its specialist investment managers, the company brings extensive capabilities in equity, fixed income, alternatives and custom multi-asset solutions.

Merger Structure

The Mergers will result in the combination of FBCC and FBLC with FBCC as the surviving company. The proposed reorganization will occur through the consummation of the Mergers. Pursuant to the terms of the Merger Agreement, at the Effective Time, Merger Sub will be merged with and into FBLC. FBLC will be the surviving company and will continue its existence as a corporation under the laws of the State of Maryland. As of the Effective Time, the separate corporate existence of Merger Sub will cease. Immediately after the occurrence of the Effective Time, in the Second Merger, the surviving company will merge with and into FBCC with FBCC continuing as the surviving company.

The following is a graphical representation of the structure of the Mergers:

Current Structure

First Merger

Second Merger

Post-Mergers

Based on the number of shares of FBCC Stock issued and outstanding and the NAVs of FBCC and FBLC as of June 30, 2023 (and adjusted for estimated transaction costs), FBCC would issue approximately 0.4631 shares of FBCC Common Stock for each share of FBLC Common Stock outstanding, resulting in pro forma ownership of 18.5% for current FBCC Common Stockholders, 3.7% for current FBCC Preferred Stockholders (on a fully converted basis) and 77.8% for current FBLC Stockholders. Following the Mergers, FBCA will continue to be the investment adviser to FBCC and the New FBCC Advisory Agreement will be effective at the Effective Time if the FBCC Advisory Agreement Proposal is approved by FBCC Stockholders.

The Merger Agreement is attached as Annex A to this joint proxy statement/prospectus. FBCC and FBLC encourage their respective stockholders to read the Merger Agreement carefully and in its entirety, as it is the legal document governing the Mergers.

Merger Consideration

Subject to the terms and conditions of the Merger Agreement, at the Effective Time, each share of FBLC Common Stock issued and outstanding immediately prior to the Effective Time (other than Cancelled Shares) will be converted into the right to receive a number of shares of FBCC Common Stock equal to the Exchange Ratio (cash will be paid in lieu of fractional shares) (the “Merger Consideration”), in all cases without interest.

Under the Merger Agreement, as of the Determination Date, FBLC and FBCC will deliver the Closing FBLC Net Asset Value and the Closing FBCC Net Asset Value, respectively, in each case using the same set of assumptions, methodologies and adjustments as has been historically used in preparing such calculation. Based on such calculations, the parties will calculate the FBLC Per Share NAV, which will be equal to (i) the Closing FBLC Net Asset Value divided by (ii) the number of shares of FBLC Common Stock issued and outstanding as of the Determination Date (excluding any Cancelled Shares), and the FBCC Per Share NAV, which will be equal to (A) the Closing FBCC Net Asset Value divided by (B) the number of shares of FBCC Common Stock issued and outstanding as of the Determination Date. The Exchange Ratio will be equal to the quotient (rounded to four decimal places) of (i) the FBLC Per Share NAV divided by (ii) the FBCC Per Share NAV.

FBLC and FBCC will update and redeliver the Closing FBLC Net Asset Value or the Closing FBCC Net Asset Value, respectively, in the event that the Closing is subsequently materially delayed or there is a material change to such calculation between the Determination Date and the Closing and as needed to ensure that the calculation is determined within 48 hours (excluding Sundays and holidays) prior to the Effective Time.

The Exchange Ratio will be appropriately adjusted (to the extent not already taken into account in determining the Closing FBLC Net Asset Value and/or the Closing FBCC Net Asset Value, as applicable) if, between the Determination Date and the Effective Time, the respective outstanding shares of FBCC Common Stock or FBLC Common Stock will have been increased or decreased or changed into or exchanged for a different number or kind of shares or securities, in each case, as a result of any reclassification, recapitalization, stock split, reverse stock split, split-up, combination or exchange of shares, or if a stock dividend or dividend payable in any other securities will be authorized and declared with a record date within such period, as permitted by the Merger Agreement. Because the Exchange Ratio will be determined within 48 hours (excluding Sundays and holidays) prior to the Effective Time, the time period during which such an adjustment could occur will be relatively short.

Closing is contingent upon (i) FBCC Stockholder approval of the FBCC Advisory Agreement Proposal, (ii) FBLC Stockholder approval of the FBLC Merger Proposal and (iii) satisfaction or waiver of certain other closing conditions.

After the Determination Date and until the Merger is completed, the NAV of the shares of FBCC Common Stock to be issued in the Merger will continue to fluctuate but, except as described above, the number of shares to be issued to FBLC Stockholders will remain fixed.

Market Price of Securities

There is currently no market for FBLC Common Stock and FBCC Common Stock, and FBLC and FBCC do not expect that a market for their shares will develop in the future. FBLC and FBCC are prohibited under the Investment Company Act from selling their shares of Common Stock at an offering price, after deducting selling commissions and dealer manager fees, that is below their respective NAV per share unless stockholder approval is obtained. In connection with any issuance of shares of FBLC Common Stock and FBCC Common Stock, the FBLC Board and the FBCC Board or their respective committees thereof will review the then current offering price per share against the current estimated NAV per share to ensure that FBLC and FBCC were not selling shares of FBLC Common Stock and FBCC Common Stock at a price which, after deducting selling commissions and dealer manager fees, was below their respective NAV per share.

The following table presents the most recently determined NAV per share of FBCC Common Stock and the most recently determined NAV per share of FBLC Common Stock.

	FBCC Common Stock	FBLC Common Stock
NAV per Share as of June 30, 2023	$15.03	$7.26

Risks Relating to the Mergers

The Mergers and the other transactions contemplated by the Merger Agreement are subject to, among others, the following risks. FBCC Stockholders and FBLC Stockholders should carefully consider these risks before deciding how to vote on the proposals to be voted on at their respective special meeting.

●	Most FBCC Stockholders and FBLC Stockholders will experience a reduction in percentage ownership and voting power in the combined company as a result of the Mergers.

●	FBCC may be unable to realize the benefits anticipated by the Mergers, including estimated cost savings, or it may take longer than anticipated to achieve such benefits.

●	The opinions delivered to the FBCC Special Committee and the FBLC Special Committee from their respective financial advisors prior to the signing of the Merger Agreement will not reflect changes in circumstances since the date of the opinions.

●	The announcement and pendency of the proposed Mergers could adversely affect both FBCC’s and FBLC’s business, financial results and operations.

●	If the Mergers do not close, FBCC and FBLC will not benefit from the expenses incurred in pursuit of the Mergers.

●	Termination of the Merger Agreement could negatively impact FBCC and FBLC because (1) FBCC and FBLC may have been negatively impacted by the failure to pursue other opportunities due to a focus on the Mergers, (2) FBCC or FBLC may not find a third-party willing to consummate a transaction on the same or superior terms and any such transaction may not result in benefits comparable to those anticipated in connection with the Mergers, and (3) FBCC and FBLC will not realize the benefits of the Mergers anticipated by FBCA and FBLA.

●	The Merger Agreement limits the ability of FBCC and FBLC to pursue alternatives to the Mergers.

●	The Mergers are subject to closing conditions, including stockholder approvals, that, if not satisfied or (to the extent legally allowed) waived, will result in the Mergers not being completed, which may result in material adverse consequences to the business and operations of FBCC and FBLC.

●	FBCC and FBLC may, to the extent legally allowed, waive one or more conditions to the Mergers without resoliciting stockholder approval.

●	FBCC and FBLC will be subject to operational uncertainties and contractual restrictions while the Mergers are pending.

●	Litigation filed against FBCC and FBLC in connection with the Mergers could result in substantial costs and could delay or prevent the Mergers from being completed.

●	The Mergers may trigger certain “change of control” provisions and other restrictions in contracts of FBCC and FBLC or their affiliates and the failure to obtain any required consents or waivers could adversely impact the combined company.

●	The shares of FBCC Common Stock to be received by FBLC Stockholders as a result of the Mergers will have different rights associated with them than shares of FBLC Common Stock currently held by them.

See the section captioned “Risk Factors—Risks Relating to the Mergers” beginning on page 29 for a more detailed discussion of these risks.

U.S. Federal Income Tax Consequences of the Mergers

The Mergers are intended to qualify as a “reorganization,” within the meaning of Section 368(a) of the Code, and it is a condition to the obligations of each of FBLC and of FBCC to consummate the Mergers that FBLC and FBCC, respectively, has received a written opinion from Simpson Thacher, outside legal counsel to FBLC and FBCC, in each case dated as of the Closing Date and substantially to the effect that the Mergers, taken together, will qualify as a “reorganization,” within the meaning of Section 368(a) of the Code. If the Mergers qualify as a reorganization for U.S. federal income tax purposes, FBLC Stockholders are not expected to recognize any gain or loss for U.S. federal income tax purposes on the exchange of shares of FBLC Common Stock for shares of FBCC Common Stock pursuant to the Mergers, except for any gain or loss that may result from the receipt of cash in lieu of fractional shares of FBCC Common Stock.

FBLC Stockholders should read the section captioned “Certain Material U.S. Federal Income Tax Considerations—Certain Material U.S. Federal Income Tax Consequences of the Mergers” for a more complete discussion of the U.S. federal income tax consequences of the Mergers. FBLC Stockholders should consult with their own tax advisors to determine the tax consequences of the Mergers to them.

The Mergers are not expected to be a taxable event for FBCC Stockholders for U.S. federal income tax purposes. FBCC Stockholders should read the section captioned “Certain Material U.S. Federal Income Tax Considerations—Certain Material U.S. Federal Income Tax Consequences of the Mergers” for a more complete discussion of the U.S. federal income tax consequences of the Mergers.

Special Meeting of FBCC Stockholders

FBCC plans to hold the FBCC Special Meeting virtually on January 5, 2024, at 11:00 a.m., Eastern Time, at the following website www.virtualshareholdermeeting.com/FBCC2023SM. At the FBCC Special Meeting, FBCC Stockholders will be asked to approve the FBCC Advisory Agreement Proposal.

An FBCC Stockholder can vote at the FBCC Special Meeting if such stockholder owned shares of FBCC Stock at the close of business on the FBCC Record Date. As of that date, there were 25,862,186 shares of FBCC Common Stock and 77,500 shares of FBCC Preferred Stock issued and outstanding and entitled to vote. Approximately 76,522 of such total outstanding shares, or approximately 0.3%, were owned beneficially or of record by directors and executive officers of FBCC.

Special Meeting of FBLC Stockholders

FBLC plans to hold the FBLC Special Meeting virtually on January 5, 2024, at 10:00 a.m., Eastern Time, at the following website www.virtualshareholdermeeting.com/FBLC2023SM. At the FBLC Special Meeting, FBLC Stockholders will be asked to approve the FBLC Merger Proposal.

A FBLC Stockholder can vote at the FBLC Special Meeting if such stockholder owned shares of FBLC Common Stock at the close of business on the FBLC Record Date. As of that date, there were 232,703,306 shares of FBLC Common Stock outstanding and entitled to vote. Approximately 266,492 of such total outstanding shares, or 0.1%, were owned beneficially or of record by directors and executive officers of FBLC.

FBCC Board Recommendation

The FBCC Board, upon recommendation of the FBCC Special Committee, has unanimously approved the Merger Agreement, including the Merger and the related transactions, and directed that such matters be submitted to FBCC Stockholders for approval at the FBCC Special Meeting. After careful consideration and on the recommendation of the FBCC Special Committee, the FBCC Board unanimously approved the Merger Agreement, declared the Mergers and the transactions contemplated by the Merger Agreement advisable and unanimously recommends that FBCC Stockholders vote “FOR” the FBCC Advisory Agreement Proposal.

FBLC Board Recommendation

The FBLC Board, upon recommendation of the FBLC Special Committee, has unanimously approved the Merger Agreement, declared the Mergers and the related transactions advisable and directed that such matters be submitted to FBLC Stockholders for approval. After careful consideration, and on the recommendation of the FBLC Special Committee, the FBLC Board unanimously approved the Merger Agreement, declared the Mergers and the other transactions contemplated by the Merger Agreement advisable and unanimously recommends that FBLC Stockholders vote “FOR” the FBLC Merger Proposal.

Vote Required — FBCC

Each share of FBCC Common Stock and FBCC Preferred Stock has one vote on each matter to be considered at the FBCC Special Meeting or any adjournment or postponement thereof. Each share of FBCC Common Stock is entitled to one vote for each share of FBCC Common Stock held on the FBCC Record Date, and each share of FBCC Preferred Stock is entitled to one vote for each share of FBCC Preferred Stock held on the FBCC Record Date.

The FBCC Advisory Agreement Proposal

The affirmative vote of  a “majority of the outstanding voting securities” of FBCC is required for approval of the FBCC Advisory Agreement Proposal. Under the Investment Company Act, a “majority of the outstanding voting securities” of FBCC is the lesser of: (1) 67% of the FBCC Stock at the FBCC Special Meeting if the holders of more than 50% of the outstanding shares of FBCC Stock are present virtually or represented by proxy or (2) more than 50% of the outstanding shares of FBCC Stock. Abstentions will have the same effect as votes “against” the FBCC Advisory Agreement Proposal. If the enclosed proxy card is signed and returned without any directions given, the shares of FBCC Stock will be voted “FOR” the FBCC Advisory Agreement Proposal.

Vote Required — FBLC

Each share of FBLC Common Stock has one vote on each matter to be considered at the FBLC Special Meeting or any adjournment or postponement thereof. Each share of FBLC Common Stock is entitled to one vote for each share of FBLC Common Stock held on the FBLC Record Date.

The FBLC Merger Proposal

The affirmative vote of FBLC Stockholders entitled to cast a majority of all the votes entitled to be cast at the FBLC Special Meeting is required to approve the FBLC Merger Proposal. Abstentions will have no effect on the voting outcome of the FBLC Merger Proposal. If the enclosed proxy card is signed and returned without any directions given, the shares of FBLC Stock will be voted “FOR” the FBLC Merger Proposal.

Completion of the Mergers

As more fully described elsewhere in this joint proxy statement/prospectus and in the Merger Agreement, the completion of the Mergers depends on a number of conditions being satisfied or, where legally permissible, waived. For information on the conditions that must be satisfied or waived for the Mergers to occur, see “Description of the Merger Agreement—Conditions to Closing the Mergers.” While there can be no assurance as to the exact timing, or that the Mergers will be completed at all, FBCC and FBLC are working to complete the Mergers in early 2024. It is currently expected that the Mergers will be completed promptly following receipt of the required stockholder approvals at the FBCC Special Meeting and the FBLC Special Meeting and satisfaction or waiver of the other closing conditions set forth in the Merger Agreement.

Termination of the Merger

The Merger Agreement contains certain termination rights for FBCC and FBLC, each of which is discussed below in “Description of the Merger Agreement—Termination of the Merger Agreement.”

Other Actions Taken in Connection with the Mergers

Effective upon the Closing, FBCC anticipates conducting tender offers pursuant to a share repurchase program on a periodic basis. The share repurchase program will include numerous restrictions that limit the ability to sell FBCC Common Stock and should not be relied upon as a method to sell FBCC Common Stock promptly or at a desired price. FBCC intends to limit the number of shares repurchased pursuant to its proposed share repurchase program as follows: (1) FBCC currently intends to limit the number of shares to be repurchased during any calendar year to the number of shares it can repurchase with the proceeds it receives from the sale of shares of FBCC Common Stock under its DRIP; at the discretion of the FBCC Board, FBCC may also use cash on hand, cash available from borrowings, and cash from liquidation of securities investments as of the end of the applicable period to repurchase shares; (2) FBCC will not repurchase shares in any calendar year in excess of 10% of the weighted average number of shares outstanding in the prior calendar year; (3) unless you tender all of your shares, you must tender at least 25% of the amount of shares you have purchased in the offering and must maintain a minimum balance of $1,000 subsequent to submitting a portion of your shares for repurchase by FBCC; and (4) to the extent that the number of shares put to FBCC for repurchase exceeds the number of shares that FBCC is able to purchase, FBCC will repurchase shares on a pro rata basis, not on a first-come, first-served basis. Further, FBCC will have no obligation to repurchase shares if the repurchase would violate the restrictions on distributions under federal law or Delaware law, which prohibits distributions that would cause a corporation to fail to meet statutory tests of solvency. These limits may prevent FBCC from accommodating all repurchase requests made in any year. The FBCC Board will be able to amend, suspend, or terminate the repurchase program upon 30 days’ notice.

Management of the Combined Company

The directors and officers of FBCC and FBLC are currently identical. Subject to applicable law, the directors of FBCC immediately prior to the Mergers will remain the directors of FBCC and will hold office until their respective successors are duly elected and qualify, or their earlier death or incapacity, resignation or removal.

Subject to applicable law, the officers of FBCC immediately prior to the Mergers will remain the officers of FBCC and will hold office until their respective successors are duly appointed and qualify, or their earlier death, resignation or removal. Following the Mergers, FBCA will continue to be the investment adviser to FBCC and the New FBCC Advisory Agreement will be effective at the Effective Time if the FBCC Advisory Agreement Proposal is approved by FBCC Stockholders.

Reasons for the Mergers

In considering the Mergers and the terms of the Merger Agreement, the Special Committees and the Boards consulted with their respective legal and financial advisors, as well as management of FBCA and FBLA, and considered numerous factors.

The material factors considered by the FBCC Special Committee and the FBCC Board in concluding that the Mergers are in the best interests of FBCC and FBCC Stockholders included, among others:

●	increased scale and improved positioning for a post-Merger liquidity event; and

●	expected accretion to net investment income per share via cost savings through operational synergies and the potential to take advantage of the current rate environment by deploying additional leverage on the acquired investment portfolio in new investments that are expected to be higher yielding than a majority of the existing portfolio holdings.

The material factors considered by the FBLC Special Committee and the FBLC Board in concluding that the Mergers are in the best interests of FBLC and FBLC Stockholders included, among others:

●	increased scale and improved positioning for a post-Merger liquidity event;

●	expected accretion to net investment income per share via cost savings through operational synergies, the potential to take advantage of the current rate environment by deploying additional leverage on the acquired investment portfolio in new investments that are expected to be higher yielding than a majority of the existing portfolio holdings and increased leverage on the combined company’s portfolio compared to FBLC’s current leverage; and

●	the equal or lower base management fee and potentially more favorable incentive fee in the New FBCC Advisory Agreement as compared to the FBLC Advisory Agreement.

For a further discussion of the material factors considered by the Special Committees and the Boards, see the sections below entitled “FBCC” and “FBLC”.

FBCC

The FBCC Board consulted with its legal and other advisors, as well as management of FBCA and FBLA, and considered numerous factors, including the unanimous recommendation of the FBCC Special Committee. As a result of their considerations, the FBCC Special Committee and the FBCC Board unanimously determined that the Mergers are in the best interests of FBCC and in the best interests of FBCC Stockholders, and that existing FBCC Stockholders will not suffer any dilution for purposes of Rule 17a-8 under the Investment Company Act as a result of the Mergers.

In considering the Mergers and the terms of the Merger Agreement, the FBCC Special Committee and the FBCC Board reviewed comparative information about FBCC and FBLC. The FBCC Special Committee and the FBCC Board also considered the reasonable expectations of FBCC Stockholders, particularly their desire to achieve a public listing, market dynamics and regulatory and legal issues. In addition, the FBCC Special Committee and the FBCC Board reviewed comprehensive information regarding the anticipated benefits and possible risks to FBCC and FBCC Stockholders as a result of the Mergers. The FBCC Special Committee and the FBCC Board also considered the effect of the New FBCC Advisory Agreement on the combined company following the Mergers.

The FBCC Special Committee and the FBCC Board, with the assistance of their legal and other advisors (and, in the case of the FBCC Special Committee, its financial advisor), weighed various benefits and risks in considering and negotiating the terms of the Mergers and the New FBCC Advisory Agreement, both with respect to the immediate effects of the Mergers on FBCC and FBCC Stockholders and with respect to the potential benefits that could be experienced by the combined company after the Mergers. Some of the material factors considered by the FBCC Special Committee and the FBCC Board that assisted them in concluding the Mergers are in the best interests of FBCC and FBCC Stockholders included, among others:

●	increased scale and improved positioning for a post-Merger liquidity event;

●	expected accretion to net investment income per share via cost savings through operational synergies and the potential to take advantage of the current rate environment by deploying additional leverage on the acquired investment portfolio in new investments that are expected to be higher yielding than a majority of the existing portfolio holdings;

●	expected greater access to more diverse and lower-cost sources of debt capital;

●	expected increased portfolio yield;

●	expected greater portfolio diversification;

●	acquisition of a known investment portfolio;

●	no dilution for purposes of Rule 17a-8 under the Investment Company Act;

●	process for negotiation;

●	the opinion of KBW, the financial advisor to the FBCC Special Committee, as more fully described in the section entitled “The Mergers—Opinion of the Financial Advisor to the FBCC Special Committee”;

●	transaction costs of the Mergers, including fees to outside advisors; and

●	the absence of an impact on FBCC’s regulatory obligations.

The foregoing list does not include all of the factors that the FBCC Special Committee and the FBCC Board considered in approving the proposed Mergers and the Merger Agreement, and each member of the FBCC Special Committee and of the FBCC Board may have assigned different weights to different factors. In addition, the members of the FBCC Special Committee and the FBCC Board may have individually considered factors that are not listed here, or not considered certain factors that are listed here.

For a further discussion of the material factors considered by the FBCC Special Committee and the FBCC Board, see “The Mergers — Reasons for the Mergers.”

FBLC

The FBLC Board consulted with its legal and other advisors, as well as management of FBCA and FBLA, and considered numerous factors, including the unanimous recommendation of the FBLC Special Committee. As a result of their considerations, the FBLC Special Committee and the FBLC Board unanimously determined that the Mergers are in the best interests of FBLC and in the best interests of FBLC Stockholders, and that existing FBLC Stockholders will not suffer any dilution for purposes of Rule 17a-8 under the Investment Company Act as a result of the Mergers.

In considering the Mergers and the terms of the Merger Agreement, the FBLC Special Committee and the FBLC Board reviewed comparative information about FBCC and FBLC. The FBLC Special Committee and the FBLC Board also considered the reasonable expectations of FBLC Stockholders, particularly their desire to achieve a public listing, market dynamics and regulatory and legal issues. In addition, the FBLC Special Committee and the FBLC Board reviewed comprehensive information regarding the anticipated benefits and possible risks to FBLC and FBLC Stockholders as a result of the Mergers. The FBLC Special Committee and the FBLC Board also considered the effect of the New FBCC Advisory Agreement on the combined company following the Mergers.

The FBLC Special Committee and the FBLC Board, with the assistance of their legal and other advisors (and, in the case of the FBLC Special Committee, its financial advisor), weighed various benefits and risks in considering and negotiating the terms of the Mergers, both with respect to the immediate effects of the Mergers on FBLC and FBLC Stockholders and with respect to the potential benefits that could be experienced by the combined company after the Mergers. Some of the material factors considered by the FBLC Special Committee and the FBLC Board that assisted them in concluding that the Mergers are in the best interests of FBLC and FBLC Stockholders included, among others:

●	increased scale and improved positioning for a post-Merger liquidity event;

●	expected changes accretive to net investment income per share via cost savings through operational synergies, the potential to take advantage of the current rate environment by deploying additional leverage on the acquired investment portfolio in new investments that are expected to be higher yielding than a majority of the existing portfolio holdings and increased leverage on the combined company’s portfolio compared to FBLC’s current leverage;

●	expected greater portfolio diversification;

●	the equal or lower base management fee and potentially more favorable incentive fee in the New FBCC Advisory Agreement as compared to the FBLC Advisory Agreement;

●	integration into a known investment portfolio;

●	continuity of the management team;

●	no dilution for purposes of Rule 17a-8 under the Investment Company Act;

●	process for negotiation;

●	the opinion of J.P. Morgan, the financial advisor to the FBLC Special Committee, as more fully described in the section entitled “The Mergers—Opinion of the Financial Advisor to the FBLC Special Committee”;

●	transaction costs of the Mergers, including fees to outside advisors;

●	that the Mergers, taken together, are expected to qualify as a tax-free reorganization for U.S. federal income tax purposes; and

●	the absence of an impact on FBLC’s regulatory obligations.

The foregoing list does not include all of the factors that the FBLC Special Committee and the FBLC Board considered in approving the proposed Mergers and the Merger Agreement, and each member of the FBLC Special Committee and of the FBLC Board may have assigned different weights to different factors. In addition, the members of the FBLC Special Committee and the FBLC Board may have individually considered factors that are not listed here, or not considered certain factors that are listed here.

For a further discussion of the material factors considered by the FBLC Special Committee and the FBLC Board, see “The Mergers — Reasons for the Mergers.”

FBCC Stockholders and FBLC Stockholders Do Not Have Appraisal Rights

Neither the FBCC Stockholders nor the FBLC Stockholders will be entitled to exercise appraisal rights in connection with the Mergers under the laws of the State of Delaware or the State of Maryland.

RISK FACTORS

In addition to the other information included in this document, stockholders should carefully consider the risks described below in determining whether to approve in the case of FBCC Stockholders, the FBCC Advisory Agreement Proposal, and in the case of FBLC Stockholders, the FBLC Merger Proposal. The information in “Item 1A. Risk Factors” in Part I of FBCC’s Annual Report on Form 10-K (file no. 814-01360) for the fiscal year ended December 31, 2022, in “Item 1A. Risk Factors” in Part II of FBCC’s Quarterly Report on Form 10-Q (file no. 814-01360) for the quarter ended March 31, 2023 and in “Item 1A. Risk Factors” in Part II of FBCC’s Quarterly Report on Form 10-Q (file no. 814-01360) for the quarter ended June 30, 2023 is incorporated herein by reference for general risks related to FBCC. The information in “Item 1A. Risk Factors” in Part I of FBLC’s Annual Report on Form 10-K (file no. 814-00821) for the fiscal year ended December 31, 2022, in “Item 1A. Risk Factors” in Part II of FBLC’s Quarterly Report on Form 10-Q (file no. 814-00821) for the quarter ended March 31, 2023 and in “Item 1A. Risk Factors” in Part II of FBLC’s Quarterly Report on Form 10-Q (file no. 814-00821) for the quarter ended June 30, 2023 is incorporated herein by reference for general risks related to FBLC. The occurrence of any of these risks could materially and adversely affect the business, prospects, financial condition, results of operations and cash flow of FBCC and FBLC and, following the Mergers, the combined company and might cause you to lose all or part of your investment. The risks, as set out below and incorporated by reference herein, are not the only risks FBCC and FBLC and, following the Mergers, the combined company face, and there may be additional risks that FBCC and FBLC do not presently know of or that they currently consider not likely to have a significant impact. New risks may emerge at any time and FBCC and FBLC cannot predict such risks or estimate the extent to which they may affect the business or financial performance of FBCC and FBLC and, following the Mergers, the combined company. See also “Incorporation by Reference for FBCC,” “Incorporation by Reference for FBLC” and “Where You Can Find More Information” in this joint proxy statement/prospectus.

Risks Relating to the Mergers

Most FBCC Stockholders and FBLC Stockholders will experience a reduction in percentage ownership and voting power in the combined company as a result of the Mergers.

FBCC Stockholders will experience a substantial reduction in their percentage ownership interests and effective voting power in respect of the combined company relative to their percentage ownership interests in FBCC prior to the Mergers unless they hold a comparable or greater percentage ownership in FBLC. Consequently, FBCC Stockholders should generally expect to exercise less influence over the management and policies of the combined company following the Mergers than they currently exercise over the management and policies of FBCC. FBLC Stockholders will experience a substantial reduction in their percentage ownership interests and effective voting power in respect of the combined company relative to their percentage ownership interests in FBLC prior to the Mergers unless they hold a comparable or greater percentage ownership in FBCC. Consequently, FBLC Stockholders should generally expect to exercise less influence over the management and policies of the combined company following the Mergers than they currently exercise over the management and policies of FBLC. In addition, prior to completion of the Mergers, subject to certain restrictions in the Merger Agreement and certain restrictions under the Investment Company Act for issuances at prices below the then-current NAV per share of FBCC Common Stock and FBLC Common Stock, FBCC and FBLC may issue additional shares of FBCC Common Stock and FBLC Common Stock, respectively, which would further reduce the percentage ownership of the combined company to be held by current FBCC Stockholders and FBLC Stockholders.

FBCC may be unable to realize the benefits anticipated by the Mergers, including estimated cost savings, or it may take longer than anticipated to achieve such benefits.

The realization of certain benefits anticipated as a result of the Mergers will depend in part on the integration of FBLC’s investment portfolio with FBCC’s investment portfolio and the integration of FBLC’s business with FBCC’s business. Though FBCA believes it can integrate FBCC and FBLC given the significant overlap in investment portfolios, operations and governance structure, there can be no assurance that FBLC’s investment portfolio or business can be operated profitably or integrated successfully into FBCC’s operations in a timely fashion or at all. The dedication of management resources to such integration may detract attention from the day-to-day business of the combined company and there can be no assurance that there will not be substantial costs associated with the transition process or there will not be other material adverse effects as a result of these integration efforts. Such effects, including incurring unexpected costs or delays in connection with such integration and failure of FBLC’s investment portfolio to perform as expected, could have a material adverse effect on the financial results of the combined company.

FBCC also expects to achieve certain synergies and cost savings from the Mergers when the two companies have fully integrated their portfolios. It is possible that the estimates of these synergies and potential cost savings could ultimately be incorrect. The cost savings estimates also assume FBCC will be able to combine its operations and FBLC’s operations in a manner that permits those cost savings to be fully realized. If the estimates turn out to be incorrect or if FBCC is not able to successfully combine FBLC’s investment portfolio or business with its operations, the anticipated synergies and cost savings may not be fully realized or realized at all or may take longer to realize than expected.

The opinions delivered to the FBCC Special Committee and the FBLC Special Committee from their respective financial advisors prior to the signing of the Merger Agreement will not reflect changes in circumstances since the date of the opinions.

The opinion of Keefe, Bruyette & Woods, Inc. (“KBW”), the financial advisor to the FBCC Special Committee, was delivered to the FBCC Special Committee and the FBCC Board on, and was dated, October 2, 2023. The opinion of J.P. Morgan Securities LLC (“J.P. Morgan”), the financial advisor to the FBLC Special Committee, was delivered to the FBLC Special Committee and the FBLC Board on, and was dated, October 2, 2023. Changes in FBCC’s or FBLC’s operations and prospects, general market and economic conditions and other factors that may be beyond the control of FBCC or FBLC may significantly alter FBCC’s or FBLC’s respective value or the respective price of shares of FBCC Stock or FBLC Common Stock by the time the Mergers are completed. The opinions do not speak as of the time the Mergers will be completed or as of any date other than the date of such opinions. For a description of the opinion that the FBCC Special Committee received from its financial advisor, see “The Mergers—Opinion of the Financial Advisor to the FBCC Special Committee.” For a description of the opinion that the FBLC Special Committee received from its financial advisor, see “The Mergers—Opinion of the Financial Advisor to the FBLC Special Committee.”

The announcement and pendency of the proposed Mergers could adversely affect both FBCC’s and FBLC’s business, financial results and operations.

The announcement and pendency of the proposed Mergers could cause disruptions in and create uncertainty surrounding both FBCC’s and FBLC’s business, including affecting relationships with existing and future borrowers, which could have a significant negative impact on future revenues and results of operations, regardless of whether the Mergers are completed. In addition, FBCC and FBLC have diverted, and will continue to divert, management resources towards the completion of the Mergers, which could have a negative impact on each of their future revenues and results of operations.

FBLC and FBCC are also subject to restrictions on the conduct of each of their businesses prior to the completion of the Mergers as provided in the Merger Agreement, generally requiring FBLC and FBCC to conduct their business only in the ordinary course and subject to specific limitations, including, among other things, certain restrictions on its ability to make certain investments and acquisitions, sell, transfer or dispose of its assets, amend its organizational documents and enter into or modify certain material contracts. These restrictions could prevent FBLC or FBCC from pursuing otherwise attractive business opportunities, industry developments and future opportunities and may otherwise have a significant negative impact on its future investment income and results of operations.

If the Mergers do not close, FBCC and FBLC will not benefit from the expenses incurred in pursuit of the Mergers.

The Mergers may not be completed. If the Mergers are not completed, FBCC and FBLC will have incurred substantial expenses for which no ultimate benefit will have been received. FBCC and FBLC have incurred out-of-pocket expenses in connection with the Mergers for investment banking, legal and accounting fees and financial printing and other related charges, much of which will be incurred even if the Mergers are not completed. It is anticipated that FBCC will bear expenses of approximately $3.1 million ($0.12 per share or 80.3 bps of net asset value) in connection with the Mergers, if consummated, or approximately $2.8 million ($0.11 per share or 72.5 bps of net asset value) if the Mergers are not consummated. It is anticipated that FBLC will bear expenses of approximately $4.4 million ($0.02 per share or 26.3 bps of net asset value) in connection with the Mergers, if consummated, or approximately $3.4 million ($0.01 per share or 20.3 bps of net asset value) if the Mergers are not consummated.

The termination of the Merger Agreement could negatively impact FBCC and FBLC.

If the Merger Agreement is terminated, there may be various consequences, including:

●	the businesses of FBCC and FBLC may have been adversely impacted by the failure to pursue other beneficial opportunities due to the focus of management on the Mergers, without realizing any of the anticipated benefits of completing the Mergers;

●	FBLC may not be able to find a party willing to pay an equivalent or more attractive price than the price FBCC agreed to pay in the Mergers; and

●	FBCC and FBLC will not realize the anticipated benefits of the Mergers described under “The Mergers—Reasons for the Mergers.”

The Merger Agreement limits the ability of FBCC and FBLC to pursue alternatives to the Mergers.

The Merger Agreement includes restrictions on the ability of FBCC and FBLC to solicit proposals for alternative transactions or engage in discussions regarding such proposals, subject to exceptions and termination provisions (as more fully described in the section entitled “Description of the Merger Agreement — Additional Agreements”), which could have the effect of discouraging such proposals from being made or pursued.

The Mergers are subject to closing conditions, including stockholder approvals, that, if not satisfied or (to the extent legally allowed) waived, will result in the Mergers not being completed, which may result in material adverse consequences to the business and operations of FBCC and FBLC.

The Mergers are subject to closing conditions, including certain approvals of FBCC Stockholders and FBLC Stockholders that, if not satisfied, will prevent the Mergers from being completed. The closing condition that FBLC Stockholders approve the FBLC Merger Proposal may not be waived under applicable law and must be satisfied for the Mergers to be completed. If FBLC Stockholders do not approve the Mergers and the Mergers are not completed, the resulting failure of the Mergers could have a material adverse impact on FBCC’s and FBLC’s respective businesses and operations. If FBCC Stockholders do not approve the FBCC Advisory Agreement Proposal and the Mergers are not completed, the resulting failure of the Mergers could have a material adverse impact on FBCC’s and FBLC’s respective businesses and operations. In addition to the required approvals of FBCC Stockholders and FBLC Stockholders, the Mergers are subject to a number of other conditions beyond the control of FBCC and FBLC that may prevent, delay or otherwise materially adversely affect completion of the Mergers. FBCC and FBLC cannot predict whether and when these other conditions will be satisfied. The failure to complete the Mergers would result in FBCC and FBLC, and FBCC Stockholders and FBLC Stockholders, failing to realize the anticipated benefits of the Mergers described under “The Mergers—Reasons for the Mergers.”

FBCC and FBLC may, to the extent legally allowed, waive one or more conditions to the Mergers without resoliciting stockholder approval.

Certain conditions to FBCC’s and FBLC’s respective obligations to complete the Mergers may be waived, in whole or in part, to the extent legally allowed, either unilaterally or by mutual agreement. In the event that any such waiver does not require resolicitation of stockholders, FBCC and FBLC will each have the discretion to complete the Mergers without seeking further stockholder approval. The conditions requiring the approval of FBCC Stockholders and FBLC Stockholders, however, cannot be waived.

FBCC and FBLC will be subject to operational uncertainties and contractual restrictions while the Mergers are pending.

Uncertainty about the effect of the Mergers may have an adverse effect on FBCC or FBLC and, consequently, on the combined company following completion of the Mergers. These uncertainties may cause those that deal with FBCC or FBLC to seek to change their existing business relationships with them. In addition, the Merger Agreement restricts FBCC and FBLC from taking actions that each might otherwise consider to be in its best interests. These restrictions may prevent FBCC or FBLC from pursuing certain business opportunities that may arise prior to the completion of the Mergers.

Litigation filed against FBCC and FBLC in connection with the Mergers could result in substantial costs and could delay or prevent the Mergers from being completed.

From time to time, FBCC and FBLC may be subject to legal actions, including securities class action lawsuits and derivative lawsuits, as well as various regulatory, governmental and law enforcement inquiries, investigations and subpoenas in connection with the Mergers. These or any similar securities class action lawsuits and derivative lawsuits, regardless of their merits, may result in substantial costs and divert management time and resources. An adverse judgment in such cases could have a negative impact on the liquidity and financial condition of FBCC, FBLC and/or the combined company following the Mergers or could prevent the Mergers from being completed.

The Mergers may trigger certain “change of control” provisions and other restrictions in contracts of FBCC and FBLC or their affiliates and the failure to obtain any required consents or waivers could adversely impact the combined company.

Certain agreements of FBCC and FBLC or their affiliates may require by their terms the consent or waiver of one or more counterparties in connection with the Mergers. The failure to obtain any such consent or waiver may permit such counterparties to terminate, or otherwise increase their rights or FBCC’s and FBLC’s obligations under, any such agreement because the Mergers or other transactions contemplated by the Merger Agreement may violate an anti-assignment, change of control or similar provision relating to any of such transactions. If this occurs, FBCC may have to seek to replace that agreement with a new agreement or seek an amendment to such agreement. FBCC and FBLC cannot assure you that FBCC will be able to replace or amend any such agreement on comparable terms or at all.

If any such agreement is material, the failure to obtain consents, amendments or waivers under, or to replace on similar terms or at all, any of these agreements could adversely affect the financial performance or results of operations of the combined company following the Mergers, including preventing FBCC from operating a material part of FBLC’s business.

In addition, the consummation of the Mergers may violate, conflict with, result in a breach of provisions of, or the loss of any benefit under, constitute a default (or an event that, with or without notice or lapse of time or both, would constitute a default) under, or result in the termination, cancellation, acceleration or other change of any right or obligation (including any payment obligation) under, certain agreements of FBCC and FBLC. Any such violation, conflict, breach, loss, default or other effect could, either individually or in the aggregate, have a material adverse effect on the financial condition, results of operations, assets or business of the combined company following completion of the Mergers.

The shares of FBCC Common Stock to be received by FBLC Stockholders as a result of the Mergers will have different rights associated with them than shares of FBLC Common Stock currently held by them.

The rights associated with FBLC Common Stock are different from the rights associated with FBCC Common Stock. See “Comparison of FBCC and FBLC Stockholder Rights.”

COMPARATIVE FEES AND EXPENSES

Comparative Fees and Expenses Relating to the Mergers

The following table is intended to assist FBCC Stockholders and FBLC Stockholders in understanding the costs and expenses that an investor in shares of FBCC Stock or FBLC Common Stock bears directly or indirectly and, based on the assumptions set forth below, the pro forma costs and expenses estimated to be incurred by the combined company in the first year following completion of the Mergers. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this document contains a reference to fees or expenses paid or to be paid by “you,” “FBCC” or “FBLC,” stockholders will indirectly bear such fees or expenses as investors in FBCC or FBLC, as applicable. The table below is based on information as of June 30, 2023 for each party (except as noted below) and includes expenses of the applicable consolidated subsidiaries. Any footing differences are due to rounding.

	Actual				Pro Forma
	FBCC		FBLC		FBCC
Stockholder transaction expenses:
Sales load (as a percentage of offering price)	None	(1)	None	(1)	None	(1)
Offering expenses (as a percentage of offering price)	None	(1)	None	(1)	None	(1)
Distribution reinvestment plan fees	—	(2)	—	(2)	—	(2)
Total stockholder transaction expenses (as a percentage of offering price)	None		None		None

	Actual				Pro Forma
	FBCC		FBLC		FBCC
Annual expenses (as a percentage of net assets attributable to common stock(3)(4)):
Base management fees(5)	1.10%		2.70%		2.84%
Incentive fees(6)	2.07%		2.43%		2.24%
Interest payments on borrowed funds(7)	8.37%		5.04%		5.84%
Other expenses(8)	1.57%		1.11%		0.96%
Acquired fund fees and expenses	0.00%		0.01%		0.01%
Total annual expenses(9)	13.11%		11.29%		11.89%
Distributions to preferred stockholders	1.73	%(10)	0.00	%(11)	0.33	%(11)
Total annual fund operating expenses and dividends on preferred shares	14.84%		11.29%		12.22%

(1)	Other than shares issued pursuant to the DRIPs and shares issued pursuant to any private placements, FBCC and FBLC are no longer issuing any new shares of common stock in a continuous public offering. As a result, there are no selling commissions, dealer manager fees or other sales charges to a stockholder to reflect in this table.

(2)	The expenses of administering the respective DRIPs are included in “Other expenses.”

(3)	For the pro forma column, the combined average net assets of FBCC and FBLC on a pro forma basis as of June 30, 2023 were used.

(4)	“Net assets attributable to common stock" equals average net assets as of June 30, 2023.

(5)

For FBCC, the base management fee is calculated based on the average value of FBCC’s gross assets (includes the total assets of FBCC, including any borrowings for investment purposes) at the end of the two most recently completed calendar quarters calculated at an annual rate of 0.5% of FBCC’s average gross assets. See “Item 1. Business—Potential Conflicts of Interest; Co-Investment Opportunities—Management Fee” in Part I of FBCC’s Annual Report on Form 10-K (file no. 814-01360) for the fiscal year ended December 31, 2022 for additional information.

This table assumes that FBCC’s total gross assets (excluding temporary assets) are $853.3 million, which was the actual amount of FBCC’s total gross assets (excluding temporary assets) as of June 30, 2023.

For FBLC, the base management fee is calculated at an annual rate of 1.5% of FBLC’s average gross assets (including assets purchased with borrowed funds). See “Item 1. Business—Investment Advisory and Management Services Agreement—Compensation of the Adviser–Base Management Fee” in Part I of FBLC’s Annual Report on Form 10-K (file no. 814-00821) for the fiscal year ended December 31, 2022 for additional information. This table assumes that FBLC’s total gross assets (excluding temporary assets) are $3.0 billion, which was the actual amount of FBLC’s total gross assets (excluding temporary assets) as of June 30, 2023.

Following completion of the Mergers, the combined company will be externally managed by FBCA. The pro forma base management fee has been calculated in accordance with the terms of the New FBCC Advisory Agreement and assuming that the FBCC Advisory Agreement Proposal is approved by FBCC Stockholders. The base management fee under the New FBCC Advisory Agreement is calculated in the same manner and at the same annual rate (1.50%; 1.00% of FBCC’s average gross assets purchased with borrowed funds above 1.0x debt-to-equity (equivalent to $1 of debt outstanding for each $1 of equity)) as the post-Liquidity Event calculation of the base management fee payable under the Current FBCC Advisory Agreement. See “Proposal 2–Approval of the FBCC Advisory Agreement Proposal.” The pro forma base management fee referenced in the table above is based on the combined gross assets (excluding temporary assets) of FBCC and FBLC on a pro forma basis on June 30, 2023.

(6)	Incentive Fees for FBCC are waived for the first twelve calendar quarters of its operations, or until the first quarter of 2024. If the incentive fee waivers were taken into account in the table, they would be 2.07%, which would decrease the “Total annual fund operating expenses and dividends on preferred shares” line item to 12.77%. For each of FBCC and FBLC, the incentive fee consists of two parts. For each of FBCC and FBLC, the incentive fee on income is calculated and payable quarterly in arrears based upon their respective pre-incentive fee net investment income for the immediately preceding calendar quarter. The payment of the incentive fee on income is subject to payment of the Preferred Return to investors each quarter, expressed as a rate of return on the value of the net assets of FBCC and FBLC, as applicable, at the end of the most recently completed quarter, of 1.50% and 1.75%, respectively, subject to a “catch-up” feature. 15% of the amount of FBCC’s pre-incentive fee net investment income, if any, that exceeds the respective catch-up is payable to FBCA. For FBCC, FBCA is entitled to 100% of FBCC’s pre-incentive fee net investment income, if any, that exceeds the Preferred Return but is less than or equal to 1.765% in any calendar quarter (7.06% annualized) (such portion is referred to as the “catch-up”). For FBLC, FBLA is entitled to 100% of FBLC’s pre-incentive fee net investment income, if any, that exceeds the Preferred Return but is less than or equal to 2.1875% in any calendar quarter (8.75% annualized) (such portion is referred to as the “catch-up”). 20% of the amount of FBLC’s pre-incentive fee net investment income, if any, that exceeds the respective catch-up is payable to FBLA.

For each of FBCC and FBLC, the second part of the incentive fee (“capital gains incentive fee”) is determined and payable in arrears as of the end of each calendar year (or upon termination of the Current FBCC Advisory Agreement or the FBLC Advisory Agreement, respectively, if earlier) and equals 15% and 20%, respectively, of their respective realized capital gains on a cumulative basis from inception, calculated as of the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees.

See “Item 1. Business—Potential Conflicts of Interest; Co-Investment Opportunities—Incentive Fee” in Part I of FBCC’s Annual Report on Form 10-K (file no. 814-01360) for the fiscal year ended December 31, 2022 for additional information about the incentive fee payable by FBCC and “Item 1. Business—Investment Advisory and Management Services Agreement—Compensation of the Adviser–Incentive Fees” in Part I of FBLC’s Annual Report on Form 10-K (file no. 814-00821) for the fiscal year ended December 31, 2022 for additional information about the incentive fee payable by FBLC.

For the “Actual” columns, the incentive fees referenced in the table above are based on actual amounts of the incentive fee on income incurred during the six months ended June 30, 2023.

Following completion of the Mergers, the combined company will be externally managed by FBCA. The pro forma incentive fees have been calculated in accordance with the terms of the New FBCC Advisory Agreement and assuming that the FBCC Advisory Agreement Proposal is approved by FBCC Stockholders. The incentive fees under the New FBCC Advisory Agreement is calculated in the same manner as the post-Liquidity Event calculation of the base management fee payable under the Current FBCC Advisory Agreement. See “Proposal 2–Approval of the FBCC Advisory Agreement Proposal.”

FBCC will exclude from the calculation of its incentive fees payable to FBCA any adjustments to the cost basis of the acquired FBLC investments derived from the accounting treatment of the Mergers under ASC 805.

(7)

FBCC, which has an asset coverage requirement of 150%, currently borrows funds under its credit facility and may borrow additional funds from time to time to make investments to the extent FBCC determines that the economic situation is conducive to doing so. The costs associated with FBCC’s outstanding borrowings are indirectly borne by its investors. For purposes of this section, FBCC has computed interest expense using the consolidated balance outstanding for borrowings during the six months ended June 30, 2023. FBCC used the Standard Overnight Financing Rate (“SOFR”) or similar base rate on June 30, 2023 as the interest rate on its credit facility on June 30, 2023. FBCC has also included, as applicable, the estimated amortization of fees incurred in establishing the credit facility as of June 30, 2023. Additionally, FBCC included the estimated cost of commitment fees for unused balances on its credit facility. As of June 30, 2023, FBCC had $343.5 million outstanding and $56.5 million remaining available under FBCC’s credit facility. In addition, from time to time, FBCC finances the purchase of certain investments through repurchase agreements as a short-term financing alternative. As of June 30, 2023, FBCC had short-term borrowings outstanding of $41.1 million. Although FBCC does not have any current plans to issue subscription rights, preferred stock, or warrants, it may issue subscription rights, preferred stock, or warrants, subject to FBCC’s compliance with applicable requirements under the Investment Company Act.

FBLC, which has an asset coverage requirement of 200%, currently borrows funds under its credit facilities and unsecured notes and may borrow additional funds from time to time to make investments to the extent FBLC determines that the economic situation is conducive to doing so. The costs associated with FBLC’s outstanding borrowings are indirectly borne by its investors. For purposes of this section, FBLC has computed interest expense using the consolidated balance outstanding for borrowings during the six months ended June 30, 2023. FBLC used SOFR or similar base rate on June 30, 2023 and as the interest rate under its credit facilities. FBLC has also included, as applicable, the estimated amortization of fees incurred in establishing the credit facilities and unsecured notes as of June 30, 2023. Additionally, FBLC included the estimated cost of commitment fees for unused balances on its credit facilities. As of June 30, 2023, FBLC had $856.7 million outstanding and $338.3 million remaining available under FBLC’s credit facilities, and $400.0 million outstanding under its unsecured notes. Although FBLC does not have any current plans to issue subscription rights, preferred stock, or warrants, it may issue subscription rights, preferred stock, or warrants, subject to FBLC’s compliance with applicable requirements under the Investment Company Act.

(8)

“Other expenses” include FBCC’s and FBLC’s respective overhead expenses, including payments under the administration agreement between FBCC and BSP (the “FBCC Administration Agreement”), the fund administration servicing agreement and a fund accounting servicing agreement between U.S. Bancorp Fund Services, LLC (“U.S. Bancorp”) (the “FBCC Fund Administration Servicing Agreement” and collectively with the “FBCC Administration Agreement,” the “FBCC Administration Agreements”) and FBCC, the administration agreement between FBLC and BSP (the “FBLC Administration Agreement”), and the fund administration servicing agreement and a fund accounting servicing agreement between FBLC and U.S. Bancorp (the “FBLC Fund Administration Servicing Agreement” and collectively with the “FBLC Administration Agreement,” the “FBLC Administration Agreements”) based on FBCC’s and FBLC’s respective allocable portion of overhead and other expenses incurred by BSP in performing its obligations under the FBCC Administration Agreements and FBLC Administration Agreements. In the case of FBCC and FBLC, the percentage presented in the table reflects actual amounts incurred during the six months ended June 30, 2023 on an annualized basis. In the case of Pro Forma FBCC, we are assuming 15% of operating expenses from the six months ended June 30, 2023, which excludes management fees, incentive fees, interest, and taxes, are removed in the merger due to duplicative costs. The Pro Forma FBCC calculation assumes FBLC’s excise tax payment of $1.3 million during the first half of 2023 is reduced to $0 post-Merger because of the Tax Dividend (as defined below).

The “Pro Forma” column assumes the sum of amounts estimated for each of FBCC and FBLC for the combined company following the Mergers and reflects decreases in duplicative costs such as professional fees for legal, audit and tax fees, directors’ fees, and other duplicative administrative and operating expenses directly related to the Mergers.

(9)	“Total annual expenses” is presented as a percentage of average net assets attributable to common stockholders because FBCC Stockholders and FBLC Stockholders bear all of the fees and expenses of the respective company.

(10)	Reflects annualized dividend rate for FBCC Preferred Stock for the two quarters of 2023.

(11)	FBLC has no preferred stock outstanding, and no new preferred stock will be issued by FBCC as a result of the Mergers.

Example

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in FBCC, FBLC or the combined company’s common stock following completion of the Mergers on a pro forma basis, in each case assuming that FBCC, FBLC and the combined company hold no cash or liabilities other than debt. In calculating the following expense amounts, each of FBCC and FBLC has assumed that it would have no additional leverage and that its annual operating expenses would remain at the levels set forth in the tables above. Calculations for the pro forma combined company following the Mergers assume that the Mergers closed on March 31, 2023 and that the leverage and operating expenses of FBCC and FBLC remain at the levels set forth in the tables above. Estimated transaction expenses related to the Mergers are not included in the following examples.

	1 year	3 years	5 years	10 years
You would pay the following expenses on a $1,000 investment:
FBCC, assuming a 5% annual return (assumes no return from net realized capital gains)	$128	$352	$540	$888
FBLC, assuming a 5% annual return (assumes no return from net realized capital gains)	$89	$255	$406	$733
FBCC, assuming a 5% annual return (assumes return entirely from realized capital gains)	$148	$400	$601	$944
FBLC, assuming a 5% annual return (assumes return entirely from realized capital gains)	$113	$316	$492	$837
Pro forma combined company following the Mergers You would pay the following expenses on a $1,000 investment:
Assuming a 5% annual return (assumes no return from net realized capital gains)	$100	$283	$447	$785
Assuming a 5% annual return (assumes return entirely from realized capital gains)	$122	$339	$523	$870

While the example assumes, as required by the SEC, a 5% annual return, performance of FBCC, FBLC and the combined company will vary and may result in a return greater or less than 5%. The incentive fee based on pre-incentive fee net investment income under each of the Current FBCC Advisory Agreement and the FBLC Investment Advisory Agreement, which, assuming a 5% annual return, would either not be payable or would have an insignificant impact on the expense amounts shown above, is not included in the example. If sufficient returns are achieved on investments, including through the realization of capital gains, to trigger an incentive fee of a material amount, expenses, and returns to investors, would be higher. This example assumes, where it indicates “(assumes no return from net realized capital gains),” that FBCC and FBLC will not realize any capital gains (computed net of all realized capital losses and unrealized capital depreciation). This example assumes, where it indicates “(assumes return entirely from realized capital gains),” that FBCC and FBLC will realize all net realized capital gains (computed net of all realized capital losses and unrealized capital depreciation). Under certain circumstances, reinvestment of dividends and other distributions under the relevant DRIP may occur at a price per share that differs from NAV. See “Distribution Reinvestment Plan of FBCC and FBLC” for additional information regarding FBCC’s and FBLC’s DRIP, respectively.

The example and the expenses in the table above should not be considered a representation of FBCC’s, FBLC’s, or, following completion of the Mergers, the combined company’s, future expenses, and actual expenses may be greater or less than those shown.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This joint proxy statement/prospectus, including the documents incorporated by reference herein, contains statements that constitute forward-looking statements, which relate to FBCC, FBLC or, following the Mergers, the combined company, regarding future events or the future performance or future financial condition of FBCC, FBLC or, following the Mergers, the combined company. The forward-looking statements may include statements as to: future operating results of FBCC, FBLC or, following the Mergers, the combined company and net investment income projections; business prospects of FBCC, FBLC or, following the Mergers, the combined company and the prospects of their portfolio companies; and the impact of the investments that FBCC, FBLC or, following the Mergers, the combined company expect to make. Certain factors could cause actual results and conditions to differ materially from those projected, including the uncertainties associated with:

●	the ability of the parties to consummate the Mergers on the expected timeline, or at all;

●	the expected synergies and savings associated with the Mergers;

●	the ability to realize the anticipated benefits of the Mergers including the expected elimination of certain expenses and costs due to the Mergers;

●	the percentage of FBCC Stockholders and FBLC Stockholders voting in favor of the proposals submitted for their approval;

●	the possibility that competing offers or acquisition proposals will be made;

●	the possibility that any or all of the various conditions to the consummation of the Mergers may not be satisfied or waived;

●	risks related to diverting management’s attention from ongoing business operations;

●	the combined company’s plans, expectations, objectives and intentions, as a result of the Mergers;

●	any potential termination of the Merger Agreement;

●	the future operating results and net investment income projections of FBCC, FBLC or, following the Mergers, the combined company;

●	the ability of FBCA to implement FBCA’s future plans with respect to the combined company;

●	the ability of FBCA and its affiliates to attract and retain highly talented professionals;

●	the business prospects of FBCC, FBLC or, following the Mergers, the combined company and the prospects of their portfolio companies;

●	the impact of the investments that FBCC, FBLC or, following the Mergers, the combined company expect to make;

●	the ability of the portfolio companies of FBCC, FBLC or, following the Mergers, the combined company to achieve their objectives;

●	the expected financings and investments and additional leverage that FBCC, FBLC or, following the Mergers, the combined company may seek to incur in the future;

●	the adequacy of the cash resources and working capital of FBCC, FBLC or, following the Mergers, the combined company;

●	the timing of cash flows, if any, from the operations of the portfolio companies of FBCC, FBLC or, following the Mergers, the combined company; and

●	the risk that stockholder litigation in connection with the Mergers may result in significant costs of defense and liability.

In addition, words such as “anticipate,” “believe,” “expect,” “seek,” “plan,” “should,” “estimate,” “project” and “intend” indicate forward-looking statements, although not all forward-looking statements include these words. The forward-looking statements contained in this joint proxy statement/prospectus involve risks and uncertainties. The actual results could differ materially from those implied or expressed in the forward-looking statements for any reason, including the factors set forth in “Item 1A. Risk Factors” in Part I of each of FBCC’s and FBLC’s Annual Report on Form 10-K (file no. 814-01360 and 814-00821, respectively) for the fiscal year ended December 31, 2022, in “Item 1A. Risk Factors” in Part II of each of FBCC’s and FBLC’s Quarterly Report on Form 10-Q (file no. 814-01360 and 814-00821, respectively) for the quarter ended March 31, 2023 and in “Item 1A. Risk Factors” in Part II of each of FBCC’s and FBLC’s Quarterly Report on Form 10-Q (file no. 814-01360 and 814-00821, respectively) for the quarter ended June 30, 2023, as such factors may be updated from time to time in their periodic filings with the SEC, and elsewhere contained or incorporated by reference in this joint proxy statement/prospectus.

Other factors that could cause actual results to differ materially include:

●	changes or potential disruptions in the operations of FBCC, FBLC or, following the Mergers, the combined company, the economy, financial markets or political environment;

●	risks associated with possible disruption in the operations of FBCC and FBLC or the economy generally due to terrorism, natural disasters or the COVID-19 pandemic;

●	future changes in laws or regulations (including the interpretation of these laws and regulations by regulatory authorities) and conditions in FBCC’s or FBLC’s operating areas, particularly with respect to BDCs or RICs;

●	general considerations associated with the COVID-19 pandemic; and

●	other considerations that may be disclosed from time to time in the publicly disseminated documents and filings of FBCC, FBLC or, following the Mergers, the combined company.

FBCC and FBLC have based the forward-looking statements included in this joint proxy statement/prospectus on information available to them on the date of this presentation, and they assume no obligation to update any such forward-looking statements. Although FBCC and FBLC undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that they may make directly to you or through reports that FBCC and FBLC in the future may file with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K.

CAPITALIZATION

The following table sets forth (1) FBCC’s and FBLC’s actual capitalization as of June 30, 2023 and (2) FBCC’s pro forma capitalization as adjusted to reflect the effects of the Mergers. You should read this table together with FBCC’s and FBLC’s consolidated financial statements incorporated by reference herein.

	As of June 30, 2023 (unaudited, dollar amounts in thousands, except share and per share data)
	Actual	Actual	Pro Forma	Pro Forma
	FBCC	FBLC	Adjustments (1)	FBCC
Cash and cash equivalents(1)	$47,693	$59,862	$(66,132)	$41,423
Debt less unamortized debt issuance costs(2)	382,927	1,246,250	7,947	1,637,124
Net assets attributable to common stock(1)	383,964	1,681,535	(70,082)	1,995,417
Preferred stock(3)	77,388	N/A	–	77,388
Total capitalization(1)(4)	$844,279	$2,927,785	$(62,134)	$3,709,930
Number of shares of common stock outstanding(5)	25,542,837	231,759,899	107,317,736	132,860,573
Number of shares of preferred stock outstanding(3)	77,500	N/A	–	77,500
NAV per common share	$15.03	$7.26	$(0.01)	$15.02

(1)	Pro forma adjustments reflect the combined impact of estimated expenses and distributions expected to be incurred by FBCC and/or FBLC related only to completing the Mergers, if consummated. A portion of such estimated expenses are expected to be capitalized, and, as a result, will not affect net assets attributable to common stock. The estimated expenses to be incurred by FBLC will include certain deferred financing costs that will be accelerated in connection with the Mergers. The FBLC Board expects to declare a special distribution in connection with the consummation of the Mergers to settle outstanding stockholder distributions payable. For more information, see “Questions and Answers about the Mergers—Will there be any special distributions prior to the Mergers?”
(2)	FBCC has a higher leverage ratio as permitted under the applicable securities laws. The higher leverage ratio will apply to the surviving company.
(3)	Represents FBCC Preferred Stock. See “Description of Capital Stock of FBCC.”
(4)	Total capitalization equals the sum of debt less unamortized debt issuance costs, net assets attributable to common stock and preferred stock.
(5)	Pro forma adjustment reflects the shares of FBCC Common Stock issued to FBLC Stockholders based on an Exchange Ratio of 0.4631 shares of FBCC Common Stock for each share of FBLC Common Stock. For purposes of calculating the Exchange Ratio, the FBCC NAV and FBLC NAV was adjusted by the estimated transaction expenses.

THE FBCC SPECIAL MEETING

Date, Time and Place of the FBCC Special Meeting

The FBCC Special Meeting will be held virtually on January 5, 2024, at 11:00 a.m., Eastern Time, at www.virtualshareholdermeeting.com/FBCC2023SM. This joint proxy statement/prospectus and the accompanying materials are being mailed on or about [●], 2023 to stockholders of record of FBCC and are available at www.proxyvote.com/FBCC.

Purpose of the FBCC Special Meeting

At the FBCC Special Meeting, FBCC Stockholders will be asked to approve the FBCC Advisory Agreement Proposal.

After careful consideration, and on the recommendation of the FBCC Special Committee, the FBCC Board unanimously approved the Merger Agreement, declared the Mergers and the transactions contemplated by the Merger Agreement advisable and unanimously recommends that FBCC Stockholders vote “FOR” the FBCC Advisory Agreement Proposal.

Record Date

The FBCC Record Date is the close of business on October 18, 2023. The FBCC Record Date was established by the FBCC Board, and only holders of record of shares of FBCC on the FBCC Record Date are entitled to receive notice of the FBCC Special Meeting and vote at the FBCC Special Meeting. As of the FBCC Record Date, there were 25,862,186 shares of FBCC Common Stock and 77,500 shares of FBCC Preferred Stock issued and outstanding and entitled to vote. Each share of FBCC Stock held by a holder of record as of the FBCC Record Date has one vote on each matter to be considered at the FBCC Special Meeting.

Quorum and Adjournments

For FBCC to conduct business at the FBCC Special Meeting, a quorum of FBCC Stockholders must be present. The presence at the FBCC Special Meeting, virtually or represented by proxy, of the holders of at least a majority of the shares of FBCC Stock issued and outstanding and entitled to vote at the FBCC Special Meeting will constitute a quorum of FBCC. Abstentions will be treated as shares present for quorum purposes.

Pursuant to the FBCC Bylaws, the FBCC Special Meeting may be adjourned by the presiding officer of the meeting or the stockholders present in person or by proxy and entitled to vote. If quorum is not established for the FBCC Special Meeting, the chairman of the FBCC Special Meeting or the holders of a majority of the votes entitled to be cast by FBCC Stockholders entitled to vote at the FBCC Special Meeting, present virtually or represented by proxy, will have the power to adjourn the FBCC Special Meeting, without notice other than announcement at the FBCC Special Meeting, unless the adjournment is for more than 30 days or if, after the adjournment, a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting will be given to each stockholder of record entitled to vote at the FBCC Special Meeting.

Vote Required

Each share of FBCC Common Stock and FBCC Preferred Stock has one vote on each matter to be considered at the FBCC Special Meeting or any adjournment or postponement thereof. Each share of FBCC Common Stock is entitled to one vote for each share of FBCC Common Stock held on the FBCC Record Date, and each share of FBCC Preferred Stock is entitled to one vote for each share of FBCC Preferred Stock held on the FBCC Record Date.

The FBCC Advisory Agreement Proposal

The affirmative vote of  a “majority of the outstanding voting securities” of FBCC is required for approval of the FBCC Advisory Agreement Proposal. Under the Investment Company Act, a “majority of the outstanding voting securities” of FBCC is the lesser of: (1) 67% of the FBCC Stock at the FBCC Special Meeting if the holders of more than 50% of the outstanding shares of FBCC Stock are present virtually or represented by proxy or (2) more than 50% of the outstanding shares of FBCC Stock. Abstentions will have the same effect as votes “against” the FBCC Advisory Agreement Proposal. If the enclosed proxy card is signed and returned without any directions given, the shares of FBCC Stock will be voted “FOR” the FBCC Advisory Agreement Proposal.

Voting of Management

On the FBCC Record Date, FBCC’s executive officers and directors owned and were entitled to vote approximately 76,522 shares of FBCC Stock, representing approximately 0.3% of the outstanding shares of FBCC Stock on the FBCC Record Date. None of FBCC’s executive officers or directors has entered into any voting agreement relating to the Mergers.

Voting of Proxies

FBCC encourages FBCC Stockholders to vote their shares, either by voting at the FBCC Special Meeting or by authorizing a proxy to vote your shares, which means that FBCC Stockholders authorize someone else to vote their shares. Shares represented by duly executed proxies will be voted in accordance with FBCC Stockholders’ instructions. If FBCC Stockholders execute a proxy without specifying their voting instructions, such FBCC Stockholders’ shares will be voted in accordance with the FBCC Board’s recommendation. Pursuant to the FBCC Bylaws, only the matters set forth in the notice of special meeting may be brought before the FBCC Special Meeting.

An FBCC Stockholder may also authorize a proxy by telephone or through the Internet using the toll-free telephone numbers or web address printed on your proxy card. Authorizing a proxy by telephone or through the Internet requires you to input the control number located on your proxy card. After inputting the control number, you will be prompted to direct your proxy to vote on the FBCC Advisory Agreement Proposal. You will have an opportunity to review your directions and make any necessary changes before submitting your directions and terminating the telephone call or Internet link.

●	By Internet: www.proxyvote.com/FBCC or scanning the QR Barcode on the enclosed proxy card.

●	By telephone: (800) 690-6903, per the instructions provided on the proxy card.

●	By mail: You may also authorize a proxy to vote your shares by mail by following the directions and indicating your instructions on the enclosed proxy card, dating and signing the proxy card, and promptly returning the proxy card in the envelope provided, which requires no postage if mailed in the United States. Please allow sufficient time for your proxy card to be received on or prior to 11:59 p.m., Eastern Time, on January 4, 2024.

Important notice regarding the availability of proxy materials for the FBCC Special Meeting. FBCC’s joint proxy statement/prospectus and the proxy card are available at www.proxyvote.com/FBCC.

Revocability of Proxies

If you are a stockholder of record of FBCC, you have the unconditional right to revoke your proxy at any time prior to the voting thereof by (i) submitting a later-dated proxy either via the Internet, by telephone, or in the mail to FBCC’s proxy solicitor at the following address: Broadridge Investor Communication Solutions, Inc., 51 Mercedes Way, Edgewood, NY 11717; or (ii) by attending the FBCC Special Meeting and voting online. No written revocation of your proxy will be effective, however, unless and until it is received at or prior to the FBCC Special Meeting. If you hold shares of FBCC Stock through a broker or nominee, you must follow the instructions you receive from them in order to revoke your voting instructions. Participating in the virtual FBCC Special Meeting does not revoke your proxy unless you also vote online at the FBCC Special Meeting.

Solicitation of Proxies

FBCC and FBLC will bear the cost of preparing, assembling and mailing this joint proxy statement/prospectus and the accompanying Notice of Special Meeting of FBCC Stockholders and Notice of Special Meeting of FBLC Stockholders, as applicable, and proxy cards based on their respective numbers of stockholders. FBCC and FBLC intend to use the services of Broadridge to aid in the solicitation of proxies for an estimated fee for solicitation and tabulation of approximately $0.5 million ($0.1 million for FBCC and $0.4 million for FBLC) plus pass through charges related to printing and mailing of approximately $0.4 million ($0.0 million for FBCC and $0.4 million for FBLC). No additional compensation will be paid to directors, officers or regular employees for such services. For more information regarding expenses related to the Mergers, see “Questions and Answers about the Mergers—Who is responsible for paying the expenses relating to completing the Mergers?”

Appraisal Rights

FBCC Stockholders do not have the right to exercise appraisal rights with respect to any matter to be voted upon at the FBCC Special Meeting.

THE FBLC SPECIAL MEETING

Date, Time and Place of the FBLC Special Meeting

The FBLC Special Meeting will be held virtually on January 5, 2024, at 10:00 a.m., Eastern Time, at www.virtualshareholdermeeting.com/FBLC2023SM. This joint proxy statement/prospectus and the accompanying materials are being mailed on or about [●], 2023 to stockholders of record of FBLC and are available at www.proxyvote.com/FBLC.

Purpose of the FBLC Special Meeting

At the FBLC Special Meeting, FBLC Stockholders will be asked to approve the FBLC Merger Proposal.

After careful consideration, and on the recommendation of the FBLC Special Committee, the FBLC Board unanimously approved the Merger Agreement, declared the Mergers and the other transactions contemplated by the Merger agreement advisable, and unanimously recommends that FBLC Stockholders vote “FOR” the FBLC Merger Proposal.

Record Date

The FBLC Record Date is the close of business on October 18, 2023. The FBLC Record Date was established by the FBLC Board, and only holders of record of shares of FBLC Common Stock on the FBLC Record Date are entitled to receive notice of the FBLC Special Meeting and vote at the FBLC Special Meeting. As of the FBLC Record Date, there were 232,703,306 shares of FBLC Common Stock outstanding. Each share of FBLC Common Stock held by a holder of record as of the FBLC Record Date has one vote on each matter considered at the FBLC Special Meeting.

Quorum and Adjournments

For FBLC to conduct business at the FBLC Special Meeting, a quorum of FBLC Stockholders must be present. The presence at the FBLC Special Meeting, virtually or represented by proxy, of FBLC Stockholders entitled to cast a majority of all the votes entitled to be cast at the FBLC Special Meeting will constitute a quorum of FBLC. Abstentions will be treated as shares present for quorum purposes.

Pursuant to the FBLC Bylaws, if such quorum is not established for the FBLC Special Meeting, the chairman of the FBLC Special Meeting will have the power to adjourn the FBLC Special Meeting sine die or from time to time to a date not more than 120 days after the original record date without notice other than announcement at the FBLC Special Meeting.

Vote Required

Each share of FBLC Common Stock has one vote on each matter to be considered at the FBLC Special Meeting or any adjournment or postponement thereof. Each share of FBLC Common Stock is entitled to one vote for each share of FBLC Common Stock held on the FBLC Record Date. The voting standard as required by Section 6.2 of the FBLC Charter meets the voting standard required by the Investment Company Act to approve the Mergers.

The FBLC Merger Proposal

The affirmative vote of FBLC Stockholders entitled to cast a majority of all the votes entitled to be cast at the FBLC Special Meeting is required to approve the FBLC Merger Proposal.

Abstentions will have no effect on the voting outcome of the FBLC Merger Proposal. If the enclosed proxy card is signed and returned without any directions given, the shares of FBLC Stock will be voted “FOR” the FBLC Merger Proposal.

Voting of Management

On the FBLC Record Date, FBLC’s executive officers and directors owned and were entitled to vote approximately 266,492 shares of FBLC Common Stock, representing approximately 0.1% of the outstanding shares of FBLC Common Stock on the FBLC Record Date. None of FBLC’s executive officers or directors has entered into any voting agreement relating to the Mergers.

Voting of Proxies

FBLC encourages FBLC Stockholders to vote their shares, either by voting at the FBLC Special Meeting or by authorize a proxy to vote your shares, which means that FBLC Stockholders authorize someone else to vote their shares. Shares represented by duly executed proxies will be voted in accordance with FBLC Stockholders’ instructions. If FBLC Stockholders execute a proxy without specifying their voting instructions, such FBLC Stockholders’ shares will be voted in accordance with the FBLC Board’s recommendation. If any other business is brought before the FBLC Special Meeting, FBLC Stockholders’ shares will be voted at the FBLC Board’s discretion unless FBLC Stockholders specifically state otherwise on their proxy.

A FBLC Stockholder may also authorize a proxy by telephone or through the Internet using the toll-free telephone numbers or web address printed on your proxy card. Authorizing a proxy by telephone or through the Internet requires you to input the control number located on your proxy card. After inputting the control number, you will be prompted to direct your proxy to vote on the FBLC Proposal. You will have an opportunity to review your directions and make any necessary changes before submitting your directions and terminating the telephone call or Internet link.

●	By Internet: www.proxyvote.com/FBLC or scanning the QR Barcode on the enclosed proxy card.

●	By telephone: (800) 690-6903, per the instructions provided on the proxy card.

●

By mail: You may also authorize a proxy to vote your shares by mail by following the directions and indicating your instructions on the enclosed proxy card, dating and signing the proxy card, and promptly returning the proxy card in the envelope provided, which requires no postage if mailed in the United States. Please allow sufficient time for your proxy card to be received on or prior to 11:59 p.m., Eastern Time, on January 4, 2024.

Important notice regarding the availability of proxy materials for the FBLC Special Meeting. FBLC’s joint proxy statement/prospectus and the proxy card are available at www.proxyvote.com/FBLC.

Revocability of Proxies

If you are a stockholder of record of FBLC, you have the unconditional right to revoke your proxy at any time prior to the voting thereof by (i) submitting a later-dated proxy either by telephone, via the Internet or in the mail to FBLC’s proxy solicitor at the following address: Broadridge Investor Communication Solutions, Inc., 51 Mercedes Way, Edgewood, NY 11717; or (ii) by attending the FBLC Special Meeting and voting online. No written revocation of your proxy will be effective, however, unless and until it is received at or prior to the FBLC Special Meeting. If you hold shares of FBLC Common Stock through a broker or nominee, you must follow the instructions you receive from them in order to revoke your voting instructions. Participating in the virtual FBLC Special Meeting does not revoke your proxy unless you also vote online at the FBLC Special Meeting.

Solicitation of Proxies

FBCC and FBLC will bear the cost of preparing, assembling and mailing this joint proxy statement/prospectus and the accompanying Notice of Special Meeting of FBCC Stockholders and Notice of Special Meeting of FBLC Stockholders, as applicable, and proxy cards based on their respective numbers of stockholders. FBCC and FBLC intend to use the services of Broadridge to aid in the solicitation of proxies for an estimated fee of approximately $0.5 million ($0.1 million for FBCC and $0.4 million for FBLC) plus pass through charges related to printing and mailing of approximately $0.4 million ($0.0 million for FBCC and $0.4 million for FBLC). No additional compensation will be paid to directors, officers or regular employees for such services. For more information regarding expenses related to the Mergers, see “Questions and Answers about the Mergers—Who is responsible for paying the expenses relating to completing the Mergers?”

Appraisal Rights

FBLC Stockholders do not have the right to exercise appraisal rights with respect to any matter to be voted upon at the FBLC Special Meeting.

THE MERGERS

The discussion in this joint proxy statement/prospectus, which includes the material terms of the Mergers and the principal terms of the Merger Agreement, is subject to, and is qualified in its entirety by reference to, the Merger Agreement, a copy of which is attached as Annex A to this joint proxy statement/prospectus.

General Description of the Mergers

The Mergers will result in the combination by merger of FBCC and FBLC with FBCC as the surviving company. The proposed reorganization will occur in two separate transactions. Pursuant to the terms of the Merger Agreement, at the Effective Time, Merger Sub will be merged with and into FBLC. FBLC will be the surviving company and will continue its existence as a corporation under the laws of the State of Maryland and a direct, wholly owned subsidiary of FBCC. As of the Effective Time, the separate corporate existence of Merger Sub will cease. Immediately after the effectiveness of the Merger, FBLC will merge with and into FBCC, with FBCC as the surviving entity in the Second Merger. Subject to the terms and conditions of the Merger Agreement, at the Effective Time, each share of FBLC Common Stock issued and outstanding immediately prior to the Effective Time (other than Cancelled Shares) will be converted into the right to receive a number of shares of FBCC Common Stock equal to the Exchange Ratio (cash will be paid in lieu of fractional shares), in all cases without interest. FBLC has no preferred stock outstanding, and no new preferred stock will be issued by FBCC as a result of the Mergers.

Based on the number of shares of FBCC Stock issued and outstanding and the NAVs of FBCC and FBLC as of June 30, 2023 (and adjusted for estimated transaction costs), FBCC would issue approximately 0.4631 shares of FBCC Common Stock for each share of FBLC Common Stock outstanding, resulting in pro forma ownership of 18.5% for current FBCC Common Stockholders, 3.7% for current FBCC Preferred Stockholders (on a fully converted basis) and 77.8% for current FBLC Stockholders.

Following the Mergers, FBCC will continue to be advised by FBCA and will have the same investment objectives and strategies as it had before the Mergers.

Background of the Mergers

The FBCC Board and FBLC Board (together, the “Boards”) meet regularly to provide governance and oversight for the ongoing operation of the business of FBCC and FBLC, with a focus on investor protection and maximizing stockholder value. Among other items, at these meetings, the FBCC Board and FBLC Board reviewed long-term strategic plans for FBCC and FBLC, respectively, as well as potential business opportunities for each of FBCC and FBLC. As part of that review and the ongoing evaluation of business opportunities, the FBCC Board and FBLC Board have periodically considered and engaged in discussions concerning feasible strategic options for each of FBCC and FBLC, respectively, including potential mergers, acquisitions and other similar transactions.

On April 20, 2023, a joint special virtual meeting of the Boards was held, with representatives of BSP, Dechert LLP (“Dechert”), Simpson Thacher, Sullivan & Worcester LLP (“S&W”), J.P. Morgan and Financial Advisor A also in attendance. Representatives of BSP, J.P. Morgan and Simpson Thacher presented on matters related to the ongoing review of strategic alternatives available to the Boards, including the Mergers.

The Boards then discussed the possible formation of a special committee of each Board, consisting solely of the FBCC Independent Directors and the FBLC Independent Directors, as applicable, with the special committees having their own outside legal counsel.

After such discussion, the FBCC Board established the FBCC Special Committee, consisting of Messrs. Kramer, Hillman, Michelson, Rendell and Schaney. In addition, the FBLC Board established the FBLC Special Committee, also consisting of Messrs. Kramer, Hillman, Michelson, Rendell and Schaney.

Following the adjournment of the meeting of the Boards, the FBCC Special Committee and the FBLC Special Committee (together, the “Special Committees”) convened separately with representatives of S&W. The Special Committees selected S&W as their outside legal counsel. The FBLC Special Committee selected J.P. Morgan as its financial advisor, subject to the completion of a standard conflicts review process and the negotiation of a satisfactory engagement letter with J.P. Morgan, which was subsequently entered into and dated as of May 26, 2023. The FBCC Special Committee selected Financial Advisor A as its financial advisor, subject to the completion of a standard conflicts review process and the negotiation of a satisfactory engagement letter with Financial Advisor A.

On April 25, 2023, Simpson Thacher circulated an initial draft of the Merger Agreement to Dechert. Between April 25, 2023 and May 25, 2023, Simpson Thacher and Dechert coordinated to prepare the Merger Agreement.

On May 15, 2023, a joint special virtual meeting of the Special Committees was held, with representatives of S&W also in attendance. The FBCC Special Committee discussed the proposed fees contained in Financial Advisor A’s proposal and decided to engage a financial advisor other than Financial Advisor A. The FBCC Special Committee then selected KBW as its financial advisor, subject to the completion of a standard conflicts review process and the negotiation of a satisfactory engagement letter with KBW, which was subsequently entered into on May 15, 2023.

On May 25, 2023, Simpson Thacher circulated a revised draft of the Merger Agreement to S&W. On May 26, 2023, S&W provided the revised draft of the Merger Agreement to the members of the Special Committees. Between May 25, 2023 and June 2, 2023, Simpson Thacher, Dechert and S&W further coordinated to finalize the Merger Agreement. Simpson Thacher subsequently circulated the revised draft of the Merger Agreement to the members of the Special Committees.

On May 30, 2023, a joint special virtual meeting of the Special Committees was held, with representatives of S&W also in attendance. The Special Committees discussed the proposed structure of the Mergers, including that the Mergers were proposed to be structured as a two-step merger of two affiliated BDCs, which the SEC staff would review in connection with any filings necessary to seek approval of the FBCC Stockholders and the FBLC Stockholders. The FBCC Special Committee also discussed the appropriateness of a potential payment from FBCA to FBCC Stockholders in connection with the consummation of the transactions contemplated by the Merger Agreement in consideration of the FBCC Stockholders agreeing to increases to the annual base management fee and the incentive fees under the New FBCC Advisory Agreement. The members of the FBCC Special Committee voted unanimously to recommend to the FBCC Board that a draft version of this joint proxy statement/prospectus (the “Draft Filing”) be submitted confidentially to the SEC staff so that the FBCC Special Committee and the FBCC Board could continue evaluating the Mergers with the benefit of any commentary from the SEC staff. In addition, the members of the FBLC Special Committee and the FBCC Special Committee each voted unanimously to recommend to the FBLC Board and the FBCC Board, respectively, that the Draft Filing be submitted confidentially to the SEC staff so that the FBLC Special Committee and the FBLC Board and the FBCC Special Committee and the FBCC Board, as applicable, could continue evaluating the Mergers with the benefit of any commentary from the SEC staff.

On June 2, 2023, a joint special virtual meeting of the Boards was held, with representatives of BSP, Dechert, Simpson Thacher, S&W, J.P. Morgan and KBW also in attendance. Representatives of the FBCC Special Committee noted that the members of the FBCC Special Committee had voted unanimously to recommend to the FBCC Board that the Draft Filing be submitted confidentially to the SEC staff. In addition, representatives of the FBLC Special Committee noted that the members of the FBLC Special Committee had voted unanimously to recommend to the FBLC Board that the Draft Filing be submitted confidentially to the SEC staff. The Boards then approved the confidential submission of the Draft Filing to the SEC staff, which was subsequently submitted to the SEC staff on a confidential basis on June 5, 2023 by Simpson Thacher. FBCC and FBLC were entitled to submit the Draft Filing to the SEC staff on a confidential basis pursuant to Section 6(e) of the Jumpstart Our Business Startups Act for confidential, non-public review.

On July 18, 2023, a regularly scheduled joint virtual meeting of the Boards was held to discuss routine quarterly valuation and other matters and to provide an update regarding the SEC staff’s comments on the Draft Filing that had been confidentially submitted on June 5, 2023 by Simpson Thacher, with representatives of BSP, Dechert, Simpson Thacher, S&W and FBCC’s and FBLC’s auditors and valuation providers also in attendance for a portion of the meeting. Representatives from Simpson Thacher discussed with the Boards the initial comments that had been received from the SEC staff regarding the Draft Filing, and stated that the next step would be the confidential submission of an amendment to the Draft Filing to respond to the SEC staff’s comments and solicit any further SEC staff commentary, which would be reviewed by BSP, Simpson Thacher, Dechert and S&W prior to submission to the SEC staff. Representatives of Simpson Thacher and S&W then left the meeting, and the Boards proceeded to discuss routine quarterly valuation and other matters.

On August 7, 2023, a regularly scheduled joint virtual meeting of the Boards was held to discuss routine quarterly reporting and other matters and an update regarding the confidential submission of the amendment to the Draft Filing, with representatives of BSP, Dechert, Simpson Thacher, S&W and FBCC’s and FBLC’s auditors also in attendance. Mr. Byrne provided the Boards with an update on the status of the confidential submission of the amendment to the Draft Filing. Representatives from Simpson Thacher discussed with the Boards the revisions that would be reflected in the confidential submission of the amendment to the Draft Filing and the responses to the SEC staff’s comments. The Boards then discussed the terms of the proposed Mergers and the timing of the confidential submission of the amendment to the Draft Filing. Representatives of Simpson Thacher and S&W then left the meeting, and the Boards proceeded to discuss routine quarterly reporting and other matters.

The first amendment to the Draft Filing was confidentially submitted to the SEC staff on August 8, 2023 by Simpson Thacher.

On September 20, 2023, a joint special virtual meeting of the Boards was held, with representatives of BSP, Dechert, Simpson Thacher, S&W, J.P. Morgan and KBW also in attendance. The Boards discussed the comments that had been received from the SEC staff regarding the first amendment to the Draft Filing, and stated that the next step would be the confidential submission of a second amendment to the Draft Filing to respond to the SEC staff’s comments and solicit any further SEC staff commentary. Simpson Thacher stated that this second amendment to the Draft Filing was being reviewed by BSP, Dechert, Simpson Thacher and S&W. The Boards then discussed the terms of the proposed Mergers and the timing of the confidential submission of the second amendment to the Draft Filing. In addition, it was determined that, based on discussions with an FBCC Stockholder representative and a review of the accretive nature of the transactions contemplated by the Merger Agreement, a special payment to FBCC Stockholders was not necessary.

The second amendment to the Draft Filing was confidentially submitted to the SEC staff on September 20, 2023 by Simpson Thacher.

On September 29, 2023, the FBLC Special Committee held a special virtual meeting at which representatives of S&W and J.P. Morgan were present. At the request of the FBLC Special Committee, representatives of J.P. Morgan reviewed and discussed financial aspects of the proposed Mergers on a preliminary basis and preliminarily discussed the opinion to be delivered by J.P. Morgan with respect to the J.P. Morgan June Exchange Ratio. Discussion ensued and J.P. Morgan responded to questions from the FBLC Special Committee.

Also on September 29, 2023, the FBCC Special Committee held a special virtual meeting at which representatives of S&W and KBW were present. At the request of the FBCC Special Committee, representatives of KBW reviewed and discussed financial aspects of the proposed Mergers on a preliminary basis and preliminarily discussed the opinion to be delivered by KBW with respect to the Exchange Ratio. Discussion ensued and KBW responded to questions from the FBCC Special Committee.

On October 1, 2023, Simpson Thacher circulated the final draft of the Merger Agreement to Dechert and S&W. Subsequently, S&W circulated the final draft of the Merger Agreement to the Special Committees.

On October 2, 2023, a joint special virtual meeting of the Special Committees was held, with representatives of BSP, Simpson Thacher, Dechert, S&W, J.P. Morgan and KBW also in attendance. First, BSP reviewed the terms and valuation of the proposed Mergers. Second, S&W reviewed for the Special Committees their fiduciary duties in connection with evaluating the proposed Mergers and the New FBCC Advisory Agreement. Third, Simpson Thacher summarized the terms and conditions of the Merger Agreement and the New FBCC Advisory Agreement. Fourth, J.P. Morgan reviewed and discussed with the FBLC Special Committee its financial analyses with respect to the proposed Mergers. Thereafter, at the request of the FBLC Special Committee, J.P. Morgan rendered to the FBLC Special Committee its opinion (initially rendered verbally and confirmed in a written opinion dated October 2, 2023 to the FBLC Special Committee and, as requested by the FBLC Special Committee, the FBLC Board), to the effect that, as of such date and subject to the procedures followed, assumptions made, matters considered and qualifications and limitations on the review undertaken by J.P. Morgan as set forth in such opinion, the fairness, from a financial point of view, to the holders of FBLC Common Stock (other than BSP and its affiliates) of the J.P. Morgan June Exchange Ratio, as more fully described below in the section entitled “—Opinion of the Financial Advisor to the FBLC Special Committee.” Fifth, KBW reviewed and discussed with the FBCC Special Committee its financial presentation with respect to the proposed Mergers, including its financial analyses. Thereafter, at the request of the FBCC Special Committee, KBW rendered to the FBCC Special Committee its opinion (initially rendered verbally and confirmed in a written opinion dated October 2, 2023 to the FBCC Special Committee and, as requested by the FBCC Special Committee, the FBCC Board), to the effect that, as of such date and subject to the procedures followed, assumptions made, matters considered, and qualifications and limitations on the review undertaken by KBW as set forth in such opinion, the Exchange Ratio was fair, from a financial point of view, to FBCC, as more fully described below in the section entitled “—Opinion of the Financial Advisor to the FBCC Special Committee.” Following KBW’s presentation, the representatives of BSP, Simpson Thacher and Dechert left the meeting. Representatives of S&W then reviewed and discussed with the Special Committees the final draft of the Merger Agreement and the proposed resolutions for approval, the timing of the announcement of the Mergers and the corresponding filings and public disclosure. The FBLC Special Committee then met in executive session with representatives of S&W and J.P. Morgan in order to further discuss J.P. Morgan’s presentation. The FBCC Special Committee then met with representatives of S&W and KBW in order to further discuss KBW’s presentation.

Following a discussion of the foregoing matters and other matters presented, the FBCC Special Committee (i) unanimously determined, and recommended that the FBCC Board determine, that (1) the form, terms and provisions of the Merger Agreement, the New FBCC Advisory Agreement and the transactions contemplated thereby, are advisable, fair to and in the best interests of FBCC and the FBCC Stockholders and (2) the interests of the existing FBCC Stockholders will not be diluted within the meaning of Rule 17a-8 of the Investment Company Act as a result of the proposed transactions, (ii) unanimously recommended that the FBCC Board (1) approve, adopt and declare advisable the Merger Agreement, the New FBCC Advisory Agreement and the transactions contemplated thereby, (2) direct the approval of the New FBCC Advisory Agreement be submitted to the FBCC Stockholders at a special stockholders meeting and (3) recommend that the FBCC Stockholders approve the New FBCC Advisory Agreement and (iii) directed KBW to deliver its opinion also to the FBCC Board.

Subsequently, the FBLC Special Committee (i) unanimously determined, and recommended that the FBLC Board determine that, (1) the form, terms and provisions of the Merger Agreement and the transactions contemplated thereby, are advisable, fair to and in the best interests of FBLC and the FBLC Stockholders and (2) the interests of the existing FBLC Stockholders will not be diluted within the meaning of Rule 17a-8 of the Investment Company Act as a result of the proposed transactions, (ii) unanimously recommended that the FBLC Board (1) approve, adopt and declare advisable the Merger Agreement and the transactions contemplated thereby, (2) direct the approval of the Merger be submitted to the FBLC Stockholders at a special stockholders meeting and (3) recommend that the FBLC Stockholders approve the Merger and (iii) directed J.P. Morgan to deliver its opinion also to the FBLC Board.

Also on October 2, 2023, following completion of the meetings of the Special Committees, the Boards held a special joint virtual meeting, with representatives of BSP, Simpson Thacher, Dechert, S&W, J.P. Morgan and KBW also in attendance. Mr. Michelson provided an update to the Boards on the determinations made by the Special Committees in their October 2, 2023 meeting. Representatives of Simpson Thacher and Dechert discussed with the FBCC Board and the FBLC Board the resolutions proposed for their approval. The FBCC Board, including a majority of the FBCC Independent Directors, unanimously (i) approved and adopted in all respects, subject to FBCC Stockholder approval and the Closing, the form, terms and provisions of the New FBCC Advisory Agreement, including the base management fee, the incentive fee and other amounts payable by FBCC thereunder, for a period of two years commencing on the Closing, subject to earlier termination in accordance with its terms, and (ii) determined that the New FBCC Advisory Agreement be submitted to FBCC Stockholders for approval as part of this joint proxy statement/prospectus, in accordance with applicable law, the organizational documents of FBCC and the terms of the Merger Agreement. The New FBCC Advisory Agreement approval in a virtual meeting was made in reliance on an order issued by the SEC providing relief for registered management investment companies and BDCs, and any investment adviser or principal underwriter of such companies, in circumstances related to the current or potential effects of the COVID-19 pandemic, from the requirements imposed under Section 15(c) of the Investment Company Act that votes of the board of directors of any registered management investment company or BDC be cast in person. In addition, on the unanimous recommendation of the FBCC Special Committee, the FBCC Board, including all of the FBCC Independent Directors, unanimously (1) determined that, among other things, (A) the form, terms and provisions of the Merger Agreement, the New FBCC Advisory Agreement and the transactions contemplated thereby, are advisable, fair to and in the best interests of FBCC and the FBCC Stockholders and (B) the interests of the existing FBCC Stockholders will not be diluted within the meaning of Rule 17a-8 of the Investment Company Act as a result of the proposed transactions and (2) approved, adopted and declared advisable the Merger Agreement, the New FBCC Advisory Agreement and the transactions contemplated thereby, including the issuance of FBCC Common Stock pursuant to the Merger Agreement. The FBCC Board directed that the approval of the New FBCC Advisory Agreement be submitted to the FBCC Stockholders at a special stockholders meeting and resolved to recommend that the FBCC Stockholders approve the New FBCC Advisory Agreement.

Subsequently, on the unanimous recommendation of the FBLC Special Committee, the FBLC Board, including all of the FBLC Independent Directors, unanimously (1) determined that, among other things, (A) the form, terms and provisions of the Merger Agreement and the transactions contemplated thereby, are advisable, fair to and in the best interests of FBLC and the FBLC Stockholders and (B) the interests of the existing FBLC Stockholders will not be diluted within the meaning of Rule 17a-8 of the Investment Company Act as a result of the proposed transactions and (2) approved, adopted and declared advisable the Merger Agreement and the transactions contemplated thereby. The FBLC Board directed that the approval of the Merger be submitted to the FBLC Stockholders at a special stockholders meeting and resolved to recommend that the FBLC Stockholders approve the Merger.

Subsequently, on October 2, 2023, FBCC, FBLC, Merger Sub and FBCA executed the Merger Agreement.

For more information concerning the terms and provisions of the Merger Agreement as negotiated by the parties, see “Description of the Merger Agreement” beginning on page 75 of this joint proxy statement/prospectus.

Reasons for the Mergers

FBCC

At multiple video conference and in-person meetings, the FBCC Special Committee and the FBCC Board considered the approval of the Mergers and the terms of the Merger Agreement and the New FBCC Advisory Agreement. The FBCC Special Committee and the FBCC Board also considered alternatives to the Mergers, including maintaining the status quo, merging with an unaffiliated BDC or conducting an IPO or public listing on its own. After careful consideration of the alternatives, including the feasibility, benefits and risks of each one, based on the information provided, the FBCC Special Committee and the FBCC Board determined that the Mergers are in the best interests of FBCC and FBCC Stockholders. In connection with their consideration and negotiation of the transactions, FBCA and FBLA provided the FBCC Special Committee and the FBCC Board with information regarding the proposed Mergers, FBLC and the anticipated effects of the Mergers on FBCC and FBCC Stockholders. The FBCC Special Committee and the FBCC Board also considered the effect of the New FBCC Advisory Agreement on the combined company following the Mergers. Throughout the process of reviewing and negotiating the transactions, the FBCC Special Committee consulted with S&W and KBW, while the FBCC Board consulted with Simpson Thacher and Dechert, each in their capacity as counsel to FBCC. The FBCC Special Committee and the FBCC Board also consulted with management of FBCA and FBLA. The FBCC Special Committee and the FBCC Board considered the nature and adequacy of the information provided, the terms of the Merger Agreement and the New FBCC Advisory Agreement, their duties under state and federal law in considering and ultimately approving the Merger Agreement and the Mergers and the New FBCC Advisory Agreement and the conflicts of interest presented by these transactions. The FBCC Special Committee and the FBCC Board considered numerous factors, including the ones described below. On October 2, 2023, the FBCC Special Committee and the FBCC Board unanimously determined that the Mergers are in the best interests of FBCC and FBCC Stockholders, and that existing FBCC Stockholders will not suffer any dilution for purposes of Rule 17a-8 under the Investment Company Act as a result of the Mergers.

In considering the Mergers and the terms of the Merger Agreement, the FBCC Special Committee and the FBCC Board reviewed comparative information about FBCC and FBLC, including, among other items: (1) their respective investment objectives, strategies, policies and restrictions, size, age and NAVs, and any changes that were expected to occur as a result of the Mergers; (2) their individual holdings, including, in particular, the extent of the overlap between the investment portfolios of FBCC and FBLC, the relative risks of the investment portfolios of FBCC and FBLC and the importance of portfolio diversification; (3) their existing leverage profiles and the expected future leverage profile of the combined company; (4) their short-term and long-term investment performance history and financial results; (5) the level of past distributions and expenses and the anticipated effect of the Mergers on future net investment income, distributions and expenses; and (6) their respective investment advisory agreements and expense ratios. The FBCC Special Committee and the FBCC Board also considered the reasonable expectations of FBCC Stockholders, particularly their desire to achieve a public listing, market dynamics and regulatory and legal issues. In addition, the FBCC Special Committee and the FBCC Board reviewed comprehensive information regarding the anticipated benefits and possible risks to FBCC and FBCC Stockholders as a result of the Mergers and the New FBCC Advisory Agreement, and the anticipated investment, market and financial synergies to be experienced by the combined company. In addition, the FBCC Special Committee considered the potential financial impacts to FBCC as a result of the Mergers and the New FBCC Advisory Agreement in consultation with KBW, the outside financial advisor to the FBCC Special Committee.

The FBCC Special Committee and the FBCC Board, with the assistance of their legal and other advisors (and, in the case of the FBCC Special Committee, its financial advisor), weighed various benefits and risks in considering and negotiating the terms of the Mergers and the New FBCC Advisory Agreement, both with respect to the immediate effects of the Mergers on FBCC and FBCC Stockholders and with respect to the potential benefits that could be experienced by the combined company after the Mergers. Some of the material factors considered by the FBCC Special Committee and the FBCC Board that assisted them in concluding that the Mergers are in the best interests of FBCC and FBCC Stockholders included, among others:

●	Increased Scale and Improved Positioning for Post-Merger Liquidity Event. The FBCC Special Committee and the FBCC Board considered the scale expected to accrue to the combined company as a result of its larger size. The FBCC Special Committee and the FBCC Board took into account that the estimated NAV and total assets of the combined company would provide the scale typical of BDCs that undertake IPOs, which could improve the combined company’s positioning to undertake an IPO or an alternative liquidity event in the future. The FBCC Special Committee and the FBCC Board also considered that larger scale could result in enhanced liquidity for FBCC Common Stockholders through increased trading volume and potentially broader coverage by equity research analysts. Further, the FBCC Special Committee and the FBCC Board also considered that larger BDCs are generally more attractive investment opportunities for a broader swath of institutional investors and potentially broader coverage by equity analysts. The combined company would have had total assets of approximately $3.9 billion and a net asset value of approximately $2.0 billion as of June 30, 2023. By comparison, FBCC had total assets of approximately $0.9 billion and a net asset value of approximately $0.4 billion as of June 30, 2023.

●	Expected Accretion to Net Investment Income and Access to Additional Increased Investing Capacity. The FBCC Special Committee and the FBCC Board considered that the Mergers are expected to be accretive to net investment income as a result of expected expense savings (as described more fully below) and the potential to deploy a more significant amount of incremental increased investing capacity in new, higher yielding investments as a result of the current rate environment and ability to increase leverage on the acquired investment portfolio.

●	Expected Greater Access to More Diverse and Lower-Cost Sources of Debt Capital. The FBCC Special Committee and the FBCC Board discussed how the larger scale of the combined company may provide FBCC access to more diverse and lower cost sources of debt capital compared to what FBCC would be expected to obtain without the scale provided by the Mergers. For example, the FBCC Special Committee and the FBCC Board considered that, at FBCC’s current scale, FBCC is not large enough to efficiently engage in bond and other similar capital markets offerings, but that the combined company will be large enough to efficiently engage in bond and other similar capital markets offerings.

●	Expected Increased Portfolio Yield. The FBCC Special Committee and the FBCC Board considered that, as of June 30, 2023, the weighted average yield on debt investments in FBCC’s and FBLC’s portfolio was 11.9% and 12.1%, respectively, and that as a result of the Mergers, FBCC Stockholders would be invested in a combined company with a higher weighted average portfolio yield.

●	Expected Greater Portfolio Diversification. The FBCC Special Committee and the FBCC Board considered that the combination of FBCC’s and FBLC’s portfolios, and the increase in scale of the combined company, would lead to enhanced diversification. The FBCC Special Committee and the FBCC Board noted that greater portfolio diversification could be achieved through a larger portfolio size and more individual borrowers. The combined company would have had approximately $3.7 billion of assets invested in more than 162 portfolio companies as of June 30, 2023, and the combined investment portfolio would have been comprised of approximately 79.9% senior secured loans, approximately 8.2% in FBLC Senior Loan Fund, LLC (“SLF”) and approximately 6.5% equity. By comparison, FBCC had approximately $795.6 million of assets invested in more than 74 portfolio companies as of June 30, 2023, and FBCC’s investment portfolio was comprised of approximately 91.2% senior secured loans and approximately 4.3% equity.

●	Acquisition of a Known Investment Portfolio. The FBCC Special Committee and the FBCC Board considered that the significant overlap of FBCC’s investments with those of FBLC (approximately 79% of the investments held by FBCC on June 30, 2023 were also held by FBLC) and FBCA’s familiarity with the investments held by FBLC would result in a more straightforward and faster integration of FBLC’s investment portfolio into FBCC’s investment portfolio than an investment portfolio of a third party. The FBCC Special Committee and the FBCC Board noted that the acquisition of FBLC’s investment portfolio would lead to a larger portfolio with strong credit quality. The FBCC Special Committee and the FBCC Board also considered the advantages to FBCC of immediately acquiring known, income-producing assets already diligenced and managed by FBLA as opposed to FBCC scaling a standalone portfolio. The FBCC Special Committee and the FBCC Board also considered that execution and integration risk could be lower as compared to a merger with an unaffiliated entity.

●	No Dilution for Purposes of Rule 17a-8 of the Investment Company Act. The FBCC Special Committee and the FBCC Board considered that the Exchange Ratio (and thus the number of shares of FBCC Common Stock to be issued to FBLC Stockholders pursuant to the Merger Agreement) will be determined on a NAV-for-NAV basis (determined shortly before the Closing Date on the basis of methodologies that were considered and approved by the FBCC Board and the FBLC Board) and therefore the interests of the FBCC Stockholders will not be diluted for purposes of Rule 17a-8 under the Investment Company Act as a result of the Mergers.

●	Process for Negotiation. The FBCC Special Committee and the FBCC Board considered that the review and negotiation of the Merger Agreement and the New FBCC Advisory Agreement was conducted through a robust process under the oversight of the FBCC Special Committee and the FBLC Special Committee, as applicable, each of which is composed solely of independent directors.

●	Potential for Expense Savings Through Operational Synergies. The FBCC Special Committee and the FBCC Board also considered that, as a result of the Mergers, certain redundant professional services and other corporate expenses could be eliminated, which would reduce the potential expenses of the combined company as compared to the aggregate expenses of FBCC and FBLC on a standalone basis.

●	Opinion of KBW, Financial Advisor to the FBCC Special Committee. The FBCC Special Committee considered the financial presentation, dated October 2, 2023, of KBW provided to and reviewed with the FBCC Special Committee and KBW’s opinion dated October 2, 2023 addressed to the FBCC Special Committee and, as requested by the FBCC Special Committee, the FBCC Board, as to, as of October 2, 2023, the fairness, from a financial point of view, to FBCC of the Exchange Ratio, as more fully described below in the section entitled “— Opinion of the Financial Advisor to the FBCC Special Committee.” KBW is the outside financial advisor to the FBCC Special Committee and has advised only the FBCC Special Committee in connection with the Mergers.

●	No Impact on Regulatory Obligations. The FBCC Special Committee and the FBCC Board noted that the Mergers are not expected to affect the ability of FBCC to comply with its regulatory obligations, including its ability to continue to operate in compliance with the asset coverage requirements set forth in the Investment Company Act and to pay dividends required of RICs.

●	Other Considerations. In the course of their deliberations, the FBCC Special Committee and the FBCC Board also considered a variety of risks and other potentially negative factors that could cause the Mergers not to close or the anticipated benefits of the Mergers not to be realized, including the following (which are not in any relative order of importance):

o	Expenses Associated with the Mergers. Except certain limited expenses that will be split equally with FBLC, FBCC will be responsible for the expenses incurred by FBCC in connection with the Mergers and the New FBCC Advisory Agreement and the completion of the transactions contemplated by the Merger Agreement, including the fees of its financial and legal advisors, whether or not the Mergers are ultimately consummated.

o	Risk of Interlopers or Activists. The voting process described in this joint proxy statement/prospectus may attract third-party interlopers or stockholder activists to FBCC, who could be disruptive to FBCC and its business.

o	Fluctuations in Exchange Ratio. Changes in the NAVs of FBLC and FBCC before the completion of the Mergers will affect the relative ownership percentages that the stockholders of FBLC and FBCC hold in the combined company, and these changes could be positive or negative for FBCC Stockholders.

o	Conflicts of Interest. The FBCC Board and the FBLC Board are composed of the same individuals, and the FBCC Special Committee and the FBLC Special Committee are composed of the same individuals. In addition, FBCC and FBLC have external investment advisers that are affiliated with one another. The FBCC Special Committee and the FBCC Board took these conflicts of interest into account in the course of their deliberations.

o	Failure to Close. The Mergers may not be completed or that completion may be delayed for reasons beyond the control of FBCC, including an inability to obtain the required stockholder approvals, which could have a significant adverse impact on FBCC and its business.

o	Management Diversion. It is possible that the attention of management may be diverted during the period prior to completion of the Mergers, which may adversely affect FBCC’s business.

o	Time and Ability to Ramp to Target Leverage Ratios. FBCC currently operates at a higher debt-to-equity ratio than FBLC and any delay in returning the combined company to the target range of FBCC would have a negative adverse impact on net investment income.

o	Restrictions on Conduct of Business. The restrictions on the conduct of FBCC’s business prior to completion of the Mergers, requiring FBCC to conduct its business only in the ordinary course of business in all material respects, subject to specific limitations, could delay or prevent FBCC from undertaking certain business opportunities that may arise pending completion of the Mergers.

o	Restrictions on Superior Proposals. The Merger Agreement includes restrictions on the ability of FBCC to solicit proposals for alternative transactions or engage in discussions regarding such proposals, subject to exceptions and termination provisions (as more fully described in the section entitled “Description of the Merger Agreement — Additional Agreements”), which could have the effect of discouraging such proposals from being made or pursued.

o	Litigation Risk. Mergers of publicly held companies are frequently the subject of litigation. If any litigation arises in connection with the Mergers, even if any plaintiff’s claims are without merit, it could divert management time and resources away from FBCC’s business, and cause FBCC to incur expenses in defense of such claim.

o	Higher Base Management Fee and Higher Incentive Fee. FBCC is proposing to amend the Current FBCC Advisory Agreement to increase the annual base management fee rate by 100 basis points, resulting in an annual base management fee rate payable by FBCC to FBCA of 1.50% on average gross assets, but with a lower rate of 1.00% of FBCC’s average gross assets for assets purchased with borrowed funds above 1.0x debt-to-equity (equivalent to $1 of debt outstanding for each $1 of equity). With respect to the incentive fees, FBCC is proposing to increase the catch-up from 1.765% (7.06% annualized) to 1.8175% (7.27% annualized) and the incentive fee from 15% to 17.5% of the amount of FBCC’s pre-incentive fee net investment income, if any, that exceeds the catch-up. With respect to the incentive fee on capital gains, FBCC is proposing to increase the incentive fee from 15% to 17.5% of FBCC’s capital gains calculated as under the Current FBCC Advisory Agreement, on a cumulative basis from the date of FBCC’s election to be regulated as a BDC. As a result of the foregoing, the Mergers are expected to result in higher base management fee and incentive fee expenses per share of FBCC Stock.

o	Absence of Appraisal Rights. FBCC Stockholders are not entitled to appraisal rights under applicable law in connection with the Mergers or the New FBCC Advisory Agreement.

o	Other Risks. There are various other risks associated with the Mergers and the business of FBCC and the combined company described in the section entitled “Risk Factors” beginning on page 29 and in the section entitled “Special Note Regarding Forward-Looking Statements” beginning on page 36.

This discussion of the information and factors that the FBCC Special Committee and the FBCC Board considered in making their decisions is not intended to be exhaustive but includes the material benefits, risks and other factors considered by the FBCC Special Committee and the FBCC Board. Because of the wide variety of factors considered in connection with the evaluation and negotiation of the Mergers and Merger Agreement and the complexity of those matters, the FBCC Special Committee and the FBCC Board did not find it useful to, and did not attempt to, quantify, rank or otherwise assign relative weights to these factors. In addition, the individual members of the FBCC Special Committee and the FBCC Board may have given different weights to different factors, or may have individually considered factors that are not listed here, or not considered certain factors that are listed here.

The FBCC Board has also considered certain information in approving the New FBCC Advisory Agreement. See “FBCC Proposal: Approval of the FBCC Advisory Agreement Proposal—Reasons for the New FBCC Advisory Agreement and the FBCC Board Approval of the New FBCC Advisory Agreement.”

FBLC

At multiple video conference and in-person meetings, the FBLC Special Committee and the FBLC Board considered the approval of the Mergers and the terms of the Merger Agreement. The FBLC Special Committee and the FBLC Board also considered alternatives to the Mergers, including maintaining the status quo, merging with an unaffiliated BDC or conducting an IPO or public listing on its own. After careful consideration of the alternatives, including the feasibility, benefits and risks of each one, based on the information provided, the FBLC Special Committee and the FBLC Board determined that the Mergers are in the best interests of FBLC and in the best interests of FBLC Stockholders. In connection with their consideration and negotiation of the transactions, FBCA and FBLA provided the FBLC Special Committee and the FBLC Board with information regarding the proposed Mergers, FBCC and the anticipated effects of the Mergers on FBLC and FBLC Stockholders. The FBLC Special Committee and the FBLC Board also considered the effect of the New FBCC Advisory Agreement on the combined company following the Mergers. Throughout the process of reviewing and negotiating the transactions, the FBLC Special Committee consulted with S&W and J.P. Morgan, while the FBLC Board consulted with Simpson Thacher and Dechert, each in their capacity as counsel to FBLC. The FBLC Special Committee and the FBLC Board also consulted with management of FBCA and FBLA. The FBLC Special Committee and the FBLC Board considered the nature and adequacy of the information provided, the terms of the Merger Agreement, their duties under state and federal law in considering and ultimately approving the Merger Agreement and the Mergers and the conflicts of interest presented by these transactions. The FBLC Special Committee and the FBLC Board considered numerous factors, including the ones described below. On October 2, 2023, the FBLC Special Committee and the FBLC Board unanimously determined that the Mergers are in the best interests of FBLC and in the best interests of FBLC Stockholders, and that existing FBLC Stockholders will not suffer any dilution for purposes of Rule 17a-8 under the Investment Company Act as a result of the Mergers.

In considering the Mergers and the terms of the Merger Agreement, the FBLC Special Committee and the FBLC Board reviewed comparative information about FBCC and FBLC, including, among other items: (1) their respective investment objectives, strategies, policies and restrictions, size, age and NAVs, and any changes that were expected to occur as a result of the Mergers; (2) their individual holdings, including, in particular, the extent of the overlap between the investment portfolios of FBCC and FBLC, the relative risks of the investment portfolios of FBCC and FBLC and the importance of portfolio diversification; (3) their existing leverage profiles and the expected future leverage profile of the combined company; (4) their short-term and long-term investment performance history and financial results; (5) the level of past distributions and expenses and the anticipated effect of the Mergers on future net investment income, distributions and expenses; (6) the U.S. federal income tax consequences of the Mergers; and (7) their respective investment advisory agreements and expense ratios. The FBLC Special Committee and the FBLC Board also considered the reasonable expectations of FBLC Stockholders, particularly their desire to achieve a public listing, market dynamics and regulatory and legal issues, especially the limit on leverage available to BDCs and how that has changed over time. In addition, the FBLC Special Committee and the FBLC Board reviewed comprehensive information regarding the anticipated benefits and possible risks to FBLC and FBLC Stockholders as a result of the Mergers, and the anticipated investment, market and financial synergies to be experienced by the combined company. In addition, the FBLC Special Committee considered the potential financial impacts to FBLC as a result of the Mergers in consultation with J.P. Morgan, the outside financial advisor to the FBLC Special Committee.

The FBLC Special Committee and the FBLC Board, with the assistance of their legal and other advisors (and, in the case of the FBCC Special Committee, its financial advisor), weighed various benefits and risks in considering and negotiating the terms of the Mergers, both with respect to the immediate effects of the Mergers on FBLC and FBLC Stockholders and with respect to the potential benefits that could be experienced by the combined company after the Mergers. Some of the material factors considered by the FBLC Special Committee and the FBLC Board that assisted them in concluding that the Mergers are in the best interests of FBLC and in the best interests of FBLC Stockholders included, among others:

●	Increased Scale and Improved Positioning for Post-Merger Liquidity Event. The FBLC Special Committee and the FBLC Board considered the scale expected to accrue to the combined company as a result of its larger size. The FBLC Special Committee and the FBLC Board took into account that the estimated NAV and total assets of the combined company would provide the scale typical of BDCs that undertake IPOs, which could improve the combined company’s positioning to undertake an IPO or an alternative liquidity event in the future. The FBLC Special Committee and the FBLC Board also considered that larger scale could result in enhanced liquidity for FBLC Stockholders through increased trading volume and potentially broader coverage by equity research analysts. Further, the FBLC Special Committee and the FBLC Board also considered that larger BDCs are generally more attractive investment opportunities for a broader swath of institutional investors and potentially broader coverage by equity analysts. The combined company would have had total assets of approximately $3.9 billion and a net asset value of approximately $2.0 billion as of June 30, 2023. By comparison, FBLC had total assets of approximately $3.0 billion and a net asset value of approximately $1.7 billion as of June 30, 2023.

●	Expected Changes Accretive to Net Investment Income and Access to Additional Increased Investing Capacity. The FBLC Special Committee and the FBLC Board considered that the Mergers are expected to result in certain changes that could be accretive to net investment income, including expected expense savings (as described more fully below), the ability to access greater leverage as a result of FBCC’s 150% asset coverage ratio, as defined in the Investment Company Act, instead of its current 200% asset coverage ratio and the potential of the combined company to deploy a significant amount incremental increased investing capacity in new, higher yielding investments as a result of the current rate environment and ability to increase leverage on the acquired investment portfolio.

●

Expected Greater Portfolio Diversification. The FBLC Special Committee and the FBLC Board considered that the combination of FBCC’s and FBLC’s portfolios, and the increase in scale of the combined company, would lead to enhanced diversification. The FBLC Special Committee and the FBLC Board noted that greater portfolio diversification could be achieved through a larger portfolio size and more individual borrowers. The combined company would have had approximately $3.7 billion of assets invested in more than 162 portfolio companies as of June 30, 2023, and the combined investment portfolio would have been comprised of approximately 79.9% senior secured loans, approximately 8.2% in SLF and approximately 6.5% equity. By comparison, FBLC had approximately $2.9 billion of assets invested in more than 146 portfolio companies as of June 30, 2023, and FBLC’s investment portfolio was comprised of approximately 76.8% senior secured loans and approximately 7.1% equity.

●	Potentially More Favorable Advisory Fee Structure. The FBLC Special Committee and the FBLC Board considered that, under the New FBCC Advisory Agreement, the base management fee to be paid by the combined company to FBCA would be equal to or less than the base management fee currently payable by FBLC to FBLA. In addition, the FBLC Special Committee and the FBLC Board considered that, under the New FBCC Advisory Agreement, the incentive fee to be paid by the combined company to FBCA could be more favorable to FBLC than the incentive fee currently payable by FBLC to FBLA if the combined company earns sufficient returns to cover FBLC’s current hurdle rate. The FBLC Special Committee and the FBLC Board noted that a reduction in the base management fee and/or incentive fee payable by the combined company to FBCA could be accretive to the net investment income of the combined company and, over the long term, these expense savings could drive net investment income growth for the combined company.

●

Integration into a Known Investment Portfolio. The FBLC Special Committee and the FBLC Board considered that the significant overlap of FBLC’s investments with those of FBCC (approximately 47% of the investments held by FBLC on June 30, 2023 were also held by FBCC), which reflect investments with strong credit quality and no investments on non-accrual, and the FBCC management team’s familiarity with the investments held by FBLC would result in a more straightforward and faster integration of FBLC’s investment portfolio into FBCC’s investment portfolio than an investment portfolio of a third party, with reduced execution risk.

●	Continuity of the Management Team. The FBLC Special Committee and the FBLC Board considered that the combined company would have an investment adviser that is affiliated with FBLC’s current investment manager and the same management team that has already been considered and approved by the FBLC Board. The FBLC Special Committee and the FBLC Board considered that, in light of the foregoing, the combined company and FBLC Stockholders would be expected to receive the same nature, quality and extent of services from FBCA that they are currently receiving from FBLA and would continue to benefit from the experience and expertise of its current management team, including familiarity with its investment portfolio.

●	No Dilution for Purposes of Rule 17a-8 of the Investment Company Act. The FBLC Special Committee and the FBLC Board considered that the Exchange Ratio (and thus the number of shares of FBCC Common Stock to be issued to FBLC Stockholders pursuant to the Merger Agreement) will be determined on a NAV-for-NAV basis (determined shortly before the Closing Date on the basis of methodologies that were considered and approved by the FBLC Board and the FBCC Board) and therefore the interests of the FBLC Stockholders will not be diluted for purposes of Rule 17a-8 under the Investment Company Act as a result of the Mergers.

●	Process for Negotiation. The FBLC Special Committee and the FBLC Board considered that the review and negotiation of the Merger Agreement was conducted through a robust process under the oversight of the FBCC Special Committee and the FBLC Special Committee, each of which is composed solely of independent directors.

●	Potential for Expense Savings Through Operational Synergies. The FBLC Special Committee and the FBLC Board also considered that, as a result of the Mergers, certain redundant professional services and other corporate expenses could be eliminated, which would reduce the potential expenses of the combined company as compared to the aggregate expenses of FBLC and FBCC on a standalone basis.

●	Opinion of J.P. Morgan, Financial Advisor to the FBLC Special Committee. The FBLC Special Committee considered the financial analysis reviewed by J.P. Morgan with the FBLC Special Committee as well as the oral opinion of J.P. Morgan rendered to the FBLC Special Committee on October 2, 2023 (which was subsequently confirmed in writing by delivery of J.P. Morgan’s written opinion dated October 2, 2023 addressed to the FBLC Special Committee and, as requested by the FBLC Special Committee, the FBLC Board), as to, as of October 2, 2023, the fairness, from a financial point of view, to the holders of FBLC Common Stock, other than BSP and its affiliates, of the J.P. Morgan June Exchange Ratio, as more fully described below in the section entitled “— Opinion of the Financial Advisor to the FBLC Special Committee.” J.P. Morgan is the independent financial advisor to the FBLC Special Committee and has advised only the FBLC Special Committee in connection with the Mergers.

●	Tax Consequences of the Mergers. The FBLC Special Committee and the FBLC Board considered that the Mergers are expected to qualify as a “reorganization” within the meaning of Section 368(a) of the Code. The Mergers, taken together, are anticipated to be treated as a tax-free reorganization for U.S. federal income tax purposes and FBLC Stockholders are not expected to recognize any gain or loss for U.S. federal income tax purposes as a result of the Mergers.

●	No Impact on Regulatory Obligations. The FBLC Special Committee and the FBLC Board noted that the Mergers are not expected to affect the ability of FBLC to comply with its regulatory obligations, including its ability to continue to operate in compliance with the asset coverage requirements set forth in the Investment Company Act and to pay dividends required of RICs.

●	Other Considerations. In the course of their deliberations, the FBLC Special Committee and the FBLC Board also considered a variety of risks and other potentially negative factors that could cause the Mergers not to close or the anticipated benefits of the Mergers not to be realized, including the following (which are not in any relative order of importance):

o	Expenses Associated with the Mergers. Except certain limited expenses that will be split equally with FBCC, FBLC will be responsible for the expenses incurred by FBLC in connection with the Mergers and the completion of the transactions contemplated by the Merger Agreement, including the fees of its financial and legal advisors, whether or not the Mergers are ultimately consummated.

o	Risk of Interlopers or Activists. The voting process described in this joint proxy statement/prospectus may attract third-party interlopers or stockholder activists to FBLC, who could be disruptive to FBLC and its business.

o	Higher Leverage. The FBLC Special Committee and the FBLC Board considered that the combined company was expected to have higher leverage than FBLC does today. This higher leverage could increase the downside risks to FBLC Stockholders by magnifying portfolio losses. In addition, this higher leverage is expected to result in higher total expenses per share for FBLC Stockholders.

o	Higher Incentive Fee Rate. The FBLC Special Committee and the FBLC Board considered that the 1.50% quarterly (6.00% annualized) hurdle rate in the New FBCC Advisory Agreement is lower than the 1.75% quarterly (7.00% annualized) hurdle rate in the FBLC Advisory Agreement. As a result, the effective incentive fee rate to be paid by the combined company under the New FBCC Advisory Agreement is higher than the effective incentive fee rate currently payable by FBLC.

o	Additional Expenses Attributable to FBCC Preferred Stock. The FBLC Special Committee and the FBCC Board considered that FBCC Preferred Stockholders are entitled to quarterly dividend payments and will continue to be entitled to such payments following the Mergers, which will be treated as an additional expense of the combined company. The FBLC Special Committee and the FBCC Board noted that, by comparison, FBLC currently has no preferred stock outstanding.

o	Fluctuations in Exchange Ratio. Changes in the NAVs of FBLC and FBCC before the completion of the Mergers will affect the relative ownership percentages that the stockholders of FBLC and FBCC hold in the combined company, and these changes could be positive or negative for stockholders of FBLC.

o	Conflicts of Interest. The FBCC Board and the FBLC Board are composed of the same individuals, and the FBCC Special Committee and the FBLC Special Committee are composed of the same individuals. In addition, FBCC and FBLC have external investment advisers that are affiliated with one another. The FBLC Special Committee and the FBLC Board took these conflicts of interest into account in the course of their deliberations.

o	Failure to Close. The Mergers may not be completed or that completion may be delayed for reasons beyond the control of FBLC, including an inability to obtain the required stockholder approvals, which could have a significant adverse impact on FBLC and its business.

o	Management Diversion. It is possible that the attention of management may be diverted during the period prior to completion of the Mergers, which may adversely affect FBLC’s business.

o	Restrictions on Conduct of Business. The restrictions on the conduct of FBLC’s business prior to completion of the Mergers, requiring FBLC to conduct its business only in the ordinary course of business in all material respects, subject to specific limitations, could delay or prevent FBLC from undertaking certain business opportunities that may arise pending completion of the Mergers.

o	Restrictions on Superior Proposals. The Merger Agreement includes restrictions on the ability of FBLC to solicit proposals for alternative transactions or engage in discussions regarding such proposals, subject to exceptions and termination provisions (as more fully described in the section entitled “Description of the Merger Agreement — Additional Agreements”), which could have the effect of discouraging such proposals from being made or pursued.

o	Absence of Appraisal Rights. FBLC Stockholders are not entitled to appraisal rights under applicable law in connection with the Mergers or the New FBCC Advisory Agreement.

o	Litigation Risk. Mergers of publicly held companies are frequently the subject of litigation. If any litigation arises in connection with the Mergers, even if any plaintiff’s claims are without merit, it could divert management time and resources away from FBLC’s business, and cause FBLC to incur expenses in defense of such claim.

o	Other Risks. There are various other risks associated with the Mergers and the business of FBLC and the combined company described in the section entitled “Risk Factors” beginning on page 29 and in the section entitled “Special Note Regarding Forward-Looking Statements” beginning on page 36.

This discussion of the information and factors that the FBLC Special Committee and the FBLC Board considered in making their decisions is not intended to be exhaustive but includes the material benefits, risks and other factors considered by the FBLC Special Committee and the FBLC Board. Because of the wide variety of factors considered in connection with the evaluation and negotiation of the Mergers and Merger Agreement and the complexity of those matters, the FBLC Special Committee and the FBLC Board did not find it useful to, and did not attempt to, quantify, rank or otherwise assign relative weights to these factors. In addition, the individual members of the FBLC Special Committee and the FBLC Board may have given different weights to different factors, or may have individually considered factors that are not listed here, or not considered certain factors that are listed here.

FBCC Board Recommendation

The FBCC Board, upon recommendation of the FBCC Special Committee, has unanimously approved the Merger Agreement, including the Merger and the related transactions, and the New FBCC Advisory Agreement and unanimously recommends that FBCC Stockholders vote “FOR” the FBCC Advisory Agreement Proposal.

FBLC Board Recommendation

The FBLC Board, upon recommendation of the FBLC Special Committee, has unanimously approved the Merger Agreement, declared the Mergers and the related transactions advisable, and directed that the Merger be submitted to FBLC Stockholders for approval at the FBLC Special Meeting. The FBLC Board unanimously recommends that FBLC Stockholders vote “FOR” the FBLC Merger Proposal.

Opinion of the Financial Advisor to the FBCC Special Committee

FBCC engaged KBW to render financial advisory and investment banking services to the FBCC Special Committee, including an opinion to the FBCC Special Committee and, as requested by the FBCC Special Committee, the FBCC Board, as to the fairness, from a financial point of view, to FBCC of the Exchange Ratio in the proposed Merger. FBCC selected KBW because KBW is a nationally recognized investment banking firm with substantial experience in transactions similar to the transaction. As part of its investment banking business, KBW is regularly engaged in the valuation of BDC securities in connection with mergers and acquisitions.

As part of its engagement, representatives of KBW attended the meetings of the FBCC Special Committee and the FBCC Board held on October 2, 2023 at which the FBCC Special Committee and the FBCC Board evaluated the proposed transaction. At these meetings, KBW reviewed the financial aspects of the proposed transaction and rendered an opinion to the FBCC Special Committee and the FBCC Board to the effect that, as of such date and subject to the procedures followed, assumptions made, matters considered, and qualifications and limitations on the review undertaken by KBW as set forth in such opinion, the Exchange Ratio in the proposed Merger was fair, from a financial point of view, to FBCC. The FBCC Board, upon recommendation of the FBCC Special Committee, approved the Merger Agreement at the FBCC Board meeting.

The description of the opinion set forth herein is qualified in its entirety by reference to the full text of the opinion, which is attached as Annex C to this joint proxy statement/prospectus and is incorporated herein by reference, and describes the procedures followed, assumptions made, matters considered, and qualifications and limitations on the review undertaken by KBW in preparing the opinion.

KBW’s opinion speaks only as of the date of the opinion. The opinion was for the information of, and was directed to, the FBCC Special Committee (in its capacity as such) and, as requested by the FBCC Special Committee, the FBCC Board (in its capacity as such) in connection with their respective consideration of the financial terms of the transaction. The opinion addressed only the fairness, from a financial point of view, of the Exchange Ratio in the Merger to FBCC. It did not address the underlying business decision of FBCC to engage in the transaction or enter into the Merger Agreement or constitute a recommendation to the FBCC Special Committee or the FBCC Board in connection with the transaction, and it does not constitute a recommendation to any FBCC Stockholder or any stockholder of any other entity as to how to vote or act in connection with the transaction or any other matter, nor does it constitute a recommendation as to whether or not any such stockholder should enter into a voting, stockholders’, affiliates’ or other agreement with respect to the transaction or exercise any dissenters’ or appraisal rights that may be available to such stockholder.

KBW’s opinion was reviewed and approved by KBW’s Fairness Opinion Committee in conformity with its policies and procedures established under the requirements of Rule 5150 of the Financial Industry Regulatory Authority.

At the direction of FBCC and without independent verification, KBW relied upon and assumed for purposes of its analyses and opinion, that the FBLC Per Share NAV and the FBCC Per Share NAV would be $6.96 and $15.02, respectively, and that, as a result thereof, the Exchange Ratio would be 0.4631x.

In connection with the opinion, KBW reviewed, analyzed and relied upon material bearing upon the financial and operating condition of FBCC and FBLC and bearing upon the transaction, including, among other things:

●	an execution version of the Merger Agreement, dated as of October 2, 2023;

●	the audited financial statements and Annual Reports on Form 10-K for the three fiscal years ended December 31, 2022 of FBCC;

●	the unaudited quarterly financial statements and Quarterly Reports on Form 10-Q for the quarters ended March 31, 2023 and June 30, 2023 of FBCC;

●	the audited financial statements and Annual Reports on Form 10-K for the three fiscal years ended December 31, 2022 of FBLC;

●	the unaudited quarterly financial statements and Quarterly Reports on Form 10-Q for the quarters ended March 31, 2023 and June 30, 2023 of FBLC;

●	certain other interim reports and other communications of FBCC and FBLC to their respective stockholders; and

●	other financial information concerning the respective businesses and operations of FBCC and FBLC furnished to KBW by FBCC and FBLC or which KBW was otherwise directed to use for purposes of its analysis.

KBW’s consideration of financial information and other factors that it deemed appropriate under the circumstances or relevant to its analyses included, among others, the following:

●	the historical and current financial position and results of operations of FBCC and FBLC;

●	the assets and liabilities of FBCC and FBLC;

●	the nature and terms of certain other merger transactions and business combinations in the BDC industry;

●	a comparison of certain financial information of FBCC and certain financial and over-the-counter stock market information of FBLC with similar information for certain other companies the securities of which are publicly traded;

●	financial and operating forecasts and projections of FBCC and FBLC (both on a standalone and pro forma combined basis) that were prepared by BSP management, provided to and discussed with KBW by such management, and used and relied upon by KBW based on such discussions, at the direction of FBCC and with the consent of the FBCC Special Committee; and

●	estimates regarding certain pro forma financial effects of the transaction on FBCC (including, without limitation, the cost savings expected to result or be derived from the transaction) that were prepared by BSP management, provided to and discussed with KBW by such management, and used and relied upon by KBW based on such discussions, at the direction of FBCC and with the consent of the FBCC Special Committee.

KBW also performed such other studies and analyses as it considered appropriate and took into account its assessment of general economic, market and financial conditions and its experience in other transactions, as well as its experience in securities valuation and knowledge of the BDC industry generally. KBW also participated in discussions with BSP management regarding the past and current business operations, regulatory relations, financial condition and future prospects of FBCC and FBLC and such other matters as KBW deemed relevant to its inquiry.

In conducting its review and arriving at its opinion, KBW relied upon and assumed the accuracy and completeness of all of the financial and other information provided to or discussed with KBW or that was publicly available and did not independently verify the accuracy or completeness of any such information or assume any responsibility or liability for such verification, accuracy or completeness. KBW relied, with the consent of FBCC and the FBCC Special Committee, upon BSP management, as to the reasonableness and achievability of the financial and operating forecasts and projections of FBCC and FBLC and the estimates regarding certain pro forma financial effects of the transaction on FBCC (including, without limitation, the cost savings expected to result or be derived from the transaction), all as referred to above (and the assumptions and bases for all such information), and KBW assumed that all such information was reasonably prepared and represented the best currently available estimates and judgments of BSP management and that the forecasts, projections and estimates reflected in such information would be realized in the amounts and in the time periods estimated by such management.

It is understood that the foregoing financial information of FBCC and FBLC that was provided to KBW was not prepared with the expectation of public disclosure and that all of the foregoing financial information was based on numerous variables and assumptions that are inherently uncertain (including, without limitation, factors related to general economic and competitive conditions and, in particular, the widespread disruption, extraordinary uncertainty and unusual volatility arising from global tensions and political unrest, economic uncertainty, inflation, rising interest rates, and the COVID-19 pandemic, including the effect of evolving governmental interventions and non-interventions) and, accordingly, actual results could vary significantly from those set forth in such information. KBW assumed, based on discussions with BSP management, and with the consent of FBCC and the FBCC Special Committee, that all such information provided a reasonable basis upon which KBW could form its opinion, and KBW expressed no view as to any such information or the assumptions or bases therefor. KBW relied on all such information without independent verification or analysis and did not in any respect assume any responsibility or liability for the accuracy or completeness thereof.

KBW also assumed that there were no material changes in the assets, liabilities, financial condition, results of operations, business or prospects of either FBCC or FBLC since the date of the last financial statements of each such entity that were made available to KBW. In rendering its opinion, KBW did not make or obtain any evaluations or appraisals or physical inspection of the property, assets or liabilities (contingent or otherwise) of FBCC or FBLC, the collateral securing any of such assets or liabilities, or the collectability of any such assets, nor did KBW examine any individual loan or credit files, nor did it evaluate the solvency, financial capability or fair value of FBCC or FBLC under any state or federal laws, including those relating to bankruptcy, insolvency or other matters. Estimates of values of companies and assets do not purport to be appraisals or necessarily reflect the prices at which companies or assets may actually be sold. Such estimates are inherently subject to uncertainty and should not be taken as KBW’s view of the actual value of any companies or assets.

KBW assumed, in all respects material to its analyses, the following:

●	the transaction and any related transactions (including entry into the New FBCC Advisory Agreement) would be completed substantially in accordance with the terms set forth in the Merger Agreement (the final terms of which KBW assumed would not differ in any respect material to its analyses from the execution version reviewed by KBW and referred to above), with no adjustments to the Exchange Ratio and with no other consideration or payments in respect of FBLC Common Stock;

●	the representations and warranties of each party in the Merger Agreement and in all related documents and instruments referred to in the Merger Agreement were true and correct;

●	each party to the Merger Agreement and all related documents would perform all of the covenants and agreements required to be performed by such party under such documents;

●	there were no factors that would delay or subject to any adverse conditions, any necessary regulatory or governmental approval for the transaction or any related transactions and all conditions to the completion of the transaction and any related transactions would be satisfied without any waivers or modifications to the Merger Agreement or any of the related documents; and

●	in the course of obtaining the necessary regulatory, contractual, or other consents or approvals for the transaction and any related transactions, no restrictions, including any divestiture requirements, termination or other payments or amendments or modifications, would be imposed that would have a material adverse effect on the future results of operations or financial condition of FBCC, FBLC or the pro forma entity, or the contemplated benefits of the transaction, including without limitation the cost savings expected to result or be derived from the transaction.

KBW assumed that the transaction would be consummated in a manner that complies with the applicable provisions of the Securities Act, the Exchange Act, and all other applicable federal and state statutes, rules and regulations. KBW was further advised by representatives of FBCC that FBCC relied upon advice from its advisors (other than KBW) or other appropriate sources as to all legal, financial reporting, tax, accounting and regulatory matters with respect to FBCC, FBLC, Merger Sub, the transaction and any related transaction (including entry into the New FBCC Advisory Agreement), and the Merger Agreement. KBW did not provide advice with respect to any such matters. At the direction of FBCC and with the consent of the FBCC Special Committee, KBW gave effect to the New FBCC Advisory Agreement for purposes of certain of its analyses.

KBW’s opinion addressed only the fairness, from a financial point of view, as of the date of such opinion, of the Exchange Ratio in the Merger to FBCC. KBW expressed no view or opinion as to any other terms or aspects of the transaction or any term or aspect of any related transaction (including the termination of the FBLC Advisory Agreement and the FBLC Administration Agreements or the entry into the New FBCC Advisory Agreement), including without limitation, the form or structure of the transaction or any such related transaction, any consequences of the transaction or any related transaction to FBCC, its stockholders, creditors or otherwise, or any terms, aspects, merits or implications of any employment, consulting, voting, support, stockholder or other agreements, arrangements or understandings contemplated or entered into in connection with the transaction, any such related transaction, or otherwise. KBW’s opinion was necessarily based upon conditions as they existed and could be evaluated on the date of the opinion and the information made available to KBW through the date of the opinion. There has been significant volatility in the stock and other financial markets arising from global tensions and political unrest, economic uncertainty, inflation, rising interest rates and the COVID-19 pandemic, including the effect of evolving governmental interventions and non-interventions. Developments subsequent to the date of KBW’s opinion may have affected and may affect the conclusion reached in KBW’s opinion and KBW did not and does not have an obligation to update, revise or reaffirm its opinion. KBW expressed no view or opinion as to any changes to the FBLC Per Share NAV or the FBCC Per Share NAV after the date of its opinion from the respective amounts thereof that KBW was directed to assume for purposes of its analyses and opinion. KBW’s opinion did not address, and KBW expressed no view or opinion with respect to:

●	the underlying business decision of FBCC to engage in the transaction or enter into the Merger Agreement;

●	the relative merits of the transaction as compared to any strategic alternatives that are, have been or may be available to or contemplated by FBCC, the FBCC Special Committee or the FBCC Board;

●	any business, operational or other plans with respect to FBCC or the pro forma entity that may be currently contemplated by FBCC, the FBCC Board or the FBCC Special Committee or that may be implemented by FBCC, the FBCC Board or the FBCC Special Committee subsequent to the closing of the transaction;

●	any fees payable by FBCC or FBLC to FBCA, FBLA or BSP for investment advisory and management services;

●	the fairness of the amount or nature of any compensation to any of FBCC’s officers, directors or employees, or any class of such persons, relative to any compensation to the holders of FBCC Common Stock or relative to the Exchange Ratio;

●	the effect of the transaction or any related transaction on, or the fairness of the consideration to be received by, holders of any class of securities of FBCC, Merger Sub, FBLC or any other party to any transaction contemplated by the Merger Agreement;

●	any adjustment (as provided in the Merger Agreement) to the Exchange Ratio assumed for purposes of KBW’s opinion (whether relating to a Tax Dividend or otherwise);

●	the actual value of FBCC Common Stock to be issued in connection with the Merger or the prices, trading range or volume at which FBLC Common Stock might trade on the over-the-counter market following the public announcement of the transaction;

●	any advice or opinions provided by any other advisor to any of the parties to the transaction or any other transaction contemplated by the Merger Agreement; or

●	any legal, regulatory, accounting, tax or similar matters relating to FBCC, FBLC, Merger Sub, any of their respective stockholders, or relating to or arising out of or as a consequence of the transaction or any other related transaction, including whether or not the transaction would qualify as a tax-free reorganization for United States federal income tax purposes.

In performing its analyses, KBW made numerous assumptions with respect to industry performance, general business, economic, market and financial conditions and other matters, which are beyond the control of KBW, FBCC and FBLC. Any estimates contained in the analyses performed by KBW are not necessarily indicative of actual values or future results, which may be significantly more or less favorable than suggested by these analyses. Additionally, estimates of the value of businesses or securities do not purport to be appraisals or to reflect the prices at which such businesses or securities might actually be sold. Accordingly, these analyses and estimates are inherently subject to substantial uncertainty. In addition, the KBW opinion was among several factors taken into consideration by the FBCC Special Committee in making its determination to recommend the approval by the FBCC Board of the Merger Agreement and the transaction and by the FBCC Board in making its determination to approve the Merger Agreement and the transaction. Consequently, the analyses described below should not be viewed as determinative of the decision of the FBCC Special Committee or the FBCC Board with respect to the fairness of the Exchange Ratio. The type and amount of consideration payable in the Merger were determined through negotiation between FBCC and FBLC and the decision of FBCC to enter into the Merger Agreement was solely that of the FBCC Special Committee and the FBCC Board.

The following is a summary of the material financial analyses presented by KBW to the FBCC Special Committee and the FBCC Board in connection with its opinion. The summary is not a complete description of the financial analyses underlying the opinion or the presentation made by KBW to the FBCC Special Committee and the FBCC Board, but summarizes the material analyses performed and presented in connection with such opinion. The financial analyses summarized below include information presented in tabular format. The tables alone do not constitute a complete description of the financial analyses. The preparation of a fairness opinion is a complex analytic process involving various determinations as to appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances. Therefore, a fairness opinion is not readily susceptible to partial analysis or summary description. In arriving at its opinion, KBW did not attribute any particular weight to any analysis or factor that it considered, but rather made qualitative judgments as to the significance and relevance of each analysis and factor. Accordingly, KBW believes that its analyses and the summary of its analyses must be considered as a whole and that selecting portions of its analyses and factors or focusing on the information presented below in tabular format, without considering all analyses and factors or the full narrative description of the financial analyses, including the methodologies and assumptions underlying the analyses, could create a misleading or incomplete view of the process underlying its analyses and opinion.

Implied Transaction Value for the Proposed Transaction. KBW calculated an implied transaction value for the proposed transaction of $6.96 per outstanding share of FBLC Common Stock based on an assumed 0.4631x Exchange Ratio and the assumed FBCC Per Share NAV of $15.02. This implied transaction value for the proposed transaction was used to calculate implied transaction multiples and those multiples were compared to the ranges of multiples found in the financial analyses described below. This implied transaction value for the proposed transaction was also compared to the ranges of implied value per share of FBLC Common Stock in the financial analyses described below.

Selected Companies Analysis. Using publicly available information, KBW reviewed, among other things, the market performance of 30 selected publicly traded, externally managed BDCs with market capitalizations greater than $200 million. Using publicly available balance sheet and profitability information, KBW also compared the financial performance of FBLC and FBCC to the selected companies.

The selected companies were as follows (shown by column in descending order of market capitalization):

Ares Capital Corporation	BlackRock TCP Capital Corp.
FS KKR Capital Corp.	Crescent Capital BDC, Inc.
Blue Owl Capital Corporation	PennantPark Floating Rate Capital Ltd.
Blackstone Secured Lending Fund	CION Investment Corporation
Golub Capital BDC, Inc.	Runway Growth Finance Corp.
Prospect Capital Corporation	Fidus Investment Corporation
Sixth Street Specialty Lending, Inc.	Gladstone Investment Corporation
Goldman Sachs BDC, Inc.	PennantPark Investment Corporation
Oaktree Specialty Lending Corporation	Horizon Technology Finance Corporation
New Mountain Finance Corporation	Gladstone Capital Corporation
Bain Capital Specialty Finance, Inc.	TriplePoint Venture Growth BDC Corp.
Barings BDC, Inc.	Saratoga Investment Corp.
MidCap Financial Investment Corporation	Stellus Capital Investment Corporation
SLR Investment Corp.	WhiteHorse Finance, Inc.
Carlyle Secured Lending, Inc.	BlackRock Capital Investment Corporation

To perform this analysis, KBW used market price information as of September 29, 2023, reported NAV per share data as of the end of the most recent completed quarterly period available and latest 12 months (“LTM”) reported net investment income per share (“NII”). KBW also used calendar years 2023 and 2024 NII estimates taken from consensus “street estimates” of the selected companies.

KBW’s analysis showed the following concerning the market performance of the selected companies, as well as corresponding implied multiples for FBLC based on the latest reported trade price of FBLC Common Stock and corresponding implied transaction multiples for the proposed transaction based on the implied transaction value for the proposed transaction of $6.96 per outstanding share of FBLC Common Stock, which corresponding implied multiples were calculated using historical financial information for FBLC as of and for the 12-month period ended June 30, 2023 and financial forecasts and projections of FBLC provided by BSP management:

Selected Companies
	FBLC–Last Trade Price	Proposed Transaction	Low	25th Percentile	Median	Average	75th Percentile	High
Price / NAV per share	0.79x	1.00x	0.66x	0.87x	0.91x	0.93x	1.00x	1.22x
Price / LTM NII	8.3x	9.8x(1)/10.6x	4.9x	7.1x	7.8x	7.8x	8.4x	11.6x
Price / CY2023 NII	7.7x	9.8x	5.1x	6.8x	7.3x	7.5x	8.1x	12.0x
Price / CY2024 NII	8.1x	10.2x	6.1x	7.2x	7.9x	7.9x	8.4x	12.3x

(1)	Multiple based on estimated calendar year 2023 NII of FBLC provided by BSP management.

KBW then applied a range of price-to-NAV per share multiples of 0.87x to 1.00x derived from the 25th percentile and 75th percentile multiples of the selected companies to the June 30, 2023 NAV per share of FBLC, a range of price-to-estimated calendar year 2023 NII multiples of 6.79x to 8.11x derived from the 25th percentile and 75th percentile multiples of the selected companies to the estimated calendar year 2023 NII of FBLC, which was taken from financial forecasts and projections of FBLC provided by BSP management, and a range of price-to-estimated calendar year 2024 NII multiples of 7.16x to 8.42x derived from the 25th percentile and 75th percentile multiples of the selected companies to the estimated calendar year 2024 NII of FBLC, which was also taken from financial forecasts and projections of FBLC provided by BSP management. This analysis indicated the following ranges of the implied value per share of FBLC Common Stock, as compared to the implied transaction value for the proposed transaction of $6.96 per outstanding share of FBLC Common Stock and also a reduced implied transaction value for the proposed transaction of $6.33 per outstanding share of FBLC Common Stock derived by applying a price-to-NAV per share multiple of 0.91x taken from the median multiple of the selected companies to the assumed FBCC Per Share NAV of $15.02:

Implied Value Per Share Ranges of FBLC Common Stock
Based on NAV per share of FBLC as of June 30, 2023	$6.30 to $7.24
Based on CY2023 NII estimate of FBLC provided by BSP management	$4.80 to $5.74
Based on CY2024 NII estimate of FBLC provided by BSP management	$4.86 to $5.72

No company used as a comparison in the above selected companies analysis is identical to FBLC or FBCC. Accordingly, an analysis of these results is not mathematical. Rather, it involves complex considerations and judgments concerning differences in financial and operating characteristics of the companies involved.

Selected Transactions Analysis. KBW reviewed publicly available information related to 27 selected acquisitions of U.S. BDCs announced since the beginning of 2008.

The selected transactions were as follows:

Acquirer	Acquired Company
BlackRock TCP Capital Corp.	BlackRock Capital Investment Corporation
Crescent Capital BDC, Inc.	First Eagle Alternative Capital BDC, Inc.
Oaktree Specialty Lending Corporation	Oaktree Strategic Income II, Inc.
SLR Investment Corp.	SLR Senior Investment Corp.
Barings BDC Inc.	Sierra Income Corporation
Portman Ridge Finance Corp	Harvest Capital Credit Corp
FS KKR Capital Corp.	FS KKR Capital Corp. II
Oaktree Specialty Lending Corp	Oaktree Strategic Income Corp
Barings BDC, Inc.	MVC Capital, Inc.
Portman Ridge Finance Corp	Garrison Capital
Goldman Sachs BDC, Inc.	Goldman Sachs Middle Market Lending Corp.
Crescent Capital BDC, Inc.	Alcentra Capital Corp.
Portman Ridge Finance Corp	OHA Investment Corp
FS Investment Corporation II	FS Investment Corporation III, FS Investment Corporation IV, Corporate Capital Trust II
East Asset Management, LLC	Rand Capital Corporation
Golub Capital BDC, Inc.	Golub Capital Investment Corporation
FS Investment Corporation	Corporate Capital Trust, Inc.
Benefit Street Partners LLC; Barings	Triangle Capital Corporation
TCG BDC, Inc.	NF Investment Corp.
CION Investment Corporation	Credit Suisse Park View BDC, Inc.
MAST Capital Management LLC; Great Elm Capital Group Inc.	Full Circle Capital Corporation
Ares Capital Corporation	American Capital, Ltd.
PennantPark Floating Rate Capital Ltd.	MCG Capital Corporation
Saratoga Investment Corp.	GSC Investment Corp.
Ares Capital Corporation	Allied Capital Corporation
Prospect Capital Corporation	Patriot Capital Funding, Inc.
Highland Credit Strategies Fund	Highland Distressed Opportunities, Inc.

For each selected transaction, KBW derived the following implied transaction statistics, in each case based on the transaction consideration value paid for the acquired company (including contributions by external managers) and using financial data based on the acquired company’s then latest publicly available financial statements prior to the announcement of the respective transaction (adjusted to reflect announced pre-closing adjustments):

●	Price to NAV per share of the acquired company; and

●	Price to LTM NII of the acquired company

KBW also reviewed the price per common share paid for the acquired company for the 19 selected transactions involving publicly traded acquired companies as a premium/(discount) to the closing price of the acquired company one day and 30 days prior to the announcement of the respective transaction (expressed as percentages and referred to as the one day market premium and the 30 day market premium). The resulting transaction multiples for the selected transactions were compared with the corresponding implied transaction multiples for the proposed transaction based on the implied transaction value for the proposed transaction of $6.96 per outstanding share of FBLC Common Stock and using historical financial information for FBLC as of and for the 12-month period ended June 30, 2023 and the estimated calendar year 2023 NII of FBLC taken from financial forecasts and projections of FBLC provided by BSP management.

All Selected Transactions. KBW’s analysis showed the following concerning the proposed transaction and the selected transactions (excluding the impact of the price-to-LTM NII per share of three of the selected transactions, which multiples were considered to be not meaningful because they were either negative or greater than 40.0x):

		Selected Transactions
	Proposed Transaction	Low	25th Percentile	Average	Median	75th Percentile	High
Price / NAV Per Share	1.00x	0.40x	0.73x	0.84x	0.93x	1.00x	1.16x
Price / LTM NII	9.8x (1)	2.4x	8.3x	10.5x	10.3x	12.4x	30.2x
One Day Market Premium	27.2%	(39.9)%	0.1%	22.3%	23.8%	37.5%	105.2%
30 Day Market Premium	32.5%	(22.3)%	(0.7)%	32.3%	19.6%	34.0%	158.4%

(1)	Multiple based on estimated calendar year 2023 NII of FBLC provided by BSP management.

KBW then applied a range of price-to-NAV per share multiples of 0.73x to 1.00x derived from the 25th percentile and 75th percentile multiples of the selected transactions to the June 30, 2023 NAV per share of FBLC and a range of price-to-LTM NII multiples of 8.34x to 12.43x derived from the 25th percentile and 75th percentile multiples of the selected transactions to the estimated calendar year 2023 NII of FBLC, which was taken from financial forecasts and projections of FBLC provided by BSP management. This analysis indicated the following ranges of the implied value per share of FBLC Common Stock, as compared to the implied transaction value for the proposed transaction of $6.96 per outstanding share of FBLC Common Stock:

Implied Value Per Share Ranges of FBLC Common Stock
Based on NAV per share of FBLC as of June 30, 2023	$5.31 to $7.25
Based on CY2023 NII estimate of FBLC provided by BSP management	$5.91 to $8.80

Selected Transactions Involving Affiliates. KBW’s analysis also showed the following concerning the proposed transaction and the 11 selected transactions involving affiliate mergers (BlackRock TCP Capital Corp./BlackRock Capital Investment Corporation, Oaktree Specialty Lending Corporation/Oaktree Strategic Income II, Inc., SLR Investment Corporation/SLR Senior Investment Corporation, FS KKR Capital Corp./FS KKR Capital Corp. II, Oaktree Specialty Lending Corporation/Oaktree Strategic Income Corporation, Goldman Sachs BDC, Inc./Goldman Sachs Middle Market Lending Corporation, FS Investment Corporation II/FS Investment Corporation III (and others), Golub Capital BDC, Inc./Golub Capital Investment Corporation, FS Investment Corporation/Corporate Capital Trust, Inc., TCG BDC, Inc./NF Investment Corp. and Highland Credit Strategies Fund/Highland Distressed Opportunities, Inc.), six of which involved publicly traded acquired companies:

		Selected Transactions Involving Affiliates
	Proposed Transaction	Low	25th Percentile	Average	Median	75th Percentile	High
Price / NAV Per Share	1.00x	0.43x	0.80x	0.90x	0.95x	1.00x	1.16x
Price / LTM NII	9.8x (1)	2.4x	9.5x	10.4x	10.5x	11.6x	15.3x
One Day Market Premium	27.2%	(30.3)%	(3.0)%	(0.7)%	0.1%	9.2%	17.6%
30 Day Market Premium	32.5%	(22.3)%	(7.7)%	0.2%	(0.7)%	12.9%	17.3%

(1)	Multiple based on estimated calendar year 2023 NII of FBLC provided by BSP management.

KBW then applied a range of price-to-NAV per share multiples of 0.80x to 1.00x derived from the 25th percentile and 75th percentile multiples of the selected transactions involving affiliates to the June 30, 2023 NAV per share of FBLC and a range of price-to-LTM NII multiples of 9.49x to 11.63x derived from the 25th percentile and 75th percentile multiples of the selected transactions involving affiliate mergers to the estimated calendar year 2023 NII of FBLC, which was taken from financial forecasts and projections of FBLC provided by BSP management. This analysis indicated the following ranges of the implied value per share of FBLC Common Stock, as compared to the implied transaction value for the proposed transaction of $6.96 per outstanding share of FBLC Common Stock:

Implied Value Per Share Ranges of FBLC Common Stock
Based on June 30, 2023 NAV per share of FBLC	$5.84 to $7.26
Based on CY2023 NII estimate of FBLC provided by BSP management	$6.72 to $8.23

No company or transaction used as a comparison in the above selected transaction analysis is identical to FBLC or the proposed transaction. Accordingly, an analysis of these results is not mathematical. Rather, it involves complex considerations and judgments concerning differences in financial and operating characteristics of the companies involved.

Dividend Discount Analysis of FBLC. KBW performed a dividend discount analysis of FBLC on a standalone basis to estimate ranges for the implied equity value of FBLC. In this analysis, KBW used financial and operating forecasts and projections relating to dividends and net assets of FBLC that were provided by BSP management. KBW assumed discount rates ranging from 10.3% to 12.3%. Ranges of values were derived by adding (i) the present value of the estimated future dividends of FBLC over the period from the assumed December 31, 2023 closing date of the proposed transaction through December 31, 2027 and (ii) the present value of FBLC’s implied terminal value at the end of such period. KBW derived implied terminal values using two methodologies, one based on December 31, 2027 estimated NAV per share multiples and the other based on calendar year 2027 estimated dividend yields. Using implied terminal values for FBLC calculated by applying a terminal multiple range of 0.85x to 1.05x to FBLC’s estimated NAV per share as of December 31, 2027, this analysis resulted in a range of implied values per share of FBLC Common Stock of approximately $5.84 to $7.14, as compared to the implied transaction value for the proposed transaction of $6.96 per outstanding share of FBLC Common Stock. Using implied terminal values for FBLC calculated by applying a terminal dividend yield range of 9.6% to 11.6% to FBLC’s calendar year 2027 estimated dividends, this analysis resulted in a range of implied values per share of FBLC Common Stock of approximately $5.36 to $6.41, as compared to the implied transaction value for the proposed transaction of $6.96 per outstanding share of FBLC Common Stock.

The dividend discount analysis is a widely used valuation methodology, but the results of such methodology are highly dependent on the assumptions that must be made, including NAV per share and dividend assumptions, terminal values and discount rates. The analysis did not purport to be indicative of the actual values or expected values of FBLC.

Dividend Discount Analysis of FBCC. KBW performed a dividend discount analysis of FBCC on a standalone basis to estimate ranges for the implied equity value of FBCC. In this analysis, KBW used financial and operating forecasts and projections relating to dividends and net assets of FBCC that were provided by BSP management. KBW assumed discount rates ranging from 10.3% to 12.3%. Ranges of values were derived by adding (i) the present value of the estimated future dividends of FBCC over the period from the assumed December 31, 2023 closing date of the proposed transaction through December 31, 2027 and (ii) the present value of FBCC’s implied terminal value at the end of such period. KBW derived implied terminal values using two methodologies, one based on December 31, 2027 estimated NAV per share multiples and the other based on calendar year 2027 estimated dividend yields. Using implied terminal values for FBCC calculated by applying a terminal multiple range of 0.85x to 1.05x to FBCC’s estimated NAV per share as of December 31, 2027, this analysis resulted in a range of implied values per share of FBCC Common Stock of approximately $12.08 to $14.77. Using implied terminal values for FBCC calculated by applying a terminal dividend yield range of 9.6% to 11.6% to FBCC calendar year 2027 estimated dividends, this analysis resulted in a range of implied values per share of FBCC Common Stock of approximately $10.97 to $13.10.

The dividend discount analysis is a widely used valuation methodology, but the results of such methodology are highly dependent on the assumptions that must be made, including NAV per share and dividend assumptions, terminal values and discount rates. The analysis did not purport to be indicative of the actual values or expected values of FBCC or the pro forma combined company.

Illustrative Pro Forma Combined Dividend Discount Analysis. KBW performed an illustrative dividend discount analysis of the pro forma combined company to estimate ranges for the implied equity value of the pro forma combined company. In this analysis, KBW used financial and operating forecasts and projections relating to dividends and net assets of FBCC and FBLC, on a combined basis reflecting pro forma assumptions (including, without limitation, the cost savings expected to result from the transaction and assumptions relating to the New FBCC Advisory Agreement), that were provided by BSP management. KBW assumed discount rates ranging from 10.3% to 12.3%. Ranges of values were derived by adding (i) the present value of the estimated future dividends of the pro forma combined company over the period from the assumed December 31, 2023 closing date of the proposed transaction through December 31, 2027 and (ii) the present value of the pro forma combined company’s implied terminal value at the end of such period. KBW derived implied terminal values using two methodologies, one based on December 31, 2027 estimated NAV per share multiples and the other based on calendar year 2027 estimated dividend yields. Using implied terminal values for the pro forma combined company calculated by applying a terminal multiple range of 0.85x to 1.05x to the pro forma combined company’s estimated NAV per share as of December 31, 2027, this analysis resulted in a range of implied values per share of the pro forma combined company’s common stock of approximately $12.32 to $15.02. Using implied terminal values for the pro forma combined company calculated by applying a terminal dividend yield range of 9.6% to 11.6% to the pro forma combined company’s calendar year 2027 estimated dividends, this analysis resulted in a range of implied values per share of the pro forma combined company’s common stock of approximately $11.65 to $13.92.

The dividend discount analysis is a widely used valuation methodology, but the results of such methodology are highly dependent on the assumptions that must be made, including NAV per share and dividend assumptions, terminal values and discount rates. The analysis did not purport to be indicative of the actual values or expected values of FBCC or the pro forma combined company.

Relative Contribution Analysis. KBW analyzed the relative standalone contribution of FBCC and FBLC to various pro forma balance sheet and income statement items of the combined entity. This analysis did not include purchase accounting adjustments, transaction expenses, deferred financing costs, or the Tax Dividend. To perform this analysis, KBW used (a) historical balance sheet and income statement information for FBCC and FBLC as of and for the 12-month period ended June 30, 2023, and (b) financial forecasts and projections of FBCC and FBLC provided by BSP management. The results of KBW’s analysis are set forth in the following table, which also compares the results of KBW’s analysis with the implied pro forma ownership percentages of FBCC and FBLC stockholders in the combined company based on the assumed Exchange Ratio of 0.4631x:

	FBCC	FBLC
	as a % of	as a % of
	Total	Total
Pro Forma Ownership
Based on Assumed Exchange Ratio of 0.4631x	19.2%	80.8%

Balance Sheet, As Reported
Total Assets	22.0%	78.0%
Investments(1)	21.5%	78.5%
Total Debt	23.5%	76.5%
Redeemable Convertible Preferred Stock	100.0%	0.0%
Net Assets	18.6%	81.4%

Income Statement
LTM Net Investment Income	23.6%	76.4%
CY2023E Net Investment Income	24.4%	75.6%
CY2024E Net Investment Income	21.9%	78.1%

(1)	~79% of FBCC investments are held by FBLC

Potential Net Investment Income and Dividend Per Share Accretion. Using financial and operating forecasts and projections of FBCC, on a standalone basis, and financial and operating forecasts and projections of FBCC and FBLC, on a combined basis reflecting pro forma assumptions (including, without limitation, the cost savings expected to result from the transaction and assumptions relating to the New FBCC Advisory Agreement), provided by BSP management, KBW analyzed the potential financial impact of the transaction on certain projected financial results of FBCC. This analysis indicated the proposed transaction could be accretive to each of FBCC’s calendar year 2024, calendar year 2025 and calendar year 2027 estimated net investment income and to each of FBCC’s calendar year 2024, calendar year 2025 and calendar year 2027 estimated dividend per share and could be dilutive to FBCC’s calendar year 2026 estimated net investment income and to FBCC’s calendar year 2026 estimated dividend per share. For all of the above analysis, the actual results achieved by FBCC following the proposed transaction may vary from the projected results, and the variations may be material.

Miscellaneous. KBW acted as financial advisor to the FBCC Special Committee in connection with the proposed transaction and did not act as an advisor to or agent of any other person. As part of its investment banking business, KBW is regularly engaged in the valuation of BDC securities in connection with acquisitions, negotiated underwritings, secondary distributions of listed and unlisted securities, private placements and valuations for various other purposes. In the ordinary course of KBW and its affiliates’ broker-dealer businesses (and further to an existing sales and trading relationship between BSP and a KBW broker-dealer affiliate), KBW and its affiliates may from time to time purchase securities from, and sell securities to, FBCC and FBLC and have purchased and may in the future purchase securities from, and sell securities to, BSP and Franklin Resources, Inc. (an affiliate of BSP). In addition, as market makers in securities, KBW and its affiliates may from time to time have a long or short position in, and buy or sell, debt or equity securities of FBLC for its and their own respective accounts and for the accounts of its and their respective customers and clients.

Pursuant to the KBW engagement agreement, FBCC agreed to pay KBW cash fees of $1,000,000 in the aggregate, $300,000 of which became payable in connection with the engagement of KBW, $400,000 of which became payable with the rendering of KBW’s opinion and $300,000 of which is contingent upon the consummation of the transaction. FBCC also agreed to reimburse KBW for reasonable out-of-pocket expenses and disbursements incurred in connection with its engagement and to indemnify KBW against certain liabilities relating to or arising out of KBW’s engagement or KBW’s role in connection therewith.

Other than in connection with the present engagement, during the two years preceding the date of KBW’s opinion, KBW did not provide investment banking or financial advisory services to FBCC. During the two years preceding the date of KBW’s opinion, KBW did not provide investment banking or financial advisory services to FBLC. KBW may in the future provide investment banking and financial advisory services to FBCC, FBLC or BSP and receive compensation for such services.

Opinion of the Financial Advisor to the FBLC Special Committee

Pursuant to an engagement letter, dated May 26, 2023, FBLC and the FBLC Special Committee retained J.P. Morgan as financial advisor to the FBLC Special Committee in connection with the proposed Mergers and to deliver a fairness opinion in connection with the proposed Mergers.

In connection with J.P. Morgan’s fairness determination, the FBLC Special Committee directed J.P. Morgan to base its opinion on publicly available financial information, dated June 30, 2023, regarding the NAV per share of FBLC and FBCC, respectively, and to adjust such values using estimates of approximately $10.9 million of transaction expenses and the purchase accounting impact of the Mergers for FBLC and approximately $300,000 of transaction expenses and the purchase accounting impact of the Mergers for FBCC and, in the case of FBLC, a Tax Dividend of approximately $58.6 million, in each case as provided by BSP. As of June 30, 2023, after adjustment as described above, FBLC’s NAV per share was $6.96 and FBCC’s NAV per share was $15.02. If these were the NAVs per share on the Determination Date, FBLC Stockholders would receive 0.4631 shares of FBCC Common Stock for each share of FBLC Common Stock (the “J.P. Morgan June Exchange Ratio”).

At the meeting of the FBLC Special Committee on October 2, 2023, J.P. Morgan rendered its oral opinion to the FBLC Special Committee and, as requested by the FBLC Special Committee, to the FBLC Board, that, as of such date and based upon and subject to the factors and assumptions set forth in its opinion, the J.P. Morgan June Exchange Ratio was fair, from a financial point of view, to the holders of FBLC Common Stock other than BSP and its affiliates. J.P. Morgan has confirmed its oral opinion by delivering its written opinion to the FBLC Special Committee and the FBLC Board, dated October 2, 2023, that, as of such date, and subject to the factors and assumptions set forth in its opinion, the J.P. Morgan June Exchange Ratio was fair, from a financial point of view, to the holders of FBLC Common Stock other than BSP and its affiliates. For the avoidance of doubt, J.P. Morgan expressed no opinion as to the Merger Consideration or as to the Exchange Ratio as calculated as of the Determination Date.

The full text of the written opinion of J.P. Morgan, which sets forth, among other things, the assumptions made, matters considered and limits on the review undertaken, is attached as Annex D to this joint proxy statement/prospectus and is incorporated herein by reference. The summary of the opinion of J.P. Morgan set forth in this joint proxy statement/prospectus is qualified in its entirety by reference to the full text of such opinion. FBLC Stockholders are urged to read the opinion in its entirety. J.P. Morgan’s written opinion was addressed to the FBLC Special Committee and, as requested by the FBLC Special Committee, to the FBLC Board in connection with and for the purposes of its evaluation of the proposed Mergers, was directed only to the J.P. Morgan June Exchange Ratio and did not address any other aspect of the Mergers. The issuance of J.P. Morgan’s opinion was approved by a fairness committee of J.P. Morgan. The opinion does not constitute a recommendation to any FBLC Stockholder as to how such stockholder should vote with respect to the proposed Mergers or any other matter.

In arriving at its opinions, J.P. Morgan, among other things:

●	reviewed the Merger Agreement;

●	reviewed the joint proxy statement/prospectus of FBLC and FBCC with respect to the Mergers;

●	reviewed certain publicly available business and financial information concerning FBLC and FBCC and the industries in which they operate;

●	compared the financial and operating performance of FBLC and FBCC with publicly available information concerning certain other companies J.P. Morgan deemed relevant;

●	reviewed, at the direction of the FBLC Special Committee, certain internal financial analyses and forecasts prepared by the management of FBLA and FBCA (“BSP Management”) relating to FBLC’s and FBCC’s respective businesses (the “BSP Management Projections”), as well as the estimated amount and timing of cost savings and related expenses and synergies expected to result from the Mergers, including the impact of an increased leverage ratio and changes to the management fees and incentive fees payable by FBCC as a result of the New FBCC Advisory Agreement to be entered into between FBCC and FBCA in connection with, and contingent upon, the closing of the Mergers (collectively, the “Synergies”); and

●	performed such other financial studies and analyses and considered such other information as J.P. Morgan deemed appropriate for the purposes of its opinion.

In addition, J.P. Morgan held discussions with certain members of BSP Management with respect to certain aspects of the Mergers, and the past and current business operations of FBLC and FBCC, the financial condition and future prospects and operations of FBLC and FBCC, the effects of the Mergers on the financial condition and future prospects of FBLC and FBCC, and certain other matters J.P. Morgan believed necessary or appropriate to its inquiry.

In giving its opinion, J.P. Morgan relied upon and assumed the accuracy and completeness of all information that was publicly available or was furnished to or discussed with J.P. Morgan by FBLA, FBCA, FBLC and FBCC or otherwise reviewed by or for J.P. Morgan, and J.P. Morgan did not independently verify (and did not assume responsibility or liability for independently verifying) any such information or its accuracy or completeness. J.P. Morgan did not conduct and was not provided with any valuation or appraisal of any assets or liabilities, including the respective investment portfolios of FBLC and FBCC, nor did J.P. Morgan evaluate the solvency of FBLC or FBCC under any applicable laws relating to bankruptcy, insolvency or similar matters. In relying on financial analyses and forecasts provided to J.P. Morgan or derived therefrom, including the Synergies, J.P. Morgan assumed that they were reasonably prepared based on assumptions reflecting the best currently available estimates and judgments by BSP Management as to the expected future results of operations and financial condition of FBLC and FBCC to which such analyses or forecasts relate. J.P. Morgan expressed no view as to such analyses or forecasts (including the Synergies) or the assumptions on which they were based. J.P. Morgan also assumed that the Mergers will qualify as a tax-free reorganization for United States federal income tax purposes, and that the other transactions contemplated by the Merger Agreement will be consummated as described in the Merger Agreement and this joint proxy statement/prospectus. J.P. Morgan also assumed that the representations and warranties made by FBLC,FBCC, FBCA and Merger Sub in the Merger Agreement and the related agreements were and will continue to be true and correct in all respects material to its analysis. J.P. Morgan is not a legal, regulatory or tax expert and relied on the assessments made by advisors to FBLC with respect to such issues. J.P. Morgan further assumed that all material governmental, regulatory or other consents and approvals necessary for the consummation of the Mergers will be obtained without any adverse effect on FBLC or FBCC or on the contemplated benefits of the Mergers.

The projections furnished to J.P. Morgan were prepared by BSP Management. FBLC and FBCC do not publicly disclose internal management projections of the type provided to J.P. Morgan in connection with J.P. Morgan’s analysis of the proposed Mergers, and such projections were not prepared with a view toward public disclosure. These projections were based on numerous variables and assumptions that are inherently uncertain and may be beyond the control of BSP Management, including, without limitation, factors related to general economic and competitive conditions and prevailing interest rates. Accordingly, actual results could vary significantly from those set forth in such projections. For more information regarding the use of projections and other forward-looking statements, please refer to the section entitled “Certain Assumptions Provided by FBCA and FBLA Relied Upon by the Financial Advisor to the FBCC Special Committee and the Financial Advisor to the FBLC Special Committee” beginning on page 73 of this joint proxy statement/prospectus.

J.P. Morgan’s opinion was necessarily based on economic, market and other conditions as in effect on, and the information made available to J.P. Morgan as of, the date of such opinion. J.P. Morgan’s opinion noted that subsequent developments may affect J.P. Morgan’s opinion, and that J.P. Morgan does not have any obligation to update, revise, or reaffirm such opinion. J.P. Morgan’s opinion is limited to the fairness, from a financial point of view, to the holders of FBLC Common Stock, other than BSP and its affiliates, of the J.P. Morgan June Exchange Ratio, and J.P. Morgan has expressed no opinion as to the fairness of any consideration to the holders of any other class of securities, creditors or other constituencies of FBLC or the underlying decision by FBLC to engage in the Mergers. Furthermore, J.P. Morgan expressed no opinion with respect to the amount or nature of any compensation to any officers, directors, or employees of any party to the proposed Mergers, or any class of such persons relative to the J.P. Morgan June Exchange Ratio or with respect to the fairness of any such compensation. J.P. Morgan expressed no opinion as to the price at which FBLC’s Common Stock or FBCC’s Common Stock will trade at any future time.

The decision to enter into the Merger Agreement was solely that of the FBLC Board and the FBCC Board. J.P. Morgan’s opinion and financial analyses were only one of the many factors considered by the FBLC Special Committee in its evaluation of the proposed Mergers and should not be viewed as determinative of the views of the FBLC Board or the FBLC Special Committee or management with respect to the proposed Mergers or the J.P. Morgan June Exchange Ratio. J.P. Morgan notes that it was not authorized to and did not solicit any expressions of interest from any other parties with respect to the sale of all or any part of FBLC or any other alternative transaction.

In accordance with customary investment banking practice, J.P. Morgan employed generally accepted valuation methodologies in rendering its opinion to the FBLC Special Committee and, as requested by the FBLC Special Committee, to the FBLC Board on October 2, 2023 and contained in the presentation delivered to the FBLC Special Committee and the FBLC Board on such date in connection with the rendering of such opinion. The following is a summary of the material financial analyses utilized by J.P. Morgan in connection with rendering its opinion to the FBLC Special Committee and the FBLC Board and does not purport to be a complete description of the analyses or data presented by J.P. Morgan. Considering the data set forth below without considering the full narrative description of the financial analyses, including the methodologies and assumptions underlying the analyses, could create a misleading or incomplete view of J.P. Morgan’s analyses.

J.P. Morgan’s Financial Analyses

Public Trading Multiples Analysis

Using publicly available information, J.P. Morgan compared selected financial data of FBLC with similar data for selected publicly traded companies engaged in businesses which J.P. Morgan judged to be analogous to the businesses of FBLC and FBCC. The companies selected by J.P. Morgan are set forth in the table below. These companies were selected, among other reasons, because they (1) are publicly traded BDCs with market capitalizations between $250 million and $2.5 billion, (2) have portfolios at fair market value with an allocation of greater than 85% floating rate loans, (3) have portfolios at fair market value with an allocation of greater than 75% senior secured loans and (4) are not venture-focused BDCs. J.P. Morgan calculated and analyzed (1) the ratio of each selected company’s per share market price to NAV per share and (2) each selected company’s 2023E dividend yield and (3) each selected company’s 2024E dividend yield. In all instances, share prices were based on publicly available data as of September 29, 2023 and NAV was based on the latest available information for each selected company. The following presents the results of this analysis:

Company	Price/NAV	2023E Dividend Yield	2024E Dividend Yield
Golub Capital BDC	0.99x	9.5%	11.1%
Sixth Street Specialty Lending	1.22x	10.1%	9.8%
Goldman Sachs BDC	1.00x	12.4%	12.4%
Oaktree Specialty Lending	1.03x	10.9%	10.9%
MidCap Financial Investment Corp.	0.90x	11.1%	11.1%
Blackrock TCP Capital	0.91x	12.3%	11.6%
Crescent Capital BDC	0.87x	10.4%	11.0%
PennantPark Floating Rate	0.97x	11.3%	11.5%
Gladstone Capital	1.04x	9.9%	10.5%
Stellus Capital	1.00x	11.8%	11.8%
Saratoga Investment Corp.	0.90x	10.9%	10.9%
Whitehorse Finance Inc.	0.91x	12.4%	12.3%
BlackRock Capital Investment Corp.	0.86x	10.8%	10.8%

FBLC Public Trading Multiples Analysis

Based on the results of this analysis and on other factors J.P. Morgan considered appropriate, J.P. Morgan selected a range of Price/NAV multiples from 0.85x to 1.20x. J.P. Morgan then applied this range to FBLC’s adjusted NAV per share on June 30, 2023 of $6.96. The analysis resulted in an implied per share range for FBLC Common Stock of $5.91 to $8.35, as compared to the implied offer price per share of FBLC Common Stock of $6.96 (based on the J.P. Morgan June Exchange Ratio of 0.4631x and FBCC’s adjusted Q2 NAV per share of $15.02).

Based on the results of the above analysis and on other factors J.P. Morgan considered appropriate, J.P. Morgan selected a range of 2023E dividend yields of 9.5% to 12.4%. J.P. Morgan then applied this range to the BSP Management Projections for FBLC’s 2023E dividend per share of $0.66. The analysis resulted in an implied per share range for FBLC Common Stock of $5.03 to $6.61, as compared to the implied offer price per share of FBLC Common Stock of $6.96 (based on the J.P. Morgan June Exchange Ratio of 0.4631x and FBCC’s adjusted Q2 NAV per share of $15.02).

Based on the results of the above analysis and on other factors J.P. Morgan considered appropriate, J.P. Morgan selected a range of 2024E dividend yields of 9.8% to 12.4%. J.P. Morgan then applied this range to the BSP Management Projections for FBLC’s 2024E dividend per share of $0.68. The analysis resulted in an implied per share range for FBLC Common Stock of $5.19 to $6.60, as compared to the implied offer price per share of FBLC Common Stock of $6.96 (based on the J.P. Morgan June Exchange Ratio of 0.4631x and FBCC’s adjusted Q2 NAV per share of $15.02).

FBCC Public Trading Multiples Analysis

Based on the results of this analysis and on other factors J.P. Morgan considered appropriate, J.P. Morgan selected a range of Price/NAV multiples from 0.85x to 1.20x. J.P. Morgan then applied this range to FBCC’s adjusted NAV per share on June 30, 2023 of $15.02. The analysis resulted in an implied per share range for FBCC Common Stock of $12.77 to $18.02, as compared to the adjusted FBCC Q2 NAV per share of $15.02.

Based on the results of the above analysis and on other factors J.P. Morgan considered appropriate, J.P. Morgan selected a range of 2023E dividend yields of 9.5% to 12.4%. J.P. Morgan then applied this range to the BSP Management Projections for FBCC’s 2023E dividend per share of $1.74. The analysis resulted in an implied per share range for FBCC Common Stock of $14.06 to $18.23, as compared to the adjusted FBCC Q2 NAV per share of $15.02.

Based on the results of the above analysis and on other factors J.P. Morgan considered appropriate, J.P. Morgan selected a range of 2024E dividend yields of 9.8% to 12.4%. J.P. Morgan then applied this range to the BSP Management Projections for FBCC’s 2024E dividend per share of $1.44. The analysis resulted in an implied per share range for FBCC Common Stock of $11.65 to $14.64, as compared to the adjusted FBCC Q2 NAV per share of $15.02.

Dividend Discount Analysis

FBLC Dividend Discount Analysis.

J.P. Morgan conducted a dividend discount analysis for the purpose of determining the equity value per share for FBLC Common Stock. In performing its analysis, J.P. Morgan used, among others, the following assumptions, which were reviewed and approved by BSP Management:

●	a June 30, 2023 valuation date;

●	a range for the cost of equity of 10.0% to 11.0%;

●	a range of terminal values based on year end 2027 estimated NAV per share and calculated by applying a Price/NAV multiple range of 0.85x to 1.20x;

●	earnings and asset assumptions based on BSP Management Projections for the second half of 2023 through 2027; and

●	transaction-related adjustments of $(0.30) per share.

These calculations resulted in an implied range of adjusted equity values per share for FBLC Common Stock of $5.48 to $7.23 on a standalone basis (i.e., without Synergies), as compared to the implied offer price per share of FBLC Common Stock of $6.96 (based on the J.P. Morgan June Exchange Ratio of 0.4631x and FBCC’s adjusted Q2 NAV per share of $15.02).

FBCC Dividend Discount Analysis.

J.P. Morgan conducted a dividend discount analysis for the purpose of determining the fully diluted equity value per share for FBCC Common Stock. In performing its analysis, J.P. Morgan used, among others, the following assumptions, which were reviewed and approved by BSP Management:

●	a June 30, 2023 valuation date;

●	a range for the cost of equity of 10.0% to 11.0%;

●	a range of terminal values based on year end 2027 estimated NAV per share and calculated by applying a Price/NAV multiple range of 0.85x to 1.20x;

●	earnings and asset assumptions based on BSP Management Projections for the second half of 2023 through 2027; and

●	transaction-related adjustments of $(0.01) per share.

These calculations resulted in an implied range of adjusted equity values per share for FBCC Common Stock of $12.06 to $15.64 on a standalone basis (i.e., without Synergies), as compared to the adjusted FBCC Q2 NAV per share of $15.02.

Relative Value Analysis

Based upon the implied equity values per share for FBLC and FBCC calculated above in “— Public Trading Multiples Analysis — FBLC Public Trading Multiples Analysis,” “— Public Trading Multiples Analysis — FBCC Public Trading Multiples Analysis,” “— Dividend Discount Analysis — FBLC Dividend Discount Analysis” and “ — Dividend Discount Analysis — FBCC Dividend Discount Analysis,” J.P. Morgan derived a range of implied exchange ratios based on a comparison of a share of FBLC Common Stock to a share of FBCC Common Stock, as shown in the table below. For each comparison, J.P. Morgan divided the highest equity value per share for FBLC by the lowest equity value per share for FBCC to derive the highest exchange ratio implied by each set of reference ranges. J.P. Morgan also divided the lowest equity value per share for FBLC by the highest equity value per share for FBCC to derive the lowest exchange ratio implied by each set of reference ranges. The implied exchange ratios resulting from J.P. Morgan’s analysis were:

Range of Implied Exchange Ratios

Public Trading Multiples Analysis	Low	High
P/NAV	0.3280x	0.6537x
2023E dividend yield	0.2758x	0.4700x
2024E dividend yield	0.3545x	0.5670x
Dividend Discount Analysis	0.3507x	0.5994x

The implied exchange ratio for FBLC and FBCC were compared to the J.P. Morgan June Exchange Ratio of 0.4631x of a share of FBLC Common Stock for a share of FBCC Common Stock.

Intrinsic Value Creation Analysis

J.P. Morgan conducted an analysis of the theoretical value creation to the existing holders of FBLC Common Stock that compared the implied equity value per share of FBLC Common Stock derived from a dividend discount analysis on a standalone basis to the pro forma combined company implied equity value per share, taking into account the estimated Synergies. The pro forma combined company equity value per share was equal to (1) the sum of (a) the implied equity value of FBLC using the midpoint discount rate value of 10.5% and a Price/NAV terminal value multiple of 1.00x, including the impact of capitalized transaction-related expenses allocated to FBLC and its standalone tax distribution, plus (b) the implied equity value of FBCC using the midpoint discount rate value of 10.5% and a Price/NAV terminal value multiple of 1.00x, including the impact of capitalized transaction-related expenses allocated to FBCC, plus (c) the total value of the Synergies, including FBLC’s and FBCC’s management fee and incentive normalizations, the impact of levering the pro forma entity to 1.20x and an estimated $4 million of annual general and administrative cost savings, divided by (2) the pro forma basic number of shares outstanding of FBCC based on the J.P. Morgan June Exchange Ratio of 0.4631. The total value of the Synergies was assessed using (1) a midpoint discount rate of 10.5% and (2) a terminal growth rate of 0% applied to the 2027E incremental net investment income, with the exception of the FBCC fee normalization which is assumed to have zero terminal value. The intrinsic value creation analysis indicated that at the J.P. Morgan June Exchange Ratio of 0.4631, the Mergers would create hypothetical incremental implied value for holders of FBLC Common Stock.

Miscellaneous

The foregoing summary of certain material financial analyses does not purport to be a complete description of the analyses or data presented by J.P. Morgan. The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analysis or summary description. J.P. Morgan believes that the foregoing summary and its analyses must be considered as a whole and that selecting portions of the foregoing summary and these analyses, without considering all of its analyses as a whole, could create an incomplete view of the processes underlying the analyses and its opinion. As a result, the ranges of valuations resulting from any particular analysis or combination of analyses described above were merely utilized to create points of reference for analytical purposes and should not be taken to be the view of J.P. Morgan with respect to the actual value of FBLC or FBCC. The order of analyses described does not represent the relative importance or weight given to those analyses by J.P. Morgan. In arriving at its opinion, J.P. Morgan did not attribute any particular weight to any analyses or factors considered by it and did not form an opinion as to whether any individual analysis or factor (positive or negative), considered in isolation, supported or failed to support its opinion. Rather, J.P. Morgan considered the totality of the factors and analyses performed in determining its opinion.

Analyses based upon forecasts of future results are inherently uncertain, as they are subject to numerous factors or events beyond the control of the parties and their advisors. Accordingly, forecasts and analyses used or made by J.P. Morgan are not necessarily indicative of actual future results, which may be significantly more or less favorable than suggested by those analyses. Moreover, J.P. Morgan’s analyses are not and do not purport to be appraisals or otherwise reflective of the prices at which businesses actually could be acquired or sold. None of the selected companies reviewed as described in the above summary is identical to FBLC or FBCC. However, the companies selected were chosen because they are publicly traded companies with operations and businesses that, for purposes of J.P. Morgan’s analysis, may be considered similar to those of FBLC and FBCC. The analyses necessarily involve complex considerations and judgments concerning differences in financial and operational characteristics of the companies involved and other factors that could affect the companies compared to FBLC and FBCC.

As a part of its investment banking business, J.P. Morgan and its affiliates are continually engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, investments for passive and control purposes, negotiated underwritings, secondary distributions of listed and unlisted securities, private placements, and valuations for corporate and other purposes. J.P. Morgan was selected to advise the FBLC Special Committee with respect to the Mergers on the basis of, among other things, such experience and its qualifications and reputation in connection with such matters and its familiarity with FBLC, FBCC and the industries in which they operate.

For services rendered in connection with the Mergers, FBLC has agreed to pay J.P. Morgan a fee of up to $5 million, of which $3 million became payable by FBLC to J.P. Morgan in connection with J.P. Morgan’s delivery of its opinion, and the balance of which becomes payable upon the consummation of the Mergers, including, if payable, a discretionary fee of $1 million, payable in the sole discretion of FBLC based on its assessment of J.P. Morgan’s performance of its services. In addition, FBLC has agreed to reimburse J.P. Morgan for its expenses incurred in connection with its services, including the fees and disbursements of counsel, and will indemnify J.P. Morgan against certain liabilities arising out of J.P. Morgan’s engagement. During the two years preceding the date of J.P. Morgan’s opinion, J.P. Morgan and its affiliates have had commercial or investment banking relationships with FBLC for which J.P. Morgan and such affiliates have received customary compensation. Such services during such period have included acting as joint lead arranger and bookrunner on a syndicated credit facility in June 2022. In addition, during the two years preceding the date of this letter, J.P. Morgan and its affiliates have had commercial or investment banking relationships with Franklin Resources, Inc. (“Franklin Resources”), an affiliate of BSP, for which J.P. Morgan and such affiliates have received customary compensation. Such services during such period have included acting as co-lead manager and joint bookrunner on a debt securities offering in September 2023 and sole lead manager and bookrunner on a debt securities offering in October 2021. In addition, J.P. Morgan’s commercial banking affiliate is an agent bank and a lender under outstanding credit facilities of FBLC, for which it receives customary compensation or other financial benefits. During the two year period preceding delivery of its opinion on October 2, 2023, the aggregate fees recognized by J.P. Morgan from FBLC were approximately $1.5 million and the aggregate fees recognized from Franklin Resources were approximately $51 million. In addition, J.P. Morgan and its affiliates hold, on a proprietary basis, less than 1% of the outstanding FBLC Common Stock and outstanding common stock of Franklin Resources. In the ordinary course of their businesses, J.P. Morgan and its affiliates may actively trade the debt and equity securities or financial instruments (including derivatives, bank loans or other obligations) of FBLC for their own accounts or for the accounts of customers and, accordingly, they may at any time hold long or short positions in such securities or other financial instruments.

Certain Assumptions Provided by FBCA and FBLA Relied Upon by the Financial Advisor to the FBCC Special Committee and the Financial Advisor to the FBLC Special Committee

Neither FBCC nor FBLC (or FBCA or FBLA on their behalf), as a matter of course, makes public long-term projections as to their respective future investment income, net investment income or other results due to, among other reasons, the inherent uncertainty of the underlying assumptions and estimates. However, FBCA and FBLA prepared certain unaudited forecasted financial information, which was made available to the FBCC Special Committee, the FBLC Special Committee, the FBCC Board and the FBLC Board in connection with their evaluation of the proposed Mergers and to KBW and J.P. Morgan, who were authorized and directed to use and rely upon such information for purposes of the financial analyses performed in connection with their respective opinions. The prospective financial information contained in this joint proxy statement/prospectus was prepared for internal use and not with a view to public disclosure and is being included in this joint proxy statement/prospectus only because the prospective financial information was provided to the FBCC Special Committee, the FBLC Special Committee, the FBCC Board and the FBLC Board in connection with their evaluation of the proposed Mergers. The summary of the projections and prospective financial information included in this joint proxy statement/prospectus are not being provided to influence the decision of FBCC Stockholders to vote for the FBCC Advisory Agreement Proposal or FBLC Stockholders to vote for the Merger Proposal.

The prospective financial information was not prepared with a view to compliance with the published guidelines of the SEC or the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of prospective financial information. The prospective financial information does not purport to present operations in accordance with U.S. generally accepted accounting principles, and FBCC’s and FBLC’s registered public accounting firms have not examined, compiled or otherwise applied procedures to the prospective financial information and accordingly assume no responsibility for such information.

The prospective financial information provided by FBCA and FBLA on behalf of FBCC and FBLC, respectively, was based solely on the information available to their management at that time. The inclusion of the prospective financial information in this joint proxy statement/prospectus should not be regarded as an indication that the prospective financial information will be necessarily predictive of actual future results, and the forecasts should not be relied upon as such. None of FBCC, FBLC, FBCA, FBLA or any other person makes any representation to any security holders regarding the ultimate performance of FBCC or FBLC, as applicable, compared to the prospective financial information set forth in this joint proxy statement/prospectus.

Although presented with numerical specificity, the prospective financial information is not fact and reflects numerous assumptions and estimates as to future events made by FBCA and FBLA of FBCC or FBLC, respectively, that were believed to be reasonable at the time the prospective financial information was prepared and other factors such as industry performance and general business, economic, regulatory, market and financial conditions, as well as factors specific to the businesses of FBCC and FBLC, all of which are difficult to predict and many of which are beyond the control of FBCC and FBLC. Other persons attempting to project the future results of FBCC and FBLC will make their own assumptions that could result in projections materially different than those presented in this joint proxy statement/prospectus. In addition, the prospective financial information does not take into account any circumstances or events occurring after the date that they were prepared. Further, the prospective financial information does not take into account the effect of any failure to occur of the Mergers. Accordingly, there can be no assurance that the prospective financial information will be realized, and actual results could vary significantly from those reflected in the prospective financial information.

Neither FBCC nor FBLC intends to update or otherwise revise the prospective financial information to reflect circumstances existing after the date when made or to reflect the occurrence of future events even in the event that any or all of the assumptions underlying the prospective financial information are shown to be in error.

The projections and prospective financial information in this joint proxy statement/prospectus are forward-looking statements. These statements involve certain risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. See “Special Note Regarding Forward-Looking Statements.”

Standalone Projections

The following is a summary of the standalone forecasts. The standalone forecasts were prepared by FBCA’s and FBLA’s management based solely on the information available to them at that time. The standalone forecasts were finalized in September 2023.

Values in millions, except per share data.

FBCC Projections

	12/31/23	12/31/24	12/31/25	12/31/26	12/31/27
Estimated Net Investment Income	$52.7	$44.2	$40.4	$42.5	$37.6
Estimated Net Investment Income Per Share	$1.77	$1.44	$1.32	$1.39	$1.23
Estimated Dividend Distributions Per Share	$1.74	$1.44	$1.32	$1.39	$1.23

FBLC Projections

	12/31/23	12/31/24	12/31/25	12/31/26	12/31/27
Estimated Net Investment Income	$163.6	$157.3	$148.1	$147.2	$141.1
Estimated Net Investment Income Per Share	$0.71	$0.68	$0.64	$0.64	$0.61
Estimated Dividend Distributions Per Share	$0.66	$0.68	$0.64	$0.64	$0.61

Pro Forma Projections

FBCA and FBLA made available the following information with respect to the combined company on a pro forma basis after giving effect to the Mergers and the New FBCC Advisory Agreement, assuming the Mergers had closed on December 31, 2023 and reflecting, among other things, assumptions regarding the cost savings expected to result from the Mergers:

	12/31/23	12/31/24	12/31/25	12/31/26	12/31/27
Estimated Net Investment Income	N/A	$209.4	$194.1	$187.8	$181.6
Estimated Net Investment Income Per Share	N/A	$1.52	$1.41	$1.36	$1.32
Estimated Dividend Distributions Per Share	N/A	$1.52	$1.41	$1.36	$1.32

Regulatory Approvals Required for the Mergers

The obligations of FBCC and FBLC to complete the Mergers are subject to the satisfaction or waiver of certain conditions, including the condition that all regulatory approvals required by law to consummate the transactions contemplated by the Merger Agreement, including the Mergers, have been obtained and remain in full force and effect, and all statutory waiting periods required by applicable law in respect thereof have expired (including expiration of the applicable waiting period under the HSR Act). FBCC and FBLC have agreed to cooperate with each other and use their reasonable best efforts to obtain all licenses, permits, variances, exemptions, approvals, qualifications or orders from any governmental or regulatory authority necessary to consummate the Mergers.

There can be no assurance that such regulatory approvals will be obtained, that such approvals will be received on a timely basis or that such approvals will not impose conditions or requirements that, individually or in the aggregate, would or could reasonably be expected to have a material adverse effect on the financial condition, results of operations, assets or business of the combined company following completion of the Mergers.

Third Party Consents Required for the Mergers

Under the Merger Agreement, FBCC and FBLC have agreed to cooperate with each other and use reasonable best efforts to take, or cause to be taken, in good faith, all actions, and to do, or cause to be done, all things necessary, including to promptly prepare and file all necessary documentation, to effect all applications, notices, petitions and filings (including any required applications, notices or other filings under the HSR Act), to obtain as promptly as practicable all permits of all governmental entities and all permits, consents, approvals, confirmations and authorizations of all third parties, in each case, that are necessary or advisable, to consummate the transactions contemplated by the Merger Agreement (including the Mergers) in the most expeditious manner practicable, and to comply with the terms and conditions of all such permits, consents, approvals and authorizations of all such third parties and governmental entities. There can be no assurance that any permits, consents, approvals, confirmations or authorizations will be obtained or that such permits, consents, approvals, confirmations or authorizations will not impose conditions or requirements that, individually or in the aggregate, would or could reasonably be expected to have a material adverse effect on the financial condition, results of operations, assets or business of the combined company following the Mergers.

DESCRIPTION OF THE MERGER AGREEMENT

The following summary, which includes the material terms of the Merger Agreement, is qualified by reference to the complete text of the Merger Agreement, which is attached as Annex A to this joint proxy statement/prospectus. This summary does not purport to be complete and may not contain all of the information about the Merger Agreement that is important to you. FBCC and FBLC encourage you to read the Merger Agreement carefully and in its entirety.

Structure of the Mergers

Subject to the terms and conditions of the Merger Agreement, at the Effective Time, Merger Sub will be merged with and into FBLC. FBLC will be the surviving company and will continue its existence as a corporation under the laws of the State of Maryland. As of the Effective Time, the separate corporate existence of Merger Sub will cease. Immediately after the occurrence of the Effective Time, in the Second Merger, the surviving company will merge with and into FBCC in accordance with the Maryland General Corporation Law (the “MGCL”) and the Delaware General Corporation Law (the “DGCL”) with FBCC continuing as the surviving company.

Closing; Completion of the Proposed Mergers

It is currently expected that the Mergers will be completed promptly following receipt of the required stockholder approvals at the FBCC Special Meeting and the FBLC Special Meeting and satisfaction or waiver of the other closing conditions set forth in the Merger Agreement.

On the terms and subject to the conditions set forth in the Merger Agreement, the Closing will take place by remote communication and by the exchange of signatures by electronic transmission on the date that is three (3) business days after the satisfaction or waiver of the latest to occur of the conditions to closing set forth in the Merger Agreement (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or waiver of such conditions), unless otherwise agreed in writing by the parties to the Merger Agreement.

The Merger will become effective as set forth in the articles of merger that will be filed with, and accepted for record by, the State Department of Assessments and Taxation of Maryland. The Second Merger will become effective as set forth in (i) the articles of merger that will be filed with, and accepted for record by, the State Department of Assessments and Taxation of Maryland and (ii) the certificate of ownership and merger that will be filed with, and accepted for record by, the Secretary of State of the State of Delaware.

Assuming approval of the proposals presented at the FBCC Special Meeting and the FBLC Special Meeting and the other conditions to closing the Mergers are satisfied or waived, FBCC and FBLC expect to complete the Mergers in early 2024.

Merger Consideration

At the Effective Time, each share of FBLC Common Stock issued and outstanding immediately prior to the Effective Time (other than Cancelled Shares) will be converted into the right to receive a number of shares of FBCC Common Stock equal to the Exchange Ratio (cash will be paid in lieu of fractional shares).

As of the Determination Date, each of FBLC and FBCC will deliver to the other a calculation of its NAV as of such date, in each case using the same set of assumptions, methodologies and adjustments as has been historically used in preparing such calculation. Based on such calculations, the parties will calculate the FBLC Per Share NAV and the FBCC Per Share NAV. The “Exchange Ratio” will be equal to the quotient (rounded to four decimal places) of (i) the FBLC Per Share NAV divided by (ii) the FBCC Per Share NAV.

FBLC and FBCC will update and redeliver the Closing FBLC Net Asset Value or the Closing FBCC Net Asset Value, respectively, in the event that the Closing is subsequently materially delayed or there is a material change to such calculation between the Determination Date and the Closing and as needed to ensure that the calculation is determined within 48 hours (excluding Sundays and holidays) prior to the Effective Time.

Each of FBLC and FBCC will use the portfolio valuation policies and procedures approved by the FBLC Board or the FBCC Board, as applicable, for valuing the securities and other assets of FBLC or FBCC, as applicable, as of June 30, 2023, unless otherwise agreed by each of the FBCC Board and the FBLC Board. The portfolio valuation policies and procedures approved by the FBLC Board and the FBCC Board are the same.

The Exchange Ratio will be appropriately adjusted (to the extent not already taken into account in determining the Closing FBLC Net Asset Value and/or the Closing FBCC Net Asset Value, as applicable) if, between the Determination Date and the Effective Time, the respective outstanding shares of FBCC Common Stock or FBLC Common Stock have been increased or decreased or changed into or exchanged for a different number or kind of shares or securities, in each case, as a result of any reclassification, recapitalization, stock split, reverse stock split, split-up, combination or exchange of shares, or if a stock dividend or dividend payable in any other securities will be authorized and declared with a record date within such period.

No certificates or scrip representing fractional shares of FBCC Common Stock will be issued upon the conversion of FBLC Common Stock into the right to receive shares of FBCC Common Stock. In lieu of any such fractional shares, each FBLC Stockholder who would otherwise be entitled to such fractional shares will be entititled to an amount in cash, without interest, rounded down to the nearest cent, equal to the product of (i) the amount of the fractional share interest in a share of FBCC Common Stock to which such holder would otherwise be entitled, as so rounded pursuant to the immediately following sentence, and (ii) the FBCC Per Share NAV. All fractional shares to which a single FBLC Stockholder as of immediately prior to the Effective Time would be otherwise entitled to receive will be aggregated and calculations will be rounded to three (3) decimal places.

Conversion of Shares; Exchange of Book-Entry Shares

At the Effective Time, each share of FBLC Common Stock issued and outstanding immediately prior to the Effective Time (other than Cancelled Shares) will be converted into the right to receive the Merger Consideration. Each such share of FBLC Common Stock will no longer be outstanding and will be automatically cancelled and cease to exist as of the Effective Time, and the holders of book-entry shares (“Book-Entry Shares”) which immediately prior to the Effective Time represented such FBLC Common Stock, will cease to have any rights with respect to such FBLC Common Stock other than the right to receive the Merger Consideration and any dividends or other distributions payable in accordance with the terms of the Merger Agreement upon surrender of such Book-Entry Shares in accordance with the terms of the Merger Agreement.

After the Effective Time, the stock transfer books of FBLC will be closed, and there will be no further transfers on the stock transfer books of FBLC of the shares of FBLC Common Stock that were issued and outstanding immediately prior to the Effective Time.

Letter of Transmittal

As promptly as practicable following the Effective Time and in any event not later than the second business day thereafter, FBCC will cause an exchange agent that is appointed prior to the Closing (the “Exchange Agent”) to mail to each holder of record of a Book-Entry Share that immediately prior to the Effective Time represented outstanding shares of FBLC Common Stock: (i) a letter of transmittal, which will specify that delivery will be effected, and risk of loss and title to the Book-Entry Shares will pass, only upon proper delivery of the Book-Entry Shares to the Exchange Agent and which will be in the form and have such other provisions as FBCC and FBLC may reasonably specify (such letter of transmittal, the “Letter of Transmittal”) and (ii) instructions for use in effecting the surrender of the Book-Entry Shares in exchange for (A) the number of shares of FBCC Common Stock representing, in the aggregate, the whole number of shares that such holder has the right to receive in respect of such Book-Entry Shares, (B) any dividends or other distributions payable and (C) any cash in lieu of fractional shares of FBCC Common Stock payable pursuant to the terms of the Merger Agreement.

Upon surrender of a Book-Entry Share for cancellation to the Exchange Agent, together with a Letter of Transmittal duly completed and validly executed in accordance with the instructions thereto, and such other documents as may be required pursuant to such instructions, the holder of such Book-Entry Share will be entitled to receive in exchange therefor, and FBCC will cause the Exchange Agent to pay and deliver in exchange thereof as promptly as practicable, but in any event within two business days following the Exchange Agent’s receipt of such Book-Entry Share, such duly completed and validly executed Letter of Transmittal and such other documents, (A) the number of shares of FBCC Common Stock representing, in the aggregate, the whole number of shares that such holder has the right to receive in respect of such Book-Entry Shares, (B) any dividends or other distributions payable and (C) any cash in lieu of fractional shares of FBCC Common Stock payable pursuant to the terms of the Merger Agreement, and the Book-Entry Share so surrendered will be forthwith canceled. The Exchange Agent will accept such Book-Entry Shares upon compliance with such reasonable terms and conditions as the Exchange Agent may impose to effect an orderly exchange thereof in accordance with normal exchange practices. No interest will be paid or accrued for the benefit of holders of the Book-Entry Shares on the cash payable upon the surrender of the Book-Entry Shares.

Withholding

FBCC or the exchange agent, as applicable, will be entitled to deduct and withhold from any amounts payable to any FBLC Stockholder such amounts as it determines in good faith are required to be deducted and withheld with respect to the making of such payment under applicable tax laws. To the extent that amounts are withheld and paid over to the appropriate governmental entity, such withheld amounts will be treated as having been paid to FBLC Stockholders from whom they were withheld.

Representations and Warranties

The Merger Agreement contains representations and warranties by each of FBCC and Merger Sub, on the one hand, and FBLC, on the other hand, subject to specified exceptions and qualifications, relating to, among other things:

●	corporate organization and qualification, including with respect to consolidated subsidiaries;

●	capitalization and subsidiaries;

●	power and authority to execute, deliver and perform obligations under the Merger Agreement and the New FBCC Advisory Agreement, as applicable, and the absence of violations of (1) organizational documents, (2) laws or orders or (3) permits, contracts or other obligations;

●	required government filings and consents;

●	SEC reports;

●	financial statements, including the status of internal controls and disclosure controls and procedures;

●	broker’s fees;

●	absence of certain changes and actions since December 31, 2022;

●	compliance with applicable laws, maintenance of appropriate permits and no disqualifications of affiliated persons;

●	the accuracy and completeness of information supplied for inclusion in this joint proxy statement/prospectus and the registration statement of which this joint proxy statement/prospectus forms a part;

●	tax matters;

●	absence of certain litigation, orders or investigations;

●	employment and labor matters, including with respect to the absence of employees and employee benefit plans;

●	material contracts and certain other types of contracts;

●	insurance coverage;

●	intellectual property matters;

●	no real property ownership or leases;

●	investment assets;

●	state takeover laws;

●	solely in the case of FBLC, absence of dissenters’ rights, appraisal rights or rights of an objecting stockholder;

●	valuation of certain investment assets;

●	opinions of the financial advisor to the FBCC Special Committee and the financial advisor to the FBLC Special Committee; and

●	bankruptcy matters.

The Merger Agreement contains representations and warranties by FBCA, subject to specified exceptions and qualifications, relating to:

●	organization and qualification;

●	power and authority to execute, deliver and perform obligations under the Merger Agreement and the New FBCC Advisory Agreement, and the absence of violations of (1) organizational documents, (2) laws or orders or (3) permits, contracts or other obligations;

●	compliance with applicable laws and maintenance of appropriate permits;

●	absence of certain litigation, orders or investigations;

●	the accuracy of information supplied or to be supplied by FBCA for inclusion in this joint proxy statement/prospectus and the registration statement of which this joint proxy statement/prospectus forms a part; and

●	the financial resources of FBCA.

These representations and warranties were made as of specific dates, may be subject to important qualifications and limitations agreed to by the parties in connection with negotiating the terms of the Merger Agreement and may have been included in the Merger Agreement for the purpose of allocating risk between the parties rather than to establish matters as facts. The Merger Agreement is described in, and included as Annex A to, this document only to provide you with information regarding its terms and conditions and not to provide any other factual information regarding the parties or their respective businesses. Accordingly, the representations and warranties and other provisions of the Merger Agreement should not be read alone, but instead should be read only in conjunction with the information provided elsewhere in this document.

For purposes of the Merger Agreement, “material adverse effect” with respect to FBCC, FBLC or FBCA, as applicable, means any event, development, change, effect or occurrence that is, or would reasonably be expected to be, individually or in the aggregate, materially adverse to (1) the business, operations, condition (financial or otherwise) or results of operations of such party and its consolidated subsidiaries, taken as a whole, or (2) the ability of such party to timely perform its material obligations under the Merger Agreement or consummate the Mergers and the other transactions contemplated thereby. None of the following events, developments, changes, effects or occurrences will constitute or be taken into account in determining whether a material adverse effect has occurred or is reasonably expected to occur with respect to clause (1) in the immediately preceding sentence:

●	changes in general economic, social or political conditions or financial markets in general, including the commencement or escalation of a war, armed hostilities or other material international or national calamity or acts of terrorism or earthquakes, hurricanes, other natural disasters or acts of God, COVID-19 or any other pandemic (including the impact on economies generally and the results of any actions taken by governmental entities in response thereto);

●	general changes or developments in the industries in which such party and its consolidated subsidiaries operate, including general changes in law across such industries;

●	the announcement of the Merger Agreement or the transactions contemplated thereby or the identities of the parties to the Merger Agreement; and

●	the failure to meet internal or public projections or forecasts for any period (provided that the underlying cause of such failure will be considered in determing whether there is a material adverse effect).

The events, developments, changes, effects and occurrences set forth in the first two bullets in the immediately preceding paragraph will otherwise be taken into account in determining whether a material adverse effect has occurred to the extent such events, developments, changes, effects or occurrences have a materially disproportionate adverse impact on such party and its consolidated subsidiaries, taken as whole, relative to other participants of similar sizes engaged in the industries in which such party conducts its businesses.

Conduct of Business Pending Completion of the Mergers

Each of FBCC and FBLC has agreed that, until the earlier of the Effective Time and the date, if any, on which the Merger Agreement is terminated, except as may be required by law, as expressly permitted by the Merger Agreement or with the prior written consent of FBCC (with respect to FBLC) and FBLC (with respect to FBCC), which prior written consent will not be unreasonably delayed, conditioned or withheld, it will, and will cause each of its consolidated subsidiaries to, conduct its business in the ordinary course of business and consistent with past practice and each of FBLC’s and FBCC’s investment objectives and policies as publicly disclosed, respectively, and use reasonable best efforts to maintain and preserve intact its business organization and existing business relationships. However, in response to COVID-19, each of FBLC and FBCC may, in connection therewith, take any commercially reasonable actions that FBLC or FBCC, as applicable, determine are necessary or prudent for such party to take in connection with (i) events surrounding any pandemic or public health emergency caused by COVID-19, (ii) reinitiating or suspending operation of all or a portion of its facilities, (iii) mitigating the adverse effects of such events, pandemic or public health emergency on its business, and (iv) to ensure compliance with any law.

In addition, until the earlier of the Effective Time and the date, if any, on which the Merger Agreement is terminated, each of FBCC and FBLC has agreed that, except as may be required by law, as expressly permitted by the Merger Agreement or as previously disclosed, and acting in a manner consistent with the immediately preceding paragraph, it will not, and will not permit any of its consolidated subsidiaries to, directly or indirectly, without the prior written consent of FBLC or FBCC, as applicable (which prior written consent will not be unreasonably delayed, conditioned or withheld):

●	other than pursuant to its DRIP as in effect as of the date of the Merger Agreement, issue, deliver, sell or grant, or encumber or pledge, or authorize the creation of (i) any shares of its capital stock, (ii) any voting debt or other voting securities or (iii) any securities convertible into or exercisable or exchangeable for, or any other rights to acquire, any such shares or other securities;

●	make, authorize, declare, pay or set aside any dividend in respect of, or declare or make any distribution on, any shares of its capital stock, except for (A) the authorization, announcement and payment of regular quarterly cash distributions payable on a quarterly basis consistent with past practices and its investment objectives and policies as publicly disclosed, (B) the authorization and payment of any dividend or distribution necessary for it to maintain its qualification as a RIC or avoid the imposition of any income or excise tax (a “Tax Dividend”) or (C) dividends payable by any of its direct or indirect wholly owned consolidated subsidiaries to it or another direct or indirect wholly owned consolidated subsidiary; (ii) adjust, split, combine, reclassify or take similar action with respect to any of its capital stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for shares of its capital stock; or (iii) purchase, redeem or otherwise acquire, any shares of its capital stock or any rights, warrants or options to acquire, or securities convertible into, such capital stock;

●	sell, transfer, lease, mortgage, encumber or otherwise dispose of any of its assets or properties, except for (i) sales, transfers, leases, mortgages, encumbrances or other dispositions in the ordinary course of business consistent with past practice and its investment objectives and policies as publicly disclosed, or (ii) encumbrances required to secure permitted indebtedness of it or any of its consolidated subsidiaries;

●	acquire or agree to acquire all or any portion of the assets, business or properties of any other person or entity, whether by merger, consolidation, purchase or otherwise or make any other investments, except in a transaction conducted in the ordinary course of business consistent with its investment objectives and policies as publicly disclosed;

●	amend any of its governing documents or similar governing documents of any of its consolidated subsidiaries;

●	implement or adopt any material change in its tax or financial accounting principles, practices or methods, other than as required by applicable law, GAAP, the SEC or applicable regulatory requirements;

●	take any action or knowingly fail to take any action that would, or would reasonably be expected to (i) materially delay or materially impede the ability of the parties to consummate the transactions contemplated by the Merger Agreement or (ii) prevent the Mergers from qualifying as a “reorganization” under Section 368(a) of the Code, provided that the foregoing will not preclude it from declaring or paying any Tax Dividend on or before the Closing Date;

●	incur any indebtedness for borrowed money or guarantee any indebtedness of another person or entity, except for (i) draw-downs with respect to any previously disclosed financing arrangements existing as of the date of the Merger Agreement and obligations to fund commitments to portfolio companies entered into in the ordinary course of business and (ii) indebtedness that is otherwise permitted pursuant to the terms of the Merger Agreement;

●	make or agree to make any new capital expenditure, other than obligations to fund commitments to portfolio companies entered into in the ordinary course of business;

●	file or amend any material tax return other than in the ordinary course of business and consistent with past practice and its investment objectives and policies as publicly disclosed; make, change or revoke any material tax election; or settle or compromise any material tax liability or refund;

●	take any action, or knowingly fail to take any action, which action or failure to act is reasonably likely to cause it to fail to qualify or not be subject to tax as a RIC;

●	enter into any new line of business (except for any portfolio companies in which it or any of its consolidated subsidiaries has made a debt or equity investment that is, would or should be reflected in the schedule of investments included in its quarterly or annual periodic reports that are filed with the SEC);

●	other than in the ordinary course of business consistent with past practice and its investment objectives and policies as publicly disclosed, or as otherwise permitted pursuant to the terms of the Merger Agreement, enter into any material contract;

●	other than in the ordinary course of business consistent with past practice and its investment objectives and policies as publicly disclosed, terminate, cancel, renew or agree to any material amendment of, change in or waiver under any material contract (other than material contracts related to indebtedness permitted pursuant to the terms of the Merger Agreement);

●	settle any proceeding against it, except for proceedings that (i) are settled in the ordinary course of business consistent with past practice and its investment objectives and policies as publicly disclosed, in an amount not in excess of $2,500,000 in the aggregate (after reduction by any insurance proceeds actually received), (ii) would not impose any material restriction on the conduct of business of it or any of its consolidated subsidiaries or, after the Effective Time, in the case of FBLC, FBCC, the surviving company or any of their consolidated subsidiaries, and (iii) would not admit liability, guilt or fault;

●	except as otherwise expressly contemplated by the Merger Agreement, merge or consolidate it or any of its consolidated subsidiaries with any person or entity or enter into any other similar extraordinary corporate transaction, or adopt, recommend, propose or announce an intention to adopt a plan of complete or partial liquidation, dissolution, restructuring, recapitalization or other reorganization of it or any of its consolidated subsidiaries;

●	with respect to FBLC, acquire, or agree to acquire, any FBCC Stock, and with respect to FBCC, acquire, or agree to acquire, any FBLC Common Stock (other than pursuant to the Merger); or

●	agree to take, make any commitment to take, or adopt any resolutions of its board of directors authorizing, any of the foregoing actions.

Additional Agreements

Further Assurances; Regulatory Matters

The Merger Agreement contains covenants relating to the preparation of this document, the holding of the FBCC Special Meeting and the FBLC Special Meeting and obtaining certain regulatory and third party consents. The Merger Agreement obligates the parties to cooperate with each other and use reasonable best efforts to take, or cause to be taken, in good faith, all actions, and to do, or cause to be done, all things necessary, including to promptly prepare and file all necessary documentation, to effect all applications, notices, petitions and filings, to obtain as promptly as practicable all permits of all governmental entities and all permits, consents, approvals, confirmations and authorizations of all third parties, in each case, that are necessary or advisable, to consummate the transactions contemplated by the Merger Agreement (including the Mergers) in the most expeditious manner practicable, and to comply with the terms and conditions of all such permits, consents, approvals and authorizations of all such third parties and governmental entities.

The parties are required to file any required applications, notices or other filings under the HSR Act as promptly as practicable. In connection with such filings, the parties are required to use reasonable best efforts to cooperate with one another, to keep the other party informed of any communications received from governmental entities and permit the other party to review such communications. The parties must consult with each other with respect to the obtaining of all permits, consents, approvals and authorizations of all third parties and permits of all governmental entities necessary or advisable to consummate the transactions contemplated by the Merger Agreement, and each party must keep the other reasonably apprised of the status of matters relating to completion of the transactions contemplated by the Merger Agreement. The parties and their consolidated subsidiaries are not required to make payments or provide other consideration for the repayment, restructuring or amendment of terms of indebtedness in connection with the transactions contemplated by the Merger Agreement (including the Mergers), other than any consent fees that were previously disclosed.

Stockholder Approval

FBLC has agreed to hold the FBLC Special Meeting as promptly as practicable following the effectiveness of the registration statement of which this joint proxy statement/prospectus forms a part for the purpose of obtaining the approval of FBLC Stockholders of the FBLC Merger Proposal. FBLC will be required to use its reasonable best efforts to obtain from FBLC Stockholders the vote required to approve the FBLC Merger Proposal.

Similarly, FBCC has agreed to hold the FBCC Special Meeting as promptly as practicable following the effectiveness of the registration statement of which this joint proxy statement/prospectus forms a part for the purpose of obtaining the approval of the FBCC Advisory Agreement Proposal. FBCC will be required to use its reasonable best efforts to obtain from FBCC Stockholders the vote required to approve the FBCC Advisory Agreement Proposal.

Indemnification

FBCC has agreed, following the Effective Time, to the fullest extent permitted under applicable law, to indemnify, defend and hold harmless and advance expenses to the present and former directors and officers of FBLC or any of its consolidated subsidiaries (in each case, when acting in such capacity) (collectively, the “D&O Indemnified Parties”) against all costs or expenses (including, but not limited to, reasonable attorneys’ fees actually incurred, reasonable experts’ fees, reasonable travel expenses, court costs, transcript fees and telecommunications, postage and courier charges), judgments, fines, losses, claims, damages, penalties, amounts paid in settlement or other liabilities incurred in connection with any proceeding arising out of actions or omissions occurring at or prior to the Effective Time (including in connection with the transactions contemplated by the Merger Agreement). If an indemnified liability arises, (i) FBCC has agreed to advance to the applicable D&O Indemnified Party, upon request, reimbursement of documented expenses reasonably and actually incurred to the fullest extent permitted under applicable law (so long as such D&O Indemnified Party, or someone on his or her behalf, undertakes to repay such advances if he or she is ultimately determined to be not entitled to indemnification and such D&O Indemnified Party complies with other applicable provisions imposed under the Investment Company Act and interpretations thereof by the SEC or its staff) and (ii) FBCC and the applicable D&O Indemnified Party will cooperate in the defense of such matter.

No Solicitation

Each of FBLC and FBCC has agreed to, and to cause its affiliates, consolidated subsidiaries, and its and each of their respective officers, directors, trustees, managers, employees, consultants, financial advisors, attorneys, accountants and other advisors, representatives and agents (collectively, “Representatives”) to, immediately cease and cause to be terminated all discussions or negotiations with any person that may be ongoing with respect to, or that are intended to or could reasonably be expected to lead to, a “Takeover Proposal” (as described below), and demand the immediate return or destruction (which destruction will be certified in writing to FBLC or FBCC, as applicable) of all confidential information previously furnished to such person (other than FBLC, FBCC or their respective affiliates or Representatives) with respect to any Takeover Proposal. Prior to the Effective Time, subject to certain exceptions described below, each of FBLC and FBCC has agreed not to, and to cause its respective affiliates, consolidated subsidiaries and its and their respective representatives not to: (i) directly or indirectly solicit, initiate, induce, encourage or take any other action (including by providing information) designed to, or which could reasonably be expected to, facilitate any inquiries or the making or submission or implementation of any proposal or offer (including any proposal or offer to its stockholders) with respect to any Takeover Proposal; (ii) approve, publicly endorse or recommend or enter into any agreement, arrangement, discussions or understandings with respect to any Takeover Proposal (including any letter of intent, agreement in principle, memorandum of understanding or confidentiality agreement) or enter into any contract or understanding (including any letter of intent, agreement in principle, memorandum of understanding or confidentiality agreement) requiring it to abandon, terminate or fail to consummate, or that is intended to or that could reasonably be expected to result in the abandonment of, termination of or failure to consummate, or that is intended to or that could reasonably be expected to result in the abandonment of, termination of or failure to consummate, the Merger or any other transaction contemplated by the Merger Agreement; (iii) initiate or participate in any way in any negotiations or discussions regarding, or furnish or disclose to any person or entity (other than FBCC, FBLC and their respective affiliates or Representatives) any information with respect to, or take any other action to facilitate or in furtherance of any inquiries or the making of any proposal that constitutes, or could reasonably be expected to lead to, any Takeover Proposal; (iv) publicly propose or publicly announce an intention to take any of the foregoing actions; or (v) grant any (x) approval pursuant to any takeover statute to any person or entity (other than FBCC, FBLC or their respective affiliates) or with respect to any transaction (other than the transactions contemplated by the Merger Agreement) or (y), unless required by applicable fiduciary duties (in the case of FBCC) or the applicable standard of conduct (in the case of FBLC), waive or release under any standstill or any similar agreement with respect to equity securities of FBLC or FBCC; provided, that, notwithstanding the foregoing, FBLC and FBCC (A) may inform persons or entities of the foregoing restrictions, and (B) are permitted to grant a waiver of, or terminate, any “standstill” or similar obligation of any third party with respect to equity securities of FBLC or FBCC, as applicable, in order to allow such third party to confidentially submit a Takeover Proposal. Each of FBCC and FBLC has agreed to, as promptly as reasonably practicable (and in any event within twenty-four (24) hours after receipt) (i) notify the other party in writing of any request for information or any Takeover Proposal and the terms and conditions of such request, Takeover Proposal or inquiry (including the identity of the person or entity (or group of persons or entities) making such request, Takeover Proposal or inquiry) and (ii) provide to the other party copies of any written materials received by FBLC, FBCC or their respective affiliates or Representatives in connection with any of the foregoing, and the identity of the person or entity (or group of persons or entities) making any such request, Takeover Proposal or inquiry or with whom any discussions or negotiations are taking place. Each of FBLC and FBCC has agreed to keep the other party informed on a reasonably current basis of the status and the material terms and conditions (including amendments or proposed amendments) of any such request, Takeover Proposal or inquiry and keep the other party informed on a reasonably current basis of any information requested of or provided by FBLC or FBCC and as to the status of all discussions or negotiations with respect to any such request, Takeover Proposal or inquiry.

Takeover Proposals

FBLC Takeover Proposals

If, prior to the FBLC Special Meeting, (i) FBLC receives an unsolicited bona fide Takeover Proposal from a third party (under circumstances in which FBLC has complied in all material respects with the obligations described under “No Solicitation” above) and (ii) the FBLC Board, including a majority of the FBLC Independent Directors, determines in good faith, after consultation with its outside legal counsel and, with respect to financial matters, its financial advisor, that (x) failure to consider such Takeover Proposal would be reasonably likely to be a breach of the standard of conduct applicable to the FBLC Board and (y) such Takeover Proposal constitutes or is reasonably likely to result in a “FBLC Superior Proposal” (as described below), then, so long as certain notice and other procedural requirements are satisfied (including providing notice to FBCC within twenty-four (24) hours after determining that a Takeover Proposal constitutes a FBLC Superior Proposal), FBLC may:

●	engage in discussions and negotiations with such third party and provide information in response to a request therefor by such third party if FBLC (A) receives from the third party an executed confidentiality agreement with customary terms (but need not contain any standstill provisions) and (B) provides FBCC a copy of all such information that has not previously been delivered to FBCC simultaneously with delivery to such third party (or its Representatives or affiliates); and

●	adopt, approve or recommend, or publicly propose to adopt, approve or recommend such Takeover Proposal, including entering into an agreement with respect thereto (collectively, a “Takeover Approval”).

In addition, prior to the FBLC Special Meeting, FBLC may take other actions if the FBLC Board, including a majority of the FBLC Independent Directors, determines, after consultation with its outside legal counsel, that the continued recommendation of the approval of the FBLC Merger Proposal to FBLC Stockholders would be reasonably likely to be a breach of the standard of conduct applicable to the FBLC Board as a result of a FBLC Superior Proposal, including (A) withdrawing or qualifying (or modifying or amending in a manner adverse to FBCC), or publicly proposing to withdraw or qualify (or modify or amend in a manner adverse to FBCC), the recommendation of the FBLC Board that FBLC Stockholders approve the FBLC Merger Proposal, or (B) failing to include such recommendation in this joint proxy statement/prospectus (collectively with any Takeover Approval, a “FBLC Adverse Recommendation Change”). FBLC may terminate the Merger Agreement and enter into an agreement with a third party who has made a FBLC Superior Proposal, subject to negotiating with FBCC in good faith to amend the Merger Agreement so that the FBLC Superior Proposal is no longer deemed a FBLC Superior Proposal and satisfying certain other procedural requirements. Other than in connection with a Takeover Proposal, nothing in the Merger Agreement will prohibit or restrict the FBLC Board from withdrawing or qualifying or publicly proposing to withdraw or qualify the approval, adoption, recommendation or declaration of the advisability of the FBLC Merger Proposal in response to an Intervening Event, subject to the procedures set forth in the Merger Agreement.

Other than as described above, neither FBLC nor the FBLC Board may make any FBLC Adverse Recommendation Change, and no FBLC Adverse Recommendation Change will change the approval of the FBLC Merger Proposal or any other approval of the FBLC Board, including in any respect that would have the effect of causing any takeover statue or similar statute to be applicable to the transactions contemplated by the Merger Agreement.

FBCC Takeover Proposals

If, prior to the FBCC Special Meeting, (i) FBCC receives an unsolicited bona fide Takeover Proposal from a third party (under circumstances in which FBCC has complied in all material respects with the obligations described under “No Solicitation” above) and (ii) the FBCC Board, including the FBCC Independent Directors, determines in good faith, after consultation with its outside legal counsel and, with respect to financial matters, its financial advisor, that (x) failure to consider such Takeover Proposal would be reasonably likely to be a breach of the FBCC directors’ fiduciary duties under applicable law and (y) such Takeover Proposal constitutes or is reasonably likely to result in an “FBCC Superior Proposal” (as described below), then, so long as certain notice and other procedural requirements are satisfied (including providing notice to FBLC within twenty-four (24) hours after determining that a Takeover Proposal constitutes a FBCC Superior Proposal), FBCC may:

●	engage in discussions and negotiations with such third party and provide information in respect to a request therefor by such third party if FBCC (A) receives from the third party an executed confidentiality agreement with customary terms (but need not contain any standstill provisions) and (B) provides FBLC a copy of all such information that has not previously been delivered to FBLC simultaneously with delivery to such third party (or its Representatives or affiliates); and

●	effect a Takeover Approval.

In addition, prior to the FBCC Special Meeting, FBCC may take other actions if the FBCC Board, including a majority of the FBCC Independent Directors, determines, after consultation with its outside legal counsel, that the continued recommendation of the approval of the FBCC Advisory Agreement Proposal to FBCC Stockholders would be reasonably likely to be a breach of the FBCC directors’ fiduciary duties under applicable law as a result of an FBCC Superior Proposal, including (A) withdrawing or qualifying (or modifying or amending in a manner adverse to FBLC), or publicly proposing to withdraw or qualify (or modify or amend in a manner adverse to FBLC), the recommendation of the FBCC Board that FBCC Stockholders approve the FBCC Advisory Agreement Proposal, or (B) failing to include such recommendation in this joint proxy statement/prospectus (collectively with any Takeover Approval, an “FBCC Adverse Recommendation Change”). FBCC may terminate the Merger Agreement and enter into an agreement with a third party who has made an FBCC Superior Proposal, subject to negotiating with FBLC in good faith to amend the Merger Agreement so that the FBCC Superior Proposal is no longer deemed an FBCC Superior Proposal and satisfying certain other procedural requirements. Other than in connection with a Takeover Proposal, nothing in the Merger Agreement will prohibit or restrict the FBCC Board from withdrawing or qualifying or publicly proposing to withdraw or qualify the approval, adoption, recommendation or declaration of the advisability of the FBCC Advisory Agreement Proposal in response to an Intervening Event, subject to the procedures set forth in the Merger Agreement.

Other than as described above, neither FBCC nor the FBCC Board may make any FBCC Adverse Recommendation Change, and no FBCC Adverse Recommendation Change will change the approval of the FBCC Advisory Agreement Proposal or any other approval of the FBCC Board, including in any respect that would have the effect of causing any takeover statue or similar statute to be applicable to the transactions contemplated by the Merger Agreement.

Related Definitions

For purposes of the Merger Agreement:

●	“Takeover Proposal” means any inquiry, proposal, discussions, negotiations or offer from any person or entity or group of persons or entities (other than FBCC or FBLC or any of their respective affiliates) (a) with respect to a merger, consolidation, tender offer, exchange offer, stock acquisition, asset acquisition, share exchange, business combination, recapitalization, liquidation, dissolution, joint venture or similar transaction involving FBLC or FBCC, as applicable, or any of such party’s consolidated subsidiaries, or (b) relating to any direct or indirect acquisition, in one transaction or a series of transactions, of (i) assets or businesses (including any mortgage, pledge or similar disposition thereof but excluding any bona fide financing transaction) that constitute or represent, or would constitute or represent if such transaction is consummated, 25% or more of the total assets, net revenue or net income of FBLC or FBCC, as applicable, and its respective consolidated subsidiaries, taken as a whole, or (ii) 25% or more of the outstanding shares of capital stock of, or other equity or voting interests in, FBLC or FBCC, as applicable, or in any of its consolidated subsidiaries, in each case other than the Merger and the other transactions contemplated by the Merger Agreement.

●	“FBLC Superior Proposal” means a bona fide written Takeover Proposal that was not knowingly solicited by, or the result of any knowing solicitation by, FBLC or any of its consolidated subsidiaries or by any of their respective affiliates or Representatives in violation of the Merger Agreement, made by a third party that would result in such third party becoming the beneficial owner, directly or indirectly, of more than 75% of the total voting power of FBLC or more than 75% of the assets of FBLC on a consolidated basis (a) on terms which the FBLC Board determines in good faith to be superior for FBLC Stockholders (in their capacity as stockholders), taken as a group, from a financial point of view as compared to the Merger (after giving effect to any alternative proposed by FBCC as described under “FBLC Takeover Proposals” above), (b) that is reasonably likely to be consummated (taking into account, among other things, all legal, financial, regulatory and other aspects of the proposal, including any conditions, and the identity of the offeror) in a timely manner and in accordance with its terms and (c) in respect of which any required financing has been determined in good faith by the FBLC Board (upon the recommendation of the FBLC Special Committee) to be reasonably likely to be obtained, as evidenced by a written commitment of a reputable financing source.

●	“FBCC Superior Proposal” means a bona fide written Takeover Proposal that was not knowingly solicited by, or the result of any knowing solicitation by, FBCC or any of its consolidated subsidiaries or by any of their respective affiliates or Representatives in violation of the Merger Agreement, made by a third party that would result in such third party becoming the beneficial owner, directly or indirectly, of more than 75% of the total voting power of FBCC or more than 75% of the assets of FBCC on a consolidated basis (a) on terms which the FBCC Board determines in good faith to be superior for FBCC Stockholders (in their capacity as stockholders), taken as a group, from a financial point of view as compared to the Merger (after giving effect to any alternative proposed by FBLC as described under “FBCC Takeover Proposals” above), (b) that is reasonably likely to be consummated (taking into account, among other things, all legal, financial, regulatory and other aspects of the proposal, including any conditions, and the identity of the offeror) in a timely manner and in accordance with its terms and (c) in respect of which any required financing has been determined in good faith by the FBCC Board (upon the recommendation of the FBCC Special Committee) to be reasonably likely to be obtained, as evidenced by a written commitment of a reputable financing source.

●	“Intervening Event” means any event, change or development first occurring or arising after the date of the Merger Agreement that is material to FBCC and its consolidated subsidiaries, taken as a whole, or FBLC and its consolidated subsidiaries, taken as whole, that was not known to, or reasonably foreseeable by, the party’s board of directors, as of or prior to the date of the Merger Agreement (or if known or reasonably foreseeable, the material consequences of which were not known or reasonably foreseeable as of the date of the Merger Agreement) and did not result from or arise out of the announcement or pendency of, or any actions required to be taken by such party (or to be refrained from being taken by such party) pursuant to the Merger Agreement; provided, however, that in no event will the following events, changes or developments constitute an Intervening Event: (a) the receipt, existence, or terms of a Takeover Proposal or any matter relating thereto or consequence thereof or any inquiry, proposal, offer, or transaction from any third party relating to or in connection with a transaction of the nature described in the definition of “Takeover Proposal” (which, for the purposes of the Intervening Event definition, will be read without reference to the percentage thresholds set forth in the definition thereof); (b) any change in the price of FBCC Stock (provided, however, that this clause (b) will not apply to the underlying causes giving rise to or contributing to such change or prevent any of such underlying causes from being taken into account in determining whether an Intervening Event has occurred unless such underlying causes are otherwise excluded from the definition of Intervening Event); or (c) any changes in general economic or political conditions, except to the extent that such changes have a materially disproportionate adverse impact on FBCC and its consolidated subsidiaries, taken as a whole, or FBLC and its consolidated subsidiaries, taken as a whole, relative to other participants of similar sizes engaged in the industries in which, as applicable, FBCC or FBLC conducts its businesses.

Access to Information

Upon reasonable notice, except as may otherwise be restricted by applicable law, each of FBCC and FBLC will, and will cause its consolidated subsidiaries to, afford to the directors, officers, accountants, counsel, advisors and other Representatives of the other party, reasonable access, during normal business hours during the period prior to the Effective Time, to its properties, books, contracts, and records and, during such period, such party will, and will cause its consolidated subsidiaries to, make available (including via EDGAR) to the other party all other information concerning its business and properties as the other party may reasonably request, subject to certain exceptions relating to confidentiality and attorney-client privilege or any similar privilege or protection.

Publicity

FBLC, FBCC and FBCA each will consult with the others before issuing or causing the publication of any press release or other public announcement with respect to the Merger Agreement, the Mergers or the transactions contemplated by the Merger Agreement, except as may be required by applicable law or to the extent that such press release or other public announcement relates to any FBLC Adverse Recommendation Change or FBCC Adverse Recommendation Change made in accordance with the terms of the Merger Agreement, and, to the extent practicable, before such press release or other public announcement is issued or made, FBCC, FBLC or FBCA, as applicable, will use commercially reasonable efforts to advise the other parties of, and consult with the other parties regarding, the text of such press release or other public announcement, subject to certain exceptions.

Takeover Statutes and Provisions

Neither FBCC nor FBLC will take any action that would cause the transactions contemplated by the Merger Agreement to be subject to the requirements imposed by any takeover statute, and each of FBCC and FBLC will take all necessary steps within its control to exempt (or ensure the continued exemption of) such transactions from, or if necessary challenge the validity or applicability of, any applicable takeover statute.

Tax Matters

It is a condition to the obligations of each of FBLC and of FBCC to consummate the Mergers that FBLC and FBCC, respectively, has received a written opinion from Simpson Thacher, outside legal counsel to FBLC and FBCC, in each case dated as of the Closing Date and substantially to the effect that the Mergers, taken together, will qualify as a “reorganization,” within the meaning of Section 368(a) of the Code.

During the period through the Effective Time, except as expressly contemplated or permitted by the Merger Agreement, (i) FBLC will not, and will not permit any of its consolidated subsidiaries to, directly or indirectly, without the prior written consent of FBCC take any action, or knowingly fail to take any action, which action or failure to act is reasonably likely to cause FBLC to fail to qualify as a RIC, and (ii) FBCC will not, and will not permit any of its consolidated subsidiaries to, directly or indirectly, without the prior written consent of FBLC, take any action, or knowingly fail to take any action, which action or failure to act is reasonably likely to cause FBCC to fail to qualify as a RIC.

Unless otherwise required by applicable law or administrative action, (i) each of FBLC, FBCC and Merger Sub will use its reasonable best efforts to cause the Mergers to qualify as a “reorganization” governed by Section 368(a) of the Code, including by not taking any action that such party knows is reasonably likely to prevent such qualification; and (ii) each of FBLC, FBCC and Merger Sub will report the Mergers for U.S. federal income tax purposes as a “reorganization” governed by Section 368(a) of the Code.

Stockholder Litigation

The parties to the Merger Agreement will reasonably cooperate and consult with one another in connection with the defense and settlement of any proceeding by FBLC Stockholders or FBCC Stockholders against any of them or any of their respective directors, officers or affiliates with respect to the Merger Agreement or the transactions contemplated thereby, and each of FBLC and FBCC will keep the other party reasonably informed of any material developments in connection with any such proceeding brought by its stockholders and will not settle any such proceeding without the prior written consent of the other party (such consent not to be unreasonably delayed, conditioned or withheld).

Section 16 Matters

Prior to the Effective Time, the FBLC Board and the FBCC Board will take all such steps as may be required to cause any dispositions of FBLC Common Stock or acquisitions of FBCC Common Stock resulting from the transactions contemplated by the Merger Agreement by each individual who is subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to FBLC or will become subject to such reporting requirements with respect to FBCC, in each case, to be exempt pursuant to Rule 16b-3.

No Other Representations or Warranties

The parties have acknowledged and agreed that except for the representations contained in the Merger Agreement, none of FBCA, FBLC, FBCC or any of FBLC’s or FBCC’s respective consolidated subsidiaries or any other person or entity acting on behalf of the foregoing makes or has relied on any representation or warranty, express or implied.

Termination of FBLC Agreements

Immediately after the occurrence of the Effective Time, the FBLC Advisory Agreement and the FBLC Administration Agreements will be automatically terminated and of no further force and effect.

Coordination of Dividends

FBCC and FBLC will coordinate with each other in designating the record and payment dates for any periodic dividends or distributions to their respective stockholders declared in accordance with the Merger Agreement in any calendar quarter in which the Closing Date might reasonably be expected to occur, and neither FBCC nor FBLC will authorize or declare any dividend or distributions to its stockholders after the Determination Date at any time on or before the Closing Date, subject to certain exceptions.

Conditions to Closing the Mergers

Conditions to Each Party’s Obligations to Effect the Mergers

The obligations of FBCC and FBLC to effect the Merger are subject to the satisfaction or, other than with respect to the first bullet point below, waiver, at or prior to the Effective Time, of the following conditions:

●	the required approvals of FBCC Stockholders and FBLC Stockholders, including, with respect to FBCC, the FBCC Advisory Agreement Proposal and, with respect to FBLC, the FBLC Merger Proposal, are obtained at their respective stockholder meetings;

●	the registration statement, of which this joint proxy statement/prospectus forms a part, has become effective under the Securities Act and applicable state law, and no stop order suspending its effectiveness has been issued and no proceedings for that purpose have been initiated by the SEC or any applicable state securities regulator;

●	no order issued by any court or agency of competent jurisdiction or other law preventing, enjoining, restraining or making illegal the consummation of the Mergers or any of the other transactions contemplated by the Merger Agreement is in effect;

●	all regulatory approvals required by applicable law to consummate the transactions contemplated by the Merger Agreement, including the Mergers, have been obtained and remain in full force and effect and all statutory waiting periods required by applicable law in respect thereof have expired (including expiration of the applicable waiting period under the HSR Act);

●	no proceeding by any governmental entity of competent jurisdiction is pending that challenges the Mergers or any of the other transactions contemplated by the Merger Agreement or that otherwise seeks to prevent, enjoin, restrain or make illegal the consummation of the Mergers or any of the other transactions contemplated by the Merger Agreement; and

●	the determination of both the Closing FBCC Net Asset Value and the Closing FBLC Net Asset Value has been completed in accordance with the Merger Agreement.

Conditions to Obligations of FBCC and Merger Sub to Effect the Mergers

The obligations of FBCC and Merger Sub to effect the Mergers are also subject to the satisfaction, or waiver by FBCC, at or prior to the Effective Time, of the following conditions:

●	the representations and warranties of FBLC pertaining to:

(1)	the capitalization of FBLC are true and correct in all respects (other than de minimis inaccuracies) as of the date of the Merger Agreement and as of the Closing Date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty is true and correct as of such earlier date);

(2)	the absence of events that would, individually or in the aggregate, reasonably be expected to have a material adverse effect with respect to FBLC are true and correct in all respects as of the date of the Merger Agreement and as of the Closing Date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty is true and correct as of such earlier date);

(3)	authority, no violation, brokers, appraisal rights and valuation of investments are true and correct in all material respects as of the date of the Merger Agreement and as of the Closing Date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty is true and correct as of such earlier date); and

(4)	all other representations of FBLC contained in the Merger Agreement are true and correct, without giving effect to any materiality or material adverse effect qualifications stated therein, as of the date of the Merger Agreement and as of the Closing Date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty is true and correct as of such earlier date); provided that this condition will be deemed satisfied even if any such representations and warranties of FBLC are not so true and correct, without regard to any materiality or material adverse effect qualifications stated therein, unless the failure of such representations and warranties to be so true and correct, individually or in the aggregate, has had or would reasonably be expected to have a material adverse effect with respect to FBLC;

●	FBLC has performed in all material respects all obligations required to be performed by it under the Merger Agreement at or prior to the Effective Time;

●	since the date of the Merger Agreement, there has not occurred any condition, change or event that, individually or in the aggregate, has had or would reasonably be expected to have, a material adverse effect in respect of FBLC;

●	FBCC has received a certificate signed on behalf of FBLC by the Chief Executive Officer or the Chief Financial Officer of FBLC to the effect that the conditions set forth in the bullet points above have been satisfied; and

●	FBCC has received the opinion of its counsel, Simpson Thacher, dated as of the Closing Date, substantially to the effect that, on the basis of facts, representations and assumptions that are consistent with the state of facts existing at the Closing Date, the Mergers will be treated as a reorganization within the meaning of Section 368(a) of the Code.

Conditions to Obligations of FBLC to Effect the Merger

The obligation of FBLC to effect the Merger is also subject to the satisfaction, or waiver by FBLC, at or prior to the Effective Time, of the following conditions:

●	the representations and warranties of FBCC, Merger Sub and/or FBCA, as applicable, pertaining to:

(1)	the capitalization of FBCC are true and correct in all respects (other than de minimis inaccuracies) as of the date of the Merger Agreement and as of the Closing Date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty is true and correct as of such earlier date);

(2)	the absence of events that would, individually or in the aggregate, reasonably be expected to have a material adverse effect with respect to FBCC are true and correct in all respects as of the date of the Merger Agreement and as of the Closing Date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty is true and correct as of such earlier date);

(3)	authority, no violation and, with respect to FBCC and Merger Sub, brokers are true and correct in all material respects as of the date of the Merger Agreement and as of the Closing Date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty is true and correct as of such earlier date); and

(4)	all other representations of FBCC, Merger Sub and FBCA contained in the Merger Agreement are true and correct, without giving effect to any materiality or material adverse effect qualifications stated therein, as of the date of the Merger Agreement and as of the Closing Date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty is true and correct as of such earlier date); provided that this condition will be deemed satisfied even if any such representations and warranties of FBCC, Merger Sub and FBCA are not so true and correct, without regard to any materiality or material adverse effect qualifications stated therein, unless the failure of such representations and warranties to be so true and correct, individually or in the aggregate, has had or would reasonably be expected to have a material adverse effect with respect to FBCC, Merger Sub or FBCA, as applicable;

●	FBCC, Merger Sub and FBCA have performed in all material respects all obligations required to be performed by them under the Merger Agreement at or prior to the Effective Time;

●	since the date of the Merger Agreement, there has not occurred any condition, change or event that, individually or in the aggregate, has had or would reasonably be expected to have, a material adverse effect in respect of FBCC or FBCA;

●	FBLC has received a certificate signed on behalf of FBCC and Merger Sub by the Chief Executive Officer or the Chief Financial Officer of FBCC to the effect that the conditions set forth in the bullet points above have been satisfied; and

●	FBLC has received the opinion of its counsel, Simpson Thacher, dated as of the Closing Date, substantially to the effect that, on the basis of facts, representations and assumptions that are consistent with the state of facts existing at the Closing Date, the Mergers will be treated as a reorganization within the meaning of Section 368(a) of the Code.

Frustration of Closing Conditions

None of FBCC, Merger Sub or FBLC may rely on the failure of any condition to be satisfied to excuse performance by such party of its obligations under the Merger Agreement if such failure was caused by such party’s failure to act in good faith or use its commercially reasonable efforts to consummate the Mergers and the other transactions contemplated by the Merger Agreement.

Termination of the Merger Agreement

Right to Terminate

The Merger Agreement may be terminated at any time prior to the Effective Time, whether before or after approval of the FBLC Merger Proposal by FBLC Stockholders or the FBCC Advisory Agreement Proposal by FBCC Stockholders:

●	by mutual consent of FBLC and FBCC in a written instrument authorized by each of the FBLC Board and FBCC Board, including a majority of the FBLC Independent Directors and a majority of FBCC Independent Directors, respectively;

●	by either FBLC or FBCC, if:

o	any governmental entity that must grant a regulatory approval has denied approval of the transactions contemplated by the Merger Agreement (including the Mergers) and such denial has become final and non-appealable, or any governmental entity of competent jurisdiction has issued a final and non-appealable order, or promulgated any other law that permanently enjoins or otherwise prohibits or makes illegal the consummation of the transactions contemplated by the Merger Agreement;

o	the Merger has not been consummated on or before October 2, 2024 (the “Outside Date”), provided that the right to terminate the Merger Agreement on this basis will not be available to any party whose failure to fulfill in any material respect any of its obligations under the Merger Agreement has been the cause of, or resulted in, the event giving rise to the failure to close prior to the Outside Date;

o	the requisite FBLC Stockholder approval, including approval of the FBLC Merger Proposal, is not obtained; or

o	the requisite FBCC Stockholder approval, including approval of the FBCC Advisory Agreement Proposal, is not obtained;

provided, however, that the right to terminate the Merger Agreement pursuant to any of the foregoing will not be available to any party that has breached in any material respect its obligations under the Merger Agreement in any manner that has been the principal cause of or resulted in the failure to consummate the transactions contemplated by the Merger Agreement;

●	by FBLC, if:

o	FBCC, Merger Sub or FBCA breaches any of its respective representations, warranties,covenants and agreements under the Merger Agreement, which breach, either individually or in the aggregate, would result in, if occurring or continuing on the Closing Date, the failure of certain FBLC closing conditions, and such breach is not curable prior to the Outside Date or if curable prior to the Outside Date, has not been cured within thirty (30) days after the giving of notice thereof by FBLC to FBCC (provided that FBLC is not then in material breach of the Merger Agreement so as to result in the failure of certain FBCC closing conditions);

o	prior to obtaining approval of the FBCC Advisory Agreement Proposal by FBCC Stockholders (A) an FBCC Adverse Recommendation Change and/or a Takeover Approval occurs, (B) a Takeover Proposal is publicly announced and FBCC fails to issue, within ten (10) business days after such Takeover Proposal is announced, a press release that reaffirms the recommendation of the FBCC Board that FBCC Stockholders vote in favor of the FBCC Advisory Agreement Proposal or (C) a tender or exchange offer relating to any shares of FBCC Stock has been commenced by a third party and FBCC does not send to FBCC Stockholders, within ten (10) business days after the commencement of such tender or exchange offer, a statement disclosing that the FBCC Board recommends rejection of such tender or exchange offer;

o	FBCC breaches, in any material respect, its obligations relating to the solicitation and administration of Takeover Proposals from third parties; or

o	prior to obtaining approval of the FBLC Merger Proposal by FBLC Stockholders, (A) FBLC is not in material breach of any of the terms of the Merger Agreement and (B) the FBLC Board, including a majority of the FBLC Independent Directors, properly authorizes FBLC to enter into, and FBLC enters into, a definitive contract with respect to a FBLC Superior Proposal; and

●	by FBCC, if:

o	FBLC breaches any of its representations, warranties,covenants and agreements under the Merger Agreement, which breach, either individually or in the aggregate, would result in, if occurring or continuing on the Closing Date, the failure of certain FBCC closing conditions, and such breach is not curable prior to the Outside Date or if curable prior to the Outside Date, has not been cured within thirty (30) days after the giving of notice thereof by FBCC to FBLC (provided that FBCC is not then in material breach of the Merger Agreement so as to result in the failure of certain FBLC closing conditions);

o	prior to obtaining approval of the FBLC Merger Proposal by FBLC Stockholders (A) a FBLC Adverse Recommendation Change and/or a Takeover Approval occurs, (B) a Takeover Proposal is publicly announced and FBLC fails to issue, within ten (10) business days after such Takeover Proposal is announced, a press release that reaffirms the recommendation of the FBLC Board that FBLC Stockholders vote in favor of the FBLC Merger Proposal, or (C) a tender or exchange offer relating to any shares of FBLC Common Stock has been commenced by a third party and FBLC does not send to FBLC Stockholders, within ten (10) business days after the commencement of such tender or exchange offer, a statement disclosing that the FBLC Board recommends rejection of such tender or exchange offer;

o	FBLC breaches, in any material respect, its obligations relating to the solicitation and administration of Takeover Proposals from third parties; or

o	prior to obtaining approval of the FBCC Advisory Agreement Proposal by FBCC Stockholders, (A) FBCC is not in material breach of any of the terms of the Merger Agreement and (B) the FBCC Board, including a majority of the FBCC Independent Directors, properly authorizes FBCC to enter into, and FBCC enters into, a definitive contract with respect to an FBCC Superior Proposal.

Effect of Termination

If the Merger Agreement is terminated, it will become void and have no effect, and there will be no liability on the part of FBCA, FBCC, Merger Sub, FBLC, or their respective affiliates or consolidated subsidiaries or any of their respective directors or officers. However, except as otherwise provided in the Merger Agreement, (1) FBCA, FBCC and FBLC will remain liable to each other for any damages incurred or suffered by another party arising out of its willful or intentional breach of any provision of the Merger Agreement or its failure or refusal to consummate the Merger Agreement and the transactions contemplated thereby when it was obligated to do so in accordance with the terms of the Merger Agreement and (2) certain designated provisions of the Merger Agreement will survive the termination of the Merger Agreement.

Amendment of the Merger Agreement

The Merger Agreement may be amended by the parties, by action taken or authorized by their respective boards of directors, at any time before or after approval of the FBCC Advisory Agreement Proposal by FBCC Stockholders or the FBLC Merger Proposal by FBLC Stockholders; provided that after any approval of the FBCC Advisory Agreement Proposal by FBCC Stockholders or the FBLC Merger Proposal by FBLC Stockholders, there may not be, without further approval of such stockholders, any amendment of the Merger Agreement that requires such further approval under applicable law. The Merger Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties.

Expenses and Fees

All fees and expenses incurred in connection with the Merger Agreement and the transactions contemplated thereby (including the Mergers), will be paid by the party incurring such fees and expenses, whether or not the transactions contemplated by the Merger Agreement (including the Mergers) are consummated; provided, however, the following fees and expenses will be borne proportionately by FBCC and FBLC by reference to their respective NAVs as of June 30, 2023: (i) costs and expenses of printing and mailing this joint proxy statement/prospectus, (ii) all filing and other fees paid to the SEC and the applicable state securities regulators in connection with the Mergers and (iii) fees and expenses for legal services to FBLC, FBCC and Merger Sub in connection with the Merger Agreement and the transactions contemplated thereby (except for fees for legal services of independent counsel to the FBCC Special Committee and the FBLC Special Committee). It is anticipated that FBCC will bear expenses of approximately $3.1 million ($0.12 per share or 80.3 bps of net asset value) in connection with the Mergers, if consummated, or approximately $2.8 million ($0.11 per share or 72.5 bps of net asset value) if the Mergers are not consummated. It is anticipated that FBLC will bear expenses of approximately $4.4 million ($0.02 per share or 26.3 bps of net asset value) in connection with the Mergers, if consummated, or approximately $3.4 million ($0.01 per share or 20.3 bps of net asset value) if the Mergers are not consummated.

ACCOUNTING TREATMENT OF THE MERGERS

The Mergers would be considered asset acquisitions under generally accepted accounting principles with FBCC being the accounting survivor. The Mergers would then be accounted for under the asset acquisition method of accounting by FBCC in accordance with Accounting Standards Codification Topic 805-50, Business Combinations—Related Issues (“ASC 805-50”). Under asset acquisition accounting, acquiring assets in groups not only requires ascertaining the cost of the asset (or net assets), but also allocating that cost to the individual assets (or individual assets and liabilities) that make up the group. Per ASC 805-50-30-1, assets are recognized based on their cost to the acquiring entity, which generally includes transaction costs of the asset acquisition, and no gain or loss is recognized unless the fair value of noncash assets given as consideration differs from the assets’ carrying amounts on the acquiring entity’s records. ASC 805-50-30-2 provides that asset acquisitions in which the consideration given is cash are measured by the amount of cash paid. However, if the consideration given is not in the form of cash (that is, in the form of noncash assets, liabilities incurred, or equity interests issued), measurement is based on the cost to the acquiring entity or the fair value of the assets (or net assets) acquired, whichever is more clearly evident and, thus, more reliably measured.

In connection with the Mergers, the outstanding shares of FBLC Common Stock would be exchanged for newly issued shares of FBCC Common Stock. The aggregate NAV of the FBCC Common Stock received by FBLC Stockholders in connection with the Mergers would equal the aggregate NAV of shares of FBLC Common Stock held by FBLC Common Stockholders immediately prior to the Mergers. FBLC’s and FBCC’s respective NAVs would each take into account transaction related expenses. The consideration paid by FBCC would be allocated to the individual assets acquired or liabilities assumed based on their relative fair values of net identifiable assets acquired other than “non-qualifying” assets (for example, cash) and would not give rise to goodwill.

The final allocation of the purchase price would be determined after the Mergers are completed and after completion of a final analysis to determine the estimated relative fair values of FBLC’s assets and liabilities. Increases or decreases in the estimated fair values of the net assets, commitments, and other items of FBLC as compared to the information shown in this joint proxy statement/prospectus may occur. FBCC would exclude any adjustments to the cost basis of the acquired FBLC investments established by ASC 805 as a result of the Mergers from the calculation of its incentive fee on both pre-incentive fee net investment income and on any incentive fee on capital gains, with such exclusion to be implemented through, for example, a future amendment to FBCC’s investment advisory agreement with FBCA then in effect, or another reasonable method.

CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

Certain Material U.S. Federal Income Tax Consequences of the Mergers

For purposes of this discussion, a “U.S. stockholder” or “U.S. holder” is a beneficial owner of FBLC Common Stock or FBCC Stock who for U.S. federal income tax purposes is:

●	a citizen or individual resident of the United States;

●	a corporation, or an entity treated as a corporation, created or organized in or under the laws of the United States or any State or the District of Columbia;

●	a trust if (1) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantial decisions of the trust or (2) such trust has a valid election in effect under applicable U.S. Treasury Regulations to be treated as a United States person; or

●	an estate that is subject to U.S. federal income tax on its income regardless of its source.

For purposes of this discussion, a “non-U.S. stockholder” or “non-U.S. holder” means a beneficial owner of FBLC Common Stock or FBCC Stock that is neither a U.S. stockholder nor a partnership (including an entity treated as a partnership for U.S. federal income tax purposes).

If a partnership (including for this purpose any entity treated as a partnership for U.S. federal income tax purposes) holds FBLC Common Stock or FBCC Stock, the tax treatment of a partner generally will depend on the status of the partner and the activities of the partnership. If you are a partner of a partnership holding FBLC Common Stock or FBCC Stock, you should consult your tax advisor.

This discussion addresses only those FBLC Stockholders and FBCC Stockholders that hold their FBLC Common Stock or FBCC Stock as a capital asset within the meaning of Section 1221 of the Code, and does not address all the U.S. federal income tax consequences that may be relevant to particular FBLC Stockholders or FBCC Stockholders in light of their individual circumstances or to FBLC Stockholders or FBCC Stockholders that are subject to special rules, such as:

●	financial institutions;

●	pass-through entities and investors in such entities;

●	insurance companies;

●	tax-exempt organizations;

●	controlled foreign corporations and passive foreign investment companies;

●	real estate investment trusts;

●	RICs;

●	mutual funds;

●	pension plans and trusts;

●	dealers in securities;

●	traders in securities that elect to use a mark to market method of accounting;

●	persons who exercise dissenters’ rights;

●	persons that hold FBLC Common Stock or FBCC Stock as part of a straddle, hedge, constructive sale or conversion transaction;

●	United States expatriates or former citizens or residents of the United States;

●	U.S. stockholders whose functional currency is not the U.S. dollar;

●	a person required to accelerate the recognition of any item of gross income with respect to FBLC Common Stock or FBCC Stock as a result of such income being recognized on an applicable financial statement;

●	persons who are not U.S. stockholders (except as otherwise disclosed below under “—Non-U.S. Stockholders”); and

●	persons who acquired their shares of FBLC Common Stock or FBCC Stock through the exercise of an employee stock option or otherwise as compensation or through a tax-qualified retirement plan, individual retirement accounts or other tax-deferred accounts.

In addition, the discussion does not address any alternative minimum tax, gift or estate tax, or any state, local or foreign tax consequences of the Mergers, nor does it address any tax consequences arising under Medicare tax on net investment income.

The following discussion is based on the Code, its legislative history, existing and proposed regulations thereunder and published rulings and decisions, all as currently in effect as of the date hereof, and all of which are subject to change, possibly with retroactive effect. Any such change could affect the continuing validity of this discussion.

Qualification of the Mergers as a Reorganization under Section 368(a) of the Code

FBCC and FBLC intend for the Mergers, taken together, to qualify as a reorganization within the meaning of Section 368(a) of the Code. It is a condition to the obligation of each of FBLC and of FBCC to consummate the Mergers that FBLC and FBCC has each received a written opinion from Simpson Thacher, outside legal counsel to FBLC and FBCC, in each case dated as of the Closing Date and substantially to the effect that the Mergers, taken together, will qualify as a “reorganization,” within the meaning of Section 368(a) of the Code. These opinions will be based on facts and representations contained in representation letters provided by FBCC and FBLC and on customary factual assumptions, including that the fair market value of the FBCC Common Stock received by FBLC Stockholders in the Mergers will equal or exceed 40% of the aggregate consideration in the Mergers.

Accordingly, each FBLC Stockholder should consult its tax advisor with respect to the particular tax consequence of the Mergers to such holder.

The remainder of this disclosure assumes that the Mergers qualify as a “reorganization” under Section 368(a) of the Code.

Tax Consequences if the Mergers Qualify as a Reorganization

If the Mergers, taken together, are treated as a reorganization within the meaning of Section 368(a) of the Code, the tax consequences for FBLC Stockholders who are U.S. holders and receive shares of FBCC Common Stock in exchange for shares of FBLC Common Stock pursuant to the Mergers are as follows:

●	no gain or loss will be recognized by the holders of FBLC Common Stock upon the conversion of their FBLC Common Stock into FBCC Common Stock, except to the extent such holders are paid cash in lieu of fractional FBCC Common Stock in the Mergers;

●	the aggregate basis of the shares of FBCC Common Stock received in the Mergers will be the same as the aggregate basis of the FBLC Common Stock for which it is exchanged, decreased by any basis attributable to fractional interests in shares of FBCC Common Stock for which cash is received; and

●	the holding period of shares of FBCC Common Stock received in exchange for shares of FBLC Common Stock will include the holding period of the FBLC Common Stock for which it is exchanged.

If the FBLC Stockholders acquired different blocks of FBLC Common Stock at different times or at different prices, such holders’ basis and holding period in their shares of FBCC Common Stock will be determined by reference to each block of FBLC Common Stock.

Cash Received in Lieu of a Fractional Share of FBCC Common Stock

An FBLC Common Stockholder who receives cash in lieu of a fractional share of FBCC Common Stock will generally be treated as having received the fractional share pursuant to the Mergers and then as having sold that fractional share of FBCC Common Stock for cash. As a result, an FBLC Common Stockholder will generally recognize gain or loss equal to the difference between the amount of cash received and the basis in his or her fractional share interest as set forth above. Except as described above, this gain or loss will generally be capital gain or loss, and will be long-term capital gain or loss if, as of the effective date of the Mergers, the holding period for such shares is greater than one year. The deductibility of capital losses is subject to limitations.

Backup Withholding and Information Reporting

Payments of cash to an FBLC Common Stockholder may, under certain circumstances, be subject to information reporting and backup withholding, unless the holder provides proof of an applicable exemption satisfactory to FBCC and the exchange agent or furnishes its taxpayer identification number, and otherwise complies with all applicable requirements of the backup withholding rules. Any amounts withheld from payments to a holder under the backup withholding rules are not additional tax and will be allowed as a refund or credit against the holder’s U.S. federal income tax liability, provided the required information is furnished to the Internal Revenue Service.

If the Mergers, taken together, qualify as a reorganization, an FBLC Common Stockholder who receives FBCC Common Stock as a result of the Mergers will be required to retain records pertaining to the Mergers. Each FBLC Common Stockholder who is required to file a U.S. federal income tax return and who is a “significant holder” that receives FBCC Common Stock in the Mergers will be required to file a statement with such U.S. federal income tax return in accordance with U.S. Treasury Regulations Section 1.368-3 setting forth such holder’s basis in, and the fair market value of, the FBLC Common Stock that is exchanged for FBCC Common Stock by such significant holder (in each case, determined immediately prior to the exchange) in the FBLC Common Stock that is exchanged for FBCC Common Stock by such significant holder. A “significant holder” is an FBLC Stockholder who, immediately before the Mergers, owned at least 1% of the outstanding FBLC Common Stock or securities of FBLC with a basis for federal income taxes of at least $1.0 million.

Non-U.S. Stockholders

Gain recognized by a non-U.S. stockholder upon the exchange of FBLC Common Stock pursuant to the Mergers generally should not be subject to U.S. federal income tax unless:

●	the gain is effectively connected with a U.S. trade or business of such non-U.S. stockholder (and, if required by an applicable income tax treaty, the non-U.S. stockholder maintains a permanent establishment in the United States to which such gain is attributable), in which case the non-U.S. stockholder generally should be subject to tax on such gain in the same manner as a U.S. stockholder and, if the non-U.S. stockholder is a foreign corporation, such corporation may be subject to a branch profits tax at a rate of 30% (or such lower rate as may be specified by an applicable income tax treaty);

●	the non-U.S. stockholder is a nonresident alien individual who is present in the United States for 183 days or more in the taxable year of the Mergers and certain other requirements are met, in which case the non-U.S. stockholder generally should be subject to U.S. federal income tax at a rate of 30% (or such lower rate specified by an applicable income tax treaty), which may be offset by U.S. source capital losses of the non-U.S. stockholder, if any, provided the non-U.S. stockholder has timely filed U.S. federal income tax returns with respect to such losses; or

●	FBLC is or has been a “United States real property holding corporation” for U.S. federal income tax purposes at any time during the shorter of (i) the five-year period ending on the date of the Mergers and (ii) the non-U.S. stockholder’s holding period in the FBLC Common Stock, and the non-U.S. stockholder owned (directly, indirectly or constructively) more than 5% of the outstanding FBLC Common Stock at any time during the applicable period. Although there can be no assurances in this regard, FBLC does not believe that it is or was during the last five years a “United States real property holding corporation” for U.S. federal income tax purposes.

A non-U.S. stockholder will be subject to information reporting and, in certain circumstances, backup withholding with respect to the Merger Consideration received by such holder pursuant to the Mergers, unless such non-U.S. stockholder certifies under penalties of perjury that it is a non-U.S. stockholder (and the payor does not have actual knowledge or reason to know that the holder is a United States person as defined under the Code) or such non-U.S. stockholder otherwise establishes an exemption from backup withholding. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be allowed as a refund or a credit against a non-U.S. stockholder’s U.S. federal income tax liability, provided the required information is timely furnished to the IRS.

Legislation commonly referred to as the “Foreign Account Tax Compliance Act,” or “FATCA,” generally imposes a 30% withholding tax on payments of certain types of income to foreign financial institutions (or “FFIs”) unless such FFIs either: (i) enter into an agreement with the U.S. Treasury to report certain required information with respect to accounts held by U.S. persons (or held by foreign entities that have U.S. persons as substantial owners) or (ii) reside in a jurisdiction that has entered into an intergovernmental agreement (as “IGA”) with the United States to collect and share such information and are in compliance with the terms of such IGA and any enabling legislation or regulations. The types of income subject to the tax include U.S. source interest and dividends. While withholding under FATCA would also have applied to payments of gross proceeds from the sale or other taxable disposition of FBLC Common Stock and FBCC Common Stock, proposed United States Treasury regulations (upon which taxpayers may rely until final regulations are issued) eliminate FATCA withholding on gross proceeds entirely. The information required to be reported includes the identity and taxpayer identification number of each account holder that is a U.S. person and transaction activity within the holder’s account. In addition, subject to certain exceptions, FATCA also imposes a 30% withholding on payments to foreign entities that are not FFIs unless such foreign entities certify that they do not have a greater than 10% U.S. owner or provide the withholding agent with identifying information on each greater than 10% U.S. owner. Non-U.S. stockholders should consult their tax advisors regarding the potential application of FATCA withholding on amounts received by such holders in connection with the Mergers.

Limitations on Utilization of Loss Carryforwards and Unrealized Losses

In general, as FBCC Stockholders before the Mergers are expected to hold less than 50% of the outstanding shares of FBCC immediately following the Mergers, it is expected that limitations under the Code will apply to loss carryforwards of FBCC and, if FBCC has a “net unrealized built-in loss” (as defined under Section 382 of the Code) at the time of the Mergers, any unrealized losses of FBCC.

In this regard, the Mergers are expected to result in potential limitations on (i) the ability of FBCC to use its loss carryforwards and, if FBCC has a “net unrealized built-in loss” at the time of the Mergers, to recognize any capital losses on the disposition of its assets to the extent the losses are realized within five years following the Mergers and are attributable to unrealized capital losses inherent in the tax basis of such assets at the time of the Mergers and (ii) on the ability of FBCC’s taxable subsidiaries to use their net operating loss carryforwards. These potential limitations generally would be imposed on an annual basis. Losses in excess of the limitation may be carried forward indefinitely for both capital loss carryforwards and post-2017 net operating loss carryforwards while pre-2018 net operating loss carryforwards are subject to a 20-year expiration from the year incurred. The limitations generally would equal the product of the fair market value of FBCC’s (or FBCC’s taxable subsidiaries, as the case may be) equity immediately prior to the Mergers and the “long-term tax-exempt rate,” as published monthly by the IRS, in effect at such time. No assurance can be given as to what long-term tax-exempt rate will be in effect at the time of the Mergers.

If FBLC has a “net unrealized built-in gain” (as defined under Section 382 of the Code) at the time of the Mergers, FBCC will be prohibited from using (i) its own capital loss carryforwards and (ii) if FBCC has a “net unrealized built-in loss” at the time of the Mergers, FBCC’s unrealized losses (once realized), against the unrealized gains in FBLC’s portfolio at the time of the Mergers, if any, to the extent such gains are realized within five years following the Mergers. In addition, if FBCC has a “net unrealized built-in gain” at the time of the Mergers, FBCC, as the surviving company, will be prohibited from using (i) FBLC’s capital loss carryforwards and (ii) if FBLC has a “net unrealized built-in loss” at the time of the Mergers, FBLC’s unrealized losses (once realized), against the unrealized gains in FBCC’s portfolio at the time of the Mergers, if any, to the extent such gains are realized within five years following the Mergers.

The ability of FBCC to use its or FBLC’s losses in the future depends upon a variety of factors that cannot be known in advance. Even if FBCC is able to utilize its or FBLC’s capital loss carryforwards or unrealized losses, the tax benefit resulting from those losses will be shared by both FBLC Stockholders and FBCC Stockholders following the Mergers. Therefore, an FBCC Stockholder or FBLC Stockholder may pay more taxes, or pay taxes sooner, than such stockholder otherwise would have paid if the Mergers did not occur.

Further, in addition to the other limitations on the use of losses, under Section 381 of the Code, for the tax year of the Mergers, only that percentage of FBCC’s capital gain net income for such tax year (excluding capital loss carryforwards), if any, equal to the percentage of its tax year that remains following the Mergers can be reduced by FBLC capital loss carryforwards (as otherwise limited under Sections 382, 383 and 384 of the Code, as described above).

FBLC has approximately $339.2 million of capital loss carryforwards as of June 30, 2023, none of which are expected to be subject to limitation, except to the extent described above.

Distribution of Income and Gains

FBLC’s tax year is expected to end as a result of the Mergers. FBLC generally will be required to declare to FBLC Stockholders of record one or more distributions of all of its previously undistributed net investment income and net realized capital gain (if any), in order to maintain FBLC’s treatment as a RIC during its tax year ending with the date of the Mergers and to eliminate any U.S. federal income tax on its taxable income in respect of such tax year.

Moreover, if FBCC has net investment income or net realized capital gain, but has not distributed such income or gain prior to the Mergers and you acquire shares of FBCC Common Stock in the Mergers, a portion of your subsequent distributions from FBCC may, in effect, be a taxable return of part of your investment. Similarly, if you acquire FBCC Common Stock in the Mergers when FBCC holds appreciated securities, you may receive a taxable return of part of your investment if and when FBCC sells the appreciated securities and distributes the realized gain.

The preceding discussion is intended only as a summary of material U.S. federal income tax consequences of the Mergers and does not address tax consequences that may vary with, or are contingent on, individual circumstances. Moreover, it does not address any non-income tax or any foreign, state or local tax consequences of the Mergers. Thus, you are strongly encouraged to consult your tax advisor as to the specific tax consequences resulting from the Mergers, including tax return reporting requirements, the applicability and effect of United States federal, state, local and other tax laws and the effect of any proposed changes in the tax laws.

U.S. Federal Income Taxation of an Investment in FBCC Common Stock

The following discussion is a general summary of certain U.S. federal income tax considerations applicable to FBCC, to FBCC’s qualification and taxation as a RIC for U.S. federal income tax purposes under Subchapter M of the Code and to an investment in FBCC Common Stock.

Election to be Taxed as a RIC

FBCC has elected to be treated as a RIC under Subchapter M of the Code. As a RIC, FBCC generally will not have to pay corporate-level U.S. federal income taxes on any income that FBCC distributes to FBCC Stockholders from its taxable earnings and profits. To qualify as a RIC, FBCC must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, in order to obtain RIC tax treatment, FBCC must distribute to FBCC Stockholders, for each taxable year, at least 90% of its “investment company taxable income,” which is generally its net ordinary income plus the excess, if any, of realized net short-term capital gain over realized net long-term capital loss (the “Annual Distribution Requirement”). Even if FBCC qualifies as a RIC, FBCC generally will be subject to corporate-level U.S. federal income tax on its undistributed taxable income and could be subject to U.S. federal excise, state, local and foreign taxes.

Taxation as a RIC

Provided that FBCC qualifies as a RIC and satisfies the Annual Distribution Requirement, FBCC will not be subject to U.S. federal income tax on the portion of its investment company taxable income and net capital gain (which generally is defined as net long-term capital gain in excess of net short-term capital loss) that it timely distributes to stockholders. FBCC will be subject to U.S. federal income tax at regular corporate rates on any income or capital gain not distributed (or deemed distributed) to FBCC Stockholders.

FBCC will be subject to a 4% nondeductible U.S. federal excise tax on certain undistributed income of RICs unless it distributes in a timely manner an amount at least equal to the sum of (1) 98% of its ordinary income for each calendar year, (2) 98.2% of its capital gain net income for the one-year period ending October 31 in that calendar year and (3) any income recognized, but not distributed, in preceding years and on which FBCC paid no U.S. federal income tax. FBCC will generally review the benefits of avoiding excise tax against the costs of paying such tax.

In order to be treated as a RIC for U.S. federal income tax purposes, FBCC must, among other things:

●	elect to be treated as a RIC;

●	meet the Annual Distribution Requirement;

●	qualify to be treated as a BDC or be registered as a management investment company under the Investment Company Act at all times during each taxable year;

●	derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock or other securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies (including but not limited to gain from options, futures and forward contracts) and net income derived from an interest in a “qualified publicly traded partnership” (as defined in the Code) (the “90% Income Test”); and

●	diversify its holdings so that at the end of each quarter of the taxable year:

o	at least 50% of the value of its assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of its assets or more than 10% of the outstanding voting securities of the issuer (which for these purposes includes the equity securities of a “qualified publicly traded partnership”); and

o	no more than 25% of the value of its assets is invested in the securities, other than U.S. Government securities or securities of other RICs, (i) of one issuer, (ii) of two or more issuers that are controlled, as determined under applicable tax rules, by FBCC and that are engaged in the same or similar or related trades or businesses or (iii) of one or more “qualified publicly traded partnerships” (the “Diversification Tests”).

To the extent that FBCC invests in entities treated as partnerships for U.S. federal income tax purposes (other than a “qualified publicly traded partnership”), FBCC generally must include the items of gross income derived by the partnerships for purposes of the 90% Income Test, and the income that is derived from a partnership (other than a “qualified publicly traded partnership”) will be treated as qualifying income for purposes of the 90% Income Test only to the extent that such income is attributable to items of income of the partnership which would be qualifying income if realized by FBCC directly. In addition, FBCC generally must take into account its proportionate share of the assets held by partnerships (other than a “qualified publicly traded partnership”) in which FBCC is a partner for purposes of the Diversification Tests.

In determining whether or not a RIC is in compliance with the Diversification Tests, the 90% Income Test and the Annual Distribution Requirement, a RIC may take into consideration certain cure provisions contained in the Code.

In order to meet the 90% Income Test, FBCC may establish one or more special purpose corporations to hold assets from which FBCC does not anticipate earning dividend, interest or other qualifying income under the 90% Income Test. Any investments held through such a special purpose corporation would generally be subject to U.S. federal income and other taxes, and therefore FBCC can expect to achieve a reduced after-tax yield on such investments.

FBCC may be required to recognize taxable income in circumstances in which FBCC does not receive a corresponding payment in cash. For example, if FBCC hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with payment-in-kind interest or, in certain cases, increasing interest rates or issued with warrants), FBCC must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by FBCC in the same taxable year. FBCC may also have to include in income other amounts that FBCC has not yet received in cash, such as deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. FBCC anticipates that a portion of FBCC’s income may constitute original issue discount or other income required to be included in taxable income prior to receipt of cash.

Because any original issue discount or other amounts accrued will be included in FBCC’s investment company taxable income for the year of the accrual, FBCC may be required to make a distribution to FBCC Stockholders in order to satisfy the Annual Distribution Requirement, even though FBCC will not have received any corresponding cash amount. As a result, FBCC may have difficulty meeting the Annual Distribution Requirement necessary to obtain and maintain RIC tax treatment under the Code. FBCC may have to sell some of its investments at times and/or at prices FBCC would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If FBCC is not able to obtain cash from other sources, FBCC may fail to qualify for RIC tax treatment and thus become subject to corporate-level U.S. federal income tax.

Furthermore, a portfolio company in which FBCC invests may face financial difficulty that requires FBCC to work-out, modify or otherwise restructure its investment in the portfolio company. Any such restructuring may result in unusable capital losses and future non-cash income. Any restructuring may also result in FBCC’s recognition of a substantial amount of non-qualifying income for purposes of the 90% Income Test, such as cancellation of indebtedness income in connection with the work-out of a leveraged investment (which, while not free from doubt, may be treated as non-qualifying income) or the receipt of other non-qualifying income.

Gain or loss realized by FBCC from warrants acquired by FBCC as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term, depending on how long FBCC held a particular warrant.

FBCC’s investment in non-U.S. securities may be subject to non-U.S. income, withholding and other taxes. In that case, FBCC’s yield on those securities would be decreased. Stockholders will generally not be entitled to claim a credit or deduction with respect to non-U.S. taxes paid by FBCC.

If FBCC acquires investments in “passive foreign investment companies” (“PFICs”) (including equity tranche investments in CLO vehicles that are PFICs), FBCC may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such investments even if such income is distributed as a taxable dividend by FBCC to FBCC Stockholders. Certain elections may be available to mitigate or eliminate such tax on excess distributions, but such elections (if available) will generally require FBCC to recognize its share of the PFIC’s income for each year regardless of whether FBCC receives any distributions from such PFIC. FBCC must nonetheless distribute such income to maintain its status as a RIC.

If FBCC holds more than 10% of the shares in a foreign corporation that is treated as a controlled foreign corporation (“CFC”) (including equity tranche investments in a CLO vehicle treated as a CFC), FBCC may be treated as receiving a deemed distribution (taxable as ordinary income) each year from such foreign corporation in an amount equal to FBCC’s pro rata share of the corporation’s income for the tax year (including both ordinary earnings and capital gains). If FBCC is required to include such deemed distributions from a CFC in its income, FBCC will be required to distribute such income to maintain its RIC status regardless of whether or not the CFC makes an actual distribution during such year.

If FBCC is required to include amounts in income prior to receiving distributions representing such income, FBCC may have to sell some of its investments at times and/or at prices FBCC would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If FBCC is not able to obtain cash from other sources, FBCC may fail to qualify for RIC tax treatment and thus become subject to corporate-level U.S. federal income tax.

In addition, as discussed above, to qualify as a RIC, FBCC must, among other thing, satisfy the 90% Income Test. Although the Code generally provides that the income inclusions from a PFIC for which FBCC has made a qualifying fund election (such a PFIC, a “QEF”) or a CFC will be “good income” for purposes of this 90% Income Test to the extent that the QEF or the CFC distributes such income to FBCC in the same taxable year in which the income is included in FBCC’s income, the Code does not specifically provide whether these income inclusions would be “good income” for this 90% Income Test if FBCC does not receive distributions from the QEF or CFC during such taxable year. The IRS has issued a series of private rulings in which it has concluded that all income inclusions from a QEF or a CFC included in a RIC’s gross income would constitute “good income” for purposes of the 90% Income Test. Such rulings are not binding on the IRS except with respect to the taxpayers to whom such rulings were issued. The IRS and U.S. Treasury Department have issued regulations that provide that the income inclusions from a QEF or a CFC will be good income for purposes of the 90% Income Test if FBCC receives a cash distribution from such entity in the same year attributable to the included income or the included income is derived with respect to FBCC’s business of investing in stocks and securities. Accordingly, under current law, FBCC believes that the income inclusions from a CLO that is a QEF or a CFC would be “good income” for purposes of the 90% Income Test whether or not such income is distributed by the QEF or CFC during the taxable year.

Under Section 988 of the Code, gain or loss attributable to fluctuations in exchange rates between the time FBCC accrues income, expenses, or other liabilities denominated in a foreign currency and the time FBCC actually collects such income or pays such expenses or liabilities are generally treated as ordinary income or loss. Similarly, gain or loss on foreign currency forward contracts and the disposition of debt denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

Although FBCC does not presently expect to do so, FBCC is authorized to borrow funds and to sell assets in order to satisfy its distribution requirements. However, under the Investment Company Act, FBCC is not permitted to make distributions to FBCC Common Stockholders while its debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. See “Business—Regulation as a Business Development Company—Qualifying Assets” in Part I, Item 1 of FBCC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 and the section entitled “Indebtedness and Senior Securities.” Moreover, FBCC’s ability to dispose of assets to meet its distribution requirements may be limited by (1) the illiquid nature of FBCC’s portfolio and/or (2) other requirements relating to FBCC’s status as a RIC, including the Diversification Tests. If FBCC disposes of assets in order to meet the Annual Distribution Requirement or to avoid the excise tax, FBCC may make such dispositions at times that, from an investment standpoint, are not advantageous.

If FBCC fails to satisfy the Annual Distribution Requirement or otherwise fails to qualify as a RIC in any taxable year, FBCC will be subject to tax in that year on all of its taxable income, regardless of whether FBCC makes any distributions to FBCC Stockholders. In that case, all of such income will be subject to corporate-level U.S. federal income tax, reducing the amount available to be distributed to FBCC Stockholders. See “—Failure To Obtain RIC Tax Treatment” below.

As a RIC, FBCC is not allowed to carry forward or carry back a net operating loss for purposes of computing its investment company taxable income in other taxable years. U.S. federal income tax law generally permits a RIC to carry forward (i) the excess of its net short-term capital loss over its net long-term capital gain for a given year as a short-term capital loss arising on the first day of the following year and (ii) the excess of its net long-term capital loss over its net short-term capital gain for a given year as a long-term capital loss arising on the first day of the following year. However, future transactions FBCC engages in may cause its ability to use any capital loss carryforwards, and unrealized losses once realized, to be limited under Section 382 of the Code. Certain of FBCC’s investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain and qualified dividend income into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause FBCC to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions, and (vii) produce income that will not be qualifying income for purposes of the 90% Income Test. FBCC will monitor its transactions and may make certain tax elections in order to mitigate the effect of these provisions.

As described above, to the extent that FBCC invests in equity securities of entities that are treated as partnerships for U.S. federal income tax purposes, the effect of such investments for purposes of the 90% Income Test and the Diversification Tests will depend on whether or not the partnership is a “qualified publicly traded partnership” (as defined in the Code). If the partnership is a “qualified publicly traded partnership,” the net income derived from such investments will be qualifying income for purposes of the 90% Income Test and will be “securities” for purposes of the Diversification Tests. If the partnership, however, is not treated as a “qualified publicly traded partnership,” the consequences of an investment in the partnership will depend upon the amount and type of income of the partnership allocable to FBCC and its proportionate share of the underlying assets of the partnership. The income derived from such investments may not be qualifying income for purposes of the 90% Income Test and, therefore, could adversely affect FBCC’s qualification as a RIC. FBCC intends to monitor its investments in equity securities of entities that are treated as partnerships for U.S. federal income tax purposes to prevent FBCC’s disqualification as a RIC.

FBCC may invest in preferred securities or other securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the expected tax treatment, it could affect the timing or character of income recognized, requiring FBCC to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to RICs under the Code.

Taxation of U.S. Stockholders

Whether an investment in shares of FBCC Common Stock is appropriate for a U.S. stockholder will depend upon that person’s particular circumstances. An investment in shares of FBCC Common Stock by a U.S. stockholder may have adverse tax consequences. The following summary generally describes certain U.S. federal income tax consequences of an investment in shares of FBCC Common Stock by taxable U.S. stockholders and not by U.S. stockholders that are generally exempt from U.S. federal income taxation. U.S. stockholders should consult their own tax advisors before making an investment in FBCC Common Stock.

Distributions by FBCC generally are taxable to U.S. stockholders as ordinary income or capital gain. Distributions of FBCC’s “investment company taxable income” (which is, generally, FBCC’s ordinary income excluding net capital gain) will be taxable as ordinary income to U.S. stockholders to the extent of FBCC’s current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. To the extent such distributions paid by FBCC to noncorporate U.S. stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions generally will be eligible for taxation at rates applicable to “qualifying dividends” (currently at a maximum tax rate of 20%) provided that FBCC properly reports such distributions as “qualified dividend income” and certain holding period and other requirements are satisfied. In this regard, it is not anticipated that a significant portion of distributions paid by FBCC will be attributable to qualifying dividends; therefore, FBCC’s distributions generally will not qualify for the preferential rates applicable to qualified dividend income. Distributions of FBCC’s net capital gain (which is generally FBCC’s net long-term capital gain in excess of net short-term capital loss) properly reported by FBCC as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gain (currently at a maximum rate of 20% in the case of individuals, trusts or estates), regardless of the U.S. stockholder’s holding period for his, her or its FBCC Common Stock and regardless of whether paid in cash or reinvested in additional FBCC Common Stock. Distributions in excess of FBCC’s current and accumulated earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s FBCC Common Stock and, after the adjusted basis is reduced to zero, will constitute capital gain to such U.S. stockholder.

U.S. stockholders who receive distributions in the form of stock generally are subject to the same federal income tax consequences as are stockholders who elect to receive their distributions in cash. The U.S. stockholder will have an adjusted tax basis in the additional shares of FBCC Common Stock purchased through the plan equal to the amount of the reinvested distribution. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.

Although FBCC currently intends to distribute any long-term capital gain at least annually, FBCC may in the future decide to retain some or all of its long-term capital gain, but designate the retained amount as a “deemed distribution.” In that case, among other consequences, FBCC will pay tax on the retained amount, each U.S. stockholder will be required to include his, her or its proportionate share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal to his, her or its allocable share of the tax paid thereon by FBCC. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder’s tax basis for his, her or its common stock. Since FBCC expects to pay tax on any retained capital gain at the regular corporate tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on net capital gain, the amount of tax that individual U.S. stockholders will be treated as having paid and for which they will receive a credit will exceed the tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against the U.S. stockholder’s other U.S. federal income tax obligations or may be refunded to the extent it exceeds such U.S. stockholder’s liability for U.S. federal income tax. A U.S. stockholder that is not subject to U.S. federal income tax or otherwise required to file a U.S. federal income tax return would be required to file a U.S. federal income tax return on the appropriate form in order to claim a refund for the taxes FBCC paid. In order to utilize the deemed distribution approach, FBCC must provide written notice to FBCC Stockholders prior to the expiration of 60 days after the close of the relevant taxable year. FBCC cannot treat any of its investment company taxable income as a “deemed distribution.”

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gain dividends paid for that year, FBCC may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If FBCC makes such an election, a U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by FBCC in October, November or December of any calendar year, payable to U.S. stockholders of record on a specified date in any such month and actually paid during January of the following year, will be treated as if it had been received by FBCC’s U.S. stockholders on December 31 of the year in which the dividend was declared.

FBCC may have the ability to declare a large portion of a distribution in shares of FBCC Common Stock to satisfy the Annual Distribution Requirement. If a portion of such distribution is paid in cash (which portion may generally be as low as 20% based on certain public and private rulings issued by the IRS) and certain requirements are met, the entire distribution to the extent of FBCC’s current and accumulated earnings and profits will be treated as a dividend for U.S. federal income tax purposes. As a result, U.S. stockholders will be taxed on the distribution as if the entire distribution was a cash distribution, even though most of the distribution was paid in shares of FBCC Common Stock.

If an investor purchases shares of FBCC Common Stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though it represents a return of his, her or its investment.

A U.S. stockholder generally will recognize taxable gain or loss if the U.S. stockholder sells or otherwise disposes of his, her or its shares of FBCC Common Stock. The amount of gain or loss will be measured by the difference between such U.S. stockholder’s adjusted tax basis in the FBCC Common Stock sold and the amount of the proceeds received in exchange. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the U.S. stockholder has held his, her or its shares for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of FBCC Common Stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of FBCC Common Stock may be disallowed if other substantially identical shares are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition. The ability to otherwise deduct capital loss may be subject to other limitations under the Code.

In general, U.S. stockholders taxed at individual rates currently are subject to a maximum U.S. federal income tax rate of 20% on their recognized net capital gain (i.e., the excess of realized net long-term capital gains over realized net short-term capital losses), including any long-term capital gain derived from an investment in FBCC Common Stock. Such rate is lower than the maximum rate on ordinary income currently payable by such U.S. stockholders. Corporate U.S. stockholders currently are subject to U.S. federal income tax on net capital gain at the 21% rate also applied to ordinary income.

Noncorporate U.S. stockholders with net capital loss for a year (capital loss in excess of capital gain) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital loss of a noncorporate stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate stockholders generally may not deduct any net capital loss for a year, but may carry back such losses for three years or carry forward such losses for five years.

When FBCC is not a publicly offered regulated investment company for any taxable year, a noncorporate U.S. stockholder’s pro rata portion of FBCC’s affected expenses, including FBCC’s management fees, will be treated as an additional dividend to the stockholder and will be deductible by such stockholder only to the extent permitted under the limitations described below. A “publicly offered regulated investment company” is a regulated investment company whose shares are either (i) continuously offered pursuant to a public offering, (ii) regularly traded on an established securities market or (iii) held by at least 500 persons at all times during the taxable year. For taxable years beginning before 2026, certain expenses (including advisory fees), referred to as miscellaneous itemized deductions generally are not deductible by noncorporate U.S. stockholders, including individuals, trusts, and estates. For taxable years beginning in 2026 or later, miscellaneous itemized deductions generally are deductible by a noncorporate U.S. stockholder (such as an individual, trust or estate) only to the extent that the aggregate of such U.S. stockholder’s miscellaneous itemized deductions exceeds 2% of such U.S. stockholder’s adjusted gross income for U.S. federal income tax purposes, are not deductible for purposes of the alternative minimum tax and are subject to the overall limitation on itemized deductions under Section 68 of the Code. FBCC does not anticipate that it will initially constitute a publicly offered regulated investment company although it is possible that it may qualify at some point in the future.

FBCC (or the applicable withholding agent) will send to each of its U.S. stockholders, as promptly as possible after the end of each calendar year, a notice reporting the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the U.S. federal income tax status of each year’s distributions generally will be reported to the IRS (including the amount of dividends, if any, eligible for the 20% maximum rate). Dividends paid by FBCC generally will not be eligible for the dividends-received deduction or the preferential tax rate applicable to qualifying dividends. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder’s particular situation.

FBCC (or the applicable withholding agent) may be required to withhold U.S. federal income tax, or backup withholding, from all distributions to any noncorporate U.S. stockholder (1) who fails to furnish FBCC with a correct taxpayer identification number or a certificate that such U.S. stockholder is exempt from backup withholding or (2) with respect to whom the IRS notifies FBCC that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Backup withholding tax is not an additional tax, and any amount withheld may be refunded or credited against the U.S. stockholder’s U.S. federal income tax liability, provided that proper information is timely provided to the IRS.

Under U.S. Treasury Regulations, if a U.S. stockholder recognizes a loss with respect to shares of FBCC Common Stock of $2 million or more for a noncorporate U.S. stockholder or $10 million or more for a corporate U.S. stockholder in any single taxable year (or a greater loss over a combination of years), the U.S. stockholder must file with the IRS a disclosure statement on Internal Revenue Service Form 8886 (or successor form). Direct stockholders of portfolio securities in many cases are excepted from this reporting requirement, but under current guidance, stockholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to stockholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Significant monetary penalties apply to a failure to comply with this reporting requirement. States may also have a similar reporting requirement. Stockholders should consult their own tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Taxation of Non-U.S. Stockholders

Whether an investment in the shares is appropriate for a non-U.S. stockholder will depend upon that person’s particular circumstances. An investment in the shares by a non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their tax advisers before investing in FBCC Common Stock. Distributions of FBCC’s “investment company taxable income” (which excludes net capital gain) to non-U.S. stockholders that are not “effectively connected” with a U.S. trade or business carried on by the non-U.S. stockholder, will generally be subject to withholding of U.S. federal income tax at a rate of 30% (or lower rate provided by an applicable treaty) to the extent of FBCC’s current and accumulated earnings and profits, unless an applicable exception applies. However, FBCC generally is not required to withhold any amounts with respect to distributions of (i) U.S.-source interest income that would not have been subject to withholding of U.S. federal income tax if they had been earned directly by a non-U.S. stockholder, and (ii) net short-term capital gains in excess of net long-term capital losses that would not have been subject to withholding of U.S. federal income tax if they had been earned directly by a non-U.S. stockholder, in each case only to the extent that such distributions are properly reported by FBCC as “interest-related dividends” or “short-term capital gain dividends,” as the case may be, and certain other requirements are met. No certainty can be provided that any of FBCC’s distributions will be reported as eligible for this exception.

Actual or deemed distributions of FBCC’s net capital gain to a non-U.S. stockholder, and gains realized by a non-U.S. stockholder upon the sale of FBCC Common Stock, that are not effectively connected with a U.S. trade or business carried on by the non-U.S. stockholder, will generally not be subject to U.S. federal withholding tax and generally will not be subject to U.S. federal income tax unless the non-U.S. stockholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements. However, withholding of U.S. federal income tax at a rate of 30% on capital gain of nonresident alien individuals who are physically present in the United States for more than the 182 day period only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year is generally treated as a U.S. resident for U.S. income tax purposes; in that case, he or she would be subject to U.S. income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% U.S. federal withholding tax.

If FBCC distributes its net capital gain in the form of deemed rather than actual distributions (which FBCC may do in the future), a non-U.S. stockholder will be entitled to a U.S. federal income tax credit or tax refund equal to the non-U.S. stockholder’s allocable share of the tax FBCC pays on the capital gain deemed to have been distributed. In order to obtain the refund, the non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return. Accordingly, investment in FBCC Common Stock may not be appropriate for a non-U.S. stockholder.

Distributions of FBCC’s “investment company taxable income” and net capital gain (including deemed distributions) to non-U.S. stockholders, and gains realized by non-U.S. stockholders upon the sale of FBCC Common Stock that are “effectively connected” with a U.S. trade or business carried on by the non-U.S. stockholder (or if an income tax treaty applies, attributable to a “permanent establishment” in the United States), will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Corporate non-U.S. stockholders may also be subject to an additional branch profits tax at a rate of 30% imposed by the Code (or lower rate provided by an applicable treaty). In the case of a noncorporate non-U.S. stockholder, FBCC may be required to withhold U.S. federal income tax from distributions that are otherwise exempt from withholding tax (or taxable at a reduced rate) unless the non-U.S. stockholder certifies his or her foreign status under penalties of perjury or otherwise establishes an exemption.

FBCC may have the ability to declare a large portion of a distribution in shares of FBCC Common Stock to satisfy the Annual Distribution Requirement. If a portion of such dividend is paid in cash (which portion may be as low as 20% under certain public and private rulings issued by the IRS) and certain requirements are met, the entire distribution to the extent of FBCC’s current and accumulated earnings and profits will be treated as a dividend for U.S. federal income tax purposes. As a result, non-U.S. stockholders will be taxed on the distribution as if the entire distribution was cash distribution, even though most of the distribution was paid in shares of FBCC Common Stock.

The tax consequences to a non-U.S. stockholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Non-U.S. stockholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in FBCC Common Stock.

A non-U.S. stockholder who is a nonresident alien individual or foreign corporation may be subject to information reporting and withholding of U.S. federal income tax on dividends unless the non-U.S. stockholder provides FBCC or the dividend paying agent with an IRS Form W-8BEN or IRS Form W-8BEN-E (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a non-U.S. stockholder or otherwise establishes an exemption from withholding.

Legislation commonly referred to as the “Foreign Account Tax Compliance Act,” or “FATCA,” generally imposes a 30% withholding tax on payments of certain types of income to foreign financial institutions (“FFIs”) unless such FFIs either (i) enter into an agreement with the U.S. Treasury to report certain required information with respect to accounts held by U.S. persons (or held by foreign entities that have U.S. persons as substantial owners) or (ii) reside in a jurisdiction that has entered into an intergovernmental agreement (“IGA”) with the United States to collect and share such information and are in compliance with the terms of such IGA and any enabling legislation or regulations. The types of income subject to the withholding tax include U.S.-source interest and dividends. While withholding under FATCA would also have applied to payments of gross proceeds from the sale or other taxable disposition of FBLC Common Stock and FBCC Common Stock, proposed United States Treasury regulations (upon which taxpayers may rely until final regulations are issued) eliminate FATCA withholding on gross proceeds entirely. The information required to be reported includes the identity and taxpayer identification number of each account holder that is a U.S. person and transaction activity within the holder’s account. In addition, subject to certain exceptions, this legislation also imposes a 30% withholding on payments to foreign entities that are not FFIs unless the foreign entity certifies that it does not have a greater than 10% U.S. owner or provides the withholding agent with identifying information on each greater than 10% U.S. owner. Depending on the status of a non-U.S. stockholder and the status of the intermediaries through which they hold their shares, non-U.S. stockholders could be subject to this 30% withholding tax with respect to distributions on their shares. Under certain circumstances, a non-U.S. stockholder might be eligible for refunds or credits of such taxes.

Non-U.S. persons should consult their own tax advisors with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in FBCC Common Stock.

Failure To Obtain RIC Tax Treatment

If FBCC were unable to obtain tax treatment as a RIC, FBCC would be subject to tax on all of its taxable income at regular corporate rates. FBCC would not be able to deduct distributions to stockholders, nor would they be required to be made. Distributions would generally be taxable to FBCC Stockholders as dividend income to the extent of FBCC’s current and accumulated earnings and profits (in the case of noncorporate U.S. stockholders, at a maximum rate applicable to qualified dividend income of 20%, provided certain holding period and other requirements are met). Subject to certain limitations under the Code, corporate stockholders would be eligible for the dividends-received deduction.

Distributions in excess of FBCC’s current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain.

If FBCC fails to meet the RIC requirements for more than two consecutive years and then seeks to re-qualify as a RIC, FBCC would be required to recognize gain to the extent of any unrealized appreciation in its assets unless FBCC made a special election to pay corporate-level U.S. federal income tax on any such unrealized appreciation during the succeeding five-year period.

FBCC PROPOSAL — APPROVAL OF THE FBCC ADVISORY AGREEMENT PROPOSAL

General

FBCC is asking FBCC Stockholders to approve the New FBCC Advisory Agreement. The New FBCC Advisory Agreement would amend the Current FBCC Advisory Agreement in order to incorporate changes to the calculation of the base management fee, the incentive fee on income and the incentive fee on capital gains. If approved by the FBCC Stockholders at the FBCC Special Meeting, the New FBCC Advisory Agreement would take effect upon, and be contingent on, the Closing. Under the New FBCC Advisory Agreement, (i) the base management fee will increase to an annual rate of 1.50% of FBCC’s average gross assets, provided, that the base management fee will be calculated at an annual rate of 1.00% of FBCC’s average gross assets purchased with borrowed funds above 1.0x debt-to-equity (equivalent to $1 of debt outstanding for each $1 of equity), (ii) the incentive fee on income will increase to a catch-up of 1.8175% (7.27% annualized), 17.5% of the amount of FBCC’s pre-incentive fee net investment income, if any, that exceeds the catch-up with the Preferred Return remaining the same as under the Current FBCC Advisory Agreement and the New FBCC Advisory Agreement, and (iii) the incentive fee on capital gains will increase to 17.5% of FBCC’s incentive fee capital gains calculated as under the Current FBCC Advisory Agreement for periods ending after the date of the New FBCC Advisory Agreement, on a cumulative basis from the date of FBCC’s election to be regulated as a BDC. The fees payable under the New FBCC Advisory Agreement are calculated in the same manner as the post-Liquidity Event calculation of the base management fee payable under the Current FBCC Advisory Agreement. None of the other material terms will change in the New FBCC Advisory Agreement as compared to the Current FBCC Advisory Agreement, including the services to be provided.

The Investment Company Act requires that an investment advisory agreement be approved by both a majority of an investment company’s “non-interested” directors and “a majority of the outstanding voting securities,” as such terms are defined under the Investment Company Act. The FBCC Board and the FBCC Special Committee, after separate meetings and discussion, have unanimously approved the New FBCC Advisory Agreement and believe it to be in the best interest of FBCC and the FBCC Stockholders. The FBCC Board is currently composed of six directors, five of whom are not “interested persons,” of FBCC or FBCA as defined in Section 2(a)(19) of the Investment Company Act. If approved by a majority of the outstanding voting securities of FBCC, the New FBCC Advisory Agreement will become effective upon Closing. If the Mergers do not close, then the New FBCC Advisory Agreement will not go into effect, even if approved by the FBCC Stockholders.

A form of the New FBCC Advisory Agreement is attached as Annex B to this joint proxy statement/prospectus and is marked to show the proposed changes against the Current FBCC Advisory Agreement.

Background

FBCA is registered as an investment adviser under the Advisers Act, has served as the investment adviser to FBCC since September 23, 2020 and currently serves as FBCC’s external investment adviser pursuant to the Current FBCC Advisory Agreement. FBCA is an affiliate of BSP.

Subject to the overall supervision of the FBCC Board and in accordance with the Investment Company Act, FBCA manages FBCC’s day-to-day operations and provides investment advisory services to FBCC. Under the terms of both the New FBCC Advisory Agreement and the Current FBCC Advisory Agreement, FBCA:

●	determines the composition and allocation of FBCC’s investment portfolio, the nature and timing of any changes therein and the manner of implementing such changes;

●	identifies, evaluates and negotiates the structure of the investments made by FBCC;

●	performs due diligence on prospective portfolio companies;

●	executes, closes, monitors and services FBCC’s investments;

●	determines the securities and other assets that FBCC purchases, retains or sells;

●	arranges financings and borrowing facilities for FBCC; and

●	provides FBCC with such other investment advisory, research and related services as FBCC may, from time to time, reasonably require for the investment of FBCC’s funds.

FBCA’s services under the New FBCC Advisory Agreement and the Current FBCC Advisory Agreement are not exclusive. Subject to the requirements of the Investment Company Act, FBCA may enter into one or more sub-advisory agreements under which FBCA may obtain assistance in fulfilling its responsibilities under the New FBCC Advisory Agreement or the Current FBCC Advisory Agreement.

Pursuant to the New FBCC Advisory Agreement, FBCC will pay FBCA a fee for investment advisory and management services consisting of two components — a base management fee and an incentive fee. The cost of both the base management fee and the incentive fee is ultimately borne by FBCC Stockholders.

FBCC pays FBCA an incentive fee, which is calculated as described below and payable quarterly in arrears (or, upon termination of the New FBCC Advisory Agreement, as of the termination date).

Changes Under the New FBCC Advisory Agreement

Base Management Fee

Currently, the base management fee is calculated at an annual rate of 0.5% of FBCC’s average gross assets under the Current FBCC Advisory Agreement. FBCC is proposing to amend the Current FBCC Advisory Agreement in the FBCC Advisory Agreement Proposal to increase the FBCC base management fee to an annual rate of 1.50% of FBCC’s average gross assets, provided, that the base management fee will be calculated at an annual rate of 1.00% of FBCC’s average gross assets purchased with borrowed funds above 1.0x debt-to-equity (equivalent to $1 of debt outstanding for each $1 of equity). The base management fee payable under the New FBCC Advisory Agreement is calculated in the same manner as the post-Liquidity Event calculation of the base management fee payable under the Current FBCC Advisory Agreement.

Incentive Fee

For FBCC, the incentive fee consists of two parts: the incentive fee on income and the incentive fee on capital gains during operations. Currently, FBCA has agreed to waive all incentive fees for the first twelve calendar quarters of operations of FBCC under the terms of the FBCC Fee Waiver Letter.

Incentive Fee on Income. Absent the terms of the FBCC Fee Waiver Letter, the incentive fee on income is calculated and payable quarterly in arrears based on FBCC’s “pre-incentive fee net investment income” for the immediately preceding quarter. Under the Current FBCC Advisory Agreement, the payment of the incentive fee on income is subject to payment of the Preferred Return of FBCC at the end of the most recently completed quarter, of 1.50%, subject to a “catch-up” feature. FBCA is entitled to 100% of FBCC’s pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the Preferred Return but is less than or equal to 1.765% in any calendar quarter (7.06% annualized). This portion of the incentive fee on income is referred to as the “catch up” and is intended to provide FBCA with an incentive fee of 15% on all of FBCC’s pre-incentive fee net investment income when FBCC’s pre-incentive fee net investment income reaches 1.765% (7.06% annualized) in any calendar quarter. 15% of the amount of FBCC’s pre-incentive fee net investment income, if any, that exceeds the catch-up is payable to FBCA. FBCC is proposing to amend the Current FBCC Advisory Agreement in the FBCC Advisory Agreement Proposal to increase the catch-up from 1.765% (7.06% annualized) to 1.8175% (7.27% annualized) and the incentive fee from 15% to 17.5% of the amount of FBCC’s pre-incentive fee net investment income, if any, that exceeds the catch-up. The Preferred Return will be the same under the Current FBCC Advisory Agreement and the New FBCC Advisory Agreement. The incentive fee on income payable under the New FBCC Advisory Agreement is calculated in the same manner as the post-Liquidity Event calculation of the incentive fee on income payable under the Current FBCC Advisory Agreement.

Incentive Fee On Capital Gains During Operations. Under the Current FBCC Advisory Agreement, the incentive fee payable on net capital gains equals 15% of FBCC’s incentive fee capital gains, which equals realized capital gains of FBCC on a cumulative basis from the date of FBCC’s election to be regulated as a BDC, calculated as of the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid incentive fee on capital gains during operations. FBCC is proposing to amend the Current FBCC Advisory Agreement in the FBCC Advisory Agreement Proposal to increase the capital gains incentive fee from 15% to 17.5% of FBCC’s incentive fee capital gains calculated as described above for periods ending after the date of the New FBCC Advisory Agreement. The capital gains incentive fee payable under the New FBCC Advisory Agreement is calculated in the same manner as the post-Liquidity Event calculation of the capital gains incentive fee payable under the Current FBCC Advisory Agreement.

No other provisions of the Current FBCC Advisory Agreement will change materially in the event that the New FBCC Advisory Agreement is approved.

Effect of the New FBCC Advisory Agreement on Advisory Fees

As described more fully above, the New FBCC Advisory Agreement would increase the annual base management fee and the incentive fees. This adjustment appropriately reflects the larger size of the combination of FBCC and FBLC after the Mergers while retaining the same fee calculation as the post-Liquidity Event calculation of the fees payable under the Current FBCC Advisory Agreement.

If the New FBCC Advisory Agreement had been in effect as of January 1, 2022, replacing the Current FBCC Advisory Agreement, and all other factors remained the same except as noted below, it is estimated that the management and incentive fees paid by FBCC in 2022 and for the six months ended June 30, 2023 would have been as follows. Although FBCA has agreed to waive all incentive fees for the first twelve calendar quarters of operations of FBCC under the terms of the FBCC Fee Waiver Letter of the Current FBCC Advisory Agreement, the “Income incentive fee” and the “Capital gains incentive fee” line items in the table below have been calculated as if the terms of the FBCC Fee Waiver Letter were not in effect in order to more accurately reflect the fact that the (i) catch-up for incentive fees payable to FBCA will increase from 1.765% (7.06% annualized) to 1.8175% (7.27% annualized) and the incentive fee from 15% to 17.5% of the amount of FBCC’s pre-incentive fee net investment income, if any, that exceeds the catch-up; and (ii) the capital gains incentive fee will increase from 15% to 17.5% of incentive fee capital gains under the New FBCC Advisory Agreement.

	Fees paid under the New FBCC Advisory Agreement (in thousands)	Fees accrued under the Current FBCC Advisory Agreement (in thousands)	(Decrease)/ Increase (in thousands)	Per Share (Decrease)/ Increase(1)	Percentage (Decrease)/ Increase
Year Ended December 31, 2022:
Base management fee	$9,829	$3,378	$6,451	$0.35	191.0%
Income incentive fee	4,378	4,720	(342)	(0.02)	(7.2)
Capital gains incentive fee	(477)	(409)	(68)	–	16.7
Total	$13,730	$7,689	$6,041	$0.32	78.6%

(1)	The per share data was derived by using the weighted average shares of common stock outstanding during the period.

	Fees paid under the New FBCC Advisory Agreement (in thousands)	Fees paid under the Current FBCC Advisory Agreement (in thousands)	(Decrease)/ Increase (in thousands)	Per Share (Decrease)/ Increase(1)	Percentage (Decrease)/ Increase
Six Months Ended June 30, 2023:
Base management fee	$6,065	$2,043	$4,022	$0.16	196.9%
Income incentive fee	3,792	3,854	(62)	(0.00)	(1.6)
Capital gains incentive fee	–	–	–	–	–
Total	$9,857	$5,897	$3,960	$0.16	67.1%

(1)	The per share data was derived by using the weighted average shares of common stock outstanding during the period.

Reasons for the New FBCC Advisory Agreement and

the FBCC Board Approval of the New FBCC Advisory Agreement

Reasons for the New FBCC Advisory Agreement

The proposed amendments to the Current FBCC Advisory Agreement are generally intended to reflect the larger size of the combination of FBCC and FBLC after the Mergers while retaining the same fee calculation as the post-Liquidity Event calculation of the fees payable under the Current FBCC Advisory Agreement.

Board Considerations

At a meeting of the FBCC Board held on October 2, 2023, the FBCC Board, including a majority of the FBCC Independent Directors, approved the New FBCC Advisory Agreement. The FBCC Board then approved the submission of the New FBCC Advisory Agreement to FBCC’s stockholders for approval with the FBCC Board’s recommendation that the FBCC Stockholders vote to approve the New FBCC Advisory Agreement.

Factors Considered by the FBCC Board

The FBCC Board, in approving and recommending stockholder approval of the New FBCC Advisory Agreement, considered information furnished and discussed at various FBCC Board meetings and executive sessions with representatives of FBCA, Dechert, Simpson Thacher and S&W, including information provided specifically in relation to the consideration of the approval of the New FBCC Advisory Agreement in response to written requests from the FBCC Independent Directors and their outside legal counsel. In addition, the FBCC Board considered certain information that was provided to and discussed with the FBCC Board in connection with its consideration of the renewal of the Current FBCC Advisory Agreement at a meeting held in January 2023.

In its deliberations, the FBCC Board considered (1) various materials and information regarding the nature, quality and extent of the services to be provided by FBCA, including information previously provided by FBCA in connection with the FBCC Board’s approval of the Current FBCC Advisory Agreement, (2) the contractual terms of the New FBCC Advisory Agreement and the proposed fees to be charged to FBCC under the New FBCC Advisory Agreement, (3) comparative fee structures of comparable BDCs that engage in similar investing activities and estimated profitability of FBCA under the Current FBCC Advisory Agreement and the New FBCC Advisory Agreement, (4) updated performance information with respect to FBCC and the performance of other BDCs with comparable investment objectives and strategies, (5) the extent to which economies of scale could be realized by FBCC in the future, and (6) other benefits (in addition to advisory fee revenues) derived or potentially derived by FBCA from its relationship with FBCC. The specific information reviewed and considered by the FBCC Board included, without limitation, information about:

●	FBCA’s general qualifications to serve as investment adviser to FBCC, including its history, investment processes, organization, ownership structure, operations and financial position, any anticipated structural changes contemplated as occurring within the next year;

●	key personnel of FBCA and their qualifications, abilities, education, personal affiliations, experience and professional accomplishments, the compensation structure of the portfolio managers and the ability of FBCA to attract and retain high-caliber professionals;

●	FBCA’s policies and guidelines in place to monitor and manage risk and market volatility;

●	FBCA’s advisory experience and separately managed accounts and funds managed or co-managed by FBCA or its affiliates and how such accounts or funds may compete with FBCC, and the short- and long-term performance of affiliated fund products and accounts;

●	the terms of the New FBCC Advisory Agreement as well as information on all fees to be paid by FBCC in connection with its advisory arrangements, including indirect benefits expected potentially to be derived by FBCA and/or affiliates in connection with the advisory arrangements, profitability to FBCA of the advisory relationship, the potential for economies of scale, management and other fees associated with the advisory arrangements in comparison to comparable funds’ management and other fees;

●	compliance and related matters, including FBCA’s compliance policies and procedures, processes for monitoring work provided by third parties, responses to regulatory developments and risk monitoring and management, including management of cybersecurity risk and mitigation of potential losses to FBCC in the event of an information security breach;

●	legal matters, including any relevant litigation, investigation or examinations, potential conflicts of interest and insurance arrangements; and

●	FBCA’s policies regarding the selection of broker-dealers for portfolio transactions and approach to evaluating trade execution quality.

In addition to evaluating, among other things, the written information provided by FBCA, the FBCC Board considered the answers to questions posed by the FBCC Board to representatives of FBCA. The FBCC Independent Directors met separately in executive session with their outside legal counsel to review and consider the information provided regarding the New FBCC Advisory Agreement.

Based on their review, the FBCC Independent Directors and the FBCC Board concluded that it was in the best interests of FBCC to approve the New FBCC Advisory Agreement. In its deliberations, the FBCC Board gave weight to each of the factors described above, among others, but did not identify any one particular factor as controlling their decision. The material factors and conclusions that formed the basis for the FBCC Board’s determinations are discussed below.

Nature, Quality and Extent of Services. The FBCC Board considered that the nature, quality and extent of the services to be provided by FBCA are not expected to change due to the New FBCC Advisory Agreement. The FBCC Board considered updated information provided by FBCA with respect to its key personnel, investment process, deal flow and financing sources, all for the benefit of FBCC. The FBCC Board discussed FBCA’s personnel, operations and financial condition and other characteristics, noting the expertise and capabilities of FBCA’s personnel, FBCA’s demonstrated capability to manage FBCC and the financial strength of FBCA and BSP. The FBCC Board and the FBCC Independent Directors determined that they were satisfied with the nature, quality and extent of the services to be provided by FBCA to FBCC.

Contractual Terms of New FBCC Advisory Agreement and Proposed Fees. The FBCC Board considered the fees and anticipated future expense ratios of FBCC under the New FBCC Advisory Agreement. In particular, the FBCC Board reviewed data provided by FBCA regarding the contractual investment advisory fee rate paid to FBCA and the investment advisory fee rate paid by externally managed BDCs with similar investment objectives in FBCC’s peer group. In addition, FBCA provided, and the FBCC Board considered, contractual and actual advisory fee rates of other BDCs managed by FBCA and its affiliates with comparative investment objectives, strategies and risks. The FBCC Board noted that the New FBCC Advisory Agreement reflected three primary changes to the calculation of the fees to be paid to FBCA by FBCC. The FBCC Board considered the financial impact of an increase in the annual base management fee by 100 basis points, provided, that the base management fee will be calculated at an annual rate of 1.00% of FBCC’s average gross assets purchased with borrowed funds above 1.0x debt-to-equity. The FBCC Board also considered the increase in the incentive fee catch-up from 15% to 17.5% of the amount of FBCC’s pre-incentive fee net investment income, if any, that exceeds the catch-up. Finally, the FBCC Board considered the increase in the incentive fee on capital gains from 15% to 17.5% of FBCC’s incentive fee capital gains calculated under the Current FBCC Advisory Agreement. The FBCC Board determined that the fees to be paid under the New FBCC Advisory Agreement are reasonable in relation to the services to be rendered to FBCC by FBCA.

Comparative Fee Structures and Profitability. The FBCC Board’s analysis of base management fees within the BDC industry yielded the conclusion that BDC management fees typically range from a high of 2.0% on managed assets to a low of 0.7% on managed assets (with certain minor variations in the methodology for calculating managed assets), and that FBCA’s management fees pursuant to the New FBCC Advisory Agreement were in line with industry peers. The FBCC Board’s analysis of various incentive fee structures within the BDC industry yielded the conclusion that BDC incentive fees typically range from a high of 20.0% to a low of 17.50% with a median of 17.50%, coupled with hurdle rates generally ranging from a high of 8.25% to a low of 6% with a median of 7.0%. The FBCC Board also considered updated profitability information of FBCA under the Current FBCC Advisory Agreement and under the New FBCC Advisory Agreement. After discussion, analysis, and input from its business and legal advisors, the FBCC Board concluded that management fees and incentive fees included in the New FBCC Advisory Agreement were in line with industry peers and would be in the best interests of stockholders.

Review of Long- and Short-term Performance. With respect to FBCC’s investment performance, the FBCC Board and the FBCC Independent Directors reviewed the nature, quality and extent of the advisory and other services provided to FBCC and FBCC’s recent performance and noted that it was generally satisfied with FBCC performance and, in particular, with regard to FBCA’s specific investment advisory activities during its tenure.

Economies of Scale. The FBCC Board considered the extent to which economies of scale could be realized as FBCC grows and whether FBCC’s fee levels reflect these economies of scale for the benefit of stockholders. The FBCC Board took into consideration that FBCA’s combined organization and, indirectly, FBCC’s Stockholders, benefit from economies of scale due to, as an example, a combined platform that allows FBCA to hire more investment professionals who specialize in private debt, maintain a shared research team, and seek investments with larger hold sizes. The FBCC Board considered that these benefits are offset, in part, by the nature of investments by BDCs with FBCC’s investment strategy that generally invest through direct lending due to the required bespoke diligence and origination procedures required for each such investment.

Other Benefits. The FBCC Board considered other benefits that may accrue to FBCA and its affiliates from its relationships with FBCC, including that FBCA benefits from FBCC’s stable capital base which complements FBCA’s and its affiliates’ private funds.

Overall Conclusions. Based on all of the information considered and the conclusions reached, the FBCC Board determined that the terms of the New FBCC Advisory Agreement are fair and reasonable and that the approval of the New FBCC Advisory Agreement is in the best interests of FBCC. The FBCC Board, including a majority of the FBCC Independent Directors, unanimously approved the New FBCC Advisory Agreement.

Appraisal Rights

Under Delaware law, FBCC Stockholders will not be entitled to rights of appraisal with respect to the FBCC Advisory Agreement Proposal. Accordingly, to the extent that an FBCC Stockholder objects to the FBCC Advisory Agreement Proposal, such FBCC Stockholder will not have the right to have a court judicially determine (and the FBCC Stockholder will not receive) the fair value for its shares of FBCC under the provisions of Delaware law governing appraisal rights.

Required Vote

FBCC Stockholders may vote “FOR” or “AGAINST,” or they may “ABSTAIN” from voting on, the FBCC Advisory Agreement Proposal. The affirmative vote “FOR” the FBCC Advisory Agreement Proposal of a “majority of the outstanding voting securities” of FBCC is required for approval of the FBCC Advisory Agreement Proposal. Under the Investment Company Act, a “majority of the outstanding voting securities” of FBCC is the lesser of: (1) 67% of the FBCC Stock at the FBCC Special Meeting if the holders of more than 50% of the outstanding shares of FBCC Stock are present virtually or represented by proxy, or (2) more than 50% of the outstanding shares of FBCC Stock.

Abstentions will have the same effect as votes “against” this proposal. Proxies received will be voted “FOR” the approval of the FBCC Advisory Agreement Proposal unless FBCC Stockholders designate otherwise.

The FBCC Board unanimously recommends that the FBCC Stockholders vote “FOR” the FBCC Advisory Agreement Proposal.

FBLC PROPOSAL — APPROVAL OF THE FBLC MERGER PROPOSAL

FBLC is asking FBLC Stockholders to approve the Mergers and the transactions contemplated by the Merger Agreement. Upon completion of the Mergers, and subject to the terms and conditions of the Merger Agreement, each share of FBLC Common Stock issued and outstanding immediately prior to the Effective Time (excluding any Cancelled Shares) will be converted into the right to receive, in accordance with the Merger Agreement, the Merger Consideration as described in the section entitled “Description of the Merger Agreement—Merger Consideration.” For more information on the FBLC Stockholder vote required for approval of the FBLC Merger Proposal, see “The FBLC Special Meeting—Vote Required.”

Approval of the FBLC Merger Proposal is required for the completion of the Mergers.

Appraisal Rights

Under Maryland law and FBLC’s Third Article of Amendment and Restatement (the “FBLC Certificate of Incorporation”), FBLC Stockholders will not be entitled to rights of appraisal with respect to the FBLC Merger Proposal. Accordingly, to the extent that a FBLC Stockholder objects to the FBLC Merger Proposal, such FBLC Stockholder will not have the right to have a court judicially determine (and the FBLC Stockholder will not receive) the fair value for its shares of FBLC Common Stock under the provisions of Maryland law governing appraisal rights.

Required Vote

FBLC Stockholders may vote “FOR” or “AGAINST,” or they may “ABSTAIN” from voting on, the FBLC Merger Proposal. The affirmative vote “FOR” the FBLC Merger Proposal of FBLC Stockholders entitled to cast a majority of all the votes entitled to be cast at the FBLC Special Meeting is required to approve the FBLC Merger Proposal.

Abstentions will have no effect on the voting outcome of the FBLC Merger Proposal. Proxies received will be voted “FOR” the approval of the FBLC Merger Proposal unless FBLC Stockholders designate otherwise.

On the recommendation of the FBLC Special Committee, the FBLC Board unanimously recommends a vote “FOR” the FBLC Merger Proposal.

MARKET PRICE, DIVIDEND AND DISTRIBUTION INFORMATION

FBCC

Price Range of FBCC Common Stock

There is currently no market for FBCC’s securities, and FBCC does not expect that a market for FBCC Common Stock will develop in the future. FBCC is prohibited under the Investment Company Act from selling its shares of FBCC Common Stock at an offering price, after deducting selling commissions and dealer manager fees, that is below its NAV per share attributable to FBCC Common Stock unless FBCC obtains stockholder approval. In connection with any issuance of shares of FBCC Common Stock, the FBCC Board or a committee thereof will review the then current offering price per share against the current estimated NAV per share attributable to FBCC Common Stock to ensure that FBCC was not selling shares of FBCC Common Stock at a price which, after deducting selling commissions and dealer manager fees, was below FBCC’s NAV per share.

The following table summarizes FBCC’s distributions declared during the years ended December 31, 2021 and 2022, and six months ended June 30, 2023:

FBCC Preferred Stock

There were no distributions declared on shares of FBCC Preferred Stock during the year ended December 31, 2021.

Date Declared	Record Date	Payment Date	Amount Per Share
For the Year Ended December 31, 2022
February 4, 2022	January 31, 2022	February 22, 2022	$19.49
May 11, 2022	May 11, 2022	May 24, 2022	$25.28
July 28, 2022	July 28, 2022	August 5, 2022	$25.42
October 26, 2022	October 26, 2022	November 7, 2022	$25.42
Total distributions declared for year ended December 31, 2022			$95.61

Date Declared	Record Date	Payment Date	Amount Per Share
For the Six Months Ended June 30, 2023
February 24, 2023	February 24, 2023	March 24, 2023	$28.31
April 27, 2023	April 27, 2023	May 5, 2023	$28.35
Total distributions declared for the six months ended June 30, 2023			$56.66

FBCC Common Stock

Date Declared	Record Date	Payment Date	Amount Per Share
For the Year Ended December 31, 2021
October 28, 2021	October 28, 2021	November 15, 2021	$0.30
Total distributions declared for year ended December 31, 2021			$0.30

Date Declared	Record Date	Payment Date	Amount Per Share
For the Year Ended December 31, 2022
February 4, 2022	January 31, 2022	February 22, 2022	$0.30
May 11, 2022	May 11, 2022	May 24, 2022	$0.39
July 28, 2022	July 28, 2022	August 5, 2022	$0.39
October 26, 2022	October 26, 2022	November 7, 2022	$0.39
Total distributions declared for year ended December 31, 2022			$1.47

Date Declared	Record Date	Payment Date	Amount Per Share
For the Six Months Ended June 30, 2023
February 24, 2023	February 24, 2023	March 24, 2023	$0.43
April 27, 2023	April 27, 2023	May 5, 2023	$0.43
Total distributions declared for the six months ended June 30, 2023			$0.86

Pursuant to FBCC’s DRIP, FBCC reinvests all cash dividends or distributions declared by the FBCC Board on behalf of FBCC Stockholders who do not elect to receive their distributions in cash. As a result, if the FBCC Board declares a distribution, then FBCC Stockholders who have not elected to “opt out” of the FBCC DRIP will have their distributions automatically reinvested in additional shares of FBCC Common Stock. See “Distribution Reinvestment Plan of FBCC and FBLC” for additional information regarding FBCC’s DRIP.

As of the FBCC Record Date, FBCC had 1,668 Common Stockholders of record and 4 Preferred Stockholders of record, which did not include stockholders for whom shares are held in nominee or “street” name.

FBLC

Price Range of FBLC Common Stock

There is currently no market for FBLC Common Stock, and FBLC does not expect that a market for FBLC Common Stock will develop in the future. FBLC commenced its IPO on January 25, 2011, and closed the offering to new investments on April 30, 2015, and no stock has been authorized for issuance under any equity compensation plans. FBLC is prohibited under the Investment Company Act from selling shares of FBLC Common Stock at an offering price, after deducting selling commissions and dealer manager fees, that is below FBLC’s NAV per share unless FBLC obtains FBLC Stockholder approval. In connection with any issuance of shares of FBLC Common Stock, the FBLC Board or a committee thereof will review the then current offering price per share against the current estimated NAV per share to ensure that FBLC was not selling shares of FBLC Common Stock at a price which, after deducting selling commissions and dealer manager fees, was below its NAV per share.

The following table summarizes FBLC’s distributions declared during the years ended December 31, 2021 and 2022, and six months ended June 30, 2023:

Date Declared	Record Date	Payment Date	Amount Per Share
For the Year Ended December 31, 2021
March 11, 2021	March 31, 2021	April 1, 2021	$0.10
May 7, 2021	June 30, 2021	July 1, 2021	$0.10
September 28, 2021	September 30, 2021	October 1, 2021	$0.13
September 28, 2021 (special)	September 30, 2021	October 1, 2021	$0.02
November 9, 2021	December 31, 2021	January 3, 2022	$0.13
November 9, 2021 (special)	December 31, 2021	January 3, 2022	$0.02
Total distributions declared for year ended December 31, 2021			$0.50

Date Declared	Record Date	Payment Date	Amount Per Share
For the Year Ended December 31, 2022
March 10, 2022	March 31, 2022	April 1, 2022	$0.13
March 10, 2022 (special)	March 31, 2022	April 1, 2022	$0.02
May 11, 2022	June 30, 2022	July 1, 2022	$0.13
May 11, 2022 (special)	June 30, 2022	July 1, 2022	$0.02
August 10, 2022	September 30, 2022	October 3, 2022	$0.13
August 10, 2022 (special)	September 30, 2022	October 3, 2022	$0.02
November 10, 2022	December 30, 2022	January 3, 2023	$0.13
November 10, 2022 (special)	December 30, 2022	January 3, 2023	$0.02
Total distributions declared for year ended December 31, 2022			$0.60

Date Declared	Record Date	Payment Date	Amount Per Share
For the Six Months Ended June 30, 2023
March 8, 2023	March 31, 2023	April 3, 2023	$0.13
March 8, 2023 (special)	March 31, 2023	April 3, 2023	$0.02
May 10, 2023	June 30, 2023	July 3, 2023	$0.13
May 10, 2023 (special)	June 30, 2023	July 3, 2023	$0.02
Total distributions declared for the six months ended June 30, 2023			$0.30

As of June 30, 2023 and December 31, 2022, FBLC had accrued $27.8 million and $27.3 million, respectively, in stockholder distributions that were unpaid.

Pursuant to FBLC’s DRIP, FBLC reinvests all cash dividends or distributions declared by the FBLC Board on behalf of FBLC Stockholders who do not elect to receive their distributions in cash. As a result, if the FBLC Board declares a distribution, then FBLC Stockholders who have not elected to “opt out” of the FBLC DRIP will have their distributions automatically reinvested in additional shares of FBLC Common Stock. See “Distribution Reinvestment Plan of FBCC and FBLC” for additional information regarding FBLC’s DRIP.

As of the FBLC Record Date, FBLC had 36,535 stockholders of record, which did not include stockholders for whom shares are held in nominee or “street” name.

MANAGEMENT OF FBCC AND FBLC

Please refer to “Proposal No. 1—Election of Directors” and “Compensation and Other Information Concerning Officers, Directors and Certain Stockholders” in FBCC’s most recent definitive proxy statement, which is incorporated by reference into this joint proxy statement/prospectus, for information relating to the management of FBCC. Please refer to “Proposal No. 1—Election of Directors” and “Compensation and Other Information Concerning Officers, Directors and Certain Stockholders” in FBLC’s most recent definitive proxy statement, which is incorporated by reference into this joint proxy statement/prospectus, for information relating to the management of FBLC.

PORTFOLIO MANAGEMENT OF FBCC AND FBLC

FBCA and FBLA are each responsible for the overall management of FBCC and FBLC’s respective activities and are responsible for making investment decisions with respect to FBCC and FBLC’s respective portfolios. FBCA and FBLA are each served by BSP’s origination, investment and portfolio management team. All new investments require the approval by a consensus of the investment committee of FBCA and FBLA, respectively. The members of the FBCA and FBLA investment committees are the same and include Thomas J. Gahan, Michael E. Paasche, Blair D. Faulstich and Saahil Mahajan. Information regarding the business experience of Messrs. Gahan, Paasche, Faulstich and Mahajan is set forth below.

Thomas J. Gahan. Mr. Gahan is Chief Executive Officer of BSP. Prior to joining Providence Equity Partners L.L.C. (“PEP”) and launching BSP in 2008, Mr. Gahan was Global Head of Capital Markets of Deutsche Bank Securities Inc. (“Deutsche Bank”) and Head of Corporate and Investment Banking in the Americas. He was also chairman of the principal investment committee and a member of the global banking executive committee and the global markets executive committee. Before joining Deutsche Bank, Mr. Gahan spent 11 years at Merrill Lynch, most recently as Global Head of Credit Trading within the fixed income division. Mr. Gahan received a Bachelor of Arts from Brown University.

Michael E. Paasche. Mr. Paasche is a Senior Managing Director of BSP. Prior to joining BSP in 2008, Mr. Paasche spent 13 years at Deutsche Bank. Most recently, he served as Global Head of Leveraged Finance and was also a member of the underwriting and investment banking management committees. Before joining Deutsche Bank, Mr. Paasche spent seven years at Prudential Securities where he held various positions, including Managing Director and Head of High Yield. Mr. Paasche received his Masters of Business Administration degree from the University of Chicago and a Bachelor of Arts degree from Albion College.

Blair D. Faulstich. Mr. Faulstich is a Senior Portfolio Manager for Private Debt of BSP. Prior to joining BSP in 2011, Mr. Faulstich was a managing director and co-head of media and communications investment banking at Citadel Securities. Previously, he was a managing director in the media and communications investment banking group at Merrill Lynch. Mr. Faulstich held various positions at Deutsche Bank Alex. Brown in the media investment banking group. Before joining Alex. Brown in 1997, Mr. Faulstich spent three years at Arthur Andersen. Mr. Faulstich received a Masters of Business Administration degree from Cornell University and Bachelor of Arts from Principia College.

Saahil Mahajan. Mr. Mahajan is a Managing Director of BSP. Prior to joining BSP in 2012, Mr. Mahajan was a principal at Oak Hill Advisors, where he had responsibility for the firm’s chemicals and financials investments. Previously, Mr. Mahajan worked for Peter J. Solomon Company as an analyst in its mergers and acquisitions group. Mr. Mahajan received a Bachelor of Science from the Wharton School of the University of Pennsylvania. In addition, Mr. Mahajan is a CFA charterholder.

Investment Personnel

FBCC and FBLC each considers Messrs. Gahan, Paasche, Faulstich and Mahajan to be its portfolio managers.

The table below shows the dollar range of shares of FBCC Stock beneficially owned by each portfolio manager as of December 31, 2022:

Name of Portfolio Manager	Dollar Range of Equity Securities(1)(2)(4)(5)
Thomas Gahan	Over $1,000,000
Michael Paasche	$500,001 — $1,000,000
Blair D. Faulstich	$100,001 — $500,000
Saahil Mahajan	None

The table below shows the dollar range of shares of FBLC Common Stock beneficially owned by each portfolio manager as of December 31, 2022:

Name of Portfolio Manager	Dollar Range of Equity Securities(1)(3)(4)
Thomas Gahan	Over $1,000,000
Michael Paasche	Over $1,000,000
Blair D. Faulstich	Over $1,000,000
Saahil Mahajan	None

(1)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.
(2)	The dollar range of equity securities beneficially owned in FBCC is based on FBCC’s NAV per share of FBCC Common Stock as of December 31, 2022 of $15.13 per share.
(3)	The dollar range of equity securities beneficially owned in FBLC is based on FBLC’s NAV per share of FBLC Common Stock as of December 31, 2022 of $7.28 per share.
(4)	The dollar range of equity securities beneficially owned are: None, $1 — $10,000, $10,001 — $50,000, $50,001 — $100,000, $100,001 — $500,000, $500,001 — $1,000,000, or over $1,000,000.
(5)	No shares of FBCC Preferred Stock were beneficially owned by any of the portfolio managers.

Other Accounts Managed

The information below lists the number of other accounts for which each portfolio manager of FBCC and FBLC was primarily responsible for the day-to-day management as of December 31, 2022.

Name	Type of Accounts	Total No. of Other Accounts Managed	Total Other Assets (in millions)	No. of Other Accounts where Advisory Fee is Based on Performance	Total Assets in Other Accounts where Advisory Fee is Based on Performance (in millions)
Thomas Gahan	Registered Investment Companies	1	$6,203.6	1	$1,673.1
	Other Pooled Investment Vehicles	34	$14,616.7	31	$6,965.7
	Other Accounts	—	—	—	—
Michael Paasche	Registered Investment Companies	—	—	—	—
	Other Pooled Investment Vehicles	26	$11,386.6	23	$6,024.0
	Other Accounts	—	—	—	—
Blair D. Faulstich	Registered Investment Companies	—	—	—	—
	Other Pooled Investment Vehicles	26	$11,386.6	23	$6,024.0
	Other Accounts	—	—	—	—
Saahil Mahajan	Registered Investment Companies	1	$25.0	1	$25.0
	Other Pooled Investment Vehicles	5	$1,629.9	2	$136.5
	Other Accounts	—	—	—	—

Compensation

The members of the investment committees receive no direct compensation from FBCC or FBLC. Such members may be employees or partners of FBCA or FBLA and may receive compensation or profit distributions from FBCA or FBLA.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS OF FBCC

Please refer to “Certain Relationships and Related Party Transactions” in FBCC’s most recent definitive proxy statement, which is incorporated by reference into this joint proxy statement/prospectus.

BUSINESS OF FBCC

The information in “Item 1. Business” and “Item 3. Legal Proceedings” in Part I of FBCC’s Annual Report on Form 10-K (file no. 814-01360) for the fiscal year ended December 31, 2022, “Item 1. Legal Proceedings” in Part II of FBCC’s Quarterly Report on Form 10-Q (file no. 814-01360) for the quarter ended March 31, 2023 and “Item 1. Legal Proceedings” in Part II of FBCC’s Quarterly Report on Form 10-Q (file no. 814-01360) for the quarter ended June 30, 2023 is incorporated herein by reference.

FINANCIAL HIGHLIGHTS OF FBCC

The information in “Notes to Consolidated Financial Statements—Note 14. Financial Highlights” in the Index to Consolidated Financial Statements of FBCC’s Annual Report on Form 10-K (file no. 814-01360) for the fiscal year ended December 31, 2022, “Part 1 – Financial Information—Notes to Consolidated Financial Statements (Unaudited)—Note 14. Financial Highlights” in the Consolidated Financial Statements (Unaudited) of FBCC’s quarterly report on Form 10-Q (file no. 814-01360) for the quarter ended March 31, 2023 and “Part 1 – Financial Information—Notes to Consolidated Financial Statements (Unaudited)—Note 14. Financial Highlights” in the Consolidated Financial Statements (Unaudited) of FBCC’s quarterly report on Form 10-Q (file no. 814-01360) for the quarter ended June 30, 2023 and are incorporated herein by reference.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND
RESULTS OF OPERATIONS OF FBCC

The information in “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Part II of FBCC’s Annual Report on Form 10-K (file no. 814-01360) for the fiscal year ended December 31, 2022, the information in “Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Part I of FBCC’s Quarterly Report on Form 10-Q (file no. 814-01360) for the fiscal quarter ended March 31, 2023 and the information in “Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Part I of FBCC’s Quarterly Report on Form 10-Q (file no. 814-01360) for the fiscal quarter ended June 30, 2023 is incorporated herein by reference.

SENIOR SECURITIES OF FBCC

Information about FBCC’s senior securities is shown as of the dates indicated in the below tables. This information about FBCC’s senior securities should be read in conjunction with FBCC’s audited and unaudited consolidated financial statements and related notes thereto and “Management’s Discussion and Analysis of Financial Condition and Results of Operations of FBCC” as incorporated by reference herein. An audit report on the senior securities table as of December 31, 2022 and 2021 is attached as an exhibit to the registration statement of which this joint proxy statement/prospectus is a part.

The following is a summary of the senior securities as of June 30, 2023 (unaudited) (dollars in thousands):

	Total Amount Outstanding Exclusive of Treasury Securities	Asset Coverage Ratio Per Unit(1)	Involuntary Liquidation Preference Per Unit(2)	Asset Market Value Per Unit(3)
Morgan Stanley Credit Facility	$343,500	$—	$—	N/A
Short-term Borrowings	41,149	—	—	N/A
	$384,649	$2,199	$—	N/A

	Total Amount Outstanding Exclusive of Treasury Securities	Asset Coverage Ratio Per Unit(1)	Involuntary Liquidation Preference Per Unit(2)	Asset Market Value Per Unit(3)
Redeemable convertible preferred stock Series A	77,500
	$77,500	$1,831	$—	N/A

The following is a summary of the senior securities as of December 31, 2022 (dollars in thousands):

	Total Amount Outstanding Exclusive of Treasury Securities	Asset Coverage Ratio Per Unit (1)	Involuntary Liquidation Preference Per Unit (2)	Asset Market Value Per Unit (3)
Morgan Stanley Credit Facility	$356,500	$—	$—	N/A
Morgan Stanley Subscription Facility	25,400	—	—	N/A
Short-term Borrowings	20,792	—	—	N/A
	$402,692	$2,014	$—	N/A

	Total Amount Outstanding Exclusive of Treasury Securities	Asset Coverage Ratio Per Unit (1)	Involuntary Liquidation Preference Per Unit (2)	Asset Market Value Per Unit (3)
Redeemable convertible preferred stock Series A	36,147
	$36,147	$1,849	$—	N/A

The following is a summary of the senior securities as of December 31, 2021 (dollars in thousands):

	Total Amount Outstanding Exclusive of Treasury Securities	Asset Coverage Ratio Per Unit (1)	Involuntary Liquidation Preference Per Unit (2)	Asset Market Value Per Unit (3)
Morgan Stanley Credit Facility	$190,000	$—	$—	N/A
Morgan Stanley Subscription Facility	49,900	—	—	N/A
Short-term Borrowings	41,302	—	—	N/A
	$281,202	$1,857	$—	N/A

	Total Amount Outstanding Exclusive of Treasury Securities	Asset Coverage Ratio Per Unit (1)	Involuntary Liquidation Preference Per Unit (2)	Asset Market Value Per Unit (3)
Redeemable convertible preferred stock Series A	5,000
	$5,000	$1,824	$—	N/A

(1)	Asset coverage per unit of senior securities representing indebtedness is the ratio of the carrying value of FBCC’s total consolidated assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness. Asset coverage per unit of senior securities that are stock is the ratio of the carrying value of FBCC’s total consolidated assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness plus the aggregate of the of the involuntary liquidation preference of all senior securities that are stock. Asset coverage per unit is expressed in terms of dollar amounts per $1,000 of indebtedness or per preferred share, as applicable.

(2)	The amount to which such class of senior security would be entitled upon the voluntary liquidation of the issuer in preference to any security junior to it. The “—” in this column indicates that the SEC expressly does not require this information to be disclosed for certain types of senior securities.

(3)	Not applicable because senior securities are not registered for public trading.

PORTFOLIO COMPANIES OF FBCC

The following table sets forth certain information as of June 30, 2023 for each portfolio company in which FBCC had an investment. Percentages shown for class of securities held by FBCC represent percentage of the class owned and do not necessarily represent voting ownership or economic ownership. Other than these investments, FBCC’s only formal relationships with its portfolio companies are the managerial assistance FBCC may provide upon request and the board observer or participation rights it may receive in connection with FBCC’s investments.

The FBCC Board approved the valuation of FBCC’s investment portfolio, as of June 30, 2023, at fair value as determined in good faith using a consistently applied valuation process in accordance with FBCC’s documented valuation policy that has been reviewed and approved by the FBCC Board, who also approve in good faith the valuation of such securities as of the end of each quarter. For more information relating to FBCC’s investments, see FBCC’s financial statements incorporated by reference in this joint proxy statement/prospectus.

Portfolio Company (f) (g) (l)	Industry	Investment Coupon Rate/ Maturity (j)	Principal/ Number of Shares	Amortized Cost	Fair Value	% of Net Assets (b)	% Voting Ownership
Senior Secured First Lien Debt - 175.1% - (b)
1236904 BC, Ltd. (c) (h) 9300 Trans-Canada Highway Suite 300 Saint-Laurent, H4S 1K5	Software/Services	L+7.50% (12.65%), 3/4/2027	$4,183	$4,127	$4,247	1.1%
Absolute Software Corp. (a) (c) (h) 1400-1055 Dunsmuir Street PO Box 49211 Vancouver, BC V7X 1K8	Software/Services	L+6.00% (11.19%), 7/1/2027	19,403	19,128	19,403	5.0%
ADCS Clinics Intermediate Holdings, LLC (c) (h) 151 Southhall Lane Suite 300 Maitland, FL 32751	Healthcare	L+6.50% (11.87%), 5/7/2027	5,727	5,650	5,649	1.5%
ADCS Clinics Intermediate Holdings, LLC (c) (h) 151 Southhall Lane Suite 300 Maitland, FL 32751	Healthcare	S+6.50% (11.94%), 5/7/2027	1,174	1,174	1,158	0.3%
Alera Group Intermediate Holdings, Inc. (c) (h) 3 Parkway North Suite 500 Deerfield, IL 60015	Financials	S+6.50% (11.70%), 10/2/2028	4,595	4,595	4,515	1.2%
Alera Group Intermediate Holdings, Inc. (c) (h) 3 Parkway North Suite 500 Deerfield, IL 60015	Financials	S+6.50% (11.70%), 10/2/2028	2,880	2,830	2,831	0.7%

Portfolio Company (f) (g) (l)	Industry	Investment Coupon Rate/ Maturity (j)	Principal/ Number of Shares	Amortized Cost	Fair Value	% of Net Assets (b)	% Voting Ownership
American Rock Salt Company, LLC (h) 5520 Route 63 PO Box 190 Mount Morris, NY 14510	Chemicals	S+4.00% (9.22%), 6/9/2028	2,029	2,024	1,897	0.5%
Armada Parent, Inc. (c) (h) 7884 Spanish Fort Blvd Spanish Fort, AL 36527	Industrials	S+5.75% (11.11%), 10/29/2027	1,011	1,011	995	0.3%
Armada Parent, Inc. (c) (h) 7884 Spanish Fort Blvd Spanish Fort, AL 36527	Industrials	S+5.75% (11.11%), 10/29/2027	20,060	19,750	19,738	5.1%
Avalara, Inc. (c) (h) 255 South King Street Suite 1800 Seattle, WA 98104	Software/Services	S+7.25% (12.49%), 10/19/2028	19,896	19,447	19,456	5.1%
Aveanna Healthcare, LLC (a) (h) 5220 Spring Valley Road Suite 400 Dallas, TX 75254	Healthcare	L+3.75% (9.23%), 7/17/2028	5,931	5,912	5,049	1.3%
Aventine Holdings, LLC (c) PO Box 113 Petaluma, CA 94953	Media/Entertainment	10.25% PIK, 6/18/2027	11,848	11,650	11,593	3.0%
Aventine Holdings, LLC (c) (h) PO Box 113 Petaluma, CA 94953	Media/Entertainment	S+6.00% (11.34%) 4.00% PIK, 6/18/2027	4,814	4,814	4,751	1.2%
Aventine Holdings, LLC (c) (h) PO Box 113 Petaluma, CA 94953	Media/Entertainment	S+6.00% (11.34%) 4.00% PIK, 6/18/2027	12,159	11,981	12,000	3.1%
BCPE Oceandrive Buyer, Inc. (c) 6900 Tavistock Lakes Blvd Orlando, FL 32827	Healthcare	L+6.25% (11.52%) 3.00% PIK, 12/29/2028	790	790	763	0.2%
BCPE Oceandrive Buyer, Inc. (c) 6900 Tavistock Lakes Blvd Orlando, FL 32827	Healthcare	L+6.25% (11.46%), 12/30/2026	1,559	1,559	1,506	0.4%
BCPE Oceandrive Buyer, Inc. (c) (h) 6900 Tavistock Lakes Blvd Orlando, FL 32827	Healthcare	L+6.25% (11.52%) 3.00% PIK, 12/29/2028	1,555	1,555	1,502	0.4%

Portfolio Company (f) (g) (l)	Industry	Investment Coupon Rate/ Maturity (j)	Principal/ Number of Shares	Amortized Cost	Fair Value	% of Net Assets (b)	% Voting Ownership
BCPE Oceandrive Buyer, Inc. (c) (h) 6900 Tavistock Lakes Blvd Orlando, FL 32827	Healthcare	L+6.25% (11.52%) 3.00% PIK, 12/29/2028	9,329	9,156	9,011	2.2%
Center Phase Energy, LLC (c) (h) 11401 S. Portland Avenue Oklahoma City, OK 73170	Utilities	S+7.00% (12.56%), 6/23/2027	11,749	11,560	11,551	3.0%
Center Phase Energy, LLC (c) (h) 11401 S. Portland Avenue Oklahoma City, OK 73170	Utilities	S+7.00% (12.05%), 6/23/2027	769	769	756	0.2%
Communication Technology Intermediate, LLC (c) 211 Congress Street 6th Floor Boston, MA 02110	Business Services	S+5.50% (10.70%), 5/5/2027	86	86	86	0.0%
Communication Technology Intermediate, LLC (c) (h) 211 Congress Street 6th Floor Boston, MA 02110	Business Services	S+5.50% (10.70%), 5/5/2027	7,516	7,381	7,516	2.0%
Communication Technology Intermediate, LLC (c) (h) 211 Congress Street 6th Floor Boston, MA 02110	Business Services	S+5.50% (10.70%), 5/5/2027	2,614	2,614	2,614	0.7%
Community Brands Parentco, LLC (c) (h) 9620 Executive Center Drive N Suite 2000 St. Petersburg, FL 33702	Software/Services	S+5.50% (10.70%), 2/24/2028	9,106	8,958	8,942	2.3%
Coronis Health, LLC (c) 5963 Exchange Dr Suites 114-117 Sykesville, MD 21784	Healthcare	S+6.25% (11.27%), 7/12/2028	1,406	1,406	1,381	0.4%
Coronis Health, LLC (c) (h) 5963 Exchange Dr Suites 114-117 Sykesville, MD 21784	Healthcare	S+6.25% (11.30%), 7/27/2029	24,177	23,720	23,747	6.2%
Division Holding Corp. (h) 1 Riverfront Place Suite 500 Newport, KY 41071	Business Services	L+4.75% (9.90%), 5/27/2028	3,723	3,691	3,636	0.9%

Portfolio Company (f) (g) (l)	Industry	Investment Coupon Rate/ Maturity (j)	Principal/ Number of Shares	Amortized Cost	Fair Value	% of Net Assets (b)	% Voting Ownership
Eliassen Group, LLC (c) 55 Walkers Brook Drive Reading, MA 01867	Business Services	S+5.50% (10.69%), 4/14/2028	216	216	214	0.1%
Eliassen Group, LLC (c) (h) 55 Walkers Brook Drive Reading, MA 01867	Business Services	S+5.50% (10.84%), 4/14/2028	5,709	5,662	5,659	1.5%
Faraday Buyer, LLC (c) 481 Munn Road Suite 300 Fort Mill, SC 29715	Utilities	S+7.00% (12.04%), 10/11/2028	963	963	937	0.2%
Faraday Buyer, LLC (c) (h) 481 Munn Road Suite 300 Fort Mill, SC 29715	Utilities	S+7.00% (11.87%), 10/11/2028	12,870	12,515	12,530	3.3%
FGT Purchaser, LLC (c) (h) 2621 Old Nation Road, Fort Mill, SC 29715	Consumer	S+5.50% (10.84%), 9/13/2027	9,610	9,451	9,610	2.5%
FGT Purchaser, LLC (c) (h) 2621 Old Nation Road, Fort Mill, SC 29715	Consumer	S+5.50% (10.84%), 9/13/2027	381	381	381	0.1%
First Eagle Holdings, Inc. (c) (h) 1345 Avenue of the Americas New York, NY 10105	Financials	S+6.50% (11.33%), 3/1/2027	13,860	13,514	13,526	3.5%
Florida Food Products, LLC (c) (h) 2231 West CR 44 Eustis, FL 32726	Food & Beverage	L+5.00% (10.19%), 10/18/2028	12,569	12,370	11,783	3.1%
FR Flow Control Luxco 1 Sarl (c) (h) 840 Gessner Road Suite 300 Houston, TX 77024	Industrials	S+5.50% (10.72%), 6/28/2026	4,439	4,404	4,439	1.2%
Galway Borrower, LLC (c) (h) 251 Little Falls Drive, Wilmington, DE 19808	Financials	S+5.25% (10.59%), 9/29/2028	13,473	13,299	13,237	3.3%
Geosyntec Consultants, Inc. (c) 605 Russell Parkway Suite 605A Warner Robins, GA 31088	Business Services	S+5.25% (10.35%), 5/18/2029	2,685	2,685	2,645	0.7%
Geosyntec Consultants, Inc. (c) 605 Russell Parkway Suite 605A Warner Robins, GA 31088	Business Services	S+5.25% (10.35%), 5/18/2027	138	138	136	0.0%

Portfolio Company (f) (g) (l)	Industry	Investment Coupon Rate/ Maturity (j)	Principal/ Number of Shares	Amortized Cost	Fair Value	% of Net Assets (b)	% Voting Ownership
Geosyntec Consultants, Inc. (c) (h) 605 Russell Parkway Suite 605A Warner Robins, GA 31088	Business Services	S+5.25% (10.35%), 5/18/2029	11,465	11,288	11,297	2.9%
Gordian Medical, Inc. (c) (h) 17595 Cartwright Road Irvine, CA 92614	Healthcare	S+6.25% (11.75%), 1/31/2027	4,383	4,303	3,879	1.0%
Green Energy Partners/Stonewall, LLC (c) (h) 5001 Spring Valley Road Suite 1150 West Dallas, TX 75244	Utilities	L+6.00% (11.54%), 11/12/2026	4,595	4,530	4,595	1.2%
IG Investments Holdings, LLC (c) (h) 4170 Ashford Dunwood Road, Northeast, Ste 250, Atlanta, GA 30319	Business Services	S+6.00% (11.15%), 9/22/2028	7,977	7,845	7,904	2.1%
IG Investments Holdings, LLC (c) (h) 4170 Ashford Dunwood Road, Northeast, Ste 250, Atlanta, GA 30319	Business Services	S+6.00% (11.15%), 9/22/2028	144	143	142	0.0%
Indigo Buyer, Inc. (c) 10470 Miller Road Dallas, TX 75238	Paper & Packaging	S+6.25% (11.51%), 5/23/2028	256	256	252	0.1%
Indigo Buyer, Inc. (c) (h) 10470 Miller Road Dallas, TX 75238	Paper & Packaging	S+6.25% (11.51%), 5/23/2028	8,936	8,786	8,782	2.3%
Indigo Buyer, Inc.(c) (h) 10470 Miller Road Dallas, TX 75238	Paper & Packaging	S+6.25% (11.39%), 5/23/2028	3,822	3,822	3,756	1.0%
IQN Holding Corp. (c) 12735 Gran Bay Parkway West Suite 130 Jacksonville, FL 32258-4467	Software/Services	S+5.25% (10.36%), 5/2/2028	84	84	83	0.0%
IQN Holding Corp. (c) (h) 12735 Gran Bay Parkway West Suite 130 Jacksonville, FL 32258-4467	Software/Services	S+5.25% (10.38%), 5/2/2029	5,528	5,482	5,482	1.4%

Portfolio Company (f) (g) (l)	Industry	Investment Coupon Rate/ Maturity (j)	Principal/ Number of Shares	Amortized Cost	Fair Value	% of Net Assets (b)	% Voting Ownership
Kissner Milling Co., Ltd. 1875 Century Park East Suite 320 Los Angeles, CA 90067	Industrials	4.88%, 5/1/2028	2,275	2,275	2,034	0.5%
Knowledge Pro Buyer, Inc. (c) 60 East 42nd Street Suite 1500 New York, NY 10165	Business Services	S+5.75% (10.94%), 12/10/2027	1,047	1,047	1,029	0.3%
Knowledge Pro Buyer, Inc. (c) 60 East 42nd Street Suite 1500 New York, NY 10165	Business Services	S+5.75% (10.94%), 12/10/2027	275	275	270	0.1%
Knowledge Pro Buyer, Inc. (c) (h) 60 East 42nd Street Suite 1500 New York, NY 10165	Business Services	S+5.75% (10.94%), 12/10/2027	11,064	10,899	10,871	2.8%
Liquid Tech Solutions Holdings, LLC (c) (h) 74 Maple Street Stoughton, MA 02048	Industrials	L+4.75% (9.96%), 3/20/2028	5,425	5,404	5,257	1.4%
Medical Management Resource Group, LLC (c) 4800 N 22ND St Phoenix, AZ 85016-4701	Healthcare	S+5.75% (10.95%), 9/30/2026	241	241	238	0.1%
Medical Management Resource Group, LLC (c) (h) 4800 N 22ND St Phoenix, AZ 85016-4701	Healthcare	S+5.75% (11.16%), 9/30/2027	2,986	2,986	2,946	0.8%
Medical Management Resource Group, LLC (c) (h) 4800 N 22ND St Phoenix, AZ 85016-4701	Healthcare	S+5.75% (10.95%), 9/30/2027	7,230	7,123	7,133	1.9%
Mirra-Primeaccess Holdings, LLC (c) 14690 Spring Hill Dr., Suite 100, Springhill, FL 34609	Healthcare	S+6.50% (11.72%), 7/29/2026	1,715	1,715	1,715	0.4%
Mirra-Primeaccess Holdings, LLC (c) (h) 14690 Spring Hill Dr., Suite 100, Springhill, FL 34609	Healthcare	S+6.50% (11.72%), 7/29/2026	21,286	20,987	21,286	5.5%
Monumental RSN, LLC (c) (h) 601 F Street, NW Washington, DC 20004	Media/Entertainment	S+6.00% (11.09%), 9/20/2027	12,945	12,836	13,074	3.4%
Odessa Technologies, Inc. (c) (h) 50 South 16th Street Suite 1900 Philadelphia, PA 19102	Software/Services	S+5.75% (10.94%), 10/19/2027	6,491	6,394	6,376	1.7%

Portfolio Company (f) (g) (l)	Industry	Investment Coupon Rate/ Maturity (j)	Principal/ Number of Shares	Amortized Cost	Fair Value	% of Net Assets (b)	% Voting Ownership
Pie Buyer, Inc. (c) 287 South Randolphville Road Piscataway, NJ 08854	Food & Beverage	S+5.50% (10.87%), 4/5/2027	588	588	588	0.2%
Pie Buyer, Inc. (c) 287 South Randolphville Road Piscataway, NJ 08854	Food & Beverage	S+5.50% (11.08%), 4/6/2026	222	222	222	0.1%
Pie Buyer, Inc. (c) (h) 287 South Randolphville Road Piscataway, NJ 08854	Food & Beverage	S+5.50% (11.09%), 4/5/2027	11,236	11,007	11,236	2.9%
Pie Buyer, Inc. (c) (h) 287 South Randolphville Road Piscataway, NJ 08854	Food & Beverage	S+5.50% (11.09%), 4/5/2027	2,431	2,431	2,431	0.6%
Pie Buyer, Inc. (c) (h) 287 South Randolphville Road Piscataway, NJ 08854	Food & Beverage	S+5.50% (10.57%), 4/5/2027	832	819	832	0.2%
Pluralsight, LLC (c) (h) 67 South Main Street Suite 300 Clearfield, UT 84041	Software/Services	S+8.00% (13.05%), 4/6/2027	7,499	7,393	7,156	1.9%
Pluralsight, LLC (c) (h) 67 South Main Street Suite 300 Clearfield, UT 84041	Software/Services	S+8.00% (13.04%), 4/6/2027	2,680	2,637	2,557	0.7%
Pluralsight, LLC (c) (h) 67 South Main Street Suite 300 Clearfield, UT 84041	Software/Services	S+8.00% (13.05%), 4/6/2027	319	319	304	0.1%
Point Broadband Acquisition, LLC (c) 1791 O.g. Skinner Drive Suite A West Point, GA 31833	Telecom	S+6.00% (11.19%), 10/2/2028	3,211	3,211	3,211	0.8%
Point Broadband Acquisition, LLC (c) (h) 1791 O.g. Skinner Drive Suite A West Point, GA 31833	Telecom	S+6.00% (11.02%), 10/2/2028	8,663	8,481	8,663	2.3%
Relativity Oda, LLC (c) (h) 231 S La Salle St FL 8 Chicago, IL 60604-1472	Software/Services	S+6.50% (11.70%), 5/12/2027	2,291	2,256	2,216	0.6%
Roadsafe Holdings, Inc. (c) (h) 8750 W Bryn Mawr Ave Ste 400 Chicago, IL 60631-3576	Industrials	S+5.75% (10.94%), 10/19/2027	3,313	3,265	3,259	0.8%

Portfolio Company (f) (g) (l)	Industry	Investment Coupon Rate/ Maturity (j)	Principal/ Number of Shares	Amortized Cost	Fair Value	% of Net Assets (b)	% Voting Ownership
Roadsafe Holdings, Inc. (c) (h) 8750 W Bryn Mawr Ave Ste 400 Chicago, IL 60631-3576	Industrials	S+5.75% (11.14%), 10/19/2027	4,337	4,337	4,267	1.1%
RSC Acquisition, Inc. (c) 3715 Harrisburg Blvd Houston, TX 77003	Financials	S+5.50% (10.89%), 10/30/2026	303	303	303	0.1%
RSC Acquisition, Inc. (c) (h) 3715 Harrisburg Blvd Houston, TX 77003	Financials	S+5.50% (10.91%), 10/30/2026	1,657	1,657	1,657	0.4%
RSC Acquisition, Inc. (c) (h) 3715 Harrisburg Blvd Houston, TX 77003	Financials	S+5.50% (10.89%), 10/30/2026	6,814	6,809	6,814	1.8%
Safe Fleet Holdings, LLC (h) 6800 East 163rd Street Belton, MO 64012	Industrials	S+5.00% (10.19%), 2/23/2029	6,007	5,845	5,977	1.6%
Saturn SHC Buyer Holdings, Inc. (c) (h) 1640 W Redstone Center Drive Suite 200 Park City, UT 84098	Healthcare	S+6.00% (11.21%), 11/18/2027	16,631	16,352	16,631	4.3%
Saturn SHC Buyer Holdings, Inc. (c) (h) 1640 W Redstone Center Drive Suite 200 Park City, UT 84098	Healthcare	S+6.00% (11.21%), 11/18/2027	14,817	14,581	14,817	3.9%
SCIH Salt Holdings, Inc. (h) 1875 Century Park East Suite 320 Los Angeles, CA 90067	Industrials	L+4.00% (9.19%), 3/16/2027	1,092	1,088	1,075	0.3%
Sherlock Buyer Corp. (c) (h) 5000 Corporate Court Suite 203 Holtsville, NY 11742	Business Services	S+5.75% (11.09%), 12/8/2028	4,976	4,889	4,889	1.3%
Simplifi Holdings, Inc. (c) 128 East Exchange Street Suite 700 Fort Worth, TX 76164	Media/Entertainment	S+5.50% (10.75%), 10/1/2026	430	430	423	0.1%
Simplifi Holdings, Inc. (c) (h) 128 East Exchange Street Suite 700 Fort Worth, TX 76164	Media/Entertainment	S+5.50% (10.64%), 10/1/2027	15,886	15,631	15,621	4.1%

Portfolio Company (f) (g) (l)	Industry	Investment Coupon Rate/ Maturity (j)	Principal/ Number of Shares	Amortized Cost	Fair Value	% of Net Assets (b)	% Voting Ownership
SitusAMC Holdings Corp. (c) (h) 5065 Westheimer Road Suite 700E Houston, TX 77056	Financials	S+5.50% (10.84%), 12/22/2027	6,737	6,687	6,737	1.7%
Skillsoft Corp (h) Boulevard Grande-Duchesse Charlotte 48 Luxembourg, 1330	Technology	S+5.25% (10.51%), 7/14/2028	588	581	511	0.1%
Striper Buyer, LLC (c) (h) 360 Forbes Blvd Mansfield, MA 02048	Paper & Packaging	L+5.50% (10.65%), 12/30/2026	4,885	4,841	4,885	1.3%
SunMed Group Holdings, LLC (c) (h) 2710 Northridge Dr NW Grand Rapids, MI 49544-9112	Healthcare	S+5.75% (11.09%), 6/16/2028	3,844	3,793	3,787	1.0%
The NPD Group, LP (c) 900 West Shore Road Port Washington, NY 11050	Business Services	S+5.75% (10.92%), 12/1/2027	75	75	74	0.0%
The NPD Group, LP (c) (h) 900 West Shore Road Port Washington, NY 11050	Business Services	S+6.25% (11.39%) 2.75% PIK, 12/1/2028	16,941	16,649	16,651	4.3%
Therapy Brands Holdings, LLC (c) (h) 600 Meadowlands Pkwy Ste 141 Secaucus, NJ 07094-1637	Healthcare	L+4.00% (9.15%), 5/18/2028	1,802	1,797	1,802	0.5%
Tivity Health, Inc. (c) (h) 701 Cool Springs Blvd Franklin, TN 37067	Healthcare	S+6.00% (11.24%), 6/28/2029	31,941	31,216	31,260	8.1%
Trinity Air Consultants Holdings Corp. (c) (h) 12700 Park Central Drive Suite 2100 Dallas, TX 75251	Business Services	L+5.25% (10.69%), 6/29/2027	1,768	1,768	1,742	0.4%
Trinity Air Consultants Holdings Corp. (c) (h) 12700 Park Central Drive Suite 2100 Dallas, TX 75251	Business Services	L+5.25% (10.62%), 6/29/2027	8,788	8,666	8,656	2.3%
Triple Lift, Inc. (c) 400 Lafayette Street 5th Floor New York, NY 10003	Software/Services	S+5.25% (10.30%), 5/5/2028	534	534	513	0.1%
Triple Lift, Inc. (c) (h) 400 Lafayette Street 5th Floor New York, NY 10003	Software/Services	S+5.50% (10.87%), 5/5/2028	11,874	11,692	11,399	3.0%

Portfolio Company (f) (g) (l)	Industry	Investment Coupon Rate/ Maturity (j)	Principal/ Number of Shares	Amortized Cost	Fair Value	% of Net Assets (b)	% Voting Ownership
US Oral Surgery Management Holdco, LLC (c) 201 E. John Carpenter Freeway Suite 660 Irving, TX 75062	Healthcare	S+6.50% (11.94%), 11/18/2027	1,104	1,104	1,093	0.3%
US Oral Surgery Management Holdco, LLC (c) (h) 201 E. John Carpenter Freeway Suite 660 Irving, TX 75062	Healthcare	S+6.00% (11.34%), 11/18/2027	2,176	2,176	2,154	0.6%
US Oral Surgery Management Holdco, LLC (c) (h) 201 E. John Carpenter Freeway Suite 660 Irving, TX 75062	Healthcare	L+6.00% (11.38%), 11/18/2027	5,495	5,385	5,440	1.4%
US Salt Investors, LLC (c) (h) 10955 Lowell Ave Ste 500, Overland Park, KS 66210	Chemicals	S+5.50% (10.89%), 7/19/2028	8,532	8,395	8,372	2.2%
Vensure Employer Services, Inc. (c) (h) 2600 West Geronimo Place Suite 100 Chandler, AZ 85224	Business Services	S+4.75% (9.99%), 4/1/2027	4,760	4,737	4,760	1.2%
Victors CCC Buyer, LLC (c) (h) 1600 Tysons Blvd McLean, VA 22102	Business Services	S+5.75% (11.02%), 6/1/2029	7,201	7,069	7,080	1.8%
Victors CCC Buyer, LLC (c) (h) 1600 Tysons Blvd McLean, VA 22102	Business Services	S+5.75% (11.02%), 6/1/2029	204	204	200	0.1%
West Coast Dental Services, Inc. (c) 12121 Willshire Blvd Suite 1111 Los Angeles, CA 90025	Healthcare	S+5.50% (10.64%), 7/1/2028	290	290	285	0.1%
West Coast Dental Services, Inc. (c) 12121 Willshire Blvd Suite 1111 Los Angeles, CA 90025	Healthcare	S+5.50% (10.73%), 7/1/2028	345	345	340	0.1%
West Coast Dental Services, Inc. (c) (h) 12121 Willshire Blvd Suite 1111 Los Angeles, CA 90025	Healthcare	S+5.50% (10.69%), 7/1/2028	8,397	8,270	8,275	2.2%

Portfolio Company (f) (g) (l)	Industry	Investment Coupon Rate/ Maturity (j)	Principal/ Number of Shares	Amortized Cost	Fair Value	% of Net Assets (b)	% Voting Ownership
Westwood Professional Services, Inc. (c) 7699 Anagram Dr Minneapolis, MN 55344	Business Services	L+6.00% (10.38%), 5/26/2026	1,162	1,162	1,162	0.3%
Westwood Professional Services, Inc. (c) (h) 7699 Anagram Dr Minneapolis, MN 55344	Business Services	L+6.00% (10.38%), 5/26/2026	3,660	3,614	3,660	0.9%
WHCG Purchaser III, Inc. (c) 1200 Entrepreneurial Drive Broomfield, CO 80021	Healthcare	L+5.75% (10.91%), 6/22/2028	3,035	3,035	2,226	0.6%
WHCG Purchaser III, Inc. (c) 1200 Entrepreneurial Drive Broomfield, CO 80021	Healthcare	L+5.75% (10.91%), 6/22/2026	1,816	1,816	1,466	0.4%
WHCG Purchaser III, Inc. (c) (h) 1200 Entrepreneurial Drive Broomfield, CO 80021	Healthcare	L+5.75% (10.91%), 6/22/2028	12,490	12,285	9,163	2.4%
WIN Holdings III Corp. (c) (h) P.O. Box 412 Sault, Ste Marie, MI 49783	Consumer	S+5.25% (10.69%), 7/16/2028	12,776	12,583	12,776	3.3%
Zendesk, Inc. (c) (m) 989 Market Street San Francisco, CA 94103	Software/Services	S+7.00% (12.25%) 3.50% PIK, 11/22/2028	21,402	21,069	21,016	5.5%

Subtotal Senior Secured First Lien Debt				$678,046	$672,425	175.1%

Senior Secured Second Lien Debt - 13.9% (b)
American Rock Salt Company, LLC (h) 5520 Route 63 PO Box 190 Mount Morris, NY 14510	Chemicals	S+7.25% (12.47%), 6/11/2029	$6,010	$5,950	$5,379	1.4%
Asp Ls Acquisition Corp. (c) (h) 1912 Woodford Road Vienna, VA 22182	Transportation	L+7.50% (12.69%), 5/7/2029	4,275	4,265	3,533	0.9%
Corelogic, Inc. (h) 40 Pacifica Suite 900 Irvine, CA 92618	Business Services	L+6.50% (11.75%), 6/4/2029	4,645	4,604	3,727	1.0%
Mercury Merger Sub, Inc. (c) (h) 200 Dryden Road Dresher, PA 19025	Business Services	L+6.50% (11.69%), 8/2/2029	6,080	6,041	5,885	1.5%

Portfolio Company (f) (g) (l)	Industry	Investment Coupon Rate/ Maturity (j)	Principal/ Number of Shares	Amortized Cost	Fair Value	% of Net Assets (b)	% Voting Ownership
Proofpoint, Inc. (c) (h) 892 Ross Drive Sunnyvale, CA 94089	Software/Services	S+6.25% (11.47%), 8/31/2029	3,380	3,367	3,234	0.8%
RealPage, Inc. (h) 4000 International Parkway Carrollton, TX 75007	Software/Services	L+6.50% (11.65%), 4/23/2029	5,445	5,380	5,259	1.4%
Tecta America Corp. (c) (h) 5215 Old Orchard Road Suite 880 Skokie, IL 60077	Industrials	S+8.50% (13.72%), 4/9/2029	2,155	2,103	2,155	0.5%
Therapy Brands Holdings, LLC (c) (h) 600 Meadowlands Pkwy Ste 141 Secaucus, NJ 07094-1637	Healthcare	L+6.75% (11.90%), 5/18/2029	1,947	1,935	1,947	0.5%
TRC Cos, Inc. (c) (h) 21 Griffin Road North Windsor, CT 06095	Industrials	L+6.75% (11.90%), 12/7/2029	7,045	6,988	6,742	1.8%
USIC Holdings, Inc. (c) (h) 9045 North River Road Suite 300 Indianapolis, IN 46240	Business Services	L+6.50% (11.69%), 5/14/2029	2,449	2,428	2,361	0.6%
Victory Buyer, LLC (c) (h) 50 East 153rd St Bronx, NY 10451-2104	Industrials	S+7.00% (12.51%), 11/19/2029	14,304	14,188	13,274	3.5%
Subtotal Senior Secured Second Lien Debt				$57,249	$53,496	13.9%

Subordinated Debt - 9.3% (b)
Post Road Equipment Finance, LLC (c) (k) (n) 1221 Post Road East Suite 201 Westport, CT 06880	Financials	L+7.75% (13.01%), 12/31/2028	$11,000	$11,000	$11,000	2.9%
Post Road Equipment Finance, LLC (c) (k) (n) 1221 Post Road East Suite 201 Westport, CT 06880	Financials	L+7.75% (13.01%), 12/31/2028	24,500	24,431	24,500	6.4%
Subtotal Subordinated Debt				$35,431	$35,500	9.3%

Portfolio Company (f) (g) (l)	Industry	Investment Coupon Rate/ Maturity (j)	Principal/ Number of Shares	Amortized Cost	Fair Value	% of Net Assets (b)	% Voting Ownership
Equity/Other - 8.9% (b) (d)
Center Phase Energy, LLC (c) (i) 11401 S. Portland Avenue Oklahoma City, OK 73170	Utilities		1,680	$1,680	$1,742	0.5%	0.7%
Jakks Pacific, Inc. (c) 2951 28th Street Santa Monica, CA 90405	Consumer		783	21	116	0.0%
Point Broadband Acquisition, LLC (c) (e) (i) 1791 O.g. Skinner Drive Suite A West Point, GA 31833	Telecom		1,159,828	1,160	1,550	0.4%	0.2%
Post Road Equipment Finance, LLC (c) (i) (k) 1221 Post Road East Suite 201 Westport, CT 06880	Financials		29,908,561	30,777	30,742	8.0%	22.8%
Subtotal Equity/Other				$33,638	$34,150	8.9%

Total Investments - 207.2% (b)				$804,364	$795,571	207.2%

(a)	All of FBCC’s investments, except the investments noted by this footnote, are qualifying assets under Section 55(a) of the Investment Company Act. Under the Investment Company Act, FBCC may not acquire any non-qualifying asset unless, at the time the acquisition is made, qualifying assets represent at least 70% of FBCC’s total assets. At June 30, 2023, qualifying assets represent 97.1% of FBCC’s total assets. The significant majority of all investments held are deemed to be illiquid.
(b)	Percentages are based on net assets attributable to common stock as of June 30, 2023.
(c)	The fair value of investments with respect to securities for which market quotations are not readily available is determined in good faith by the FBCC Board as required by the Investment Company Act. Such investments are valued using significant unobservable inputs (See Note 3 to FBCC’s unaudited consolidated financial statements for the fiscal quarter ended June 30, 2023).
(d)	All amounts are in thousands except share amounts.
(e)	Non-income producing at June 30, 2023.
(f)	FBCC has various unfunded commitments to portfolio companies. Please refer to Note 6 to FBCC’s unaudited consolidated financial statements for the fiscal quarter ended June 30, 2023 for details of these unfunded commitments.
(g)	Unless otherwise indicated, all investments in the consolidated schedules of investments are non-affiliated, non-controlled investments.
(h)	FBCC’s investment or a portion thereof is pledged as collateral under the Morgan Stanley Credit Facility.
(i)	Investments are held in the taxable wholly owned, consolidated subsidiary, FBCC EEF Holdings LLC.
(j)	The majority of the investments bear interest at a rate that may be determined by reference to London Interbank Offered Rate (“LIBOR” or “L”), Secured Overnight Financing Rate (“SOFR” or “S”), or Prime (“P”) and which reset daily, monthly, quarterly, or semiannually. For each, FBCC has provided the spread over the relevant reference rate and the current interest rate in effect at June 30, 2023. Certain investments are subject to reference rate floors. For fixed rate loans, a spread above a reference rate is not applicable. For floating rate securities, the all-in rate is disclosed within parentheses.
(k)	The provisions of the Investment Company Act classify investments based on the level of control that the Company maintains in a particular portfolio company. As defined in the Investment Company Act, a company is generally presumed to be “non-controlled” when FBCC owns 25% or less of the portfolio company’s voting securities and/or does not have the power to exercise control over the management or policies of such portfolio company. A company is generally presumed to be “controlled” when FBCC owns more than 25% of the portfolio company’s voting securities and/or has the power to exercise control over the management or policies of such portfolio company. FBCC classifies this investment as “controlled”.
(l)	Unless otherwise indicated, all securities are restricted securities.
(m)	FBCC purchased the investment, pursuant to a repurchase agreement with a rate of 0.23 basis points per day with Macquarie US Trading LLC, dated June 1, 2023 due July 31, 2023.
(n)	FBCC purchased the investment, pursuant to a repurchase agreement with a rate of 0.23 basis points per day with Macquarie US Trading LLC, dated May 15, 2023 due July 14, 2023.

Set forth below is a brief description of each portfolio company in which FBCC has made an investment that represents greater than 5% of FBCC’s total assets as of June 30, 2023.

Post Road Equipment Finance, LLC

Post Road Equipment Finance, LLC (“Post Road”) is an independent commercial finance company that provides primarily equipment finance transactions secured by mission-critical equipment of middle market companies. As of June 30, 2023, Post Road had funded commitments to 93 different obligors with a total funded portfolio of approximately $830.0 million on total assets of $990.0 million. Post Road’s competitors include other specialty finance companies and small banks.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS OF FBCC

As of August 31, 2023, there were 25,862,185 shares of FBCC Common Stock and 77,500 shares of FBCC Preferred Stock outstanding. No person is deemed to control FBCC, as such term is defined in the Investment Company Act.

The following table sets forth, as of August 31, 2023, information with respect to the beneficial ownership of FBCC Stock by:

●	each person known to FBCC to beneficially own more than 5% of the outstanding shares of FBCC Common Stock or FBCC Preferred Stock;

●	each of FBCC’s directors and each named executive officer; and

●	all of FBCC’s directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Such shares, however, are not deemed outstanding for the purposes of computing the percentage ownership of any other person.

Unless otherwise indicated, to FBCC’s knowledge, each stockholder listed below has sole voting and investment power with respect to the shares beneficially owned by the stockholder, except to the extent authority is shared by spouses under applicable law. Unless otherwise indicated, each stockholder maintains an address of c/o Franklin BSP Capital Corporation, 9 West 57th Street, 49th Floor, Suite 4920, New York, NY 10019.

Beneficial Owner(1)	Number of Shares of Common Stock Beneficially Owned	Percentage of Common Stock Beneficially Owned(2)	Pro Forma Percentage of FBCC Common Stock Outstanding(3)	Number of Shares of Preferred Stock Beneficially Owned	Percentage of Preferred Stock Beneficially Owned(4)(5)
Interested Directors:
Richard J. Byrne	76,521	*	*	—	—
Independent Directors:
Lee S. Hillman	—	—	—	—	—
Ronald J. Kramer	—	—	—	—	—
Leslie D. Michelson	—	—	—	—	—
Edward G. Rendell	—	—	—	—	—
Dennis M. Schaney	—	—	—	—	—
Officers (that are not directors):
Nina K. Baryski	—	—	—	—	—
Michael Frick	—	—	—	—	—
Colleen Corwell	—	—	—	—	—
All directors and executive officers as a group (9 persons)	76,521	*	*	—	—
5% Stockholders:
FB Plutus Holdings LP(6)	1,449,186	5.60%	1.09%	—	—
State Teachers Retirement System of Ohio(7)	3,280,565	12.68%	2.47%	—	—
Great American Insurance Company(8)	—	—	—	12,500	16.13%
Selective Insurance Company of America(9)	—	—	—	15,000	19.35%
Lexington Insurance Company(10)	—	—	—	10,210	13.17%
The United States Life Insurance Company in the City of New York(11)	—	—	—	39,790	51.34%

*	Represents less than 1%.
(1)	Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act. Assumes no other purchases or sales of FBCC Stock since the most recently available SEC filings. This assumption has been made under the rules and regulations of the SEC and does not reflect any knowledge that FBCC has with respect to the present intent of the beneficial owners of FBCC Stock listed in this table.

(2)	Based on a total of 25,862,185 shares of FBCC Common Stock issued and outstanding on August 31, 2023.
(3)	Pro forma percentage of ownership is based on 132,860,573 shares of FBCC Common Stock expected be outstanding immediately following completion of the Mergers based on the number of issued and outstanding shares of FBCC Common Stock and FBLC Common Stock as of June 30, 2023 and the NAV per share of FBCC Common Stock and the NAV per share of FBLC Common Stock on such date, and includes shares of FBCC Common Stock that may be exchanged for shares of FBLC Common Stock in accordance with the terms of the Merger Agreement.
(4)	Based on a total of 77,500 shares of FBCC Preferred Stock issued and outstanding on August 31, 2023.
(5)	Pro Forma percentage of ownership column for FBCC Preferred Stock is not included in this table because percentage of ownership is unaffected by the Mergers.
(6)	The address of FB Plutus Holdings LP is 9 West 57th Street Suite 4920, New York, NY 10019.
(7)	The address of State Teachers Retirement System of Ohio is 275 E Broad Street, Columbus, OH 43215.
(8)	The address of Great American Insurance Company is 301 E Fourth Street, Cincinnati, OH 45202.
(9)	The address of Selective Insurance Company of America is 40 Wantage Avenue, Branchville, NJ 07890.
(10)	The address of Lexington Insurance Company is 99 High Street, 23rd Floor, Boston, MA 02110.
(11)	The address of The United States Life Insurance Company in the City of New York is 2727-A Allen Parkway, Houston TX 77019.

The following table sets forth the dollar range of equity securities of FBCC beneficially owned by each of the current FBCC directors as of August 31, 2023. Information as to beneficial ownership is based on information furnished to FBCC by such persons. For purposes of this joint proxy statement/prospectus, the term “Fund Complex” is defined to include FBCC, FBLC and Franklin BSP Private Credit Fund (“FBPCF”), an interval fund managed by an affiliate of FBCA.

Director of FBCC	Dollar Range of the Equity Securities of FBCC (1)(2)(3)	Aggregate Dollar Range of the Equity Securities of the Fund Complex(1)(2)(3)
Interested Directors:
Richard J. Byrne	Over $100,000	Over $100,000
Independent Directors:
Lee S. Hillman	None	None
Ronald J. Kramer	None	None
Leslie D. Michelson	None	Over $100,000
Edward G. Rendell	None	None
Dennis M. Schaney	None	None

(1)	The dollar range of equity securities beneficially owned in FBCC is based on FBCC’s NAV per share of FBCC Common Stock as of June 30, 2023 of $15.03 per share.
(2)	Dollar ranges are as follows: None; $1-$10,000; $10,001-$50,000; $50,001-$100,000; or over $100,000.
(3)	No shares of FBCC Preferred Stock were beneficially owned by any Director or Director nominee as of May 22, 2023.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS OF FBLC

Please refer to “Certain Relationships and Related Party Transactions” in FBLC’s most recent definitive proxy statement, which is incorporated by reference into this joint proxy statement/prospectus.

BUSINESS OF FBLC

The information in “Item 1. Business” and “Item 3. Legal Proceedings” in Part I of FBLC’s Annual Report on Form 10-K (file no. 814-00821) for the fiscal year ended December 31, 2022, “Item 1. Legal Proceedings” in Part II of FBLC’s Quarterly Report on Form 10-Q (file no. 814-00821) for the quarter ended March 31, 2023 and “Item 1. Legal Proceedings” in Part II of FBLC’s Quarterly Report on Form 10-Q (file no. 814-00821) for the quarter ended June 30, 2023 is incorporated herein by reference.

FINANCIAL HIGHLIGHTS OF FBLC

The information in “Notes to Consolidated Financial Statements—Note 15. Financial Highlights” in the Index to Consolidated Financial Statements of FBLC’s Annual Report on Form 10-K (file no. 814-00821) for the fiscal year ended December 31, 2022, the information in “Notes to Consolidated Financial Statements—Note 14. Financial Highlights” in the Index to Consolidated Financial Statements of FBLC’s Annual Report on Form 10-K (file no. 814-00821) for the fiscal year ended December 31, 2018, the information in “Notes to Consolidated Financial Statements—Note 15. Financial Highlights” in the Index to Consolidated Financial Statements of FBLC’s Quarterly Report on Form 10-Q (file no. 814-00821) for the quarter ended March 31, 2023 and the information in “Notes to Consolidated Financial Statements—Note 15. Financial Highlights” in the Index to Consolidated Financial Statements of FBLC’s Quarterly Report on Form 10-Q (file no. 814-00821) for the quarter ended June 30, 2023 is incorporated herein by reference.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF
OPERATIONS OF FBLC

The information in “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Part II of FBLC’s Annual Report on Form 10-K (file no. 814-00821) for the fiscal year ended December 31, 2022, the information in “Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Part I of FBLC’s Quarterly Report on Form 10-Q (file no. 814-00821) for the fiscal quarter ended March 31, 2023 and the information in “Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Part I of FBLC’s Quarterly Report on Form 10-Q (file no. 814-00821) for the fiscal quarter ended June 30, 2023 is incorporated herein by reference.

SENIOR SECURITIES OF FBLC

Information about FBLC’s senior securities is shown as of the dates indicated in the below tables. This information about FBLC’s senior securities should be read in conjunction with FBLC’s audited and unaudited consolidated financial statements and related notes thereto and “Management’s Discussion and Analysis of Financial Condition and Results of Operations of FBLC” as incorporated by reference herein. The report of our independent registered public accounting firm, Ernst & Young LLP, which audited our financial statements for the fiscal years ended December 31, 2022, 2021, 2020, 2019 and 2018, is included in FBLC’s Annual Report on Form 10-K (file no. 814-00821) for the year ended December 31, 2022, which is incorporated by reference herein.

The following is a summary of the senior securities as of June 30, 2023 (unaudited) (dollars in thousands):

	Total Amount Outstanding Exclusive of Treasury Securities	Asset Coverage Ratio Per Unit(1)	Involuntary Liquidation Preference Per Unit(2)	Asset Market Value Per Unit(3)
Wells Fargo Credit Facility	$225,000	$—	$—	N/A
JPM Credit Facility	308,500	—	—	N/A
JPM Revolver Facility	323,190	—	—	N/A
2026 Notes	297,855	—	—	N/A
2024 Notes	99,652	—	—	N/A
	$1,254,197	$2,341	$—	N/A

The following is a summary of the senior securities as of December 31, 2022 (dollars in thousands):

	Total Amount Outstanding Exclusive of Treasury Securities	Asset Coverage Ratio Per Unit(1)	Involuntary Liquidation Preference Per Unit(2)	Asset Market Value Per Unit(3)
Wells Fargo Credit Facility	$225,000	$—	$—	N/A
JPM Credit Facility	320,000	—	—	N/A
JPM Revolver Facility	231,876	—	—	N/A
2026 Notes	297,469	—	—	N/A
2024 Notes	99,534	—	—	N/A
2023 Notes	59,973	—	—	N/A
	$1,233,852	$2,350	$—	N/A

The following is a summary of the senior securities as of December 31, 2021 (dollars in thousands):

	Total Amount Outstanding Exclusive of Treasury Securities	Asset Coverage Ratio Per Unit(1)	Involuntary Liquidation Preference Per Unit(2)	Asset Market Value Per Unit(3)
Wells Fargo Credit Facility	$285,000	$—	$—	N/A
JPM Credit Facility	391,100	—	—	N/A
MassMutual Credit Facility	—	—	—	N/A
2026 Notes	296,688	—	—	N/A
2024 Notes	99,295	—	—	N/A
2023 Notes	59,908	—	—	N/A
2022 Notes	149,836	—	—	N/A
	$1,281,827	$2,178	$—	N/A

The following is a summary of the senior securities as of December 31, 2020 (dollars in thousands):

	Total Amount Outstanding Exclusive of Treasury Securities	Asset Coverage Ratio Per Unit (1)	Involuntary Liquidation Preference Per Unit (2)	Asset Market Value Per Unit (3)
Wells Fargo Credit Facility	$253,000	$—	$—	N/A
JPM Credit Facility	289,000	—	—	N/A
Citi Credit Facility	267,250	—	—	N/A
MassMutual Credit Facility	—	—	—	N/A
2024 Notes	99,057	—	—	N/A
2023 Notes	59,843	—	—	N/A
2022 Notes	149,671	—	—	N/A
	$1,117,821	$2,252	$—	N/A

The following is a summary of the senior securities as of December 31, 2019 (dollars in thousands):

	Total Amount Outstanding Exclusive of Treasury Securities	Asset Coverage Ratio Per Unit (1)	Involuntary Liquidation Preference Per Unit (2)	Asset Market Value Per Unit (3)
Wells Fargo Credit Facility	$436,652	$—	$—	N/A
Citi Credit Facility	250,500	—	—	N/A
2024 Notes	98,818	—	—	N/A
2023 Notes	59,778	—	—	N/A
2022 Notes	149,505	—	—	N/A
2020 Notes	99,789	—	—	N/A
	$1,095,042	$2,336	$—	N/A

The following is a summary of the senior securities as of December 31, 2018 (dollars in thousands):

	Total Amount Outstanding Exclusive of Treasury Securities	Asset Coverage Ratio Per Unit (1)	Involuntary Liquidation Preference Per Unit (2)	Asset Market Value Per Unit (3)
Wells Fargo Credit Facility	$294,651	$—	$—	N/A
Citi Credit Facility	293,500	—	—	N/A
2023 Notes	59,713	—	—	N/A
2022 Notes	149,340	—	—	N/A
2020 Notes	99,474	—	—	N/A
	$896,678	$2,688	$—	N/A

(1)	Asset coverage per unit is the ratio of the carrying value of FBLC’s total consolidated assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness. Asset coverage per unit is expressed in terms of dollar amounts per $1,000 of indebtedness.

(2)	The amount to which such class of senior security would be entitled upon the voluntary liquidation of the issuer in preference to any security junior to it. The “—” in this column indicates that the SEC expressly does not require this information to be disclosed for certain types of senior securities.

(3)	Not applicable because senior securities are not registered for public trading.

PORTFOLIO COMPANIES OF FBLC

The following table sets forth certain information as of June 30, 2023 for each portfolio company in which FBLC had an investment. Percentages shown for class of securities held by FBLC represent percentage of the class owned and do not necessarily represent voting ownership or economic ownership. Other than these investments, FBLC’s only formal relationships with its portfolio companies are the managerial assistance FBLC may provide upon request and the board observer or participation rights it may receive in connection with FBLC’s investments.

The FBLC Board approved the valuation of FBLC’s investment portfolio, as of June 30, 2023, at fair value as determined in good faith using a consistently applied valuation process in accordance with FBLC’s documented valuation policy that has been reviewed and approved by the FBLC Board, who also approve in good faith the valuation of such securities as of the end of each quarter. For more information relating to FBLC’s investments, see FBLC’s financial statements incorporated by reference in this joint proxy statement/prospectus.

Portfolio Company (f) (g) (q)	Industry	Investment Coupon Rate / Maturity (l)	Principal / Number of Shares	Amortized Cost	Fair Value	% of Net Assets (b)	% Voting Ownership
Senior Secured First Lien Debt - 120.8% (b)
1236904 BC, Ltd. (c) (h) 9300 Trans-Canada Highway Suite 300 Saint-Laurent, H4S 1K5	Software/Services	L+7.50% (12.65%), 3/4/2027	$10,441	$10,315	$10,600	0.6%
1236904 BC, Ltd. (c) (h) (i) 9300 Trans-Canada Highway Suite 300 Saint-Laurent, H4S 1K5	Software/Services	S+5.61% (10.72%), 3/4/2027	18,349	17,957	17,743	1.1%
Absolute Software Corp. (a) (c) (i) 1400-1055 Dunsmuir Street PO Box 49211 Vancouver, BC V7X 1K8	Software/Services	L+6.00% (11.19%), 7/1/2027	44,864	44,265	44,864	2.7%
ADCS Clinics Intermediate Holdings, LLC (c) 151 Southhall Lane Suite 300 Maitland, FL 32751	Healthcare	S+6.50% (11.94%), 5/7/2027	2,780	2,780	2,742	0.2%
ADCS Clinics Intermediate Holdings, LLC (c) (h) 151 Southhall Lane Suite 300 Maitland, FL 32751	Healthcare	L+6.50% (11.87%), 5/7/2027	13,564	13,390	13,378	0.8%

Portfolio Company (f) (g) (q)	Industry	Investment Coupon Rate/ Maturity (I)	Principal/ Number of Shares	Amortized Cost	Fair Value	% of Net Assets (b)	% Voting Ownership
Alera Group Intermediate Holdings, Inc. (c) 3 Parkway North Suite 500 Deerfield, IL 60015	Financials	S+6.50% (11.70%), 10/2/2028	5,861	5,759	5,760	0.3%
Alera Group Intermediate Holdings, Inc. (c) 3 Parkway North Suite 500 Deerfield, IL 60015	Financials	S+6.50% (11.70%), 10/2/2028	9,356	9,356	9,194	0.5%
Arch Global Precision, LLC (c) 2600 South Telegraph Road Suite 180 Bloomfield, MI 48302	Industrials	S+4.75% (10.09%), 4/1/2026	2,344	2,344	2,344	0.1%
Arch Global Precision, LLC (c) (h) (i) 2600 South Telegraph Road Suite 180 Bloomfield, MI 48302	Industrials	L+4.75% (10.02%), 4/1/2026	7,441	7,422	7,441	0.5%
Arctic Holdco, LLC (c) 198 Route 28 Harwich, MA 02671	Paper & Packaging	S+6.00% (11.34%), 12/23/2026	915	915	901	0.1%
Arctic Holdco, LLC (c) (h) (i) 198 Route 28 Harwich, MA 02671	Paper & Packaging	S+6.00% (11.34%), 12/23/2026	60,360	59,619	59,455	3.5%
Armada Parent, Inc. (c) 7884 Spanish Fort Blvd Spanish Fort, AL 36527	Industrials	S+5.75% (11.11%), 10/29/2027	44,491	43,849	43,775	2.6%
Armada Parent, Inc. (c) 7884 Spanish Fort Blvd Spanish Fort, AL 36527	Industrials	S+5.75% (11.11%), 10/29/2027	2,242	2,242	2,205	0.1%
Avalara, Inc. (c) 255 South King Street Suite 1800 Seattle, WA 98104	Software/Services	S+7.25% (12.49%), 10/19/2028	40,296	39,406	39,405	2.3%

Portfolio Company (f) (g) (q)	Industry	Investment Coupon Rate/ Maturity (I)	Principal/ Number of Shares	Amortized Cost	Fair Value	% of Net Assets (b)	% Voting Ownership
Aventine Holdings, LLC (c) PO Box 113 Petaluma, CA 94953	Media/Entertainment	S+6.00% (11.34%) 4.00% PIK, 6/18/2027	10,591	10,591	10,452	0.6%
Aventine Holdings, LLC (c) PO Box 113 Petaluma, CA 94953	Media/Entertainment	10.25% PIK, 6/18/2027	26,069	25,663	25,508	1.5%
Aventine Holdings, LLC (c) (i) PO Box 113 Petaluma, CA 94953	Media/Entertainment	S+6.00% (11.34%) 4.00% PIK, 6/18/2027	26,754	26,391	26,404	1.6%
Axiom Global, Inc. (c) (h) (i) 295 Lafayette Street Suite 700, Floor 7 New York, NY 10012	Business Services	S+4.75% (9.94%), 10/1/2026	20,211	20,106	20,211	1.2%
BCPE Oceandrive Buyer, Inc. (c) 6900 Tavistock Lakes Blvd Orlando, FL 32827	Healthcare	L+6.25% (11.46%), 12/30/2026	3,425	3,425	3,308	0.2%
BCPE Oceandrive Buyer, Inc. (c) 6900 Tavistock Lakes Blvd Orlando, FL 32827	Healthcare	L+6.25% (11.52%) 3.00% PIK, 12/29/2028	1,735	1,735	1,676	0.1%
BCPE Oceandrive Buyer, Inc. (c) (i) 6900 Tavistock Lakes Blvd Orlando, FL 32827	Healthcare	L+6.25% (11.52%) 3.00% PIK, 12/29/2028	3,415	3,415	3,299	0.2%
BCPE Oceandrive Buyer, Inc. (c) (i) 6900 Tavistock Lakes Blvd Orlando, FL 32827	Healthcare	L+6.25% (11.52%) 3.00% PIK, 12/29/2028	20,492	20,132	19,793	1.2%
Black Mountain Sand, LLC (c) 12526 High Bluff Drive Suite 160 San Diego, CA 92130	Energy	L+9.00% (14.48%), 6/30/2024	1,641	1,638	1,641	0.1%
Capstone Logistics (c) 30 Technology Parkway South Suite 200 Peachtree Corners, GA 30092	Transportation	S+4.75% (9.95%), 11/12/2027	1,110	1,110	1,110	0.1%

Portfolio Company (f) (g) (q)	Industry	Investment Coupon Rate/ Maturity (I)	Principal/ Number of Shares	Amortized Cost	Fair Value	% of Net Assets (b)	% Voting Ownership
Capstone Logistics (c) (h) 30 Technology Parkway South Suite 200 Peachtree Corners, GA 30092	Transportation	S+4.75% (9.95%), 11/12/2027	18,917	18,804	18,917	1.1%
CHA Holdings, Inc. (c) (i) 575 Broadway Suite 301 Albany, NY 12207	Business Services	S+4.50% (10.00%), 4/10/2025	512	498	512	0.0%
Cold Spring Brewing, Co. (c) (h) (i) 219 Red River Ave N Cold Spring, MN 56320	Food & Beverage	S+4.75% (9.30%), 12/19/2025	6,553	6,525	6,554	0.4%
Communication Technology Intermediate, LLC (c) 211 Congress Street 6th Floor Boston, MA 02110	Business Services	S+5.50% (10.70%), 5/5/2027	205	205	205	0.0%
Communication Technology Intermediate, LLC (c) (h) 211 Congress Street 6th Floor Boston, MA 02110	Business Services	S+5.50% (10.70%), 5/5/2027	17,800	17,572	17,800	1.1%
Communication Technology Intermediate, LLC (c) (i) 211 Congress Street 6th Floor Boston, MA 02110	Business Services	S+5.50% (10.70%), 5/5/2027	6,192	6,192	6,192	0.4%
Corfin Industries, LLC (c) 7-B Raymond Avenue Salem, NH 03079	Industrials	S+6.00% (11.38%), 12/27/2027	1,590	1,590	1,590	0.1%
Corfin Industries, LLC (c) 7-B Raymond Avenue Salem, NH 03079	Industrials	S+6.00% (11.38%), 12/27/2027	9,678	9,335	9,679	0.6%
Corfin Industries, LLC (c) (h) (i) 7-B Raymond Avenue Salem, NH 03079	Industrials	L+5.75% (10.99%), 2/5/2026	16,268	16,117	16,268	1.0%

Portfolio Company (f) (g) (q)	Industry	Investment Coupon Rate/ Maturity (I)	Principal/ Number of Shares	Amortized Cost	Fair Value	% of Net Assets (b)	% Voting Ownership
Cornerstone Chemical, Co. 3838 N. Causeway Blvd. Suite 3150 Metairie, LA 70002	Chemicals	10.25% PIK, 9/1/2027	14,850	14,600	12,808	0.8%
CRS-SPV, Inc. (c) (o) 3425 Svc Rd Cleveland, OH 44111	Industrials	S+6.00% (11.20%), 3/8/2024	62	62	62	0.0%
Drilling Info Holdings, Inc. (c) (i) 2901 V3) 23/32a Fortuna Suite 200 Austin, TX 78746	Business Services	S+4.25% (9.45%), 7/30/2025	6,916	6,806	6,916	0.4%
Dynagrid Holdings, LLC (c) (h) 725 East Jones Street Lewisville, TX 75057	Utilities	L+6.00% (11.54%), 12/18/2025	3,862	3,809	3,862	0.2%
Dynagrid Holdings, LLC (c) (i) 725 East Jones Street Lewisville, TX 75057	Utilities	L+6.00% (11.54%), 12/18/2025	14,066	13,909	14,066	0.8%
Eliassen Group, LLC (c) 55 Walkers Brook Drive Reading, MA 01867	Business Services	S+5.50% (10.69%), 4/14/2028	437	437	433	0.0%
Eliassen Group, LLC (c) (i) 55 Walkers Brook Drive Reading, MA 01867	Business Services	S+5.50% (10.84%), 4/14/2028	11,527	11,434	11,426	0.7%
Faraday Buyer, LLC (c) 481 Munn Road Suite 300 Fort Mill, SC 29715	Utilities	S+7.00% (11.87%), 10/11/2028	26,067	25,378	25,379	1.5%
Faraday Buyer, LLC (c) 481 Munn Road Suite 300 Fort Mill, SC 29715	Utilities	S+7.00% (12.04%), 10/11/2028	1,949	1,949	1,898	0.1%
FGT Purchaser, LLC (c) 2621 Old Nation Road, Fort Mill, SC 29715	Consumer	S+5.50% (10.84%), 9/13/2027	836	836	836	0.0%

Portfolio Company (f) (g) (q)	Industry	Investment Coupon Rate/ Maturity (I)	Principal/ Number of Shares	Amortized Cost	Fair Value	% of Net Assets (b)	% Voting Ownership
FGT Purchaser, LLC (c) (h) 2621 Old Nation Road, Fort Mill, SC 29715	Consumer	S+5.50% (10.84%), 9/13/2027	21,123	20,827	21,123	1.3%
First Eagle Holdings, Inc. (c) 1345 Avenue of the Americas New York, NY 10105	Financials	S+6.50% (11.33%), 3/1/2027	15,000	14,638	14,640	0.9%
Foresight Energy Operating, LLC (c) (p) One Metropolitan Square 211 North Broadway Suite 2600 St. Louis, MT 63102	Energy	S+8.00% (13.34%), 6/30/2027	1,071	1,071	1,071	0.1%
Galway Borrower, LLC (c) (h) 251 Little Falls Drive, Wilmington, DE 19808	Financials	S+5.25% (10.59%), 9/29/2028	29,622	29,258	29,104	1.7%
Geosyntec Consultants, Inc. (c) 605 Russell Parkway Suite 605A Warner Robins, GA 31088	Business Services	S+5.25% (10.35%), 5/18/2029	27,099	26,701	26,701	1.6%
Geosyntec Consultants, Inc. (c) 605 Russell Parkway Suite 605A Warner Robins, GA 31088	Business Services	S+5.25% (10.35%), 5/18/2029	6,345	6,345	6,252	0.4%
Geosyntec Consultants, Inc. (c) 605 Russell Parkway Suite 605A Warner Robins, GA 31088	Business Services	S+5.25% (10.35%), 5/18/2027	325	325	321	0.0%

Portfolio Company (f) (g) (q)	Industry	Investment Coupon Rate/ Maturity (I)	Principal/ Number of Shares	Amortized Cost	Fair Value	% of Net Assets (b)	% Voting Ownership
Green Energy Partners/Stonewall, LLC (c) 5001 Spring Valley Road Suite 1150 West Dallas, TX 75244	Utilities	L+6.00% (11.54%), 11/12/2026	10,193	10,055	10,194	0.6%
Higginbotham Insurance Agency, Inc. (c) 500 West 13th Street Fort Worth, TX 76102	Financials	S+5.25% (10.50%), 11/25/2026	6,819	6,819	6,819	0.4%
Higginbotham Insurance Agency, Inc. (c) (h) 500 West 13th Street Fort Worth, TX 76102	Financials	S+5.25% (10.45%), 11/25/2026	14,552	14,455	14,552	0.9%
Hospice Care Buyer, Inc. (c) 500 Faulconer Drive Suite 200 Charlottesville, VA 22903	Healthcare	S+6.50% (11.86%), 12/9/2026	4,507	4,507	4,456	0.3%
Hospice Care Buyer, Inc. (c) 500 Faulconer Drive Suite 200 Charlottesville, VA 22903	Healthcare	S+6.50% (11.70%), 12/9/2026	2,775	2,775	2,745	0.2%
Hospice Care Buyer, Inc. (c) 500 Faulconer Drive Suite 200 Charlottesville, VA 22903	Healthcare	S+6.50% (11.84%), 12/9/2026	2,096	2,047	2,072	0.1%
Hospice Care Buyer, Inc. (c) (h) 500 Faulconer Drive Suite 200 Charlottesville, VA 22903	Healthcare	S+6.50% (11.65%), 12/9/2026	24,189	23,746	23,916	1.4%
Hospice Care Buyer, Inc. (c) (h) 500 Faulconer Drive Suite 200 Charlottesville, VA 22903	Healthcare	S+6.50% (11.65%), 12/9/2026	17,916	17,650	17,714	1.1%

Portfolio Company (f) (g) (q)	Industry	Investment Coupon Rate/ Maturity (I)	Principal/ Number of Shares	Amortized Cost	Fair Value	% of Net Assets (b)	% Voting Ownership
ICR Operations, LLC (c) 685 Third Avenue 2nd Floor New York, NY 10017	Business Services	S+5.25% (10.64%), 11/22/2028	41,840	41,195	41,074	2.4%
ICR Operations, LLC (c) 685 Third Avenue 2nd Floor New York, NY 10017	Business Services	S+5.25% (10.50%), 11/22/2027	1,931	1,931	1,895	0.1%
Ideal Tridon Holdings, Inc. (c) 100 Spear Street Suite 1500 San Francisco, CA 94105	Industrials	S+6.75% (11.92%), 4/5/2028	819	819	796	0.0%
Ideal Tridon Holdings, Inc. (c) (h) (i) 100 Spear Street Suite 1500 San Francisco, CA 94105	Industrials	S+6.75% (11.67%), 4/5/2028	30,651	29,776	29,775	1.8%
IG Investments Holdings, LLC (c) (h) 4170 Ashford Dunwood Road, Northeast, Ste 250, Atlanta, GA 30319	Business Services	S+6.00% (11.15%), 9/22/2028	17,540	17,278	17,380	1.0%
IG Investments Holdings, LLC (c) (h) 4170 Ashford Dunwood Road, Northeast, Ste 250, Atlanta, GA 30319	Business Services	S+6.00% (11.15%), 9/22/2028	316	314	313	0.0%
Indigo Buyer, Inc. (c) 10470 Miller Road Dallas, TX 75238	Paper & Packaging	S+6.25% (11.51%), 5/23/2028	605	605	595	0.0%
Indigo Buyer, Inc. (c) 10470 Miller Road Dallas, TX 75238	Paper & Packaging	S+6.25% (11.51%), 5/23/2028	21,120	20,775	20,756	1.2%
Indigo Buyer, Inc. (c) 10470 Miller Road Dallas, TX 75238	Paper & Packaging	S+6.25% (11.39%), 5/23/2028	9,033	9,033	8,877	0.5%

Portfolio Company (f) (g) (q)	Industry	Investment Coupon Rate/ Maturity (I)	Principal/ Number of Shares	Amortized Cost	Fair Value	% of Net Assets (b)	% Voting Ownership
Indigo Buyer, Inc. (c) 10470 Miller Road Dallas, TX 75238	Paper & Packaging	S+6.25% (11.63%), 5/23/2028	7,982	7,982	7,844	0.5%
Integrated Efficiency Solutions, Inc. (c) (o) 750 MD Route 3 South Suite 19 Gambrills, MD 21054	Industrials	7.50%, 12/31/2025	1,414	1,414	1,414	0.1%
Integrated Global Services, Inc. (c) (i) 7600 Whitepine Road Richmond, VA 23237	Industrials	L+6.00% (11.32%), 2/4/2026	11,211	11,114	11,211	0.7%
Internap Corp. (c) (h) (o) 250 Williams Street Suite E-100 Atlanta, GA 30303	Business Services	L+6.50% (11.36%), 5/8/2025	3,983	3,983	1,967	0.1%
International Cruise & Excursions, Inc. (c) (i) 7720 north Dobson Road Scottsdale, AZ 85256	Business Services	S+5.35% (10.45%), 6/6/2025	4,825	4,810	4,603	0.3%
IQN Holding Corp. (c) 12735 Gran Bay Parkway West Suite 130 Jacksonville, FL 32258-4467	Software/Services	S+5.25% (10.36%), 5/2/2028	169	169	168	0.0%
IQN Holding Corp. (c) (i) 12735 Gran Bay Parkway West Suite 130 Jacksonville, FL 32258-4467	Software/Services	S+5.25% (10.38%), 5/2/2029	11,159	11,068	11,068	0.7%
K2 Intelligence Holdings, Inc. (c) (h) (i) 845 Third Avenue New York, NY 10022	Business Services	L+5.75% (11.29%), 9/23/2024	6,610	6,577	5,982	0.4%
KidKraft, Inc. (c) 4630 Olin Road Dallas, TX 75244	Consumer	S+6.00% (11.24%), 6/30/2024	1,060	1,060	956	0.1%

Portfolio Company (f) (g) (q)	Industry	Investment Coupon Rate/ Maturity (I)	Principal/ Number of Shares	Amortized Cost	Fair Value	% of Net Assets (b)	% Voting Ownership
Kissner Milling Co., Ltd. 1875 Century Park East Suite 320 Los Angeles, CA 90067	Industrials	4.88%, 5/1/2028	2,983	2,983	2,668	0.2%
Knowledge Pro Buyer, Inc. (c) 60 East 42nd Street Suite 1500 New York, NY 10165	Business Services	S+5.75% (10.94%), 12/10/2027	2,311	2,311	2,270	0.1%
Knowledge Pro Buyer, Inc. (c) 60 East 42nd Street Suite 1500 New York, NY 10165	Business Services	S+5.75% (10.94%), 12/10/2027	607	607	597	0.0%
Knowledge Pro Buyer, Inc. (c) (i) 60 East 42nd Street Suite 1500 New York, NY 10165	Business Services	S+5.75% (10.94%), 12/10/2027	24,428	24,066	24,001	1.4%
Labrie Environmental Group, LLC (a) (c) 175-B, route Marie-Victorin, Levis, G7A 2T3	Industrials	S+5.50% (10.70%), 9/1/2026	22,237	22,002	21,348	1.3%
Lakeland Tours, LLC (c) (h) (i) 218 Water St. W #400, Charlottesville, VA 22902	Education	13.25% PIK, 9/25/2027	5,709	4,460	4,282	0.3%
Lakeview Health Holdings, Inc. (c) (o) 1900 Corporate Square Blvd Jacksonville, FL 32216	Healthcare	P+6.00% (14.25%) PIK, 10/15/2024	641	641	641	0.0%
Lakeview Health Holdings, Inc. (c) (o) 1900 Corporate Square Blvd Jacksonville, FL 32216	Healthcare	P+6.00% (14.25%) PIK, 10/15/2024	227	227	227	0.0%
Lakeview Health Holdings, Inc. (c) (o) 1900 Corporate Square Blvd Jacksonville, FL 32216	Healthcare	P+6.00% (14.25%) PIK, 10/15/2024	130	130	130	0.0%

Portfolio Company (f) (g) (q)	Industry	Investment Coupon Rate/ Maturity (I)	Principal/ Number of Shares	Amortized Cost	Fair Value	% of Net Assets (b)	% Voting Ownership
Lakeview Health Holdings, Inc. (c) (o) (t) 1900 Corporate Square Blvd Jacksonville, FL 32216	Healthcare	P+4.50% (12.75%) PIK, 10/15/2024	1,837	664	580	0.0%
Manna Pro Products, LLC (c) 707 Spirit 40 Park Drive Suite 150 Chesterfield, MT 63005	Consumer	S+6.00% (11.20%), 12/10/2026	3,976	3,976	3,817	0.2%
Manna Pro Products, LLC (c) 707 Spirit 40 Park Drive Suite 150 Chesterfield, MT 63005	Consumer	S+6.00% (11.20%), 12/10/2026	1,962	1,962	1,883	0.1%
Manna Pro Products, LLC (c) (i) 707 Spirit 40 Park Drive Suite 150 Chesterfield, MT 63005	Consumer	S+6.00% (11.20%), 12/10/2026	24,043	23,697	23,081	1.4%
Manna Pro Products, LLC (c) (i) 707 Spirit 40 Park Drive Suite 150 Chesterfield, MT 63005	Consumer	S+6.00% (11.19%), 12/10/2026	1,895	1,870	1,820	0.1%
Manna Pro Products, LLC (c) (i) 707 Spirit 40 Park Drive Suite 150 Chesterfield, MT 63005	Consumer	S+6.00% (10.84%), 12/10/2026	6,816	6,721	6,543	0.4%
McDonald Worley, P.C. (c) 1770 St. James Place Suite 100 Houston, TX 77056	Business Services	26.00% PIK, 12/31/2024	15,198	15,198	8,141	0.5%

Portfolio Company (f) (g) (q)	Industry	Investment Coupon Rate/ Maturity (I)	Principal/ Number of Shares	Amortized Cost	Fair Value	% of Net Assets (b)	% Voting Ownership
MCS Acquisition Corp. (c) (p) 311 Sinclair Road Bristol, PA 19007	Business Services	L+6.00% (11.34%), 10/2/2025	768	768	768	0.0%
Medical Depot Holdings, Inc. (c) 99 Seaview Blvd Port Washington, NY 11050	Healthcare	S+10.00% (15.24%) 9.00% PIK, 6/1/2025	3,721	3,672	3,699	0.2%
Medical Depot Holdings, Inc. (c) (h) (i) 99 Seaview Blvd Port Washington, NY 11050	Healthcare	S+9.50% (14.08%) 4.00% PIK, 6/1/2025	20,863	20,630	19,273	1.1%
Medical Management Resource Group, LLC (c) 4800 N 22ND St Phoenix, AZ 85016-4701	Healthcare	S+5.75% (11.16%), 9/30/2027	6,565	6,565	6,476	0.4%
Medical Management Resource Group, LLC (c) 4800 N 22ND St Phoenix, AZ 85016-4701	Healthcare	S+5.75% (10.95%), 9/30/2026	530	530	523	0.0%
Medical Management Resource Group, LLC (c) (h) 4800 N 22ND St Phoenix, AZ 85016-4701	Healthcare	S+5.75% (10.95%), 9/30/2027	15,896	15,671	15,681	0.9%
MGTF Radio Company, LLC (c) (o) 650 Smithfield Street Suite 2200 Pittsburgh, PA 15222	Media/Entertainment	S+6.00% (10.81%), 4/1/2024	46,521	46,500	39,380	2.3%
Midwest Can Company, LLC (c) (h) (i) 10800 West Belmont Avenue Franklin Park, IL 60131	Paper & Packaging	S+8.00% (13.16%) 2.00% PIK, 3/2/2026	32,231	31,923	32,231	1.9%
Miller Environmental Group, Inc. (c) 538 Edwards Avenue Calverton, NY 11933	Business Services	L+6.50% (12.25%), 3/15/2024	397	397	391	0.0%

Portfolio Company (f) (g) (q)	Industry	Investment Coupon Rate/ Maturity (I)	Principal/ Number of Shares	Amortized Cost	Fair Value	% of Net Assets (b)	% Voting Ownership
Miller Environmental Group, Inc. (c) (h) (i) 538 Edwards Avenue Calverton, NY 11933	Business Services	L+6.50% (11.69%), 3/15/2024	11,171	11,140	11,171	0.7%
Miller Environmental Group, Inc. (c) (h) (i) 538 Edwards Avenue Calverton, NY 11933	Business Services	L+6.50% (11.69%), 3/15/2024	10,218	10,184	10,218	0.6%
Mirra-Primeaccess Holdings, LLC (c) 14690 Spring Hill Dr., Suite 100, Springhill, FL 34609	Healthcare	S+6.50% (11.72%), 7/29/2026	48,580	47,982	48,580	2.9%
Mirra-Primeaccess Holdings, LLC (c) 14690 Spring Hill Dr., Suite 100, Springhill, FL 34609	Healthcare	S+6.50% (11.72%), 7/29/2026	3,914	3,914	3,914	0.2%
Monumental RSN, LLC (c) 601 F Street, NW Washington, DC 20004	Media/Entertainment	S+6.00% (11.09%), 9/20/2027	6,938	6,879	7,007	0.4%
Muth Mirror Systems, LLC (c) 4221 High Tech Lane Sheboygan, WI 53083	Technology	L+6.75% (11.89%), 4/23/2025	1,299	1,299	1,193	0.1%
Muth Mirror Systems, LLC (c) (h) (i) 4221 High Tech Lane Sheboygan, WI 53083	Technology	L+6.75% (11.86%), 4/23/2025	14,662	14,573	13,467	0.8%
New Star Metals, Inc. (c) (h) (i) 6855 Commerce Boulevard Canton, MI 48187	Industrials	L+5.00% (10.54%), 1/9/2026	32,272	31,983	31,249	1.9%

Portfolio Company (f) (g) (q)	Industry	Investment Coupon Rate/ Maturity (I)	Principal/ Number of Shares	Amortized Cost	Fair Value	% of Net Assets (b)	% Voting Ownership
NTM Acquisition Corp. (h) (i) 1675 S State Street Dover, DE 19901	Media/Entertainment	S+7.25% (12.30%) 1.00% PIK, 6/7/2024	19,977	19,977	18,978	1.1%
Odessa Technologies, Inc. (c) (h) 50 South 16th Street Suite 1900 Philadelphia, PA 19102	Software/Services	S+5.75% (10.94%), 10/19/2027	14,270	14,066	14,018	0.8%
ORG GC Holdings, LLC (c) (o) 6330 Gulfton Street Houston, TX 77081	Business Services	L+6.50% (11.66%) PIK, 11/29/2026	9,615	9,615	9,615	0.6%
Pie Buyer, Inc. (c) 287 South Randolphville Road Piscataway, NJ 08854	Food & Beverage	S+5.50% (11.09%), 4/5/2027	6,037	6,037	6,037	0.4%
Pie Buyer, Inc. (c) 287 South Randolphville Road Piscataway, NJ 08854	Food & Beverage	S+5.50% (11.08%), 4/6/2026	552	552	552	0.0%
Pie Buyer, Inc. (c) 287 South Randolphville Road Piscataway, NJ 08854	Food & Beverage	S+5.50% (10.87%), 4/5/2027	1,460	1,460	1,460	0.1%
Pie Buyer, Inc. (c) (i) 287 South Randolphville Road Piscataway, NJ 08854	Food & Beverage	S+5.50% (10.57%), 4/5/2027	2,067	2,036	2,067	0.1%
Pie Buyer, Inc. (c) (i) 287 South Randolphville Road Piscataway, NJ 08854	Food & Beverage	S+5.50% (11.09%), 4/5/2027	27,892	27,367	27,892	1.7%
PlayPower, Inc. (c) (h) (i) 11515 Vanstory Drive, Suite 100 Huntersville, NC 28078	Industrials	S+5.50% (10.57%), 5/8/2026	23,563	23,418	20,405	1.2%
Pluralsight, LLC (c) 67 South Main Street Suite 300 Clearfield, UT 84041	Software/Services	S+8.00% (13.05%), 4/6/2027	801	801	764	0.0%

Portfolio Company (f) (g) (q)	Industry	Investment Coupon Rate/ Maturity (I)	Principal/ Number of Shares	Amortized Cost	Fair Value	% of Net Assets (b)	% Voting Ownership
Pluralsight, LLC (c) (h) 67 South Main Street Suite 300 Clearfield, UT 84041	Software/Services	S+8.00% (13.05%), 4/6/2027	18,826	18,590	17,966	1.1%
Pluralsight, LLC (c) (h) 67 South Main Street Suite 300 Clearfield, UT 84041	Software/Services	S+8.00% (13.04%), 4/6/2027	6,728	6,640	6,421	0.4%
Point Broadband Acquisition, LLC (c) 1791 O.g. Skinner Drive Suite A West Point, GA 31833	Telecom	S+6.00% (11.19%), 10/2/2028	7,059	7,059	7,059	0.4%
Point Broadband Acquisition, LLC (c) (h) 1791 O.g. Skinner Drive Suite A West Point, GA 31833	Telecom	S+6.00% (11.02%), 10/2/2028	19,050	18,692	19,050	1.1%
Premier Global Services, Inc. (c) (t) 3280 Peachtree Road NE, The Terminus Building Suite 1000 Atlanta, GA 30305-2422	Telecom	P+5.50% (13.75%), 6/8/2023	5,024	4,908	-	0.0%
Premier Global Services, Inc. (c) (t) 3280 Peachtree Road NE, The Terminus Building Suite 1000 Atlanta, GA 30305-2422	Telecom	P+5.50% (13.75%), 4/7/2023	969	969	145	0.0%
PSKW, LLC (c) (h) (i) 1 Crossroads Drive Third Floor Bedminster, NJ 07921	Healthcare	S+6.25% (11.45%), 3/9/2026	29,025	28,700	29,025	1.7%

Portfolio Company (f) (g) (q)	Industry	Investment Coupon Rate/ Maturity (I)	Principal/ Number of Shares	Amortized Cost	Fair Value	% of Net Assets (b)	% Voting Ownership
Questex, Inc. (c) (h) (i) 275 Grove Street, Suite 2-130 Newton, MA 02466	Media/Entertainment	L+5.00% (10.51%), 9/9/2024	15,260	15,199	14,946	0.9%
Reddy Ice Corp. (c) 5720 Lbj Fwy Ste 200 Dallas, TX 75240	Food & Beverage	L+6.50% (11.72%), 7/1/2025	1,773	1,766	1,738	0.1%
Reddy Ice Corp. (c) 5720 Lbj Fwy Ste 200 Dallas, TX 75240	Food & Beverage	L+6.00% (11.22%), 7/1/2025	1,454	1,454	1,425	0.1%
Reddy Ice Corp. (c) 5720 Lbj Fwy Ste 200 Dallas, TX 75240	Food & Beverage	L+6.00% (11.22%), 7/1/2025	4,790	4,790	4,696	0.3%
Reddy Ice Corp. (c) 5720 Lbj Fwy Ste 200 Dallas, TX 75240	Food & Beverage	P+5.00% (13.25%), 7/1/2024	493	493	484	0.0%
Reddy Ice Corp. (c) (h) (i) 5720 Lbj Fwy Ste 200 Dallas, TX 75240	Food & Beverage	L+6.50% (11.72%), 7/1/2025	18,852	18,664	18,485	1.1%
Relativity Oda, LLC (c) (i) 231 S La Salle St FL 8 Chicago, IL 60604-1472	Software/Services	S+6.50% (11.70%), 5/12/2027	5,426	5,352	5,250	0.3%
REP TEC Intermediate Holdings, Inc. (c) 12420 Grey Commercial Dr., Midland, NC 28107	Software/Services	S+6.50% (11.89%), 6/19/2025	655	655	655	0.0%
REP TEC Intermediate Holdings, Inc. (c) (h) (i) 12420 Grey Commercial Dr., Midland, NC 28107	Software/Services	S+6.50% (11.55%), 6/19/2025	28,348	28,074	28,348	1.7%
Roadsafe Holdings, Inc. (c) 8750 W Bryn Mawr Ave Ste 400 Chicago, IL 60631-3576	Industrials	S+5.75% (11.14%), 10/19/2027	10,093	10,093	9,928	0.6%

Portfolio Company (f) (g) (q)	Industry	Investment Coupon Rate/ Maturity (I)	Principal/ Number of Shares	Amortized Cost	Fair Value	% of Net Assets (b)	% Voting Ownership
Roadsafe Holdings, Inc. (c) (i) 8750 W Bryn Mawr Ave Ste 400 Chicago, IL 60631-3576	Industrials	S+5.75% (10.94%), 10/19/2027	7,714	7,611	7,588	0.5%
RSC Acquisition, Inc. (c) 3715 Harrisburg Blvd Houston, TX 77003	Financials	S+5.50% (10.89%), 10/30/2026	706	706	706	0.0%
RSC Acquisition, Inc. (c) 3715 Harrisburg Blvd Houston, TX 77003	Financials	S+5.50% (10.91%), 10/30/2026	3,854	3,854	3,854	0.2%
RSC Acquisition, Inc. (c) (i) 3715 Harrisburg Blvd Houston, TX 77003	Financials	S+5.50% (10.89%), 10/30/2026	15,113	15,100	15,113	0.9%
Saturn SHC Buyer Holdings, Inc. (c) (h) 1640 W Redstone Center Drive Suite 200 Park City, UT 84098	Healthcare	S+6.00% (11.21%), 11/18/2027	32,824	32,344	32,824	2.0%
Sherlock Buyer Corp. (c) (i) 5000 Corporate Court Suite 203 Holtsville, NY 11742	Business Services	S+5.75% (11.09%), 12/8/2028	10,985	10,814	10,793	0.6%
Simplifi Holdings, Inc. (c) 128 East Exchange Street Suite 700 Fort Worth, TX 76164	Media/Entertainment	S+5.50% (10.75%), 10/1/2026	946	946	930	0.1%
Simplifi Holdings, Inc. (c) (h) 128 East Exchange Street Suite 700 Fort Worth, TX 76164	Media/Entertainment	S+5.50% (10.64%), 10/1/2027	34,928	34,433	34,345	2.0%
Skillsoft Corp (h) Boulevard Grande-Duchesse Charlotte 48 Luxembourg, 1330	Technology	S+5.25% (10.51%), 7/14/2028	1,367	1,352	1,188	0.1%

Portfolio Company (f) (g) (q)	Industry	Investment Coupon Rate/ Maturity (I)	Principal/ Number of Shares	Amortized Cost	Fair Value	% of Net Assets (b)	% Voting Ownership
St. Croix Hospice Acquisition Corp. (c) 7200 Hudson Blvd Suite 230 Oakdale, MN 55128	Healthcare	L+6.00% (10.70%), 10/30/2026	2,794	2,794	2,794	0.2%
St. Croix Hospice Acquisition Corp. (c) (i) 7200 Hudson Blvd Suite 230 Oakdale, MN 55128	Healthcare	L+6.00% (11.27%), 10/30/2026	25,291	25,010	25,291	1.5%
Striper Buyer, LLC (c) (h) 360 Forbes Blvd Mansfield, MA 02048	Paper & Packaging	L+5.50% (10.65%), 12/30/2026	12,205	12,132	12,205	0.7%
Subsea Global Solutions, LLC (c) 2994 North Miami Avenue Miami, FL 33127	Business Services	S+6.75% (12.14%), 12/31/2023	963	963	963	0.1%
Subsea Global Solutions, LLC (c) 2994 North Miami Avenue Miami, FL 33127	Business Services	S+6.75% (11.89%), 4/19/2024	2,720	2,709	2,720	0.2%
Subsea Global Solutions, LLC (c) (i) 2994 North Miami Avenue Miami, FL 33127	Business Services	S+6.75% (12.14%), 4/19/2024	4,625	4,610	4,625	0.3%
Subsea Global Solutions, LLC (c) (i) 2994 North Miami Avenue Miami, FL 33127	Business Services	S+6.75% (12.14%), 4/19/2024	7,019	7,001	7,019	0.4%
SunMed Group Holdings, LLC (c) (h) 2710 Northridge Dr NW Grand Rapids, MI 49544-9112	Healthcare	S+5.75% (11.09%), 6/16/2028	8,918	8,808	8,785	0.5%
Tax Defense Network, LLC (c) (p) (t) 900 Southside Boulevard Jacksonville, FL 32256	Consumer	L+6.00% (11.16%) PIK, 3/31/2023	7,704	3,833	196	0.0%

Portfolio Company (f) (g) (q)	Industry	Investment Coupon Rate/ Maturity (I)	Principal/ Number of Shares	Amortized Cost	Fair Value	% of Net Assets (b)	% Voting Ownership
Tax Defense Network, LLC (c) (p) (t) 900 Southside Boulevard Jacksonville, FL 32256	Consumer	10.00% PIK, 3/31/2023	4,481	2,986	4,481	0.3%
Tax Defense Network, LLC (c) (p) (t) 900 Southside Boulevard Jacksonville, FL 32256	Consumer	L+6.00% (11.16%) PIK, 3/31/2023	42,207	21,646	1,076	0.1%
The NPD Group, LP (c) 900 West Shore Road Port Washington, NY 11050	Business Services	S+6.25% (11.39%) 2.75% PIK, 12/1/2028	34,527	33,950	33,936	2.0%
The NPD Group, LP (c) 900 West Shore Road Port Washington, NY 11050	Business Services	S+5.75% (10.92%), 12/1/2027	154	154	151	0.0%
Therapy Brands Holdings, LLC (c) (h) 600 Meadowlands Pkwy Ste 141 Secaucus, NJ 07094-1637	Healthcare	L+4.00% (9.15%), 5/18/2028	4,305	4,293	4,305	0.3%
Trinity Air Consultants Holdings Corp. (c) 12700 Park Central Drive Suite 2100 Dallas, TX 75251	Business Services	L+5.25% (10.69%), 6/29/2027	4,110	4,110	4,048	0.2%
Trinity Air Consultants Holdings Corp. (c) (h) 12700 Park Central Drive Suite 2100 Dallas, TX 75251	Business Services	L+5.25% (10.62%), 6/29/2027	20,424	20,152	20,118	1.2%
Triple Lift, Inc. (c) 400 Lafayette Street 5th Floor New York, NY 10003	Software/Services	S+5.25% (10.30%), 5/5/2028	1,265	1,265	1,214	0.1%
Triple Lift, Inc. (c) (i) 400 Lafayette Street 5th Floor New York, NY 10003	Software/Services	S+5.50% (10.87%), 5/5/2028	28,119	27,719	26,994	1.6%

Portfolio Company (f) (g) (q)	Industry	Investment Coupon Rate/ Maturity (I)	Principal/ Number of Shares	Amortized Cost	Fair Value	% of Net Assets (b)	% Voting Ownership
University of St. Augustine Acquisition Corp. (c) (h) (i) University of St. Augustine for Health Sciences 700 Windy Point Dr. San Marcos, CA 92069	Education	S+4.25% (9.50%), 2/2/2026	23,157	22,943	23,157	1.4%
Urban One, Inc. (a) 1010 Wayne Avenue 14th Floor Silver Spring, MD 20910	Media/Entertainment	7.38%, 2/1/2028	1,561	1,561	1,361	0.1%
US Oral Surgery Management Holdco, LLC (c) 201 E. John Carpenter Freeway Suite 660 Irving, TX 75062	Healthcare	S+6.00% (11.34%), 11/18/2027	4,821	4,821	4,773	0.3%
US Oral Surgery Management Holdco, LLC (c) 201 E. John Carpenter Freeway Suite 660 Irving, TX 75062	Healthcare	S+6.50% (11.94%), 11/18/2027	2,447	2,447	2,423	0.1%
US Oral Surgery Management Holdco, LLC (c) (h) 201 E. John Carpenter Freeway Suite 660 Irving, TX 75062	Healthcare	L+6.00% (11.38%), 11/18/2027	12,173	11,995	12,051	0.7%
US Salt Investors, LLC (c) 10955 Lowell Ave Ste 500, Overland Park, KS 66210	Chemicals	S+5.50% (10.89%), 7/19/2028	19,831	19,545	19,460	1.2%
Vantage Mobility International, LLC (c) (p) (t) 50 East 153rd Street Bronx, NY 10451-2104	Transportation	P+5.00% (13.25%) PIK, 3/21/2024	2,074	251	-	0.0%

Portfolio Company (f) (g) (q)	Industry	Investment Coupon Rate/ Maturity (I)	Principal/ Number of Shares	Amortized Cost	Fair Value	% of Net Assets (b)	% Voting Ownership
Vantage Mobility International, LLC (c) (p) (t) 50 East 153rd Street Bronx, NY 10451-2104	Transportation	P+5.00% (13.25%) PIK, 3/21/2024	266	244	-	0.0%
Vensure Employer Services, Inc. (c) (i) 2600 West Geronimo Place Suite 100 Chandler, AZ 85224	Business Services	S+4.75% (9.99%), 4/1/2027	11,822	11,767	11,822	0.7%
Victors CCC Buyer, LLC (c) 1600 Tysons Blvd McLean, VA 22102	Business Services	S+5.75% (11.02%), 6/1/2029	16,862	16,577	16,577	1.0%
Victors CCC Buyer, LLC (c) 1600 Tysons Blvd McLean, VA 22102	Business Services	S+5.75% (11.02%), 6/1/2029	477	477	467	0.0%
West Coast Dental Services, Inc. (c) 12121 Willshire Blvd Suite 1111 Los Angeles, CA 90025	Healthcare	S+5.50% (10.73%), 7/1/2028	810	810	798	0.0%
West Coast Dental Services, Inc. (c) 12121 Willshire Blvd Suite 1111 Los Angeles, CA 90025	Healthcare	S+5.50% (10.69%), 7/1/2028	19,665	19,377	19,378	1.2%
West Coast Dental Services, Inc. (c) 12121 Willshire Blvd Suite 1111 Los Angeles, CA 90025	Healthcare	S+5.50% (10.64%), 7/1/2028	679	679	669	0.0%
Westwood Professional Services, Inc. (c) 7699 Anagram Dr Minneapolis, MN 55344	Business Services	L+6.00% (10.38%), 5/26/2026	2,705	2,705	2,705	0.2%
Westwood Professional Services, Inc. (c) (i) 7699 Anagram Dr Minneapolis, MN 55344	Business Services	L+6.00% (10.38%), 5/26/2026	8,517	8,418	8,517	0.5%

Portfolio Company (f) (g) (q)	Industry	Investment Coupon Rate/ Maturity (I)	Principal/ Number of Shares	Amortized Cost	Fair Value	% of Net Assets (b)	% Voting Ownership
WHCG Purchaser III, Inc. (c) 1200 Entrepreneurial Drive Broomfield, CO 80021	Healthcare	L+5.75% (10.91%), 6/22/2028	7,042	7,042	5,165	0.3%
WHCG Purchaser III, Inc. (c) 1200 Entrepreneurial Drive Broomfield, CO 80021	Healthcare	L+5.75% (10.91%), 6/22/2026	4,213	4,213	3,400	0.2%
WHCG Purchaser III, Inc. (c) (h) 1200 Entrepreneurial Drive Broomfield, CO 80021	Healthcare	L+5.75% (10.91%), 6/22/2028	28,977	28,565	21,257	1.3%
WIN Holdings III Corp. (c) (h) P.O. Box 412 Sault, Ste Marie, MI 49783	Consumer	S+5.25% (10.69%), 7/16/2028	29,785	29,356	29,785	1.8%
WMK, LLC (c) 4199 Kinross Lakes Pkwy Suite 300 Richfield, OH 44286	Business Services	S+5.75% (11.14%), 9/5/2025	336	335	336	0.0%
WMK, LLC (c) 4199 Kinross Lakes Pkwy Suite 300 Richfield, OH 44286	Business Services	S+5.75% (10.95%), 9/5/2024	2,618	2,618	2,618	0.2%
WMK, LLC (c) 4199 Kinross Lakes Pkwy Suite 300 Richfield, OH 44286	Business Services	S+5.75% (11.14%), 9/5/2025	10,735	10,735	10,735	0.6%
WMK, LLC (c) 4199 Kinross Lakes Pkwy Suite 300 Richfield, OH 44286	Business Services	S+5.75% (11.18%), 9/5/2025	7,705	7,459	7,705	0.5%
WMK, LLC (c) (h) (i) 4199 Kinross Lakes Pkwy Suite 300 Richfield, OH 44286	Business Services	S+5.75% (10.89%), 9/5/2025	17,302	17,194	17,302	1.0%

Portfolio Company (f) (g) (q)	Industry	Investment Coupon Rate/ Maturity (I)	Principal/ Number of Shares	Amortized Cost	Fair Value	% of Net Assets (b)	% Voting Ownership
WMK, LLC (c) (i) 4199 Kinross Lakes Pkwy Suite 300 Richfield, OH 44286	Business Services	S+5.75% (11.14%), 9/5/2025	2,437	2,433	2,437	0.2%
WMK, LLC (c) (i) 4199 Kinross Lakes Pkwy Suite 300 Richfield, OH 44286	Business Services	S+5.75% (11.03%), 9/5/2025	3,561	3,500	3,561	0.2%
Zendesk, Inc. (c) 989 Market Street San Francisco, CA 94103	Software/Services	S+7.00% (12.25%) 3.50% PIK, 11/22/2028	43,176	42,406	42,398	2.5%

Senior Secured First Lien Debt				$2,096,325	$2,030,744	120.8%

Senior Secured Second Lien Debt - 11.8% (b)
Accentcare, Inc. (c) (h) 17855 North Dallas Parkway Dallas, TX 75287	Healthcare	L+8.75% (14.23%), 6/21/2027	$30,152	$29,742	$25,026	1.5%
Anchor Glass Container Corp. (c) (t) 401 East Jackson Street Suite 2800 Tampa, FL 33602	Paper & Packaging	L+7.75% (12.99%), 12/7/2024	6,667	5,735	2,003	0.1%
Aruba Investments Holdings, LLC (c) (i) 1500 East Lake Cook Road Buffalo Grove, IL 60089	Chemicals	L+7.75% (12.94%), 11/24/2028	3,759	3,721	3,577	0.2%
Astro AB Merger Sub, Inc. (a) (c) (h) (t) 220 E. Las Colina Blvd Suite 1200 Irving, TX 75039	Financials	L+8.00% (13.27%), 4/30/2025	8,162	8,066	3,510	0.2%

Portfolio Company (f) (g) (q)	Industry	Investment Coupon Rate/ Maturity (I)	Principal/ Number of Shares	Amortized Cost	Fair Value	% of Net Assets (b)	% Voting Ownership
Carlisle FoodService Products, Inc. (c) 4711 East Hefner Road Oklahoma City, OK 73131	Consumer	S+7.75% (12.95%), 3/20/2026	10,719	10,646	10,166	0.6%
CommerceHub, Inc. (c) Zen Building 201 Fuller Road 6th Floor Albany, NY 12203	Technology	S+7.00% (12.22%), 12/29/2028	12,360	12,317	10,506	0.6%
Corelogic, Inc. 40 Pacifica Suite 900 Irvine, CA 92618	Business Services	L+6.50% (11.75%), 6/4/2029	10,808	10,728	8,672	0.5%
HAH Group Holding Company, LLC (c) (h) 1 N State St Ste 800 Chicago, IL 60602	Healthcare	S+8.50% (13.71%), 10/30/2028	12,445	12,237	12,445	0.7%
Integrated Efficiency Solutions, Inc. (c) (o) 750 MD Route 3 South Suite 19 Gambrills, MD 21054	Industrials	10.00% PIK, 12/31/2026	1,668	1,208	659	0.0%
Mercury Merger Sub, Inc. (c) 200 Dryden Road Dresher, PA 19025	Business Services	L+6.50% (11.69%), 8/2/2029	13,965	13,876	13,519	0.8%
ORG GC Holdings, LLC (c) (o) 6330 Gulfton Street Houston, TX 77081	Business Services	18.00% PIK, 11/29/2027	4,492	4,492	4,227	0.3%
PetVet Care Centers, LLC (h) 1 Gorham Island Westport, CT 06880	Healthcare	L+6.25% (11.44%), 2/13/2026	3,539	3,533	3,219	0.2%
Project Boost Purchaser, LLC (c) 11660 Alpharetta Highway Suite 210 Roswell, GA 30076	Business Services	S+8.00% (13.22%), 5/31/2027	1,848	1,848	1,848	0.1%
Proofpoint, Inc. (c) (h) 892 Ross Drive Sunnyvale, CA 94089	Software/Services	S+6.25% (11.47%), 8/31/2029	7,842	7,812	7,502	0.5%

Portfolio Company (f) (g) (q)	Industry	Investment Coupon Rate/ Maturity (I)	Principal/ Number of Shares	Amortized Cost	Fair Value	% of Net Assets (b)	% Voting Ownership
QuickBase, Inc. (c) 150 Cambridgepark Drive Cambridge, MA 02140	Technology	L+8.00% (13.15%), 4/2/2027	7,484	7,414	7,484	0.4%
RealPage, Inc. (i) 4000 International Parkway Carrollton, TX 75007	Software/Services	L+6.50% (11.65%), 4/23/2029	13,647	13,498	13,181	0.8%
Recess Holdings, Inc. (c) (h) 401 Chestnut Street Suite 410 Chattanooga TN 37402	Industrials	L+7.75% (13.02%), 9/29/2025	16,134	16,055	16,134	1.0%
SSH Group Holdings, Inc. (c) 12930 Saratoga Ave Suite A2 Saratoga, CA 95070	Education	L+8.25% (13.41%), 7/30/2026	10,122	10,083	10,122	0.6%
Therapy Brands Holdings, LLC (c) (h) 600 Meadowlands Pkwy Ste 141 Secaucus, NJ 07094-1637	Healthcare	L+6.75% (11.90%), 5/18/2029	4,654	4,630	4,654	0.3%
Travelpro Products, Inc. (a) (c) 700 Banyan Trail Boca Raton, FL 33431	Consumer	13.00%, 2.00% PIK, 11/20/2024	3,013	3,013	3,013	0.2%
Travelpro Products, Inc. (a) (c) (m) 700 Banyan Trail Boca Raton, FL 33431	Consumer	13.00%, 2.00% PIK, 11/20/2024	3,480	2,698	2,628	0.2%
USIC Holdings, Inc. (c) (h) 9045 North River Road Suite 300 Indianapolis, IN 46240	Business Services	L+6.50% (11.69%), 5/14/2029	5,798	5,755	5,589	0.3%
Vantage Mobility International, LLC (c) (p) (t) 50 East 153rd Street Bronx, NY 10451-2104	Transportation	P+5.00% (13.25%) PIK, 3/21/2024	1,286	17	-	0.0%

Portfolio Company (f) (g) (q)	Industry	Investment Coupon Rate/ Maturity (I)	Principal/ Number of Shares	Amortized Cost	Fair Value	% of Net Assets (b)	% Voting Ownership
Vantage Mobility International, LLC (c) (p) (t) 5202 S 28th Pl Phoenix, AZ 85040	Transportation	P+5.00% (13.25%) PIK, 3/21/2024	4,174	2,914	-	0.0%
Victory Buyer, LLC (c) 50 East 153rd St Bronx, NY 10451-2104	Industrials	S+7.00% (12.51%), 11/19/2029	31,686	31,427	29,405	1.7%

Senior Secured Second Lien Debt				$223,465	$199,089	11.8%

Subordinated Debt - 8.2% (b)
Post Road Equipment Finance, LLC (c) (o) 1221 Post Road East Suite 201 Westport, CT 06880	Financials	L+7.75% (13.01%), 12/31/2028	$24,000	$24,000	$24,000	1.4%
Post Road Equipment Finance, LLC (c) (o) 1221 Post Road East Suite 201 Westport, CT 06880	Financials	L+7.75% (13.01%), 12/31/2028	38,100	37,993	38,099	2.3%
Post Road Equipment Finance, LLC (c) (o) 1221 Post Road East Suite 201 Westport, CT 06880	Financials	L+7.75% (13.01%), 12/31/2028	1,000	1,000	1,000	0.1%
Siena Capital Finance, LLC (c) (o) 9 W. Broad Street Stamford, CT 06902	Financials	12.50%, 11/26/2026	74,500	74,500	74,500	4.4%

Subtotal Subordinated Debt				$137,493	$137,599	8.2%

Portfolio Company (f) (g) (q)	Industry	Investment Coupon Rate/ Maturity (I)	Principal/ Number of Shares	Amortized Cost	Fair Value	% of Net Assets (b)	% Voting Ownership
Collateralized Securities - 1.6% (b)
Collateralized Securities - Debt Investments
NewStar Arlington Senior Loan Program, LLC 14-1A FR (a) (c) (p) 500 Boylston Street Suite 1250 Boston, MA 02116	Diversified Investment Vehicles	L+11.00% (16.26%), 4/25/2031	$4,750	$4,611	$4,180	0.2%
Newstar Fairfield Fund CLO, Ltd. 2015-1RA F (a) (c) (p) 500 Boylston St. Boston, MA 02116	Diversified Investment Vehicles	L+7.50% (12.75%), 1/20/2027	10,728	10,422	9,228	0.6%
Whitehorse, Ltd. 2014-1A E (a) (c) (p) 200 Crescent Court Dallas, TX 75201	Diversified Investment Vehicles	L+4.55% (9.85%) PIK, 5/1/2026	6,454	6,427	5,553	0.3%

				$21,460	$18,961	1.1%
Collateralized Securities - Equity Investments (n)
NewStar Arlington Senior Loan Program, LLC 14-1A SUB (a) (c) (k) (p) 500 Boylston Street Suite 1250 Boston, MA 02116	Diversified Investment Vehicles	15.30%, 4/25/2031	$31,603	$10,336	$8,199	0.5%
Newstar Fairfield Fund CLO, Ltd. 2015-1RA SUB (a) (c) (k) (p) 500 Boylston St. Boston, MA 02116	Diversified Investment Vehicles	0.00%, 1/20/2027	31,575	6,285	-	0.0%
OFSI Fund, Ltd. 2014-6A Side Letter (a) (c) 2850 West Golf Road Rolling Meadows, IL 60008	Diversified Investment Vehicles	0.00%, 3/20/2025	1,970	47	-	0.0%
Whitehorse, Ltd. 2014-1A Side Letter (a) (c) (p) 200 Crescent Court Dallas, TX 75201	Diversified Investment Vehicles	0.00%, 5/1/2026	1,886	134	-	0.0%
Whitehorse, Ltd. 2014-1A SUB (a) (c) (k) (p) 200 Crescent Court Dallas, TX 75201	Diversified Investment Vehicles	0.00%, 5/1/2026	36,000	6,965	-	0.0%

Subtotal Collateralized Securities				$23,767	$8,199	0.5%

Portfolio Company (f) (g) (q)	Industry	Investment Coupon Rate/ Maturity (I)	Principal/ Number of Shares	Amortized Cost	Fair Value	% of Net Assets (b)	% Voting Ownership
Equity/Other - 30.4% (b) (d)
Baker Hill Acquisition, LLC (c) (e) 1320 City Center Drive Suite 300 Carmel, IN 46032	Financials		22,653	-	-	0.0%
Black Mountain Sand, LLC (c) (e) (u) 12526 High Bluff Drive Suite 160 San Diego, CA 92130	Energy		55,463	-	2,120	0.1%	0.6%
Cirque Du Soleil Holding USA Newco, Inc. (a) (e) (p) 4001 Kennett Pike Suite 302 Wilmington, DE 19807	Media/Entertainment		539,708	1,224	5,639	0.3%
Cirque Du Soleil Holding USA Newco, Inc. (a) (e) (p) 4001 Kennett Pike Suite 302 Wilmington, DE 19807	Media/Entertainment		874,000	437	2,366	0.1%	0.5%
Clover Technologies Group, LLC (c) (e) 700 E Dayton Rd, Ottawa, IL 61350	Industrials		180,274	1,153	52	0.0%	1.9%
Clover Technologies Group, LLC (c) (e) 700 E Dayton Rd, Ottawa, IL 61350	Industrials		2,753	275	1,122	0.1%
CRS-SPV, Inc. (c) (e) (o) 9780 Ormsby Station Rd Louisville, KY 40223	Industrials		246	2,219	1,559	0.1%	24.6%

Portfolio Company (f) (g) (q)	Industry	Investment Coupon Rate/ Maturity (I)	Principal/ Number of Shares	Amortized Cost	Fair Value	% of Net Assets (b)	% Voting Ownership
Danish CRJ, Ltd. (a) (c) (e) (o) (r) Fitzwilliam Hall, Fitzwilliam Place Dublin, 2, Ireland	Transportation		5,002	-	-	0.0%	100.0%
Del Real, LLC (c) (e) (u) 1101 Messenger Lane Moore, OK 73160	Food & Beverage		670,510	382	221	0.0%	0.3%
Dyno Acquiror, Inc. (c) (e) 2626 Glenwood Ave Ste 550 Raleigh NC 27608	Consumer		134,102	58	21	0.0%	0.4%
FBLC Senior Loan Fund, LLC (a) (c) (j) (o) 9 W 57th St #4920 New York, NY 10019	Diversified Investment Vehicles		304,934	304,934	304,934	18.2%	50.0%
First Eagle Greenway Fund II, LLC (a) (e) (p) 100 Federal St. Boston, MA 02110	Diversified Investment Vehicles		5,329	3,977	413	0.0%	12.4%
Foresight Energy Operating, LLC (c) (e) (p) (u) One Metropolitan Square 211 North Broadway Suite 2600 St. Louis, MO 63102	Energy		158,093	2,087	3,519	0.2%	0.8%
HemaSource, Inc. (c) (e) (v) 4158 Nike Dr West Jordan, UT 84088	Healthcare		223,503	168	818	0.0%	0.1%
Integrated Efficiency Solutions, Inc. (c) (e) (o) (u) 750 MD Route 3 South Suite 19 Gambrills, MD 21054	Industrials		55,991	-	-	0.0%	5.7%
Integrated Efficiency Solutions, Inc. (c) (e) (o) (u) 750 MD Route 3 South Suite 19 Gambrills, MD 21054	Industrials		57,427	-	-	0.0%

Portfolio Company (f) (g) (q)	Industry	Investment Coupon Rate/ Maturity (I)	Principal/ Number of Shares	Amortized Cost	Fair Value	% of Net Assets (b)	% Voting Ownership
Internap Corp. (c) (e) (o) 250 Williams Street, Suite E-100 Atlanta, GA 30303	Business Services		1,293,189	543	-	0.0%	2.5%
Jakks Pacific, Inc. (c) 2951 28th Street Santa Monica, CA 90405	Consumer		5,303	242	788	0.0%
Kahala Ireland OpCo Designated Activity Company (a) (c) (e) (o) (x) Fitzwilliam Hall, Fitzwilliam Place Dublin, 2, Ireland	Transportation		3,250,000	-	3,250	0.2%	100.0%
Kahala Ireland OpCo Designated Activity Company (a) (c) (o) (x) Fitzwilliam Hall, Fitzwilliam Place Dublin, 2, Ireland	Transportation		1	-	1,548	0.1%	100.0%
Kahala US OpCo, LLC (a) (c) (e) (o) (w) Fitzwilliam Hall, Fitzwilliam Place Dublin, 2, Ireland	Transportation		4,413,472	-	-	0.0%	100.0%
KidKraft, Inc. (c) (e) (u) 4630 Olin Road Dallas, TX 75244	Consumer		2,682,257	-	751	0.1%
Lakeview Health Holdings, Inc. (c) (e) (o) 1900 Corporate Square Blvd Jacksonville, FL 32216	Healthcare		5,272	-	-	0.0%	6.2%
McDonald Worley, P.C. (c) (e) 1770 St. James Place Suite 100 Houston, TX 77056	Business Services		20,167	20	4,542	0.3%
MCS Acquisition Corp. (c) (e) (p) 311 Sinclair Road Bristol, PA 19007	Business Services		31,521	4,103	747	0.0%	3.2%

Portfolio Company (f) (g) (q)	Industry	Investment Coupon Rate/ Maturity (I)	Principal/ Number of Shares	Amortized Cost	Fair Value	% of Net Assets (b)	% Voting Ownership
MCS Acquisition Corp. (c) (e) (p) 311 Sinclair Road Bristol, PA 19007	Business Services		693,977	694	694	0.0%
MGTF Holdco, LLC (c) (e) (o) (u) Steel City Media Suite 2200 650 Smithfield Street Pittsburgh, PA 15222	Media/Entertainment		402,000	-	-	0.0%	37.5%
Motor Vehicle Software Corp. (c) (e) (v) 29901 Agoura Rd Agoura Hills, CA 91301	Business Services		223,503	318	308	0.0%	0.2%
ORG GC Holdings, LLC (c) (e) (o) (u) 6330 Gulfton Street Houston, TX 77081	Business Services		93,380	212	-	0.0%
ORG GC Holdings, LLC (c) (e) (o) (u) 6330 Gulfton Street Houston, TX 77081	Business Services		1,771	-	-	0.0%	17.1%
PennantPark Credit Opportunities Fund II, LP (a) (e) (p) 590 Madison Avenue New York, NY 10022	Diversified Investment Vehicles		8,739	751	1,121	0.1%	10.1%
Point Broadband Acquisition, LLC (c) (e) (u) 1791 O.g. Skinner Drive Suite A West Point, GA 31833	Telecom		2,550,487	2,550	3,407	0.2%	0.4%
Post Road Equipment Finance, LLC (c) (o) (u) 1221 Post Road East Suite 201 Westport, CT 06880	Financials		79,479	81,786	81,692	5.0%	60.4%
RMP Group, Inc. (c) (e) (u) 6000 Metrowest Blvd, Suite 208 Orlando, FL 32835	Financials		223	164	360	0.0%	0.2%
Siena Capital Finance, LLC (c) (o) 9 W. Broad Street Stamford, CT 06902	Financials		41,789,400	42,499	77,310	4.6%	85.0%

Portfolio Company (f) (g) (q)	Industry	Investment Coupon Rate/ Maturity (I)	Principal/ Number of Shares	Amortized Cost	Fair Value	% of Net Assets (b)	% Voting Ownership
Skillsoft Corp. (e) (s) Boulevard Grande-Duchesse Charlotte 48 Luxembourg, 1330	Technology		248,712	2,636	308	0.0%	0.2%
Smile Brands, Inc. (c) (e) 100 Spectrum Center Dr #1500 Irvine, CA 92618	Healthcare		712	-	305	0.0%	0.3%
Squan Holding Corp. (c) (e) 329 Harold Avenue Englewood, NJ 07631	Telecom		180,835	-	-	0.0%	3.3%
Tax Defense Network, LLC (c) (e) (p) 900 Southside Boulevard Jacksonville, FL 32256	Consumer		147,099	425	-	0.0%	7.3%
Tax Defense Network, LLC (c) (e) (p) 900 Southside Boulevard Jacksonville, FL 32256	Consumer		633,382	-	-	0.0%
Tennenbaum Waterman Fund, LP (a) (p) 2951 28th St. Santa Monica, CA 90405	Diversified Investment Vehicles		10,000	10,000	8,826	0.5%	10.0%
Travelpro Products, Inc. (a) (c) (e) 700 Banyan Trail Boca Raton, FL 33431	Consumer		447,007	506	791	0.1%	0.6%
United Biologics, LLC (c) (e) (u) 100 Northeast Loop 410 Suite 200 San Antonio, TX 78216	Healthcare		39,769	132	-	0.0%	0.6%

Portfolio Company (f) (g) (q)	Industry	Investment Coupon Rate/ Maturity (I)	Principal/ Number of Shares	Amortized Cost	Fair Value	% of Net Assets (b)	% Voting Ownership
United Biologics, LLC (c) (e) (u) 100 Northeast Loop 410 Suite 200 San Antonio, TX 78216	Healthcare		3,155	-	-	0.0%	0.6%
United Biologics, LLC (c) (e) (u) 100 Northeast Loop 410 Suite 200 San Antonio, TX 78216	Healthcare		4,206	31	-	0.0%	0.6%
United Biologics, LLC (c) (e) (u) 100 Northeast Loop 410 Suite 200 San Antonio, TX 78216	Healthcare		99,236	-	-	0.0%	0.6%
United Biologics, LLC (c) (e) (u) 100 Northeast Loop 410 Suite 200 San Antonio, TX 78216	Healthcare		223	35	-	0.0%
USASF Holdco, LLC (c) (e) (u) 2705 Atlanta Hwy Athens, GA 30606	Financials		10,000	10	-	0.0%	0.6%
USASF Holdco, LLC (c) (e) (u) 2705 Atlanta Hwy Athens, GA 30606	Financials		490	490	-	0.0%
USASF Holdco, LLC (c) (e) (u) 2705 Atlanta Hwy Athens, GA 30606	Financials		139	139	-	0.0%
Vantage Mobility International, LLC (c) (e) (p) 5202 S 28th Pl Phoenix, AZ 85040	Transportation		512,923	-	-	0.0%	1.5%
Vantage Mobility International, LLC (c) (e) (p) 5202 S 28th Pl Phoenix, AZ 85040	Transportation		4,848,027	3,140	-	0.0%
Vantage Mobility International, LLC (c) (e) (p) 5202 S 28th Pl Phoenix, AZ 85040	Transportation		1,940,977	-	-	0.0%	1.5%

Portfolio Company (f) (g) (q)	Industry	Investment Coupon Rate/ Maturity (I)	Principal/ Number of Shares	Amortized Cost	Fair Value	% of Net Assets (b)	% Voting Ownership
World Business Lenders, LLC (c) (e) 101 Hudson St Jersey City, NY 07302	Financials		922,669	3,750	1,615	0.1%
WPNT, LLC (c) (e) (o) (u) Steel City Media Suite 2200 650 Smithfield Street Pittsburgh, PA 15222	Media/Entertainment		402,000	-	-	0.0%	37.5%
Wythe Will Tzetzo, LLC (c) (e) (u) 100 Pirson Parkway Tonawanda, NY 14150	Food & Beverage		22,312	302	-	0.0%
YummyEarth, Inc. (c) (e) 9 West Broad Street Suite #440 Stamford CT 06902	Food & Beverage		223	-	-	0.0%

Subtotal Equity/Other				$472,392	$511,147	30.4%

TOTAL INVESTMENTS - 172.8% (b)				$2,974,902	$2,905,739	172.8%

(a)	All of FBLC’s investments, except the investments noted by this footnote, are qualifying assets under Section 55(a) of the Investment Company Act. Under the Investment Company Act, FBLC may not acquire any non-qualifying asset unless, at the time the acquisition is made, qualifying assets represent at least 70% of FBLC’s total assets. Qualifying assets represent 85.6% of FBLC’s total assets. The significant majority of all investments held are deemed to be illiquid.
(b)	Percentages are based on net assets as of June 30, 2023.
(c)	The fair value of investments with respect to securities for which market quotations are not readily available is determined in good faith by FBLC’s Board of Directors as required by the Investment Company Act. Such investments are valued using significant unobservable inputs (See Note 3 to FBLC’s unaudited consolidated financial statements for the fiscal quarter ended June 30, 2023).
(d)	All amounts are in thousands except share amounts.
(e)	Non-income producing at June 30, 2023.
(f)	FBLC has various unfunded commitments to portfolio companies. Please refer to Note 7 to FBLC’s unaudited consolidated financial statements for the fiscal quarter ended June 30, 2023 for details of these unfunded commitments.
(g)	Unless otherwise indicated, all of FBLC’s investments or a portion thereof are pledged as collateral under the JPM Revolver Facility.
(h)	FBLC’s investment or a portion thereof is pledged as collateral under the JPM Credit Facility. Individual investments can be divided into parts which are pledged to separate credit facilities.
(i)	FBLC’s investment or a portion thereof is pledged as collateral under the Wells Fargo Credit Facility. Individual investments can be divided into parts which are pledged to separate credit facilities.
(j)	FBLC’s investment falls under the definition of a significant subsidiary, as it exceeded the threshold of at least one of the tests under Rule 4-08(g), or exceeded the threshold of at least one of the tests under Rule 3-09. See Note 3 to FBLC’s unaudited consolidated financial statements for the fiscal quarter ended June 30, 2023 for summarized financial information.
(k)	The Collateralized Securities - subordinated notes are treated as equity investments and are entitled to recurring distributions which are generally equal to the remaining cash flow of the payments made by the underlying fund’s securities less contractual payments to debt holders and fund expenses. The estimated yield indicated is based upon a current projection of the amount and timing of these recurring distributions and the estimated amount of repayment of principal upon termination. Such projections are periodically reviewed and adjusted, and the estimated yield may not ultimately be realized.
(l)	The majority of the investments bear interest at a rate that may be determined by reference to London Interbank Offered Rate (“LIBOR” or “L”), Secured Overnight Financing Rate (“SOFR” or “S”), or Prime (“P”) and which reset daily, monthly, quarterly, or semiannually. For each, FBLC has provided the spread over the relevant reference rate and the current interest rate in effect at June 30, 2023. Certain investments are subject to reference rate floors. For fixed rate loans, a spread above a reference rate is not applicable. For floating rate securities the all-in rate is disclosed within parentheses.

(m)	The principal amount (par amount) is denominated in Canadian Dollars (“CAD”).
(n)	For equity investments in Collateralized Securities, the effective yield is presented in place of the investment coupon rate for each investment. Refer to footnote (k) for a further description of an equity investment in a Collateralized Security.
(o)	The provisions of the Investment Company Act classify investments based on the level of control that FBLC maintains in a particular portfolio company. As defined in the Investment Company Act, a company is generally presumed to be “non-controlled” when FBLC owns 25% or less of the portfolio company's voting securities and/or does not have the power to exercise control over the management or policies of such portfolio company. A company is generally presumed to be “controlled” when FBLC owns more than 25% of the portfolio company's voting securities and/or has the power to exercise control over the management or policies of such portfolio company. FBLC classifies this investment as “controlled”.
(p)	The provisions of the Investment Company Act classify investments further based on the level of ownership that FBLC maintains in a particular portfolio company. As defined in the Investment Company Act, a company is generally deemed as “non-affiliated” when FBLC owns less than 5% of a portfolio company's voting securities and “affiliated” when FBLC owns 5% or more of a portfolio company's voting securities. FBLC classifies this investment as “affiliated”.
(q)	Unless otherwise indicated, all investments in the Consolidated Schedules of Investments are non-affiliated, non-controlled investments.
(r)	FBLC’s investment is held through the consolidated subsidiary, Kahala Aviation Holdings, LLC, which owns 49% of the operating company, Danish CRJ LTD.
(s)	The investment is not a restricted security. All other securities are restricted securities.
(t)	The investment is on non-accrual status as of June 30, 2023.
(u)	Investments are held in the taxable wholly-owned, consolidated subsidiary, 54th Street Equity Holdings, Inc.
(v)	The investment is held through BSP TCAP Acquisition Holdings LP, which is an affiliated acquisition entity. Due to certain restrictions, such as limits on the number of partners allowable within the equity structures of the newly acquired investments, these investments are still held within the acquisition entity as of June 30, 2023.
(w)	FBLC’s investment is held through the consolidated subsidiaries, Kahala Aviation Holdings, LLC and Kahala Aviation US, Inc., which own 100% of the equity of the operating company, Kahala US OpCo LLC.
(x)	FBLC’s investment is held through the consolidated subsidiary, Kahala Aviation Holdings, LLC, which owns 100% of the equity of the operating company, Kahala Ireland OpCo Designated Activity Company.

Set forth below is a brief description of each portfolio company in which FBLC has made an investment that represents greater than 5% of FBLC’s total assets as of June 30, 2023.

FBLC Senior Loan Fund, LLC

On January 20, 2021, FBLC and Cliffwater Corporate Lending Fund (“CCLF”) formed SLF, which invests primarily in senior secured loans, and to a lesser extent may invest in mezzanine loans, unsecured loans and equity of predominantly private U.S. middle market companies. SLF was formed as a Delaware limited liability company and is not consolidated by FBLC for financial reporting purposes. As of June 30, 2023, FBLC and CCLF owned 79.8% and 20.2%, respectively, of the LLC equity interests of SLF. SLF held investments in 164 portfolio companies with total assets of $974.4 million as of June 30, 2023.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS OF FBLC

As of August 31, 2023, there were 231,759,661 shares of FBLC Common Stock outstanding. No person is deemed to control FBLC, as such term is defined in the Investment Company Act.

The following table sets forth, as of August 31, 2023, information with respect to the beneficial ownership of FBLC Common Stock by:

●	each person known to FBLC to beneficially own more than 5% of the outstanding shares of FBLC Common Stock;

●	each of FBLC’s directors and each named executive officer; and

●	all of FBLC’s directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Such shares, however, are not deemed outstanding for the purposes of computing the percentage ownership of any other person.

Unless otherwise indicated, to the FBLC’s knowledge, each stockholder listed below has sole voting and investment power with respect to the shares beneficially owned by the stockholder, except to the extent authority is shared by spouses under applicable law. Unless otherwise indicated, each stockholder maintains an address of c/o Franklin BSP Lending Corporation, 9 West 57th Street, 49th Floor, Suite 4920, New York, NY 10019.

Name and Address of Beneficial Owner	Number of Shares of FBLC Common Stock Owned Beneficially(1)	Percentage of FBLC Common Stock Outstanding(2)
Interested Directors:
Richard J. Byrne	244,533	*
Independent Directors:
Lee S. Hillman	—	—
Ronald J. Kramer	—	—
Leslie D. Michelson	16,564	*
Edward G. Rendell	—	—
Dennis M. Schaney	—	—
Executive Officers:
Nina K. Baryski	—	—
Michael Frick	—	—
Colleen Corwell	—	—
All Executive Officers and Directors as a Group(9 persons)	261,097	*

*	Represents less than 1%.

(1)	Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act. Assumes no other purchases or sales of FBLC Common Stock since the most recently available SEC filings. This assumption has been made under the rules and regulations of the SEC and does not reflect any knowledge that FBLC has with respect to the present intent of the beneficial owners of FBLC Common Stock listed in this table.

(2)	Based on a total of 231,759,661 shares of FBLC Common Stock issued and outstanding on August 31, 2023.

The following table sets forth the dollar range of equity securities of FBLC beneficially owned by each of the current FBLC directors as of August 31, 2023. Information as to beneficial ownership is based on information furnished to FBLC by such persons. For purposes of this joint proxy statement/prospectus, the term “Fund Complex” is defined to include FBLC, FBCC and FBPCF.

Director of FBLC	Dollar Range of the Equity Securities of FBLC (1)(2)	Aggregate Dollar Range of the Equity Securities of the Fund Complex(1)(2)
Interested Directors:
Richard J. Byrne	Over $100,000	Over $100,000
Independent Directors:
Lee S. Hillman	None	None
Ronald J. Kramer	None	None
Leslie D. Michelson	Over $100,000	Over $100,000
Edward G. Rendell	None	None
Dennis M. Schaney	None	None

(1)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.

(2)	The dollar range of equity securities beneficially owned is based on the FBLC’s NAV per share as of June 30, 2023 of $7.26 per share.

DESCRIPTION OF CAPITAL STOCK OF FBCC

The following description is based on relevant portions of the DGCL, FBCC’s certificate of incorporation (the “FBCC Charter”) and the FBCC Bylaws. This summary is not necessarily complete, and FBCC refers you to the DGCL and the FBCC Charter and the FBCC Bylaws for a more detailed description of the provisions summarized below.

FBCC’s authorized stock consists of 450,000,000 shares of common stock and 50,000,000 shares of preferred stock, par value $0.001 per share. There is currently no market for shares of FBCC Common Stock, and FBCC does not expect that a market for FBCC’s shares will develop in the future. No stock has been authorized for issuance under any equity compensation plan.

Set forth below is a chart describing the classes of FBCC securities outstanding as of August 31, 2023:

(1)	(2)	(3)	(4)
Title of Class	Amount Authorized	Amount Held by FBCC or for its Account	Amount Outstanding Exclusive of Amount Shown Under (3)
Equity Securities
Common Stock	450,000,000	—	25,862,185
Preferred Stock	50,000,000	—	77,500

Common Stock

Under the FBCC Charter, the FBCC Board is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock and authorize the issuance of shares of stock without obtaining stockholder approval. As permitted by the DGCL, the FBCC Charter provides that the FBCC Board, without any action by FBCC’s stockholders, may amend the certificate of incorporation from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that FBCC has authority to issue.

All shares of FBCC Common Stock have equal rights as to earnings, assets, dividends and other distributions and voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to FBCC Common Stockholders if, as and when authorized by the FBCC Board and declared by FBCC out of assets legally available therefor. Shares of FBCC Common Stock have no preemptive, exchange, conversion or redemption rights and are freely transferable, except when their transfer is restricted by federal and state securities laws or by contract. In the event of FBCC’s liquidation, dissolution or winding up, each share of FBCC Common Stock would be entitled to share ratably in all of FBCC’s assets that are legally available for distribution after FBCC pays all debts and other liabilities and subject to any preferential rights of holders of FBCC’s preferred stock, if any preferred stock is outstanding at such time. Each share of FBCC Common Stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of FBCC Common Stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of FBCC Common Stock can elect all of FBCC’s directors, and holders of less than a majority of such shares will not be able to elect any directors.

FBCC intends to sell shares of FBCC Common Stock in private placements in the United States under the exemption provided by Section 4(a)(2) of the Securities Act and Regulation D promulgated thereunder, Regulation S under the Securities Act and other exemptions from the registration requirements of the Securities Act. Investors who acquire shares of FBCC Common Stock in such private placements are required to complete, execute and deliver a subscription agreement and related documentation, which includes customary representations and warranties, certain covenants and restrictions and indemnification provisions. Additionally, such investors may be required to provide due diligence information to FBCC for compliance with certain legal requirements. FBCC may, from time to time, engage offering or distribution agents and incur offering or distribution fees or sales commissions in connection with the private placement of shares of FBCC Common Stock in certain jurisdictions outside the United States. The cost of any such offering or distribution fees may be borne by an affiliate of FBCA. FBCC will not incur any such fees or commissions if FBCC’s net proceeds received upon a sale of shares of FBCC Common Stock after such costs would be less than the NAV per share.

Furthermore, should there be an IPO or listing of the FBCC Common Stock on a national securities exchange, FBCC Stockholders will be subject to a lock-up restriction that will extend up to six months pursuant to which they will be prohibited from selling or otherwise transferring shares of FBCC Common Stock or its capital commitment for a certain period after the date of such event. There can be no assurance that shares of FBCC Common Stock will be listed on a national securities exchange or offered in an IPO.

Preferred Stock

Under the terms of the FBCC Charter, the FBCC Board is authorized to issue shares of preferred stock in one or more series without stockholder approval. The FBCC Board has discretion to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications, and terms or conditions of redemption for each class or series of preferred stock.

Every issuance of preferred stock will be required to comply with the requirements of the Investment Company Act, including among other things, that (1) immediately after issuance and before any distribution is made with respect to FBCC’s Common Stock and before any purchase of FBCC Common Stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of FBCC’s total assets after deducting the amount of such distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if distributions on such preferred stock are in arrears by two years or more. Certain matters under the Investment Company Act require the separate vote of the holders of any issued and outstanding preferred stock.

Each FBCC Preferred Stockholder is entitled to a liquidation preference of $1,000.00 per share plus all dividends accrued and unpaid thereon. With respect to distributions, including the payment of dividends and distribution of FBCC’s assets upon liquidation, dissolution, or winding-up, whether voluntary or involuntary, the FBCC Preferred Stock will be senior to shares of FBCC Common Stock, will rank on parity with any other class or series of preferred stock that FBCC is authorized to issue pursuant to its certificate of incorporation, whether such class or series is now existing or is created in the future, to the extent of the aggregate liquidation preference, which amount includes all accrued but unpaid dividends and will be subordinate to the rights of holders of FBCC’s senior indebtedness.

Dividends are payable on each outstanding share of FBCC Preferred Stock quarterly in arrears at a rate equal to (1) for each fiscal quarter ending on or before September 30, 2022 (the “Initial Dividend Period”), the dividends that would have been paid in respect of each share of FBCC Preferred Stock if it had been converted into a share of FBCC Common Stock, on the first day of such quarter (or the date of issuance in the case of shares of FBCC Preferred Stock issued after the first day of such quarter) at the applicable Conversion Rate (as defined below) and (2) for each quarter after the Initial Dividend Period, the greater of (i) an amount equal to $10.00 per share, subject to proration if such share is not outstanding for the full quarter, and (ii) the dividends that would have been paid in respect of such share of FBCC Preferred Stock if it had been converted into a share of FBCC Common Stock on the first day of such quarter (or the date of issuance in the case of shares of FBCC Preferred Stock issued after the first day of such quarter) at the applicable Conversion Rate.

The FBCC Preferred Stock is convertible (a) by FBCC, in its sole discretion, at any time commencing on the closing date of certain liquidity events, or (b) by the holders thereof at any time commencing six months following the closing date of a liquidity event, in each case, into the number of shares of FBCC Common Stock equal to (1) the liquidation preference divided by (2) the price paid by investors for shares of FBCC Common Stock at the time of the purchase of such share of FBCC Preferred Stock or if the purchase of such share of FBCC Preferred Stock did not occur concurrent with a sale of FBCC Common Stock by FBCC at the NAV per share of FBCC Common Stock determined within 48 hours (excluding Sundays and holidays) of the purchase of such share of FBCC Preferred Stock (the “Conversion Rate”). FBCC has the right to redeem the FBCC Preferred Stock at any time, and from time to time, on or after August 23, 2029 upon 90 days prior notice to holders of FBCC Preferred Stock. The consummation of the Mergers will not constitute a liquidity event for the FBCC Preferred Stock.

The holders of the FBCC Preferred Stock are generally entitled to vote with the holders of the shares of FBCC Common Stock on all matters submitted for a vote to the common stockholders (voting together with the holders of shares of FBCC Common Stock as one class) on an as-converted basis, subject to certain limitations.

Provisions of the DGCL and the FBCC Charter and the FBCC Bylaws

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

The indemnification of FBCC’s officers and directors is governed by Section 145 of the DGCL, the FBCC Charter and the FBCC Bylaws. Subsection (a) of DGCL Section 145 empowers a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding if (1) such person acted in good faith, (2) in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation and (3) with respect to any criminal action or proceeding, such person had no reasonable cause to believe the person’s conduct was unlawful.

Subsection (b) of DGCL Section 145 empowers a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner the person reasonably believed to be in, or not opposed to, the best interests of the corporation, and except that no indemnification may be made in respect of any claim, issue or matter as to which such person has been adjudged to be liable to the corporation unless and only to the extent that the Delaware Court of Chancery or the court in which such action or suit was brought determines upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court deems proper.

DGCL Section 145 further provides that to the extent that a present or former director or officer is successful, on the merits or otherwise, in the defense of any action, suit or proceeding referred to in subsections (a) and (b) of Section 145, or in defense of any claim, issue or matter therein, such person will be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with such action, suit or proceeding. In all cases in which indemnification is permitted under subsections (a) and (b) of Section 145 (unless ordered by a court), it will be made by the corporation only as authorized in the specific case upon a determination that indemnification of the present or former director, officer, employee or agent is proper in the circumstances because the applicable standard of conduct has been met by the party to be indemnified. Such determination must be made, with respect to a person who is a director or officer at the time of such determination: (1) by a majority vote of the directors who are not parties to such action, suit or proceeding, even though less than a quorum, (2) by a committee of such directors designated by majority vote of such directors, even though less than a quorum, (3) if there are no such directors, or if such directors so direct, by outside legal counsel in a written opinion, or (4) by the stockholders. The statute authorizes the corporation to pay expenses incurred by an officer or director in advance of the final disposition of a proceeding upon receipt of an undertaking by or on behalf of the person to whom the advance will be made, to repay the advances if it is ultimately determined that he or she was not entitled to indemnification. DGCL Section 145 also provides that indemnification and advancement of expenses permitted under such Section are not to be exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors, or otherwise. DGCL Section 145 also authorizes the corporation to purchase and maintain liability insurance on behalf of its directors, officers, employees and agents regardless of whether the corporation would have the statutory power to indemnify such persons against the liabilities insured.

The FBCC Charter provides that FBCC’s directors will not be liable to FBCC or FBCC’s stockholders for monetary damages for breach of fiduciary duty as a director to the fullest extent permitted by the current DGCL or as the DGCL may be amended. DGCL Section 102(b)(7) provides that the personal liability of a director to a corporation or its stockholders for breach of fiduciary duty as a director may be eliminated except for liability (1) for any breach of the director’s duty of loyalty to the registrant or its stockholders, (2) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (3) under Section 174 of the DGCL, relating to unlawful payment of dividends or unlawful stock purchases or redemption of stock or (4) for any transaction from which the director derives an improper personal benefit.

The FBCC Bylaws provide for the indemnification of any person to the full extent permitted, and in the manner provided, by the current DGCL or as the DGCL may be amended. In addition, FBCC has entered into indemnification agreements with each of its directors in order to effect the foregoing except to the extent that such indemnification would exceed the limitations on indemnification under section 17(h) of the Investment Company Act.

As a BDC, FBCC is not permitted to and will not indemnify FBCA, any of FBCC’s executive officers and directors, or any other person against liability arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office, or by reason of reckless disregard of obligations and duties of such person arising under contract or agreement.

Election of Directors

The FBCC Bylaws provide that the affirmative vote of a majority of the total votes cast “for” or “against” a nominee for director at a duly called meeting of stockholders at which a quorum is present is required to elect a director in an uncontested election. In a contested election, directors are elected by a plurality of the votes cast at a meeting of stockholders duly called and at which is a quorum is present.

Classified Board of Directors

The FBCC Board is divided into three classes of directors serving staggered three-year terms, with the term of office of only one of the three classes expiring each year. At each annual meeting of stockholders, directors of the class of directors whose term expires at such meeting will be elected to hold office for a term expiring at the third succeeding annual meeting of stockholders following the meeting at which they were elected and until their successors are duly elected and qualified. A classified FBCC Board may render a change in control of FBCC or removal of FBCC’s incumbent management more difficult. FBCC believes, however, that the longer time required to elect a majority of a classified FBCC Board helps to ensure the continuity and stability of FBCC’s management and policies.

Number of Directors; Removal; Vacancies

The FBCC Charter and the FBCC Bylaws provide that the number of directors will be set only by the FBCC Board. The FBCC Bylaws provide that a majority of FBCC’s entire Board may at any time increase or decrease the number of directors. However, unless the FBCC Bylaws are amended, the number of directors may never be less than four (4) nor more than ten (10). The FBCC Charter provides that directors may be removed from office at any time only for cause and only by the affirmative vote of at least two-thirds of the votes entitled to be cast generally in the election of directors. Under the FBCC Charter and the FBCC Bylaws, any vacancy on the FBCC Board, including a vacancy resulting from an enlargement of the FBCC Board, may be filled only by vote of a majority of the directors then in office.

Action by Stockholders

The FBCC Charter provides that stockholder action can be taken only at an annual or special meeting of stockholders or by unanimous written consent in lieu of a meeting. This may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

In addition, the FBCC Bylaws provide that certain transactions questioned in any stockholders’ derivative suit, or other suit to enforce alleged rights of FBCC or any of its stockholders, may be approved, ratified and confirmed before or after judgment by the FBCC Board or by FBCC’s stockholders and, if so approved, ratified or confirmed, will have the same force and effect as if the questioned transaction had been originally duly authorized, provided, that the ratification provision of the bylaws would not apply to waive claims that may not be waived under the U.S. federal securities laws, including pursuant to Section 14 of the Securities Act, Section 29(a) of the Exchange Act, and Section 47(a) of the Investment Company Act. The ratification provision in the FBCC Bylaws may limit a stockholder or other party’s ability to bring a claim against FBCC and may discourage lawsuits against FBCC and FBCC’s directors, officers or employees, if any.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals

The FBCC Bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the FBCC Board and the proposal of business to be considered by stockholders may be made only (1) by or at the direction of the FBCC Board, (2) pursuant to FBCC’s notice of meeting or (3) by any FBCC Stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the FBCC Bylaws. With respect to special meetings of stockholders, only the business specified in FBCC’s notice of the meeting may be brought before the meeting. Nominations of persons for election to the FBCC Board at a special meeting may be made only (1) by or at the direction of the FBCC Board or (2) provided that the special meeting has been called in accordance with the FBCC Bylaws for the purposes of electing directors, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the FBCC Bylaws.

The purpose of requiring stockholders to give FBCC advance notice of nominations and other business is to afford the FBCC Board a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by the FBCC Board, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although the FBCC Bylaws do not give the FBCC Board any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to FBCC and FBCC’s stockholders.

Calling of Special Meetings of Stockholders

The FBCC Bylaws provide that special meetings of stockholders may be called by the FBCC Board and certain of FBCC’s officers. Additionally, the FBCC Bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the secretary of FBCC upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

Delaware Anti-Takeover Law

The DGCL contains provisions that could make it more difficult for a potential acquirer to acquire FBCC by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of FBCC to negotiate first with the FBCC Board. These measures may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of FBCC’s stockholders. FBCC believes, however, that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because the negotiation of such proposals may improve their terms.

FBCC is subject to the provisions of Section 203 of the DGCL regulating corporate takeovers. In general, these provisions prohibit a Delaware corporation from engaging in any business combination with any interested stockholder for a period of three years following the date that the stockholder became an interested stockholder, unless:

●	prior to such time, the board of directors approved either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder;

●	upon consummation of the transaction that resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced; or

●	at or subsequent to such date, the business combination is approved by the board of directors and authorized at an annual or special meeting of stockholders, and not be written consent, by the affirmative vote of at least 66-2/3 percent of the outstanding voting stock which is not owned by the interested stockholder.

Section 203 of the DGCL defines “business combination” to include the following:

●	any merger or consolidation involving the corporation and the interested stockholder;

●	any sale, transfer, pledge or other disposition (in one transaction or a series of transactions) of 10% or more of either the aggregate market value of all the assets of the corporation or the aggregate market value of all the outstanding stock of the corporation involving the interested stockholder;

●	subject to certain exceptions, any transaction that results in the issuance or transfer by the corporation of any stock of the corporation to the interested stockholder;

●	any transaction involving the corporation that has the effect of increasing the proportionate share of the stock of any class or series of the corporation owned by the interested stockholder; or

●	the receipt by the interested stockholder of the benefit of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation.

In general, Section 203 of the DGCL defines an interested stockholder as any entity or person beneficially owning 15% or more of the outstanding voting stock of the corporation and any entity or person affiliated with or controlling or controlled by any of these entities or persons.

The statute could prohibit or delay mergers or other takeover or change in control attempts and, accordingly, may discourage attempts to acquire us.

The FBCC Board has adopted a resolution exempting from Section 203 of the DGCL any business combination between FBCC and any other person, subject to prior approval of such business combination by the FBCC Board, including approval by a majority of the FBCC Independent Directors. It is expected that FBCC, as the surviving company, will continue to be exempted from Section 203 of the DGCL after the consummation of the Mergers.

Conflict with the Investment Company Act

The FBCC Bylaws provide that, if and to the extent that any provision of the DGCL, or any provision of the FBCC Bylaws conflicts with any provision of the Investment Company Act, the applicable provision of the Investment Company Act will control.

Exclusive Forum

The FBCC Charter and the FBCC Bylaws provide that, to the fullest extent permitted by law, unless FBCC consents in writing to the selection of an alternative forum, the federal or state court located in the State of Delaware will be the sole and exclusive forum for: (i) any derivative action or proceeding brought on behalf of FBCC, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of FBCC to FBCC or FBCC’s stockholders, (iii) any action asserting a claim arising pursuant to any provision of the DGCL, the FBCC Bylaws or the FBCC Charter, or the securities, antifraud, unfair trade practices or similar laws of any international, national, state, provincial, territorial, local or other governmental or regulatory authority, including, in each case, the applicable rules and regulations promulgated thereunder, or (iv) any action asserting a claim governed by the internal affairs doctrine. Any person or entity purchasing or otherwise acquiring or holding any interest in shares of FBCC Stock will be deemed to have notice of and to have consented and waived any objection to this exclusive forum provision of the certificate of incorporation, as the same may be amended from time to time. The FBCC Charter includes this provision so that FBCC can respond to litigation more efficiently, reduce the costs associated with FBCC’s responses to such litigation, particularly litigation that might otherwise be brought in multiple forums, and make it less likely that plaintiffs’ attorneys will be able to employ such litigation to coerce FBCC into otherwise unjustified settlements. However, this exclusive forum provision may limit a stockholder’s ability to bring a claim in a judicial forum that such stockholder believes is favorable for disputes with FBCC or FBCC’s directors, officers or other employees, if any, and may discourage lawsuits against FBCC and FBCC’s directors, officers or other employees, if any. Alternatively, if a court were to find such provision inapplicable or unenforceable in an action, FBCC may incur additional costs associated with resolving such matters in other jurisdictions, which could adversely affect FBCC’s business, financial condition and results of operations.

DESCRIPTION OF CAPITAL STOCK OF FBLC

The following description is based on relevant portions of the MGCL and on FBLC’s third articles of amendment and restatement (the “FBLC Charter”) and the FBLC Bylaws. This summary is not necessarily complete, and FBLC refers you to the MGCL and the FBLC Charter and the FBLC Bylaws for a more detailed description of the provisions summarized below.

Stock

FBLC’s authorized stock consists of 500,000,000 shares of stock, par value $0.001 per share, of which 450,000,000 shares are classified as common stock and 50,000,000 shares are classified as preferred stock. There is currently no market for FBLC Common Stock, and FBLC does not expect that a market for FBLC Common Stock will develop in the future. No stock has been authorized for issuance under any equity compensation plans. Under Maryland law, FBLC Stockholders generally will not be personally liable for FBLC’s debts or obligations.

Set forth below is a chart describing the classes of FBLC securities outstanding as of August 31, 2023:

(1)	(2)	(3)	(4)
Title of Class	Amount Authorized	Amount Held by FBLC or for its Account	Amount Outstanding Exclusive of Amount Shown Under (3)
Equity Securities
Common Stock	450,000,000	—	231,759,661
Preferred Stock	50,000,000	—	—

Common Stock

Under the terms of the FBLC Charter, all shares of FBLC Common Stock will have equal rights as to voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the FBLC Stockholders if, as and when authorized by the FBLC Board and declared by FBLC out of funds legally available therefor. Shares of FBLC Common Stock will have no preemptive, exchange, conversion or redemption rights and will be freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of FBLC’s liquidation, dissolution or winding up, each share of FBLC Common Stock would be entitled to share ratably in all of FBLC’s assets that are legally available for distribution after FBLC pays all debts and other liabilities and subject to any preferential rights of holders of FBLC’s preferred stock, if any preferred stock is outstanding at such time. Except as may otherwise be specified in the terms of any class or series of common stock, each share of FBLC Common Stock will be entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, FBLC Stockholders will possess exclusive voting power. There will be no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock will be able elect all of FBLC’s directors, and holders of less than a majority of such shares will be unable to elect any director.

Preferred Stock

Under the terms of the FBLC Charter, the FBLC Board is authorized to issue shares of preferred stock in one or more classes or series without stockholder approval. The FBLC Board has discretion to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series of preferred stock. Every issuance of preferred stock will be required to comply with the requirements of the Investment Company Act. The Investment Company Act requires, among other things, that (1) immediately after issuance and before any distribution is made with respect to FBLC Common Stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of FBLC’s total assets after deducting the amount of such distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if distributions on such preferred stock are in arrears by two years or more. Certain matters under the Investment Company Act require the separate vote of the holders of any issued and outstanding preferred stock. FBLC believes that the availability for issuance of preferred stock will provide FBLC with increased flexibility in structuring future financings and acquisitions. Pursuant to the North American Securities Administrators Association’s (NASAA) Omnibus Guidelines, before any preferred stock may be issued by FBLC, a majority of the FBLC Independent Directors that do not have an interest in the transaction must (i) approve any such offering of preferred stock; and (ii) have access, at FBLC’s expense, to FBLC’s securities counsel or outside legal counsel.

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment and which is material to the cause of action. FBLC has entered into indemnification agreements with certain of FBLC’s current and former directors and officers and expect to enter into similar agreements with future directors and officers. These agreements provide that FBLC will indemnify such persons to the fullest extent permitted by Maryland law and the FBLC Charter.

Maryland law requires a corporation (unless its charter provides otherwise, which the FBLC Charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made or threatened to be made a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify, by charter provision, bylaws, an agreement or a resolution of the Board of Directors, its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made or threatened to be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met. FBLC has entered into indemnification agreements with certain of FBLC’s current and former directors and officers and expect to enter into similar agreements with future directors and officers. These agreements provide that FBLC will indemnify such persons to the fullest extent permitted by Maryland law and the FBLC Charter.

The FBLC Charter contains a provision that limits the liability of FBLC’s directors and officers to FBLC and FBLC’s stockholders for money damages and the FBLC Charter requires FBLC to indemnify and advance expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) to (i) any present or former director or officer or (ii) any individual who, while a director or officer and, at FBLC’s request, serves or has served as a director, officer, partner, member, manager or trustee of another corporation, partnership, limited liability company, joint venture, trust, employee benefit plan or other enterprise and who is made or threatened to be made a party to the proceeding by reason of his or her service in such capacity from and against any claim or liability to which such person may become subject or which such person may incur.

Separately, the FBLC Advisory Agreement provides that FBLC will indemnify and hold harmless FBLA and its affiliates from and against all damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) incurred by such indemnified parties in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of FBLA or its security holders) in connection with the performance of FBLA’s duties as FBLC’s investment adviser to the extent that such person’s liabilities are not fully reimbursed by insurance, and to the extent that such indemnification would not be inconsistent with the FBLC Charter, Maryland law or the Investment Company Act, which prohibits indemnification for certain breaches of fiduciary duties. In addition, the FBLC Advisory Agreement provides that FBLC may not indemnify an indemnitee for any liability or loss suffered by such indemnitee nor hold harmless such indemnitee for any loss or liability suffered by FBLC unless (1) the indemnitee has determined, in good faith, that the course of conduct which caused the loss or liability was in the best interests of FBLC, (2) the indemnitee was acting on behalf of or performing services for FBLC, (3) the liability or loss suffered was not the result of negligence or misconduct by FBLA, an affiliate of FBLA or director of FBLC and (4) the indemnification or agreement to hold harmless is only recoverable out of FBLC’s net assets and not from FBLC’s stockholders. In addition, FBLC expects that FBLA will indemnify FBLC for losses or damages arising out of its willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations under the FBLC Advisory Agreement. In accordance with the Investment Company Act, FBLC will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

In addition, pursuant to the FBLC Advisory Agreement and FBLC’s indemnification agreements, FBLC will not provide indemnification to a person for any loss or liability arising from an alleged violation of federal or state securities laws unless one or more of the following conditions are met: (1) there has been a successful adjudication on the merits of each count involving alleged material securities law violations; (2) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction; or (3) a court of competent jurisdiction approves a settlement of the claims against the indemnitee and finds that indemnification of the settlement and the related costs should be made, and the court considering the request for indemnification has been advised of the position of the SEC and of the published position of any state securities regulatory authority in which the securities were offered and sold as to indemnification for violations of securities laws.

FBLC may advance funds to an indemnitee for legal expenses and other costs incurred as a result of legal action for which indemnification is being sought only if all of the following conditions are met: (i) the legal action relates to acts or omissions with respect to the performance of duties or services on FBLC’s behalf; (ii) the indemnitee has provided FBLC with written affirmation of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification; (iii) the legal action is initiated by a third party who is not a stockholder or the legal action is initiated by a stockholder acting in his or her capacity as such and a court of competent jurisdiction specifically approves such advancement; and (iv) the indemnitee undertakes to repay the advanced funds to FBLC, together with the applicable legal rate of interest thereon, in cases in which he or she is found not to be entitled to indemnification. FBLC may not incur the cost of that portion of liability insurance which insures the indemnitee for any liability as to which the indemnitee is prohibited from being indemnified under the FBLC Charter and the FBLC Bylaws.

Provisions of the Maryland General Corporation Law and the FBLC Charter and the FBLC Bylaws

The MGCL and the FBLC Charter and the FBLC Bylaws contain provisions that could make it more difficult for a potential acquirer to acquire FBLC by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of FBLC to negotiate first with the FBLC Board. FBLC believes that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Election of Directors, Number of Directors; Vacancies; Removal

As permitted by Maryland law, a plurality of all the votes cast at a meeting of stockholders duly called and at which a quorum is present will be required to elect a director.

The FBLC Charter provides that a majority of the FBLC Board must be independent directors except for a period of up to 60 days after the death, removal or resignation of an independent director pending the election of such independent director’s successor, and the Investment Company Act requires that a majority of the FBLC Board be persons other than “interested persons” as defined in the Investment Company Act.

The FBLC Charter provides that the number of directors will initially be five, which number may be increased or decreased by the FBLC Board in accordance with the FBLC Bylaws. The FBLC Bylaws provide that a majority of FBLC’s entire Board may at any time establish, increase or decrease the number of directors. However, the number of directors may never be less than one or more than fifteen. The number of directors on the FBLC Board is currently fixed at seven (7), two (2) of which comprise Class III directors and whose terms will expire at the 2023 Annual Meeting of Stockholders. One Class I director, Mr. Randolph C. Read did not stand for re-election and left the FBLC Board at the end of his term. The FBLC Board determined not to nominate a replacement nominee in Mr. Read’s place and instead intends to fill his vacancy at a later date. Except as may be provided by the FBLC Board in setting the terms of any class or series of preferred stock, any and all vacancies on the FBLC Board may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the Investment Company Act.

Action by Stockholders

The MGCL provides that stockholder action can be taken only at an annual or special meeting of stockholders or by unanimous consent in lieu of a meeting (unless the charter permits consent by the stockholders entitled to cast not less than the minimum number of votes that would be necessary to authorize or take the action at a meeting, which the FBLC Charter does not). These provisions, combined with the requirements of the FBLC Bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals

The FBLC Bylaws provide that with respect to an annual meeting of stockholders, nominations of individuals for election to the FBLC Board and the proposal of other business to be considered by stockholders may be made only (a) pursuant to FBLC’s notice of the meeting, (b) by or at the direction of the FBLC Board or (c) by any FBLC Stockholder who is a stockholder of record both at the time of giving of notice by such stockholder as required by the FBLC Bylaws and at the time of the meeting, who is entitled to vote at the meeting and who has complied with the advance notice procedures of the FBLC Bylaws. With respect to special meetings of stockholders, only the business specified in FBLC’s notice of the meeting may be brought before the meeting. Nominations of individuals for election to the FBLC Board at a special meeting may be made only (i) by or at the direction of the FBLC Board or (ii) provided that the meeting has been called in accordance with the FBLC Bylaws for the purpose of electing directors, by a stockholder who is a stockholder of record both at the time of giving of notice by such stockholder as required by the FBLC Bylaws and at the time of the meeting, who is entitled to vote at the meeting in the election of each individual so nominated and who has complied with the advance notice provisions of the FBLC Bylaws.

The purpose of requiring stockholders to give FBLC advance notice of nominations and other business is to afford the FBLC Board a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by the FBLC Board, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although the FBLC Bylaws do not give the FBLC Board any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to FBLC and its stockholders.

Calling of Special Meetings of Stockholders

The FBLC Bylaws provide that special meetings of stockholders may be called by the FBLC Board and certain of FBLC’s officers. Additionally, the FBLC Bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by FBLC’s secretary to act on any matter that may properly be considered at a meeting of stockholders upon the written request of stockholders who are stockholders of record at the time of the request and are entitled to cast not less than 10% of all the votes entitled to be cast on such matter at such meeting.

Approval of Extraordinary Corporate Action; Amendment of the FBLC Charter and the FBLC Bylaws

Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter.

Under the FBLC Charter, provided that FBLC’s directors then in office have approved and declared the action advisable and submitted such action to the stockholders, an amendment to the FBLC Charter that requires stockholder approval, a merger, or a sale of all or substantially all of FBLC’s assets or a similar transaction outside the ordinary course of business, must generally be approved by the affirmative vote of stockholders entitled to cast at least a majority of all the votes entitled to be cast on the matter. Notwithstanding the foregoing, (i) amendments to the FBLC Charter to make FBLC Common Stock a “redeemable security” or to convert FBLC, whether by merger or otherwise, from a closed-end company to an open-end company, and (ii) the dissolution of FBLC each must be approved by the affirmative vote of stockholders entitled to cast at least two-thirds of all the votes entitled to be cast on the matter.

The FBLC Charter and the FBLC Bylaws provide that the FBLC Board will have the exclusive power to make, alter, amend or repeal any provision of the FBLC Bylaws.

The FBLC Charter provides that the stockholders may, upon the affirmative vote of stockholders entitled to cast a majority of all the votes entitled to be cast on the matter,

●	Amend the charter (other than as described above); or

●	Remove FBLA and elect a new investment adviser.

Without the approval of stockholders entitled to cast a majority of all the votes entitled to be cast on the matter, the FBLC Board may not:

●	Amend the charter in a manner that adversely affects the interests of FBLC’s stockholders;

●	Except as permitted by the FBLC Charter, permit FBLA to voluntarily withdraw as FBLC’s investment adviser unless such withdrawal would not affect FBLC’s tax status and would not materially adversely affect FBLC’s stockholders;

●	Appoint a new investment adviser;

●	Unless otherwise permitted by law, sell all or substantially all of FBLC’s assets other than in the ordinary course of business; or

●	Unless otherwise permitted by law, approve a merger or similar reorganization of FBLC.

No Appraisal Rights

Except with respect to appraisal rights arising in connection with the Control Share Act defined and discussed below, as permitted by the MGCL, FBLC’s stockholders will not be entitled to exercise appraisal rights unless the FBLC Board determines that appraisal rights apply, with respect to all or any classes or series of stock, to one or more transactions occurring after the date of such determination in connection with which stockholders would otherwise be entitled to exercise appraisal rights.

Tender Offers

The FBLC Charter provides that any tender offer made by any person, including any “mini-tender” offer, must comply with most of the provisions of Regulation 14D of the Exchange Act, including the notice and disclosure requirements. Among other things, the offeror must provide FBLC notice of such tender offer at least ten business days before initiating the tender offer. If the offeror does not comply with the provisions set forth above, FBLC will have the right to redeem that offeror’s shares, if any, and any shares acquired in such tender offer. In addition, the non-complying offeror will be responsible for all of FBLC’s expenses in connection with that offeror’s noncompliance.

Restrictions on Roll-Up Transactions

In connection with a proposed “roll-up transaction,” which, in general terms, is any transaction involving the acquisition, merger, conversion or consolidation, directly or indirectly, of FBLC and the issuance of securities of an entity that would be created or would survive after the successful completion of the roll-up transaction, FBLC will obtain an appraisal of all of FBLC’s assets from an independent expert. In order to qualify as an independent expert for this purpose, the person or entity must have no material current or prior business or personal relationship with FBLA or any affiliate of FBLA and must be engaged to a substantial extent in the business of rendering opinions regarding the value of assets of the type held by FBLC. If the appraisal will be included in a prospectus used to offer the securities of the entity that would be created or would survive after the successful completion of the roll-up transaction, the appraisal will be filed with the SEC and the states in which the securities are being registered as an exhibit to the registration statement for the offering. FBLC’s assets will be appraised on a consistent basis, and the appraisal will be based on the evaluation of all relevant information and will indicate the value of FBLC’s assets as of a date immediately prior to the announcement of the proposed roll-up transaction. The appraisal will assume an orderly liquidation of assets over a 12-month period. The terms of the engagement of such independent expert will clearly state that the engagement is for FBLC’s benefit and the benefit of FBLC’s stockholders. FBLC will include a summary of the independent appraisal, indicating all material assumptions underlying the appraisal, in a report to the stockholders in connection with a proposed roll-up transaction.

In connection with a proposed roll-up transaction, the person sponsoring the roll-up transaction must offer to common stockholders who vote against the proposal a choice of: (1) accepting the securities of the entity that would be created or would survive after the successful completion of the roll-up transaction offered in the proposed roll-up transaction; or (2) one of the following: (i) remaining stockholders and preserving their interests in FBLC on the same terms and conditions as existed previously; or (ii) receiving cash in an amount equal to their pro rata share of the appraised value of FBLC’s net assets.

FBLC is prohibited from participating in any proposed roll-up transaction: (a) which would result in FBLC Stockholders having voting rights in the entity that would be created or would survive after the successful completion of the roll-up transaction that are less than those provided in the FBLC Charter, including rights with respect to the amendment of the FBLC Charter and FBLC’s merger or sale of all or substantially all of FBLC’s assets; (b) which includes provisions that would operate as a material impediment to, or frustration of, the accumulation of shares by any purchaser of the securities of the entity that would be created or would survive after the successful completion of the roll-up transaction, except to the minimum extent necessary to preserve the tax status of such entity, or which would limit the ability of an investor to exercise the voting rights of its securities of the entity that would be created or would survive after the successful completion of the roll-up transaction on the basis of the number of shares held by that investor; (c) in which FBLC Stockholders’ rights to access of records of the entity that would be created or would survive after the successful completion of the roll-up transaction will be less than those provided in the FBLC Charter; or (d) in which FBLC would bear any of the costs of the roll-up transaction if FBLC Stockholders reject the roll-up transaction.

Control Share Acquisitions

The MGCL provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter, which FBLC refers to as the Control Share Act. Shares owned by the acquiror, by officers or by employees who are directors of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquirer or in respect of which the acquirer is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquirer to exercise voting power in electing directors within one of the following ranges of voting power:

●	one-tenth or more but less than one-third;

●	one-third or more but less than a majority; or

●	a majority or more of all voting power.

The requisite stockholder approval must be obtained each time an acquirer crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of issued and outstanding control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel the Board of Directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may redeem for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to redeem control shares is subject to certain conditions and limitations, including compliance with the Investment Company Act. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquirer or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquirer becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquirer in the control share acquisition.

The Control Share Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation. The FBLC Bylaws contain a provision exempting from the Control Share Act any and all acquisitions by any person of FBLC’s shares of stock. There can be no assurance that such provision will not be amended or eliminated at time in the future. However, FBLC will amend the FBLC Bylaws to be subject to the Control Share Act only if the FBLC Board determines that it would be in FBLC’s best interests and if the SEC staff does not object to FBLC’s determination that FBLC’s being subject to the Control Share Act does not conflict with the Investment Company Act. The SEC staff has issued informal guidance setting forth its position that certain provisions of the Control Share Act would, if implemented, violate Section 18(i) of the Investment Company Act.

Business Combinations

Under Maryland law, “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder, or the Business Combination Act. These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

●	any person who beneficially owns 10% or more of the voting power of the corporation’s outstanding voting stock; or
●	an affiliate or associate of the corporation who, at any time within the two-year period immediately prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding stock of the corporation.

A person is not an interested stockholder under this statute if the Board of Directors approved in advance the transaction by which he otherwise would have become an interested stockholder. However, in approving a transaction, the Board of Directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.

After the five-year prohibition, any business combination between the Maryland corporation and an interested stockholder generally must be recommended by the Board of Directors of the corporation and approved by the affirmative vote of at least:

●	80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

●	two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

The statute permits various exemptions from its provisions, including business combinations that are exempted by the Board of Directors prior to the time that the interested stockholder becomes an interested stockholder.

Additional Provisions of Maryland Law

Maryland law provides that a Maryland corporation that is subject to the Exchange Act and has at least three independent directors can elect by resolution of the Board of Directors to be subject to some corporate governance provisions notwithstanding any provision in the corporation’s charter and bylaws. Under the applicable statute, a Board of Directors may classify itself without the vote of stockholders. Further, the Board of Directors may, by electing into applicable statutory provisions and notwithstanding any contrary provision in the charter or bylaws:

●	provide that a special meeting of stockholders will be called only at the request of stockholders entitled to cast at least a majority of the votes entitled to be cast at the meeting;

●	reserve for itself the exclusive power to fix the number of directors;

●	provide that a director may be removed only by the vote of stockholders entitled to cast two-thirds of all the votes entitled to be cast generally in the election of directors; and

●	provide that all vacancies on the Board of Directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and that any director elected to fill a vacancy will serve for the remainder of the full term of the directorship and until his or her successor is elected and qualifies.

Pursuant to the FBLC Charter, FBLC has elected to provide that all vacancies on the FBLC Board resulting from an increase in the size of the board or the death, resignation or removal of a director may be filled only by the affirmative vote of a majority of the remaining directors, even if the remaining directors do not constitute a quorum. Such election is subject to applicable requirements of the Investment Company Act and to the provisions of any class or series of preferred stock established by the FBLC Board.

Reports to Stockholders

Because of FBLC’s election to be regulated as a BDC, FBLC files annual, quarterly and current reports on Forms 10-K, 10-Q and 8-K, respectively, proxy statements and other reports required by the federal securities laws with the SEC via the SEC’s EDGAR filing system. These reports are available upon filing on the SEC’s website at www.sec.gov. These reports are also available on FBLC’s website at www.fblendingcorp.com. Except for documents incorporated by reference into this joint proxy statement/prospectus and any accompanying prospectus supplement, information contained on such website is not incorporated by reference into this joint proxy statement/prospectus.

Subject to availability, FBLC Stockholders may authorize FBLC to provide prospectuses, prospectus supplements, annual reports and other information (documents) electronically by so indicating on FBLC Stockholders’ subscription agreement, or by sending FBLC instructions in writing in a form acceptable to FBLC to receive such documents electronically. Unless FBLC Stockholders elect in writing to receive documents electronically, all documents will be provided in paper form by mail. FBLC Stockholders must have internet access to use electronic delivery. While FBLC imposes no additional charge for this service, there may be potential costs associated with electronic delivery, such as on-line charges. Documents will be available on FBLC’s website. Except for documents incorporated by reference into this joint proxy statement/prospectus and any accompanying prospectus supplement, information contained on such website is not incorporated by reference into this joint proxy statement/prospectus. FBLC Stockholders may access and print all documents provided through this service. As documents become available, FBLC will notify FBLC Stockholders of this by sending them an e-mail message that will include instructions on how to retrieve the document. If FBLC’s e-mail notification is returned to FBLC as “undeliverable,” FBLC will contact FBLC Stockholders to obtain their updated e-mail address. If FBLC is unable to obtain a valid e-mail address for FBLC Stockholders, FBLC will resume sending a paper copy by regular U.S. mail to FBLC Stockholders’ address of record. FBLC Stockholders may revoke their consent for electronic delivery at any time and FBLC will resume sending FBLC Stockholders a paper copy of all required documents. However, in order for FBLC to be properly notified, FBLC Stockholders’ revocation must be given to FBLC a reasonable time before electronic delivery has commenced. FBLC will provide FBLC Stockholders with paper copies at any time upon request. Such request will not constitute revocation of FBLC Stockholders’ consent to receive required documents electronically. In addition, promptly following the payment of distributions to stockholders of record residing in Maryland, FBLC will send a notice to Maryland stockholders including information regarding the source(s) of such stockholder distributions.

DISTRIBUTION REINVESTMENT PLAN OF FBCC AND FBLC

The information in “Notes to Consolidated Financial Statements–Note 9. Common Stock” in the Index to Consolidated Financial Statements of FBCC’s Annual Report on Form 10-K (file no. 814-01360) for the fiscal year ended December 31, 2022 and “Item 5. Market for Registrant’s Common Equity, Related Stockholder Matters and Issuer Purchases of Equity Securities—Distributions” in Part II of FBLC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 are incorporated herein by reference.

COMPARISON OF FBCC AND FBLC STOCKHOLDER RIGHTS

The following is a summary of the material differences among the rights of FBLC Stockholders and FBCC Stockholders. The following discussion is not intended to be complete and is qualified by reference to the FBLC Charter, the FBLC Bylaws, the FBCC Charter, the FBCC Bylaws, the MGCL and the DGCL. These documents are incorporated by reference in this registration statement and will be sent to FBLC Stockholders and FBCC Stockholders upon request. See “Where You Can Find More Information.”

As set forth in greater detail above in “Description of the Merger Agreement,” FBLC Stockholders will receive shares of FBCC Common Stock in the Mergers. For more information, see the table below.

	Rights of FBLC Stockholders	Rights of FBCC Stockholders
Authorized Stock

FBLC is authorized to issue 500,000,000 shares of stock, par value $0.001 per share, of which 450,000,000 shares are classified as common stock and 50,000,000 shares are classified as preferred stock.

As of August 31, 2023, there were 231,759,661 shares of FBLC Common Stock issued and outstanding.

Same. As of August 31, 2023, there were 25,862,185 shares of FBCC Common Stock issued and outstanding and 77,500 shares of FBCC Preferred Stock issued and outstanding.
Common Stock

Each share of Common Stock is entitled to one vote. In the event of any voluntary or involuntary liquidation, dissolution, or winding up, each holder will receive a portion of the assets available for distribution based on their shares relative to the total outstanding shares.

The FBLC Board may authorize the issuance from time to time of shares of stock of FBLC of any class or series or securities or rights convertible into shares of stock of any class or series for such consideration as the FBLC Board may deem advisable (or without consideration in the case of a stock split or stock dividend), subject to such restrictions or limitations, if any, as may be set forth in the FBLC Charter or FBLC Bylaws.

Except as otherwise provided in any preferred stock designation, the holders of the Common Stock possess all voting power, and each share is entitled to one vote.

The FBCC Board may authorize the issuance of shares of stock or securities or rights convertible into shares, subject to any restrictions or limitations in the FBCC Bylaws, for such consideration as the FBCC Board may deem advisable.

Preferred Stock

The FBLC Board may issue shares of preferred stock or classify or reclassify any unissued shares of preferred stock from time to time, in one or more classes or series of preferred stock, by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations, as to dividends or other distributions, qualifications, or terms or conditions of redemption of the stock.

The FBCC Board may issue shares of preferred stock and determine the voting powers, designations, preferences, and other rights of each series through resolutions. The FBCC Board may classify any unissued shares of preferred stock into different classes or series without separate votes from the holders of preferred stock, unless required by any specific Preferred Stock Designation (as defined in the FBCC Charter) . If one or more series of preferred stock has the right to elect directors, all series of preferred stock will vote as a single class.

Fractional Shares	N/A	FBCC has the authority to issue fractional shares, which will carry proportionally all of the rights of a whole share, including the right to vote and to receive dividends and other distributions.

	Rights of FBLC Stockholders	Rights of FBCC Stockholders
Classified or Reclassified Shares

Prior to issuing classified or reclassified shares of any class or series, the FBLC Board by resolution must: (a) designate the class or series with a distinct name; (b) specify the number of shares in the class or series; (c) set or change the preferences, rights, restrictions, and conditions for each class or series, subject to existing outstanding stock; and (d) file any articles supplementary with the State Department of Assessments and Taxation of Maryland.

Prior to issuing classified or reclassified shares of any class or series, the FBCC Board by resolution must: (a) designate the class or series with a distinct name; (b) specify the number of shares in the class or series; and (c) set or change, subject to existing outstanding stock, the preferences, conversion or other rights, voting powers (including exclusive voting rights, if any), restrictions, limitations on dividends or distributions, qualifications, and terms of redemption for each class or series.

Amendment of Bylaws	The FBLC Board has the exclusive power to make, amend or repeal the FBLC Bylaws.

The FBCC Board may, without a stockholder’s vote, make, amend or repeal the FBCC Bylaws as provided in the FBCC Bylaws subject to the power by requisite vote of the stockholders to alter or appeal any bylaw whether adopted by them or otherwise.

Inspection of Books & Records	N/A

A stockholder that is otherwise eligible under applicable law to inspect FBCC’s books of account, stock ledger, or other specified FBCC documents will have no right to make such inspection if the FBCC Board determines that such stockholder has an improper purpose for requesting such inspection.

Appraisal Rights

Stockholders are not entitled to exercise any rights of an objecting stockholder under Title 3, Subtitle 2 of the MGCL, unless a majority of the FBLC Board determines that such rights apply, with respect to all or any classes or series of stock, to one or more transactions occurring after the date of such determination in connection with which holders of such shares would otherwise be entitled to exercise such rights.

N/A
Submission of Contracts for Stockholder Approval	N/A

The directors may submit any contract or act for approval or ratification by stockholders, and if approved or ratified by a majority vote of stockholders (unless a higher vote is required by law), it will be valid and binding on FBCC and its stockholders, even if it involves directors' interests or for any other reason.

Number of Directors

A majority of the entire FBLC Board may establish, increase or decrease the number of directors, provided that the number thereof will never be less than three nor more than fifteen. The number of directors on the FBLC Board is currently fixed at seven.

The exact number of directors will be fixed from time to time, by a majority of the FBCC Board, but will not be less than four nor more than ten. The number of directors on the FBCC Board is currently fixed at six.
Independent Directors	A majority of the FBLC Board must be independent directors.	N/A
Classes of Directors

The FBLC Board will be divided into three classes, with approximately equal numbers as determined by the FBLC Board. The first class will initially hold office until the next annual meeting of stockholders, the second class will initially hold office until the second succeeding annual meeting of stockholders, and the third class will initially hold office until the third succeeding annual meeting of stockholders.

The FBCC Board will be divided into three classes, designated Class I, Class II and Class III, as nearly equal in number as possible, and the term of office of directors of one class will expire at each annual meeting of stockholders, and in all cases as to each director such term will extend until his or her successor will be elected and will qualify or until his or her earlier resignation, removal from office, death or incapacity.

	Rights of FBLC Stockholders	Rights of FBCC Stockholders
Director Vacancies

Board vacancies can only be filled by a majority vote of the remaining directors, even if they do not constitute a quorum. A director elected to fill a vacancy will serve for the remainder of the term of the directorship and until a successor is elected and qualifies. There is currently a vacancy on the FBLC Board.

Board vacancies can only be filled by a majority vote of the remaining directors, even if they do not constitute a quorum. The director elected to fill a vacancy will serve for the remainder of the term of the directorship, and until a successor is elected and qualifies.

Director Elections	A director may be elected by a plurality of votes cast at a meeting of stockholders where a quorum is present to unlimited successive terms.	Directors will be elected by a majority vote of the stockholders at an annual or special meeting, unless otherwise provided in the FBCC Bylaws.
Extraordinary Actions	Except as otherwise provided, actions requiring shareholder approval may be taken by the FBLC Board and by holders of shares of stock entitled to cast a majority of all the votes on the matter.

Except for the removal of directors as specified, any action that requires a vote by shareholders will be considered valid if it is approved by the FBCC Board and by shareholders holding a majority of all the votes entitled to be cast on the matter.

Preemptive Rights

Unless the FBLC Board specifies otherwise in the terms of classified or reclassified shares of stock or through another contract approved by the FBLC Board, shareholders do not have an automatic preemptive right to purchase additional shares of stock or other securities FBLC may issue or sell.

Unless the FBCC Board specifies otherwise in the terms of classified or reclassified shares of stock or through another contract approved by the FBCC Board, shareholders do not have an automatic preemptive right to purchase additional shares of stock or other securities FBCC may issue or sell.

Final Determinations by the Board

The determination by the FBLC Board, made in good faith, on the following matters will be considered final and binding upon FBLC and each stockholder:

●  The amount of net income and assets available for dividends, stock redemption, or other distributions

●  The amount of stated capital, capital surplus, net assets, other surplus, annual or other net profit, net assets in excess of capital, undivided profits, or excess of profits over losses on sales of assets

●  The amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the propriety thereof.

●  Any interpretation of terms, preferences, conversion or other rights, voting powers or rights, restrictions, limitations as to dividends or other distributions, qualifications or terms or conditions of redemption of any class or series of stock of FBLC

●  The fair value, sale, bid or asked price to be applied in determining the fair value of any asset or shares of stock.

●  The number of shares of stock of any class or series

●  Any matter relating to the acquisition, holding and disposition of any assets by FBLC

●  The application of any provision of the charter in case of ambiguity.

For as long as FBLC Common Stock does not qualify as “covered securities” as defined by Section 18 of the Securities Act, the FBLC Board may determine any conflicts between the MGCL and NASAA provisions.

The FBCC Board has final and conclusive authority on the following matters:

●  Determination of net income and assets available for dividends, stock redemption, or other distributions.

●  Determination of paid-in surplus, net assets, other surplus, annual or other cash flow, net profit, net assets in excess of capital, undivided profits or excess of profits over losses on sales of assets.

●  Creation, increase, decrease, alteration or cancellation of any reserves or charges and the propriety thereof.

●  Interpretation or resolution of any ambiguity with respect to any provision of the FBCC Charter or Bylaws, including terms, preferences, conversion or other rights, voting powers or rights, restrictions, limitations as to dividends or other distributions, qualifications or terms or conditions of redemption of any shares of any class or series of stock.

●  Determination of fair value, sale, bid or asked price of assets or stock.

●  Determination of number of shares of stock of any class or series.

●  Matters related to acquisition, holding and disposition of assets.

●  Interpretation of terms and conditions of agreements with any person, corporation, association, company, trust, partnership (limited or general) or other organization.

●  Determination of compensation of directors, officers, employees or agents of FBCC.

●  Any other matters relating to the business and affairs of FBCC or required or permitted by applicable law, the FBCC Charter, the FBCC Bylaws or otherwise to be determined by the FBCC Board.

	Rights of FBLC Stockholders	Rights of FBCC Stockholders
Removal of Directors

Directors, including the entire FBLC Board, can be removed from office at any time for cause and by the affirmative vote of at least two-thirds of the votes entitled to be cast in the general election of directors.

Subject to the rights of holders of one or more classes of preferred stock, directors, including the entire FBCC Board, can be removed from office at any time for cause and by the affirmative vote of at least two-thirds of the votes entitled to be cast in the general election of directors.

Limitation of Liability

Stockholders are not personally liable for any debts, claims, demands, judgments, or obligations of FBLC, and they are not subject to any personal liability in connection with FBLC's assets or affairs simply by virtue of being a stockholder.

Past and present directors and officers of FBLC are not personally liable for money damages to FBLC or its stockholders to the extent permitted by Maryland law.

Directors of FBCC are entitled to the benefits of limitations on liability under the DGCL. Directors are not liable to FBCC or its stockholders for monetary damages for breach of fiduciary duty, except for specific circumstances such as breach of duty of loyalty, acts or omissions made in bad faith or involving intentional misconduct or knowing violation of law, liability under Section 174 of DGCL, or transactions from which the director received an improper personal benefit.
Indemnity

FBLC will indemnify and reimburse directors and officers for reasonable expenses, including advancement of expenses, to the fullest extent permitted by Maryland law. FBLC may also provide indemnification and advancement of expenses to predecessors, employees, or agents, subject to FBLC Board approval.

FBCC will indemnify and reimburse officers and directors for expenses, including attorneys' fees, incurred in defending against civil, criminal, administrative, or investigative actions. FBCC may also provide advance payment of such expenses.

Written Consent

Any action required or permitted to be taken at any meeting of the stockholders may be taken without a meeting by consent, in writing or by electronic transmission, in any manner and by a vote permitted by the MGCL and set forth in the FBLC Bylaws.

An action permitted to be taken at a stockholders meeting may be taken without a meeting if unanimous consent is given in writing or electronic transmission by each stockholder entitled to vote on the matter and is filed with the minutes of the shareholders.
Special Meetings of Shareholders	N/A	Special meetings of the stockholders may be called only by the Chairman or the CEO or by a resolution adopted by majority vote of the FBCC Board.
Approval of Certain Charter Amendments

The affirmative vote of the holders of shares entitled to cast at least two-thirds of all the votes entitled to be cast on the matter will be necessary to effect: any amendment to the FBLC Charter to make the FBLC Common Stock a “redeemable security” or to convert FBLC, whether by merger or otherwise, from a “closed-end company” to an “open-end company” (as such terms are defined in the Investment Company Act); and any amendment to Section 4.2 (Extraordinary Actions), Section 4.6 (Determinations by Board), Section 6.1 (Amendments Generally), or Section 6.2 (Approval of Certain Charter Amendments and Dissolution) of the FBLC Charter.

N/A

CUSTODIAN, TRANSFER AND DISTRIBUTION PAYING AGENT AND REGISTRAR

FBCC’s and FBLC’s securities are held under separate custody agreements by U.S. Bank National Association (“USB”) whose principal business address is 800 Nicollet Mall, Minneapolis, MN 55402. DST Systems, Inc. (“DST”) acts as FBLC’s transfer agent, plan administrator, distribution paying agent and registrar. The principal business address of DST is 430 W. 7th Street, Kansas City, MO 64105, telephone number: (844) 785-4393. USB acts as FBCC’s transfer agent, plan administrator, distribution paying agent and registrar. The principal business address of USB is 800 Nicollet Mall, Minneapolis, MN 55402, telephone number: (800) 872-2657.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since FBCC and FBLC generally acquire and dispose of their respective investments in privately negotiated transactions, FBCC and FBLC expect to infrequently use brokers in the normal course of business. Subject to policies established by each of the FBCC Board and the FBLC Board, FBCA and FBLA are primarily responsible for the execution of the publicly traded securities portion of FBCC’s and FBLC’s respective portfolio transactions and the allocation of brokerage commissions. FBCA and FBLA do not execute transactions through any particular broker or dealer, but seek to obtain the best net results for FBCC and FBLC, respectively, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While FBCA and FBLA will generally seek reasonably competitive trade execution costs, FBCC and FBLC will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, FBCA and FBLA may select a broker based partly upon brokerage or research services provided to each of them, FBCC, FBLC and any other clients. In return for such services, FBCC and FBLC may pay a higher commission than other brokers would charge if FBCA and FBLA determines in good faith that such commission is reasonable in relation to the services provided.

FBCC and FBLC have not paid any brokerage commissions during the three most recent fiscal years.

LEGAL MATTERS

Certain legal matters regarding the securities offered hereby have been passed upon for FBCC by Simpson Thacher and certain matters with respect to Delaware law have been passed upon for FBCC by Richards, Layton & Finger, P.A.

EXPERTS

The consolidated financial statements of FBCC as of December 31, 2022 and 2021, and for each of the two years in the period ended December 31, 2022 and for the period from January 29, 2020 (date of inception) to December 31, 2020, appearing in FBCC’s Annual Report on Form 10-K (file no. 814-01360) for the year ended December 31, 2022 have been audited by Ernst & Young LLP, independent registered public accounting firm, located at One Manhattan West, New York, NY 10001, as set forth in their reports thereon, included therein, and incorporated herein by reference. Such consolidated financial statements are incorporated herein by reference in reliance upon reports of such firm given on the authority of such firm as experts in accounting and auditing.

The consolidated financial statements of FBLC as of December 31, 2022 and 2021, and for each of the three years in the period ended December 31, 2022, appearing in FBLC’s Annual Report on Form 10-K (file no. 814-00821) for the year ended December 31, 2022 have been audited by Ernst & Young LLP, independent registered public accounting firm, located at One Manhattan West, New York, NY 10001, as set forth in their report thereon, included therein, and incorporated herein by reference. Such consolidated financial statements are incorporated herein by reference in reliance upon reports of such firm given on the authority of such firm as experts in accounting and auditing.

The consolidated financial statements of FBLC Senior Loan Fund LLC as of December 31, 2022 and 2021, and for the year ended December 31, 2022 and for the period from January 20, 2021 (commencement of operations) to December 31, 2021, included in FBLC’s Annual Report on Form 10-K (file no. 814-00821) for the year ended December 31, 2022 have been audited by Ernst & Young LLP, independent auditors, located at One Manhattan West, New York, NY 10001, as set forth in their report thereon and incorporated herein by reference. Such consolidated financial statements are incorporated herein by reference in reliance upon reports of such firm given on the authority of such firm as experts in accounting and auditing.

The consolidated financial statements of Siena Capital Finance, LLC and Subsidiaries as of December 31, 2022, and for the year then ended appearing in FBLC’s Annual Report on Form 10-K (file no. 814-00821) for the year ended December 31, 2022, have been incorporated by reference herein in reliance upon the report of CohnReznick LLP, independent auditors. The financial statements of Siena Capital Finance, LLC and Subsidiaries as of December 31, 2022 and for the year then ended are incorporated herein by reference, in reliance upon the report of such firm given on the authority of such firm as experts in accounting and auditing.

OTHER MATTERS

Pursuant to the FBCC Bylaws and FBLC Bylaws, only the matters set forth in the notice of special meeting may be brought before the special meeting. Accordingly, no other matter may properly come before the FBCC Special Meeting or the FBLC Special Meeting.

Pursuant to the FBCC Bylaws, the FBCC Special Meeting may be adjourned by the presiding officer of the meeting or the stockholders present in person or by proxy and entitled to vote. If quorum is not established for the FBCC Special Meeting, the chairman of the FBCC Special Meeting or the holders of a majority of the votes entitled to be cast by FBCC Stockholders entitled to vote at the FBCC Special Meeting, present virtually or represented by proxy, will have the power to adjourn the FBCC Special Meeting, without notice other than announcement at the FBCC Special Meeting, unless the adjournment is for more than 30 days or if, after the adjournment, a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting will be given to each stockholder of record entitled to vote at the FBCC Special Meeting.

Pursuant to the FBLC Bylaws, if quorum is not established for the FBLC Special Meeting, the chairman of the FBLC Special Meeting will have the power to adjourn the FBLC Special Meeting sine die or from time to time to a date not more than 120 days after the original record date without notice other than announcement at the FBLC Special Meeting.

STOCKHOLDERS SHARING AN ADDRESS

Please note that only one copy of this joint proxy statement/prospectus may be delivered to two or more stockholders of record of FBCC who share an address unless FBCC has received contrary instructions from one or more of such stockholders. FBCC will deliver promptly, upon request, a separate copy of any of these documents to stockholders of record of FBCC at a shared address to which a single copy of such documents was delivered. Stockholders who wish to receive a separate copy of any of these documents, or to receive a single copy of such documents if multiple copies were delivered, now or in the future, should submit their request by calling FBCC at (212) 588-6770 or by writing to Michael Frick, Corporate Secretary, Franklin BSP Capital Corporation, 9 West 57th Street, 49th Floor, Suite 4920, New York, NY 10019.

Please note that only one copy of this joint proxy statement/prospectus may be delivered to two or more stockholders of record of FBLC who share an address unless FBLC has received contrary instructions from one or more of such stockholders. FBLC will deliver promptly, upon request, a separate copy of any of these documents to stockholders of record of FBLC at a shared address to which a single copy of such documents was delivered. Stockholders who wish to receive a separate copy of any of these documents, or to receive a single copy of such documents if multiple copies were delivered, now or in the future, should submit their request by calling FBLC at (212) 588-6770 or by writing to Michael Frick, Corporate Secretary, Franklin BSP Lending Corporation, 9 West 57th Street, 49th Floor, Suite 4920, New York, NY 10019.

WHERE YOU CAN FIND MORE INFORMATION

FBCC has filed with the SEC a registration statement on Form N-14 (of which this joint proxy statement/prospectus is a part), together with all amendments and related exhibits, under the Securities Act. The registration statement contains additional information about FBCC and the securities being offered by this document.

Each of FBCC and FBLC files with or submits to the SEC annual, quarterly and current reports, proxy statements and other information meeting the informational requirements of the Exchange Act. The SEC maintains an Internet site at www.sec.gov that contains reports, proxy and information statements and other information filed electronically by each of FBCC and FBLC with the SEC. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

FBCC maintains a website at www.benefitstreetpartners.com/our-business/funds/fbcc/ and makes all of its annual, quarterly and current reports, proxy statements and other publicly filed information available, free of charge, on or through its website. Except for documents incorporated by reference into this joint proxy statement/prospectus and any accompanying prospectus supplement, information contained on such website is not incorporated by reference into this joint proxy statement/prospectus. You may also request a copy of these filings (other than exhibits, unless the exhibits are specifically incorporated by reference into these documents) at no cost by writing, emailing or calling Investor Relations at the following address and telephone number:

Investor Relations
Franklin BSP Capital Corporation
9 West 57th Street

49th Floor, Suite 4920
New York, NY 10019
(855) 830-5291
info@fbcc.com

FBLC maintains a website at www.fblendingcorp.com and makes all of its annual, quarterly and current reports, proxy statements and other publicly filed information available, free of charge, on or through its website. Except for documents incorporated by reference into this joint proxy statement/prospectus and any accompanying prospectus supplement, information contained on such website is not incorporated by reference into this joint proxy statement/prospectus. You may also request a copy of these filings (other than exhibits, unless the exhibits are specifically incorporated by reference into these documents) at no cost by writing, emailing or calling Investor Relations at the following address and telephone number:

Investor Relations
Franklin BSP Lending Corporation
9 West 57th Street, 49th Floor, Suite 4920
New York, NY 10019
(844) 785-4393
info@bdca.com

INCORPORATION BY REFERENCE FOR FBCC

This joint proxy statement/prospectus is part of a registration statement that FBCC has filed with the SEC. FBCC is allowed to “incorporate by reference” the information that it files with the SEC, which means FBCC can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be part of this joint proxy statement/prospectus.

This joint proxy statement/prospectus and any prospectus supplement incorporate by reference the documents set forth below that have previously been filed with the SEC:

●	FBCC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, filed with the SEC on March 15, 2023;

●	FBCC’s Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2023, filed with the SEC on May 12, 2023;

●	FBCC’s Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2023, filed with the SEC on August 11, 2023;

●	FBCC’s Current Reports on Form 8-K (other than information furnished rather than filed) filed with the SEC on March 28, 2023, June 28, 2023, August 3, 2023, October 6, 2023 and October 10, 2023 and

●	FBCC’s Definitive Proxy Statement on Schedule 14A with respect to the Annual Meeting of FBCC Stockholders filed with the SEC on April 24, 2023 (to the extent explicitly incorporated by reference into FBCC’s Annual Report on Form 10-K).

To obtain copies of these filings, see “Where You Can Find More Information.”

INCORPORATION BY REFERENCE FOR FBLC

This joint proxy statement/prospectus is part of a registration statement that FBCC has filed with the SEC. FBLC is allowed to “incorporate by reference” the information that it files with the SEC, which means FBLC can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be part of this joint proxy statement/prospectus.

This joint proxy statement/prospectus and any prospectus supplement incorporate by reference the documents set forth below that have previously been filed with the SEC:

●	FBLC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, filed with the SEC on March 15, 2023;

●	FBLC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, filed with the SEC on March 28, 2019 (for purposes of incorporating by reference the financial highlights and related notes);

●	FBLC’s Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2023, filed with the SEC on May 12, 2023;

●	FBLC’s Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2023, filed with the SEC on August 11, 2023;

●	FBLC’s Current Reports on Form 8-K (other than information furnished rather than filed) filed with the SEC on February 9, 2023, June 16, 2023, August 30, 2023, September 19, 2023 and October 6, 2023 and

●	FBLC’s Definitive Proxy Statement on Schedule 14A with respect to the Annual Meeting of FBLC Stockholders filed with the SEC on April 24, 2023 (to the extent explicitly incorporated by reference into FBCC’s Annual Report on Form 10-K).

To obtain copies of these filings, see “Where You Can Find More Information.”

You should rely only on the information contained or incorporated by reference into this joint proxy statement/prospectus. No one has been authorized to provide you with information that is different from that contained in, or incorporated by reference into, this joint proxy statement/prospectus. This joint proxy statement/prospectus is dated [●], 2023. You should not assume that the information contained in this joint proxy statement/prospectus is accurate as of any date other than that date. You should not assume that the information incorporated by reference into this joint proxy statement/prospectus is accurate as of any date other than the date of such incorporated document. The mailing of this joint proxy statement/prospectus to FBCC Stockholders or FBLC Stockholders will not create any implication to the contrary.

This joint proxy statement/prospectus contains a description of the representations and warranties that each of the Companies made to the other in the Merger Agreement. Representations and warranties made by each of the Companies and other applicable parties are also set forth in contracts and other documents (including the Merger Agreement) that are attached or filed as exhibits to this joint proxy statement/prospectus or are incorporated by reference into this joint proxy statement/prospectus. These materials are included or incorporated by reference only to provide you with information regarding the terms and conditions of the agreements, and not to provide any other factual information regarding either of the Companies or their businesses. Accordingly, the representations and warranties and other provisions of the Merger Agreement should not be read alone, but instead should be read only in conjunction with the other information provided elsewhere in this joint proxy statement/prospectus or incorporated by reference into this joint proxy statement/prospectus.

ANNEX A — MERGER AGREEMENT

AGREEMENT AND PLAN OF MERGER

among

FRANKLIN BSP CAPITAL CORPORATION,

FRANKLIN BSP MERGER SUB, INC.,

FRANKLIN BSP LENDING CORPORATION

and

FRANKLIN BSP CAPITAL ADVISER, L.L.C.

(for the limited purposes set forth herein)

Dated as of October 2, 2023

4.6.	Acquiror Financial Statements	A-24
4.7.	Broker’s Fees	A-26
4.8.	Absence of Changes or Events	A-26
4.9.	Compliance with Applicable Law; Permits	A-26
4.10.	Acquiror Information	A-27
4.11.	Taxes and Tax Returns	A-27
4.12.	Litigation	A-29
4.13.	Employee Matters	A-29
4.14.	Certain Contracts	A-29
4.15.	Insurance Coverage	A-30
4.16.	Intellectual Property	A-30
4.17.	Real Property	A-30
4.18.	Investment Assets	A-30
4.19.	State Takeover Laws	A-30
4.20.	Valuation	A-30
4.21.	Opinion of Financial Advisor	A-30
4.22.	Chapter 11	A-30

Article V REPRESENTATIONS AND WARRANTIES OF THE ACQUIROR ADVISER		A-31

5.1.	Organization	A-31
5.2.	Authority; No Violation	A-31
5.3.	Compliance with Applicable Law; Permits	A-32
5.4.	Litigation	A-32
5.5.	Acquiror Adviser Information	A-32
5.6.	Financial Resources	A-32

Article VI COVENANTS RELATING TO CONDUCT OF BUSINESS		A-33

6.1.	Conduct of Businesses Prior to the Effective Time	A-33
6.2.	Company Forbearances	A-33
6.3.	Acquiror Forbearances	A-35

Article VII ADDITIONAL AGREEMENTS		A-37

7.1.	Further Assurances	A-37
7.2.	Regulatory Matters	A-37
7.3.	Stockholder Approval	A-38
7.4.	Indemnification	A-39
7.5.	No Solicitation	A-39
7.6.	Company Takeover Proposals	A-40
7.7.	Acquiror Takeover Proposals	A-41
7.8.	Access to Information	A-43
7.9.	Publicity	A-43
7.10.	Takeover Statutes and Provisions	A-43
7.11.	Tax Matters	A-43
7.12.	Stockholder Litigation	A-44
7.13.	Section 16 Matters	A-44
7.14.	No Other Representations or Warranties	A-44
7.15.	Merger of Surviving Company	A-44
7.16.	Coordination of Dividends	A-44

Article VIII CONDITIONS PRECEDENT		A-45

8.1.	Conditions to Each Party’s Obligations to Effect the Merger	A-45
8.2.	Conditions to Obligations of the Acquiror and Merger Sub to Effect the Merger	A-45
8.3.	Conditions to Obligations of the Company to Effect the Merger	A-46
68.4.	Frustration of Closing Conditions	A-46

Article IX TERMINATION AND AMENDMENT		A-47

9.1.	Termination	A-47
9.2.	[Reserved]	A-49
9.3.	Effect of Termination	A-49
9.4.	Fees and Expenses	A-49
9.5.	Amendment	A-49
9.6.	Extension; Waiver	A-49

Article X CERTAIN DEFINITIONS		A-50

Article XI GENERAL PROVISIONS		A-56

11.1.	Nonsurvival of Representations, Warranties and Agreements	A-56
11.2.	Notices	A-56
11.3.	Interpretation; Construction	A-58
11.4.	Counterparts	A-58
11.5.	Entire Agreement	A-58
11.6.	Governing Law; Jurisdiction; Waiver of Jury Trial	A-59
11.7.	Assignment; Third Party Beneficiaries	A-59
11.8.	Specific Performance	A-59

Exhibits

Exhibit A Form of Amended and Restated Investment Advisory Agreement

AGREEMENT AND PLAN OF MERGER

This AGREEMENT AND PLAN OF MERGER, dated as of October 2, 2023 (this “Agreement”), is made by and among Franklin BSP Capital Corporation, a Delaware corporation (the “Acquiror”), Franklin BSP Merger Sub, Inc., a Maryland corporation and a wholly-owned direct Consolidated Subsidiary of the Acquiror (“Merger Sub”), Franklin BSP Lending Corporation, a Maryland corporation (the “Company”), and, solely for purposes of Section 1.7, Article V, Section 8.3 and Article XI, Franklin BSP Capital Adviser, L.L.C., a Delaware limited liability company and the investment adviser to the Acquiror (the “Acquiror Adviser”).

RECITALS

WHEREAS, each of the Company and the Acquiror has previously elected to be regulated as a business development company (“BDC”), as defined in Section 2(a)(48) of the Investment Company Act;

WHEREAS, upon the terms and subject to the conditions set forth in this Agreement, Merger Sub shall merge with and into the Company (the “Merger”), with the Company as the surviving company in the Merger (sometimes referred to in such capacity as the “Surviving Company”);

WHEREAS, immediately following the Merger (as defined below), the Surviving Company shall merge with and into the Acquiror (the “Second Merger” and, together with the Merger, the “Mergers”), with the Acquiror as the surviving company in the Second Merger;

WHEREAS, the Board of Directors of the Company (the “Company Board”), upon the recommendation of a committee of the Company Board comprised solely of the Independent Directors of the Company (the “Company Special Committee”), has unanimously (i) determined that (x) this Agreement and the terms of the Mergers and the related Transactions are advisable, fair to and in the best interests of the Company and its stockholders and (y) the interests of the Company’s existing stockholders will not be diluted as a result of the Transactions, (ii) approved, adopted and declared advisable this Agreement and the Transactions (including the Merger and other Company Matters), (iii) directed that the approval of the Company Matters be submitted to the Company’s stockholders at the Company Stockholders Meeting and (iv) resolved to recommend that the stockholders of the Company approve the Company Matters, including the Merger;

WHEREAS, the Board of Directors of the Acquiror (the “Acquiror Board”), upon the recommendation of a committee of the Acquiror Board comprised solely of the Independent Directors of the Acquiror (the “Acquiror Special Committee”), has unanimously (i) determined that (x) this Agreement, the New Acquiror Advisory Agreement and the terms of the Mergers and the related Transactions are advisable, fair to and in the best interests of the Acquiror and its stockholders and (y) the interests of the Acquiror’s existing stockholders will not be diluted as a result of the Transactions, (ii) approved, adopted and declared advisable this Agreement, the New Acquiror Advisory Agreement and the Transactions (including the Merger and the Acquiror Matters), (iii) directed that the approval of the Acquiror Matters be submitted to the Acquiror’s stockholders at the Acquiror Stockholders Meeting and (iv) resolved to recommend that the stockholders of the Acquiror approve the Acquiror Matters;

WHEREAS, the Board of Directors of Merger Sub has unanimously (i) determined that this Agreement and the terms of the Mergers and the related Transactions are advisable, fair to and in the best interests of Merger Sub and its sole stockholder, (ii) approved, adopted and declared advisable this Agreement and the Transactions (including the Merger) and (iii) resolved to recommend the approval of the Transactions (including the Merger) by the Acquiror, in the Acquiror’s capacity as the sole stockholder of Merger Sub;

WHEREAS, the parties intend the Mergers to be treated as a single integrated transaction and to qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder, and intend for this Agreement to constitute a “plan of reorganization” within the meaning of the Code; and

WHEREAS, the parties desire to make certain representations, warranties, covenants and other agreements in connection with the Transactions and also to prescribe certain conditions to the Transactions.

NOW, THEREFORE, in consideration of the representations, warranties, covenants and other agreements contained in this Agreement, the parties agree as follows:

Article I

THE MERGERS

1.1. The Merger. Subject to the terms and conditions of this Agreement, in accordance with the Maryland General Corporation Law (the “MGCL”), at the Effective Time, Merger Sub shall merge with and into the Company, and the separate corporate existence of Merger Sub shall cease. The Company shall be the surviving company in the Merger and shall continue its existence as a corporation under the MGCL.

1.2. Closing. On the terms and subject to the conditions set forth in this Agreement, the closing of the Merger (the “Closing”) shall take place by remote communication and by the exchange of signatures by electronic transmission on the date that is three (3) Business Days after the satisfaction or waiver of the latest to occur of the conditions set forth in Article VIII (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or waiver of such conditions), unless otherwise agreed in writing by the parties to this Agreement (the “Closing Date”).

1.3. Effective Time. The Merger shall become effective as set forth in the articles of merger with respect to the Merger (the “First Articles of Merger”) that shall be filed with, and accepted for record by, the State Department of Assessments and Taxation of Maryland (the “MD SDAT”). The term “Effective Time” shall be the date and time when the Merger becomes effective as set forth in the First Articles of Merger.

1.4. Effects of the Merger. At and after the Effective Time, the Merger shall have the effects set forth in the MGCL.

1.5. Conversion of Capital Stock. At the Effective Time, by virtue of the Merger and without any action on the part of the Company, the Acquiror or Merger Sub or the holder of any of the following securities:

(a) Each share of common stock, par value $0.001 per share, of Merger Sub issued and outstanding immediately prior to the Effective Time shall be converted into one validly issued, fully paid and nonassessable share of common stock, par value $0.001 per share, of the Surviving Company.

(b) All shares of common stock, par value $0.001 per share, of the Company (“Company Common Stock”) that are issued and outstanding and are owned by the Acquiror or any of its Consolidated Subsidiaries (including Merger Sub) immediately prior to the Effective Time shall be cancelled and shall cease to exist and no shares of common stock, par value $0.001 per share, of the Acquiror (“Acquiror Common Stock”) or any other consideration shall be delivered in exchange therefor (such shares, the “Cancelled Shares”).

(c) Subject to Section 1.5(e), each share of Company Common Stock issued and outstanding immediately prior to the Effective Time (except for the Cancelled Shares) shall be converted, in accordance with and subject to the procedures set forth in Article II, into the right to receive a number of shares of Acquiror Common Stock equal to the Exchange Ratio and, if applicable, cash in lieu of fractional shares of Acquiror Common Stock payable in accordance with Section 1.5(f) (such shares of Acquiror Common Stock and any such cash in lieu of fractional shares of Acquiror Common Stock, the “Merger Consideration”), in all cases without interest. The amount of cash each holder of Company Common Stock as of immediately prior to the Effective Time is entitled to receive pursuant to this Section 1.5(c) shall be rounded down to the nearest cent, and computed after aggregating all cash amounts for all shares of Company Common Stock then held by such holder.

(d) All of the shares of Company Common Stock converted into the right to receive the Merger Consideration pursuant to this Article I shall no longer be outstanding and shall automatically be cancelled and shall cease to exist as of the Effective Time, and the holders of book-entry shares (“Book-Entry Shares”) which immediately prior to the Effective Time represented such Company Common Stock shall cease to have any rights with respect to such Company Common Stock other than the right to receive, upon surrender of such Book-Entry Shares in accordance with Section 2.2, the Merger Consideration.

(e) The Exchange Ratio shall be appropriately adjusted (to the extent not already taken into account in determining the Closing Company Net Asset Value and/or the Closing Acquiror Net Asset Value, as applicable) if, between the Determination Date and the Effective Time, the respective outstanding shares of Acquiror Common Stock or Company Common Stock shall have been increased or decreased or changed into or exchanged for a different number or kind of shares or securities, in each case, as a result of any reclassification, recapitalization, stock split, reverse stock split, split-up, combination or exchange of shares, or if a stock dividend or dividend payable in any other securities shall be authorized and declared with a record date within such period, as permitted by this Agreement. Nothing in this Section 1.5(e) shall be construed to permit any party hereto to take any action that is otherwise prohibited or restricted by any other provision of this Agreement.

(f) No certificates or scrip representing fractional shares of Acquiror Common Stock shall be issued upon the conversion of Company Common Stock pursuant to this Section 1.5, and such fractional share interests shall not entitle the owner thereof to any shares of Acquiror Common Stock or to vote or to any other rights or powers of a holder of Acquiror Common Stock. In lieu of any such fractional shares, each holder of Company Common Stock who would otherwise be entitled to such fractional shares shall be entitled to an amount in cash, without interest, rounded down to the nearest cent, equal to the product of (A) the amount of the fractional share interest in a share of Acquiror Common Stock to which such holder would, but for this Section 1.5(f), be entitled under Section 1.5(c), as so rounded pursuant to the immediately following sentence, and (B) the Acquiror Per Share NAV. All fractional shares to which a single record holder of Company Common Stock as of immediately prior to the Effective Time would be otherwise entitled to receive shall be aggregated and calculations shall be rounded to three (3) decimal places. As soon as practicable after the determination of the amount of cash, if any, to be paid to holders of Company Common Stock as of immediately prior to the Effective Time in lieu of any fractional share interests in Acquiror Common Stock, the Exchange Agent shall make available such amount, without interest, to such holders of Company Common Stock entitled to receive such cash. The payment of cash in lieu of fractional share interests pursuant to this Section 1.5(f) is not a separately bargained-for consideration.

1.6. Termination of Certain Contractual Obligations. Immediately after the Effective Time, the Company Advisory Agreement, the Company Administration Agreements and the Existing Acquiror Advisory Agreement shall be terminated and of no further force and effect.

1.7. Execution of New Acquiror Advisory Agreement. Immediately after the Effective Time, the Acquiror and the Acquiror Adviser shall enter into the New Acquiror Advisory Agreement.

1.8. The Second Merger.

(a) Subject to the terms and conditions of this Agreement, in accordance with the MGCL and Section 253 of the Delaware General Corporation Law (the “DGCL”), at the Second Effective Time, the Surviving Company shall merge with and into the Acquiror and the separate corporate existence of the Surviving Company shall cease. The Acquiror shall be the surviving company in the Second Merger and shall continue its existence as a corporation under the Laws of the State of Delaware. The Second Merger shall become effective as set forth in (i) the articles of merger with respect to the Second Merger (the “Second Articles of Merger”) that the Acquiror shall file with the MD SDAT and (ii) the certificate of ownership and merger with respect to the Second Merger (the “Certificate of Merger”) that the Acquiror shall file with the Secretary of State of the State of Delaware (the “DE Secretary”) (the “Second Effective Time”). At and after the Second Effective Time, the Second Merger shall have the effects set forth in the MGCL and the DGCL.

(b) At the Second Effective Time, by virtue of the Second Merger and without any action on the part of the Acquiror or the Surviving Company or the holder of any of the following securities, (i) each share of common stock of the Surviving Company issued and outstanding as of immediately prior to the Second Effective Time shall be cancelled and shall cease to exist, and no consideration shall be exchanged therefor; and (ii) each share of Acquiror Stock issued and outstanding immediately prior to the Second Effective Time shall remain outstanding as an identical share of Acquiror Stock.

1.9. Charter and Bylaws.

(a) At the Effective Time, the charter of the Company as in effect immediately prior to the Effective Time shall be the charter of the Surviving Company, as the surviving company of the Merger, as of the Effective Time, until thereafter amended in accordance with applicable Law and the terms of such charter. The bylaws of the Company as in effect immediately prior to the Effective Time shall be the bylaws of the Surviving Company, as the surviving company in the Merger, as of the Effective Time, until thereafter amended in accordance with applicable Law and the terms of such bylaws.

(b) At the Second Effective Time, the certificate of incorporation of the Acquiror as in effect immediately prior to the Second Effective Time shall be the certificate of incorporation of the Acquiror, as the surviving company of the Second Merger, as of the Second Effective Time, until thereafter amended in accordance with applicable Law and the terms of such certificate of incorporation. The bylaws of the Acquiror as in effect immediately prior to the Second Effective Time shall be the bylaws of the Acquiror, as the surviving company in the Second Merger, as of the Second Effective Time, until thereafter amended in accordance with applicable Law and the terms of the certificate of incorporation of the Acquiror and such bylaws.

1.10. Directors and Officers. Subject to applicable Law, the directors and officers of Merger Sub immediately prior to the Effective Time shall be the directors and officers of the Surviving Company and shall hold office until their respective successors are duly elected and qualify, or the earlier death, resignation or removal of any such director or officer or the consummation of the Second Merger. Subject to applicable Law, the directors and officers of the Acquiror immediately prior to the Second Effective Time shall be the directors and officers of the Acquiror immediately after consummation of the Second Merger and shall hold office until their respective successors are duly elected and qualify, or their earlier death, resignation or removal.

Article II

MERGER CONSIDERATION

2.1. Designation of Exchange Agent; Deposit of Merger Consideration. Prior to the Closing, the Acquiror shall enter into a customary exchange agreement with a nationally recognized financial institution designated by the Acquiror and reasonably acceptable to the Company (the “Exchange Agent”) for the payment of the Merger Consideration as provided in Section 1.5(c). At or prior to the Effective Time, the Acquiror shall deposit, or cause to be deposited, with the Exchange Agent, for exchange in accordance with this Article II, through the Exchange Agent book-entry shares representing the full number of whole shares of Acquiror Common Stock issuable pursuant to Section 1.5(c) in exchange for outstanding shares of Company Common Stock, and the Acquiror shall, after the Effective Time on the appropriate payment date, if applicable, provide or cause to be provided to the Exchange Agent any dividends or other distributions payable on such shares of Acquiror Common Stock pursuant to Section 2.2(c) (such shares of Acquiror Common Stock provided to the Exchange Agent, together with any dividends or other distributions with respect thereto, are hereinafter referred to as the “Exchange Fund”). For purposes of the deposit, the Acquiror shall assume that there will not be any fractional shares of Acquiror Common Stock. The Acquiror shall make available to the Exchange Agent, for addition to the Exchange Fund, from time to time as needed, cash sufficient to pay cash in lieu of fractional shares in accordance with Section 1.5(f). In the event the Exchange Fund shall at any time be insufficient to make the payments contemplated by Section 1.5(c), the Acquiror shall promptly deposit, or cause to be deposited, additional funds with the Exchange Agent in an amount which is equal to the deficiency in the amount required to make such payment. The Acquiror shall cause the Exchange Fund to be (x) held for the benefit of the holders of Company Common Stock as of immediately prior to the Effective Time and (y) applied promptly to making the payments pursuant to Section 1.5. The Exchange Fund shall not be used for any purpose other than to fund payments pursuant to Section 1.5, except as expressly provided for in this Agreement.

2.2. Delivery of Merger Consideration.

(a) As promptly as practicable following the Effective Time and in any event not later than the second Business Day thereafter, the Acquiror shall cause the Exchange Agent to mail to each holder of record of a Book-Entry Share that immediately prior to the Effective Time represented outstanding shares of Company Common Stock: (i) a letter of transmittal, which shall specify that delivery shall be effected, and risk of loss and title to the Book-Entry Shares shall pass, only upon proper delivery of the Book-Entry Shares to the Exchange Agent and which shall be in the form and have such other provisions as the Acquiror and the Company may reasonably specify (such letter of transmittal, the “Letter of Transmittal”) and (ii) instructions (which instructions shall be in the form and have such other provisions as the Acquiror and the Company may reasonably specify) for use in effecting the surrender of the Book-Entry Shares in exchange for (A) the number of shares of Acquiror Common Stock (which shall be in book-entry form) representing, in the aggregate, the whole number of shares that such holder has the right to receive in respect of such Book-Entry Shares pursuant to Section 1.5(c), (B) any dividends or other distributions payable pursuant to Section 2.2(c) and (C) any cash in lieu of fractional shares of Acquiror Common Stock payable pursuant to Section 1.5(f).

(b) Upon surrender of a Book-Entry Share for cancellation to the Exchange Agent, together with a Letter of Transmittal duly completed and validly executed in accordance with the instructions thereto, and such other documents as may be required pursuant to such instructions, the holder of such Book-Entry Share shall be entitled to receive in exchange therefor, and the Acquiror shall cause the Exchange Agent to pay and deliver in exchange thereof as promptly as practicable, but in any event within two (2) Business Days following the Exchange Agent’s receipt of such Book-Entry Share, such duly completed and validly executed Letter of Transmittal and such other documents, (A) the number of shares of Acquiror Common Stock (which shall be in book-entry form) representing, in the aggregate, the whole number of shares that such holder has the right to receive in respect of such Book-Entry Shares pursuant to Section 1.5(c), (B) any dividends or other distributions payable pursuant to Section 2.2(c) and (C) any cash in lieu of fractional shares of Acquiror Common Stock payable pursuant to Section 1.5(f), and the Book-Entry Share so surrendered shall be forthwith canceled. The Exchange Agent shall accept such Book-Entry Shares upon compliance with such reasonable terms and conditions as the Exchange Agent may impose to effect an orderly exchange thereof in accordance with normal exchange practices. No interest shall be paid or accrued for the benefit of holders of the Book-Entry Shares on any cash payable upon the surrender of the Book-Entry Shares.

(c) Subject to applicable Law, following surrender of a Book-Entry Shares for cancellation to the Exchange Agent, there shall be paid to the holder of the shares of Acquiror Common Stock issued in exchange for such Book-Entry Shares, without interest, (i) at the time of delivery of such Acquiror Common Stock by the Exchange Agent pursuant to Section 2.2(b), the amount of dividends or other distributions with a record date after the Effective Time theretofore paid with respect to such shares of Acquiror Common Stock and (ii) at the appropriate payment date, the amount of dividends or other distributions with a record date after the Effective Time but prior to such delivery of such shares of Acquiror Common Stock by the Exchange Agent pursuant to Section 2.2(b), and a payment date subsequent to such delivery of such shares of Acquiror Common Stock by the Exchange Agent pursuant to Section 2.2(b), payable with respect to such shares of Acquiror Common Stock.

(d) In the event of a transfer of ownership of Company Common Stock that is not registered in the transfer records of the Company, payment of the appropriate amount of Merger Consideration (and any dividends or other distributions with respect to Acquiror Common Stock as contemplated by Section 2.2(c)) may be made to a Person other than the Person in whose name the Book-Entry Share so surrendered is registered, only if such Book-Entry Share shall be properly transferred and the Person requesting such payment shall pay any transfer or other Taxes required by reason of the payment to a Person other than the registered holder of such Book-Entry Share or establish to the satisfaction of the Acquiror that such Tax has been paid or is not applicable.

2.3. No Further Ownership Rights; Transfers. All Merger Consideration paid by the Acquiror in accordance with the terms of Article I and Article II shall be deemed to have been paid in full satisfaction of all rights pertaining to Company Common Stock in respect of which such Merger Consideration was paid. From and after the Effective Time, the stock transfer books of the Company shall be closed with respect to, and there shall be no further transfers on the stock transfer books of the Company of, the shares of Company Common Stock that were issued and outstanding immediately prior to the Effective Time.

2.4. Net Asset Value Calculation.

(a) The Acquiror shall deliver to the Company a calculation of the net asset value of the Acquiror as of a date mutually agreed between the Acquiror and the Company, such date to be no earlier than forty-eight (48) hours (excluding Sundays and holidays) prior to the Effective Time (such agreed date, the “Determination Date”), calculated in good faith as of such date and based on the same assumptions and methodologies, and applying the same categories of adjustments to net asset value (except as may be mutually agreed by the parties), historically used by the Acquiror in preparing the calculation of the net asset value per share of Acquiror Common Stock (with an accrual for any dividend declared by the Acquiror and not yet paid) (the “Closing Acquiror Net Asset Value”); provided that the Acquiror shall update the calculation of the Closing Acquiror Net Asset Value in the event that the Closing is subsequently materially delayed or there is a material change to the Closing Acquiror Net Asset Value prior to the Closing (including without limitation any dividend declared after the Determination Date but prior to Closing) and as needed to ensure the Closing Acquiror Net Asset Value is determined within forty-eight (48) hours (excluding Sundays and holidays) prior to the Effective Time; provided further that the Acquiror Board, including a majority of the Independent Directors of the Acquiror Board, shall be required to approve, and the Chief Financial Officer of the Acquiror shall certify in writing to the Company, the calculation of the Closing Acquiror Net Asset Value.

(b) The Company shall deliver to the Acquiror a calculation of the net asset value of the Company as of the Determination Date, calculated in good faith as of such date and based on the same assumptions and methodologies, and applying the same categories of adjustments to net asset value (except as may be mutually agreed by the parties), historically used by the Company in preparing the calculation of the net asset value per share of Company Common Stock (with an accrual for any dividend declared by the Company and not yet paid) (the “Closing Company Net Asset Value”); provided that the Company shall update the calculation of the Closing Company Net Asset Value in the event that the Closing is subsequently materially delayed or there is a material change to the Closing Company Net Asset Value prior to the Closing (including any dividend declared after the Determination Date but prior to Closing) and as needed to ensure the Closing Company Net Asset Value is determined within forty-eight (48) hours (excluding Sundays and holidays) prior to the Effective Time; provided further that the Company Board, including a majority of the Independent Directors of the Company Board, shall be required to approve, and the Chief Financial Officer of the Company shall certify in writing to the Acquiror, the calculation of the Closing Company Net Asset Value.

(c) In connection with preparing the calculations provided pursuant to this Section 2.4, each of the Company and the Acquiror will use the portfolio valuation methods approved by the Company Board or the Acquiror Board, as applicable, for valuing the securities and other assets of the Company or the Acquiror, as applicable, as of June 30, 2023, unless otherwise agreed by each of the Acquiror Board and the Company Board.

(d) Each of the Company and the Acquiror shall afford the other, and the other’s respective Representatives, upon reasonable request, reasonable access to the individuals who have prepared each calculation provided pursuant to this Section 2.4 and to the information, books, records, work papers and back-up materials used or useful in preparing each such calculation, including without limitation any reports prepared by valuation agents, in order to assist such party with its review of such calculation so long as such individuals remain employed by Franklin BSP Lending Adviser, L.L.C. or the Acquiror Adviser, as applicable, or their respective Affiliates.

2.5. Termination of Exchange Fund. Any portion of the Exchange Fund that remains undistributed to former stockholders of the Company as of the first anniversary of the Effective Time may be paid to the Acquiror, upon the Acquiror’s written demand to the Exchange Agent. In such event, any former stockholders of the Company who have not theretofore complied with any applicable requirements to receive cash in lieu of fractional shares of Acquiror Common Stock shall thereafter look only to the Acquiror for payment of the Merger Consideration and any unpaid dividends and other distributions on the Acquiror Common Stock deliverable in respect of the Company Common Stock such stockholder holds as determined pursuant to this Agreement, in each case, without any interest thereon.

2.6. No Liability. None of the Acquiror, the Company, the Surviving Company, Merger Sub, the Exchange Agent or any other Person shall be liable to any Person in respect of any shares of Acquiror Common Stock or cash held in the Exchange Fund delivered to a Governmental Entity pursuant to any applicable abandoned property, escheat or similar Law. If any Book-Entry Shares shall not have been surrendered immediately prior to the date on which any Merger Consideration or any unpaid dividends or other distributions on the Acquiror Common Stock or other entitlements in respect of such Book-Entry Share would otherwise escheat to or become the property of any Governmental Entity, any such Merger Consideration or unpaid dividends or other distributions or other entitlements in respect of such Book-Entry Share shall, to the extent permitted by applicable Law, become the property of the Acquiror, free and clear of all claims or interest of any Person previously entitled thereto.

2.7. Withholding Rights. The Acquiror, the Exchange Agent and each of their respective Affiliates and agents, as applicable, shall be entitled to deduct and withhold from amounts payable pursuant to this Agreement to any holder of Company Common Stock such amounts as it determines in good faith are required to be deducted and withheld with respect to the making of such payment under the Code, or under any provision of state, local or foreign Tax Law. To the extent that amounts are so withheld and paid over to the appropriate Governmental Entity, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the recipient.

Article III

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

Except with respect to matters that have been Previously Disclosed, the Company hereby represents and warrants to the Acquiror and Merger Sub that:

3.1. Corporate Organization.

(a) The Company is a corporation duly incorporated and validly existing and in good standing under the Laws of the State of Maryland. The Company has the requisite corporate power and authority to own or lease all of its properties and assets and to carry on its business as it is now being conducted, and is duly licensed or qualified to do business as a foreign corporation in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it makes such licensing or qualification necessary, in each case, other than as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to the Company. The Company has duly elected to be regulated as a BDC, and such election has not been revoked or withdrawn and is in full force and effect.

(b) True, complete and correct copies of the Third Articles of Amendment and Restatement of the Company, as amended (the “Company Charter”), and the Amended and Restated Bylaws of the Company (the “Company Bylaws”), as in effect as of the date of this Agreement, have previously been publicly filed by the Company.

(c) Each Consolidated Subsidiary of the Company (i) is duly incorporated or duly formed, as applicable to each such Consolidated Subsidiary, and validly existing and in good standing under the Laws of its jurisdiction of incorporation or organization, as applicable, (ii) has the requisite corporate (or similar) power and authority to own or lease all of its properties and assets and to carry on its business as it is now being conducted and (iii) is duly licensed or qualified to do business as a foreign corporation or other business entity in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it makes such licensing or qualification necessary, other than in the case of clauses (ii) and (iii), as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to the Company.

3.2. Capitalization.

(a) The authorized capital stock of the Company consists of 450,000,000 shares of Company Common Stock, of which 231,759,899 shares were outstanding as of the close of business on June 30, 2023 (the “Company Capitalization Date”). All of the issued and outstanding shares of Company Common Stock have been duly authorized and validly issued and are fully paid, nonassessable and free of preemptive rights, with no personal liability with respect to the Company attaching to the ownership thereof. As of the date of this Agreement, no Indebtedness having the right to vote on any matters on which stockholders of the Company may vote (“Company Voting Debt”) is issued or outstanding. As of the Company Capitalization Date, except pursuant to the Company’s dividend reinvestment plan, the Company does not have and is not bound by any outstanding subscriptions, options, warrants, calls, rights, commitments or agreements of any character (“Rights”) calling for the purchase or issuance of, or the payment of any amount based on, any shares of Company Common Stock, Company Voting Debt or any other equity securities of the Company or any securities representing the right to purchase or otherwise receive any shares of Company Common Stock, Company Voting Debt or other equity securities of the Company. There are no obligations of the Company or any of its Consolidated Subsidiaries (i) to repurchase, redeem or otherwise acquire any shares of capital stock of the Company, Company Voting Debt or any equity security of the Company or its Consolidated Subsidiaries or any securities representing the right to purchase or otherwise receive any shares of capital stock, Company Voting Debt or any other equity security of the Company or its Consolidated Subsidiaries or (ii) pursuant to which the Company or any of its Consolidated Subsidiaries is or could be required to register shares of the Company’s capital stock or other securities under the Securities Act. All of the outstanding shares of Company Common Stock have been issued in compliance with applicable Law in all material respects.

(b) All of the issued and outstanding shares of capital stock or other equity ownership interests of each Consolidated Subsidiary of the Company are owned by the Company, directly or indirectly, free and clear of any Liens, and all of such shares or equity ownership interests are duly authorized and validly issued and are fully paid, nonassessable (in respect of corporate entities) and free of preemptive rights. No Consolidated Subsidiary of the Company has or is bound by any outstanding Rights calling for the purchase or issuance of, or the payment of any amount based on, any shares of capital stock or any other equity security of such Consolidated Subsidiary or any securities representing the right to purchase or otherwise receive any shares of capital stock or any other equity security of such Consolidated Subsidiary.

3.3. Authority; No Violation.

(a) The Company has all requisite corporate power and authority to execute and deliver this Agreement and, subject to obtaining the Company Requisite Vote, to consummate the Transactions. The execution and delivery of this Agreement and the consummation of the Transactions have been duly and validly approved by the Company Board. The Company Board (on the recommendation of the Company Special Committee) has unanimously (i) determined that (A) this Agreement and the terms of the Mergers and the related Transactions are advisable, fair to and in the best interests of the Company and its stockholders and (B) the interests of the Company’s existing stockholders will not be diluted as a result of the Transactions, (ii) approved, adopted and declared advisable this Agreement and the Transactions (including the Merger and other Company Matters), (iii) directed that the approval of the Company Matters be submitted to the Company’s stockholders at a duly held meeting of such stockholders (the “Company Stockholders Meeting”) and (iv) resolved to recommend that the stockholders of the Company approve the Company Matters, including the Merger. Except for receipt of the approval of the Company Matters by the affirmative vote of the holders of Company Common Stock entitled to cast a majority of all the votes entitled to be cast on the matters to be approved at the Company Stockholders Meeting (the “Company Requisite Vote”), the Merger and the other Transactions have been authorized by all necessary corporate action on the part of the Company. This Agreement has been duly and validly executed and delivered by the Company and (assuming due authorization, execution and delivery by the Acquiror, Merger Sub and the Acquiror Adviser) constitutes the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms (except as may be limited by bankruptcy, insolvency, fraudulent transfer, moratorium, reorganization or similar Laws of general applicability relating to or affecting the rights of creditors generally and subject to general principles of equity (the “Enforceability Exception”)).

(b) Neither the execution and delivery of this Agreement by the Company, nor the consummation by the Company of the Transactions, nor the performance of this Agreement by the Company, will (i) violate any provision of the Company Charter or the Company Bylaws or (ii) assuming that the consents, approvals and filings referred to in Section 3.3(a) and Section 3.4 are duly obtained and/or made, (A) violate any Law or Order applicable to the Company or any of its Consolidated Subsidiaries or (B) except as Previously Disclosed, violate, conflict with, result in a breach of or the loss of any benefit under, constitute a default (or an event that, with or without the giving of notice or lapse of time, or both, would constitute a default) under, result in the termination of or a right of termination or cancellation under, accelerate the performance required by, require the consent, approval or authorization of, or notice to or filing with any third-party with respect to, or result in the creation of any Lien upon any of the respective properties or assets of the Company or any of its Consolidated Subsidiaries under, any of the terms, conditions or provisions of any Permit, Contract or other obligation to which the Company or any of its Consolidated Subsidiaries is a party or by which any of them or any of their respective properties or assets is bound except, with respect to clause (ii)(B), any such violation, conflict, breach, loss, default, termination, cancellation, acceleration, consent, approval or creation that would not, individually or in the aggregate, reasonably be expected to be material to the Company and its Consolidated Subsidiaries, taken as a whole.

3.4. Governmental Consents. No consents or approvals of, or filings or registrations with, any Governmental Entity are necessary in connection with the consummation by the Company of the Merger and the other Transactions, except for (i) the filing with the SEC and applicable state securities regulators of a joint proxy statement/prospectus in definitive form relating to the Company Stockholders Meeting and the Acquiror Stockholders Meeting to be held in connection with this Agreement and the Transactions (the “Joint Proxy Statement/Prospectus”) and of a registration statement on Form N-14 or such other appropriate SEC form (the “Registration Statement”) in which the Joint Proxy Statement/Prospectus will be included as a prospectus, and declaration of effectiveness of the Registration Statement by the SEC and applicable state securities regulators, (ii) the filing of the First Articles of Merger with and the acceptance for the record of the First Articles of Merger by the MD SDAT in respect of the Merger, (iii) the filing of the Second Articles of Merger with and the acceptance for the record of the Second Articles of Merger by the MD SDAT in respect of the Second Merger, (iv) the filing of the Certificate of Merger with and the acceptance for the record of the Certificate of Merger by the DE Secretary in respect of the Second Merger, (v) any notices or filings under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), (vi) the reporting of this Agreement on a Current Report on Form 8-K and (vii) any such consents, approvals, filings or registrations that the failure to obtain or make would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to the Company.

3.5. Reports.

(a) The Company has timely filed or furnished all forms, statements, certifications, reports and documents that it was required to file since January 1, 2021 (the “Applicable Date”) with the SEC (such filings since the Applicable Date, the “Company SEC Reports”), except as would not, individually or in the aggregate, reasonably be expected to be material to the Company and its Consolidated Subsidiaries taken as a whole. To the Company’s knowledge, no Company SEC Report, at the time filed or furnished with the SEC, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances in which they were made, not misleading. To the Company’s knowledge, all Company SEC Reports, as of their respective dates, complied as to form in all material respects with the published rules and regulations of the SEC with respect thereto. None of the Consolidated Subsidiaries of the Company is required to make any filing with the SEC.

(b) Neither the Company nor any of its Consolidated Subsidiaries is subject to any cease-and-desist or other Order or enforcement action issued by, or is a party to any Contract, consent agreement or memorandum of understanding with, or is a party to any commitment letter or similar undertaking to, any Governmental Entity that currently restricts in any material respect the conduct of its business (or to the Company’s knowledge that, upon consummation of the Mergers, would restrict in any material respect the conduct of the business of the Company or any of its Consolidated Subsidiaries), or that in any material manner relates to its capital adequacy, its ability to pay dividends, its credit, risk management or compliance policies, its internal controls, its management or its business, other than those of general application that apply to similarly situated BDCs or their Consolidated Subsidiaries, nor has the Company or any of its Consolidated Subsidiaries been advised in writing or, to the knowledge of the Company, verbally, by any Governmental Entity that it is considering issuing, initiating, ordering, or requesting any of the foregoing.

(c) The Company has made available to the Acquiror all material correspondence with the SEC since the Applicable Date and, as of the date of this Agreement, to the knowledge of the Company (i) there are no unresolved comments from the SEC with respect to the Company SEC Reports or any SEC examination of the Company and (ii) none of the Company SEC Reports is subject to any ongoing review by the SEC.

3.6. Company Financial Statements.

(a) The financial statements, including the related consolidated schedules of investments, of the Company and its Consolidated Subsidiaries included (or incorporated by reference) in the Company SEC Reports (including the related notes, where applicable) (i) fairly present in all material respects the consolidated results of operations, cash flows, changes in net assets and consolidated financial position of the Company and its Consolidated Subsidiaries for the respective fiscal periods or as of the respective dates therein set forth (except that unaudited statements may not contain notes and are subject to recurring year-end audit adjustments normal in nature and amount), (ii) to the Company’s knowledge, have complied as to form, as of their respective dates of filing with the SEC, in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto and (iii) have been prepared in all material respects in accordance with U.S. generally accepted accounting principles (“GAAP”) consistently applied during the periods involved, except, in each case, as indicated in such statements or in the notes thereto. Ernst & Young LLP (“E&Y”) has not resigned, threatened resignation or been dismissed as the Company’s independent public accountant as a result of or in connection with any disagreements with the Company on a matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

(b) Except for (A) liabilities reflected or reserved against on the consolidated unaudited balance sheet of the Company as of June 30, 2023 included in the unaudited financial statements set forth in the Company’s quarterly report on Form 10-Q for the quarter ended June 30, 2023 (the “Company Balance Sheet”), (B) liabilities incurred in the ordinary course of business since June 30, 2023, (C) liabilities incurred in connection with this Agreement and the Transactions, (D) liabilities otherwise disclosed in the Company SEC Reports and (E) liabilities that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to the Company, neither the Company nor any of its Consolidated Subsidiaries has any liabilities that would be required to be reflected or reserved against in the Company Balance Sheet in accordance with GAAP.

(c) Neither the Company nor any of its Consolidated Subsidiaries is a party to or has any commitment to become a party to any off-balance sheet joint venture, partnership or similar contract with any unconsolidated Affiliate or “off-balance sheet arrangement” (as defined in Item 303(a) of Regulation S-K promulgated under the Exchange Act).

(d) Since the Applicable Date, (i) neither the Company nor any of its Consolidated Subsidiaries nor, to the knowledge of the Company, any director, officer, auditor, accountant or Representative of the Company or any of its Consolidated Subsidiaries has received or otherwise had or obtained knowledge of any material complaint, allegation, assertion or claim, whether written or oral, regarding the accounting or auditing practices, procedures, methodologies or methods of the Company or any of its Consolidated Subsidiaries or their respective internal accounting controls, including any complaint, allegation, assertion or claim that the Company or any of its Consolidated Subsidiaries has engaged in questionable or illegal accounting or auditing practices or maintains inadequate internal controls over financial reporting (as defined in Rules 13a-15(f) and 15d-15(f) of the Exchange Act), and (ii) no attorney representing the Company or any of its Consolidated Subsidiaries, whether or not employed by the Company or any of its Consolidated Subsidiaries, has reported evidence of a material violation of securities laws, breach of duty or similar violation by the Company or any of its directors, officers or agents to the Company Board or any committee thereof or to any director or officer of the Company.

(e) To the Company’s knowledge, since the Applicable Date, E&Y, which has expressed its opinion with respect to the financial statements of the Company and its Consolidated Subsidiaries included in the Company SEC Reports (including the related notes), has been (i) “independent” with respect to the Company and its Consolidated Subsidiaries within the meaning of Regulation S-X, and (ii) in compliance with subsections (g) through (l) of Section 10A of the Exchange Act and the related rules of the SEC and the Public Company Accounting Oversight Board.

(f) The principal executive officer and principal financial officer of the Company have made all certifications required by Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 and any related rules and regulations promulgated by the SEC (collectively, the “Sarbanes-Oxley Act”), and the statements contained in any such certifications are complete and correct, and the Company is otherwise in compliance in all material respects with all applicable effective provisions of the Sarbanes-Oxley Act.

(g) The Company has in all material respects:

(i) designed and maintained a system of disclosure controls and procedures (as defined in Rules 13a-15(e) and 15d-15(e) promulgated under the Exchange Act) to ensure that all information (both financial and non-financial) required to be disclosed by the Company in the reports that it files or submits to the SEC under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the SEC and that such information is accumulated and communicated to the Company’s management as appropriate to allow timely decisions regarding required disclosure and to allow the Company’s principal executive officer and principal financial officer to make the certifications required under the Exchange Act with respect to such reports;

(ii) designed and maintained a system of internal controls over financial reporting sufficient to provide reasonable assurance concerning the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP, including reasonable assurance that (A) transactions are executed in accordance with management’s general or specific authorizations, (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets, (C) access to assets is permitted only in accordance with management’s general or specific authorization, (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences and (E) the Company’s management, with the participation of the Company’s principal executive and financial officers, has completed an assessment of the effectiveness of the Company’s internal controls over financial reporting for the fiscal year ended December 31, 2022 in compliance with the requirements of Section 404 of the Sarbanes-Oxley Act, and such assessment concluded that the Company maintained, in all material respects, effective internal control over financial reporting as of December 31, 2022, using the framework specified in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022; and

(iii) (A) disclosed, based on its most recent evaluation, to its auditors and the audit committee of the Company Board (1) any significant deficiencies or material weaknesses (as defined in the relevant Statement of Auditing Standards) in the design or operation of the Company’s internal controls over financial reporting that are reasonably likely to adversely affect its ability to record, process, summarize and report financial data and (2) any fraud, whether or not material, that involves management or other individuals who have a significant role in its internal controls over financial reporting and (B) identified for the Company’s auditors any material weaknesses in internal controls.

(h) The fair market value of the Company’s investments as of June 30, 2023 (i) was determined in accordance with Accounting Standards Codification, “Fair Value Measurements and Disclosures (Topic 820)”, issued by the Financial Accounting Standards Board (“ASC Topic 820”) and (ii) reflects a reasonable estimate of the fair value of such investments as determined in good faith, in accordance with Rule 2a-5 under the Investment Company Act.

(i) To the Company’s knowledge, there is no fraud or suspected fraud affecting the Company involving management of the Company who have significant roles in the Company’s internal control over financial reporting.

3.7. Broker’s Fees. Neither the Company nor any of its Consolidated Subsidiaries nor any of their respective directors, officers or agents has utilized any broker, finder or financial advisor or incurred any liability for any broker’s fees, commissions or finder’s fees in connection with the Mergers or the other Transactions, other than to J.P. Morgan Securities LLC pursuant to an engagement letter, a true, complete and correct copy of which has been previously delivered to the Acquiror.

3.8. Absence of Changes or Events. Since December 31, 2022, (i) except as expressly permitted or required by or in connection with the execution and delivery of this Agreement and the consummation of the Transactions, the business of the Company and its Consolidated Subsidiaries has been conducted in the ordinary course of business, (ii) there has not been any Effect that would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to the Company and (iii) there has not been any material action that, if it had been taken after the date hereof, would have required the consent of the Acquiror under Sections 6.1 or 6.2.

3.9. Compliance with Applicable Law; Permits.

(a) Each of the Company and each of its Consolidated Subsidiaries is in compliance, and has been operated in compliance, in all material respects, with all applicable Laws, including, if and to the extent applicable, the Investment Company Act, the Securities Act and the Exchange Act other than as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to the Company. The Company has not received any written or, to the Company’s knowledge, oral notification from a Governmental Entity of any material non-compliance with any applicable Laws, which non-compliance would, individually or in the aggregate, reasonably be expected to be material to the Company and its Consolidated Subsidiaries, taken as a whole.

(b) The Company is in compliance, and since the Applicable Date, has complied with its investment policies and restrictions and portfolio valuation methods, if any, as such policies and restrictions have been set forth in its registration statement (as amended from time to time) or the reports that it has filed with the SEC under the Exchange Act and applicable Laws, if any, other than any non-compliance that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to the Company.

(c) The Company has written policies and procedures adopted pursuant to Rule 38a-1 under the Investment Company Act that are reasonably designed to prevent material violations of the “Federal Securities Laws,” as such term is defined in Rule 38a-1(e)(1) under the Investment Company Act. There have been no “Material Compliance Matters” for the Company, as such term is defined in Rule 38a-1(e)(2) under the Investment Company Act, other than those that have been reported to the Company Board and satisfactorily remedied or are in the process of being remedied or those that would not, individually or in the aggregate, reasonably be expected to be material to the Company and its Consolidated Subsidiaries, taken as a whole.

(d) Each of the Company and each of its Consolidated Subsidiaries holds and is in compliance with all Permits required in order to permit the Company and each of its Consolidated Subsidiaries to own or lease their properties and assets and to conduct their businesses under and pursuant to all applicable Law as presently conducted, other than any failure to hold or non-compliance with any such Permit that would not, individually or in the aggregate, reasonably be expected to be material to the Company and its Consolidated Subsidiaries, taken as a whole. All such Permits are valid and in full force and effect, except as would not, individually or in the aggregate, reasonably be expected to be material to the Company and its Consolidated Subsidiaries, taken as a whole. The Company has not received any written or, to the Company’s knowledge, oral notification from a Governmental Entity of any material non-compliance with any such Permits, and no Proceeding is pending or threatened in writing to suspend, cancel, modify, revoke or materially limit any such Permits, which Proceeding would, individually or in the aggregate, reasonably be expected to be material to the Company and its Consolidated Subsidiaries, taken as a whole.

(e) No “affiliated person” (as defined under the Investment Company Act) of the Company has been subject to disqualification to serve in any capacity contemplated by the Investment Company Act for any investment company (including a BDC) under Sections 9(a) and 9(b) of the Investment Company Act, unless, in each case, such Person has received exemptive relief from the SEC with respect to any such disqualification. There is no material Proceeding pending and served or, to the knowledge of the Company, threatened that would result in any such disqualification.

(f)   The minute books and other similar records of the Company maintained since the Applicable Date contain a true and complete record in all material respects of all action taken at all meetings and by all written consents in lieu of meetings of the stockholders of the Company, the Company Board and any committees of the Company Board.

3.10. Company Information. None of the information supplied or to be supplied by the Company for inclusion or incorporation by reference in (i) the Registration Statement will, at the time the Registration Statement is filed with the SEC and the applicable state securities regulators, at any time the Registration Statement is amended or supplemented or at the time the Registration Statement becomes effective under the Securities Act, or (ii) the Joint Proxy Statement/Prospectus will, at the date the Joint Proxy Statement/Prospectus or any amendment or supplement is first mailed to stockholders of the Company or stockholders of the Acquiror or at the time of the Company Stockholders Meeting or the Acquiror Stockholders Meeting, in each case, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances in which they are made, not misleading, except that no representation or warranty is made by the Company with respect to information supplied by the Acquiror, Merger Sub or the Acquiror Adviser for inclusion or incorporation by reference in the Registration Statement or the Joint Proxy Statement/Prospectus.

3.11. Taxes and Tax Returns.

(a) The Company and each of its Consolidated Subsidiaries has duly and timely filed (taking into account all applicable extensions) all material Tax Returns required to be filed by it on or prior to the date of this Agreement (all such Tax Returns being accurate and complete in all material respects), has paid all material Taxes shown thereon as arising and has duly paid or made provision for the payment of all material Taxes that have been incurred or are due or claimed to be due from it by federal, state, foreign or local taxing authorities other than Taxes that are not yet delinquent or are being contested in good faith, have not been finally determined and have been adequately reserved against under GAAP. No material Tax Return of the Company or any Consolidated Subsidiary has been examined by the Internal Revenue Service (the “IRS”) or other relevant taxing authority. There are no material disputes pending, or written claims asserted, for Taxes or assessments upon the Company or any of its Consolidated Subsidiaries for which the Company does not have reserves that are adequate under GAAP. Neither the Company nor any of its Consolidated Subsidiaries is a party to or is bound by any Tax sharing, allocation or indemnification agreement or arrangement (other than such an agreement or arrangement exclusively between or among the Company and its Consolidated Subsidiaries). Within the past five years (or otherwise as part of a “plan (or series of related transactions)” within the meaning of Section 355(e) of the Code of which the Merger is also a part), neither the Company nor any of its Consolidated Subsidiaries has been a “distributing corporation” or a “controlled corporation” in a distribution of stock which qualified or was intended to qualify under Section 355(a) of the Code and to which Section 355 of the Code (or so much of Section 356 of the Code, as it relates to Section 355 of the Code) applied or was intended to apply. Neither the Company nor any of its Consolidated Subsidiaries is required to include in income any adjustment pursuant to Section 481(a) of the Code, no such adjustment has been proposed by the IRS and no pending request for permission to change any accounting method has been submitted by the Company or any of its Consolidated Subsidiaries. Neither the Company nor any of its Consolidated Subsidiaries has participated in a “listed transaction” within the meaning of Treasury Regulation Section 1.6011-4(b)(2). If the Company or any of its Consolidated Subsidiaries has participated in a “reportable transaction” within the meaning of Treasury Regulation Section 1.6011-4(b), such entity has properly disclosed such transaction in accordance with the applicable Tax regulations.

(b) The Company made a valid election under Part I of Subchapter M of Subtitle A, Chapter 1, of the Code to be taxed as a “regulated investment company” (a “RIC”). The Company has qualified as a RIC at all times since the beginning of its first taxable year ended December 31, 2011 and expects to continue to so qualify through the Effective Time. No challenge to the Company’s status as a RIC is pending or has been threatened orally or in writing. For each taxable year of the Company ending on or before the Effective Time, the Company has satisfied the distribution requirements imposed on a regulated investment company under Section 852 of the Code (assuming for these purposes that any Tax Dividend declared by the Company after the date of this Agreement has been timely paid).

(c) Prior to the Closing Date, the Company shall have declared and paid a Tax Dividend with respect to all taxable years ended prior to the Effective Time. Prior to the Closing Date, the Company shall have declared a Tax Dividend with respect to the final taxable year ending with its complete liquidation.

(d) The Company and its Consolidated Subsidiaries have complied in all material respects with all applicable Laws relating to the payment and withholding of Taxes and have, within the time and in the manner prescribed by applicable Law, in all material respects, withheld from and paid over all amounts required to be so withheld and paid over under applicable Laws.

(e) The Company is not aware of any fact or circumstance that could reasonably be expected to prevent the Mergers from qualifying as a “reorganization” within the meaning of Section 368(a) of the Code.

(f)   The Company has no “earnings and profits” for U.S. federal income Tax purposes described in Section 852(a)(2)(B) of the Code.

(g) The Company Previously Disclosed each asset the disposition of which would be subject to the rules similar to Section 1374 of the Code as prescribed in IRS Notice 88-19, 1988-1 C.B. 486, or Treasury Regulation Section 1.337(d)-7 and the amount of “net unrealized built-in gain” (within the meaning of Section 1374(d) of the Code) on each such asset. Other than as Previously Disclosed, the Company is not now and will not be subject to corporate-level income taxation on the sale, transfer or other disposition of its assets currently held as a result of the application of Section 337(d) of the Code or the Treasury Regulations promulgated thereunder.

(h) No claim has been made in writing by a taxing authority in a jurisdiction where the Company or any of its Consolidated Subsidiaries does not file Tax Returns that the Company or any such Consolidated Subsidiary is or may be subject to taxation by that jurisdiction, and which, if upheld, would reasonably result in a material Tax liability.

(i) Neither the Company nor any of its Consolidated Subsidiaries has, or has ever had, a permanent establishment in any country other than the United States.

(j) Neither the Company nor any of its Consolidated Subsidiaries has requested a private letter ruling from the IRS or comparable rulings from other taxing authorities.

(k) Neither the Company nor any of its Consolidated Subsidiaries has any liability for the Taxes of another Person other than the Company and its Consolidated Subsidiaries under Treasury Regulation Section 1.1502-6 (or any similar provision of state, local or foreign Law), as a transferee, successor or payable pursuant to a contractual obligation.

(l) Neither the Company nor any of its Consolidated Subsidiaries has ever been a member of a consolidated, combined or unitary Tax group (other than such a group the common parent of which is the Company or any of its Consolidated Subsidiaries).

(m) There are no material Liens for Taxes (other than Taxes not yet due and payable) upon any of the assets of the Company or any of its Consolidated Subsidiaries.

3.12. Litigation. There are no material Proceedings pending or, to the Company’s knowledge, threatened against the Company or any of its Consolidated Subsidiaries. There is no Order binding upon the Company or any of its Consolidated Subsidiaries other than such Orders as would not, individually or in the aggregate, reasonably be expected to be material to the Company and its Consolidated Subsidiaries, taken as a whole.

3.13. Employee Matters. Neither the Company nor any of its Consolidated Subsidiaries has (i) any employees or (ii) any “employee benefit plans” as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended, or any employment, bonus, incentive, vacation, stock option or other equity based, severance, termination, retention, change of control, profit sharing, fringe benefit, health, medical or other similar plan, program or agreement (collectively, “Employee Benefit Plans”).

3.14. Certain Contracts.

(a) The Company has Previously Disclosed a complete and accurate list of, and true and complete copies have been delivered or made available (including via EDGAR) to the Acquiror of, all Contracts (collectively, the “Company Material Contracts”) to which, as of the date hereof, the Company or any of its Consolidated Subsidiaries is a party, or by which the Company or any of its Consolidated Subsidiaries may be bound, or, to the knowledge of the Company, to which it or any of its Consolidated Subsidiaries or their respective assets or properties may be subject, with respect to:

(i)   any Contract that is a “material contract” within the meaning of Item 601(b)(10) of the SEC’s Regulation S-K;

(ii)   any loans or credit agreements, mortgages, indentures and other agreements and instruments pursuant to which any Indebtedness of the Company or any of its Consolidated Subsidiaries in an aggregate principal amount in excess of $5,000,000 is outstanding or may be incurred, or any guarantee by the Company or any of its Consolidated Subsidiaries of any Indebtedness in an aggregate principal amount in excess of $5,000,000;

(iii) any non-competition or non-solicitation Contract or any other Contract that limits, purports to limit, or would reasonably be expected to limit in each case in any material respect the manner in which, or the localities in which, any material business of the Company and its Consolidated Subsidiaries, taken as a whole, is or could be conducted or the types of business that the Company and its Consolidated Subsidiaries conducts or may conduct; or

(iv) any Contract that obligates the Company or any of its Consolidated Subsidiaries to conduct any business that is material to the Company and its Consolidated Subsidiaries, taken as a whole, on an exclusive basis with any third party, or upon consummation of the Mergers, will obligate the Acquiror, the Surviving Company or any of their Consolidated Subsidiaries to conduct business with any third-party on an exclusive basis.

(b) Each Company Material Contract is (x) valid and binding on the Company or its applicable Consolidated Subsidiary and, to the Company’s knowledge, each other party thereto, (y) enforceable against the Company or its applicable Consolidated Subsidiary in accordance with its terms (subject to the Enforceability Exception), and (z) is in full force and effect other than in each case as would not, individually or in the aggregate, reasonably be expected to be material to the Company and its Consolidated Subsidiaries, taken as a whole. The Company Advisory Agreement has been approved by the Company Board and stockholders of the Company in accordance with Section 15 of the Investment Company Act. Neither the Company nor any of its Consolidated Subsidiaries nor, to the Company’s knowledge, any other party thereto, is in material breach of any provisions of or in default (or, with the giving of notice or lapse of time or both, would be in default) under, and has not taken any action resulting in the termination of, acceleration of performance required by, or resulting in a right of termination or acceleration under, any Company Material Contract other than as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to the Company. No Company Material Contract has been amended, modified or supplemented other than as would not, individually or in the aggregate, reasonably be expected to be material to the Company and its Consolidated Subsidiaries, taken as a whole. No event has occurred with respect to the Company or any of its Consolidated Subsidiaries that, with or without the giving of notice, the lapse of time or both, would constitute a breach or default under any Company Material Contract other than as would not, individually or in the aggregate, reasonably be expected to be material to the Company and its Consolidated Subsidiaries, taken as a whole.

3.15. Insurance Coverage. All material insurance policies maintained by the Company or any of its Consolidated Subsidiaries and that name the Company or any of its Consolidated Subsidiaries as an insured (each, a “Company Insurance Policy”), including the fidelity bond required by the Investment Company Act, are in full force and effect and all premiums due and payable with respect to each Company Insurance Policy have been paid. Neither the Company nor any of its Consolidated Subsidiaries has received written notice of cancellation of any Company Insurance Policy.

3.16. Intellectual Property. The Company and its Consolidated Subsidiaries own, possess or have a valid license or other adequate rights to use all patents, patent applications, patent rights, trademarks, trademark applications, trademark rights, trade names, trade name rights, service marks, service mark applications, service mark rights, copyrights, computer programs and other proprietary intellectual property rights (collectively, “Intellectual Property Rights”) that are material to the conduct of the business of the Company and its Consolidated Subsidiaries taken as a whole (hereinafter, “Company Intellectual Property Rights”), except where the failure to own, possess or have adequate rights would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to the Company. No claims are pending for which the Company has received written notice or, to the knowledge of the Company, threatened (i) that the Company or any of its Consolidated Subsidiaries is infringing or otherwise violating the rights of any Person with regard to any Intellectual Property Right, or (ii) that any Company Intellectual Property Right is invalid or unenforceable. To the knowledge of the Company, no Person is infringing, misappropriating or using without authorization the rights of the Company or any of its Consolidated Subsidiaries with respect to any Intellectual Property Right, except as would not, individually or in the aggregate, reasonably be expected to be material to the Company and its Consolidated Subsidiaries, taken as a whole.

3.17. Real Property. Neither the Company nor any of its Consolidated Subsidiaries owns or leases any real property.

3.18. Investment Assets. Each of the Company and its Consolidated Subsidiaries has good title to all securities, Indebtedness and other financial instruments owned by it, free and clear of any material Liens, except to the extent such securities, Indebtedness or other financial instruments, as applicable, are pledged to secure obligations of the Company or its Consolidated Subsidiaries pursuant to credit agreements that have been Previously Disclosed and except for Liens consisting of restrictions on transfer agreed to in respect of investments entered into in the ordinary course of business. As of June 30, 2023, the value of investments owned by the Company that are “qualifying investments” for purposes of Section 55(a) of the Investment Company Act was greater than 70% of the value of the Company’s total assets (other than assets described in Section 55(a)(7) of the Investment Company Act).

3.19. State Takeover Laws. The Company Board has taken all action necessary to render inapplicable to the Merger the restrictions on business combinations contained in Subtitle 6 of Title 3 of the MGCL. Moreover, the restrictions on control share acquisitions contained in Subtitle 7 of Title 3 of the MGCL are not applicable to the Merger, and no other “business combination,” “control share acquisition,” “fair price,” “moratorium” or other similar antitakeover statutes or regulations enacted under state or federal Laws in the United States (any such Laws, “Takeover Statutes”) are applicable to this Agreement, the Mergers or the other Transactions.

3.20. Appraisal Rights. In accordance with Section 3-202 of the MGCL and Section 4.5 of the Company Charter, no dissenters’ rights, appraisal rights or rights of an objecting stockholder shall be available to holders of Company Common Stock in connection with the Transactions.

3.21. Valuation. Except as may be mutually agreed by the parties, the value of each investment asset owned by the Company that is used in connection with the computations made by the Company pursuant to Section 2.4 will be determined in accordance with the valuation policies and procedures set forth in the Company’s compliance policies and procedures approved by the Company Board as of June 30, 2023 and no exceptions to such valuation policies and procedures have been or will be permitted in valuing such assets in connection with the computations pursuant to Section 2.4 for purposes of this Agreement, and the value of all assets owned by the Company other than investment assets that are used in connection with the computations made by the Company pursuant to Section 2.4 will be determined in accordance with GAAP. Except as may be mutually agreed by the parties, all valuations made by third-party valuation agents for such purposes will be made only by valuation agents that have been approved by the Company Board as of or prior to the date hereof. Except as may be mutually agreed by the parties, the fair value of any portfolio securities for which fair value determinations were made by the Company Board for purposes of such computations were or will be determined by the Company Board in good faith in accordance with the valuation methods set forth in the Company’s valuation policies and procedures adopted by the Company Board as of June 30, 2023.

3.22. Opinion of Financial Advisor. The Company Board and the Company Special Committee have received the opinion of J.P. Morgan Securities LLC, financial advisor to the Company Special Committee, to the effect that, as of the date of such opinion and based upon and subject to the various assumptions, limitations, qualifications and other matters set forth therein, the Exchange Ratio was fair, from a financial point of view, to the Company’s stockholders other than BSP and its Affiliates.

3.23. Chapter 11. Neither the Company nor any of its Consolidated Subsidiaries is under the jurisdiction of a court in a “title 11 or similar case” (as defined in Section 368(a)(3)(A) of the Code).

Article IV

REPRESENTATIONS AND WARRANTIES OF THE ACQUIROR AND MERGER SUB

Except with respect to matters that have been Previously Disclosed, the Acquiror and Merger Sub hereby jointly and severally represent and warrant to the Company that:

4.1. Corporate Organization.

(a) The Acquiror is a corporation duly incorporated and validly existing under the Laws of the State of Delaware and in good standing with the DE Secretary and Merger Sub is a corporation duly incorporated and validly existing under the Laws of the State of Maryland and in good standing with the MD SDAT. Each of the Acquiror and Merger Sub has the requisite corporate power and authority to own or lease all of its properties and assets and to carry on its business as it is now being conducted, and is duly licensed or qualified to do business as a foreign corporation in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it makes such licensing or qualification necessary, in each case, other than as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to the Acquiror. The Acquiror has duly elected to be regulated as a BDC, and such election has not been revoked or withdrawn and is in full force and effect.

(b) True, complete and correct copies of the Certificate of Incorporation of the Acquiror, as amended (the “Acquiror Charter”), and the Amended and Restated Bylaws of the Acquiror (the “Acquiror Bylaws”), as in effect as of the date of this Agreement, have previously been publicly filed by the Acquiror.

(c) Each Consolidated Subsidiary of the Acquiror (i) is duly incorporated or duly formed, as applicable to each such Consolidated Subsidiary, and validly existing and in good standing under the Laws of its jurisdiction of incorporation or organization, as applicable, (ii) has the requisite corporate (or similar) power and authority to own or lease all of its properties and assets and to carry on its business as it is now being conducted and (iii) is duly licensed or qualified to do business as a foreign corporation or other business entity in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it makes such licensing or qualification necessary, other than in the case of clauses (ii) and (iii), as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to the Acquiror.

4.2. Capitalization.

(a) The authorized capital stock of the Acquiror consists of (i) 450,000,000 shares of Acquiror Common Stock, of which 25,542,837 shares were outstanding as of the close of business on June 30, 2023 (the “Acquiror Capitalization Date”) and (ii) 50,000,000 shares of Series A preferred stock, par value $0.001 per share, of the Acquiror (“Acquiror Preferred Stock” and, together with Acquiror Common Stock, “Acquiror Stock”), of which 77,500 shares were outstanding as of the Acquiror Capitalization Date. All of the issued and outstanding shares of Acquiror Stock have been duly authorized and validly issued and are fully paid, nonassessable and free of preemptive rights, with no personal liability with respect to the Acquiror attaching to the ownership thereof. All of the shares of Acquiror Common Stock constituting the Merger Consideration will be, when issued pursuant to the terms of the Merger, duly authorized and validly issued and fully paid, nonassessable and free of preemptive rights, with no personal liability with respect to the Acquiror attaching to the ownership thereof. As of the date of this Agreement, no Indebtedness having the right to vote on any matters on which stockholders of the Acquiror may vote (“Acquiror Voting Debt”) is issued or outstanding. As of the Acquiror Capitalization Date, except pursuant to the Acquiror’s dividend reinvestment plan and the terms of the Acquiror Preferred Stock, the Acquiror does not have and is not bound by any Rights calling for the purchase or issuance of, or the payment of any amount based on, any shares of Acquiror Stock, Acquiror Voting Debt or any other equity securities of the Acquiror or any securities representing the right to purchase or otherwise receive any shares of Acquiror Stock, Acquiror Voting Debt or other equity securities of the Acquiror. Except pursuant to the terms of the Acquiror Preferred Stock, there are no obligations of the Acquiror or any of its Consolidated Subsidiaries (i) to repurchase, redeem or otherwise acquire any shares of capital stock of the Acquiror, Acquiror Voting Debt or any equity security of the Acquiror or its Consolidated Subsidiaries or any securities representing the right to purchase or otherwise receive any shares of capital stock, Acquiror Voting Debt or any other equity security of the Acquiror or its Consolidated Subsidiaries or (ii) pursuant to which the Acquiror or any of its Consolidated Subsidiaries is or could be required to register shares of the Acquiror’s capital stock or other securities under the Securities Act. All of the outstanding shares of Acquiror Stock have been issued in compliance with applicable Law in all material respects.

(b) All of the issued and outstanding shares of capital stock or other equity ownership interests of each Consolidated Subsidiary of the Acquiror are owned by the Acquiror, directly or indirectly, free and clear of any Liens, and all of such shares or equity ownership interests are duly authorized and validly issued and are fully paid, nonassessable (in respect of corporate entities) and free of preemptive rights. No Consolidated Subsidiary of the Acquiror has or is bound by any outstanding Rights calling for the purchase or issuance of, or the payment of any amount based on, any shares of capital stock or any other equity security of such Consolidated Subsidiary or any securities representing the right to purchase or otherwise receive any shares of capital stock or any other equity security of such Consolidated Subsidiary.

4.3. Authority; No Violation.

(a) The Acquiror has all requisite corporate power and authority to execute and deliver this Agreement and, subject to obtaining the Acquiror Requisite Vote, execute and deliver the New Acquiror Advisory Agreement and consummate the Transactions. The execution and delivery of this Agreement and, subject to obtaining the Acquiror Requisite Vote, the execution and delivery of the New Acquiror Advisory Agreement and the consummation of the Transactions have been duly and validly approved by the Acquiror Board. Merger Sub has all requisite corporate power and authority to execute and deliver this Agreement and to consummate the Transactions. The execution and delivery of this Agreement and the consummation of the Transactions have been duly and validly approved by the board of directors of Merger Sub. The Acquiror Board (on the recommendation of the Acquiror Special Committee) has unanimously (i) determined that (A) this Agreement, the New Acquiror Advisory Agreement and the terms of the Mergers and the related Transactions are advisable, fair to and in the best interests of the Acquiror and its stockholders and (B) the interests of the Acquiror’s existing stockholders will not be diluted as a result of the Transactions, (ii) approved, adopted and declared advisable this Agreement, the New Acquiror Advisory Agreement and the Transactions (including the Merger and the Acquiror Matters), (iii) directed that the approval of the Acquiror Matters be submitted to the Acquiror’s stockholders at a duly held meeting of such stockholders (the “Acquiror Stockholders Meeting”) and (iv) resolved to recommend that the stockholders of the Acquiror approve the Acquiror Matters. The board of directors of Merger Sub has unanimously determined that this Agreement and the terms of the Mergers and the related Transactions are advisable, fair to and in the best interests of Merger Sub and its sole stockholder; approved, adopted and declared advisable this Agreement and the Transactions (including the Merger); and resolved to recommend the approval of the Transactions (including the Merger) by the Acquiror, in the Acquiror’s capacity as the sole stockholder of Merger Sub. Except for receipt of the approval of the Acquiror Matters by the affirmative vote of the lesser of (x) 67% of the Acquiror Stock at the Acquiror Stockholders Meeting if the holders of more than 50% of the outstanding shares of Acquiror Stock are present virtually or represented by proxy, or (y) more than 50% of the outstanding shares of Acquiror Stock (the “Acquiror Requisite Vote”), and the approval of the transactions by the Acquiror, as the sole stockholder of Merger Sub (which approval shall occur promptly following the execution of this Agreement), the Mergers and the other Transactions have been authorized by all necessary corporate action on the part of the Acquiror and Merger Sub. This Agreement has been duly and validly executed and delivered by the Acquiror and Merger Sub and (assuming due authorization, execution and delivery by the Company and the Acquiror Adviser) this Agreement constitutes the valid and binding obligation of each of the Acquiror and Merger Sub, enforceable against each of the Acquiror and Merger Sub in accordance with its terms (except as may be limited by the Enforceability Exception). Immediately after the Effective Time, subject to obtaining the Acquiror Requisite Vote, the New Acquiror Advisory Agreement will be duly and validly executed and delivered by the Acquiror and (assuming due authorization, execution and delivery by the Acquiror Adviser) the New Acquiror Advisory Agreement will constitute the valid and binding obligation of the Acquiror, enforceable against the Acquiror in accordance with its terms (except as may be limited by the Enforceability Exception).

(b) Neither the execution and delivery of this Agreement or the New Acquiror Advisory Agreement by the Acquiror and/or Merger Sub, as applicable, nor the consummation by the Acquiror or Merger Sub of the Transactions, nor the performance of this Agreement or the New Acquiror Advisory Agreement by the Acquiror and/or Merger Sub, as applicable, will (i) violate any provision of the Acquiror Charter, the Acquiror Bylaws or the articles of incorporation or bylaws of Merger Sub or (ii) assuming that the consents, approvals and filings referred to in Section 4.3(a) and Section 4.4 are duly obtained and/or made, (A) violate any Law or Order applicable to the Acquiror or any of its Consolidated Subsidiaries or (B) except as Previously Disclosed, violate, conflict with, result in a breach of or the loss of any benefit under, constitute a default (or an event that, with or without the giving of notice or lapse of time, or both, would constitute a default) under, result in the termination of or a right of termination or cancellation under, accelerate the performance required by, require the consent, approval or authorization of, or notice to or filing with any third-party with respect to, or result in the creation of any Lien upon any of the respective properties or assets of the Acquiror or any of its Consolidated Subsidiaries under, any of the terms, conditions or provisions of any Permit, Contract or other obligation to which the Acquiror or any of its Consolidated Subsidiaries is a party or by which any of them or any of their respective properties or assets is bound except, with respect to clause (ii)(B), any such violation, conflict, breach, loss, default, termination, cancellation, acceleration, consent, approval or creation that would not, individually or in the aggregate, reasonably be expected to be material to the Acquiror and its Consolidated Subsidiaries, taken as a whole.

4.4. Governmental Consents. No consents or approvals of, or filings or registrations with, any Governmental Entity are necessary in connection with the consummation by the Acquiror or Merger Sub of the Merger and the other Transactions, except for (i) the filing with the SEC and the applicable state securities regulators of the Joint Proxy Statement/Prospectus and the Registration Statement in which the Joint Proxy Statement/Prospectus will be included as a prospectus, and declaration of effectiveness of the Registration Statement by the SEC and the applicable state securities regulators, (ii) the filing of the First Articles of Merger with and the acceptance for the record of the First Articles of Merger by the MD SDAT in respect of the Merger, (iii) the filing of the Second Articles of Merger with and the acceptance for the record of the Second Articles of Merger by the MD SDAT in respect of the Second Merger, (iv) the filing of the Certificate of Merger with and the acceptance for the record of the Certificate of Merger by the DE Secretary in respect of the Second Merger, (v) any notices or filings under the HSR Act, (vi) the reporting of this Agreement on a Current Report on Form 8-K and (vii) any such consents, approvals, filings or registrations that the failure to obtain or make would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to the Acquiror.

4.5. Reports.

(a) The Acquiror has timely filed or furnished all forms, statements, certifications, reports and documents that it was required to file since the Applicable Date with the SEC (such filings since the Applicable Date, the “Acquiror SEC Reports”), except as would not, individually or in the aggregate, reasonably be expected to be material to the Acquiror and its Consolidated Subsidiaries taken as a whole. To the Acquiror’s knowledge, no Acquiror SEC Report, at the time filed or furnished with the SEC, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances in which they were made, not misleading. To the Acquiror’s knowledge, all Acquiror SEC Reports, as of their respective dates, complied as to form in all material respects with the published rules and regulations of the SEC with respect thereto. None of the Consolidated Subsidiaries of the Acquiror is required to make any filing with the SEC.

(b) Neither the Acquiror nor any of its Consolidated Subsidiaries is subject to any cease-and-desist or other Order or enforcement action issued by, or is a party to any Contract, consent agreement or memorandum of understanding with, or is a party to any commitment letter or similar undertaking to, any Governmental Entity that currently restricts in any material respect the conduct of its business (or to the Acquiror’s knowledge that, upon consummation of the Mergers, would restrict in any material respect the conduct of the business of the Acquiror or any of its Consolidated Subsidiaries), or that in any material manner relates to its capital adequacy, its ability to pay dividends, its credit, risk management or compliance policies, its internal controls, its management or its business, other than those of general application that apply to similarly situated BDCs or their Consolidated Subsidiaries, nor has the Acquiror or any of its Consolidated Subsidiaries been advised in writing or, to the knowledge of the Acquiror, verbally, by any Governmental Entity that it is considering issuing, initiating, ordering, or requesting any of the foregoing.

(c) The Acquiror has made available to the Company all material correspondence with the SEC since the Applicable Date and, as of the date of this Agreement, to the knowledge of the Acquiror, (i) there are no unresolved comments from the SEC with respect to the Acquiror SEC Reports or any SEC examination of the Acquiror and (ii) none of the Acquiror SEC Reports is subject to any ongoing review by the SEC.

4.6. Acquiror Financial Statements.

(a) The financial statements, including the related consolidated schedules of investments, of the Acquiror and its Consolidated Subsidiaries included (or incorporated by reference) in the Acquiror SEC Reports (including the related notes, where applicable) (i) fairly present in all material respects the consolidated results of operations, cash flows, changes in net assets and consolidated financial position of the Acquiror and its Consolidated Subsidiaries for the respective fiscal periods or as of the respective dates therein set forth (except that unaudited statements may not contain notes and are subject to recurring year-end audit adjustments normal in nature and amount), (ii) to the Acquiror’s knowledge, have complied as to form, as of their respective dates of filing with the SEC, in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto and (iii) have been prepared in all material respects in accordance with GAAP consistently applied during the periods involved, except, in each case, as indicated in such statements or in the notes thereto. E&Y has not resigned, threatened resignation or been dismissed as the Acquiror’s independent public accountant as a result of or in connection with any disagreements with the Acquiror on a matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

(b) Except for (A) liabilities reflected or reserved against on the consolidated unaudited balance sheet of the Acquiror as of June 30, 2023 included in the unaudited financial statements set forth in the Acquiror’s quarterly report on Form 10-Q for the quarter ended June 30, 2023 (the “Acquiror Balance Sheet”), (B) liabilities incurred in the ordinary course of business since June 30, 2023, (C) liabilities incurred in connection with this Agreement and the Transactions, (D) liabilities otherwise disclosed in the Acquiror SEC Reports and (E) liabilities that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to the Acquiror, neither the Acquiror nor any of its Consolidated Subsidiaries has any liabilities that would be required to be reflected or reserved against in the Acquiror Balance Sheet in accordance with GAAP.

(c) Neither the Acquiror nor any of its Consolidated Subsidiaries is a party to or has any commitment to become a party to any off-balance sheet joint venture, partnership or similar contract with any unconsolidated Affiliate or “off-balance sheet arrangement” (as defined in Item 303(a) of Regulation S-K promulgated under the Exchange Act).

(d) Since the Applicable Date, (i) neither the Acquiror nor any of its Consolidated Subsidiaries nor, to the knowledge of the Acquiror, any director, officer, auditor, accountant or Representative of the Acquiror or any of its Consolidated Subsidiaries has received or otherwise had or obtained knowledge of any material complaint, allegation, assertion or claim, whether written or oral, regarding the accounting or auditing practices, procedures, methodologies or methods of the Acquiror or any of its Consolidated Subsidiaries or their respective internal accounting controls, including any complaint, allegation, assertion or claim that the Acquiror or any of its Consolidated Subsidiaries has engaged in questionable or illegal accounting or auditing practices or maintains inadequate internal controls over financial reporting (as defined in Rules 13a-15(f) and 15d-15(f) of the Exchange Act), and (ii) no attorney representing the Acquiror or any of its Consolidated Subsidiaries, whether or not employed by the Acquiror or any of its Consolidated Subsidiaries, has reported evidence of a material violation of securities laws, breach of duty or similar violation by the Acquiror or any of its directors, officers or agents to the Acquiror Board or any committee thereof or to any director or officer of the Acquiror.

(e) To the Acquiror’s knowledge, since the Applicable Date, E&Y, which has expressed its opinion with respect to the financial statements of the Acquiror and its Consolidated Subsidiaries included in the Acquiror SEC Reports (including the related notes), has been (i) “independent” with respect to the Acquiror and its Consolidated Subsidiaries within the meaning of Regulation S-X, and (ii) in compliance with subsections (g) through (l) of Section 10A of the Exchange Act and the related rules of the SEC and the Public Company Accounting Oversight Board.

(f)   The principal executive officer and principal financial officer of the Acquiror have made all certifications required by Sections 302 and 906 of the Sarbanes-Oxley Act, and the statements contained in any such certifications are complete and correct, and the Acquiror is otherwise in compliance in all material respects with all applicable effective provisions of the Sarbanes-Oxley Act.

(g) The Acquiror has in all material respects:

(i)   designed and maintained a system of disclosure controls and procedures (as defined in Rules 13a-15(e) and 15d-15(e) promulgated under the Exchange Act) to ensure that all information (both financial and non-financial) required to be disclosed by the Acquiror in the reports that it files or submits to the SEC under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the SEC and that such information is accumulated and communicated to the Acquiror’s management as appropriate to allow timely decisions regarding required disclosure and to allow the Acquiror’s principal executive officer and principal financial officer to make the certifications required under the Exchange Act with respect to such reports;

(ii)   designed and maintained a system of internal controls over financial reporting sufficient to provide reasonable assurance concerning the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP, including reasonable assurance that (A) transactions are executed in accordance with management’s general or specific authorizations, (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets, (C) access to assets is permitted only in accordance with management’s general or specific authorization, (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences and (E) the Acquiror’s management, with the participation of the Acquiror’s principal executive and financial officers, has completed an assessment of the effectiveness of the Acquiror’s internal controls over financial reporting for the fiscal year ended December 31, 2022 in compliance with the requirements of Section 404 of the Sarbanes-Oxley Act, and such assessment concluded that the Acquiror maintained, in all material respects, effective internal control over financial reporting as of December 31, 2022, using the framework specified in the Acquiror’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022; and

(iii) (A) disclosed, based on its most recent evaluation, to its auditors and the audit committee of the Acquiror Board (1) any significant deficiencies or material weaknesses (as defined in the relevant Statement of Auditing Standards) in the design or operation of the Acquiror’s internal controls over financial reporting that are reasonably likely to adversely affect its ability to record, process, summarize and report financial data and (2) any fraud, whether or not material, that involves management or other individuals who have a significant role in its internal controls over financial reporting and (B) identified for the Acquiror’s auditors any material weaknesses in internal controls.

(h) The fair market value of the Acquiror’s investments as of June 30, 2023 (i) was determined in accordance with ASC Topic 820 and (ii) reflects a reasonable estimate of the fair value of such investments as determined in good faith, in accordance with Rule 2a-5 under the Investment Company Act.

(i) To the Acquiror’s knowledge, there is no fraud or suspected fraud affecting the Acquiror involving management of the Acquiror who have significant roles in the Acquiror’s internal control over financial reporting.

4.7. Broker’s Fees. Neither the Acquiror nor any of its Consolidated Subsidiaries nor any of their respective directors, officers or agents has utilized any broker, finder or financial advisor or incurred any liability for any broker’s fees, commissions or finder’s fees in connection with the Mergers or the other Transactions, other than to Keefe, Bruyette & Woods, Inc. pursuant to an engagement letter, a true, complete and correct copy of which has been previously delivered to the Company.

4.8. Absence of Changes or Events. Since December 31, 2022, (i) except as expressly permitted or required by or in connection with the execution and delivery of this Agreement and the consummation of the Transactions, the business of the Acquiror and its Consolidated Subsidiaries has been conducted in the ordinary course of business, (ii) there has not been any Effect that would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to the Acquiror and (iii) there has not been any material action that, if it had been taken after the date hereof, would have required the consent of the Company under Sections 6.1 or 6.3.

4.9. Compliance with Applicable Law; Permits.

(a) Each of the Acquiror and each of its Consolidated Subsidiaries is in compliance, and has been operated in compliance, in all material respects, with all applicable Laws, including, if and to the extent applicable, the Investment Company Act, the Securities Act and the Exchange Act other than as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to the Acquiror. The Acquiror has not received any written or, to the Acquiror’s knowledge, oral notification from a Governmental Entity of any material non-compliance with any applicable Laws, which non-compliance would, individually or in the aggregate, reasonably be expected to be material to the Acquiror and its Consolidated Subsidiaries, taken as a whole.

(b) The Acquiror is in compliance, and since the Applicable Date, has complied with its investment policies and restrictions and portfolio valuation methods, if any, as such policies and restrictions have been set forth in its registration statement (as amended from time to time) or reports that it has filed with the SEC under the Exchange Act and applicable Laws, if any, other than any non-compliance that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to the Acquiror.

(c) The Acquiror has written policies and procedures adopted pursuant to Rule 38a-1 under the Investment Company Act that are reasonably designed to prevent material violations of the “Federal Securities Laws,” as such term is defined in Rule 38a-1(e)(1) under the Investment Company Act. There have been no “Material Compliance Matters” for the Acquiror, as such term is defined in Rule 38a-1(e)(2) under the Investment Company Act, other than those that have been reported to the Acquiror Board and satisfactorily remedied or are in the process of being remedied or those that would not, individually or in the aggregate, reasonably be expected to be material to the Acquiror and its Consolidated Subsidiaries, taken as a whole.

(d) Each of the Acquiror and each of its Consolidated Subsidiaries holds and is in compliance with all Permits required in order to permit the Acquiror and each of its Consolidated Subsidiaries to own or lease their properties and assets and to conduct their businesses under and pursuant to all applicable Law as presently conducted, other than any failure to hold or non-compliance with any such Permit that would not, individually or in the aggregate, reasonably be expected to be material to the Acquiror and its Consolidated Subsidiaries, taken as a whole. All such Permits are valid and in full force and effect, except as would not, individually or in the aggregate, reasonably be expected to be material to the Acquiror and its Consolidated Subsidiaries, taken as a whole. The Acquiror has not received any written or, to the Acquiror’s knowledge, oral notification from a Governmental Entity of any material non-compliance with any such Permits, and no Proceeding is pending or threatened in writing to suspend, cancel, modify, revoke or materially limit any such Permits, which Proceeding would, individually or in the aggregate, reasonably be expected to be material to the Acquiror and its Consolidated Subsidiaries, taken as a whole.

(e) No “affiliated person” (as defined under the Investment Company Act) of the Acquiror has been subject to disqualification to serve in any capacity contemplated by the Investment Company Act for any investment company (including a BDC) under Sections 9(a) and 9(b) of the Investment Company Act, unless, in each case, such Person has received exemptive relief from the SEC with respect to any such disqualification. There is no material Proceeding pending and served or, to the knowledge of the Acquiror, threatened that would result in any such disqualification.

(f)   The minute books and other similar records of the Acquiror maintained since the Applicable Date contain a true and complete record in all material respects of all action taken at all meetings and by all written consents in lieu of meetings of the stockholders of the Acquiror, the Acquiror Board and any committees of the Acquiror Board.

4.10. Acquiror Information. None of the information supplied or to be supplied by the Acquiror for inclusion or incorporation by reference in (i) the Registration Statement will, at the time the Registration Statement is filed with the SEC and the applicable state securities regulators, at any time the Registration Statement is amended or supplemented or at the time the Registration Statement becomes effective under the Securities Act, or (ii) the Joint Proxy Statement/Prospectus will, at the date the Joint Proxy Statement/Prospectus or any amendment or supplement is first mailed to stockholders of the Company or stockholders of the Acquiror or at the time of the Company Stockholders Meeting or the Acquiror Stockholders Meeting, in each case, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances in which they are made, not misleading, except that no representation or warranty is made by the Acquiror with respect to information supplied by the Company or the Acquiror Adviser for inclusion or incorporation by reference in the Registration Statement or the Joint Proxy Statement/Prospectus.

4.11. Taxes and Tax Returns.

(a) The Acquiror and each of its Consolidated Subsidiaries has duly and timely filed (taking into account all applicable extensions) all material Tax Returns required to be filed by it on or prior to the date of this Agreement (all such Tax Returns being accurate and complete in all material respects), has paid all material Taxes shown thereon as arising and has duly paid or made provision for the payment of all material Taxes that have been incurred or are due or claimed to be due from it by federal, state, foreign or local taxing authorities other than Taxes that are not yet delinquent or are being contested in good faith, have not been finally determined and have been adequately reserved against under GAAP. No material Tax Return of the Acquiror or any Consolidated Subsidiary has been examined by the IRS or other relevant taxing authority. There are no material disputes pending, or written claims asserted, for Taxes or assessments upon the Acquiror or any of its Consolidated Subsidiaries for which the Acquiror does not have reserves that are adequate under GAAP. Neither the Acquiror nor any of its Consolidated Subsidiaries is a party to or is bound by any Tax sharing, allocation or indemnification agreement or arrangement (other than such an agreement or arrangement exclusively between or among the Acquiror and its Consolidated Subsidiaries). Within the past five years (or otherwise as part of a “plan (or series of related transactions)” within the meaning of Section 355(e) of the Code of which the Merger is also a part), neither the Acquiror nor any of its Consolidated Subsidiaries has been a “distributing corporation” or a “controlled corporation” in a distribution of stock which qualified or was intended to qualify under Section 355(a) of the Code and to which Section 355 of the Code (or so much of Section 356 of the Code, as it relates to Section 355 of the Code) applied or was intended to apply. Neither the Acquiror nor any of its Consolidated Subsidiaries is required to include in income any adjustment pursuant to Section 481(a) of the Code, no such adjustment has been proposed by the IRS and no pending request for permission to change any accounting method has been submitted by the Acquiror or any of its Consolidated Subsidiaries. Neither the Acquiror nor any of its Consolidated Subsidiaries has participated in a “listed transaction” within the meaning of Treasury Regulation Section 1.6011-4(b)(2). If the Acquiror or any of its Consolidated Subsidiaries has participated in a “reportable transaction” within the meaning of Treasury Regulation Section 1.6011-4(b), such entity has properly disclosed such transaction in accordance with the applicable Tax regulations.

(b) The Acquiror made a valid election under Part I of Subchapter M of Subtitle A, Chapter 1, of the Code to be taxed as a RIC. The Acquiror has qualified as a RIC at all times since the beginning of its first taxable year ended December 31, 2021 and expects to continue to so qualify through the Second Effective Time. No challenge to the Acquiror’s status as a RIC is pending or has been threatened orally or in writing. For each taxable year of the Acquiror ending on or before the Second Effective Time, the Acquiror has satisfied the distribution requirements imposed on a regulated investment company under Section 852 of the Code.

(c) Merger Sub is a newly formed entity created for the purpose of undertaking the Merger and is wholly owned directly by the Acquiror. Prior to the Effective Time, Merger Sub will not have engaged in any other business activities and will have incurred no liabilities or obligations other than as contemplated by this Agreement.

(d) The Acquiror and its Consolidated Subsidiaries have complied in all material respects with all applicable Laws relating to the payment and withholding of Taxes and have, within the time and in the manner prescribed by applicable Law, in all material respects, withheld from and paid over all amounts required to be so withheld and paid over under applicable Laws.

(e) The Acquiror is not aware of any fact or circumstance that could reasonably be expected to prevent the Mergers from qualifying as a “reorganization” within the meaning of Section 368(a) of the Code.

(f)   The Acquiror has no “earnings and profits” for U.S. federal income Tax purposes described in Section 852(a)(2)(B) of the Code.

(g) The Acquiror Previously Disclosed each asset the disposition of which would be subject to rules similar to Section 1374 of the Code as prescribed in IRS Notice 88-19, 1988-1 C.B. 486, or Treasury Regulation Section 1.337(d)-7 and the amount of “net unrealized built-in gain” (within the meaning of Section 1374(d) of the Code) on each such asset. Other than as Previously Disclosed, the Acquiror is not now and will not be subject to corporate-level income taxation on the sale, transfer or other disposition of its assets currently held as a result of the application of Section 337(d) of the Code or the Treasury Regulations promulgated thereunder.

(h) No claim has been made in writing by a taxing authority in a jurisdiction where the Acquiror or any of its Consolidated Subsidiaries does not file Tax Returns that the Acquiror or any such Consolidated Subsidiary is or may be subject to taxation by that jurisdiction, and which, if upheld, would reasonably result in a material Tax liability.

(i) Neither the Acquiror nor any of its Consolidated Subsidiaries has, or has ever had, a permanent establishment in any country other than the United States.

(j) Neither the Acquiror nor any of its Consolidated Subsidiaries has requested a private letter ruling from the IRS or comparable rulings from other taxing authorities.

(k) Neither the Acquiror nor any of its Consolidated Subsidiaries has any liability for the Taxes of another Person other than the Acquiror and its Consolidated Subsidiaries under Treasury Regulation Section 1.1502-6 (or any similar provision of state, local or foreign Law), as a transferee, successor or payable pursuant to a contractual obligation.

(l) Neither the Acquiror nor any of its Consolidated Subsidiaries has ever been a member of a consolidated, combined or unitary Tax group (other than such a group the common parent of which is the Acquiror or any of its Consolidated Subsidiaries).

(m) There are no material Liens for Taxes (other than Taxes not yet due and payable) upon any of the assets of the Acquiror or any of its Consolidated Subsidiaries.

4.12. Litigation. There are no material Proceedings pending or, to the Acquiror’s knowledge, threatened against the Acquiror or any of its Consolidated Subsidiaries. There is no Order binding upon the Acquiror or any of its Consolidated Subsidiaries other than such Orders as would not, individually or in the aggregate, reasonably be expected to be material to the Acquiror and its Consolidated Subsidiaries, taken as a whole.

4.13. Employee Matters. Neither the Acquiror nor any of its Consolidated Subsidiaries has (i) any employees or (ii) any Employee Benefit Plans.

4.14. Certain Contracts.

(a) The Acquiror has Previously Disclosed a complete and accurate list of, and true and complete copies have been delivered or made available (including via EDGAR) to the Company of, all Contracts (collectively, the “Acquiror Material Contracts”) to which, as of the date hereof, the Acquiror or any of its Consolidated Subsidiaries is a party, or by which the Acquiror or any of its Consolidated Subsidiaries may be bound, or, to the knowledge of the Acquiror, to which it or any of its Consolidated Subsidiaries or their respective assets or properties may be subject, with respect to:

(i)   any Contract that is a “material contract” within the meaning of Item 601(b)(10) of the SEC’s Regulation S-K;

(ii)   any loans or credit agreements, mortgages, indentures and other agreements and instruments pursuant to which any Indebtedness of the Acquiror or any of its Consolidated Subsidiaries in an aggregate principal amount in excess of $5,000,000 is outstanding or may be incurred, or any guarantee by the Acquiror or any of its Consolidated Subsidiaries of any Indebtedness in an aggregate principal amount in excess of $5,000,000;

(iii) any non-competition or non-solicitation Contract or any other Contract that limits, purports to limit, or would reasonably be expected to limit in each case in any material respect the manner in which, or the localities in which, any material business of the Acquiror and its Consolidated Subsidiaries, taken as a whole, is or could be conducted or the types of business that the Acquiror and its Consolidated Subsidiaries conducts or may conduct; or

(iv) any Contract that obligates the Acquiror or any of its Consolidated Subsidiaries to conduct any business that is material to the Acquiror and its Consolidated Subsidiaries, taken as a whole, on an exclusive basis with any third party.

(b) Each Acquiror Material Contract is (x) valid and binding on the Acquiror or its applicable Consolidated Subsidiary and, to the Acquiror’s knowledge, each other party thereto, (y) enforceable against the Acquiror or its applicable Consolidated Subsidiary in accordance with its terms (subject to the Enforceability Exception), and (z) is in full force and effect other than in each case as would not, individually or in the aggregate, reasonably be expected to be material to the Acquiror and its Consolidated Subsidiaries, taken as a whole. The investment advisory agreement between the Acquiror and the Acquiror Adviser in effect as of the date of this Agreement (the “Existing Acquiror Advisory Agreement”) has been approved by the Acquiror Board and stockholders of the Acquiror in accordance with Section 15 of the Investment Company Act. Neither the Acquiror nor any of its Consolidated Subsidiaries nor, to the Acquiror’s knowledge, any other party thereto, is in material breach of any provisions of or in default (or, with the giving of notice or lapse of time or both, would be in default) under, and has not taken any action resulting in the termination of, acceleration of performance required by, or resulting in a right of termination or acceleration under, any Acquiror Material Contract other than as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to the Acquiror. No Acquiror Material Contract has been amended, modified or supplemented other than as would not, individually or in the aggregate, reasonably be expected to be material to the Acquiror and its Consolidated Subsidiaries, taken as a whole. No event has occurred with respect to the Acquiror or any of its Consolidated Subsidiaries that, with or without the giving of notice, the lapse of time or both, would constitute a breach or default under any Acquiror Material Contract other than as would not, individually or in the aggregate, reasonably be expected to be material to the Acquiror and its Consolidated Subsidiaries, taken as a whole.

4.15. Insurance Coverage. All material insurance policies maintained by the Acquiror or any of its Consolidated Subsidiaries and that name the Acquiror or any of its Consolidated Subsidiaries as an insured (each, an “Acquiror Insurance Policy”), including the fidelity bond required by the Investment Company Act, are in full force and effect and all premiums due and payable with respect to each Acquiror Insurance Policy have been paid. Neither the Acquiror nor any of its Consolidated Subsidiaries has received written notice of cancellation of any Acquiror Insurance Policy.

4.16. Intellectual Property. The Acquiror and its Consolidated Subsidiaries own, possess or have a valid license or other adequate rights to use all Intellectual Property Rights that are material to the conduct of the business of the Acquiror and its Consolidated Subsidiaries taken as a whole (hereinafter, “Acquiror Intellectual Property Rights”), except where the failure to own, possess or have adequate rights would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to the Acquiror. No claims are pending for which the Acquiror has received written notice or, to the knowledge of the Acquiror, threatened (i) that the Acquiror or any of its Consolidated Subsidiaries is infringing or otherwise violating the rights of any Person with regard to any Intellectual Property Right, or (ii) that any Acquiror Intellectual Property Right is invalid or unenforceable. To the knowledge of the Acquiror, no Person is infringing, misappropriating or using without authorization the rights of the Acquiror or any of its Consolidated Subsidiaries with respect to any Intellectual Property Right, except as would not, individually or in the aggregate, reasonably be expected to be material to the Acquiror and its Consolidated Subsidiaries, taken as a whole.

4.17. Real Property. Neither the Acquiror nor any of its Consolidated Subsidiaries owns or leases any real property.

4.18. Investment Assets. Each of the Acquiror and its Consolidated Subsidiaries has good title to all securities, Indebtedness and other financial instruments owned by it, free and clear of any material Liens, except to the extent such securities, Indebtedness or other financial instruments, as applicable, are pledged to secure obligations of the Acquiror or its Consolidated Subsidiaries pursuant to credit agreements that have been Previously Disclosed and except for Liens consisting of restrictions on transfer agreed to in respect of investments entered into in the ordinary course of business. As of June 30, 2023, the value of investments owned by the Acquiror that are “qualifying investments” for purposes of Section 55(a) of the Investment Company Act was greater than 70% of the value of the Acquiror’s total assets (other than assets described in Section 55(a)(7) of the Investment Company Act). Neither the Acquiror nor any of its Consolidated Subsidiaries owns, or has owned since its inception, any Company Common Stock.

4.19. State Takeover Laws. No restrictions on “business combinations” set forth in any Takeover Statutes are applicable to this Agreement, the New Acquiror Advisory Agreement, the Mergers or the other Transactions.

4.20. Valuation. Except as may be mutually agreed by the parties, the value of each investment asset owned by the Acquiror that is used in connection with the computations made by the Acquiror pursuant to Section 2.4 will be determined in accordance with the valuation policies and procedures set forth in the Acquiror’s compliance policies and procedures approved by the Acquiror Board as of June 30, 2023 and no exceptions to such valuation policies and procedures have been or will be permitted in valuing such assets in connection with the computations pursuant to Section 2.4 for purposes of this Agreement, and the value of all assets owned by the Acquiror other than investment assets that are used in connection with the computations made by the Acquiror pursuant to Section 2.4 will be determined in accordance with GAAP. Except as may be mutually agreed by the parties, all valuations made by third-party valuation agents for such purposes will be made only by valuation agents that have been approved by the Acquiror Board as of or prior to the date hereof. Except as may be mutually agreed by the parties, the fair value of any portfolio securities for which fair value determinations were made by the Acquiror Board for purposes of such computations were or will be determined by the Acquiror Board in good faith in accordance with the valuation methods set forth in the Acquiror’s valuation policies and procedures adopted by the Acquiror Board as of June 30, 2023.

4.21. Opinion of Financial Advisor. The Acquiror Board and the Acquiror Special Committee have received the opinion of Keefe, Bruyette & Woods, Inc., financial advisor to the Acquiror Special Committee, to the effect that, as of the date of such opinion and based upon and subject to the various assumptions, limitations, qualifications and other matters set forth therein, the Exchange Ratio was fair, from a financial point of view, to the Acquiror.

4.22. Chapter 11. Neither the Acquiror nor any of its Consolidated Subsidiaries is under the jurisdiction of a court in a “title 11 or similar case” (as defined in Section 368(a)(3)(A) of the Code).

Article V

REPRESENTATIONS AND WARRANTIES OF THE ACQUIROR ADVISER

Except with respect to matters Previously Disclosed, the Acquiror Adviser hereby represents and warrants to the Company that:

5.1. Organization. The Acquiror Adviser is a limited liability company organized and validly existing under the Laws of the State of Delaware and in good standing with the Secretary of State of the State of Delaware. The Acquiror Adviser has the requisite limited liability company power and authority to own or lease all of its properties and assets and to carry on its business as it is now being conducted, and is duly licensed or qualified to do business as a foreign limited liability company in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it makes such licensing or qualification necessary, in each case, other than as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to the Acquiror Adviser.

5.2. Authority; No Violation.

(a) The Acquiror Adviser has all requisite limited liability company power and authority to execute and deliver this Agreement, and, immediately after the Effective Time, the Acquiror Adviser will have all requisite limited liability company power and authority to execute and deliver the New Acquiror Advisory Agreement. The execution and delivery of this Agreement has been duly and validly approved by the managing members of the Acquiror Adviser, and, immediately after the Effective Time, the execution and delivery of the New Acquiror Advisory Agreement will have been duly and validly approved by the managing members of the Acquiror Adviser. This Agreement has been duly and validly executed and delivered by the Acquiror Adviser and (assuming due authorization, execution and delivery by the Company, the Acquiror and Merger Sub) this Agreement constitutes the valid and binding obligation of the Acquiror Adviser, enforceable against the Acquiror Adviser in accordance with its terms (except as may be limited by the Enforceability Exception). Immediately after the Effective Time, the New Acquiror Advisory Agreement will be duly and validly executed and delivered by the Acquiror Adviser and (assuming due authorization, execution and delivery by the Acquiror) the New Acquiror Advisory Agreement will constitute the valid and binding obligation of the Acquiror Adviser, enforceable against the Acquiror Adviser in accordance with its terms (except as may be limited by the Enforceability Exception).

(b) Neither the execution and delivery of this Agreement or the New Acquiror Advisory Agreement by the Acquiror Adviser, nor the consummation of the Transactions, nor the performance of this Agreement or the New Acquiror Advisory Agreement by the Acquiror Adviser, will (i) violate any provision of the certificate of formation of the Acquiror Adviser or the limited liability company agreement of the Acquiror Adviser or (ii) (A) violate any Law or Order applicable to the Acquiror Adviser or (B) except as set forth in any Contract that was Previously Disclosed, violate, conflict with, result in a breach of or the loss of any benefit under, constitute a default (or an event that, with or without the giving of notice or lapse of time, or both, would constitute a default) under, result in the termination of or a right of termination or cancellation under, accelerate the performance required by, require the consent, approval or authorization of, or notice to or filing with any third-party with respect to, or result in the creation of any Lien upon any of the respective properties or assets of the Acquiror Adviser under, any of the terms, conditions or provisions of any Permit, Contract or other obligation to which the Acquiror Adviser is a party or by which its properties or assets is bound except, with respect to clause (ii)(B), any such violation, conflict, breach, loss, default, termination, cancellation, acceleration, consent, approval or creation that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to the Acquiror Adviser.

(c) No consents or approvals of, or filings or registrations with, any Governmental Entity are necessary in connection with the execution, delivery or performance of this Agreement or the New Acquiror Advisory Agreement by the Acquiror Adviser, except for any such consents, approvals, filings or registrations that the failure to obtain or make would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to the Acquiror Adviser.

5.3. Compliance with Applicable Law; Permits.

(a) The Acquiror Adviser is, and at all times since it became the investment adviser to the Acquiror has been, duly registered as an investment adviser under the Investment Advisers Act.

(b) The Acquiror Adviser is in compliance, and has been operated in compliance, in all material respects, with all applicable Laws other than as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to the Acquiror Adviser. The Acquiror Adviser has not received any written or, to the Acquiror Adviser’s knowledge, oral notification from a Governmental Entity of any material non-compliance with any applicable Laws, which non-compliance would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to the Acquiror Adviser.

(c) The Acquiror Adviser holds and is in compliance with all Permits required in order to permit the Acquiror Adviser to own or lease its properties and assets and to conduct its business under and pursuant to all applicable Law as presently conducted, other than any failure to hold or non-compliance with any such Permit that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to the Acquiror Adviser. All such Permits are valid and in full force and effect, except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to the Acquiror Adviser. The Acquiror Adviser has not received any written or, to the Acquiror Adviser’s knowledge, oral notification from a Governmental Entity of any material non-compliance with any such Permits, and no Proceeding is pending or threatened in writing to suspend, cancel, modify, revoke or materially limit any such Permits, which Proceeding would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to the Acquiror Adviser.

(d) The Acquiror Adviser has implemented written policies and procedures as required by Rule 206(4)-7 under the Investment Advisers Act and, during the period prior to the date of this Agreement that the Acquiror Adviser has been the investment adviser to the Acquiror, the Acquiror Adviser has been in compliance with such policies and procedures, except where the failures to adopt such policies and procedures or to be in compliance would not, individually or in the aggregate, be material to the Acquiror and its Consolidated Subsidiaries, taken as a whole.

(e) During the period prior to the date of this Agreement that it has been the investment adviser to the Acquiror, there has been no material adverse change in the operations, affairs or regulatory status of the Acquiror Adviser.

5.4. Litigation. There are no Proceedings pending or, to the Acquiror Adviser’s knowledge, threatened against the Acquiror Adviser, except as would not reasonably be expected to have a Material Adverse Effect with respect to the Acquiror Adviser. There is no Order binding upon the Acquiror Adviser other than such Orders as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to the Acquiror Adviser.

5.5. Acquiror Adviser Information. None of the information supplied or to be supplied by the Acquiror Adviser for inclusion or incorporation by reference in (i) the Registration Statement will, at the time the Registration Statement is filed with the SEC and the applicable state securities regulators, at any time the Registration Statement is amended or supplemented or at the time the Registration Statement becomes effective under the Securities Act, or (ii) the Joint Proxy Statement/Prospectus will, at the date the Joint Proxy Statement/Prospectus or any amendment or supplement is first mailed to stockholders of the Company or stockholders of the Acquiror or at the time of the Company Stockholders Meeting or the Acquiror Stockholders Meeting, in each case, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, and in the case of the Joint Proxy Statement/Prospectus in light of the circumstances in which they are made, not misleading, except that no representation or warranty is made by the Acquiror Adviser with respect to information supplied by the Company, the Acquiror or Merger Sub for inclusion or incorporation by reference in the Registration Statement or the Joint Proxy Statement/Prospectus.

5.6. Financial Resources. The Acquiror Adviser has the financial resources available to it necessary for the performance of its services and obligations as contemplated in the Registration Statement and the Joint Proxy Statement/Prospectus and under this Agreement.

Article VI

COVENANTS RELATING TO CONDUCT OF BUSINESS

6.1. Conduct of Businesses Prior to the Effective Time. During the period from the date of this Agreement until the earlier of the Effective Time and the date, if any, on which this Agreement is terminated pursuant to Section 9.1, except as may be required by Law, as expressly permitted by this Agreement or with the prior written consent of the Acquiror (with respect to the Company) and the Company (with respect to the Acquiror), which prior written consent shall not be unreasonably delayed, conditioned or withheld, each of the Company and the Acquiror shall, and shall cause each of its respective Consolidated Subsidiaries to, (a) conduct its business in the ordinary course of business and consistent with past practice and each of the Company’s and the Acquiror’s investment objectives and policies as publicly disclosed, respectively, and (b) use reasonable best efforts to maintain and preserve intact its business organization and existing business relationships; provided that in response to the coronavirus (COVID-19) pandemic, each of the Company and the Acquiror may, in connection therewith, take any commercially reasonable actions that the Company or the Acquiror, as applicable, determine are necessary or prudent for such party to take in connection with (i) events surrounding any pandemic or public health emergency caused by the coronavirus (COVID-19) pandemic, (ii) reinitiating or suspending operation of all or a portion of its facilities, (iii) mitigating the adverse effects of such events, pandemic or public health emergency on its business, and (iv) to ensure compliance with any Law.

6.2. Company Forbearances. During the period from the date of this Agreement until the earlier of the Effective Time and the date, if any, on which this Agreement is terminated pursuant to Section 9.1, except as may be required by Law, as expressly permitted by this Agreement or as Previously Disclosed, and acting in a manner consistent with Section 6.1(a), the Company shall not, and shall not permit any of its Consolidated Subsidiaries to, directly or indirectly, without the prior written consent of the Acquiror (which prior written consent shall not be unreasonably delayed, conditioned or withheld):

(a) other than pursuant to the Company’s dividend reinvestment plan as in effect as of the date of this Agreement, issue, deliver, sell or grant, or encumber or pledge, or authorize the creation of (i) any shares of its capital stock, (ii) any Company Voting Debt or other voting securities or (iii) any securities convertible into or exercisable or exchangeable for, or any other Rights to acquire, any such shares or other securities;

(b) (i) make, authorize, declare, pay or set aside any dividend in respect of, or declare or make any distribution on, any shares of its capital stock, except for (A) the authorization, announcement and payment of regular quarterly cash distributions payable on a quarterly basis, consistent with past practices and the Company’s investment objectives and policies as publicly disclosed, (B) a Tax Dividend or (C) dividends payable by any direct or indirect wholly owned Consolidated Subsidiary of the Company to the Company or another direct or indirect wholly owned Consolidated Subsidiary of the Company; (ii) adjust, split, combine, reclassify or take similar action with respect to any of its capital stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for shares of its capital stock or (iii) purchase, redeem or otherwise acquire, any shares of its capital stock or any rights, warrants or options to acquire, or securities convertible into, such capital stock;

(c) sell, transfer, lease, mortgage, encumber or otherwise dispose of any of its assets or properties, except for (i) sales, transfers, leases, mortgages, encumbrances or other dispositions in the ordinary course of business consistent with past practice and the Company’s investment objectives and policies as publicly disclosed, or (ii) encumbrances required to secure Permitted Indebtedness of the Company or any of its Consolidated Subsidiaries;

(d) acquire or agree to acquire all or any portion of the assets, business or properties of any other Person, whether by merger, consolidation, purchase or otherwise or make any other investments, except in a transaction conducted in the ordinary course of business consistent with the Company’s investment objectives and policies as publicly disclosed;

(e) amend the Company Charter, the Company Bylaws or other governing documents or similar governing documents of any of its Consolidated Subsidiaries;

(f)   implement or adopt any material change in its Tax or financial accounting principles, practices or methods, other than as required by applicable Law, GAAP, the SEC or applicable regulatory requirements;

(g) take any action or knowingly fail to take any action that would, or would reasonably be expected to (i) materially delay or materially impede the ability of the parties to consummate the Transactions or (ii) prevent the Mergers from qualifying as a reorganization within the meaning of Section 368(a) of the Code; provided, however, that the foregoing shall not preclude the Company from declaring or paying any Tax Dividend on or before the Closing Date;

(h) incur any Indebtedness for borrowed money or guarantee any Indebtedness of another Person, except for (i) draw-downs with respect to any Previously Disclosed financing arrangements existing as of the date of this Agreement and obligations to fund commitments to portfolio companies entered into in the ordinary course of business and (ii) Permitted Indebtedness;

(i) make or agree to make any new capital expenditure other than obligations to fund commitments to portfolio companies entered into in the ordinary course of business;

(j) (i) file or amend any material Tax Return other than in the ordinary course of business consistent with past practice and the Company’s investment objectives and policies as publicly disclosed; (ii) make, change or revoke any material Tax election or (iii) settle or compromise any material Tax liability or refund;

(k) take any action, or knowingly fail to take any action, which action or failure to act is reasonably likely to cause the Company to fail to qualify or not be subject to tax as a RIC;

(l) enter into any new line of business (it being understood that this prohibition does not apply to any portfolio companies in which the Company or any of its Consolidated Subsidiaries has made a debt or equity investment that is, would or should be reflected in the Company’s schedule of investments included in its quarterly or annual periodic reports that are filed with the SEC);

(m) other than in the ordinary course of business consistent with past practice and the Company’s investment objectives and policies as publicly disclosed, or as permitted by Section 6.2(h), enter into any Contract that would otherwise constitute a Company Material Contract had it been entered into prior to the date of this Agreement;

(n) other than in the ordinary course of business consistent with past practice and the Company’s investment objectives and policies as publicly disclosed, terminate, cancel, renew or agree to any material amendment of, change in or waiver under any Company Material Contract (other than any Company Material Contract related to Permitted Indebtedness);

(o) settle any Proceeding against it, except for Proceedings that (i) are settled in the ordinary course of business consistent with past practice and the Company’s investment objectives and policies as publicly disclosed, in an amount not in excess of $2,500,000 in the aggregate (after reduction by any insurance proceeds actually received); (ii) would not impose any material restriction on the conduct of business of it or any of its Consolidated Subsidiaries or, after the Effective Time, the Acquiror, the Surviving Company or any of their Consolidated Subsidiaries and (iii) would not admit liability, guilt or fault;

(p) except as otherwise expressly contemplated by this Agreement, merge or consolidate the Company or any of its Consolidated Subsidiaries with any Person or enter into any other similar extraordinary corporate transaction, or adopt, recommend, propose or announce an intention to adopt a plan of complete or partial liquidation, dissolution, restructuring, recapitalization or other reorganization of the Company or any of its Consolidated Subsidiaries;

(q) acquire, or agree to acquire, any Acquiror Stock; or

(r) agree to take, make any commitment to take, or adopt any resolutions of the Company Board authorizing, any of the actions prohibited by this Section 6.2.

6.3. Acquiror Forbearances. During the period from the date of this Agreement until the earlier of the Effective Time and the date, if any, on which this Agreement is terminated pursuant to Section 9.1, except as may be required by Law, as expressly permitted by this Agreement or as Previously Disclosed, and acting in a manner consistent with Section 6.1(a), the Acquiror shall not, and shall not permit any of its Consolidated Subsidiaries to, directly or indirectly, without the prior written consent of the Company (which prior written consent shall not be unreasonably delayed, conditioned or withheld):

(a) other than pursuant to the Acquiror’s dividend reinvestment plan as in effect as of the date of this Agreement, issue, deliver, sell or grant, or encumber or pledge, or authorize the creation of (i) any shares of its capital stock, (ii) any Acquiror Voting Debt or other voting securities or (iii) any securities convertible into or exercisable or exchangeable for, or any other Rights to acquire, any such shares or other securities;

(b) (i) make, authorize, declare, pay or set aside any dividend in respect of, or declare or make any distribution on, any shares of its capital stock, except for (A) the authorization, announcement and payment of regular quarterly cash distributions payable on a quarterly basis, consistent with past practices and the Acquiror’s investment objectives and policies as publicly disclosed, (B) the authorization and payment of any dividend or distribution necessary for the Acquiror to maintain its qualification as a RIC or avoid the imposition of any income or excise tax, as reasonably determined by the Acquiror, or (C) dividends payable by any direct or indirect wholly owned Consolidated Subsidiary of the Acquiror to the Acquiror or another direct or indirect wholly owned Consolidated Subsidiary of the Acquiror; (ii) adjust, split, combine, reclassify or take similar action with respect to any of its capital stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for shares of its capital stock or (iii) purchase, redeem or otherwise acquire, any shares of its capital stock or any rights, warrants or options to acquire, or securities convertible into, such capital stock;

(c) sell, transfer, lease, mortgage, encumber or otherwise dispose of any of its assets or properties, except for (i) sales, transfers, leases, mortgages, encumbrances or other dispositions in the ordinary course of business consistent with past practice and the Acquiror’s investment objectives and policies as publicly disclosed, or (ii) encumbrances required to secure Permitted Indebtedness of the Acquiror or any of its Consolidated Subsidiaries;

(d) acquire or agree to acquire all or any portion of the assets, business or properties of any other Person, whether by merger, consolidation, purchase or otherwise or make any other investments, except in a transaction conducted in the ordinary course of business consistent with the Acquiror’s investment objectives and policies as publicly disclosed;

(e) amend the Acquiror Charter, the Acquiror Bylaws or other governing documents or similar governing documents of any of its Consolidated Subsidiaries;

(f) implement or adopt any material change in its Tax or financial accounting principles, practices or methods, other than as required by applicable Law, GAAP, the SEC or applicable regulatory requirements;

(g) take any action or knowingly fail to take any action that would, or would reasonably be expected to (i) materially delay or materially impede the ability of the parties to consummate the Transactions or (ii) prevent the Mergers from qualifying as a reorganization within the meaning of Section 368(a) of the Code;

(h) incur any Indebtedness for borrowed money or guarantee any Indebtedness of another Person, except for (i) draw-downs with respect to any Previously Disclosed financing arrangements existing as of the date of this Agreement and obligations to fund commitments to portfolio companies entered into in the ordinary course of business and (ii) Permitted Indebtedness;

(i) make or agree to make any new capital expenditure other than obligations to fund commitments to portfolio companies entered into in the ordinary course of business;

(j) (i) file or amend any material Tax Return other than in the ordinary course of business consistent with past practice and the Acquiror’s investment objectives and policies as publicly disclosed; (ii) make, change or revoke any material Tax election or (iii) settle or compromise any material Tax liability or refund;

(k) take any action, or knowingly fail to take any action, which action or failure to act is reasonably likely to cause the Acquiror to fail to qualify or not be subject to tax as a RIC;

(l) enter into any new line of business (it being understood that this prohibition does not apply to any portfolio companies in which the Acquiror or any of its Consolidated Subsidiaries has made a debt or equity investment that is, would or should be reflected in the Acquiror’s schedule of investments included in its quarterly or annual periodic reports that are filed with the SEC);

(m) other than in the ordinary course of business consistent with past practice and the Acquiror’s investment objectives and policies as publicly disclosed, or as permitted by Section 6.3(h), enter into any Contract that would otherwise constitute an Acquiror Material Contract had it been entered into prior to the date of this Agreement;

(n) other than in the ordinary course of business consistent with past practice and the Acquiror’s investment objectives and policies as publicly disclosed, terminate, cancel, renew or agree to any material amendment of, change in or waiver under any Acquiror Material Contract (other than any Acquiror Material Contract related to Permitted Indebtedness);

(o) settle any Proceeding against it, except for Proceedings that (i) are settled in the ordinary course of business consistent with past practice and the Acquiror’s investment objectives and policies as publicly disclosed, in an amount not in excess of $2,500,000 in the aggregate (after reduction by any insurance proceeds actually received); (ii) would not impose any material restriction on the conduct of business of it or any of its Consolidated Subsidiaries or, after the Effective Time, the Surviving Company or any of its Consolidated Subsidiaries and (iii) would not admit liability, guilt or fault;

(p) except as otherwise expressly contemplated by this Agreement, merge or consolidate the Acquiror or any of its Consolidated Subsidiaries with any Person or enter into any other similar extraordinary corporate transaction, or adopt, recommend, propose or announce an intention to adopt a plan of complete or partial liquidation, dissolution, restructuring, recapitalization or other reorganization of the Acquiror or any of its Consolidated Subsidiaries;

(q) acquire, or agree to acquire, any Company Common Stock (other than pursuant to the Merger); or

(r) agree to take, make any commitment to take, or adopt any resolutions of the Acquiror Board authorizing, any of the actions prohibited by this Section 6.3.

Article VII

ADDITIONAL AGREEMENTS

7.1. Further Assurances.

(a) Subject to the right of the Company to take any action that constitutes a Company Adverse Recommendation Change as expressly permitted pursuant to Section 7.6, and the right of the Acquiror to take any action that constitutes an Acquiror Adverse Recommendation Change as expressly permitted pursuant to Section 7.7, the parties shall cooperate with each other and use reasonable best efforts to take, or cause to be taken, in good faith, all actions, and to do, or cause to be done, all things necessary, including to promptly prepare and file all necessary documentation, to effect all applications, notices, petitions and filings, to obtain as promptly as practicable all Permits of all Governmental Entities and all Permits, consents, approvals, confirmations and authorizations of all third parties, in each case, that are necessary or advisable, to consummate the Transactions (including the Mergers) in the most expeditious manner practicable, and to comply with the terms and conditions of all such Permits, consents, approvals, confirmations and authorizations of all such third parties and Governmental Entities. In furtherance (but not in limitation) of the foregoing, each of the Acquiror and the Company shall as promptly as practicable file any required applications, notices or other filings under the HSR Act. Subject to applicable Law, the Company and the Acquiror shall have the right to review in advance, and, to the extent practicable, each shall consult the other on all the information relating to the Company or the Acquiror, as the case may be, and any of their respective Consolidated Subsidiaries, that appear in any filing made with, or written materials submitted to, any third-party or any Governmental Entity in connection with the Transactions. In exercising the foregoing right, each of the parties shall act reasonably and as promptly as practicable. The parties shall consult with each other with respect to the obtaining of all Permits, consents, approvals and authorizations of all third parties and Permits of all Governmental Entities necessary or advisable to consummate the Transactions and each party will keep the other reasonably apprised of the status of matters relating to completion of the Transactions. The Acquiror and the Company shall each, in connection with the efforts referenced in this Section 7.1(a) to obtain all requisite Permits for the Transactions under the HSR Act, use its reasonable best efforts to (i) cooperate in all respects with each other in connection with any filing or submission and in connection with any investigation or other inquiry; (ii) keep the other party informed of any communication received by such party from, or given by such party to, the Federal Trade Commission (the “FTC”), the Antitrust Division of the Department of Justice (the “DOJ”), or any other Governmental Entity and (iii) subject to applicable Law, permit the other party to review, in advance, any written communication given by it to, or received from, and consult with each other in advance of any meeting or conference with, the FTC, the DOJ, or any other Governmental Entity, and to the extent permitted by the FTC, the DOJ, or other applicable Governmental Entity, give the other party the opportunity to attend and participate in such meetings and conferences subject to applicable Law.

(b) Notwithstanding anything to the contrary herein, nothing in this Agreement shall require either the Acquiror and its Consolidated Subsidiaries, on the one hand, or the Company and its Consolidated Subsidiaries, on the other hand, to make payments or provide other consideration for the repayment, restructuring or amendment of terms of Indebtedness in connection with the Transactions (including the Mergers), other than any consent fees that were Previously Disclosed.

7.2. Regulatory Matters.

(a) The Acquiror and the Company shall as promptly as practicable jointly prepare and file with the SEC and the applicable state securities regulators the Registration Statement. The Acquiror shall use its reasonable best efforts to have the Registration Statement declared effective under the Securities Act and applicable state Law as promptly as practicable after such filing and to keep the Registration Statement effective as long as necessary to consummate the Mergers. The Company and the Acquiror shall use reasonable best efforts to cause the Joint Proxy Statement/Prospectus to be promptly mailed to their respective stockholders upon such effectiveness. The Company shall use reasonable best efforts to furnish all information concerning the Company and the holders of Company Common Stock as may be reasonably requested by the Acquiror in connection with any such action.

(b) Each of the Acquiror and the Company shall cooperate with the other in the preparation of the Registration Statement and shall furnish to the other all information reasonably requested as may be reasonably necessary or advisable in connection with the Registration Statement. Prior to the Effective Time, each party hereto shall promptly notify the other party (i) upon becoming aware of any event or circumstance that is required to be described in an amendment to the Registration Statement or in a supplement to the Joint Proxy Statement/Prospectus and (ii) after the receipt by it of any comments of the SEC or any applicable state securities regulator with respect to the Joint Proxy Statement/Prospectus or the Registration Statement.

(c) Subject to applicable Law, each of the Acquiror and the Company shall promptly advise the other upon receiving any communication from any Governmental Entity, the consent or approval of which is required for consummation of the Transactions, that causes such party to believe that there is a reasonable likelihood that any Regulatory Approval will not be obtained or that the receipt of any such approval may be materially delayed or conditioned.

7.3. Stockholder Approval.

(a) As of the date of this Agreement, the Company Board (on the recommendation of the Company Special Committee) has unanimously (i) determined that (A) this Agreement and the terms of the Mergers and the related Transactions are advisable, fair to and in the best interests of the Company and its stockholders and (B) the interests of the Company’s existing stockholders will not be diluted as a result of the Transactions, (ii) approved, adopted and declared advisable this Agreement and the Transactions (including the Merger and other Company Matters), (iii) directed that the approval of the Company Matters be submitted to the Company’s stockholders at the Company Stockholders Meeting and (iv) resolved to recommend that the stockholders of the Company approve the Company Matters, including the Merger. Notwithstanding anything to the contrary in Section 7.6, the Company shall submit to its stockholders the Company Matters on the terms and conditions set forth in this Agreement and any other matters required to be approved or adopted by its stockholders in order to carry out the Transactions. In furtherance of that obligation, the Company shall take, in accordance with applicable Law and the Company Charter and the Company Bylaws, all actions necessary to send a notice as promptly as practicable (but in no event later than five (5) Business Days) following the date on which the SEC and the applicable state securities regulators declare the Registration Statement effective of which the Joint Proxy Statement/Prospectus forms a part, to convene the Company Stockholders Meeting, as promptly as practicable thereafter, to consider and vote upon the proposal to approve the Company Matters, including the Merger, on the terms and conditions set forth in this Agreement as well as any other such matters. The record date for the Company Stockholders Meeting shall be determined in prior consultation with the Acquiror. The Company shall use reasonable best efforts to obtain from the Company’s stockholders the Company Requisite Vote to approve the Company Matters, on the terms and conditions set forth in this Agreement, including, subject to Section 7.6, by providing to the Company’s stockholders the recommendation of the Company Board that the stockholders of the Company approve the Company Matters (the “Company Recommendation”) and including the Company Recommendation in the Joint Proxy Statement/Prospectus and by, at the request of the Acquiror, postponing or adjourning the Company Stockholders Meeting to obtain a quorum or solicit additional proxies; provided that the Company shall not postpone or adjourn the Company Stockholders Meeting for any other reason without the prior written consent of the Acquiror (which prior written consent shall not be unreasonably delayed, conditioned or withheld). Without limiting the generality of the foregoing but subject to the Company’s right to terminate this Agreement pursuant to Section 9.1, the Company’s obligations pursuant to this Section 7.3(a) (including its obligation to submit to its stockholders the Company Matters and any other matters required to be approved or adopted by its stockholders in order to carry out the Transactions) shall not be affected by (i) the commencement, public proposal, public disclosure or communication to the Company, its Representatives or its stockholders of any Takeover Proposal (including any Company Superior Proposal), (ii) the Company effecting a Takeover Approval or delivering a Notice of a Company Superior Proposal or (iii) a Company Adverse Recommendation Change.

(b) As of the date of this Agreement, the Acquiror Board (on the recommendation of the Acquiror Special Committee) has unanimously (i) determined that (A) this Agreement, the New Acquiror Advisory Agreement and the terms of the Mergers and the related Transactions are advisable, fair to and in the best interests of the Acquiror and its stockholders and (B) the interests of the Acquiror’s existing stockholders will not be diluted as a result of the Transactions, (ii) approved, adopted and declared advisable this Agreement, the New Acquiror Advisory Agreement and the Transactions (including the Merger and the Acquiror Matters), (iii) directed that the approval of the Acquiror Matters be submitted to the Acquiror’s stockholders at the Acquiror Stockholders Meeting and (iv) resolved to recommend that the stockholders of the Acquiror approve the Acquiror Matters. Notwithstanding anything to the contrary in Section 7.7, the Acquiror shall submit to its stockholders the Acquiror Matters on the terms and conditions set forth in this Agreement and any other matters required to be approved or adopted by its stockholders in order to carry out the Transactions. In furtherance of that obligation, the Acquiror shall take, in accordance with applicable Law and the Acquiror Charter and the Acquiror Bylaws, all actions necessary to send a notice as promptly as practicable (but in no event later than five (5) Business Days) following the date on which the SEC and the applicable state securities regulators declare the Registration Statement effective of which the Joint Proxy Statement/Prospectus forms a part, to convene the Acquiror Stockholders Meeting, as promptly as practicable thereafter, to consider and vote upon the proposal to approve the Acquiror Matters, on the terms and conditions set forth in this Agreement as well as any other such matters. The record date for the Acquiror Stockholders Meeting shall be determined in prior consultation with the Company. The Acquiror shall use reasonable best efforts to obtain from the Acquiror’s stockholders the Acquiror Requisite Vote to approve the Acquiror Matters, on the terms and conditions set forth in this Agreement, including, subject to Section 7.7, by providing to the Acquiror’s stockholders the recommendation of the Acquiror Board that the stockholders of the Acquiror approve the Acquiror Matters (the “Acquiror Recommendation”) and including the Acquiror Recommendation in the Joint Proxy Statement/Prospectus and by, at the request of the Company, postponing or adjourning the Acquiror Stockholders Meeting to obtain a quorum or solicit additional proxies; provided that the Acquiror shall not postpone or adjourn the Acquiror Stockholders Meeting for any other reason without the prior written consent of the Company (which prior written consent shall not be unreasonably delayed, conditioned or withheld). Without limiting the generality of the foregoing but subject to the Acquiror’s right to terminate this Agreement pursuant to Section 9.1, the Acquiror’s obligations pursuant to this Section 7.3(b) (including its obligation to submit to its stockholders the Acquiror Matters and any other matters required to be approved or adopted by its stockholders in order to carry out the Transactions) shall not be affected by (i) the commencement, public proposal, public disclosure or communication to the Acquiror, its Representatives or its stockholders of any Takeover Proposal (including any Acquiror Superior Proposal), (ii) the Acquiror effecting a Takeover Approval or delivering a Notice of an Acquiror Superior Proposal or (iii) an Acquiror Adverse Recommendation Change.

7.4. Indemnification.

(a) Following the Effective Time, the Acquiror shall, to the fullest extent permitted under applicable Law, indemnify, defend and hold harmless and advance expenses to the present and former directors and officers of the Company or any of its Consolidated Subsidiaries (in each case, when acting in such capacity) (each, an “Indemnified Party” and collectively, the “Indemnified Parties”) against all costs or expenses (including, but not limited to, reasonable attorneys’ fees actually incurred, reasonable experts’ fees, reasonable travel expenses, court costs, transcript fees and telecommunications, postage and courier charges), judgments, fines, losses, claims, damages, penalties, amounts paid in settlement or other liabilities (collectively, “Indemnified Liabilities”) incurred in connection with any Proceeding arising out of actions or omissions occurring at or prior to the Effective Time (including the Transactions). In the event of any such Indemnified Liabilities, (i) the Acquiror shall advance to such Indemnified Party, upon request, reimbursement of documented expenses reasonably and actually incurred to the fullest extent permitted under applicable Law (provided, that the Person to whom expenses are advanced, or someone on his or her behalf, provides an undertaking to repay such advances if it is ultimately determined that such Person is not entitled to indemnification and complies with other applicable provisions imposed under the Investment Company Act and interpretations thereof by the SEC or its staff) and (ii) the Acquiror and the applicable Indemnified Parties shall cooperate in the defense of such matter.

(b) Any Indemnified Party wishing to claim indemnification under Section 7.4(a), upon learning of any Proceeding described above, shall promptly notify the Acquiror in writing; provided, that the failure to so notify shall not affect the obligations of the Acquiror under Section 7.4(a) unless the Acquiror is materially prejudiced as a consequence.

(c) If the Acquiror or any of its successors or assigns consolidates with or merges into any other entity and is not the continuing or surviving entity of such consolidation or merger or transfers or otherwise disposes of all or substantially all of its assets to any other entity or consummates any division transaction, then and in each such case, the Acquiror shall cause proper provision to be made so that the successors and assigns of the Acquiror shall assume the obligations set forth in this Section 7.4.

(d) The provisions of this Section 7.4 are (i) intended to be for the benefit of, and shall be enforceable by, each Indemnified Party and his or her heirs and Representatives and (ii) in addition to, and not in substitution for, any other rights to indemnification or contribution that any such person may have by Contract or otherwise.

7.5. No Solicitation.

(a) Each of the Company and the Acquiror shall, and shall cause its respective Affiliates, Consolidated Subsidiaries, and its and each of their respective officers, directors, trustees, managers, employees, consultants, financial advisors, attorneys, accountants and other advisors, representatives and agents (collectively, “Representatives”) to, immediately cease and cause to be terminated any discussions or negotiations with any Person that may be ongoing with respect to, or that are intended to or could reasonably be expected to lead to, a Takeover Proposal, and demand the immediate return or destruction (which destruction shall be certified in writing to the Company or the Acquiror, as applicable) of all confidential information previously furnished to any Person (other than the Company, the Acquiror or their respective Affiliates or Representatives) with respect to any Takeover Proposal. Prior to the Effective Time, subject to Section 7.6 in the case of the Company and Section 7.7 in the case of the Acquiror, each of the Company and the Acquiror shall not, and shall cause its respective Affiliates, Consolidated Subsidiaries and its and their respective Representatives not to: (i) directly or indirectly solicit, initiate, induce, encourage or take any other action (including by providing information) designed to, or which could reasonably be expected to, facilitate any inquiries or the making or submission or implementation of any proposal or offer (including any proposal or offer to its stockholders) with respect to any Takeover Proposal; (ii) approve, publicly endorse or recommend or enter into any agreement, arrangement, discussions or understandings with respect to any Takeover Proposal (including any letter of intent, agreement in principle, memorandum of understanding or confidentiality agreement) or enter into any Contract or understanding (including any letter of intent, agreement in principle, memorandum of understanding or confidentiality agreement) requiring it to abandon, terminate or fail to consummate, or that is intended to or that could reasonably be expected to result in the abandonment of, termination of or failure to consummate, the Merger or any other Transaction; (iii) initiate or participate in any way in any negotiations or discussions regarding, or furnish or disclose to any Person (other than the Acquiror, the Company or their respective Affiliates or Representatives) any information with respect to, or take any other action to facilitate or in furtherance of any inquiries or the making of any proposal that constitutes, or could reasonably be expected to lead to, any Takeover Proposal; (iv) publicly propose or publicly announce an intention to take any of the foregoing actions; or (v) grant any (x) approval pursuant to any Takeover Statute to any Person (other than the Acquiror, the Company or their respective Affiliates) or with respect to any transaction (other than the Transactions) or (y) unless required by applicable fiduciary duties (in the case of the Acquiror) or the applicable standard of conduct (in the case of the Company), waiver or release under any standstill or similar agreement with respect to equity securities of the Company or the Acquiror; provided, however, that notwithstanding the foregoing, the Company and the Acquiror (A) may inform Persons of the provisions contained in this Section 7.5, and (B) shall be permitted to grant a waiver of, or terminate, any standstill or similar agreement of any third party with respect to equity securities of the Acquiror or the Company, as applicable, in order to allow such third party to confidentially submit a Takeover Proposal.

(b) Each of the Company and the Acquiror shall as promptly as reasonably practicable (and in any event within twenty-four (24) hours after receipt) (i) notify the other party in writing of any request for information or any Takeover Proposal and the terms and conditions of such request, Takeover Proposal or inquiry (including the identity of the Person (or group of Persons) making such request, Takeover Proposal or inquiry) and (ii) provide to the other party copies of any written materials received by the Company or the Acquiror or their respective Affiliates or Representatives in connection with any of the foregoing, and the identity of the Person (or group of Persons) making any such request, Takeover Proposal or inquiry or with whom any discussions or negotiations are taking place. Each of the Company and the Acquiror agrees that it shall keep the other party informed on a reasonably current basis of the status and the material terms and conditions (including amendments or proposed amendments) of any such request, Takeover Proposal or inquiry and keep the other party informed on a reasonably current basis of any information requested of or provided by the Company or the Acquiror and as to the status of all discussions or negotiations with respect to any such request, Takeover Proposal or inquiry.

7.6. Company Takeover Proposals.

(a) If on or after the date of this Agreement and at any time prior to the Company Stockholders Meeting: (i) the Company receives an unsolicited bona fide Takeover Proposal (under circumstances in which the Company has complied in all material respects with the provisions of Sections 7.5(a) and (b)) and (ii) the Company Board, including a majority of the Independent Directors of the Company Board, shall have determined in good faith, after consultation with its outside legal counsel and, with respect to financial matters, its financial advisor, that (x) failure to consider such Takeover Proposal would be reasonably likely to be a breach of the standard of conduct applicable to the Company Board and (y) such Takeover Proposal constitutes or is reasonably likely to result in a Company Superior Proposal, then, subject to compliance with this Section 7.6(a), the Company may:

(i)   engage in negotiations or discussions with such Person who has made the unsolicited bona fide Takeover Proposal and provide information in response to a request therefor by a Person who has made such Takeover Proposal if the Company (A) receives from such Person an executed confidentiality agreement with customary terms (but need not contain any standstill provisions) and (B) provides the Acquiror a copy of all such information that has not previously been delivered to the Acquiror simultaneously with delivery to such Person (or such Person’s Representatives or Affiliates); and

(ii)   after fulfilling its obligations under the other provisions of this Section 7.6(a) and Section 7.6(b) below, adopt, approve or recommend, or publicly propose to adopt, approve or recommend such Takeover Proposal, including entering into an agreement with respect thereto (collectively, a “Takeover Approval”).

If on or after the date of this Agreement and at any time prior to the Company Stockholders Meeting, the Company Board, including a majority of the Independent Directors of the Company Board, shall have determined, after consultation with its outside legal counsel, that continued recommendation of the approval of the Company Matters to the Company’s stockholders would be reasonably likely to be a breach of the standard of conduct applicable to the Company Board as a result of a Company Superior Proposal, the Company may (A) withdraw or qualify (or modify or amend in a manner adverse to the Acquiror), or publicly propose to withdraw or qualify (or modify or amend in a manner adverse to the Acquiror), the approval, adoption, recommendation or declaration of advisability by the Company Board of the Company Matters, including the Company Recommendation, and/or (B) fail to include the Company Recommendation in the Joint Proxy Statement/Prospectus (any action described in clause (A) and (B) referred to collectively with any Takeover Approval as a “Company Adverse Recommendation Change”).

(b) Upon any determination that a Takeover Proposal constitutes a Company Superior Proposal, the Company shall promptly provide (and in any event within twenty-four (24) hours of such determination) to the Acquiror a written notice (a “Notice of a Company Superior Proposal”) (i) advising the Acquiror that the Company Board has received a Company Superior Proposal, (ii) specifying in reasonable detail the material terms and conditions of such Company Superior Proposal, including the amount per share or other consideration that the stockholders of the Company will receive in connection with the Company Superior Proposal and including a copy of all written materials provided to or by the Company in connection with such Company Superior Proposal (unless previously provided to the Acquiror), and (iii) identifying the Person making such Company Superior Proposal. The Company shall cooperate and negotiate in good faith with the Acquiror (to the extent the Acquiror desires to negotiate) during the five (5) calendar day period following the Acquiror’s receipt of the Notice of a Company Superior Proposal (it being understood that any amendment to the financial terms or any other material term of such Company Superior Proposal shall require a new notice and a new two (2) calendar day period) to make such adjustments in the terms and conditions of this Agreement as would enable the Company to determine that such Company Superior Proposal is no longer a Company Superior Proposal and proceed with a Company Recommendation without a Company Adverse Recommendation Change. If thereafter the Company Board, including a majority of the Independent Directors of the Company Board, determines, in its reasonable good faith judgment after consultation with its outside legal counsel and, with respect to financial matters, its financial advisor and after giving effect to any proposed adjustments to the terms of this Agreement that such Company Superior Proposal remains a Company Superior Proposal and that the failure to make such Company Adverse Recommendation Change would be reasonably likely to be a breach of the standard of conduct applicable to the Company Board, and the Company has complied in all material respects with Section 7.6(a) above, the Company may terminate this Agreement pursuant to Section 9.1(c)(iv).

(c) Other than as permitted by Section 7.6(a) or Section 7.6(d), neither the Company nor the Company Board shall make any Company Adverse Recommendation Change. Notwithstanding anything herein to the contrary, no Company Adverse Recommendation Change shall change the approval of the Company Matters or any other approval of the Company Board, including in any respect that would have the effect of causing any Takeover Statute or other similar statute to be applicable to the Transactions.

(d) Other than in connection with a Company Takeover Proposal, nothing in this Agreement shall prohibit or restrict the Company Board from taking any action described in clause (A) of the definition of Company Adverse Recommendation Change in response to an Intervening Event (a “Company Intervening Event Recommendation Change”) if (A) prior to effecting any such Company Intervening Event Recommendation Change, the Company promptly notifies the Acquiror, in writing, at least five (5) Business Days (the “Company Intervening Event Notice Period”) before taking such action of its intent to consider such action (which notice shall not, by itself, constitute a Company Adverse Recommendation Change or a Company Intervening Event Recommendation Change), and which notice shall include a reasonably detailed description of the underlying facts giving rise to, and the reasons for taking, such action, (B) the Company shall, and shall cause its Representatives to, during the Company Intervening Event Notice Period, negotiate with the Acquiror in good faith (to the extent the Acquiror desires to negotiate) to make such adjustments in the terms and conditions of this Agreement that would not permit the Company Board to make a Company Intervening Event Recommendation Change, and (C) the Company Board, including a majority of the Independent Directors of the Company Board, determines, after consulting with its outside legal counsel and, with respect to financial matters, its financial advisor, that the failure to effect such a Company Intervening Event Recommendation Change, after taking into account any adjustments made by the Acquiror during the Company Intervening Event Notice Period, would be reasonably likely to be a breach of the standard of conduct applicable to the Company Board.

(e) Nothing contained in this Agreement shall be deemed to prohibit the Company from (i) complying with its disclosure obligations under applicable U.S. federal or state Law with regard to any Takeover Proposal or (ii) making any disclosure to the Company’s stockholders if, after consultation with its outside legal counsel, the Company determines that such disclosure would be required under applicable Law; provided, however, that any such disclosures (other than a “stop, look and listen” communication or similar communication of the type contemplated by Section 14d-9(f) under the Exchange Act) shall be deemed to be a Company Adverse Recommendation Change unless the Company Board expressly publicly reaffirms the Company Recommendation (A) in such communication or (B) within three (3) Business Days after being requested in writing to do so by the Acquiror.

7.7. Acquiror Takeover Proposals.

(a) If on or after the date of this Agreement and at any time prior to the Acquiror Stockholders Meeting: (i) the Acquiror receives an unsolicited bona fide Takeover Proposal (under circumstances in which the Acquiror has complied in all material respects with the provisions of Sections 7.5(a) and (b)) and (ii) the Acquiror Board, including a majority of the Independent Directors of the Acquiror Board, shall have determined in good faith, after consultation with its outside legal counsel and, with respect to financial matters, its financial advisor, that (x) failure to consider such Takeover Proposal would be reasonably likely to be a breach of the Acquiror directors’ fiduciary duties under applicable Law and (y) such Takeover Proposal constitutes or is reasonably likely to result in an Acquiror Superior Proposal, then, subject to compliance with this Section 7.7(a), the Acquiror may:

(i)   engage in negotiations or discussions with such Person who has made the unsolicited bona fide Takeover Proposal and provide information in response to a request therefor by a Person who has made such Takeover Proposal if the Acquiror (A) receives from such Person an executed confidentiality agreement with customary terms (but need not contain any standstill provisions) and (B) provides the Company a copy of all such information that has not previously been delivered to the Company simultaneously with delivery to such Person (or such Person’s Representatives or Affiliates); and

(ii)   after fulfilling its obligations under Section 7.7(b) below, effect a Takeover Approval.

If on or after the date of this Agreement and at any time prior to the Acquiror Stockholders Meeting, the Acquiror Board, including a majority of the Independent Directors of the Acquiror Board, shall have determined, after consultation with its outside legal counsel, that continued recommendation of the approval of the Acquiror Matters to the Acquiror’s stockholders would be reasonably likely to be a breach of the Acquiror directors’ fiduciary duties under applicable Law as a result of an Acquiror Superior Proposal, the Acquiror may (A) withdraw or qualify (or modify or amend in a manner adverse to the Company), or publicly propose to withdraw or qualify (or modify or amend in a manner adverse to the Company), the approval, adoption, recommendation or declaration of advisability by the Acquiror Board of the Acquiror Matters, including the Acquiror Recommendation, and/or (B) fail to include the Acquiror Recommendation in the Joint Proxy Statement/Prospectus (any action described in clause (A) and (B) referred to collectively with any Takeover Approval as an “Acquiror Adverse Recommendation Change”).

(b) Upon any determination that a Takeover Proposal constitutes an Acquiror Superior Proposal, the Acquiror shall promptly provide (and in any event within twenty-four (24) hours of such determination) to the Company a written notice (a “Notice of an Acquiror Superior Proposal”) (i) advising the Company that the Acquiror Board has received an Acquiror Superior Proposal, (ii) specifying in reasonable detail the material terms and conditions of such Acquiror Superior Proposal, including the amount per share or other consideration that the stockholders of the Acquiror will receive in connection with the Acquiror Superior Proposal and including a copy of all written materials provided to or by the Acquiror in connection with such Acquiror Superior Proposal (unless previously provided to the Company), and (iii) identifying the Person making such Acquiror Superior Proposal. The Acquiror shall cooperate and negotiate in good faith with the Company (to the extent the Company desires to negotiate) during the five (5) calendar day period following the Company’s receipt of the Notice of an Acquiror Superior Proposal (it being understood that any amendment to the financial terms or any other material term of such Acquiror Superior Proposal shall require a new notice and a new two (2) calendar day period) to make such adjustments in the terms and conditions of this Agreement as would enable the Acquiror to determine that such Acquiror Superior Proposal is no longer an Acquiror Superior Proposal and proceed with an Acquiror Recommendation without an Acquiror Adverse Recommendation Change. If thereafter the Acquiror Board, including a majority of the Independent Directors of the Acquiror Board, determines, in its reasonable good faith judgment after consultation with its outside legal counsel and, with respect to financial matters, its financial advisor and after giving effect to any proposed adjustments to the terms of this Agreement that such Acquiror Superior Proposal remains an Acquiror Superior Proposal and that the failure to make such Acquiror Adverse Recommendation Change would be reasonably likely to be a breach of the Acquiror directors’ fiduciary duties under applicable Law, and the Acquiror has complied in all material respects with Section 7.7(a) above, the Acquiror may terminate this Agreement pursuant to Section 9.1(d)(iv).

(c) Other than as permitted by Section 7.7(a) or Section 7.7(d), neither the Acquiror nor the Acquiror Board shall make any Acquiror Adverse Recommendation Change. Notwithstanding anything herein to the contrary, no Acquiror Adverse Recommendation Change shall change the approval of the Acquiror Matters or any other approval of the Acquiror Board, including in any respect that would have the effect of causing any Takeover Statute or other similar statute to be applicable to the Transactions.

(d) Other than in connection with an Acquiror Takeover Proposal, nothing in this Agreement shall prohibit or restrict the Acquiror Board from taking any action described in clause (A) of the definition of Acquiror Adverse Recommendation Change in response to an Intervening Event (an “Acquiror Intervening Event Recommendation Change”) if (A) prior to effecting any such Acquiror Intervening Event Recommendation Change, the Acquiror promptly notifies the Company, in writing, at least five (5) Business Days (the “Acquiror Intervening Event Notice Period”) before taking such action of its intent to consider such action (which notice shall not, by itself, constitute an Acquiror Adverse Recommendation Change or an Acquiror Intervening Event Recommendation Change), and which notice shall include a reasonably detailed description of the underlying facts giving rise to, and the reasons for taking, such action, (B) the Acquiror shall, and shall cause its Representatives to, during the Acquiror Intervening Event Notice Period, negotiate with the Company in good faith (to the extent the Company desires to negotiate) to make such adjustments in the terms and conditions of this Agreement that would not permit the Acquiror Board to make an Acquiror Intervening Event Recommendation Change, and (C) the Acquiror Board, including a majority of the Independent Directors of the Acquiror Board, determines, after consulting with its outside legal counsel and, with respect to financial matters, its financial advisor, that the failure to effect such an Acquiror Intervening Event Recommendation Change after taking into account any adjustments made by the Company during the Acquiror Intervening Event Notice Period, would be reasonably likely to be a breach of the Acquiror directors’ fiduciary duties under applicable Law.

(e) Nothing contained in this Agreement shall be deemed to prohibit the Acquiror from (i) complying with its disclosure obligations under applicable U.S. federal or state Law with regard to any Takeover Proposal or (ii) making any disclosure to the Acquiror’s stockholders if, after consultation with its outside legal counsel, the Acquiror determines that such disclosure would be required under applicable Law; provided, however, that any such disclosures (other than a “stop, look and listen” communication or similar communication of the type contemplated by Section 14d-9(f) under the Exchange Act) shall be deemed to be an Acquiror Adverse Recommendation Change unless the Acquiror Board expressly publicly reaffirms the Acquiror Recommendation (A) in such communication or (B) within three (3) Business Days after being requested in writing to do so by the Company.

7.8. Access to Information.

(a) Upon reasonable notice, except as may otherwise be restricted by applicable Law, each of the Company and the Acquiror shall, and shall cause each of its Consolidated Subsidiaries to, afford to the directors, officers, accountants, counsel, advisors and other Representatives of the other party, reasonable access, during normal business hours during the period prior to the Effective Time, to its properties, books, Contracts, and records and, during such period, such party shall, and shall cause its Consolidated Subsidiaries to, make available (including via EDGAR) to the other party all other information concerning its business and properties as the other party may reasonably request; provided that the foregoing shall not require the Company or the Acquiror, as applicable, to afford access to or to disclose any information that in such party’s reasonable judgment would violate any confidentiality obligations to which such party is subject to if after using its reasonable best efforts with respect thereto, it was unable to obtain any required consent to provide such access or make such disclosure; provided, further, that either the Company or the Acquiror may restrict access to the extent required by any applicable Law or as may be necessary to preserve attorney-client privilege or any similar privilege or protection under any circumstances in which such privilege or protection may be jeopardized by such disclosure or access.

(b) No investigation by a party hereto or its Representatives shall affect or be deemed to modify the representations and warranties of the other parties set forth in this Agreement.

7.9. Publicity. The initial press release with respect to the Transactions shall be a joint press release reasonably acceptable to each of the Acquiror, the Company and the Acquiror Adviser. Thereafter, so long as this Agreement is in effect, the Acquiror, the Company and the Acquiror Adviser each shall consult with the others before issuing or causing the publication of any press release or other public announcement with respect to this Agreement, the Mergers or the Transactions, except as may be required by applicable Law or to the extent that such press release or other public announcement relates to any Company Adverse Recommendation Change or Acquiror Adverse Recommendation Change made in accordance with Sections 7.6 or 7.7, respectively, and, to the extent practicable, before such press release or other public announcement is issued or made, the Acquiror, the Company or the Acquiror Adviser, as applicable, shall have used commercially reasonable efforts to advise the other parties of, and consult with the other parties regarding, the text of such press release or other public announcement; provided, that the Acquiror, the Company or the Acquiror Adviser may make any public statement in response to specific questions by analysts, investors or those attending industry conferences or financial analyst conference calls, so long as any such statements are consistent with previous press releases, public disclosures or public statements made in compliance with this Section 7.9.

7.10. Takeover Statutes and Provisions. Neither the Acquiror nor the Company will take any action that would cause the Transactions to be subject to requirements imposed by any Takeover Statutes. Each of the Acquiror and the Company shall take all necessary steps within its control to exempt (or ensure the continued exemption of) those Transactions from, or if necessary challenge the validity or applicability of, any applicable Takeover Statute, as now or hereafter in effect.

7.11. Tax Matters.

(a) Tax Representation Letters. Prior to the Effective Time (or at such other times as requested by counsel), each of the Acquiror and the Company shall execute and deliver to Simpson Thacher & Bartlett LLP tax representation letters (which will be used in connection with the tax opinions contemplated by Sections 8.2(e) and 8.3(e)).

(b) RIC Status. During the period from the date of this Agreement to the Effective Time, except as expressly contemplated or permitted by this Agreement, (i) the Company shall not, and shall not permit any of its Consolidated Subsidiaries to, directly or indirectly, without the prior written consent of the Acquiror take any action, or knowingly fail to take any action, which action or failure to act is reasonably likely to cause the Company to fail to qualify as a RIC, and (ii) the Acquiror shall not, and shall not permit any of its Consolidated Subsidiaries to, directly or indirectly, without the prior written consent of the Company, take any action, or knowingly fail to take any action, which action or failure to act is reasonably likely to cause the Acquiror to fail to qualify as a RIC.

(c) Tax Treatment of Mergers. Unless otherwise required by applicable Law or administrative action, (i) each of the Company, the Acquiror and Merger Sub shall use its reasonable best efforts to cause the Mergers to qualify as a reorganization governed by Section 368(a) of the Code, including by not taking any action that such party knows is reasonably likely to prevent such qualification; and (ii) each of the Company, the Acquiror and Merger Sub shall report the Mergers for U.S. federal income Tax purposes as a reorganization governed by Section 368(a) of the Code.

(d) Tax Opinions. The Company shall use its best efforts to obtain the tax opinion described in Section 8.3(e), and the Acquiror shall use its reasonable best efforts to obtain the tax opinion described in Section 8.2(e).

7.12. Stockholder Litigation. The parties to this Agreement shall reasonably cooperate and consult with one another in connection with the defense and settlement of any Proceeding by the Company’s stockholders or the Acquiror’s stockholders against any of them or any of their respective directors, officers or Affiliates with respect to this Agreement or the Transactions. Each of the Company and the Acquiror (i) shall keep the other party reasonably informed of any material developments in connection with any such Proceeding brought by its stockholders and (ii) shall not settle any such Proceeding without the prior written consent of the other party (such consent not to be unreasonably delayed, conditioned or withheld).

7.13. Section 16 Matters. Prior to the Effective Time, each of the Company Board and the Acquiror Board shall take all such steps as may be required to cause any dispositions of Company Common Stock or acquisitions of Acquiror Common Stock resulting from the Transactions by each individual who is subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to the Company or will become subject to such reporting requirements with respect to the Acquiror, in each case, to be exempt pursuant to Rule 16b-3.

7.14. No Other Representations or Warranties. The parties hereto acknowledge and agree that except for the representations and warranties of the Company in Article III, the representations and warranties of the Acquiror in Article IV and the representations and warranties of the Acquiror Adviser in Article V, none of the Acquiror Adviser, the Company, the Acquiror or any of the Company’s or the Acquiror’s respective Consolidated Subsidiaries or any other Person acting on behalf of the foregoing makes or has relied on any representation or warranty, express or implied.

7.15. Merger of Surviving Company. Immediately after the occurrence of the Effective Time, in accordance with the MGCL and the DGCL, the Surviving Company and the Acquiror shall consummate the Second Merger.

7.16. Coordination of Dividends. The Acquiror and the Company shall coordinate with each other in designating the record and payment dates for any periodic dividends or distributions to their stockholders declared in accordance with this Agreement in any calendar quarter in which the Closing Date might reasonably be expected to occur, and neither the Acquiror nor the Company shall authorize or declare any dividend or distribution to its stockholders after the Determination Date at any time on or before the Closing Date; provided, however, that the foregoing shall not prohibit the Acquiror or the Company from authorizing, declaring or paying any dividend or distribution to its stockholders solely payable in cash in accordance with this Agreement to the extent such dividend or distribution is taken into account in determining the Closing Company Net Asset Value and/or the Closing Acquiror Net Asset Value, as applicable, including a Tax Dividend. Prior to the Closing Date, if the aggregate amount of all (a) dividends paid by the Company on or prior to the date of this Agreement plus (b) all quarterly dividends after the date of this Agreement is less than the amount that should be paid as a dividend to distribute to the Company’s stockholders the amounts set forth in (i) through (iv) of the definition of “Tax Dividend” or otherwise is necessary for the Company to maintain its qualification as a RIC and avoid the imposition of any income or excise tax as reasonably determined by the Company, the Company shall declare a Tax Dividend. After the Closing, the Acquiror, on behalf of the Company, will distribute any Tax Dividend that was declared, but not paid, by the Company for any of its taxable years ended prior to the Effective Time and for all federal income tax purposes, to the fullest extent permitted by applicable Law, the Acquiror and the Company shall treat such payments of any Tax Dividend as a payment of a dividend considered to have been paid by the Company in the Company’s last federal income tax year pursuant to Section 855 of the Code. The Acquiror and the Company shall negotiate in good faith to adjust the Exchange Ratio to account for any Tax Dividends not otherwise reflected in the Closing Company Net Asset Value pursuant to the terms of Section 2.4(b).

Article VIII

CONDITIONS PRECEDENT

8.1. Conditions to Each Party’s Obligations to Effect the Merger. The respective obligations of the parties to effect the Merger shall be subject to the satisfaction or, other than with respect to Section 8.1(a), which shall not be waived by any party hereto, waiver, at or prior to the Effective Time, of the following conditions:

(a) Stockholder Approvals. (i) The Company Matters shall have been approved by the Company Requisite Vote, and (ii) the Acquiror Matters shall have been approved by the Acquiror Requisite Vote.

(b) Registration Statement. The Registration Statement shall have become effective under the Securities Act and applicable state Law, and no stop Order suspending the effectiveness of the Registration Statement shall have been issued and no Proceedings for that purpose shall have been initiated by the SEC or any applicable state securities regulator.

(c) No Injunctions or Restraints; Illegality. No Order issued by any court or agency of competent jurisdiction or other Law preventing, enjoining, restraining or making illegal the consummation of the Mergers or any of the other Transactions shall be in effect.

(d) Regulatory and Other Approvals. All Regulatory Approvals required by applicable Law to consummate the Transactions, including the Mergers, shall have been obtained and shall remain in full force and effect and all statutory waiting periods required by applicable Law in respect thereof shall have expired (including expiration of the applicable waiting period under the HSR Act).

(e) No Litigation. There shall be no Proceeding by any Governmental Entity of competent jurisdiction pending that challenges the Mergers or any of the other Transactions or that otherwise seeks to prevent, enjoin, restrain or make illegal the consummation of the Mergers or any of the other Transactions.

(f)   Net Asset Value Determinations. The determination of both the Closing Acquiror Net Asset Value and the Closing Company Net Asset Value shall have been completed in accordance with Section 2.4.

8.2. Conditions to Obligations of the Acquiror and Merger Sub to Effect the Merger. The obligations of the Acquiror and Merger Sub to effect the Merger are also subject to the satisfaction or waiver by the Acquiror, at or prior to the Effective Time, of the following conditions:

(a) Representations and Warranties of the Company. (i) The representations and warranties of the Company set forth in Section 3.2(a) shall be true and correct in all respects (other than de minimis inaccuracies) as of the date of this Agreement and as of the Closing Date as though made on and as of such date and time (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date); (ii) the representations and warranties of the Company set forth in Section 3.8(ii) shall be true and correct in all respects as of the date of this Agreement and as of the Closing Date as though made on and as of such date and time (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date); (iii) the representations and warranties of the Company set forth in Sections 3.3(a), 3.3(b)(i), 3.7, 3.20 and 3.21 shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date as though made on and as of such date and time (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date); and (iv) the representations and warranties of the Company set forth in this Agreement (other than those set forth in the foregoing clauses (i), (ii) and (iii)) shall be true and correct as of the date of this Agreement and as of the Closing Date as though made on and as of such date and time (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date), without regard to any Material Adverse Effect or other materiality qualification to such representations and warranties, provided, however, that notwithstanding anything herein to the contrary, the condition set forth in this Section 8.2(a)(iv) shall be deemed to have been satisfied even if any such representations and warranties of the Company are not so true and correct, without regard to any Material Adverse Effect or other materiality qualification to such representations and warranties, unless the failure of such representations and warranties of the Company to be so true and correct, individually or in the aggregate, has had or would reasonably be expected to have a Material Adverse Effect with respect to the Company.

(b) Performance of Obligations of the Company. The Company shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the Effective Time.

(c) Absence of Company Material Adverse Effect. Since the date of this Agreement there shall not have occurred any condition, change or event that, individually or in the aggregate, has had or would reasonably be expected to have, a Material Adverse Effect in respect of the Company.

(d) Receipt of Company Certificate. The Acquiror shall have received a certificate signed on behalf of the Company by the Chief Executive Officer or the Chief Financial Officer of the Company to the effect that the conditions set forth in Sections 8.2(a), (b) and (c) have been satisfied.

(e) Federal Tax Opinion. The Acquiror shall have received the opinion of its counsel, Simpson Thacher & Bartlett LLP, dated as of the Closing Date, substantially to the effect that, on the basis of facts, representations and assumptions that are consistent with the state of facts existing at the Closing Date, the Mergers will be treated as a reorganization within the meaning of Section 368(a) of the Code. In rendering such opinion, counsel may require and rely upon representations contained in certificates of officers of the Acquiror and the Company delivered pursuant to Section 7.11(a).

8.3. Conditions to Obligations of the Company to Effect the Merger. The obligation of the Company to effect the Merger is also subject to the satisfaction or waiver by the Company, at or prior to the Effective Time, of the following conditions:

(a) Representations and Warranties of the Acquiror, Merger Sub and the Acquiror Adviser. (i) The representations and warranties of the Acquiror set forth in Section 4.2(a) shall be true and correct in all respects (other than de minimis inaccuracies) as of the date of this Agreement and as of the Closing Date as though made on and as of such date and time (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date); (ii) the representations and warranties of the Acquiror and Merger Sub set forth in Section 4.8(ii) shall be true and correct in all respects as of the date of this Agreement and as of the Closing Date as though made on and as of such date and time (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date); (iii) the representations and warranties of the Acquiror and Merger Sub set forth in Sections 4.3(a), 4.3(b)(i) and 4.7 and the representations and warranties of the Acquiror Adviser set forth in Sections 5.2(a) and 5.2(b)(i) shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date as though made on and as of such date and time (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date); and (iv) the representations and warranties of the Acquiror, Merger Sub and the Acquiror Adviser set forth in this Agreement (other than those set forth in the foregoing clauses (i), (ii) and (iii)) shall be true and correct as of the date of this Agreement and as of the Closing Date as though made on and as of such date and time (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date), without regard to any Material Adverse Effect or other materiality qualification to such representations and warranties, provided, however, that notwithstanding anything herein to the contrary, the condition set forth in this Section 8.3(a)(iv) shall be deemed to have been satisfied even if any such representations and warranties of the Acquiror, Merger Sub and the Acquiror Adviser are not so true and correct, without regard to any Material Adverse Effect or other materiality qualification to such representations and warranties, unless the failure of such representations and warranties of the Acquiror, Merger Sub and the Acquiror Adviser to be so true and correct, individually or in the aggregate, has had or would reasonably be expected to have a Material Adverse Effect with respect to the Acquiror, Merger Sub or the Acquiror Adviser, as applicable.

(b) Performance of Obligations of the Acquiror and Merger Sub. The Acquiror and Merger Sub shall have performed in all material respects all obligations required to be performed by them under this Agreement at or prior to the Effective Time.

(c) Absence of Acquiror or Acquiror Adviser Material Adverse Effect. Since the date of this Agreement there shall not have occurred any condition, change or event that, individually or in the aggregate, has had or would reasonably be expected to have, a Material Adverse Effect in respect of the Acquiror or the Acquiror Adviser.

(d) Receipt of Acquiror Certificate. The Company shall have received a certificate signed on behalf of the Acquiror and Merger Sub by the Chief Executive Officer or the Chief Financial Officer of the Acquiror to the effect that the conditions set forth in Sections 8.3(a), (b) and (c) have been satisfied.

(e) Federal Tax Opinion. The Company shall have received the opinion of its counsel, Simpson Thacher & Bartlett LLP, dated as of the Closing Date, substantially to the effect that, on the basis of facts, representations and assumptions that are consistent with the state of facts existing at the Closing Date, the Mergers will be treated as a reorganization within the meaning of Section 368(a) of the Code. In rendering such opinion, counsel may require and rely upon representations contained in certificates of officers of the Acquiror and the Company delivered pursuant to Section 7.11(a).

8.4. Frustration of Closing Conditions. None of the Acquiror, Merger Sub or the Company may rely on the failure of any condition set forth in this Article VIII to be satisfied to excuse performance by such party of its obligations under this Agreement if such failure was caused by such party’s failure to act in good faith or to use its commercially reasonable efforts to consummate the Merger and the other Transactions.

Article IX

TERMINATION AND AMENDMENT

9.1. Termination. This Agreement may be terminated at any time prior to the Effective Time, whether before or after approval of the Company Matters by the stockholders of the Company or the Acquiror Matters by the stockholders of the Acquiror:

(a) by mutual consent of the Company and the Acquiror in a written instrument authorized by each of the Company Board, including a majority of the Independent Directors of the Company, and the Acquiror Board, including a majority of the Independent Directors of the Acquiror;

(b) by either the Company or the Acquiror, if:

(i)   any Governmental Entity that must grant a Regulatory Approval has denied approval of the Transactions (including the Mergers) and such denial has become final and nonappealable, or any Governmental Entity of competent jurisdiction shall have issued a final and nonappealable Order, or promulgated any other Law permanently enjoining or otherwise prohibiting or making illegal the consummation of the Transactions;

(ii)   the Merger shall not have been consummated on or before October 2, 2024 (the “Outside Date”); provided that the right to terminate this Agreement pursuant to this Section 9.1(b)(ii) shall not be available to any party whose failure to fulfill in any material respect any of its obligations under this Agreement has been the cause of, or resulted in, the event giving rise to the failure to close prior to the Outside Date;

(iii) the stockholders of the Company shall have failed to approve the Company Matters by the Company Requisite Vote of the Company’s stockholders at a duly held meeting of the Company’s stockholders or at any adjournment or postponement thereof at which the Company Matters have been voted upon; or

(iv) the stockholders of the Acquiror shall have failed to approve the Acquiror Matters by the Acquiror Requisite Vote of the Acquiror’s stockholders at a duly held meeting of the Acquiror’s stockholders or at any adjournment or postponement thereof at which the Acquiror Matters have been voted upon;

provided, however, that the right to terminate this Agreement pursuant to this Section 9.1(b) shall not be available to any party that has breached in any material respect its obligations under this Agreement in any manner that has been the principal cause of or resulted in the failure to consummate the Transactions;

(c) by the Company, if:

(i)   there shall have been a breach of any of the covenants or agreements or any of the representations or warranties set forth in this Agreement on the part of the Acquiror, Merger Sub or the Acquiror Adviser, which breach, either individually or in the aggregate, would result in, if occurring or continuing on the Closing Date, the failure of the conditions set forth in Sections 8.3(a), (b) or (c), and such breach is not curable prior to the Outside Date or if curable prior to the Outside Date, has not been cured within thirty (30) days after the giving of notice thereof by the Company to the Acquiror (provided that the Company is not then in material breach of this Agreement so as to cause any of the conditions set forth in Sections 8.1, 8.2(a), 8.2(b) or 8.2(c) not to be satisfied);

(ii) prior to obtaining approval of the Acquiror Matters by the stockholders of the Acquiror (A) an Acquiror Adverse Recommendation Change and/or Takeover Approval shall have occurred, (B) a Takeover Proposal is publicly announced and the Acquiror fails to issue, within ten (10) Business Days after such Takeover Proposal is announced, a press release that reaffirms the Acquiror Recommendation or (C) a tender or exchange offer relating to any shares of Acquiror Stock shall have been commenced by a third party and the Acquiror shall not have sent to its stockholders, within ten (10) Business Days after the commencement of such tender or exchange offer, a statement disclosing that the Acquiror Board recommends rejection of such tender or exchange offer;

(iii) the Acquiror breaches, in any material respect, its obligations under Section 7.5 or Section 7.7; or

(iv) at any time prior to the time the approval of the Company’s stockholders with respect to the Company Matters is obtained, (A) the Company is not in material breach of any of the terms of this Agreement and (B) the Company Board, including a majority of the Independent Directors of the Company, authorizes the Company, subject to complying with the terms of this Agreement (including Section 7.6(b)), to enter into, and the Company enters into, a definitive Contract with respect to a Company Superior Proposal.

(d) by the Acquiror, if:

(i) there shall have been a breach of any of the covenants or agreements or any of the representations or warranties set forth in this Agreement on the part of the Company, which breach, either individually or in the aggregate, would result in, if occurring or continuing on the Closing Date, the failure of the conditions set forth in Sections 8.2(a), (b) or (c), and such breach is not curable prior to the Outside Date or if curable prior to the Outside Date, has not been cured within thirty (30) days after the giving of notice thereof by the Acquiror to the Company (provided that the Acquiror, Merger Sub or the Acquiror Adviser is not then in material breach of this Agreement so as to cause any of the conditions set forth in Sections 8.1, 8.3(a), 8.3(b) or 8.3(c) not to be satisfied);

(ii) prior to obtaining approval of the Company Matters by the stockholders of the Company (A) a Company Adverse Recommendation Change and/or Takeover Approval shall have occurred, (B) a Takeover Proposal is publicly announced and the Company fails to issue, within ten (10) Business Days after such Takeover Proposal is announced, a press release that reaffirms the Company Recommendation or (C) a tender or exchange offer relating to any shares of Company Common Stock shall have been commenced by a third party and the Company shall not have sent to its stockholders, within ten (10) Business Days after the commencement of such tender or exchange offer, a statement disclosing that the Company Board recommends rejection of such tender or exchange offer;

(iii) the Company breaches, in any material respect, its obligations under Section 7.5 or Section 7.6; or

(iv) at any time prior to the time the approval of the Acquiror’s stockholders with respect to the Acquiror Matters is obtained, (A) the Acquiror is not in material breach of any of the terms of this Agreement and (B) the Acquiror Board, including a majority of the Independent Directors of the Acquiror, authorizes the Acquiror, subject to complying with the terms of this Agreement (including Section 7.7(b)), to enter into, and the Acquiror enters into, a definitive Contract with respect to an Acquiror Superior Proposal.

The party desiring to terminate this Agreement pursuant to Section 9.1 shall give written notice of such termination to the other party in accordance with Section 11.2, specifying the provision or provisions hereof pursuant to which such termination is effected.

9.2. [Reserved]

9.3. Effect of Termination. In the event of termination of this Agreement by either the Company or the Acquiror as provided in Section 9.1, this Agreement shall forthwith become void and have no effect, and none of the Acquiror Adviser, the Acquiror, Merger Sub, the Company, any of their respective Affiliates or Consolidated Subsidiaries or any of the officers or directors of any of them shall have any liability of any nature whatsoever under this Agreement, or in connection with the Transactions, except that Section 7.8(b), Article IX and Article XI (including, in each case, any applicable definitions) shall survive any termination of this Agreement; provided, however, that nothing herein shall relieve any party from any liabilities for damages incurred or suffered by another party arising out of the willful or intentional breach by such party of any provision of this Agreement or a failure or refusal by such party to consummate this Agreement and the Transactions when such party was obligated to do so in accordance with the terms hereof.

9.4. Fees and Expenses. All fees and expenses incurred in connection with this Agreement and the Transactions (including the Mergers) shall be paid by the party incurring such fees or expenses, whether or not the Transactions (including the Mergers) are consummated; provided, however, that notwithstanding the foregoing, the following fees and expenses shall be borne proportionately by the Acquiror and the Company by reference to their respective net asset values as of June 30, 2023: (i) costs and expenses of printing and mailing the Joint Proxy Statement/Prospectus, (ii) all filing and other fees paid to the SEC and the applicable state securities regulators in connection with the Mergers, and (iii) fees and expenses for legal services to the Company, the Acquiror and Merger Sub in connection with the Agreement and the Transactions (excluding fees for legal services of independent counsel to the Acquiror Special Committee and the Company Special Committee).

9.5. Amendment. This Agreement may be amended by the parties, by action taken or authorized by their respective boards of directors, at any time before or after approval of the Acquiror Matters by the stockholders of the Acquiror or the Company Matters by the stockholders of the Company; provided, however, that after any approval of the Acquiror Matters by the stockholders of the Acquiror or the Company Matters by the stockholders of the Company, there may not be, without further approval of the applicable party’s stockholders, any amendment of this Agreement that requires such further approval under applicable Law. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties.

9.6. Extension; Waiver. At any time prior to the Effective Time, each party, by action taken or authorized by the Company Board, including the Company Special Committee, or the Acquiror Board, including the Acquiror Special Committee, as applicable, may, to the extent legally allowed, (a) extend the time for the performance of any of the obligations or other acts of the other parties, (b) waive any inaccuracies in the representations and warranties of the other parties contained in this Agreement or (c) waive compliance by the other parties with any of the agreements or conditions contained in this Agreement. Any agreement on the part of a party to any such extension or waiver shall be valid only if set forth in a written instrument signed on behalf of such party, but such extension or waiver or failure to insist on strict compliance with an obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other non-compliance.

Article X

CERTAIN DEFINITIONS

“Acquiror Matters” means (i) the approval of the New Acquiror Advisory Agreement and (ii) any other matters required to be approved or adopted by the stockholders of the Acquiror in order to effect the Transactions.

“Acquiror Per Share NAV” means the quotient of (i) the Closing Acquiror Net Asset Value divided by (ii) the number of shares of Acquiror Common Stock issued and outstanding as of the Determination Date.

“Acquiror Superior Proposal” means a bona fide written Takeover Proposal that was not knowingly solicited by, or the result of any knowing solicitation by, the Acquiror or any of its Consolidated Subsidiaries or by any of their respective Affiliates or Representatives in violation of this Agreement, made by a third party that would result in such third party becoming the beneficial owner, directly or indirectly, of more than 75% of the total voting power of the Acquiror or more than 75% of the assets of the Acquiror on a consolidated basis (a) on terms which the Acquiror Board determines in good faith to be superior for the stockholders of the Acquiror (in their capacity as stockholders), taken as a group, from a financial point of view as compared to the Merger (after giving effect to any alternative proposed by the Company in accordance with Section 7.7), (b) that is reasonably likely to be consummated (taking into account, among other things, all legal, financial, regulatory and other aspects of the proposal, including any conditions, and the identity of the offeror) in a timely manner and in accordance with its terms and (c) in respect of which any required financing has been determined in good faith by the Acquiror Board (upon the recommendation of the Acquiror Special Committee) to be reasonably likely to be obtained, as evidenced by a written commitment of a reputable financing source.

“Affiliate” of a Person means any other Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with the first Person (it being understood that no portfolio company in which any Person has, directly or indirectly, made a debt or equity investment that is, would or should be reflected in the schedule of investments included in the quarterly or annual reports of such Person that are filed with the SEC shall be an Affiliate of such Person). The term “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise, and the terms “controlled” has a meaning correlative thereto.

“BSP” means Benefit Street Partners L.L.C., a Delaware limited liability company.

“Business Day” means any day other than a Saturday or Sunday or a day on which banks are required or authorized to close in the City of New York, New York.

“Company Administration Agreements” means (i) the administration agreement between the Company and BSP, (ii) the fund administration servicing agreement between the Company and U.S. Bancorp Fund Services, LLC and (iii) the fund accounting servicing agreement between the Company and U.S. Bancorp Fund Services, LLC, each in effect as of the date of this Agreement.

“Company Advisory Agreement” means the investment advisory and management services agreement between the Company and Franklin BSP Lending Adviser, L.L.C. in effect as of the date of this Agreement.

“Company Matters” means (i) the adoption of this Agreement and the approval of the Merger and the other Transactions and (ii) any other matters required to be approved or adopted by the stockholders of the Company in order to effect the Transactions.

“Company Per Share NAV” means the quotient of (i) the Closing Company Net Asset Value divided by (ii) the number of shares of Company Common Stock issued and outstanding as of the Determination Date (excluding any Cancelled Shares).

“Company Superior Proposal” means a bona fide written Takeover Proposal that was not knowingly solicited by, or the result of any knowing solicitation by, the Company or any of its Consolidated Subsidiaries or by any of their respective Affiliates or Representatives in violation of this Agreement, made by a third party that would result in such third party becoming the beneficial owner, directly or indirectly, of more than 75% of the total voting power of the Company or more than 75% of the assets of the Company on a consolidated basis (a) on terms which the Company Board determines in good faith to be superior for the stockholders of the Company (in their capacity as stockholders), taken as a group, from a financial point of view as compared to the Merger (after giving effect to any alternative proposed by the Acquiror in accordance with Section 7.6), (b) that is reasonably likely to be consummated (taking into account, among other things, all legal, financial, regulatory and other aspects of the proposal, including any conditions, and the identity of the offeror) in a timely manner and in accordance with its terms and (c) in respect of which any required financing has been determined in good faith by the Company Board (upon the recommendation of the Company Special Committee) to be reasonably likely to be obtained, as evidenced by a written commitment of a reputable financing source.

“Consolidated Subsidiary”, when used with respect to any Person, means any corporation, partnership, limited liability company or other Person, whether incorporated or unincorporated, that is consolidated with such Person for financial reporting purposes under GAAP.

“Contract” means any agreement, contract, lease, mortgage, evidence of indebtedness, indenture, license or instrument, whether oral or written, and shall include each amendment, supplement and modification to the foregoing, to which a Person or any of its Consolidated Subsidiaries is a party or by which any of them may be bound.

“EDGAR” means the SEC’s Electronic Data Gathering Analysis and Retrieval System.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules promulgated thereunder.

“Exchange Ratio” means the quotient (rounded to four decimal places) of (i) the Company Per Share NAV divided by (ii) the Acquiror Per Share NAV.

“Governmental Entity” means any federal, state, local or foreign government or other governmental body, any agency, commission or authority thereof, any regulatory or administrative authority, any quasi-governmental body, any self-regulatory agency, any court, tribunal or judicial body, or any political subdivision, department or branch of any of the foregoing.

“Indebtedness” shall mean (a) any indebtedness or other obligation for borrowed money, (b) any indebtedness evidenced by a note, bond, debenture or similar instrument, (c) any liabilities or obligations with respect to interest rate swaps, collars, caps and similar hedging obligations, (d) any capitalized lease obligations, (e) any direct or contingent obligations under letters of credit, bankers’ acceptances, bank guarantees, surety bonds and similar instruments, each to the extent drawn upon and unpaid, (f) any obligation to pay the deferred purchase price of property or services (other than trade accounts payable in the ordinary course of business) and (g) guarantees in respect of clauses (a) through (f), in each case excluding obligations to fund commitments to portfolio companies entered into in the ordinary course of business.

“Independent Director” means, with respect to the Acquiror or the Company, each director who is not an “interested person” of the Acquiror or the Company, as the case may be, as defined in the Investment Company Act.

“Intervening Event” means any event, change or development first occurring or arising after the date hereof that is material to the Acquiror and its Consolidated Subsidiaries, taken as a whole, or the Company and its Consolidated Subsidiaries, taken as whole, that was not known to, or reasonably foreseeable by, the party’s board of directors, as of or prior to the date hereof (or if known or reasonably foreseeable, the material consequences of which were not known or reasonably foreseeable as of the date hereof) and did not result from or arise out of the announcement or pendency of, or any actions required to be taken by such party (or to be refrained from being taken by such party) pursuant to this Agreement; provided, however, that in no event shall the following events, changes or developments constitute an Intervening Event: (a) the receipt, existence, or terms of a Takeover Proposal or any matter relating thereto or consequence thereof or any inquiry, proposal, offer, or transaction from any third party relating to or in connection with a transaction of the nature described in the definition of “Takeover Proposal” (which, for the purposes of the Intervening Event definition, shall be read without reference to the percentage thresholds set forth in the definition thereof); (b) any change in the price of the Acquiror Stock (provided, however, that this clause (b) shall not apply to the underlying causes giving rise to or contributing to such change or prevent any of such underlying causes from being taken into account in determining whether an Intervening Event has occurred unless such underlying causes are otherwise excluded from the definition of Intervening Event); or (c) any changes in general economic or political conditions, except to the extent that such changes have a materially disproportionate adverse impact on the Acquiror and its Consolidated Subsidiaries, taken as a whole, or the Company and its Consolidated Subsidiaries, taken as a whole, relative to other participants of similar sizes engaged in the industries in which, as applicable, the Acquiror or the Company conducts its businesses.

“Investment Advisers Act” means the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder.

“Investment Company Act” means the Investment Company Act of 1940, as amended, and the rules promulgated thereunder.

“knowledge” means for each of the Acquiror, the Company and the Acquiror Adviser, the actual knowledge of their respective executive officers, directors and managing members, as applicable, as of the date of this Agreement.

“Law” means any federal, state, local or foreign law (including the common law), statute, code, ordinance, rule, regulation, judgment, Order, writ, decree or injunction or any Permit or similar right granted by any Governmental Entity.

“Liens” means all security interests, liens, claims, pledges, easements, mortgages, rights of first offer or refusal or other encumbrances.

“Material Adverse Effect” means, with respect to the Acquiror, the Company or the Acquiror Adviser, as the case may be, any event, development, change, effect or occurrence (each, an “Effect”) that is, or would reasonably be expected to be, individually or in the aggregate, materially adverse to (i) the business, operations, condition (financial or otherwise) or results of operations of such party and its Consolidated Subsidiaries, taken as a whole, other than (A) any Effect resulting from or attributable to (1) changes in general economic, social or political conditions or the financial markets in general, including the commencement or escalation of a war, armed hostilities or other material international or national calamity or acts of terrorism or earthquakes, hurricanes, other natural disasters or acts of God, the coronavirus (COVID-19) or any other pandemic (including the impact on economies generally and the results of any actions taken by Governmental Entities in response thereto), (2) general changes or developments in the industries in which such party and its Consolidated Subsidiaries operate, including general changes in Law after the date hereof across such industries, except, in the case of the foregoing clauses (1) and (2), to the extent such changes or developments referred to therein have a materially disproportionate adverse impact on such party and its Consolidated Subsidiaries, taken as a whole, relative to other participants of similar sizes engaged in the industries in which such party conducts its businesses or (3) the announcement of this Agreement or the Transactions or the identities of the parties to this Agreement or (B) any failure to meet internal or published projections or forecasts for any period, as the case may be (provided that the underlying causes of such failure shall be considered in determining whether there is a Material Adverse Effect) or (ii) the ability of such party to timely perform its material obligations under this Agreement or consummate the Merger and the other Transactions.

“New Acquiror Advisory Agreement” means the amended and restated investment advisory agreement between the Acquiror and the Acquiror Adviser substantially in the form attached hereto as Exhibit A.

“Order” means any writ, injunction, judgment, order or decree entered, issued, made or rendered by any Governmental Entity.

“Permit” means any license, permit, variance, exemption, approval, qualification, or Order of any Governmental Entity.

“Permitted Indebtedness” means Indebtedness of the Acquiror or the Company, as applicable, and its respective Consolidated Subsidiaries (i) outstanding as of the date of this Agreement or (ii) incurred after the date of this Agreement to the extent permitted by the Investment Company Act that is substantially consistent with the past practices of the Acquiror or the Company, as applicable.

“Person” means an individual, a (general or limited) partnership, a corporation, a limited liability company, an association, a trust, a joint venture, a Governmental Entity or other legal entity or organization.

“Previously Disclosed” means information (i) with respect to the Company, (A) set forth by the Company in a disclosure schedule, if any, provided by the Company to the Acquiror or (B) previously disclosed since the Applicable Date in any Company SEC Report, (ii) with respect to the Acquiror, (A) set forth by the Acquiror in a disclosure schedule, if any, provided by the Acquiror to the Company or (B) previously disclosed since the Applicable Date in any Acquiror SEC Report, and (iii) with respect to the Acquiror Adviser, set forth by the Acquiror Adviser in a disclosure schedule, if any, provided by the Acquiror Adviser to the Company; provided, however, that any risk factor disclosures contained under the heading “Risk Factors,” any disclosure of risks included in any “forward-looking statements” disclaimer or any other statements that are similarly predictive or forward-looking in nature in any Company SEC Report or Acquiror SEC Report, as the case may be, shall not be deemed to be “Previously Disclosed.”

“Proceeding” means an action, suit, arbitration, investigation, examination, litigation, lawsuit or other proceeding, whether civil, criminal or administrative.

“Regulatory Approvals” means all applications and notices with, and receipt of consents, authorizations, approvals, exemptions or nonobjections from any Governmental Entity.

“SEC” means the U.S. Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended, and the rules promulgated thereunder.

“Takeover Proposal” means any inquiry, proposal, discussions, negotiations or offer from any Person or group of Persons (other than the Acquiror or the Company or any of their respective Affiliates) (a) with respect to a merger, consolidation, tender offer, exchange offer, stock acquisition, asset acquisition, share exchange, business combination, recapitalization, liquidation, dissolution, joint venture or similar transaction involving the Company or the Acquiror, as applicable, or any of such party’s respective Consolidated Subsidiaries, as applicable, or (b) relating to any direct or indirect acquisition, in one transaction or a series of transactions, of (i) assets or businesses (including any mortgage, pledge or similar disposition thereof but excluding any bona fide financing transaction) that constitute or represent, or would constitute or represent if such transaction is consummated, 25% or more of the total assets, net revenue or net income of the Company or the Acquiror, as applicable, and such party’s respective Consolidated Subsidiaries, taken as a whole, or (ii) 25% or more of the outstanding shares of capital stock of, or other equity or voting interests in, the Company or in any of the Company’s Consolidated Subsidiaries or, the Acquiror or in any of the Acquiror’s Consolidated Subsidiaries, as applicable, in each case other than the Merger and the other Transactions.

“Tax” means all federal, state, local, and foreign income, excise, gross receipts, gross income, profits, gains, property, capital, sales, transfer, use, payroll, employment, severance, withholding, duties, franchise, value added and other taxes, charges, levies or like assessments together with all penalties and additions to tax and interest thereon.

“Tax Dividend” means a dividend or dividends, with respect to any applicable tax year, which is deductible pursuant to the dividends paid deduction under Section 562 of the Code, and shall have the effect of distributing to the Company’s stockholders (i) all of its previously undistributed “investment company taxable income” within the meaning of Section 852(b) of the Code (determined without regard to Section 852(b)(2)(D) of the Code), (ii) any prior year shortfall as determined under Section 4982(b)(2) of the Code, (iii) amounts constituting the excess of (A) the amount specified in Section 852(a)(1)(B)(i) of the Code over (B) the amount specified in Section 852(a)(1)(B)(ii) of the Code, and (iv) net capital gain (within the meaning of Section 1222(11) of the Code), if any, in each case recognized either in the applicable tax year or any prior tax year.

“Tax Return” means a report, return, statement, form or other information (including any schedules, attachments or amendments thereto) required to be supplied to a Governmental Entity with respect to Taxes including, where permitted or required, consolidated, combined or unitary returns for any group of entities.

“Transactions” means the transactions contemplated by this Agreement, including the Mergers.

“Treasury Regulations” means all final and temporary federal income tax regulations, as amended from time to time, issued under the Code by the United States Treasury Department.

Table of Definitions

Term:	Section:
Acceptable Courts	11.6
Acquiror	Preamble
Acquiror Adverse Recommendation Change	7.7(a)
Acquiror Adviser	Preamble
Acquiror Balance Sheet	4.6(b)
Acquiror Board	Recitals
Acquiror Bylaws	4.1(b)
Acquiror Capitalization Date	4.2(a)
Acquiror Charter	4.1(b)
Acquiror Common Stock	1.5(b)
Acquiror Insurance Policy	4.15
Acquiror Intellectual Property Rights	4.16
Acquiror Intervening Event Notice Period	7.7(d)
Acquiror Intervening Event Recommendation Change	7.7(d)
Acquiror Material Contracts	4.14(a)
Acquiror Preferred Stock	4.2(a)
Acquiror Recommendation	7.3(b)
Acquiror Requisite Vote	4.3(a)
Acquiror SEC Reports	4.5(a)
Acquiror Special Committee	Recitals
Acquiror Stock	4.2(a)
Acquiror Stockholders Meeting	4.3(a)
Acquiror Voting Debt	4.2(a)
Agreement	Preamble
Applicable Date	3.5(a)
ASC Topic 820	3.6(h)
BDC	Recitals
Book-Entry Shares	1.5(d)
Cancelled Shares	1.5(b)
Certificate of Merger	1.8(a)
Closing	1.2
Closing Acquiror Net Asset Value	2.4(a)
Closing Company Net Asset Value	2.4(b)
Closing Date	1.2
Code	Recitals
Company	Preamble
Company Adverse Recommendation Change	7.6(a)
Company Balance Sheet	3.6(b)
Company Board	Recitals
Company Bylaws	3.1(b)
Company Capitalization Date	3.2(a)
Company Charter	3.1(b)
Company Common Stock	1.5(b)
Company Insurance Policy	3.15
Company Intellectual Property Rights	3.16
Company Intervening Event Notice Period	7.6(d)
Company Intervening Event Recommendation Change	7.6(d)
Company Material Contracts	3.14(a)
Company Recommendation	7.3(a)
Company Requisite Vote	3.3(a)

Term:	Section:
Company SEC Reports	3.5(a)
Company Special Committee	Recitals
Company Stockholders Meeting	3.3(a)
Company Voting Debt	3.2(a)
DE Secretary	1.8(a)
Determination Date	2.4(a)
DGCL	1.8(a)
DOJ	7.1(a)
Effective Time	1.3
Employee Benefit Plans	3.13
Enforceability Exception	3.3(a)
Exchange Agent	2.1
Exchange Fund	2.1
Existing Acquiror Advisory Agreement	4.14(b)
E&Y	3.6(a)
First Articles of Merger	1.3
FTC	7.1(a)
GAAP	3.6(a)
HSR Act	3.4
Indemnified Liabilities	7.4(a)
Indemnified Party	7.4(a)
Intellectual Property Rights	3.16
IRS	3.11(a)
Joint Proxy Statement/Prospectus	3.4
Letter of Transmittal	2.2(a)
MD SDAT	1.3
Merger	Recitals
Merger Consideration	1.5(c)
Merger Sub	Preamble
Mergers	Recitals
MGCL	1.1
Notice of a Company Superior Proposal	7.6(b)
Notice of an Acquiror Superior Proposal	7.7(b)
Outside Date	9.1(b)(ii)
Registration Statement	3.4
Representatives	7.5(a)
RIC	3.11(b)
Rights	3.2(a)
Sarbanes-Oxley Act	3.6(f)
Second Articles of Merger	1.8(a)
Second Effective Time	1.8(a)
Second Merger	Recitals
Surviving Company	Recitals
Takeover Approval	7.6(a)(ii)
Takeover Statutes	3.19

Article XI

GENERAL PROVISIONS

11.1. Nonsurvival of Representations, Warranties and Agreements. None of the representations, warranties, covenants and agreements set forth in this Agreement or in any instrument delivered pursuant to this Agreement shall survive the Effective Time, except for and subject to Section 7.4 and Section 9.4 and for those other covenants and agreements contained in this Agreement that by their express terms apply or are to be performed in whole or in part after the Effective Time.

11.2. Notices. All notices and other communications in connection with this Agreement shall be in writing and shall be deemed given if delivered personally, sent via email (provided that the transmission is followed up within one (1) Business Day by dispatch pursuant to one of the other methods described herein), mailed by registered or certified mail (return receipt requested) or delivered by an express courier (with confirmation) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

If to the Company, to:

Franklin BSP Lending Corporation

9 West 57th Street, 49th Floor, Suite 4920

New York, NY 10019

Attention:	Richard Byrne
Email:	r.byrne@benefitstreetpartners.com

with a copy, which will not constitute notice, to:

Simpson Thacher & Bartlett LLP
900 G Street, N.W.
Washington, DC 20001

Attention:	Steven Grigoriou
Email:	steven.grigoriou@stblaw.com
Attention:	Christopher Healey
Email:	christopher.healey@stblaw.com

and

Sullivan & Worchester LLP

1666 K Street, N.W.

Washington, DC 20006

Attention: David Mahaffey

Email:	dmahaffey@sullivanlaw.com
Attention:	David Leahy
Email:	dleahy@sullivanlaw.com

and

Dechert LLP

One International Place

40th Floor, 100 Oliver Street

Boston, MA 02110

Attention:	Thomas J. Friedmann
Email:	thomas.friedmann@dechert.com
Attention:	Eric S. Siegel
Email:	eric.siegel@dechert.com

If to the Acquiror or Merger Sub, to:

Franklin BSP Capital Corporation

9 West 57th Street, 49th Floor, Suite 4920

New York, NY 10019

Attention:	Richard Byrne
Email:	r.byrne@benefitstreetpartners.com

with a copy, which will not constitute notice, to:

Simpson Thacher & Bartlett LLP

900 G Street, N.W.

Washington, DC 20001

Attention:	Steven Grigoriou
Email:	steven.grigoriou@stblaw.com
Attention:	Christopher Healey
Email:	christopher.healey@stblaw.com

and

Sullivan & Worchester LLP

1666 K Street, N.W.

Washington, DC 20006

Attention:	David Mahaffey
Email:	dmahaffey@sullivanlaw.com
Attention:	David Leahy
Email:	dleahy@sullivanlaw.com

and

Dechert LLP

One International Place

40th Floor, 100 Oliver Street

Boston, MA 02110

Attention:	Thomas J. Friedmann
Email:	thomas.friedmann@dechert.com
Attention:	Eric S. Siegel
Email:	eric.siegel@dechert.com

If to the Acquiror Adviser, to:

Franklin BSP Capital Adviser L.L.C.

9 West 57th Street, 49th Floor, Suite 4920

New York, NY 10019

Attention:	Richard Byrne
Email:	r.byrne@benefitstreetpartners.com

with a copy, which will not constitute notice, to:

Simpson Thacher & Bartlett LLP

900 G Street, N.W.

Washington, DC 20001

Attention:	Steven Grigoriou
Email:	steven.grigoriou@stblaw.com
Attention:	Christopher Healey
Email:	christopher.healey@stblaw.com

and

Dechert LLP

One International Place

40th Floor, 100 Oliver Street

Boston, MA 02110

Attention:	Thomas J. Friedmann
Email:	thomas.friedmann@dechert.com
Attention:	Eric S. Siegel
Email:	eric.siegel@dechert.com

Each such notice or other communication shall be effective upon receipt (or refusal of receipt).

11.3. Interpretation; Construction. When a reference is made in this Agreement to Articles, Sections, Exhibits or Schedules, such reference shall be to an Article or Section of or Exhibit or Schedule to this Agreement unless otherwise indicated. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.” The terms “cash,” “dollars” and “$” mean United States dollars. All schedules and exhibits hereto shall be deemed part of this Agreement and included in any reference to this Agreement. Any singular term in this Agreement shall be deemed to include the plural, and any plural term the singular. If any term, provision, covenant or restriction contained in this Agreement is held by a court or a federal or state regulatory agency of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions and covenants and restrictions contained in this Agreement shall remain in full force and effect, and shall in no way be affected, impaired or invalidated. If for any reason such court or regulatory agency determines that any term, provision, covenant or restriction is invalid, void or unenforceable, it is the express intention of the parties that such term, provision, covenant or restriction be enforced to the maximum extent permitted. The parties have jointly participated in negotiating and drafting this Agreement. In the event that an ambiguity or a question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement.

11.4. Counterparts. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each of the parties and delivered to the other parties, it being understood that each party need not sign the same counterpart. Counterparts may be delivered via facsimile, electronic mail (including any electronic signature covered by the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other applicable Law) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

11.5. Entire Agreement. This Agreement (including the documents and the instruments referred to in this Agreement), once executed, constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter of this Agreement.

11.6. Governing Law; Jurisdiction; Waiver of Jury Trial. This Agreement shall be governed and construed in accordance with the Laws of the State of Maryland applicable to contracts made and performed entirely within such state, without regard to any applicable conflicts of law principles that would cause the application of the Laws of another jurisdiction, except to the extent governed by the Investment Company Act, in which case the Investment Company Act shall control. The parties hereto agree that any Proceeding brought by any party to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the Transactions shall be brought in the Circuit Court for Baltimore City, Maryland, or if jurisdiction over the matter is vested exclusively in federal courts, the United States District Court for the District of Maryland, Northern Division and the appellate courts to which Orders and judgments therefore may be appealed (collectively, the “Acceptable Courts”). In any such judicial proceeding, each of the parties further consents to the assignment of any proceeding in the Circuit Court for Baltimore City, Maryland to the Business and Technology Case Management Program pursuant to Maryland Rule 16-205 (or any successor thereof). Each of the parties hereto submits to the jurisdiction of any Acceptable Court in any Proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the Transactions and hereby irrevocably waives the benefit of jurisdiction derived from present or future domicile or otherwise in such Proceeding. Each party hereto irrevocably waives, to the fullest extent permitted by Law, any objection that it may now or hereafter have to the laying of the venue of any Proceeding in any such Acceptable Court or that any such Proceeding brought in any such Acceptable Court has been brought in an inconvenient forum. EACH PARTY HERETO ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY. Each party hereto (a) certifies that no Representative of any other party has represented, expressly or otherwise, that such other party would not, in the event of any action, suit or proceeding, seek to enforce the foregoing waiver, (b) certifies that it makes this waiver voluntarily and (c) acknowledges that it and the other parties hereto have been induced to enter into this Agreement, by, among other things, the mutual waiver and certifications in this Section 11.6.

11.7. Assignment; Third Party Beneficiaries. Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned by any of the parties (whether by operation of law or otherwise) without the prior written consent of the other parties. Any purported assignment in contravention hereof shall be null and void. Subject to the preceding sentence, this Agreement shall be binding upon, inure to the benefit of and be enforceable by each of the parties and their respective successors and assigns. Except as otherwise specifically provided in Section 7.4, this Agreement (including the documents and instruments referred to in this Agreement) is not intended to and does not confer upon any Person other than the parties hereto any rights or remedies under this Agreement.

11.8. Specific Performance. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached, and that monetary damages, even if available, would not be an adequate remedy therefor. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any federal or state court located in the State of Maryland, without proof of actual damages (and each party hereby waives any requirement for the securing or posting of any bond in connection with such remedy), this being in addition to any other remedy to which such party is entitled at law or in equity. Each of the parties hereto agrees that it will not oppose the granting of an injunction, specific performance or other equitable relief on the basis that any other party hereto has an adequate remedy at law or that any award of specific performance is not an appropriate remedy for any reason at law or in equity.

[Signature Page Follows]

IN WITNESS WHEREOF, the Acquiror, the Company, Merger Sub and the Acquiror Adviser have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.

FRANKLIN BSP CAPITAL CORPORATION.

By:	/s/ Richard J. Byrne
	Name:	Richard J. Byrne
	Title:	Chief Executive Officer, President and Chairman of the Board

FRANKLIN BSP LENDING CORPORATION

By:	/s/ Richard J. Byrne
	Name:	Richard J. Byrne
	Title:	Chief Executive Officer, President and Chairman of the Board

FRANKLIN BSP MERGER SUB, INC.

By:	/s/ Richard J. Byrne
	Name:	Richard J. Byrne
	Title:	President

FRANKLIN BSP CAPITAL ADVISER, L.L.C.

By:	/s/ Bryan R. Martoken
	Name:	Bryan R. Martoken
	Title:	Authorized Person

Exhibit A

Form of Amended and Restated Investment Advisory Agreement

[See attached.]

AMENDED AND RESTATED INVESTMENT ADVISORY AGREEMENT
BETWEEN
FRANKLIN BSP CAPITAL CORPORATION
AND
FRANKLIN BSP CAPITAL ADVISER L.L.C.

This Amended and Restated Investment Advisory Agreement (this “Agreement”) is made as of [ ], 2023, by and between Franklin BSP Capital Corporation, a Delaware corporation (the “Company”), and Franklin BSP Capital Adviser L.L.C., a Delaware limited liability company (the “Adviser”).

WHEREAS, the Company is a non-diversified, closed-end management investment company that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (together with the rules promulgated thereunder, the “Investment Company Act”);

WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (together with the rules promulgated thereunder, the “Advisers Act”);

WHEREAS, the Company and the Adviser are parties to that certain investment advisory agreement dated September 23, 2020 by and between the Company and the Adviser (the “Prior Agreement”); and

WHEREAS, the Company and the Adviser desire to amend and restate the Prior Agreement to set forth the terms and conditions for the continued provision by the Adviser of investment advisory services to the Corporation.

NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Adviser hereby agree as follows:

Section 1.  Duties of the Adviser.

(a)  Retention of Adviser. The Company hereby appoints the Adviser to act as the investment adviser to the Company and to manage the investment and reinvestment of the assets of the Company, subject to the supervision of the board of directors of the Company (the “Board”), for the period and upon the terms herein set forth in accordance with:

(i) the investment objectives, policies and restrictions that are set forth in the Company’s Registration Statement on Form 10 or Form N-2, as applicable, filed with the Securities and Exchange Commission (the “SEC”), as supplemented, amended or superseded from time to time, and in the Company’s confidential private placement memorandum, as amended from time to time or as may otherwise be set forth in the Company’s reports filed in compliance with the Securities Exchange Act of 1934, as amended, as applicable;

(ii)   during the term of this Agreement, all other applicable federal and state laws, rules and regulations, and the Company’s certificate of incorporation and bylaws, as they may be amended from time to time (the “Organizational Documents”);

(iii) such investment policies, directives, regulatory restrictions as the Company may from time to time establish or issue and communicate to the Adviser in writing; and

(iv)  the Company’s compliance policies and procedures as applicable to the Adviser and as administered by the Company’s chief compliance officer.

(b)  Responsibilities of Adviser. Without limiting the generality of the foregoing, the Adviser shall, during the term and subject to the provisions of this Agreement:

(i) determine the composition and allocation of the Company’s investment portfolio, the nature and timing of any changes therein and the manner of implementing such changes;

Ex. A - 1 -

(ii)   identify, evaluate and negotiate the structure of the investments made by the Company;

(iii)  perform due diligence on prospective portfolio companies;

(iv) execute, close, monitor and service the Company’s investments;

(v)  determine the securities and other assets that the Company shall purchase, retain or sell;

(vi) arrange financings and borrowing facilities for the Company; and

(vii) provide the Company with such other investment advisory, research and related services as the Company may, from time to time, reasonably require for the investment of its funds.

(c)  Power and Authority. To facilitate the Adviser’s performance of these undertakings, but subject to the restrictions contained herein, the Company hereby delegates to the Adviser (which power and authority may be delegated by the Adviser to one or more Sub-Advisers), and the Adviser hereby accepts, the power and authority to act on behalf of and in the name of the Company to effectuate investment decisions for the Company, including the negotiation, execution and delivery of all documents relating to the acquisition and disposition of the Company’s investments, the placing of orders for other purchase or sale transactions on behalf of the Company or any entity in which the Company has a direct or indirect ownership interest, including any interest rate, currency or other derivative instruments, and the engagement of any services providers deemed necessary or appropriate by the Adviser to the exercise of such power and authority. In the event that the Company determines to acquire debt or other financing (or to refinance existing debt or other financing), the Adviser shall use commercially reasonable efforts to arrange for such financing on the Company’s behalf, subject to the oversight and approval of the Board. If it is necessary for the Adviser to make investments or obtain financing on behalf of the Company through a special purpose vehicle or a special tax blocker vehicle, the Adviser shall have authority to create, or arrange for the creation of, such special purpose vehicles and to make investments or obtain financing through such special purpose vehicles in accordance with applicable law. The Company also grants to the Adviser power and authority to engage in all activities and transactions (and anything incidental thereto) that the Adviser deems, in its sole discretion, appropriate, necessary or advisable to carry out its duties pursuant to this Agreement, including the authority to open accounts and deposit, maintain and withdraw funds of the Company or any of its subsidiaries in any bank, savings and loan association, brokerage firm or other financial institution.

(d)  Acceptance of Appointment. The Adviser hereby accepts such appointment and agrees during the term hereof to render the services described herein for the compensation provided herein, subject to the limitations contained herein. Unless and until it resigns or is removed as investment adviser to the Company in accordance with this Agreement, the Adviser, to the extent of its powers as set forth in this Agreement, shall be an agent of the Company for the purpose of the Company’s business, and action taken by the Adviser in accordance with such powers shall bind the Company.

(e) Sub-Advisers. The Adviser is hereby authorized to enter into one or more sub-advisory agreements (each a “Sub-Advisory Agreement”) with other investment advisers (each a “Sub-Adviser”) pursuant to which the Adviser may obtain the services of the Sub-Adviser(s) to assist the Adviser in fulfilling its responsibilities hereunder, subject to the oversight of the Adviser and/or the Company, with the scope of such services and oversight to be set forth in each Sub-Advisory Agreement.

(i)    The Adviser and not the Company shall be responsible for any compensation payable to any Sub-Adviser; provided, however, that the Adviser shall have the right to direct the Company to pay directly any Sub-Adviser the amounts due and payable to such Sub-Adviser from the fees and expenses otherwise payable to the Adviser under this Agreement.

(ii)   Any Sub-Advisory Agreement entered into by the Adviser shall be in accordance with the requirements of the Investment Company Act and the Advisers Act, including without limitation, the requirements of the Investment Company Act relating to Board and Company stockholder approval thereunder, and other applicable federal and state law.

Ex. A - 2 -

(iii) Any Sub-Adviser shall be subject to the same fiduciary duties as are imposed on the Adviser pursuant to this Agreement, the Investment Company Act and the Advisers Act, as well as other applicable federal and state law.

(f)  Independent Contractor Status. The Adviser shall, for all purposes herein provided, be deemed to be an independent contractor and, except as expressly provided or authorized herein, shall have no authority to act for or represent the Company in any way or otherwise be deemed an agent of the Company.

(g)  Record Retention. Subject to review by and the overall control of the Board, the Adviser shall maintain and keep all books, accounts and other records of the Adviser that relate to activities performed by the Adviser hereunder as required under the Investment Company Act and the Advisers Act. The Adviser agrees that all records that it maintains and keeps for the Company shall at all times remain the property of the Company, shall be readily accessible during normal business hours, and shall be promptly surrendered to the Company upon the termination of this Agreement or otherwise on written request by the Company. The Adviser further agrees that the records that it maintains and keeps for the Company shall be preserved in the manner and for the periods prescribed by the Investment Company Act, unless any such records are earlier surrendered as provided above. The Adviser shall have the right to retain copies, or originals where required by Rule 204-2 promulgated under the Advisers Act, of such records to the extent required by applicable law. The Adviser shall maintain records of the locations where books, accounts and records are maintained among the persons and entities providing services directly or indirectly to the Adviser or the Company.

Section 2.  Expenses Payable by the Company.

(a)  Adviser Personnel. All investment personnel of the Adviser, when and to the extent engaged in providing investment advisory services hereunder, and the compensation and routine overhead expenses of such personnel allocable to such services, shall be provided and paid for by the Adviser and not by the Company.

(b)  Company’s Costs. Subject to the limitations on expense reimbursement of the Adviser as set forth in Sections 2(a) and (c), the Company, either directly or through reimbursement to the Adviser, shall bear all out-of-pocket costs and expenses of its operations and its transactions, including, but not limited to, expenses incurred by the Adviser and payable to third parties, including agents, consultants and other advisors, in monitoring the financial and legal affairs of the Company, news and quotation subscriptions, and market or industry research expenses; the cost of calculating the Company’s net asset value; the cost of effecting sales and repurchases of shares of the Company’s common stock and other securities; management and incentive fees payable pursuant to this Agreement; fees payable to third parties, including agents, consultants and other advisors, relating to, or associated with, making investments, and, if necessary, enforcing its rights, and valuing investments (including third-party valuation firms); expenses related to consummated or unconsummated investments, including dead deal or broken deal expenses; rating agency expenses; fees to arrange debt financings for the Company; distributions on the Company’s shares; administration fees payable under the administration agreement (the “Administration Agreement”), by and between the Company and Benefit Street Partners L.L.C., a Delaware limited liability company (the “Administrator”); the allocated costs incurred by the Administrator in providing managerial assistance to those portfolio companies that request it; transfer agent and custodial fees; fees and expenses associated with marketing efforts (including attendance at investment conferences and similar events); accounting, audit and tax preparation expenses; federal and state registration fees; any exchange listing fees; federal, state, local, and other taxes; costs and expenses incurred in relation to compliance with applicable laws and regulations and the operation and administration of the Company generally; independent directors’ fees and expenses, including any legal counsel or other advisors retained by, or at the discretion or for the benefit of, the independent directors; brokerage commissions; costs of proxy statements, stockholders’ reports and notices; costs of preparing government filings, including periodic and current reports with the SEC; the Company’s fidelity bond, directors and officers/errors and omissions liability insurance, and any other insurance premiums; indemnification payments; expenses relating to the development and maintenance of the Company’s website; other operations and technology costs; direct costs and expenses of administration, including printing, mailing, copying, telephone, fees of independent accountants and outside legal costs; and all other expenses incurred by the Company or the Administrator in connection with administering the Company’s business, including, but not limited to, payments under the Administration Agreement based upon the Company’s allocable portion of the Administrator’s overhead in performing its obligations under the Administration Agreement, including rent, travel and the allocable portion of the cost of the Company’s chief compliance officer and chief financial officer and their respective staffs, including operations and tax professionals, and administrative staff providing support services in respect of the Company.

Ex. A - 3 -

For avoidance of doubt, it is agreed and understood that, from time to time, the Adviser or its affiliates may pay amounts or bear costs properly constituting Company expenses as set forth herein or otherwise and that the Company shall reimburse the Adviser or its affiliates for all such costs and expenses that have been paid by the Adviser or its affiliates on behalf of the Company.

(c)  Portfolio Company’s Compensation. In certain circumstances the Adviser, any Sub-Adviser, or any of their respective Affiliates (as defined below), may receive compensation from a portfolio company, in connection with the Company’s investment in such portfolio company. Any compensation received by the Adviser, Sub-Adviser, or any of their respective Affiliates, attributable to the Company’s investment in any portfolio company, in excess of any of the limitations in or exemptions granted from the Investment Company Act, any interpretation thereof by the staff of the SEC, or the conditions set forth in any exemptive relief granted to the Adviser, any Sub-Adviser or the Company by the SEC, shall be delivered promptly to the Company and the Company will retain such excess compensation for the benefit of its stockholders.

Section 3.  Compensation of the Adviser.

The Company agrees to pay, and the Adviser agrees to accept, as compensation for the services provided by the Adviser hereunder, a base management fee (“Base Management Fee”) and an incentive fee (“Incentive Fee”) as hereinafter set forth. Any of the fees payable to the Adviser under this Agreement for any partial calendar quarter shall be appropriately prorated based on the actual number of days elapsed during such partial quarter as a fraction of the number of days in the relevant calendar year.

(a) Base Management Fee. The Base Management Fee is payable quarterly in arrears. The Base Management Fee shall be based on the average value of the Company’s gross assets at the end of the two most recently completed calendar quarters (the “Average Gross Assets”). The Base Management Fee shall be calculated at an annual rate of 1.50% of the Average Gross Assets; provided, that, the Base Management Fee shall be calculated at an annual rate of 1.00% of the Company’s gross assets purchased with borrowed funds above 1.0x debt-to-equity.

(b)  Incentive Fee. The Incentive Fee shall consist of two parts, as follows:

(i)  The first part, referred to as the “Incentive Fee on Income,” shall be calculated and payable quarterly in arrears based on the Company’s “Pre-Incentive Fee Net Investment Income” for the immediately preceding quarter. “Pre-Incentive Fee Net Investment Income” means interest income, dividend income and any other income (including any other fees, other than fees for providing managerial assistance, such as commitment, origination, structuring, diligence and consulting fees or other fees that the Company receives from portfolio companies) accrued during the calendar quarter, minus the Company’s operating expenses for the quarter (including the Base Management Fee, expenses payable under the Administration Agreement and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-Incentive Fee Net Investment Income includes, in the case of investments with a deferred interest feature (such as original issue discount debt instruments with payment-in-kind (“PIK”) interest and zero coupon securities), accrued income that the Company has not yet received in cash. Pre-Incentive Fee Net Investment Income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. For purposes of computing the Company’s Pre-Incentive Fee Net Investment Income, the calculation methodology will look through total return swaps as if the Company owned the referenced assets directly. The payment of the Incentive Fee on Income shall be subject to payment of a preferred return to investors each quarter, expressed as a quarterly rate of return on the value of the Company’s net assets at the end of the most recently completed calendar quarter, subject to a “catch up” feature (as described below).

Ex. A - 4 -

(1)    The calculation of the Incentive Fee on Income is as follows:

(A)  No Incentive Fee on Income shall be payable to the Adviser in any calendar quarter in which the Company’s Pre-Incentive Fee Net Investment Income does not exceed the preferred return rate of 1.50% per quarter (or 6.00% annualized) (the “Preferred Return”) on net assets;

(B)   100% of the Company’s Pre-Incentive Fee Net Investment Income, if any, that exceeds the Preferred Return but is less than or equal to 1.8175% in any calendar quarter (or 7.27% annualized) shall be payable to the Adviser. This portion of the Incentive Fee on Income is referred to as the “catch up” and is intended to provide the Adviser with an incentive fee of 17.5% on all of the Company’s Pre-Incentive Fee Net Investment Income when the Company’s Pre-Incentive Fee Net Investment Income reaches 1.8175% (or 7.27% annualized) in any calendar quarter; and

(C)   For any quarter in which the Company’s Pre-Incentive Fee Net Investment Income exceeds 1.8175% in any calendar quarter (or 7.27% annualized), the Incentive Fee on Income shall equal 17.5% of the amount of the Company’s Pre-Incentive Fee Net Investment Income as the Preferred Return and catch up will have been achieved.

(ii)   The second part of the incentive fee, referred to as the “Incentive Fee on Capital Gains,” shall be determined and payable in arrears as of the end of each calendar year (or upon termination of this Agreement, if earlier). The Incentive Fee on Capital Gains shall be calculated based on the Company’s “incentive fee capital gains,” which shall equal the Company’s realized capital gains on a cumulative basis from the date of the Company’s election to be regulated as a business development company, as of the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid Incentive Fee on Capital Gains. For the purpose of computing the Incentive Fee on Capital Gains, the calculation methodology will look through derivative financial instruments or swaps as if the Company owned the reference assets directly. Therefore, realized gains and realized losses on the disposition of any reference assets, as well as unrealized depreciation on reference assets retained in the derivative financial instrument or swap, will be included on a cumulative basis in the calculation of the Incentive Fee on Capital Gains. For periods ending on or prior to the date of this Agreement, the Incentive Fee on Capital Gains shall equal 15.0% of the Company’s incentive fee capital gains, and for periods ending after the date of this Agreement, the Incentive Fee on Capital Gains shall equal 17.5% of the Company’s incentive fee capital gains.

Section 4.  Covenant of the Adviser.

The Adviser covenants that it is registered as an investment adviser under the Advisers Act on the effective date of this Agreement, and shall maintain such registration until the expiration or termination of this Agreement. The Adviser agrees that its activities shall at all times be in compliance in all material respects with all applicable federal and state laws governing its operations and investments, except to the extent that any such noncompliance would not reasonably be expected to have a material adverse effect on the ability of the Adviser to fulfill its obligations under this Agreement. The Adviser agrees to observe and comply with applicable provisions of the code of ethics adopted by the Company pursuant to Rule 17j-1 under the Investment Company Act, as such code of ethics may be amended from time to time.

Section 5.  Brokerage Commissions.

The Adviser is hereby authorized, to the fullest extent now or hereafter permitted by law, to cause the Company to pay a member of a national securities exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of such exchange, broker or dealer would have charged for effecting that transaction, if the Adviser determines in good faith, taking into account factors, including without limitation, price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities, that such amount of commission is reasonable in relation to the value of the brokerage and/or research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or its overall responsibilities with respect to the Company’s portfolio, and is consistent with the Adviser’s duty to seek the best execution on behalf of the Company. Notwithstanding the foregoing, with regard to transactions with or for the benefit of the Company, the Adviser may not pay any commission or receive any rebates or give-ups, nor participate in any business arrangements which would circumvent this restriction.

Ex. A - 5 -

Section 6.  Other Activities of the Adviser.

The services of the Adviser to the Company are not exclusive, and the Adviser may engage in any other business or render similar or different services to others including, without limitation, the direct or indirect sponsorship or management of other investment-based accounts or commingled pools of capital, however structured, having investment objectives similar to those of the Company, so long as its services to the Company hereunder are not impaired thereby, and nothing in this Agreement shall limit or restrict the right of any manager, partner, member (including its members and the owners of its members), officer or employee of the Adviser to engage in any other business or to devote his or her time and attention in part to any other business, whether of a similar or dissimilar nature, or to receive any fees or compensation in connection therewith (including fees for serving as a director of, or providing consulting services to, one or more of the Company’s portfolio companies, subject to applicable law). The Adviser assumes no responsibility under this Agreement other than to render the services called for hereunder.

During the term of this Agreement and for a period of one year following any termination or nonrenewal of this Agreement for any reason, the Company shall not, directly or indirectly on behalf of itself or any other person or entity: (a) solicit the employment of or employ any partners, stockholders, directors, trustees, officers, employees, consultants and/or associated persons (each, an “Associate”) of the Adviser, any Sub-Adviser or any of their respective Affiliates (collectively, “Adviser Persons”) or any person or entity who was an Associate of an Adviser Person during the one-year period preceding such proposed solicitation or employment, or (b) induce, persuade or attempt to induce or persuade the discontinuation of, or in any way interfere or attempt to interfere with, the relationship between an Adviser Person and any Associate of such Adviser Person or any person or entity who was an Associate of such Adviser Person during the one-year period preceding such proposed inducement, persuasion or interference or attempted inducement, persuasion or interference. The parties intend that any provision of this Section 6 held invalid, illegal or unenforceable only in part or degree because of the duration or geographic scope thereof shall remain in full force to the extent not held invalid, illegal or unenforceable.

For purposes of this Agreement, “Affiliate” or “Affiliated” or any derivation thereof means with respect to any individual, corporation, partnership, trust, joint venture, limited liability company or other entity or association (“Person”): (a) any Person directly or indirectly owning, controlling, or holding, with the power to vote, 10% or more of the outstanding voting securities of such other Person; (b) any Person 10% or more of whose outstanding voting securities are directly or indirectly owned, controlled or held, with the power to vote, by such other Person; (c) any Person directly or indirectly controlling, controlled by or under common control with such other Person; (d) any executive officer, director, trustee or general partner of such other Person; or (e) any legal entity for which such Person acts as an executive officer, director, trustee or general partner.

Section 7. Responsibility of Dual Directors, Officers and/or Employees.

If any person who is a manager, partner, member, officer or employee of the Adviser is or becomes a director, officer and/or employee of the Company and acts as such in any business of the Company, then such manager, partner, member, officer and/or employee of the Adviser shall be deemed to be acting in such capacity solely for the Company, and not as a manager, partner, member, officer or employee of the Adviser or under the control or direction of the Adviser, even if paid by the Adviser.

Section 8.  Indemnification.

Subject to Section 9, the Adviser, any Sub-Adviser, each of their respective directors, trustees, officers, managers, partners, stockholders or members (and their stockholders or members, including the owners of their stockholders or members), agents, employees, controlling persons (as determined under the Investment Company Act (“Controlling Persons”)), any other person or entity Affiliated with the Adviser or Sub-Adviser (including each of their respective directors, trustees, officers, stockholders or members (and their stockholders or members, including the owners of their stockholders or members), agents, employees or Controlling Persons) and any other person or entity acting on behalf of, the Adviser or Sub-Adviser (each an “Indemnified Party” and, collectively, the “Indemnified Parties”) shall not be liable to the Company or any stockholder thereof for any action taken or omitted to be taken by the Adviser or any Sub-Adviser in connection with the performance of any of their duties or obligations under this Agreement or otherwise as an investment adviser of the Company (except to the extent specified in Section 36(b) of the Investment Company Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services), and the Company shall indemnify, defend and protect the Indemnified Parties (each of whom shall be deemed a third party beneficiary hereof) and hold them harmless from and against all losses, damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in satisfaction of judgments, in compromises and settlement, as fines and penalties and legal or other costs and reasonable expenses of investigating or defending against any claim or alleged claim) of any nature whatsoever, known or unknown, liquidated or unliquidated) (“Losses”) incurred by the Indemnified Parties in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of the Company or its security holders) arising out of or otherwise based upon the performance of any of the Indemnified Parties’ duties or obligations under this Agreement, any Sub-Advisory Agreement, or otherwise as an investment adviser of the Company to the extent such Losses are not fully reimbursed by insurance and otherwise to the fullest extent such indemnification would not be inconsistent with the Organizational Documents, the Investment Company Act, the laws of the State of New York and other applicable law.

Ex. A - 6 -

Section 9.  Limitation on Indemnification.

Notwithstanding anything in Section 8 to the contrary, nothing contained herein shall protect or be deemed to protect any of the Indemnified Parties against, or entitle or be deemed to entitle any of the Indemnified Parties to indemnification in respect of, any Losses to the Company or its security holders to which the Indemnified Parties would otherwise be subject primarily attributable to the willful misfeasance, bad faith or gross negligence in the performance of the Adviser’s or Sub-Adviser’s duties or by reason of the reckless disregard of the Adviser’s or Sub-Adviser’s duties and obligations under this Agreement or any Sub-Advisory Agreement (to the extent applicable, as the same shall be determined in accordance with the Investment Company Act and any interpretations or guidance by the SEC or its staff thereunder).

In addition, notwithstanding any of the foregoing to the contrary, the provisions of Section 8 and this Section 9 shall not be construed so as to provide for the indemnification of any Indemnified Party for any liability (including liability under federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith), to the extent (but only to the extent) that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the provisions of Section 8 and this Section 9 to the fullest extent permitted by law.

Section 10. Effectiveness, Duration and Termination of Agreement.

(a) Term and Effectiveness. This Agreement shall become effective as of the date first written above. This Agreement shall remain in effect for two years, and thereafter shall continue automatically for successive one-year periods; provided that such continuance is specifically approved at least annually by: (i) the vote of the Board, or by the vote of a majority of the outstanding voting securities of the Company and (ii) the vote of a majority of the Independent Directors, in accordance with the requirements of the Investment Company Act, or as otherwise permitted under Section 15 of the Investment Company Act.

(b)  Termination. This Agreement may be terminated at any time, without the payment of any penalty, (i) by the Company upon 60 days’ prior written notice to the Adviser: (A) upon the vote of a majority of the outstanding voting securities of the Company (as “majority of the outstanding voting securities” is defined in Section 2(a)(42) of the Investment Company Act) or (B) by the vote of the Independent Directors; or (ii) by the Adviser upon not less than 60 days’ prior written notice to the Company. This Agreement shall automatically terminate in the event of its “assignment” (as such term is defined for purposes of construing Section 15(a)(4) of the Investment Company Act). The provisions of Sections 8 and 9 shall remain in full force and effect, and the Adviser shall remain entitled to the benefits thereof, notwithstanding any termination of this Agreement. Further, notwithstanding the termination or expiration of this Agreement as aforesaid, the Adviser shall be entitled to any amounts owed to it under Section 3 through the date of termination or expiration and Sections 8 and 9 shall continue in force and effect and apply to the Adviser and its representatives as and to the extent applicable.

Ex. A - 7 -

(c)  Duties of Adviser Upon Termination. The Adviser shall promptly upon termination:

(i)   deliver to the Board a full accounting, including a statement showing all payments collected by it and a statement of all money held by it, covering the period following the date of the last accounting furnished to the Board;

(ii)  deliver to the Board all assets and documents of the Company then in custody of the Adviser; and

(iii) cooperate with the Company to provide an orderly transition of services.

Section 11. Notices.

Any notice under this Agreement shall be given in writing, addressed and delivered or mailed, postage prepaid, to the other party at the address listed below or at such other address for a party as shall be specified in a notice given in accordance with this Section.

Section 12. Amendments.

This Agreement may be amended by mutual written consent of the parties; provided that the consent of the Company is required to be obtained in conformity with the requirements of the Investment Company Act.

Section 13. Severability.

If any provision of this Agreement shall be declared illegal, invalid, or unenforceable in any jurisdiction, then such provision shall be deemed to be severable from this Agreement (to the extent permitted by law) and in any event such illegality, invalidity or unenforceability shall not affect the remainder hereof.

Section 14. Counterparts.

This Agreement may be executed in counterparts, each of which shall be deemed to be an original copy and all of which together shall constitute one and the same instrument binding on all parties hereto, notwithstanding that all parties shall not have signed the same counterpart.

Section 15. Governing Law.

Notwithstanding the place where this Agreement may be executed by any of the parties hereto and the provisions of Sections 8 and 9, this Agreement shall be construed in accordance with the laws of the State of New York. For so long as the Company is regulated as a BDC under the Investment Company Act, this Agreement shall also be construed in accordance with the applicable provisions of the Investment Company Act and the Advisers Act. In such case, to the extent the applicable laws of the State of New York or any of the provisions herein conflict with the provisions of the Investment Company Act or the Advisers Act, the Investment Company Act and the Advisers Act shall control.

Section 16. Third Party Beneficiaries.

Except for any Sub-Adviser and any Indemnified Party, such Sub-Adviser and the Indemnified Parties each being an intended beneficiary of this Agreement, this Agreement is for the sole benefit of the parties hereto and their permitted assigns and nothing herein express or implied shall give or be construed to give to any person, other than the parties hereto and such assigns, any legal or equitable rights hereunder.

Section 17. Entire Agreement.

This Agreement contains the entire agreement of the parties and supersedes all prior agreements, understandings and arrangements with respect to the subject matter hereof.

Ex. A - 8 -

Section 18. Insurance.

The Company shall acquire and maintain a directors and officers liability insurance policy or similar insurance policy, which may name the Adviser and any Sub-Adviser each as an additional insured party (each an “Additional Insured Party” and collectively the “Additional Insured Parties”). Such insurance policy shall include reasonable coverage from a reputable insurer. The Company shall make all premium payments required to maintain such policy in full force and effect; provided, however, each Additional Insured Party, if any, shall pay to the Company, in advance of the due date of such premium, its allocated share of the premium. Irrespective of whether the Adviser and any Sub-Adviser is a named Additional Insured Party on such policy, the Company shall provide the Adviser and any Sub-Adviser with written notice upon receipt of any notice of: (a) any default under such policy; (b) any pending or threatened termination, cancellation or non-renewal of such policy or (c) any coverage limitation or reduction with respect to such policy. The foregoing provisions of this Section 18 notwithstanding, the Company shall not be required to acquire or maintain any insurance policy to the extent that the same is not available upon commercially reasonable pricing terms or at all, as determined in good faith by the required majority (as defined in Section 57(o) of the Investment Company Act) of the Board.

(signature page follows)

Ex. A - 9 -

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the date above written.

FRANKLIN BSP CAPITAL CORPORATION
a Delaware corporation

By:
Name:
Title:

FRANKLIN BSP CAPITAL ADVISER L.L.C.
a Delaware limited liability company

By:
Name:
Title:

Ex. A - 10 -

ANNEX B — FORM OF NEW FBCC ADVISORY AGREEMENT

AMENDED AND RESTATED INVESTMENT ADVISORY AGREEMENT
BETWEEN
FRANKLIN BSP CAPITAL CORPORATION
AND
FRANKLIN BSP CAPITAL ADVISER L.L.C.

This Amended and Restated Investment Advisory Agreement (this “Agreement”) is made as of [~~●~~ ], ~~2020~~2023, by and between Franklin BSP Capital Corporation, a Delaware corporation (the “Company”), and Franklin BSP Capital Adviser L.L.C., a Delaware limited liability company (the “Adviser”).

WHEREAS, the Company is a ~~newly organized,~~ non-diversified, closed-end management investment company that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (together with the rules promulgated thereunder, the “Investment Company Act”);

WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (together with the rules promulgated thereunder, the “Advisers Act”); ~~and~~

WHEREAS, the Company and the Adviser are parties to that certain investment advisory agreement dated September 23, 2020 by and between the Company and the Adviser (the “Prior Agreement”); and

WHEREAS, the Company ~~desires to retain~~and the Adviser ~~to provide~~desire to amend and restate the Prior Agreement to set forth the terms and conditions for the continued provision by the Adviser of investment advisory services to the ~~Company in the manner and on the terms and conditions hereinafter set forth, and the Adviser wishes to be retained to provide such services~~Corporation.

NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Adviser hereby agree as follows:

Section 1. Duties of the Adviser.

(a) Retention of Adviser. The Company hereby appoints the Adviser to act as the investment adviser to the Company and to manage the investment and reinvestment of the assets of the Company, subject to the supervision of the board of directors of the Company (the “Board”), for the period and upon the terms herein set forth in accordance with:

(i) the investment objectives, policies and restrictions that are set forth in the Company’s Registration Statement on Form 10 or Form N-2, as applicable, filed with the Securities and Exchange Commission (the “SEC”), as supplemented, amended or superseded from time to time, and in the Company’s confidential private placement memorandum ~~dated [●], 2020~~, as amended from time to time or as may otherwise be set forth in the Company’s reports filed in compliance with the Securities Exchange Act of 1934, as amended, as applicable;

(ii) during the term of this Agreement, all other applicable federal and state laws, rules and regulations, and the Company’s certificate of incorporation and bylaws, as they may be amended from time to time (the “Organizational Documents”);

(iii) such investment policies, directives, regulatory restrictions as the Company may from time to time establish or issue and communicate to the Adviser in writing; and

(iv) the Company’s compliance policies and procedures as applicable to the Adviser and as administered by the Company’s chief compliance officer.

(b) Responsibilities of Adviser. Without limiting the generality of the foregoing, the Adviser shall, during the term and subject to the provisions of this Agreement:

(i) determine the composition and allocation of the Company’s investment portfolio, the nature and timing of any changes therein and the manner of implementing such changes;

(ii) identify, evaluate and negotiate the structure of the investments made by the Company;

(iii) perform due diligence on prospective portfolio companies;

(iv) execute, close, monitor and service the Company’s investments;

(v) determine the securities and other assets that the Company shall purchase, retain or sell;

(vi) arrange financings and borrowing facilities for the Company; and

(vii) provide the Company with such other investment advisory, research and related services as the Company may, from time to time, reasonably require for the investment of its funds.

(c) Power and Authority. To facilitate the Adviser’s performance of these undertakings, but subject to the restrictions contained herein, the Company hereby delegates to the Adviser (which power and authority may be delegated by the Adviser to one or more Sub-Advisers), and the Adviser hereby accepts, the power and authority to act on behalf of and in the name of the Company to effectuate investment decisions for the Company, including the negotiation, execution and delivery of all documents relating to the acquisition and disposition of the Company’s investments, the placing of orders for other purchase or sale transactions on behalf of the Company or any entity in which the Company has a direct or indirect ownership interest, including any interest rate, currency or other derivative instruments, and the engagement of any services providers deemed necessary or appropriate by the Adviser to the exercise of such power and authority. In the event that the Company determines to acquire debt or other financing (or to refinance existing debt or other financing), the Adviser shall use commercially reasonable efforts to arrange for such financing on the Company’s behalf, subject to the oversight and approval of the Board. If it is necessary for the Adviser to make investments or obtain financing on behalf of the Company through a special purpose vehicle or a special tax blocker vehicle, the Adviser shall have authority to create, or arrange for the creation of, such special purpose vehicles and to make investments or obtain financing through such special purpose vehicles in accordance with applicable law. The Company also grants to the Adviser power and authority to engage in all activities and transactions (and anything incidental thereto) that the Adviser deems, in its sole discretion, appropriate, necessary or advisable to carry out its duties pursuant to this Agreement, including the authority to open accounts and deposit, maintain and withdraw funds of the Company or any of its subsidiaries in any bank, savings and loan association, brokerage firm or other financial institution.

(d) Acceptance of Appointment. The Adviser hereby accepts such appointment and agrees during the term hereof to render the services described herein for the compensation provided herein, subject to the limitations contained herein. Unless and until it resigns or is removed as investment adviser to the Company in accordance with this Agreement, the Adviser, to the extent of its powers as set forth in this Agreement, shall be an agent of the Company for the purpose of the Company’s business, and action taken by the Adviser in accordance with such powers shall bind the Company.

(e) Sub-Advisers. The Adviser is hereby authorized to enter into one or more sub-advisory agreements (each a “Sub-Advisory Agreement”) with other investment advisers (each a “Sub-Adviser”) pursuant to which the Adviser may obtain the services of the Sub-Adviser(s) to assist the Adviser in fulfilling its responsibilities hereunder, subject to the oversight of the Adviser and/or the Company, with the scope of such services and oversight to be set forth in each Sub-Advisory Agreement.

(i) The Adviser and not the Company shall be responsible for any compensation payable to any Sub-Adviser; provided, however, that the Adviser shall have the right to direct the Company to pay directly any Sub-Adviser the amounts due and payable to such Sub-Adviser from the fees and expenses otherwise payable to the Adviser under this Agreement.

(ii) Any Sub-Advisory Agreement entered into by the Adviser shall be in accordance with the requirements of the Investment Company Act and the Advisers Act, including without limitation, the requirements of the Investment Company Act relating to Board and Company stockholder approval thereunder, and other applicable federal and state law.

(iii) Any Sub-Adviser shall be subject to the same fiduciary duties as are imposed on the Adviser pursuant to this Agreement, the Investment Company Act and the Advisers Act, as well as other applicable federal and state law.

(f) Independent Contractor Status. The Adviser shall, for all purposes herein provided, be deemed to be an independent contractor and, except as expressly provided or authorized herein, shall have no authority to act for or represent the Company in any way or otherwise be deemed an agent of the Company.

(g) Record Retention. Subject to review by and the overall control of the Board, the Adviser shall maintain and keep all books, accounts and other records of the Adviser that relate to activities performed by the Adviser hereunder as required under the Investment Company Act and the Advisers Act. The Adviser agrees that all records that it maintains and keeps for the Company shall at all times remain the property of the Company, shall be readily accessible during normal business hours, and shall be promptly surrendered to the Company upon the termination of this Agreement or otherwise on written request by the Company. The Adviser further agrees that the records that it maintains and keeps for the Company shall be preserved in the manner and for the periods prescribed by the Investment Company Act, unless any such records are earlier surrendered as provided above. The Adviser shall have the right to retain copies, or originals where required by Rule 204-2 promulgated under the Advisers Act, of such records to the extent required by applicable law. The Adviser shall maintain records of the locations where books, accounts and records are maintained among the persons and entities providing services directly or indirectly to the Adviser or the Company.

Section 2. Expenses Payable by the Company.

(a) Adviser Personnel. All investment personnel of the Adviser, when and to the extent engaged in providing investment advisory services hereunder, and the compensation and routine overhead expenses of such personnel allocable to such services, shall be provided and paid for by the Adviser and not by the Company.

(b) Company’s Costs. Subject to the limitations on expense reimbursement of the Adviser as set forth in Sections 2(a) and (c), the Company, either directly or through reimbursement to the Adviser, shall bear all out-of-pocket costs and expenses of its operations and its transactions, including, but not limited to, expenses incurred by the Adviser and payable to third parties, including agents, consultants and other advisors, in monitoring the financial and legal affairs of the Company, news and quotation subscriptions, and market or industry research expenses; the cost of calculating the Company’s net asset value; the cost of effecting sales and repurchases of shares of the Company’s common stock and other securities; management and incentive fees payable pursuant to this Agreement; fees payable to third parties, including agents, consultants and other advisors, relating to, or associated with, making investments, and, if necessary, enforcing its rights, and valuing investments (including third-party valuation firms); expenses related to consummated or unconsummated investments, including dead deal or broken deal expenses; rating agency expenses; fees to arrange debt financings for the Company; distributions on the Company’s shares; administration fees payable under the administration agreement (the “Administration Agreement”), by and between the Company and Benefit Street Partners L.L.C., a Delaware limited liability company (the “Administrator”); the allocated costs incurred by the Administrator in providing managerial assistance to those portfolio companies that request it; transfer agent and custodial fees; fees and expenses associated with marketing efforts (including attendance at investment conferences and similar events); accounting, audit and tax preparation expenses; federal and state registration fees; any exchange listing fees; federal, state, local, and other taxes; costs and expenses incurred in relation to compliance with applicable laws and regulations and the operation and administration of the Company generally; independent directors’ fees and expenses, including any legal counsel or other advisors retained by, or at the discretion or for the benefit of, the independent directors; brokerage commissions; costs of proxy statements, stockholders’ reports and notices; costs of preparing government filings, including periodic and current reports with the SEC; the Company’s fidelity bond, directors and officers/errors and omissions liability insurance, and any other insurance premiums; indemnification payments; expenses relating to the development and maintenance of the Company’s website; other operations and technology costs; direct costs and expenses of administration, including printing, mailing, copying, telephone, fees of independent accountants and outside legal costs; and all other expenses incurred by the Company or the Administrator in connection with administering the Company’s business, including, but not limited to, payments under the Administration Agreement based upon the Company’s allocable portion of the Administrator’s overhead in performing its obligations under the Administration Agreement, including rent, travel and the allocable portion of the cost of the Company’s chief compliance officer and chief financial officer and their respective staffs, including operations and tax professionals, and administrative staff providing support services in respect of the Company.

For avoidance of doubt, it is agreed and understood that, from time to time, the Adviser or its affiliates may pay amounts or bear costs properly constituting Company expenses as set forth herein or otherwise and that the Company shall reimburse the Adviser or its affiliates for all such costs and expenses that have been paid by the Adviser or its affiliates on behalf of the Company.

(c) Portfolio Company’s Compensation. In certain circumstances the Adviser, any Sub-Adviser, or any of their respective Affiliates (as defined below), may receive compensation from a portfolio company, in connection with the Company’s investment in such portfolio company. Any compensation received by the Adviser, Sub-Adviser, or any of their respective Affiliates, attributable to the Company’s investment in any portfolio company, in excess of any of the limitations in or exemptions granted from the Investment Company Act, any interpretation thereof by the staff of the SEC, or the conditions set forth in any exemptive relief granted to the Adviser, any Sub-Adviser or the Company by the SEC, shall be delivered promptly to the Company and the Company will retain such excess compensation for the benefit of its stockholders.

Section 3. Compensation of the Adviser.

The Company agrees to pay, and the Adviser agrees to accept, as compensation for the services provided by the Adviser hereunder, a base management fee (“Base Management Fee”) and an incentive fee (“Incentive Fee”) as hereinafter set forth. Any of the fees payable to the Adviser under this Agreement for any partial calendar quarter shall be appropriately prorated based on the actual number of days elapsed during such partial quarter as a fraction of the number of days in the relevant calendar year.

(a) Base Management Fee. The Base Management Fee is payable quarterly in arrears. The Base Management Fee shall be based on the average value of the Company’s gross assets at the end of the two most recently completed calendar quarters (the “Average Gross Assets”).

The Base Management Fee shall be calculated at an annual rate of ~~(i) For periods ending on or prior to the date of the closing of (i) an initial public offering of the shares of common stock of the Company or a listing of such shares on a national securities exchange, (ii) the sale of all or substantially all of the Company’s assets either on a complete portfolio basis or individually followed by a liquidation or (iii) a merger or another transaction approved by the Board in which the Company’s stockholders will receive cash or shares of a publicly traded company, which entity may include a business development company or other entity advised by the Adviser or its affiliates (each, a “Liquidity Event”), the Base Management Fee shall be calculated at an annual rate of 0.5% of the Average Gross Assets.~~

~~(ii) For periods ending after the date of the closing of a Liquidity Event, the Base Management Fee shall be calculated at an annual rate of~~ 1.50% of the Average Gross Assets; provided, that, the Base Management Fee shall be calculated at an annual rate of 1.00% of the Company’s gross assets purchased with borrowed funds above 1.0x debt-to-equity.

(b) Incentive Fee. The Incentive Fee shall consist of two parts, as follows:

(i) The first part, referred to as the “Incentive Fee on Income,” shall be calculated and payable quarterly in arrears based on the Company’s “Pre-Incentive Fee Net Investment Income” for the immediately preceding quarter. “Pre-Incentive Fee Net Investment Income” means interest income, dividend income and any other income (including any other fees, other than fees for providing managerial assistance, such as commitment, origination, structuring, diligence and consulting fees or other fees that the Company receives from portfolio companies) accrued during the calendar quarter, minus the Company’s operating expenses for the quarter (including the Base Management Fee, expenses payable under the Administration Agreement and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-Incentive Fee Net Investment Income includes, in the case of investments with a deferred interest feature (such as original issue discount debt instruments with payment-in-kind (“PIK”) interest and zero coupon securities), accrued income that the Company has not yet received in cash. Pre-Incentive Fee Net Investment Income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. For purposes of computing the Company’s Pre-Incentive Fee Net Investment Income, the calculation methodology will look through total return swaps as if the Company owned the referenced assets directly. The payment of the Incentive Fee on Income shall be subject to payment of a preferred return to investors each quarter, expressed as a quarterly rate of return on the value of the Company’s net assets at the end of the most recently completed calendar quarter, subject to a “catch up” feature (as described below).

(1) ~~For periods ending on or prior to the date of the closing of a Liquidity Event, the~~The calculation of the Incentive Fee on Income is as follows:

(A) No Incentive Fee on Income shall be payable to the Adviser in any calendar quarter in which the Company’s Pre-Incentive Fee Net Investment Income does not exceed the preferred return rate of 1.50% per quarter (or 6.00% annualized) (the “~~Pre-IPO/Listing~~ Preferred Return”) on net assets;

~~(B) 100% of the Company’s Pre-Incentive Fee Net Investment Income, if any, that exceeds the Pre-IPO/Listing Preferred Return but is less than or equal to 1.765% in any calendar quarter (or 7.06% annualized) shall be payable to the Adviser. This portion of the Incentive Fee on Income is referred to as the “catch up” and is intended to provide the Adviser with an incentive fee of 15.0% on all of the Company’s Pre-Incentive Fee Net Investment Income when the Company’s Pre-Incentive Fee Net Investment Income reaches 1.765% (or 7.06% annualized) in any calendar quarter; and~~

~~(C) For any quarter in which the Company’s Pre-Incentive Fee Net Investment Income exceeds 1.765% in any calendar quarter (or 7.06% annualized), the Incentive Fee on Income shall equal 15.0% of the amount of the Company’s Pre-Incentive Fee Net Investment Income as the Pre-IPO/Listing Preferred Return and catch up will have been achieved.~~

~~(2) For any period ending after the closing of a Liquidity Event, the calculation of the Incentive Fee on Income is as follows:~~

~~(A) No Incentive Fee on Income shall be payable to the Adviser in any calendar quarter in which the Company’s Pre-Incentive Fee Net Investment Income does not exceed the preferred return rate of 1.50% per quarter (or 6.00% annualized) (the “Post-IPO/Listing Preferred Return”) on net assets~~

(B) 100% of the Company’s Pre-Incentive Fee Net Investment Income, if any, that exceeds the ~~Post-IPO/Listing~~ Preferred Return but is less than or equal to 1.8175% in any calendar quarter (or 7.27% annualized) shall be payable to the Adviser. This portion of the Incentive Fee on Income is referred to as the “catch up” and is intended to provide the Adviser with an incentive fee of 17.5% on all of the Company’s Pre-Incentive Fee Net Investment Income when the Company’s Pre-Incentive Fee Net Investment Income reaches 1.8175% (or 7.27% annualized) in any calendar quarter; and

(C) For any quarter in which the Company’s Pre-Incentive Fee Net Investment Income exceeds 1.8175% in any calendar quarter (or 7.27% annualized), the Incentive Fee on Income shall equal 17.5% of the amount of the Company’s Pre-Incentive Fee Net Investment Income as the ~~Post-IPO/Listing~~ Preferred Return and catch up will have been achieved.

(ii) The second part of the incentive fee, referred to as the “Incentive Fee on Capital Gains,” shall be determined and payable in arrears as of the end of each calendar year (or upon termination of this Agreement, if earlier). The Incentive Fee on Capital Gains shall be calculated based on the Company’s “incentive fee capital gains,” which shall equal the Company’s realized capital gains on a cumulative basis from the date of the Company’s election to be regulated as a business development company, as of the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid Incentive Fee on Capital Gains. For the purpose of computing the Incentive Fee on Capital Gains, the calculation methodology will look through derivative financial instruments or swaps as if the Company owned the reference assets directly. Therefore, realized gains and realized losses on the disposition of any reference assets, as well as unrealized depreciation on reference assets retained in the derivative financial instrument or swap, will be included on a cumulative basis in the calculation of the Incentive Fee on Capital Gains. For periods ending on or prior to the ~~closing of a Liquidity Event~~date of this Agreement, the Incentive Fee on Capital Gains shall equal 15.0% of the Company’s incentive fee capital gains, and for periods ending after the date of ~~the closing of a Liquidity Event~~this Agreement, the Incentive Fee on Capital Gains shall equal 17.5% of the Company’s incentive fee capital gains.

Section 4. Covenant of the Adviser.

The Adviser covenants that it is registered as an investment adviser under the Advisers Act on the effective date of this Agreement, and shall maintain such registration until the expiration or termination of this Agreement. The Adviser agrees that its activities shall at all times be in compliance in all material respects with all applicable federal and state laws governing its operations and investments, except to the extent that any such noncompliance would not reasonably be expected to have a material adverse effect on the ability of the Adviser to fulfill its obligations under this Agreement. The Adviser agrees to observe and comply with applicable provisions of the code of ethics adopted by the Company pursuant to Rule 17j-1 under the Investment Company Act, as such code of ethics may be amended from time to time.

Section 5. Brokerage Commissions.

The Adviser is hereby authorized, to the fullest extent now or hereafter permitted by law, to cause the Company to pay a member of a national securities exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of such exchange, broker or dealer would have charged for effecting that transaction, if the Adviser determines in good faith, taking into account factors, including without limitation, price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities, that such amount of commission is reasonable in relation to the value of the brokerage and/or research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or its overall responsibilities with respect to the Company’s portfolio, and is consistent with the Adviser’s duty to seek the best execution on behalf of the Company. Notwithstanding the foregoing, with regard to transactions with or for the benefit of the Company, the Adviser may not pay any commission or receive any rebates or give-ups, nor participate in any business arrangements which would circumvent this restriction.

Section 6. Other Activities of the Adviser.

The services of the Adviser to the Company are not exclusive, and the Adviser may engage in any other business or render similar or different services to others including, without limitation, the direct or indirect sponsorship or management of other investment-based accounts or commingled pools of capital, however structured, having investment objectives similar to those of the Company, so long as its services to the Company hereunder are not impaired thereby, and nothing in this Agreement shall limit or restrict the right of any manager, partner, member (including its members and the owners of its members), officer or employee of the Adviser to engage in any other business or to devote his or her time and attention in part to any other business, whether of a similar or dissimilar nature, or to receive any fees or compensation in connection therewith (including fees for serving as a director of, or providing consulting services to, one or more of the Company’s portfolio companies, subject to applicable law). The Adviser assumes no responsibility under this Agreement other than to render the services called for hereunder.

During the term of this Agreement and for a period of one year following any termination or nonrenewal of this Agreement for any reason, the Company shall not, directly or indirectly on behalf of itself or any other person or entity: (a) solicit the employment of or employ any partners, stockholders, directors, trustees, officers, employees, consultants and/or associated persons (each, an “Associate”) of the Adviser, any Sub-Adviser or any of their respective Affiliates (collectively, “Adviser Persons”) or any person or entity who was an Associate of an Adviser Person during the one-year period preceding such proposed solicitation or employment, or (b) induce, persuade or attempt to induce or persuade the discontinuation of, or in any way interfere or attempt to interfere with, the relationship between an Adviser Person and any Associate of such Adviser Person or any person or entity who was an Associate of such Adviser Person during the one-year period preceding such proposed inducement, persuasion or interference or attempted inducement, persuasion or interference. The parties intend that any provision of this Section 6 held invalid, illegal or unenforceable only in part or degree because of the duration or geographic scope thereof shall remain in full force to the extent not held invalid, illegal or unenforceable.

For purposes of this Agreement, “Affiliate” or “Affiliated” or any derivation thereof means with respect to any individual, corporation, partnership, trust, joint venture, limited liability company or other entity or association (“Person”): (a) any Person directly or indirectly owning, controlling, or holding, with the power to vote, 10% or more of the outstanding voting securities of such other Person; (b) any Person 10% or more of whose outstanding voting securities are directly or indirectly owned, controlled or held, with the power to vote, by such other Person; (c) any Person directly or indirectly controlling, controlled by or under common control with such other Person; (d) any executive officer, director, trustee or general partner of such other Person; or (e) any legal entity for which such Person acts as an executive officer, director, trustee or general partner.

Section 7. Responsibility of Dual Directors, Officers and/or Employees.

If any person who is a manager, partner, member, officer or employee of the Adviser is or becomes a director, officer and/or employee of the Company and acts as such in any business of the Company, then such manager, partner, member, officer and/or employee of the Adviser shall be deemed to be acting in such capacity solely for the Company, and not as a manager, partner, member, officer or employee of the Adviser or under the control or direction of the Adviser, even if paid by the Adviser.

Section 8. Indemnification.

Subject to Section 9, the Adviser, any Sub-Adviser, each of their respective directors, trustees, officers, managers, partners, stockholders or members (and their stockholders or members, including the owners of their stockholders or members), agents, employees, controlling persons (as determined under the Investment Company Act (“Controlling Persons”)), any other person or entity Affiliated with the Adviser or Sub-Adviser (including each of their respective directors, trustees, officers, stockholders or members (and their stockholders or members, including the owners of their stockholders or members), agents, employees or Controlling Persons) and any other person or entity acting on behalf of, the Adviser or Sub-Adviser (each an “Indemnified Party” and, collectively, the “Indemnified Parties”) shall not be liable to the Company or any stockholder thereof for any action taken or omitted to be taken by the Adviser or any Sub-Adviser in connection with the performance of any of their duties or obligations under this Agreement or otherwise as an investment adviser of the Company (except to the extent specified in Section 36(b) of the Investment Company Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services), and the Company shall indemnify, defend and protect the Indemnified Parties (each of whom shall be deemed a third party beneficiary hereof) and hold them harmless from and against all losses, damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in satisfaction of judgments, in compromises and settlement, as fines and penalties and legal or other costs and reasonable expenses of investigating or defending against any claim or alleged claim) of any nature whatsoever, known or unknown, liquidated or unliquidated) (“Losses”) incurred by the Indemnified Parties in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of the Company or its security holders) arising out of or otherwise based upon the performance of any of the Indemnified Parties’ duties or obligations under this Agreement, any Sub-Advisory Agreement, or otherwise as an investment adviser of the Company to the extent such Losses are not fully reimbursed by insurance and otherwise to the fullest extent such indemnification would not be inconsistent with the Organizational Documents, the Investment Company Act, the laws of the State of New York and other applicable law.

Section 9. Limitation on Indemnification.

Notwithstanding anything in Section 8 to the contrary, nothing contained herein shall protect or be deemed to protect any of the Indemnified Parties against, or entitle or be deemed to entitle any of the Indemnified Parties to indemnification in respect of, any Losses to the Company or its security holders to which the Indemnified Parties would otherwise be subject primarily attributable to the willful misfeasance, bad faith or gross negligence in the performance of the Adviser’s or Sub-Adviser’s duties or by reason of the reckless disregard of the Adviser’s or Sub-Adviser’s duties and obligations under this Agreement or any Sub-Advisory Agreement (to the extent applicable, as the same shall be determined in accordance with the Investment Company Act and any interpretations or guidance by the SEC or its staff thereunder).

In addition, notwithstanding any of the foregoing to the contrary, the provisions of Section 8 and this Section 9 shall not be construed so as to provide for the indemnification of any Indemnified Party for any liability (including liability under federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith), to the extent (but only to the extent) that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the provisions of Section 8 and this Section 9 to the fullest extent permitted by law.

Section 10. Effectiveness, Duration and Termination of Agreement.

(a) Term and Effectiveness. This Agreement shall become effective as of the date first written above. This Agreement shall remain in effect for two years, and thereafter shall continue automatically for successive one-year periods; provided that such continuance is specifically approved at least annually by: (i) the vote of the Board, or by the vote of a majority of the outstanding voting securities of the Company and (ii) the vote of a majority of the Independent Directors, in accordance with the requirements of the Investment Company Act, or as otherwise permitted under Section 15 of the Investment Company Act.

(b) Termination. This Agreement may be terminated at any time, without the payment of any penalty, (i) by the Company upon 60 days’ prior written notice to the Adviser: (A) upon the vote of a majority of the outstanding voting securities of the Company (as “majority of the outstanding voting securities” is defined in Section 2(a)(42) of the Investment Company Act) or (B) by the vote of the Independent Directors; or (ii) by the Adviser upon not less than 60 days’ prior written notice to the Company. This Agreement shall automatically terminate in the event of its “assignment” (as such term is defined for purposes of construing Section 15(a)(4) of the Investment Company Act). The provisions of Sections 8 and 9 shall remain in full force and effect, and the Adviser shall remain entitled to the benefits thereof, notwithstanding any termination of this Agreement. Further, notwithstanding the termination or expiration of this Agreement as aforesaid, the Adviser shall be entitled to any amounts owed to it under Section 3 through the date of termination or expiration and Sections 8 and 9 shall continue in force and effect and apply to the Adviser and its representatives as and to the extent applicable.

(c) Duties of Adviser Upon Termination. The Adviser shall promptly upon termination:

(i) deliver to the Board a full accounting, including a statement showing all payments collected by it and a statement of all money held by it, covering the period following the date of the last accounting furnished to the Board;

(ii) deliver to the Board all assets and documents of the Company then in custody of the Adviser; and

(iii) cooperate with the Company to provide an orderly transition of services.

Section 11. Notices.

Any notice under this Agreement shall be given in writing, addressed and delivered or mailed, postage prepaid, to the other party at the address listed below or at such other address for a party as shall be specified in a notice given in accordance with this Section.

Section 12. Amendments.

This Agreement may be amended by mutual written consent of the parties; provided that the consent of the Company is required to be obtained in conformity with the requirements of the Investment Company Act.

Section 13. Severability.

If any provision of this Agreement shall be declared illegal, invalid, or unenforceable in any jurisdiction, then such provision shall be deemed to be severable from this Agreement (to the extent permitted by law) and in any event such illegality, invalidity or unenforceability shall not affect the remainder hereof.

Section 14. Counterparts.

This Agreement may be executed in counterparts, each of which shall be deemed to be an original copy and all of which together shall constitute one and the same instrument binding on all parties hereto, notwithstanding that all parties shall not have signed the same counterpart.

Section 15. Governing Law.

Notwithstanding the place where this Agreement may be executed by any of the parties hereto and the provisions of Sections 8 and 9, this Agreement shall be construed in accordance with the laws of the State of New York. For so long as the Company is regulated as a BDC under the Investment Company Act, this Agreement shall also be construed in accordance with the applicable provisions of the Investment Company Act and the Advisers Act. In such case, to the extent the applicable laws of the State of New York or any of the provisions herein conflict with the provisions of the Investment Company Act or the Advisers Act, the Investment Company Act and the Advisers Act shall control.

Section 16. Third Party Beneficiaries.

Except for any Sub-Adviser and any Indemnified Party, such Sub-Adviser and the Indemnified Parties each being an intended beneficiary of this Agreement, this Agreement is for the sole benefit of the parties hereto and their permitted assigns and nothing herein express or implied shall give or be construed to give to any person, other than the parties hereto and such assigns, any legal or equitable rights hereunder.

Section 17. Entire Agreement.

This Agreement contains the entire agreement of the parties and supersedes all prior agreements, understandings and arrangements with respect to the subject matter hereof.

Section 18. Insurance.

The Company shall acquire and maintain a directors and officers liability insurance policy or similar insurance policy, which may name the Adviser and any Sub-Adviser each as an additional insured party (each an “Additional Insured Party” and collectively the “Additional Insured Parties”). Such insurance policy shall include reasonable coverage from a reputable insurer. The Company shall make all premium payments required to maintain such policy in full force and effect; provided, however, each Additional Insured Party, if any, shall pay to the Company, in advance of the due date of such premium, its allocated share of the premium. Irrespective of whether the Adviser and any Sub-Adviser is a named Additional Insured Party on such policy, the Company shall provide the Adviser and any Sub-Adviser with written notice upon receipt of any notice of: (a) any default under such policy; (b) any pending or threatened termination, cancellation or non-renewal of such policy or (c) any coverage limitation or reduction with respect to such policy. The foregoing provisions of this Section 18 notwithstanding, the Company shall not be required to acquire or maintain any insurance policy to the extent that the same is not available upon commercially reasonable pricing terms or at all, as determined in good faith by the required majority (as defined in Section 57(o) of the Investment Company Act) of the Board.

(signature page follows)

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the date above written.

FRANKLIN BSP CAPITAL CORPORATION
a Delaware corporation

By:
Name:
Title:

FRANKLIN BSP CAPITAL ADVISER L.L.C.
a Delaware limited liability company

By:
Name:
Title:

ANNEX C — OPINION OF THE FINANCIAL ADVISOR TO THE FBCC SPECIAL COMMITTEE

October 2, 2023

The Special Committee of the Board of Directors

The Board of Directors

Franklin BSP Capital Corporation

9 West 57th Street

49th Floor, Suite 4920

New York, NY 10019

The Special Committee of the Board of Directors (the “Committee”) and the Board of Directors (the “Board”) of Franklin BSP Capital Corporation:

You have requested the opinion of Keefe, Bruyette & Woods, Inc. (“KBW” or “we”) as investment bankers as to the fairness, from a financial point of view, to Franklin BSP Capital Corporation (“FBCC”) of the Exchange Ratio (as defined below) in the proposed merger of Franklin BSP Merger Sub, Inc. (“Merger Sub”), a wholly-owned subsidiary of FBCC, with and into Franklin BSP Lending Corporation (“FBLC”), with FBLC as the surviving company (such transaction, the “Merger” and, taken together with the immediately following merger of FBLC with and into FBCC (with FBCC as the surviving company), the “Transaction”), pursuant to the Agreement and Plan of Merger (the “Agreement”) to be entered into by and among FBCC, FBLC, Merger Sub and, solely for certain limited purposes, Franklin BSP Capital Adviser, L.L.C. (“FBCA”), which is the investment adviser to FBCC. Pursuant to the Agreement and subject to the terms, conditions and limitations set forth therein, at the Effective Time (as defined in the Agreement), by virtue of the Merger and without any action on the part of FBLC, FBCC or Merger Sub or the holder of any securities of the foregoing, each share of the common stock, par value $0.001 per share, of FBLC (“FBLC Common Stock”) issued and outstanding immediately prior to the Effective Time, except for the Cancelled Shares (as defined in the Agreement), shall be converted into the right to receive a number of shares of common stock, par value $0.001 per share, of FBCC (“FBCC Common Stock”) equal to the quotient (rounded to four decimal places) of (i) the Company Per Share NAV (as defined in the Agreement) divided by (ii) the Acquiror Per Share NAV (as defined in the Agreement) (such quotient, the “Exchange Ratio”). At the direction of FBCC and without independent verification, we have relied upon and assumed for purposes of our analyses and this opinion, that the Company Per Share NAV and the Acquiror Per Share NAV will be $6.96 and $15.02, respectively, and that, as a result thereof, the Exchange Ratio will be 0.4631x. The terms and conditions of the Transaction are more fully set forth in the Agreement.

In addition, representatives of FBCC have advised us that, in connection with and contingent upon the Transaction, the investment advisory agreement by and between FBCC and FBCA will be amended (the “Investment Advisory Agreement Amendment”). At the direction of FBCC and with the consent of the Committee, we have given effect to the occurrence of the Investment Advisory Agreement Amendment for purposes of certain of our analyses.

KBW has acted as financial advisor to the Committee and not as an advisor to or agent of any other person. As part of our investment banking business, we are regularly engaged in the valuation of business development company (“BDC”) securities in connection with acquisitions, negotiated underwritings, secondary distributions of listed and unlisted securities, private placements and valuations for various other purposes. We and our affiliates, in the ordinary course of our and their broker-dealer businesses (and further to an existing sales and trading relationship between BSP (as hereafter defined) and a KBW broker-dealer affiliate), may from time to time purchase securities from, and sell securities to, FBCC and FBLC and have purchased and may in the future purchase securities from, and sell securities to, Benefit Street Partners L.L.C. (“BSP”) (an entity which is the majority equity holder and an affiliate of FBCA and the parent of Franklin BSP Lending Adviser, L.L.C. (“FBLA”), which is the investment adviser to FBLC) and Franklin Resources, Inc. (an affiliate of BSP). In addition, as market makers in securities, we and our affiliates may from time to time have a long or short position in, and buy or sell, debt or equity securities of FBLC for our and their own respective accounts and for the accounts of our and their respective customers and clients. We have acted exclusively for the Committee in rendering this opinion and will receive a fee from FBCC for our services. A portion of our fee is payable upon the rendering of this opinion, and a portion is contingent upon the successful completion of the Merger. In addition, FBCC has agreed to indemnify us for certain liabilities arising out of our engagement.

Other than in connection with this present engagement, in the past two years, KBW has not provided investment banking or financial advisory services to FBCC. In the past two years, KBW has not provided investment banking or financial advisory services to FBLC. We may in the future provide investment banking and financial advisory services to FBCC, FBLC or BSP and receive compensation for such services.

In connection with this opinion, we have reviewed, analyzed and relied upon material bearing upon the financial and operating condition of FBCC and FBLC and bearing upon the Transaction, including among other things, the following: (i) an execution version of the Agreement dated as of October 2, 2023; (ii) the audited financial statements and Annual Reports on Form 10-K for the three fiscal years ended December 31, 2022 of FBCC; (iii) the unaudited quarterly financial statements and Quarterly Reports on Form 10-Q for the quarters ended March 31, 2023 and June 30, 2023 of FBCC; (iv) the audited financial statements and Annual Reports on Form 10-K for the three fiscal years ended December 31, 2022 of FBLC; (v) the unaudited quarterly financial statements and Quarterly Reports on Form 10-Q for the quarters ended March 31, 2023 and June 30, 2023 of FBLC; (vi) certain other interim reports and other communications of FBCC and FBLC to their respective stockholders; and (vii) other financial information concerning the respective businesses and operations of FBCC and FBLC furnished to us by FBCC and FBLC or which we were otherwise directed to use for purposes of our analysis. Our consideration of financial information and other factors that we deemed appropriate under the circumstances or relevant to our analyses included, among others, the following: (i) the historical and current financial position and results of operations of FBCC and FBLC; (ii) the assets and liabilities of FBCC and FBLC; (iii) the nature and terms of certain other merger transactions and business combinations in the BDC industry; (iv) a comparison of certain financial information of FBCC and certain financial and over-the-counter stock market information of FBLC with similar information for certain other companies, the securities of which are publicly traded; (v) financial and operating forecasts and projections of FBCC and FBLC (both on a standalone and pro forma combined basis) that were prepared by BSP management, provided to and discussed with us by such management, and used and relied upon by us based on such discussions, at the direction of FBCC and with the consent of the Committee; and (vi) estimates regarding certain pro forma financial effects of the Transaction on FBCC (including, without limitation, the cost savings expected to result or be derived from the Transaction) that were prepared by BSP management, provided to and discussed with us by such management, and used and relied upon by us based on such discussions, at the direction of FBCC and with the consent of the Committee. We have also performed such other studies and analyses as we considered appropriate and have taken into account our assessment of general economic, market and financial conditions and our experience in other transactions, as well as our experience in securities valuation and knowledge of the BDC industry generally. We have also participated in discussions with BSP management regarding the past and current business operations, regulatory relations, financial condition and future prospects of FBCC and FBLC and such other matters as we have deemed relevant to our inquiry.

In conducting our review and arriving at our opinion, we have relied upon and assumed the accuracy and completeness of all of the financial and other information provided to or discussed with us or that was publicly available and we have not independently verified the accuracy or completeness of any such information or assumed any responsibility or liability for such verification, accuracy or completeness. We have relied, with the consent of FBCC and the Committee, upon BSP management as to the reasonableness and achievability of the financial and operating forecasts and projections of FBCC and FBLC and the estimates regarding certain pro forma financial effects of the Transaction on FBCC (including, without limitation, the cost savings expected to result or be derived from the Transaction), all as referred to above (and the assumptions and bases for all such information), and we have assumed that all such information has been reasonably prepared and represents the best currently available estimates and judgments of BSP management and that the forecasts, projections and estimates reflected in such information will be realized in the amounts and in the time periods currently estimated by such management.

It is understood that the foregoing financial information of FBCC and FBLC that was provided to us was not prepared with the expectation of public disclosure and that all of the foregoing financial information is based on numerous variables and assumptions that are inherently uncertain (including, without limitation, factors related to general economic and competitive conditions and, in particular, the widespread disruption, extraordinary uncertainty and unusual volatility arising from global tensions and political unrest, economic uncertainty, inflation, rising interest rates, the COVID-19 pandemic, including the effect of evolving governmental interventions and non-interventions) and, accordingly, actual results could vary significantly from those set forth in such information. We have assumed, based on discussions with BSP management and with the consent of FBCC and the Committee, that all such information provides a reasonable basis upon which we can form our opinion and we express no view as to any such information or the assumptions or bases therefor. We have relied on all such information without independent verification or analysis and do not in any respect assume any responsibility or liability for the accuracy or completeness thereof.

We also have assumed that there have been no material changes in the assets, liabilities, financial condition, results of operations, business or prospects of either FBCC or FBLC since the date of the last financial statements of each such entity that were made available to us. In rendering our opinion, we have not made or obtained any evaluations or appraisals or physical inspection of the property, assets or liabilities (contingent or otherwise) of FBCC or FBLC, the collateral securing any of such assets or liabilities, or the collectability of any such assets, nor have we examined any individual loan or credit files, nor did we evaluate the solvency, financial capability or fair value of FBCC or FBLC under any state or federal laws, including those relating to bankruptcy, insolvency or other matters. Estimates of values of companies and assets do not purport to be appraisals or necessarily reflect the prices at which companies or assets may actually be sold. Such estimates are inherently subject to uncertainty and should not be taken as our view of the actual value of any companies or assets.

We have assumed, in all respects material to our analyses, the following: (i) that the Transaction and any related transactions (including entry into the Investment Advisory Agreement Amendment) will be completed substantially in accordance with the terms set forth in the Agreement (the final terms of which we have assumed will not differ in any respect material to our analyses from the execution version reviewed by us and referred to above), with no adjustments to the Exchange Ratio and with no other consideration or payments in respect of FBLC Common Stock; (ii) that the representations and warranties of each party in the Agreement and in all related documents and instruments referred to in the Agreement are true and correct; (iii) that each party to the Agreement and all related documents will perform all of the covenants and agreements required to be performed by such party under such documents; (iv) that there are no factors that would delay or subject to any adverse conditions, any necessary regulatory or governmental approval for the Transaction or any related transactions and that all conditions to the completion of the Transaction and any related transactions will be satisfied without any waivers or modifications to the Agreement or any of the related documents; and (v) that in the course of obtaining the necessary regulatory, contractual, or other consents or approvals for the Transaction and any related transactions, no restrictions, including any divestiture requirements, termination or other payments or amendments or modifications, will be imposed that will have a material adverse effect on the future results of operations or financial condition of FBCC, FBLC or the pro forma entity, or the contemplated benefits of the Transaction, including without limitation the cost savings expected to result or be derived from the Transaction. We have assumed that the Transaction will be consummated in a manner that complies with the applicable provisions of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all other applicable federal and state statutes, rules and regulations. We have further been advised by representatives of FBCC that FBCC has relied upon advice from its advisors (other than KBW) or other appropriate sources as to all legal, financial reporting, tax, accounting and regulatory matters with respect to FBCC, FBLC, Merger Sub, the Transaction and any related transaction (including entry into the Investment Advisory Agreement Amendment) and the Agreement. KBW has not provided advice with respect to any such matters.

This opinion addresses only the fairness, from a financial point of view, as of the date hereof, of the Exchange Ratio in the Merger to FBCC. We express no view or opinion as to any other terms or aspects of the Transaction or any term or aspect of any related transaction (including the termination of the investment advisory agreement between FBLC and FBLA and the Company Administration Agreements (as defined in the Agreement) or the entry into the Investment Advisory Agreement Amendment, including without limitation, the form or structure of the Transaction or any such related transaction, any consequences of the Transaction or any related transaction to FBCC, its stockholders, creditors or otherwise, or any terms, aspects, merits or implications of any employment, consulting, voting, support, stockholder or other agreements, arrangements or understandings contemplated or entered into in connection with the Transaction, any such related transaction, or otherwise. Our opinion is necessarily based upon conditions as they exist and can be evaluated on the date hereof and the information made available to us through the date hereof. There is currently significant volatility in the stock and other financial markets arising from global tensions and political unrest, economic uncertainty, inflation, rising interest rates and the COVID-19 pandemic, including the effect of evolving governmental interventions and non-interventions. It is understood that subsequent developments may affect the conclusion reached in this opinion and that KBW does not have an obligation to update, revise or reaffirm this opinion. We express no view or opinion as to any changes to the Company Per Share NAV or the Acquiror Per Share NAV after the date hereof from the respective amounts thereof that we have been directed to assume for purposes of our analyses and this opinion. Our opinion does not address, and we express no view or opinion with respect to, (i) the underlying business decision of FBCC to engage in the Transaction or enter into the Agreement, (ii) the relative merits of the Transaction as compared to any strategic alternatives that are, have been or may be available to or contemplated by FBCC, the Committee or the Board, (iii) any business, operational or other plans with respect to FBCC or the pro forma entity that may be currently contemplated by FBCC, the Board or the Committee or that may be implemented by FBCC, the Board or the Committee subsequent to the closing of the Transaction, (iv) any fees payable by FBCC or FBLC to FBCA, FBLA or BSP for investment advisory and management services, (v) the fairness of the amount or nature of any compensation to any of FBCC’s officers, directors or employees, or any class of such persons, relative to any compensation to the holders of FBCC Common Stock or relative to the Exchange Ratio, (vi) the effect of the Transaction or any related transaction on, or the fairness of the consideration to be received by, holders of any class of securities of FBCC, Merger Sub, FBLC or any other party to any transaction contemplated by the Agreement, (vii) any adjustment (as provided in the Agreement) to the Exchange Ratio assumed for purposes of our opinion (whether relating to a tax dividend or otherwise); (viii) the actual value of FBCC Common Stock to be issued in connection with the Merger or the prices, trading range or volume at which FBCL Common Stock may trade on the over-the-counter market following the public announcement of the Transaction, (ix) any advice or opinions provided by any other advisor to any of the parties to the Transaction or any other transaction contemplated by the Agreement, or (x) any legal, regulatory, accounting, tax or similar matters relating to FBCC, FBLC, Merger Sub, any of their respective stockholders, or relating to or arising out of or as a consequence of the Transaction or any other related transaction, including whether or not the Transaction will qualify as a tax-free reorganization for United States federal income tax purposes.

This opinion is for the information of, and is directed to, the Committee (in its capacity as such) and, as requested by the Committee, the Board (in its capacity as such) in connection with their respective consideration of the financial terms of the Transaction. This opinion does not constitute a recommendation to the Committee or the Board as to how it should vote on the Transaction, or to any holder of FBCC Common Stock or any stockholder of any other entity as to how to vote or act in connection with the Transaction or any other matter, nor does it constitute a recommendation as to whether or not any such stockholder should enter into a voting, stockholders’, affiliates’ or other agreement with respect to the Transaction or exercise any dissenters’ or appraisal rights that may be available to such stockholder.

This opinion has been reviewed and approved by our Fairness Opinion Committee in conformity with our policies and procedures established under the requirements of Rule 5150 of the Financial Industry Regulatory Authority.

Based upon and subject to the foregoing, it is our opinion that, as of the date hereof, the Exchange Ratio in the Merger is fair, from a financial point of view, to FBCC.

Very truly yours,

/s/ Keefe, Bruyette & Woods, Inc.
Keefe, Bruyette & Woods, Inc.

ANNEX D — OPINION OF THE FINANCIAL ADVISOR TO THE FBLC SPECIAL COMMITTEE

October 2, 2023

The Special Committee of the Board of Directors

Franklin BSP Lending Corporation

9 West 57th Street, 49th Floor, Suite 4920

New York, NY 10019

Members of the Special Committee:

You have requested our opinion as to the fairness, from a financial point of view, to the holders of common stock, par value $0.001 per share (the “Company Common Stock”), of Franklin BSP Lending Corporation (the “Company”), other than Benefit Street Partners L.L.C. (the “Joint Advisor”) and its affiliates, of the June Exchange Ratio (as defined below) in the proposed merger (the “First Merger”) of the Company with a wholly-owned subsidiary of Franklin BSP Capital Corporation (the “Acquiror”). Pursuant to the Agreement and Plan of Merger (the “Agreement”), among the Company, the Acquiror, Franklin BSP Merger Sub, Inc. (“Merger Sub”), a wholly owned subsidiary of the Acquiror, and solely for the limited purposes set forth therein, Franklin BSP Capital Adviser, L.L.C., the investment adviser to the Acquiror (“FBCA”), the Company will become a wholly-owned subsidiary of the Acquiror, and each outstanding share of Company Common Stock, other than shares of Company Common Stock owned by the Acquiror and its Consolidated Subsidiaries (as defined in the Agreement), will be converted into the right to receive a number of shares of the Acquiror’s common stock, par value $0.001 per share (the “Acquiror Common Stock”), equal to the Exchange Ratio (as defined below). The “Exchange Ratio” means (i) the net asset value per share of the Company Common Stock as determined no earlier than 48 hours (excluding Sundays and holidays) prior to the effective time of the First Merger (the “Determination Date”) divided by (ii) the net asset value per share of the Acquiror Common Stock on the Determination Date, in each case, adjusted as described in the Agreement. The Agreement further provides that following completion of the First Merger, the Company will merge with and into the Acquiror, with the Acquiror surviving as the surviving corporation (the “Second Merger” and, together with the First Merger, the “Transaction”).

In connection with our opinion, you have directed us to base our opinion on publicly available financial information, dated as of June 30, 2023, regarding the net asset value per share of the Company and the Acquiror, respectively, and to adjust such values using estimates of approximately $10.9 million of transaction expenses and the purchase accounting impact of the Transaction for the Company and approximately $300,000 of transaction expenses and the purchase accounting impact of the Transaction for the Acquiror and, in the case of the Company, a tax distribution of approximately $58.6 million, in each case as provided by the Joint Advisor. As of June 30, 2023, after adjustment as described above, the Company’s adjusted net asset value per share would be $6.96 and the Acquiror’s adjusted net asset value per share would be $15.02. If these were the adjusted net asset values per share on the Determination Date, the Company’s shareholders would receive 0.4631 shares of Acquiror Common Stock for each share of Company Common Stock (the “June Exchange Ratio”).

In connection with preparing our opinion, we have (i) reviewed the Agreement; (ii) reviewed the Joint Proxy Statement/Prospectus of the Company and the Acquiror with respect to the Transaction (the “Proxy Statement”); (iii) reviewed certain publicly available business and financial information concerning the Company and the Acquiror and the industries in which they operate; (iv) compared the financial and operating performance of the Company and the Acquiror with publicly available information concerning certain other companies we deemed relevant; (v) reviewed certain internal financial analyses and forecasts prepared by the managements of the Company and the Acquiror relating to their respective businesses, as well as the estimated amount and timing of the cost savings and related expenses and synergies expected to result from the Transaction, including the impact of an increased leverage ratio and changes to the management fees and incentive fees payable by the Acquiror as a result of the Amended and Restated Investment Advisory Agreement to be entered into between the Acquiror and FBCA in connection with, and contingent upon, the closing of the Transaction (collectively, the “Synergies”); and (vi) performed such other financial studies and analyses and considered such other information as we deemed appropriate for the purposes of this opinion.

In addition, we have held discussions with certain members of the management of the Company and the Acquiror with respect to certain aspects of the Transaction, and the past and current business operations of the Company and the Acquiror, the financial condition and future prospects and operations of the Company and the Acquiror, the effects of the Transaction on the financial condition and future prospects of the Company and the Acquiror, and certain other matters we believed necessary or appropriate to our inquiry.

In giving our opinion, we have relied upon and assumed the accuracy and completeness of all information that was publicly available or was furnished to or discussed with us by the Company and the Acquiror or otherwise reviewed by or for us. We have not independently verified any such information or its accuracy or completeness and, pursuant to our engagement letter with the Company, we did not assume any obligation to undertake any such independent verification. We have not conducted or been provided with any valuation or appraisal of any assets or liabilities, including the respective investment portfolios of the Company and the Acquiror, nor have we evaluated the solvency of the Company or the Acquiror under any state or federal laws relating to bankruptcy, insolvency or similar matters. In relying on financial analyses and forecasts provided to us or derived therefrom, including the Synergies, we have assumed that they have been reasonably prepared based on assumptions reflecting the best currently available estimates and judgments by management as to the expected future results of operations and financial condition of the Company and the Acquiror to which such analyses or forecasts relate. We express no view as to such analyses or forecasts (including the Synergies) or the assumptions on which they were based. We have also assumed that the Transaction and the other transactions contemplated by the Agreement will qualify as a tax-free reorganization for United States federal income tax purposes and will be consummated as described in the Agreement and the Proxy Statement. We have also assumed that the representations and warranties made by the Company and the Acquiror in the Agreement and the related agreements are and will be true and correct in all respects material to our analysis. We are not legal, regulatory or tax experts and have relied on the assessments made by advisors to the Company with respect to such issues. We have further assumed that all material governmental, regulatory or other consents and approvals necessary for the consummation of the Transaction will be obtained without any adverse effect on the Company or the Acquiror or on the contemplated benefits of the Transaction.

Our opinion is necessarily based on economic, market and other conditions as in effect on, and the information made available to us as of, the date hereof. It should be understood that subsequent developments may affect this opinion and that we do not have any obligation to update, revise, or reaffirm this opinion. Our opinion is limited to the fairness, from a financial point of view, to the holders of the Company Common Stock other than the Joint Advisor and its affiliates of the June Exchange Ratio in the proposed Transaction and we express no opinion as to the fairness of any consideration to be paid in connection with the Transaction to the holders of any other class of securities, creditors or other constituencies of the Company or as to the underlying decision by the Company to engage in the Transaction. Furthermore, we express no opinion with respect to the amount or nature of any compensation to any officers, directors, or employees of any party to the Transaction, or any class of such persons relative to the June Exchange Ratio applicable to the holders of the Company Common Stock in the Transaction or with respect to the fairness of any such compensation. We are expressing no opinion herein as to the price at which the Company Common Stock or the Acquiror Common Stock will trade at any future time.

We note that we were not authorized to and did not solicit any expressions of interest from any other parties with respect to the sale of all or any part of the Company or any other alternative transaction.

We have acted as financial advisor to the Company with respect to the proposed Transaction and will receive a fee from the Company for our services, a substantial portion of which will become payable only if the proposed Transaction is consummated. In addition, the Company has agreed to indemnify us for certain liabilities arising out of our engagement. Please be advised that during the two years preceding the date of this letter, neither we nor our affiliates have had any material financial advisory or other material commercial or investment banking relationships with the Acquiror. During the two years preceding the date of this letter, we and our affiliates have had commercial or investment banking relationships with the Company, for which we and such affiliates have received customary compensation. Such services during such period have included acting as joint lead arranger and bookrunner on a syndicated credit facility in June 2022. In addition, during the two years preceding the date of this letter, we and our affiliates have had commercial or investment banking relationships with Franklin Resources, Inc. (“Franklin Resources”), an affiliate of the Joint Advisor, for which we and such affiliates have received customary compensation. Such services during such period have included acting as co-lead manager and joint bookrunner on a debt securities offering in September 2023 and sole lead manager and bookrunner on a debt securities offering in October 2021. In addition, our commercial banking affiliate is an agent bank and a lender under outstanding credit facilities of the Company, for which it receives customary compensation or other financial benefits. In addition, we and our affiliates hold, on a proprietary basis, less than 1% of the outstanding Company Common Stock and outstanding common stock of Franklin Resources. In the ordinary course of our businesses, we and our affiliates may actively trade the debt and equity securities or financial instruments (including derivatives, bank loans or other obligations) of the Company for our own account or for the accounts of customers and, accordingly, we may at any time hold long or short positions in such securities or other financial instruments.

On the basis of and subject to the foregoing, it is our opinion as of the date hereof that the June Exchange Ratio in the proposed Transaction is fair, from a financial point of view, to the holders of the Company Common Stock other than the Joint Advisor and its affiliates.

The issuance of this opinion has been approved by a fairness opinion committee of J.P. Morgan Securities LLC. This letter is provided to the Special Committee of the Board of Directors of the Company (in its capacity as such) in connection with and for the purposes of its evaluation of the Transaction. This opinion does not constitute a recommendation to any shareholder of the Company as to how such shareholder should vote with respect to the Transaction or any other matter. This opinion may not be disclosed, referred to, or communicated (in whole or in part) to any third party for any purpose whatsoever except with our prior written approval. This opinion may be reproduced in full in any proxy or information statement mailed to shareholders of the Company but may not otherwise be disclosed publicly in any manner without our prior written approval.

Very truly yours,

J.P. MORGAN SECURITIES LLC

J.P. Morgan Securities LLC

PART C

OTHER INFORMATION

Item 15. Indemnification.

As permitted by Section 102(b)(7) of the DGCL, FBCC has adopted provisions in the FBCC Charter that limit or eliminate the personal liability of its directors for a breach of their fiduciary duty of care as a director. The duty of care generally requires that, when acting on behalf of the corporation, directors exercise an informed business judgment based on all material information reasonably available to them. Consequently, a director will not be personally liable to FBCC or its stockholders for monetary damages or breach of fiduciary duty as a director, except for liability for: any breach of the director’s duty of loyalty to FBCC or its stockholders; any act or omission not in good faith or that involves intentional misconduct or a knowing violation of law; for unlawful payments of dividends or unlawful stock repurchases or redemptions as provided in Section 174 of the DGCL; or any transaction from which the director derived an improper personal benefit. These limitations of liability do not affect the availability of equitable remedies such as injunctive relief or rescission.

The FBCC Charter provides that all directors and officers of the registrant will be entitled to be indemnified by FBCC to the fullest extent permitted by the DGCL, subject to the requirements of the Investment Company Act. Under Section 145 of the DGCL, FBCC is permitted to offer indemnification to its directors, officers, employees and agents.

Section 145(a) of the DGCL provides, in general, that a corporation will have the power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation), because the person is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of any other enterprise. Such indemnity may be against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding, if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation and if, with respect to any criminal action or proceeding, the person did not have reasonable cause to believe the person’s conduct was unlawful.

Section 145(b) of the DGCL provides, in general, that a corporation will have the power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor because the person is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of any other enterprise, against any expenses (including attorneys’ fees) actually and reasonably incurred by the person in connection with the defense or settlement of such action or suit if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification will be made in respect of any claim, issue or matter as to which such person will have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought will determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court will deem proper.

Under Section 145(c) of the DGCL, if a present or former director or officer has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Section 145(a) and Section 145(b) of the DGCL (described above), or in defense of any claim, issue or matter therein, such person will be indemnified by the corporation against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection therewith.

Section 145(g) of the DGCL provides, in general, that a corporation will have the power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of any other enterprise, against any liability asserted against the person in any such capacity, or arising out of the person’s status as such, regardless of whether the corporation would have the power to indemnify the person against such liability under the provisions of the law. FBCC has obtained liability insurance for the benefit of its directors and officers.

C-1

The Current FBCC Advisory Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, FBCA and its directors, trustees, officers, managers, partners, stockholders or members (and their stockholders or members, including the owners of their stockholders or members), agents, employees, controlling persons (as determined under the Investment Company Act) and any other person or entity affiliated with it are entitled to indemnification from FBCC for any losses, damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in satisfaction of judgments, in compromises and settlement, as fines and penalties and legal or other costs and reasonable expenses of investigating or defending against any claim or alleged claim) arising from the rendering of FBCA’s services under the Current FBCC Advisory Agreement or otherwise as an investment adviser of FBCC.

The Administration Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, BSP and its affiliates and their respective directors, officers, managers, partners, agents, employees, controlling persons, members, and any other person or entity affiliated with any of them are entitled to indemnification from FBCC for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising out of or otherwise based upon the performance of any of the Administrator’s duties or obligations under the Administration Agreement or otherwise as administrator for FBCC.

Insofar as indemnification for liability arising under the Securities Act may be permitted to directors, officers and controlling persons of FBCC pursuant to the foregoing provisions, or otherwise, FBCC has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by FBCC of expenses incurred or paid by a director, or officer of FBCC in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, FBCC will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 16. Exhibits.

(1)	Form of Certificate of Incorporation (previously filed as Exhibit 3.1 to FBCC’s Registration Statement on Form 10 (File No. 000-56205) filed on September 23, 2020 and incorporated herein by reference).
(2)	Amended and Restated Bylaws (previously filed as Exhibit 3.3 to FBCC’s Annual Report on Form 10-K for the year ended December 31, 2021, filed on March 17, 2022 and incorporated herein by reference).
(3)	Not applicable.
(4)	Agreement and Plan of Merger, dated as of October 2, 2023, by and among Franklin BSP Lending Corporation, Franklin BSP Capital Corporation, Franklin BSP Merger Sub, Inc., and, for the limited purposes set forth therein, Franklin BSP Capital Adviser L.L.C. (included as Annex A to this joint proxy statement/prospectus).
(5)(a)	Certificate of Designation of Series A Convertible Preferred Stock (previously filed as Exhibit 3.1 to FBCC’s Current Report on Form 8-K (File No. 814-01360) filed on August 25, 2021 and incorporated herein by reference).
(5)(b)	Form of Distribution Reinvestment Plan (previously filed as Exhibit 10.6 FBCC’s Pre-Effective Amendment No. 1 to Registration Statement on Form 10 (File No. 000-56205) filed on November 18, 2020 and incorporated herein by reference).
(6)(a)	Form of Amended and Restated Investment Advisory Agreement (included as Annex B to this joint proxy statement/prospectus).

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(6)(b)	Form of Waiver Letter Agreement to the Investment Advisory Agreement (previously filed as Exhibit 10.2 FBCC’s Pre-Effective Amendment No. 1 to Registration Statement on Form 10 (File No. 000-56205) filed on November 18, 2020 and incorporated herein by reference).
(7)	Not applicable.
(8)	Not applicable.
(9)	Form of Custody Agreement (previously filed as Exhibit 10.4 to FBCC’s Registration Statement on Form 10 (File No. 000-56205) filed on September 23, 2020 and incorporated herein by reference).
(10)	Not applicable.
(11)	Opinion and Consent of Richards, Layton & Finger, P.A.*
(12)	Opinion and Consent of Simpson Thacher & Bartlett LLP.*
(13)(a)	Loan and Servicing Agreement, dated March 15, 2021, by and among FBCC, FBCC Lending I, LLC, Franklin BSP Capital Adviser L.L.C., Morgan Stanley Asset Funding, Inc., as administrative agent, and U.S. Bank National Association as collateral agent, account bank and collateral custodian (previously filed as Exhibit 10.1 to FBCC’s Current Report on Form 8-K filed on March 17, 2021 and incorporated herein by reference).
(13)(b)	First Amendment to Loan and Servicing Agreement, dated as of July 1, 2021, by and among FBCC Lending I, LLC, FBCC, Morgan Stanley Bank, N.A., and Morgan Stanley Asset Funding, Inc (previously filed as Exhibit 10.1 to FBCC’s Quarterly Report on Form 10-Q filed on November 12, 2021 and incorporated herein by reference).
(13)(c)	Second Amendment to Loan and Servicing Agreement, dated as of December 15, 2021, by and among FBCC Lending I, LLC, FBCC, Morgan Stanley Bank, N.A., and Morgan Stanley Asset Funding, Inc. (previously filed as Exhibit 10.12 to FBCC’s Annual Report on Form 10-K (File No. 814-01360) filed on March 17, 2022 and incorporated herein by reference).
(13)(d)	Third Amendment to Loan and Servicing Agreement, dated as of January 31, 2022, by and among FBCC Lending I, LLC, FBCC, Morgan Stanley Bank, N.A., Canadian Imperial Bank of Commerce, and Morgan Stanley Asset Funding, Inc. (previously filed as Exhibit 10.13 to FBCC’s Annual Report on Form 10-K (File No. 814-01360) filed on March 17, 2022 and incorporated herein by reference).
(13)(e)	Fourth Amendment to Loan and Servicing Agreement, dated as of June 28, 2022, by and among FBCC Lending I, LLC, FBCC, Morgan Stanley Bank, N.A. and Canadian Imperial Bank of Commerce, as lenders, and Morgan Stanley Asset Funding Inc., as administrative agent (previously filed as Exhibit 10.1 to FBCC’s Current Report on Form 8-K (File No. 814-01360) filed on July 5, 2022 and incorporated herein by reference).
(13)(f)	Revolving Credit Agreement, dated as of April 22, 2021, by and among FBCC, the other Fund Borrowers party thereto, the Lenders party thereto, Morgan Stanley Asset Funding, Inc., as administrative agent and sole lead arranger, and Morgan Stanley Bank, N.A., as the letter of credit issuer and lender (previously filed as Exhibit 10.1 to FBCC’s Quarterly Report on Form 10-Q filed on August 11, 2021 and incorporated herein by reference).
(13)(g)	First Amendment to Revolving Credit Agreement, dated as of April 20, 2022, by and among FBCC, Morgan Stanley, N.A. and Morgan Stanley Asset Funding Inc. (previously filed as Exhibit 10.1 to FBCC’s Quarterly Report on Form 10-Q (File No. 814-01360) filed on May 13, 2022 and incorporated herein by reference).
(13)(h)	Form of Administration Agreement (previously filed as Exhibit 10.3 to FBCC’s Registration Statement on Form 10 (File No. 000-56205) filed on September 23, 2020 and incorporated herein by reference).
(13)(i)	Form of Subscription Agreement (previously filed as Exhibit 10.7 to FBCC’s Registration Statement on Form 10 (File No. 000-56205) filed on September 23, 2020 and incorporated herein by reference).
(13)(j)	Form of Indemnification Agreement (previously filed as Exhibit 10.5 to FBCC’s Registration Statement on Form 10 (File No. 000-56205) filed on September 23, 2020 and incorporated herein by reference).

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(14)(a)(1)	Consent of Ernst & Young LLP (Franklin BSP Capital Corporation and Franklin BSP Lending Corporation).
(14)(a)(2)	Consent of Ernst & Young LLP (FBLC Senior Loan Fund LLC).
(14)(b)	Report of Ernst & Young LLP regarding the senior securities table contained herein (Franklin BSP Capital Corporation).*
(14)(c)	Consent of CohnReznick LLP.
(15)	Not applicable.
(16)	Power of Attorney.*
(17)(a)	Consent of Keefe, Bruyette & Woods, Inc.
(17)(b)	Consent of J.P. Morgan Securities LLC.
(17)(c)	Form of Proxy Card of Franklin BSP Capital Corporation.*
(17)(d)	Form of Proxy Card of Franklin BSP Lending Corporation.*
(18)	Filing Fee Table.*

*	Previously filed.

Item 17. Undertakings.

(1)	The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)	The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act, each post-effective amendment will be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time will be deemed to be the initial bona fide offering of them.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on behalf of the registrant, in New York, New York on the 19th day of October, 2023.

FRANKLIN BSP CAPITAL CORPORATION

By:	/s/ Richard J. Byrne
Name:	Richard J. Byrne
Title:	Chief Executive Officer, President and Chairman of the Board

As required by the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

/s/ Richard J. Byrne	Chief Executive Officer, President and Chairman of the Board	October 19, 2023
Richard J. Byrne	(Principal Executive Officer)

/s/ Nina K. Baryski	Chief Financial Officer and Treasurer	October 19, 2023
Nina K. Baryski	(Principal Financial and Principal Accounting Officer)

*	Independent Director	October 19, 2023
Lee S. Hillman

*	Independent Director	October 19, 2023
Ronald J. Kramer

*	Independent Director	October 19, 2023
Leslie D. Michelson

*	Independent Director	October 19, 2023
Edward G. Rendell

*	Independent Director	October 19, 2023
Dennis M. Schaney

*By:	/s/ Richard J. Byrne
Name:	Richard J. Byrne
Title:	Attorney-in-fact

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